                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number  811-08236
                                                       ---------

                                 Northern Funds
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             50 South LaSalle Street
                                Chicago, IL 60675
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          Lloyd A. Wennlund, President
                                 Northern Funds
                             50 South LaSalle Street
                                Chicago, IL 60675
               ---------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 557-2790
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2004
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                    EQUITY FUNDS

  TABLE OF CONTENTS

2    PORTFOLIO MANAGEMENT COMMENTARY

14   STATEMENTS OF ASSETS AND LIABILITIES

16   STATEMENTS OF OPERATIONS

18   STATEMENTS OF CHANGES IN NET ASSETS

20   FINANCIAL HIGHLIGHTS

     SCHEDULES OF INVESTMENTS

     32   GROWTH EQUITY FUND

     34   GROWTH OPPORTUNITIES FUND

     37   INCOME EQUITY FUND

     40   INTERNATIONAL GROWTH EQUITY FUND

     42   LARGE CAP VALUE FUND

     44   MID CAP GROWTH FUND

     46   SELECT EQUITY FUND

     48   SMALL CAP GROWTH FUND

     51   SMALL CAP INDEX FUND

     76   SMALL CAP VALUE FUND

     86   STOCK INDEX FUND

     94   TECHNOLOGY FUND

96   NOTES TO THE FINANCIAL STATEMENTS

104  REPORT OF INDEPENDENT AUDITORS

105  TRUSTEES AND OFFICERS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in fund management strategies from those currently expected to be employed.

A description of Northern Funds' Proxy Voting Policies and Procedures is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the Securities and Exchange Commission's Web site at sec.gov or by calling 800/595-9111.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                                NOT FDIC INSURED

                        May lose value/No bank guarantee

                                     NORTHERN FUNDS ANNUAL REPORT 1 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GROWTH EQUITY FUND

As the Fund's most recent fiscal year began on April 1, 2003, the equity markets were starting to transition from a long bear market to a bull market. Evidence of a more balanced growth picture was emerging, with the corporate sector beginning to supplement spending by consumers. Add to this an aggressive posture from the government that put into place tax reform to supplement a stimulative monetary policy stance. Another key element of the investment environment during the course of the year was an enhanced appetite for risk by equity investors, which manifested itself in the strong relative performance of low-quality stocks.

Despite strong absolute returns for the period, the Fund's 30.41 percent return for its most recent fiscal year ended March 31, 2004 lagged the benchmark return of 35.12 percent. Much of the underperformance occurred in the first three months of the year as stocks responded positively to easing geopolitical worries, early signs of economic improvement and tax cut news out of Washington. These factors led to the burst of low-quality stock outperformance mentioned above. Our portfolio was still positioned in some of the more defensive segments of the market as this lift off occurred.

It's important to note, however, that some of the hottest segments of the stock market last year featured previously beaten down stocks with weak fundamental characteristics and little or no earnings. The Fund's selection process and the philosophy behind our fundamental analysis will always keep us from owning many of these stocks. We believe that holding stocks with strong fundamentals and solid earnings prospects will be of much greater benefit to the Fund and our shareholders over longer periods. During the year, as evidence of a stronger than expected economy became apparent, we shifted a portion of the portfolio from consumer staples and health care names into improving opportunities in technology, consumer discretionary, industrial and energy investments. Going forward, the Fund will seek to maintain a diversified portfolio of companies with superior growth opportunities.

FUND MANAGERS

[PHOTO OF JOHN B. LEO AND ROBERT MITCHELL]

JOHN B. LEO
WITH NORTHERN TRUST SINCE 1984

ROBERT MITCHELL
WITH NORTHERN TRUST SINCE 1988

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $766 million
NET ASSET VALUE: $15.00
TICKER SYMBOL: NOGEX
3-YEAR BETA: 0.95
DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            30.41%
THREE YEAR                          (1.70)%
FIVE YEAR                           (2.48)%
AVERAGE ANNUAL SINCE INCEPTION       9.32%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

[CHART]

GROWTH OF A HYPOTHETICAL $10,OOO INVESTMENT

                GROWTH EQUITY
                    FUND            S&P 500 INDEX
4/1/1994            10,000             10,000

3/31/1995           10,686             11,552

3/31/1996           13,390             15,256

3/31/1997           14,962             18,276

3/31/1998           22,151             27,040

3/31/1999           27,634             32,034

3/31/2000           35,261             37,775

3/31/2001           25,661             29,593

3/31/2002           25,342             29,669

3/31/2003           18,689             22,324

3/31/2004           24,372             30,192

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS 2 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GROWTH OPPORTUNITIES FUND

The environment for U.S. stocks was positive over the Fund's fiscal year ended March 31, 2004, following a long and deep bear market. Stocks of small companies outperformed those of larger companies during the year. More broadly, lower-quality stocks generally performed better than stocks of higher-quality companies. This phenomenon prevailed across the entire market capitalization spectrum during much of the year, easing only toward the end of the reporting period.

In this environment, our stock selection discipline of investing in high-quality companies with above-average growth in sales and earnings was a significant factor in the Fund's underperformance during the fiscal year. The Fund gained
43.95 percent over the 12 months, while the benchmark Russell 2500 Growth Index gained 59.47 percent. In contrast to fiscal 2003, the telecommunications services and information technology sectors were the best performers in the benchmark, followed by the materials and consumer discretionary sectors. Major laggards were the utility, energy, financial and industrial sectors. Large-capitalization health care stocks performed significantly worse than smaller health care equities. The Fund's modest exposure to large-company health care stocks and lack of participation in the large-company pharmaceutical industry was a positive. On the negative side, inadequate participation in the telecommunications sector was a major contributor to the Fund's relative underperformance.

We continue to search out stocks with potential catalysts for price appreciation. In doing so, we look for significant revenues and earnings growth, solid financials, strong return on equity and leading industry positions. These criteria suggest a continued emphasis on the technology, health care and consumer sectors. We expect to fine-tune participation in the materials and industrials sectors to reflect economic strengthening or weakening. The Fund's energy exposure is also likely to vary, with the trend of energy commodity prices expected to dictate participation levels.

FUND MANAGER

[PHOTO OF THEODORE BRECKEL]

THEODORE BRECKEL
WITH NORTHERN TRUST SINCE 1971

FUND STATISTICS

INCEPTION DATE: September 26, 2000
TOTAL NET ASSETS: $15 million
NET ASSET VALUE: $6.42
TICKER SYMBOL: NTGOX
3-YEAR BETA: 0.65
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            43.95%
THREE YEAR                           1.10%
AVERAGE ANNUAL SINCE INCEPTION     (11.83)%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Small- and mid-sized company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

IPOs may involve high volatility, low liquidity, and high transaction costs.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                GROWTH OPPORTUNITIES            RUSSELL 2500 GROWTH
                       FUND                            INDEX
9/26/2000              10,000                          10,000

3/31/2001               6,220                           6,459

3/31/2002               6,398                           6,979

3/31/2003               4,466                           4,735

3/31/2004               6,429                           7,872

The Russell 2500 Growth Index is an unmanaged index that tracks the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                                     NORTHERN FUNDS ANNUAL REPORT 3 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INCOME EQUITY FUND

The fiscal year ended March 31, 2004, was characterized by stronger economic growth and improved stock market performance. GDP growth accelerated, longer-term interest rates were flat and inflation declined. Stocks, as measured by the S&P 500 Index, gained 35.12 percent, while the Fund's benchmark, the Merrill Lynch All U.S. Convertibles Index, returned 28.58 percent. For the 12-month period ended March 31, the Fund returned 23.60 percent.

The primary reason for the Fund's underperformance was our ongoing commitment to investing in higher-quality securities at a time when lower-quality issues outperformed. The nature of the market environment is starkly illustrated by the fact that the Merrill Investment Grade Convertible Index returned 17.39 percent, while the Speculative Grade Index returned over twice as much at 40.89 percent. The best performing sectors were materials, up 58.22 percent, and utilities, up
38.78 percent. The Fund was overweight both, which helped performance, but together they account for just under eight percent of the total convertibles market. We were also helped by an overweight in the consumer discretionary sector, which returned 30.80 percent. Technology, which outperformed with a
37.87 percent return and is the largest sector weighting in the benchmark, was the Fund's largest underweight.

A major narrowing in yield spreads versus Treasuries drove much of the gain in convertibles. While such a shift can be quite powerful, it can carry only so far. Currently, yields are close to their lowest levels in several decades, and quality spreads are about as narrow as they have been in several years. We therefore believe that the underlying success of individual businesses, rather than general shifts in the overall market environment, will dictate returns. Concurrently, the influence of non-traditional investors such as hedge funds is growing. Their investment methodology seeks to exploit the trading characteristics of convertibles' underlying stocks and places little value on the businesses they represent. This has left the convertible market with an undersupply of attractive investments, in our view. We will continue, however, to seek out common stocks with reasonable valuations and yields, and we will be looking for opportunities in this area.

FUND MANAGER

[PHOTO OF THEODORE T. SOUTHWORTH]

THEODORE T. SOUTHWORTH
WITH NORTHERN TRUST SINCE 1984

FUND STATISTICS

INCEPTION DATE: April 1,1994
TOTAL NET ASSETS: $319 million
NET ASSET VALUE: $12.11
TICKER SYMBOL: NOIEX
3-YEAR BETA (VS. S&P 500 INDEX): 0.42
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            23.60%
THREE YEAR                           6.78%
FIVE YEAR                            6.04%
AVERAGE ANNUAL SINCE INCEPTION       9.55%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                INCOME EQUITY     MERRILL LYNCH ALL U.S.
                    FUND            CONVERTIBLES INDEX
4/1/1994           10,000                 10,000

3/31/1995          10,221                 10,325

3/31/1996          12,312                 12,853

3/31/1997          14,083                 14,035

3/31/1998          18,453                 18,165

3/31/1999          18,565                 19,214

3/31/2000          22,111                 27,521

3/31/2001          20,443                 21,510

3/31/2002          21,834                 21,664

3/31/2003          20,138                 20,608

3/31/2004          24,890                 26,496

The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INTERNATIONAL GROWTH EQUITY FUND

The past 12 months witnessed a remarkable change of fortune for the international equity market, against a background of improving sentiment and growing investor willingness to accept risk. The fact that the U.S. kept interest rates extremely low meant that the world was flush with liquidity and the U.S. was able to support global growth. The markets, which hit a low point on March 12, 2003, rallied strongly once the Iraqi conflict subsided.

For the 12-month period ended March 31, 2004, the Fund returned 56.78 percent, in keeping with the 57.54 percent return of the MSCI EAFE Index. Early in the year, the Fund increased its exposure to the materials, industrials and insurance sectors in order to participate in the equity rally. However, we reduced some of the more economically sensitive positions to take profits in companies that had performed well. These both contributed to the Fund's strong performance for the period. The Fund's slight underperformance compared to its benchmark was primarily due to operating expenses, including transaction costs and management fees.

Another theme that contributed to the Fund's performance was a resurgence of merger and acquisition deals. Business managers gained additional confidence in the global recovery and in many cases decided to put their increased cash flows to use. The Fund benefited in this area by holding two acquisition targets. Besides the U.S., China was the other engine of global growth, driving demand for commodities and industrial products. Japan benefited from the demand in both of these markets, and there was increasing evidence of a recovery in its domestic market. The Fund benefited strongly from its holdings in Petrochina, a leading Chinese oil and gas producer, as well as from holdings in selected Japanese industrial, technology and commodity companies.

FUND MANAGERS

[PHOTO OF RICHARD ROTHWELL AND DIANE JONES]

RICHARD ROTHWELL
WITH NORTHERN TRUST SINCE 2002

DIANE JONES
WITH NORTHERN TRUST SINCE 2002

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $587 million
NET ASSET VALUE: $9.35
TICKER SYMBOL: NOIGX
3-YEAR BETA: 0.95
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            56.78%
THREE YEAR                           1.57%
FIVE YEAR                            0.05%
AVERAGE ANNUAL SINCE INCEPTION       4.08%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity, and currency volatility.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                             INTERNATIONAL GROWTH
                  EQUITY FUND              MSCI EAFE INDEX
4/1/1994            10,000                     10,000

3/31/1995            9,730                     10,608

3/31/1996           10,570                     11,915

3/31/1997           10,849                     12,089

3/31/1998           13,163                     14,338

3/31/1999           14,884                     15,208

3/31/2000           19,425                     19,023

3/31/2001           14,239                     14,105

3/31/2002           12,516                     12,906

3/31/2003            9,517                      9,909

3/31/2004           14,921                     15,608

The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                                     NORTHERN FUNDS ANNUAL REPORT 5 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  LARGE CAP VALUE FUND

The U.S. stock market performed well during the Fund's fiscal year ended March 31, 2004, providing investors with relief following a difficult three-year downturn. Equities benefited from accelerating corporate earnings, continuing productivity gains, the expansion of price-to-earnings ratios and 40-year lows in interest rates. Although the broad market indices posted strong returns, the biggest winners were lower-quality, higher-volatility and smaller-cap stocks. The two top performing market sectors were information technology and materials, the riskier segments of the S&P 500 Index. The poorest performing sectors were health care, consumer staples and telecommunications. All three typically lag in a recovery when cyclical companies outperform.

The Fund is constructed according to our value yield discipline and the stocks chosen meet our strict criteria. Additionally, we assess the state of the economy and forecast its progress over the next 12 to 18 months. We then underweight or overweight sectors where appropriate. During the 12-month period ended March 31, 2004, the Fund returned 43.33 percent, compared with the 44.14 percent return of its benchmark, the S&P 500/Barra Value Index. The Fund's strong performance during the period can be attributed in part to our overweights in basic materials and industrials as both sectors outperformed the market in the third and fourth quarters. Additionally, the stocks we selected within the financial sector were positive contributors to performance. One Fund holding in particular that performed well was Motorola, which we sold after price appreciation caused its dividend yield to fall below one percent, currently our yield sell target. In contrast, the Fund's overweight in large-company pharmaceutical stocks detracted from performance. Although pharmaceuticals are trading at valuations not seen since the mid-1990s, these high-quality companies did not participate in the recent market rally.

Because the government's tax cuts on dividends were initiated fairly recently, their full impact and benefits have yet to be felt. In addition, our requirement that all the Fund's holdings pay dividends benefited performance. Many companies the Fund held raised their dividends significantly during the period, enhancing returns. We believe that the market's renewed emphasis on dividends will continue.

FUND MANAGERS

[PHOTO OF STEPHEN K. KENT, JR., BETSY TURNER AND ALAN R. BRITTON]

STEPHEN K. KENT, JR.
(NOT PICTURED)

BETSY TURNER
ALAN R. BRITTON
WITH NORTHERN TRUST SINCE 2000

FUND STATISTICS

INCEPTION DATE: August 3, 2000
TOTAL NET ASSETS: $867 million
NET ASSET VALUE: $12.66
TICKER SYMBOL: NOLVX
3-YEAR BETA: 0.84
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            43.33%
THREE YEAR                           5.96%
AVERAGE ANNUAL SINCE INCEPTION       7.67%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                LARGE CAP         S&P 500/BARRA
                VALUE FUND         VALUE INDEX
8/3/2000          10,000             10,000

3/31/2001         11,014             10,134

3/31/2002         11,879              9,699

3/31/2003          9,141              7,158

3/31/2004         13,102             10,318

The S&P 500/Barra Value Index is an unmanaged index that tracks 250 companies that are generally representative of the U.S. market for large-cap value stocks.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  MID CAP GROWTH FUND

The equity markets bottomed in March of 2003, and rose significantly throughout the fiscal year ended March 31, 2004, driven by a rebounding economy, tax incentives and generation-low interest rates. Consumer spending paused last spring as the Iraq conflict unfolded, but sharply recovered, supported by significant mortgage refinancing activity. Corporate spending remained tepid but began to slowly improve in the second half of the year. The period ended with signs that employment -- the final key to the economic recovery -- had begun to improve.

Against this fluid backdrop, the Fund posted a gain of 37.49 percent for the year ended March 31, 2004, versus a 49.63 percent gain by the Russell Midcap Growth Index. The outperformance of lower-quality stocks, coupled with the Fund's defensive positioning during the first two months of the fiscal year, led to the performance gap. Lower-quality stocks significantly outperformed higher-quality stocks during the reporting period. This is typical during the first year of an economic recovery as investors seek companies that will benefit the most from an improving economy. Last May, we shifted course and repositioned the Fund more aggressively, adding more cyclical and higher growth stocks to the portfolio. We continue to believe that our research-driven focus on higher-quality, proven growth stocks will be rewarded throughout the full economic cycle as it has in the past.

As we adopted a more cyclical posture over the last year, we significantly increased our exposure to consumer discretionary and technology stocks and reduced our health care weighting. At fiscal year end, we maintained a modest cyclical tilt slightly overweighting technology, industrials and energy, while modestly underweighting financials and consumer staples. We recently reduced this cyclical bias somewhat given our concerns about difficult earnings comparisons, the absence of tax incentives, an increasingly uncertain election outcome and the prospect of higher interest rates over the coming year. We also increased the overall quality of the Fund's holdings given our belief that investors will favor more predictable growth stories in this uncertain environment and that the dramatic outperformance of low quality issues over the last year is not sustainable.

FUND MANAGERS

[PHOTO OF ANDREW FLYNN AND DEBORAH L. KOCH]

ANDREW FLYNN
WITH NORTHERN TRUST SINCE 1998

DEBORAH L. KOCH
WITH NORTHERN TRUST SINCE 2003

FUND STATISTICS

INCEPTION DATE: March 31, 1998
TOTAL NET ASSETS: $365 million
NET ASSET VALUE: $12.47
TICKER SYMBOL: NOMCX
3-YEAR BETA: 0.66
DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            37.49%
THREE YEAR                           4.02%
FIVE YEAR                            5.09%
AVERAGE ANNUAL SINCE INCEPTION       7.02%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Mid-sized company stocks are generally more volatile than large-company stocks.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                   MID CAP GROWTH      RUSSELL MIDCAP
                        FUND            GROWTH INDEX
3/31/1998            10,000               10,000

3/31/1999            11,720               10,889

3/31/2000            24,455               19,296

3/31/2001            13,347               10,532

3/31/2002            14,034               11,028

3/31/2003            10,926                8,149

3/31/2004            15,022               12,193

The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                                     NORTHERN FUNDS ANNUAL REPORT 7 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SELECT EQUITY FUND

Stock prices staged a strong advance during the fiscal year. Last spring, investors began to anticipate a favorable resolution to the conflict in Iraq and an improvement in economic conditions resulting from substantial monetary and fiscal stimuli. Most stocks participated in the advance, but the best gains came from the lowest-quality companies. Stocks of companies in poor financial condition, such as those not making a profit, were remarkably strong. Historically, these types of stocks perform well for only brief periods and we therefore tend to avoid them. However, this time the outperformance persisted throughout the fiscal year. While the Fund generated attractive absolute returns, it gained less than its benchmark primarily for this reason. During its most recent fiscal year ended March 31, 2004, the Select Equity Fund posted a total return of 20.35 percent, versus the 32.18 percent return of the Russell 1000 Growth Index.

The Fund focuses its investments on the stocks of companies with superior revenue and earnings growth potential. As a result, we reoriented the Fund toward more economically sensitive companies and sectors such as technology and industrials earlier in the fiscal year. We also emphasized companies with exposure to corporate -- rather than consumer -- spending. Concurrently, the health care and consumer discretionary sectors saw the largest reduction in weightings within the Fund. Near the end of the fiscal year, however, we became concerned that the rapid growth in the economy and corporate profits would slow. Consumer staples stocks, which had been poor performers, began to rally and we materially increased the Fund's exposure to this sector.

FUND MANAGER

[PHOTO OF ROBERT N. STREED]

ROBERT N. STREED
WITH NORTHERN TRUST SINCE 1990

FUND STATISTICS

INCEPTION DATE: April 6, 1994
TOTAL NET ASSETS: $426 million
NET ASSET VALUE: $17.86
TICKER SYMBOL: NOEQX
3-YEAR BETA: 0.63
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            20.35%
THREE YEAR                          (3.78)%
FIVE YEAR                           (1.64)%
AVERAGE ANNUAL SINCE INCEPTION      10.83%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  SELECT EQUITY       RUSSELL 1000
                      FUND            GROWTH INDEX
4/6/1994             10,000              10,000

3/31/1995            10,818              11,761

3/31/1996            13,601              15,523

3/31/1997            15,724              18,236

3/31/1998            23,544              27,255

3/31/1999            30,320              34,914

3/31/2000            48,445              46,828

3/31/2001            31,334              26,823

3/31/2002            30,527              26,287

3/31/2003            23,196              19,250

3/31/2004            27,917              25,450

The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS 8 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SMALL CAP GROWTH FUND

The environment for U.S. stocks improved dramatically during the 12 months ended March 31, 2004, a welcome change after the long and deep 2000-2002 bear market. Stocks of small companies outperformed those of larger companies. In addition, within the overall market, lower-quality stocks generally performed better than stocks of higher-quality companies. Investors who, at the end of the bear market, purchased a portfolio of stocks of low-quality, money-losing, non-dividend-paying companies, fared considerably better in the last year than a diversified investor in higher-quality companies with strong financials and growing revenues and earnings.

In this environment, the Fund's disciplined approach to stock selection, which emphasizes high-quality companies with above-average growth in sales and earnings, contributed significantly to the Fund's underperformance in the fiscal year. The Fund gained 45.25 percent over the 12 months, while the benchmark Russell 2000 Growth Index gained 63.16 percent. Reversing the pattern of the previous fiscal year, the telecommunications services and information technology sectors were the strongest performers in the Index, followed by materials and health care. Sectors that lagged included utility, energy and financial companies. Consumer stocks in the aggregate performed in line with the benchmark. Our inability to find enough high-quality investment opportunities in the telecommunications sector was a major contributor to the Fund's underperformance.

We also anticipate that analysis and selection of individual stocks, rather than broad economic sector emphasis, will be a key factor in this year's investment performance. With that in mind, we intend to intensify our emphasis on the quality and growth aspects of the stock selection process. Those criteria suggest a continuation of our emphasis on the technology, health care and consumer areas of the market.

FUND MANAGER

[PHOTO OF THEODORE BRECKEL]

THEODORE BRECKEL
WITH NORTHERN TRUST SINCE 1971

FUND STATISTICS

INCEPTION DATE: September 30, 1999
TOTAL NET ASSETS: $179 million
NET ASSET VALUE: $9.79
TICKER SYMBOL: NSGRX
3-YEAR BETA: 0.67
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            45.25%
THREE YEAR                           1.58%
AVERAGE ANNUAL SINCE INCEPTION       3.86%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                 SMALL CAP         RUSSELL 2000
                GROWTH FUND        GROWTH INDEX
9/30/1999         10,000              10,000

3/31/2000         19,305              14,577

3/31/2001         11,316               8,774

3/31/2002         11,607               9,208

3/31/2003          8,166               6,295

3/31/2004         11,861              10,273

The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                                     NORTHERN FUNDS ANNUAL REPORT 9 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SMALL CAP INDEX FUND

Small-capitalization stocks, as represented by the Russell 2000 Index, the Fund's benchmark, returned 63.83 percent during the 12-month period ended March 31, 2004. In comparison, large-capitalization stocks, as measured by the S&P 500 Index, returned 35.12 percent during the period. As designed, the Fund's performance closely tracked that of the Russell 2000, returning 62.44 percent. Differences in returns were driven by transaction costs and Fund expenses.

As of March 31, 2004, the market capitalization of companies in the Russell 2000 Index ranged from $3.2 million to $2.8 billion. The median company size was $501 million while the average company size was $621.49 million. The total market capitalization of the Russell 2000 was approximately 9.1 percent of the Russell 3000 market capitalization. The utilities sector, which represented about 3.82 percent of the Russell 2000 Index at the end of the period, was the worst performing sector, returning 35.63 percent for the year. The producer durables sector, which was about 8.10 percent of the Russell 2000 Index on March 31, was the best performing sector, returning 78.40 percent for the 12-month period.

The annual reconstitution of the Russell indices occurred at the end of June. After the Russell 2000 Index was reconstituted, the consumer discretionary sector showed the greatest increase in its weighting, while the utilities sector had the greatest decrease in weighting. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark Index.

FUND MANAGER

[PHOTO OF PATRICK CANNON]

PATRICK CANNON
WITH NORTHERN TRUST SINCE 2003

FUND STATISTICS

INCEPTION DATE: September 3, 1999
TOTAL NET ASSETS: $346 million
NET ASSET VALUE: $9.30
TICKER SYMBOL: NSIDX
3-YEAR BETA: 1.00
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            62.44%
THREE YEAR                           9.99%
AVERAGE ANNUAL SINCE INCEPTION       7.51%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                    SMALL CAP       RUSSELL 2000
                    INDEX FUND         INDEX
9/3/1999              10,000           10,000

3/31/2000             12,322           12,686

3/31/2001             10,465           10,741

3/31/2002             11,823           12,243

3/31/2003              8,573            8,942

3/31/2004             13,926           14,650

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS 10 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SMALL CAP VALUE FUND

The Northern Small Cap Value Fund posted a strong return for its most recent fiscal year ended March 31, 2004, participating in the market's healthy gains. During the period, the Fund earned a return of 59.34 percent, compared with the benchmark Russell 2000 Value Index's return of 64.49 percent. Driving Fund performance were robust results in every economic sector, all of which -- except for utilities -- posted returns greater than 50 percent. Among Fund holdings, some companies in the energy and health care sectors returned more than 80 percent during the period. These returns were propelled by the market's strong focus on the small and more growth-oriented sectors of the market, including the least profitable segments of the small-cap market. During the last 12 months, companies reporting no earnings returned almost 100 percent on average, as did the smallest quartile of companies held by the Fund. This performance would be considered remarkable in almost any market segment, but was particularly notable within the "value" segment of the market.

Our quantitative stock selection strategy was successful in balancing the Fund's focus on profitable yet reasonably priced securities with the market's attraction to stocks with higher, but not necessarily proven, growth potential. The difficulty of finding profitable yet reasonably priced companies in the technology sector persisted throughout the year, accounting for the stock selection decisions that detracted the most from performance and a significant portion of the Fund's underperformance relative to its benchmark. Our disciplined portfolio construction and risk control processes ensured that the impact of the wide differences in return that occurred among sectors and styles was minimized in the Fund's performance.

Going forward, we will continue to seek attractively priced, high-quality stocks that our quantitative research believes will have long-term superior performance, and we will trade these stocks when appropriate.

FUND MANAGER

[PHOTO OF ROBERT H. BERGSON]

ROBERT H. BERGSON
WITH NORTHERN TRUST SINCE 1997

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $397 million
NET ASSET VALUE: $14.23
TICKER SYMBOL: NOSGX
3-YEAR BETA: 0.99
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            59.34%
THREE YEAR                          16.31%
FIVE YEAR                           15.22%
AVERAGE ANNUAL SINCE INCEPTION      12.03%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  SMALL CAP         RUSSELL 2000
                  VALUE FUND        VALUE INDEX
4/1/1994            10,000            10,000

3/31/1995           10,060            10,351

3/31/1996           12,474            13,102

3/31/1997           14,031            15,195

3/31/1998           20,035            21,751

3/31/1999           15,336            16,960

3/31/2000           19,938            19,208

3/31/2001           19,790            22,945

3/31/2002           24,661            28,393

3/31/2003           19,541            21,781

3/31/2004           31,137            35,831

The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                                    NORTHERN FUNDS ANNUAL REPORT 11 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  STOCK INDEX FUND

Large-capitalization stocks, as represented by the S&P 500 Index, the Fund's benchmark, returned 35.12 percent during the 12-month period ended March 31, 2004. By contrast, small-capitalization stocks, as measured by the Russell 2000 Index, returned 63.83 percent during the period. As designed, the Fund's performance closely tracked that of the S&P 500 Index, returning 34.33 percent for the period. Transaction costs and Fund expenses accounted for the difference in return.

The health care sector, which represented about 13.14 percent of the S&P 500 Index on March 31, 2004, was the worst performing sector for the 12-month period, returning 10.28 percent. The information technology sector, which represented about 16.12 percent of the S&P 500 Index at the end of the period, was the best performing sector, returning 41.25 percent for the period.

Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark Index.

FUND MANAGER

[PHOTO OF PATRICK CANNON]

PATRICK CANNON
WITH NORTHERN TRUST SINCE 2003

FUND STATISTICS

INCEPTION DATE: October 7, 1996
TOTAL NET ASSETS: $392 million
NET ASSET VALUE: $13.93
TICKER SYMBOL: NOSIX
3-YEAR BETA: 1.00
DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            34.33%
THREE YEAR                           0.03%
FIVE YEAR                           (1.73)%
AVERAGE ANNUAL SINCE INCEPTION       7.50%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  STOCK INDEX FUND     S&P 500 INDEX
10/7/1996              10,000             10,000

3/31/1997              10,819             11,124

3/31/1998              15,921             16,458

3/31/1999              18,749             19,498

3/31/2000              21,986             22,993

3/31/2001              17,165             18,012

3/31/2002              17,105             18,059

3/31/2003              12,791             13,588

3/31/2004              17,182             18,359

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS 12 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  TECHNOLOGY FUND

As part of a broader advance by U.S. stocks, technology issues performed extremely well during the 12-month period ended March 31, 2004. The sector's improving revenues triggered profitability and accelerated earnings growth. The stock market initially anticipated the fundamental improvement in technology stocks in March 2003 and rewarded technology shares with some of the best returns in the overall market during the 12-month period.

The Northern Technology Fund returned 55.89 percent for its most recent fiscal year, compared with the 69.88 percent return of the Morgan Stanley High Tech 35 Index. When technology stocks surged in the spring and summer of 2003, shares in the more highly leveraged companies outperformed the shares of more stable companies, which hurt the Fund's performance. During the summer, we increasingly shifted exposure toward companies with greater sensitivity to growth in the economy and corporate profits and those with higher operating leverage, particularly semiconductor firms.

Toward the end of the fiscal year, we also began to increase the Fund's weighting in selected telecommunications equipment stocks as business investment within the industry began to stabilize after several years of downturns. To make room for larger positions in these areas, we modestly reduced our weighting in the computer services sub-sector, and virtually eliminated the Fund's small holdings in health-related and media stocks. Finally, within the Fund's computer hardware investments we shifted our emphasis toward storage and away from systems.

Strategically, we prefer profitable, growing and well-managed firms with significant and expanding market share. Tactically, we intend to shift the Fund's relative weightings in individual stocks or sub-sectors as we see evidence of changes in relative growth or market share. Occasionally, we may also take advantage of opportunities when we believe selected securities to be mispriced.

FUND MANAGERS

[PHOTO OF GEORGE J. GILBERT AND JOHN B. LEO]

GEORGE J. GILBERT
WITH NORTHERN TRUST SINCE 1980

JOHN B. LEO
WITH NORTHERN TRUST SINCE 1984

FUND STATISTICS

INCEPTION DATE: April 1, 1996
TOTAL NET ASSETS: $401 million
NET ASSET VALUE: $11.52
TICKER SYMBOL: NTCHX
3-YEAR BETA (VS. S&P 500 INDEX): 1.75
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                            55.89%
THREE YEAR                          (4.00)%
FIVE YEAR                           (5.71)%
AVERAGE ANNUAL SINCE INCEPTION      11.99%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Technology stocks may be very volatile and mutual funds which concentrate in one market sector are generally riskier than more diversified strategies.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        TECHONOLOGY       MORGAN STANLEY
                           FUND         HIGH TECH 35 INDEX       S&P 500 INDEX
4/1/1996                  10,000             10,000                 10,000

3/31/1997                 12,080             11,204                 11,980

3/31/1998                 18,439             17,140                 17,724

3/31/1999                 33,183             32,242                 20,998

3/31/2000                 84,379             67,109                 24,761

3/31/2001                 27,956             33,130                 19,398

3/31/2002                 24,628             28,740                 19,448

3/31/2003                 15,868             18,203                 14,633

3/31/2004                 24,735             30,924                 19,776

The Morgan Stanley High Tech 35 Index is an unmanaged index that tracks the performance of stocks within the technology sector.

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                                    NORTHERN FUNDS ANNUAL REPORT 13 EQUITY FUNDS

EQUITY FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES

                                                             GROWTH                           INTERNATIONAL
AMOUNTS IN THOUSANDS,                      GROWTH         OPPORTUNITIES         INCOME           GROWTH           LARGE CAP
EXCEPT PER SHARE DATA                    EQUITY FUND          FUND           EQUITY FUND       EQUITY FUND        VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                         $680,809           $12,599          $279,343          $489,707          $725,984
Investments, at fair value                   $762,841           $14,276          $310,891          $573,454          $875,385
Cash                                                -                26                 1             1,253                 1
Foreign currencies, at fair value
  (Cost $26,418)                                    -                 -                 -            26,768                 -
Interest income receivable                          -                 -             1,277                 1                 2
Dividend income receivable                        453                 2               125             1,057             1,212
Receivable for foreign tax withheld                 -                 -                 -               287                 -
Receivable for securities sold                  6,705             1,387            11,169            12,259             2,790
Receivable for variation margin on
  futures contracts                                 -                 -                 -                 1                 -
Receivable for fund shares sold                 1,026                11               916             8,199             1,783
Receivable from investment adviser                 24                 4                14                18                12
Prepaid and other assets                            2                 1                40                 1                 5
TOTAL ASSETS                                  771,051            15,707           324,433           623,298           881,190
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                2,371               965             4,587            36,277            13,246
Payable for variation margin on
  futures contracts                                 -                 -                 -                 7                 -
Payable for fund shares redeemed                  645                17               581               317               387
Payable to affiliates:
  Investment advisory fees                        123                 3                52               106               138
  Co-administration fees                           22                 1                 9                16                24
  Custody and accounting fees                       3                 1                 2                 4                 3
  Transfer agent fees                              14                 -                 6                11                16
Accrued registration fees and other
  liabilities                                   1,640               209                 8                31                 6
TOTAL LIABILITIES                               4,818             1,196             5,245            36,769            13,820
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                   $766,233           $14,511          $319,188          $586,529          $867,370
-----------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                $735,869           $39,760          $282,225          $687,676          $739,919
Undistributed net investment income
  (loss)                                            -                (9)            1,805               571             2,084
Accumulated undistributed net
  realized gain (loss)                        (51,668)          (26,917)            3,610          (185,774)          (24,034)
Net unrealized appreciation                    82,032             1,677            31,548            84,056           149,401
NET ASSETS                                   $766,233           $14,511          $319,188          $586,529          $867,370
-----------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR
  VALUE, UNLIMITED AUTHORIZATION)              51,086             2,262            26,367            62,747            68,517

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                     $15.00             $6.42            $12.11             $9.35            $12.66
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 14 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

AMOUNTS IN THOUSANDS,                      MID CAP           SELECT           SMALL CAP         SMALL CAP
EXCEPT PER SHARE DATA                    GROWTH FUND       EQUITY FUND       GROWTH FUND        INDEX FUND
-----------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                         $331,910          $371,439          $159,042          $270,760
Investments, at fair value                   $370,773          $426,288          $177,908          $344,983
Cash                                                1                 -               428                12
Foreign currencies, at fair value
  (Cost $26,418)                                    -                 -                 -                 -
Interest income receivable                          -                 -                 -                 -
Dividend income receivable                         36               477                35               291
Receivable for foreign tax withheld                 -                 -                 -                 -
Receivable for securities sold                  8,540                 -            17,782             2,254
Receivable for variation margin on
  futures contracts                                 -                 -                 -                15
Receivable for fund shares sold                   383               511                39               344
Receivable from investment adviser                 14                22                 3                 -
Prepaid and other assets                            1                32                 -                 1
TOTAL ASSETS                                  379,748           427,330           196,195           347,900
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                6,108                 -            16,776             1,278
Payable for variation margin on
  futures contracts                                 -                 -                 -                 -
Payable for fund shares redeemed                3,775             1,253               564             1,003
Payable to affiliates:
  Investment advisory fees                         59                69                33                32
  Co-administration fees                           10                12                 5                10
  Custody and accounting fees                       2                 3                 2                11
  Transfer agent fees                               7                 8                 3                 6
Accrued registration fees and other
  liabilities                                   4,723                20                11                22
TOTAL LIABILITIES                              14,684             1,365            17,394             2,362
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                   $365,064          $425,965          $178,801          $345,538
-----------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                $491,711          $533,507          $355,895          $311,595
Undistributed net investment income
  (loss)                                            -                 -                 8               631
Accumulated undistributed net
  realized gain (loss)                       (165,510)         (162,391)         (195,968)          (40,989)
Net unrealized appreciation                    38,863            54,849            18,866            74,301
NET ASSETS                                   $365,064          $425,965          $178,801          $345,538
-----------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR
  VALUE, UNLIMITED AUTHORIZATION)              29,272            23,855            18,268            37,143

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                     $12.47            $17.86             $9.79             $9.30
-----------------------------------------------------------------------------------------------------------

AMOUNTS IN THOUSANDS,                     SMALL CAP          STOCK           TECHNOLOGY
EXCEPT PER SHARE DATA                     VALUE FUND       INDEX FUND           FUND
-----------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                         $297,837          $313,598          $328,391
Investments, at fair value                   $399,239          $392,566          $401,715
Cash                                                1                 1                29
Foreign currencies, at fair value
  (Cost $26,418)                                    -                 -                 -
Interest income receivable                          -                 -                 -
Dividend income receivable                        697               482               233
Receivable for foreign tax withheld                 -                 -                 -
Receivable for securities sold                    792                20                 -
Receivable for variation margin on
  futures contracts                                43                 -                 -
Receivable for fund shares sold                   586               507               349
Receivable from investment adviser                  1                 6                11
Prepaid and other assets                            1                 1                 1
TOTAL ASSETS                                  401,360           393,583           402,338
-----------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                  791               182                 -
Payable for variation margin on
  futures contracts                                 -                 6                 -
Payable for fund shares redeemed                3,495               988             1,282
Payable to affiliates:
  Investment advisory fees                         64                30                76
  Co-administration fees                           11                11                11
  Custody and accounting fees                       6                 5                 3
  Transfer agent fees                               8                 7                 8
Accrued registration fees and other
  liabilities                                      19                27               111
TOTAL LIABILITIES                               4,394             1,256             1,491
-----------------------------------------------------------------------------------------
NET ASSETS                                   $396,966          $392,327          $400,847
-----------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                $289,655          $338,456        $1,411,056
Undistributed net investment income
  (loss)                                        3,042                84                 -
Accumulated undistributed net
  realized gain (loss)                          2,544           (25,216)       (1,083,533)
Net unrealized appreciation                   101,725            79,003            73,324
NET ASSETS                                   $396,966          $392,327          $400,847
-----------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR
  VALUE, UNLIMITED AUTHORIZATION)              27,899            28,163            34,786

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                     $14.23            $13.93            $11.52
-----------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 15 EQUITY FUNDS

EQUITY FUNDS

  STATEMENTS OF OPERATIONS

                                                             GROWTH                          INTERNATIONAL
                                           GROWTH         OPPORTUNITIES        INCOME           GROWTH            LARGE CAP
AMOUNTS IN THOUSANDS                     EQUITY FUND          FUND           EQUITY FUND      EQUITY FUND         VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                $7,063               $55            $5,325          $5,201(1)           $15,969
Interest income                                   156                 3             6,635             125                  230
  TOTAL INVESTMENT INCOME                       7,219                58            11,960           5,326               16,199
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                        6,469               172             2,713           3,565                6,418
Co-administration fees                          1,021                24               428             486                1,013
Custody and accounting fees                       168                67                93             367                  168
Transfer agent fees                               681                16               285             324                  676
Registration fees                                  18                12                16              20                   17
Printing fees                                      93                34                33              41                   33
Professional fees                                  22                 7                 7               7                    7
Trustee fees and expenses                          12                 4                 4               4                    4
Other                                              44                 8                41              34                   20
------------------------------------------------------------------------------------------------------------------------------
Total Expenses:                                 8,528               344             3,620           4,848                8,356
  Less voluntary waivers of
    investment advisory fees                     (681)              (16)             (286)           (324)                (676)
  Less expenses reimbursed by
    investment adviser                         (1,038)             (132)             (476)           (471)                (249)
  Less custodian credits                            -                 -                (3)              -                    -
  NET EXPENSES                                  6,809               196             2,855           4,053                7,431
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                      410              (138)            9,105           1,273                8,768
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES):
Net realized gains (losses) on:
  Investments                                  55,307             4,490            16,896          41,778               15,396
  Options                                           -                 -                 -               -                    -
  Futures contracts                                (5)                -                 -             357                    -
  Foreign currency transactions                     -                 -                 -            (579)                   -
Net change in unrealized
  appreciation (depreciation) on:
  Investments                                 115,284             1,346            32,314          82,196              197,360
  Futures contracts                                 -                 -                 -             129                    -
  Foreign currency transactions and
    forward foreign currency
    contracts                                       -                 -                 -              (7)                   -
  Translation of other assets and
    liabilities denominated in
    foreign currencies                              -                 -                 -             141                    -
  NET GAINS ON INVESTMENTS AND
    FOREIGN CURRENCY                          170,586             5,836            49,210         124,015              212,756
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                            $170,996            $5,698           $58,315        $125,288             $221,524
------------------------------------------------------------------------------------------------------------------------------

(1) NET OF $569 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 16 NORTHERN FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEAR ENDED MARCH 31, 2004

                                           MID CAP          SELECT             SMALL CAP         SMALL CAP
AMOUNTS IN THOUSANDS                     GROWTH FUND      EQUITY FUND         GROWTH FUND        INDEX FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                  $983          $3,673                 $574            $3,309
Interest income                                   141             172                   55                63
  TOTAL INVESTMENT INCOME                       1,124           3,845                  629             3,372
------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                        2,966           4,309                1,819             1,648
Co-administration fees                            468             680                  248               412
Custody and accounting fees                       109             141                   82               401
Transfer agent fees                               312             454                  165               275
Registration fees                                  16              21                   16                17
Printing fees                                      33              59                   34                33
Professional fees                                   7              14                    7                 7
Trustee fees and expenses                           4               8                    4                 4
Other                                              24             311(1)                11                 9
------------------------------------------------------------------------------------------------------------
Total Expenses:                                 3,939           5,997                2,386             2,806
  Less voluntary waivers of
    investment advisory fees                     (312)           (454)                (165)             (275)
  Less expenses reimbursed by
    investment adviser                           (500)         (1,003)                (152)             (745)
  Less custodian credits                           (1)              -                   (2)                -
  NET EXPENSES                                  3,126           4,540                2,067             1,786
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                   (2,002)           (695)              (1,438)            1,586
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES):
Net realized gains (losses) on:
  Investments                                  69,866          46,886               42,994             1,742
  Options                                           -               -                    -                 -
  Futures contracts                                 -               -                    -             2,327
  Foreign currency transactions                     -               -                    -                 -
Net change in unrealized
  appreciation (depreciation) on:
  Investments                                  22,568          36,308               13,650           112,499
  Futures contracts                                 -               -                    -                75
  Foreign currency transactions and
    forward foreign currency
    contracts                                       -               -                    -                 -
  Translation of other assets and
    liabilities denominated in
    foreign currencies                              -               -                    -                 -
  NET GAINS ON INVESTMENTS AND
    FOREIGN CURRENCY                           92,434          83,194               56,644           116,643
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                             $90,432         $82,499              $55,206          $118,229
------------------------------------------------------------------------------------------------------------

                                          SMALL CAP           STOCK           TECHNOLOGY
AMOUNTS IN THOUSANDS                      VALUE FUND        INDEX FUND           FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                $6,215            $6,406            $1,160
Interest income                                   128                65               116
  TOTAL INVESTMENT INCOME                       6,343             6,471             1,276
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                        3,164             1,870             4,312
Co-administration fees                            500               561               588
Custody and accounting fees                       144               122               116
Transfer agent fees                               333               374               392
Registration fees                                  20                18                20
Printing fees                                      33                66                82
Professional fees                                  21                14                15
Trustee fees and expenses                           4                 8                 8
Other                                              28                23               220
-----------------------------------------------------------------------------------------
Total Expenses:                                 4,247             3,056             5,753
  Less voluntary waivers of
    investment advisory fees                     (333)             (374)             (392)
  Less expenses reimbursed by
    investment adviser                           (581)             (625)             (459)
  Less custodian credits                           (2)                -                (1)
  NET EXPENSES                                  3,331             2,057             4,901
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    3,012             4,414            (3,625)
-----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES):
Net realized gains (losses) on:
  Investments                                  21,930              (459)           21,714
  Options                                           -                 -              (142)
  Futures contracts                             3,431             1,410                 -
  Foreign currency transactions                     -                 -                 -
Net change in unrealized
  appreciation (depreciation) on:
  Investments                                 115,377            99,610           140,944
  Futures contracts                               253                65                 -
  Foreign currency transactions and
    forward foreign currency
    contracts                                       -                 -                 -
  Translation of other assets and
    liabilities denominated in
    foreign currencies                              -                 -                 -
  NET GAINS ON INVESTMENTS AND
    FOREIGN CURRENCY                          140,991           100,626           162,516
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                            $144,003          $105,040          $158,891
-----------------------------------------------------------------------------------------

(1) INCLUDES $293 OF SHAREHOLDER SERVICING FEES.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 17 EQUITY FUNDS

EQUITY FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                                GROWTH
                                                    GROWTH                   OPPORTUNITIES                 INCOME
                                                  EQUITY FUND                    FUND                    EQUITY FUND
AMOUNTS IN THOUSANDS                          2004          2003          2004          2003          2004          2003
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                      $410        $2,107         $(138)        $(203)       $9,105        $7,110
Net realized gains (losses)                     55,302       (72,932)        4,490        (2,736)       16,896        (9,335)
Net change in unrealized
  appreciation (depreciation)                  115,284      (148,590)        1,346        (5,550)       32,314       (12,285)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS             170,996      (219,415)        5,698        (8,489)       58,315       (14,510)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                      171,945        83,801         2,366         4,444       144,294        96,336
Assets received in connection with
  fund acquisitions                                  -             -             -             -             -             -
Reinvestment of dividends                           98           421             -             -         2,596         1,527
Payments for shares redeemed                  (139,318)     (171,064)       (9,439)      (11,567)      (93,867)      (47,620)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                            32,725       (86,842)       (7,073)       (7,123)       53,023        50,243
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                        (446)       (1,958)            -             -       (10,094)       (6,869)
In excess of net investment income                  (3)            -             -             -             -             -
From net realized gains                              -             -             -             -             -             -
  TOTAL DISTRIBUTIONS PAID                        (449)       (1,958)            -             -       (10,094)       (6,869)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                       203,272      (308,215)       (1,375)      (15,612)      101,244        28,864

NET ASSETS:
Beginning of year                              562,961       871,176        15,886        31,498       217,944       189,080
END OF YEAR                                   $766,233      $562,961       $14,511       $15,886      $319,188      $217,944
----------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                          $-           $74           $(9)         $(16)       $2,057          $226
----------------------------------------------------------------------------------------------------------------------------

                                                 INTERNATIONAL
                                                    GROWTH                    LARGE CAP
                                                  EQUITY FUND                 VALUE FUND
AMOUNTS IN THOUSANDS                          2004          2003          2004          2003
------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                    $1,273        $1,431        $8,768        $5,702
Net realized gains (losses)                     41,556       (35,385)       15,396       (32,410)
Net change in unrealized
  appreciation (depreciation)                   82,459       (24,865)      197,360       (68,025)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS             125,288       (58,819)      221,524       (94,733)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                      342,676       294,952       379,133       353,173
Assets received in connection with
  fund acquisitions                             45,630             -             -             -
Reinvestment of dividends                          152           267         2,034         1,042
Payments for shares redeemed                   (94,791)     (305,184)     (155,506)      (94,740)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                           293,667        (9,965)      225,661       259,475
------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                      (1,077)       (1,700)       (8,550)       (4,700)
In excess of net investment income                   -             -             -             -
From net realized gains                              -             -             -             -
  TOTAL DISTRIBUTIONS PAID                      (1,077)       (1,700)       (8,550)       (4,700)
------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                       417,878       (70,484)      438,635       160,042

NET ASSETS:
Beginning of year                              168,651       239,135       428,735       268,693
END OF YEAR                                   $586,529      $168,651      $867,370      $428,735
------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                        $571          $955        $2,084        $1,866
------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 18 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                    MID CAP                      SELECT                    SMALL CAP
                                                  GROWTH FUND                 EQUITY FUND                 GROWTH FUND
AMOUNTS IN THOUSANDS                          2004          2003          2004          2003          2004          2003
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                   $(2,002)      $(1,889)        $(695)        $(246)      $(1,438)      $(1,533)
Net realized gains (losses)                     69,866       (37,862)       46,886       (90,093)       42,994       (28,825)
Net change in unrealized
  appreciation (depreciation)                   22,568       (31,950)       36,308       (17,090)       13,650       (31,559)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS              90,432       (71,701)       82,499      (107,429)       55,206       (61,917)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                      139,272        69,874       115,489       183,342        60,487        38,354
Assets received in connection with
  fund acquisitions                                  -             -             -             -             -             -
Reinvestment of dividends                            -             -             -             -             -             -
Payments for shares redeemed                   (89,570)     (103,248)     (166,306)     (110,478)      (58,571)      (78,501)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                            49,702       (33,374)      (50,817)       72,864         1,916       (40,147)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                           -             -             -             -             -             -
In excess of net investment income                   -             -             -             -             -             -
From net realized gains                              -             -             -             -             -             -
  TOTAL DISTRIBUTIONS PAID                           -             -             -             -             -             -
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                       140,134      (105,075)       31,682       (34,565)       57,122      (102,064)

NET ASSETS:
Beginning of year                              224,930       330,005       394,283       428,848       121,679       223,743
END OF YEAR                                   $365,064      $224,930      $425,965      $394,283      $178,801      $121,679
----------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                          $-            $-            $-            $-            $8            $-
----------------------------------------------------------------------------------------------------------------------------

                                                  SMALL CAP                   SMALL CAP
                                                  INDEX FUND                  VALUE FUND
AMOUNTS IN THOUSANDS                          2004          2003          2004          2003
------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                    $1,586        $1,968        $3,012        $3,324
Net realized gains (losses)                      4,069       (41,096)       25,361        (3,602)
Net change in unrealized
  appreciation (depreciation)                  112,574       (53,748)      115,630       (70,327)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS             118,229       (92,876)      144,003       (70,605)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                      122,327        90,419       122,983       124,600
Assets received in connection with
  fund acquisitions                                  -             -             -             -
Reinvestment of dividends                          131           444           706           296
Payments for shares redeemed                   (67,658)     (138,120)     (103,620)     (105,208)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                            54,800       (47,257)       20,069        19,688
------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                      (1,377)       (1,676)       (2,907)       (1,200)
In excess of net investment income                   -             -             -             -
From net realized gains                              -          (430)            -             -
  TOTAL DISTRIBUTIONS PAID                      (1,377)       (2,106)       (2,907)       (1,200)
------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                       171,652      (142,239)      161,165       (52,117)

NET ASSETS:
Beginning of year                              173,886       316,125       235,801       287,918
END OF YEAR                                   $345,538      $173,886      $396,966      $235,801
------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                        $631          $678        $3,042        $3,142
------------------------------------------------------------------------------------------------

                                                    STOCK                     TECHNOLOGY
                                                  INDEX FUND                     FUND
AMOUNTS IN THOUSANDS                          2004          2003          2004          2003
------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                    $4,414        $4,515       $(3,625)      $(3,064)
Net realized gains (losses)                        951       (18,747)       21,572      (171,426)
Net change in unrealized
  appreciation (depreciation)                   99,675      (106,915)      140,944        (4,227)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS             105,040      (121,147)      158,891      (178,717)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                      127,666        95,947        95,953        62,935
Assets received in connection with
  fund acquisitions                                  -             -         4,673             -
Reinvestment of dividends                        1,381         1,158             -             -
Payments for shares redeemed                  (143,273)     (160,286)     (136,349)     (140,233)
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                           (14,226)      (63,181)      (35,723)      (77,298)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                      (4,346)       (4,488)            -             -
In excess of net investment income                   -             -             -             -
From net realized gains                              -             -             -             -
  TOTAL DISTRIBUTIONS PAID                      (4,346)       (4,488)            -             -
------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                        86,468      (188,816)      123,168      (256,015)

NET ASSETS:
Beginning of year                              305,859       494,675       277,679       533,694
END OF YEAR                                   $392,327      $305,859      $400,847      $277,679
------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                         $84           $47            $-            $-
------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 19 EQUITY FUNDS

EQUITY FUNDS

  FINANCIAL HIGHLIGHTS

                                                                        GROWTH EQUITY FUND
SELECTED PER SHARE DATA                          2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 $11.51         $15.66         $15.90         $25.55         $21.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.01           0.04           0.02              -           0.01
Net realized and unrealized gains (losses)           3.49          (4.15)         (0.22)         (6.62)          5.61
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       3.50          (4.11)         (0.20)         (6.62)          5.62
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.01)         (0.04)         (0.02)             -          (0.01)
  From net realized gains                               -              -          (0.02)         (3.03)         (2.00)
    TOTAL DISTRIBUTIONS PAID                        (0.01)         (0.04)         (0.04)         (3.03)         (2.01)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $15.00         $11.51         $15.66         $15.90         $25.55
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    30.41%        (26.25)%        (1.24)%       (27.23)%        27.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $766,233       $562,961       $871,176       $943,991     $1,368,880
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   1.00%          1.00%          1.00%          1.00%          1.00%
  Expenses, before waivers and
    reimbursements                                   1.25%          1.27%          1.30%          1.29%          1.30%
  Net investment income (loss), net of
    waivers and reimbursements                       0.06%          0.32%          0.13%         (0.09)%        (0.12)%
  Net investment income (loss), before
    waivers and reimbursements                      (0.19)%         0.05%         (0.17)%        (0.38)%        (0.42)%
Portfolio Turnover Rate                            105.57%         50.79%         42.78%         58.89%         88.01%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 20 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                               GROWTH OPPORTUNITIES FUND
SELECTED PER SHARE DATA                          2004           2003           2002         2001 (3)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $4.46          $6.39          $6.22         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.10)         (0.09)         (0.09)             -
Net realized and unrealized gains (losses)           2.06          (1.84)          0.27          (3.78)
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       1.96          (1.93)          0.18          (3.78)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                            -              -          (0.01)             -
    TOTAL DISTRIBUTIONS PAID                            -              -          (0.01)             -
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $6.42          $4.46          $6.39          $6.22
------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    43.95%        (30.20)%         2.87%        (37.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period           $14,511        $15,886        $31,498        $53,740
Ratio to average net assets of: (2)
  Expenses, net of waivers and
    reimbursements                                   1.25%          1.25%          1.25%          1.25%
  Expenses, before waivers and
    reimbursements                                   2.20%          1.87%          1.70%          2.05%
  Net investment loss, net of waivers and
    reimbursements                                  (0.88)%        (0.88)%        (0.91)%        (0.27)%
  Net investment loss, before waivers and
    reimbursements                                  (1.83)%        (1.50)%        (1.36)%        (1.07)%
Portfolio Turnover Rate                            256.45%        306.40%        254.63%        218.08%
------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 26, 2000.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 21 EQUITY FUNDS

EQUITY FUNDS

                                                                       INCOME EQUITY FUND
SELECTED PER SHARE DATA                          2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 $10.15         $11.41         $11.07         $14.26         $12.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.36           0.39           0.35           0.34           0.31
Net realized and unrealized gains (losses)           2.00          (1.27)          0.39          (1.39)          2.02
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       2.36          (0.88)          0.74          (1.05)          2.33
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.40)         (0.38)         (0.35)         (0.35)         (0.29)
  From net realized gains                               -              -          (0.05)         (1.79)         (0.51)
    TOTAL DISTRIBUTIONS PAID                        (0.40)         (0.38)         (0.40)         (2.14)         (0.80)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $12.11         $10.15         $11.41         $11.07         $14.26
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    23.60%         (7.77)%         6.80%         (7.54)%        19.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $319,188       $217,944       $189,080       $171,316       $220,754
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   1.00%          1.00%          1.00%          1.00%          1.00%
  Expenses, before waivers and
    reimbursements                                   1.27%          1.30%          1.33%          1.32%          1.34%
  Net investment income, net of waivers and
    reimbursements                                   3.20%          3.78%          3.13%          2.55%          2.44%
  Net investment income, before waivers and
    reimbursements                                   2.93%          3.48%          2.80%          2.23%          2.10%
Portfolio Turnover Rate                             84.84%         48.77%         60.90%         74.17%        125.49%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 22 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                   INTERNATIONAL GROWTH EQUITY FUND
SELECTED PER SHARE DATA                          2004           2003             2002             2001           2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $5.98          $7.93            $9.05           $14.32         $12.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   -           0.05             0.05             0.06           0.26
Net realized and unrealized gains (losses)           3.39          (1.95)           (1.15)           (3.62)          3.37
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       3.39          (1.90)           (1.10)           (3.56)          3.63
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income (1)                    (0.02)         (0.05)           (0.01)           (0.03)             -
  In excess of net investment income                    -              -                -                -          (0.20)
  From net realized gains                               -              -            (0.01)           (1.68)         (1.68)
    TOTAL DISTRIBUTIONS PAID                        (0.02)         (0.05)           (0.02)           (1.71)         (1.88)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $9.35          $5.98            $7.93            $9.05         $14.32
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                    56.78%        (23.97)%         (12.10)%         (26.69)%        30.51%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $586,529       $168,651         $239,135         $408,084       $706,553
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   1.25%          1.26%(3)         1.26%(3)         1.25%          1.25%
  Expenses, before waivers and
    reimbursements                                   1.50%          1.56%            1.63%            1.59%          1.58%
  Net investment income, net of waivers and
    reimbursements                                   0.40%          0.65%            0.42%            0.47%          0.35%
  Net investment income, before waivers and
    reimbursements                                   0.15%          0.35%            0.05%            0.13%          0.02%
Portfolio Turnover Rate                             73.36%        182.39%          222.75%          185.77%        155.57%
-------------------------------------------------------------------------------------------------------------------------

(1) DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME INCLUDE AMOUNTS RELATING TO FOREIGN CURRENCY TRANSACTIONS WHICH ARE TREATED AS ORDINARY INCOME FOR FEDERAL INCOME TAX PURPOSES.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.
(3) EXPENSE RATIOS, NET OF WAIVERS AND REIMBURSEMENTS, FOR THE YEAR WOULD HAVE BEEN 1.25%, ABSENT THE EFFECT OF INTEREST EXPENSE INCURRED BY THE FUND'S TEMPORARY BORROWINGS AGAINST A LINE OF CREDIT.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 23 EQUITY FUNDS

EQUITY FUNDS

                                                               LARGE CAP VALUE FUND
SELECTED PER SHARE DATA                          2004           2003           2002         2001 (3)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $8.93         $11.74         $10.97         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.12           0.11           0.04           0.06
Net realized and unrealized gains (losses)           3.74          (2.81)          0.82           0.95
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       3.86          (2.70)          0.86           1.01
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.13)         (0.11)         (0.07)         (0.04)
  From net realized gains                               -              -          (0.02)             -
    TOTAL DISTRIBUTIONS PAID                        (0.13)         (0.11)         (0.09)         (0.04)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $12.66          $8.93         $11.74         $10.97
------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    43.33%        (23.05)%         7.85%         10.14%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period          $867,370       $428,735       $268,693        $63,984
Ratio to average net assets of: (2)
  Expenses, net of waivers and
    reimbursements                                   1.10%          1.10%          1.10%          1.10%
  Expenses, before waivers and
    reimbursements                                   1.24%          1.27%          1.34%          2.48%
  Net investment income, net of waivers and
    reimbursements                                   1.30%          1.53%          1.26%          1.76%
  Net investment income, before waivers and
    reimbursements                                   1.16%          1.36%          1.02%          0.38%
Portfolio Turnover Rate                             15.08%         25.04%         19.22%         52.59%
------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) COMMENCED INVESTMENT OPERATIONS ON AUGUST 3, 2000.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 24 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                       MID CAP GROWTH FUND
SELECTED PER SHARE DATA                          2004           2003             2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $9.07         $11.65           $11.08         $24.33         $11.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.06)         (0.09)           (0.06)             -              -
Net realized and unrealized gains (losses)           3.46          (2.49)            0.63         (10.48)         13.50
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       3.40          (2.58)            0.57         (10.48)         13.50
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net realized gains                               -              -                -          (2.77)         (0.89)
    TOTAL DISTRIBUTIONS PAID                            -              -                -          (2.77)         (0.89)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $12.47          $9.07           $11.65         $11.08         $24.33
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    37.49%        (22.15)%           5.14%        (45.42)%       108.66%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $365,064       $224,930         $330,005       $368,467       $859,118
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   1.00%          1.01%(2)         1.00%          1.00%          1.00%
  Expenses, before waivers and
    reimbursements                                   1.26%          1.29%            1.32%          1.29%          1.31%
  Net investment loss, net of waivers and
    reimbursements                                  (0.64)%        (0.71)%          (0.50)%        (0.66)%        (0.61)%
  Net investment loss, before waivers and
    reimbursements                                  (0.90)%        (0.99)%          (0.82)%        (0.95)%        (0.92)%
Portfolio Turnover Rate                            228.75%        161.58%          220.46%        342.05%        156.49%
-----------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.
(2) EXPENSE RATIO, NET OF WAIVERS AND REIMBURSEMENTS, FOR THE YEAR WOULD HAVE BEEN 1.00%, ABSENT THE EFFECT OF INTEREST EXPENSE INCURRED BY THE FUND'S TEMPORARY BORROWINGS AGAINST A LINE OF CREDIT.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 25 EQUITY FUNDS

EQUITY FUNDS

                                                                         SELECT EQUITY FUND
SELECTED PER SHARE DATA                          2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 $14.84         $19.52         $20.08         $35.87         $23.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.03)             -          (0.03)             -              -
Net realized and unrealized gains (losses)           3.05          (4.68)         (0.50)        (11.83)         13.66
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       3.02          (4.68)         (0.53)        (11.83)         13.66
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                            -              -              -              -              -
  From net realized gains                               -              -          (0.03)         (3.96)         (1.12)
    TOTAL DISTRIBUTIONS PAID                            -              -          (0.03)         (3.96)         (1.12)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $17.86         $14.84         $19.52         $20.08         $35.87
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    20.35%        (24.02)%        (2.57)%       (35.32)%        59.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $425,965       $394,283       $428,848       $415,012       $524,576
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   1.00%          1.00%          1.00%          1.00%          1.00%
  Expenses, before waivers and
    reimbursements                                   1.32%          1.40%          1.54%          1.49%          1.52%
  Net investment loss, net of waivers and
    reimbursements                                  (0.15)%        (0.06)%        (0.17)%        (0.15)%        (0.41)%
  Net investment loss, before waivers and
    reimbursements                                  (0.47)%        (0.46)%        (0.71)%        (0.64)%        (0.93)%
Portfolio Turnover Rate                            200.55%        187.80%        151.19%        259.07%        153.06%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 26 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                       SMALL CAP GROWTH FUND
SELECTED PER SHARE DATA                           2004           2003           2002           2001        2000 (3)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $6.74          $9.58          $9.34         $19.21         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.08)         (0.12)         (0.10)             -              -
Net realized and unrealized gains (losses)           3.13          (2.72)          0.34          (7.58)          9.28
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       3.05          (2.84)          0.24          (7.58)          9.28
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net realized gains                               -              -              -          (2.29)         (0.07)
    TOTAL DISTRIBUTIONS PAID                            -              -              -          (2.29)         (0.07)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $9.79          $6.74          $9.58          $9.34         $19.21
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    45.25%        (29.65)%         2.57%        (41.38)%        93.05%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period          $178,801       $121,679       $223,743       $255,676       $550,611
Ratio to average net assets of: (2)
  Expenses, net of waivers and
    reimbursements                                   1.25%          1.25%          1.25%          1.25%          1.25%
  Expenses, before waivers and
    reimbursements                                   1.44%          1.48%          1.52%          1.51%          1.52%
  Net investment loss, net of waivers and
    reimbursements                                  (0.87)%        (0.92)%        (1.00)%        (0.92)%        (0.68)%
  Net investment loss, before waivers and
    reimbursements                                  (1.06)%        (1.15)%        (1.27)%        (1.18)%        (0.95)%
Portfolio Turnover Rate                            291.99%        310.96%        379.64%        419.38%        127.56%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 30, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 27 EQUITY FUNDS

EQUITY FUNDS

                                                                       SMALL CAP INDEX FUND
SELECTED PER SHARE DATA                          2004           2003           2002           2001         2000 (3)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $5.75          $8.00          $7.13         $12.15         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.04           0.06           0.04           0.09           0.05
Net realized and unrealized gains (losses)           3.55          (2.25)          0.87          (1.98)          2.25
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       3.59          (2.19)          0.91          (1.89)          2.30
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.04)         (0.05)         (0.03)         (0.10)         (0.03)
  From net realized gains                               -          (0.01)         (0.01)         (3.03)         (0.12)
    TOTAL DISTRIBUTIONS PAID                        (0.04)         (0.06)         (0.04)         (3.13)         (0.15)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $9.30          $5.75          $8.00          $7.13         $12.15
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    62.44%        (27.49)%        12.97%        (15.07)%        23.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period          $345,538       $173,886       $316,125        $83,418       $113,712
Ratio to average net assets of: (2)
  Expenses, net of waivers and
    reimbursements                                   0.65%          0.65%          0.65%          0.65%          0.65%
  Expenses, before waivers and
    reimbursements                                   1.02%          1.10%          1.37%          1.27%          1.08%
  Net investment income, net of waivers and
    reimbursements                                   0.58%          0.79%          0.83%          0.95%          0.76%
  Net investment income, before waivers and
    reimbursements                                   0.21%          0.34%          0.11%          0.33%          0.33%
Portfolio Turnover Rate                             26.94%         51.12%         27.68%         65.16%         57.01%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 3, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 28 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                       SMALL CAP VALUE FUND
SELECTED PER SHARE DATA                          2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $9.00         $11.41          $9.63         $14.62         $12.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.10           0.12           0.05           0.05           0.09
Net realized and unrealized gains (losses)           5.23          (2.49)          2.25          (0.32)          3.46
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       5.33          (2.37)          2.30          (0.27)          3.55
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.10)         (0.04)         (0.01)         (0.06)         (0.11)
  From net realized gains                               -              -          (0.51)         (4.66)         (1.14)
    TOTAL DISTRIBUTIONS PAID                        (0.10)         (0.04)         (0.52)         (4.72)         (1.25)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $14.23          $9.00         $11.41          $9.63         $14.62
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    59.34%        (20.76)%        24.61%         (0.74)%        30.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $396,966       $235,801       $287,918       $178,097       $200,208
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   1.00%          1.00%          1.00%          1.00%          1.00%
  Expenses, before waivers and
    reimbursements                                   1.27%          1.40%          1.57%          1.52%          1.53%
  Net investment income, net of waivers and
    reimbursements                                   0.91%          1.18%          0.56%          0.38%          0.46%
  Net investment income (loss), before
    waivers and reimbursements                       0.64%          0.78%         (0.01)%        (0.14)%        (0.07)%
Portfolio Turnover Rate                             50.46%         69.44%         76.63%         76.89%         28.97%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 29 EQUITY FUNDS

EQUITY FUNDS

                                                                         STOCK INDEX FUND
SELECTED PER SHARE DATA                          2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 $10.49         $14.20         $14.40         $20.09         $17.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.15           0.14           0.13           0.13           0.13
Net realized and unrealized gains (losses)           3.44          (3.71)         (0.19)         (4.42)          2.85
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       3.59          (3.57)         (0.06)         (4.29)          2.98
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                        (0.15)         (0.14)         (0.13)         (0.13)         (0.13)
  From net realized gains                               -              -          (0.01)         (1.27)         (0.10)
    TOTAL DISTRIBUTIONS PAID                        (0.15)         (0.14)         (0.14)         (1.40)         (0.23)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $13.93         $10.49         $14.20         $14.40         $20.09
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    34.33%        (25.22)%        (0.35)%       (21.93)%        17.27%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $392,327       $305,859       $494,675       $441,784       $545,607
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   0.55%          0.55%          0.55%          0.55%          0.55%
  Expenses, before waivers and
    reimbursements                                   0.82%          0.86%          0.91%          0.90%          0.93%
  Net investment income, net of waivers and
    reimbursements                                   1.18%          1.19%          0.89%          0.74%          0.77%
  Net investment income, before waivers and
    reimbursements                                   0.91%          0.88%          0.53%          0.39%          0.39%
Portfolio Turnover Rate                              5.33%          6.82%          3.32%         11.15%         12.01%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 30 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                         TECHNOLOGY FUND
SELECTED PER SHARE DATA                          2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $7.39         $11.46         $13.02         $65.81         $29.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.11)         (0.11)         (0.14)             -              -
Net realized and unrealized gains (losses)           4.24          (3.96)         (1.42)        (40.28)         41.56
  TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS                                       4.13          (4.07)         (1.56)        (40.28)         41.56
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net realized gains                               -              -              -         (12.51)         (5.74)
    TOTAL DISTRIBUTIONS PAID                            -              -              -         (12.51)         (5.74)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $11.52          $7.39         $11.46         $13.02         $65.81
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    55.89%        (35.57)%       (11.90)%       (66.87)%       154.28%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $400,847       $277,679       $533,694       $771,439     $2,842,750
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   1.25%          1.25%          1.25%          1.25%          1.25%
  Expenses, before waivers and
    reimbursements                                   1.47%          1.53%          1.54%          1.51%          1.50%
  Net investment loss, net of waivers and
    reimbursements                                  (0.92)%        (0.90)%        (0.96)%        (0.74)%        (1.05)%
  Net investment loss, before waivers and
    reimbursements                                  (1.14)%        (1.18)%        (1.25)%        (1.00)%        (1.30)%
Portfolio Turnover Rate                             60.58%         61.72%         76.15%        180.30%        156.37%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 31 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 GROWTH EQUITY FUND

                                                                  NUMBER         VALUE
                                                                OF SHARES        (000S)
COMMON STOCKS - 99.6%
AEROSPACE/DEFENSE - 3.3%
   Boeing (The) Co.                                                  70,450         $2,893
   Lockheed Martin Corp.                                            176,000          8,033
   United Technologies Corp.                                        164,325         14,181
------------------------------------------------------------------------------------------
                                                                                    25,107
------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.5%
   BorgWarner, Inc.                                                  41,100          3,487
   Johnson Controls, Inc.                                           139,900          8,275
------------------------------------------------------------------------------------------
                                                                                    11,762
------------------------------------------------------------------------------------------
BEVERAGES - 1.6%
   PepsiCo, Inc.                                                    231,725         12,479
------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.9%
   Amgen, Inc. *                                                    254,025         14,777
------------------------------------------------------------------------------------------
CHEMICALS - 2.3%
   du Pont (E.I.) de Nemours & Co.                                  170,225          7,187
   Praxair, Inc.                                                    284,050         10,544
------------------------------------------------------------------------------------------
                                                                                    17,731
------------------------------------------------------------------------------------------
COMPUTERS - 5.1%
   Dell, Inc. *                                                     497,375         16,722
   International Business Machines Corp.                             94,500          8,679
   Network Appliance, Inc. *                                        225,075          4,828
   Sandisk Corp. *                                                  317,575          9,009
------------------------------------------------------------------------------------------
                                                                                    39,238
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 14.2%
   American Express Co.                                             230,225         11,937
   Citigroup, Inc.                                                  497,350         25,713
   Goldman Sachs Group, Inc.                                        111,650         11,651
   Legg Mason, Inc.                                                 109,675         10,176
   Lehman Brothers Holdings, Inc.                                   180,700         14,974
   MBNA Corp.                                                       356,150          9,840
   Merrill Lynch & Co., Inc.                                        164,250          9,783
   Morgan (J.P.) Chase & Co.                                        343,000         14,389
------------------------------------------------------------------------------------------
                                                                                   108,463
------------------------------------------------------------------------------------------
ELECTRONICS - 1.3%
   Fisher Scientific International, Inc. *                          184,200         10,138
------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.0%
   Jacobs Engineering Group, Inc. *                                 167,875          7,487
------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.9%
   International Game Technology                                    157,600          7,086
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 2.8%
   Alcon, Inc.                                                      123,700          7,830
   Guidant Corp.                                                     87,750          5,561
   Zimmer Holdings, Inc. *                                          104,925         $7,741
------------------------------------------------------------------------------------------
                                                                                    21,132
------------------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.2%
   Anthem, Inc. *                                                    97,675          8,853
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 3.4%
   Clorox Co.                                                       252,850         12,367
   Fortune Brands, Inc.                                             181,825         13,933
------------------------------------------------------------------------------------------
                                                                                    26,300
------------------------------------------------------------------------------------------
INSURANCE - 4.3%
   American International Group, Inc.                               247,700         17,673
   Everest Re Group Ltd.                                            101,100          8,638
   Hartford Financial Services Group, Inc.                          101,350          6,456
------------------------------------------------------------------------------------------
                                                                                    32,767
------------------------------------------------------------------------------------------
LODGING - 2.0%
   MGM Mirage *                                                     143,425          6,503
   Station Casinos, Inc.                                            191,725          8,468
------------------------------------------------------------------------------------------
                                                                                    14,971
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.1%
   Rockwell Automation, Inc.                                        230,900          8,005
------------------------------------------------------------------------------------------
MEDIA - 1.0%
   Tribune Co.                                                      148,050          7,468
------------------------------------------------------------------------------------------
MINING - 1.1%
   Newmont Mining Corp.                                             172,575          8,047
------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 8.2%
   3M Co.                                                            84,500          6,918
   Danaher Corp.                                                    187,575         17,514
   Dover Corp.                                                      243,650          9,446
   Eaton Corp.                                                      126,275          7,096
   General Electric Co.                                             706,225         21,554
------------------------------------------------------------------------------------------
                                                                                    62,528
------------------------------------------------------------------------------------------
OIL & GAS - 6.7%
   Apache Corp.                                                     247,475         10,684
   BP PLC ADR                                                       156,700          8,023
   EnCana Corp.                                                     135,825          5,857
   Exxon Mobil Corp.                                                377,425         15,697
   Nabors Industries Ltd. *                                         125,975          5,763
   Patterson-UTI Energy, Inc. *                                     157,475          5,576
------------------------------------------------------------------------------------------
                                                                                    51,600
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.6%
   BJ Services Co. *                                                140,350          6,073

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 32 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                OF SHARES        (000S)
COMMON STOCKS - 99.6% - CONTINUED
   OIL & GAS SERVICES - 1.6% - (CONTINUED)
   Smith International, Inc. *                                      118,475         $6,340
------------------------------------------------------------------------------------------
                                                                                    12,413
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.0%
   Pfizer, Inc.                                                     643,425         22,552
   Teva Pharmaceutical Industries Ltd. ADR                          128,600          8,155
------------------------------------------------------------------------------------------
                                                                                    30,707
------------------------------------------------------------------------------------------
RETAIL - 9.6%
   Best Buy Co., Inc.                                               103,900          5,374
   Home Depot (The), Inc.                                           308,875         11,539
   Lowe's Cos., Inc.                                                189,550         10,639
   Staples, Inc.                                                    481,875         12,235
   Target Corp.                                                     211,600          9,530
   Wal-Mart Stores, Inc.                                            282,000         16,833
   Walgreen Co.                                                     234,800          7,737
------------------------------------------------------------------------------------------
                                                                                    73,887
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 5.2%
   Applied Materials, Inc. *                                        343,900          7,352
   Intel Corp.                                                      646,650         17,589
   Intersil Corp., Class A                                          317,750          7,083
   Kla-Tencor Corp. *                                               154,950          7,802
------------------------------------------------------------------------------------------
                                                                                    39,826
------------------------------------------------------------------------------------------
SOFTWARE - 8.1%
   Cognos, Inc. *                                                   296,725          9,216
   First Data Corp.                                                 193,450          8,156
   Microsoft Corp.                                                  931,050         23,248
   Oracle Corp. *                                                   935,200         11,232
   SAP A.G. ADR                                                     267,875         10,530
------------------------------------------------------------------------------------------
                                                                                    62,382
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.2%
   Cisco Systems, Inc. *                                            755,075         17,759
   Nextel Communications, Inc., Class A *                           364,250          9,008
   Nokia OYJ ADR                                                    391,675          7,943
   Verizon Communications, Inc.                                     197,375          7,212
   Vodafone Group PLC ADR                                           238,300          5,696
------------------------------------------------------------------------------------------
                                                                                    47,618
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $680,740)                                                                    762,772

                                                                PRINCIPAL
                                                                  AMOUNT         VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENT - 0.0%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                      $69            $69
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------
(COST $69)                                                                              69

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.6%
------------------------------------------------------------------------------------------
(COST $680,809)                                                                    762,841
   Other Assets less Liabilities - 0.4%                                              3,392
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $766,233

*  NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 33 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 GROWTH OPPORTUNITIES FUND

                                                                  NUMBER         VALUE
                                                                OF SHARES        (000S)
COMMON STOCKS - 98.4%
ADVERTISING - 1.2%
   Getty Images, Inc. *                                               3,200           $173
------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.6%
   Teledyne Technologies, Inc. *                                      4,900             92
------------------------------------------------------------------------------------------
APPAREL - 0.9%
   K-Swiss, Inc., Class A                                             2,000             49
   Oxford Industries, Inc.                                            1,200             55
   Vans, Inc. *                                                       1,800             27
------------------------------------------------------------------------------------------
                                                                                       131
------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.4%
   Wabash National Corp. *                                            2,700             64
------------------------------------------------------------------------------------------
BANKS - 3.5%
   First BanCorp of Puerto Rico                                       2,200             92
   Fremont General Corp.                                              4,900            150
   International Bancshares Corp.                                       500             26
   UBS AG                                                             2,100            156
   UCBH Holdings, Inc.                                                2,000             80
------------------------------------------------------------------------------------------
                                                                                       504
------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9%
   Encysive Pharmaceuticals, Inc. *                                  13,200            136
------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.8%
   Florida Rock Industries, Inc.                                      2,700            114
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.1%
   Apollo Group, Inc., Class A *                                      3,900            336
   Bankrate, Inc. *                                                   2,900             57
   Bright Horizons Family Solutions, Inc. *                           1,000             47
   Gevity HR, Inc.                                                    5,300            155
------------------------------------------------------------------------------------------
                                                                                       595
------------------------------------------------------------------------------------------
COMPUTERS - 1.6%
   Apple Computer, Inc. *                                               400             11
   InterVoice, Inc. *                                                 6,500            110
   Micros Systems, Inc. *                                             1,350             61
   SI International, Inc. *                                           2,400             55
------------------------------------------------------------------------------------------
                                                                                       237
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 7.2%
   Accredited Home Lenders Holding Co. *                              3,000            118
   American Express Co.                                               4,800            249
   Chicago Mercantile Exchange                                        1,300            126
   Citigroup, Inc.                                                    3,100            160
   Countrywide Financial Corp.                                          800             77
   Morgan Stanley                                                     2,900            166
   National Financial Partners Corp.                                  2,800             90
   World Acceptance Corp. *                                           2,700            $53
------------------------------------------------------------------------------------------
                                                                                     1,039
------------------------------------------------------------------------------------------
ELECTRIC - 0.4%
   Westar Energy, Inc.                                                3,000             63
------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
   GrafTech International Ltd. *                                      7,200            108
   Rayovac Corp. *                                                    3,600            103
------------------------------------------------------------------------------------------
                                                                                       211
------------------------------------------------------------------------------------------
ELECTRONICS - 1.6%
   Rogers Corp. *                                                       950             51
   Taser International, Inc. *                                        2,250            176
------------------------------------------------------------------------------------------
                                                                                       227
------------------------------------------------------------------------------------------
ENTERTAINMENT - 5.1%
   GTECH Holdings Corp.                                               1,300             77
   International Game Technology                                      7,100            319
   Lions Gate Entertainment Corp. *                                  14,000             88
   Scientific Games Corp., Class A *                                  5,900            110
   Shuffle Master, Inc. *                                             3,000            139
------------------------------------------------------------------------------------------
                                                                                       733
------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.1%
   Louisiana-Pacific Corp.                                            5,600            145
   Plum Creek Timber Co., Inc.                                        2,500             81
   Potlatch Corp.                                                     1,800             73
------------------------------------------------------------------------------------------
                                                                                       299
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 10.4%
   Advanced Medical Optics, Inc. *                                    2,200             54
   Align Technology, Inc. *                                           6,300            120
   Arrhythmia Research Technology, Inc. *                             2,500             53
   Boston Scientific Corp. *                                          4,800            203
   Cooper Cos., Inc.                                                  3,000            162
   Dade Behring Holdings, Inc. *                                      1,700             76
   Escalon Medical Corp. *                                            3,700             84
   Haemonetics Corp. *                                                3,100             97
   IDEXX Laboratories, Inc. *                                         2,100            119
   Ocular Sciences, Inc. *                                            1,900             55
   Stryker Corp.                                                        700             62
   Ventana Medical Systems, Inc. *                                    2,700            111
   Zimmer Holdings, Inc. *                                            4,200            310
------------------------------------------------------------------------------------------
                                                                                     1,506
------------------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 0.1%
   Pediatrix Medical Group, Inc. *                                      200             13
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 34 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                OF SHARES        (000S)
COMMON STOCKS - 98.4% - CONTINUED
HOME BUILDERS - 0.7%
   Monaco Coach Corp.                                                 2,000            $54
   Standard-Pacific Corp.                                               900             54
------------------------------------------------------------------------------------------
                                                                                       108
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.7%
   Helen of Troy Ltd. *                                               3,500            108
------------------------------------------------------------------------------------------
INSURANCE - 0.8%
   Ohio Casualty Corp. *                                              1,100             22
   Phoenix Companies, Inc.                                            1,650             22
   Selective Insurance Group, Inc.                                    1,900             67
------------------------------------------------------------------------------------------
                                                                                       111
------------------------------------------------------------------------------------------
INTERNET - 6.5%
   Ask Jeeves, Inc. *                                                 4,000            143
   Autobytel.com, Inc. *                                              9,600            127
   Digital Insight Corp. *                                            5,300            110
   eBay, Inc. *                                                       2,200            153
   eResearch Technology, Inc. *                                       1,800             50
   NetFlix, Inc. *                                                    2,800             96
   RADWARE Ltd. *                                                     2,000             53
   RSA Security, Inc. *                                               5,700            107
   Valueclick, Inc. *                                                 9,300            100
------------------------------------------------------------------------------------------
                                                                                       939
------------------------------------------------------------------------------------------
IRON/STEEL - 0.9%
   Steel Dynamics, Inc. *                                             5,200            129
------------------------------------------------------------------------------------------
LODGING - 0.4%
   Station Casinos, Inc.                                              1,400             62
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.7%
   Middleby Corp. *                                                   1,321             60
   UNOVA, Inc. *                                                      2,000             43
------------------------------------------------------------------------------------------
                                                                                       103
------------------------------------------------------------------------------------------
MEDIA - 1.1%
   Central European Media Enterprises Ltd. *                          1,600             30
   McGraw-Hill Cos. (The), Inc.                                       1,800            137
------------------------------------------------------------------------------------------
                                                                                       167
------------------------------------------------------------------------------------------
MINING - 0.4%
   PAN American Silver Corp. *                                        2,900             52
------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.1%
   3M Co.                                                             1,900            156
   Actuant Corp., Class A *                                           3,700            145
------------------------------------------------------------------------------------------
                                                                                       301
------------------------------------------------------------------------------------------
OIL & GAS - 4.3%
   China Petroleum & Chemical Corp. ADR *                             4,400           $168
   Murphy Oil Corp.                                                   1,300             82
   Patina Oil & Gas Corp.                                             2,000             52
   PetroKazakhstan, Inc., Class A                                     4,000            113
   Plains Exploration & Production Co. *                                300              5
   Range Resources Corp.                                                400              5
   Suncor Energy, Inc.                                                3,000             82
   Valero Energy Corp.                                                1,800            108
------------------------------------------------------------------------------------------
                                                                                       615
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 4.5%
   Baker Hughes, Inc.                                                 5,000            182
   Cal Dive International, Inc. *                                     4,200            109
   FMC Technologies, Inc. *                                             200              5
   National-Oilwell, Inc. *                                           4,500            127
   Schlumberger Ltd.                                                  2,200            141
   Tetra Technologies, Inc. *                                         1,950             51
   Veritas DGC, Inc. *                                                1,700             35
------------------------------------------------------------------------------------------
                                                                                       650
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.2%
   American Pharmaceutical Partners, Inc. *                           4,100            193
   Axcan Pharma, Inc. *                                               3,000             57
   Discovery Laboratories, Inc. *                                     2,300             28
   Draxis Health, Inc.                                                9,500             49
   Ligand Pharmaceuticals, Inc., Class B *                            3,900             78
   Nabi Biopharmaceuticals *                                          3,300             51
   Onyx Pharmaceuticals, Inc. *                                       2,000             81
   Teva Pharmaceutical Industries Ltd. ADR                            4,300            273
   VCA Antech, Inc. *                                                 2,700             96
------------------------------------------------------------------------------------------
                                                                                       906
------------------------------------------------------------------------------------------
REITS - 0.7%
   Mills (The) Corp.                                                  1,900            101
------------------------------------------------------------------------------------------
RETAIL - 8.2%
   Aeropostale, Inc. *                                                2,100             76
   Cash America International, Inc.                                   5,000            115
   Dick's Sporting Goods, Inc. *                                      2,300            134
   Hibbett Sporting Goods, Inc. *                                     4,200            160
   Pacific Sunwear of California, Inc. *                              3,000             74
   Regis Corp.                                                        2,900            129
   Ruby Tuesday, Inc.                                                 4,000            129
   Ryan's Family Steak Houses, Inc. *                                 2,800             48
   Sharper Image Corp. *                                              4,100            133

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 35 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS                                        MARCH 31, 2004
 GROWTH OPPORTUNITIES FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                OF SHARES        (000S)
COMMON STOCKS - 98.4% - CONTINUED
RETAIL - 8.2% - (CONTINUED)
   Sonic Automotive, Inc.                                             2,100            $53
   Urban Outfitters, Inc. *                                           2,900            139
------------------------------------------------------------------------------------------
                                                                                     1,190
------------------------------------------------------------------------------------------
SAVINGS & LOANS - 0.2%
   Commercial Capital Bancorp, Inc. *                                 1,200             27
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 2.9%
   Broadcom Corp., Class A *                                          4,000            157
   ESS Technology, Inc. *                                             2,900             42
   Microsemi Corp. *                                                  4,678             64
   Nanometrics, Inc. *                                                4,100             63
   ON Semiconductor Corp. *                                          13,500            102
------------------------------------------------------------------------------------------
                                                                                       428
------------------------------------------------------------------------------------------
SOFTWARE - 4.0%
   Activision, Inc. *                                                 6,000             95
   Global Payments, Inc.                                              2,300            104
   Quality Systems, Inc. *                                            2,200            100
   Red Hat, Inc. *                                                    4,500            103
   SkillSoft PLC ADR *                                                4,800             62
   Wind River Systems, Inc. *                                        10,700            118
------------------------------------------------------------------------------------------
                                                                                       582
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 9.3%
   Alvarion Ltd. *                                                      400              5
   America Movil SA de CV ADR                                         4,800            186
   Andrew Corp. *                                                     4,400             77
   Audiovox Corp., Class A *                                          2,900             58
   ECI Telecom Ltd. *                                                 7,281             43
   Finisar Corp. *                                                      344              1
   Golden Telecom, Inc.                                               1,600             54
   Nextel Communications, Inc., Class A *                             5,700            141
   NII Holdings, Inc., Class B *                                      3,000            105
   QUALCOMM, Inc.                                                     5,800            385
   Sierra Wireless, Inc. *                                            4,900            179
   Western Wireless Corp., Class A *                                  4,800            112
------------------------------------------------------------------------------------------
                                                                                     1,346
------------------------------------------------------------------------------------------
TRANSPORTATION - 1.4%
   Dynamex , Inc. *                                                   5,500             77
   Forward Air Corp. *                                                1,600             53
   General Maritime Corp. *                                           1,000             25
   Teekay Shipping Corp.                                                800            $55
------------------------------------------------------------------------------------------
                                                                                       210
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $12,595)                                                                      14,272

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENT - 0.0%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                       $4              4
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------
(COST $4)                                                                                4

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.4%
------------------------------------------------------------------------------------------
(COST $12,599)                                                                      14,276
   Other Assets less Liabilities - 1.6%                                                235
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                $14,511

*  NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 36 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

 SCHEDULE OF INVESTMENTS                                          MARCH 31, 2004
 INCOME EQUITY FUND

                                                                  NUMBER          VALUE
                                                                OF SHARES        (000S)
COMMON STOCKS - 22.6%
AGRICULTURE - 2.8%
   Altria Group, Inc.                                                60,000         $3,267
   Bunge Ltd.                                                        75,000          3,016
   UST, Inc.                                                         75,000          2,708
------------------------------------------------------------------------------------------
                                                                                     8,991
------------------------------------------------------------------------------------------
BANKS - 1.3%
   Bank of America Corp.                                             30,000          2,429
   Bank One Corp.                                                    30,000          1,636
------------------------------------------------------------------------------------------
                                                                                     4,065
------------------------------------------------------------------------------------------
BEVERAGES - 0.7%
   Coors (Adolph) Co., Class B                                       30,000          2,083
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.7%
   Cendant Corp.                                                     45,000          1,097
   Donnelley (R.R.) & Sons Co.                                       40,000          1,210
------------------------------------------------------------------------------------------
                                                                                     2,307
------------------------------------------------------------------------------------------
COMPUTERS - 1.4%
   Hewlett-Packard Co.                                              200,000          4,568
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.9%
   Bear Stearns Cos. (The), Inc.                                     12,000          1,052
   Fannie Mae                                                        12,500            929
   Freddie Mac                                                       15,000            886
------------------------------------------------------------------------------------------
                                                                                     2,867
------------------------------------------------------------------------------------------
ELECTRIC - 0.5%
   Scottish Power PLC ADR                                            60,000          1,702
------------------------------------------------------------------------------------------
FOOD - 1.1%
   Albertson's, Inc.                                                 80,000          1,772
   Kroger Co. *                                                      50,000            832
   Safeway, Inc. *                                                   43,000            885
------------------------------------------------------------------------------------------
                                                                                     3,489
------------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.7%
   Black & Decker Corp.                                              40,000          2,278
------------------------------------------------------------------------------------------
INSURANCE - 0.0%
   First American Corp.                                               2,400             73
------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 1.0%
   Allied Capital Corp.                                             110,000          3,332
------------------------------------------------------------------------------------------
MEDIA - 0.8%
   Disney (The Walt) Co.                                            100,000          2,499
------------------------------------------------------------------------------------------
OIL & GAS - 4.6%
   Apache Corp.                                                      80,000          3,454
   BP PLC ADR                                                        60,000          3,072
   Burlington Resources, Inc.                                        38,000          2,418
   ChevronTexaco Corp.                                               18,000          1,580
   Marathon Oil Corp.                                                60,000         $2,020
   Royal Dutch Petroleum Co. - New York Shares                       44,000          2,093
------------------------------------------------------------------------------------------
                                                                                    14,637
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.7%
   Schlumberger Ltd.                                                 35,000          2,235
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.6%
   Abbott Laboratories                                               20,000            822
   Bristol-Myers Squibb Co.                                          70,000          1,696
   GlaxoSmithKline PLC ADR                                           80,000          3,196
   Pfizer, Inc.                                                      70,000          2,454
------------------------------------------------------------------------------------------
                                                                                     8,168
------------------------------------------------------------------------------------------
REITS - 1.6%
   ProLogis                                                          75,000          2,690
   Simon Property Group, Inc.                                        40,000          2,338
------------------------------------------------------------------------------------------
                                                                                     5,028
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.2%
   Nextel Communications, Inc., Class A *                            40,000            989
   Vodafone Group PLC ADR                                           120,000          2,868
------------------------------------------------------------------------------------------
                                                                                     3,857
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $65,584)                                                                      72,179

CONVERTIBLE PREFERRED STOCKS - 30.7%
AUTO MANUFACTURERS - 3.7%
   Ford Motor Co. Capital Trust II, 6.50%                           100,000          5,305
   General Motors Corp., Series B, 5.25%                            100,000          2,550
   General Motors Corp., Series C, 6.25%                            130,000          3,979
------------------------------------------------------------------------------------------
                                                                                    11,834
------------------------------------------------------------------------------------------
BEVERAGES - 1.9%
   Constellation Brands, Inc., 5.75%                                200,000          6,130
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.4%
   United Rentals Trust I, 6.50%                                    100,000          4,450
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.3%
   Capital One Financial Corp., 6.25%                                60,000          3,270
   Doral Financial Corp. - New York, 4.75% (1)                       15,000          4,103
------------------------------------------------------------------------------------------
                                                                                     7,373
------------------------------------------------------------------------------------------
ELECTRIC - 2.6%
   Cinergy Corp., 9.50%                                              40,000          2,586
   FPL Group, Inc., 8.50%                                           100,000          5,772
------------------------------------------------------------------------------------------
                                                                                     8,358
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 37 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 INCOME EQUITY FUND (CONTINUED)

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
CONVERTIBLE PREFERRED STOCKS - 30.7% - CONTINUED
ENTERTAINMENT - 1.5%
   Six Flags, Inc., 7.25%                                           204,300         $4,934
------------------------------------------------------------------------------------------
GAS - 0.4%
   Southern Union Co., 5.75%                                         20,000          1,196
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 0.8%
   Baxter International, Inc., 7.00%                                 50,000          2,700
------------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.8%
   Williams Holdings of Delaware, 5.50% (1)                          40,000          2,550
------------------------------------------------------------------------------------------
INSURANCE - 4.8%
   Chubb Corp., 7.00%                                                40,000          1,140
   Chubb Corp., 7.00%                                                15,000            434
   Prudential Financial, Inc., 6.75%                                 50,000          3,431
   St. Paul Cos., 9.00%                                              80,000          5,917
   Travelers Property Casualty Corp., 4.50%                         180,000          4,401
------------------------------------------------------------------------------------------
                                                                                    15,323
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 2.1%
   Cummins Capital Trust I, 7.00% (1)                                95,000          6,591
------------------------------------------------------------------------------------------
OIL & GAS - 2.5%
   Amerada Hess Corp., 7.00%                                        107,000          6,757
   Chesapeake Energy Corp., 5.00%                                    10,000          1,086
------------------------------------------------------------------------------------------
                                                                                     7,843
------------------------------------------------------------------------------------------
RETAIL - 2.3%
   Toys "R" Us, Inc., 6.25%                                         150,000          7,182
------------------------------------------------------------------------------------------
SAVINGS & LOANS - 2.5%
   Sovereign Capital Trust II, 4.38%                                100,000          4,937
   Washington Mutual, Inc., 5.38%                                    50,000          2,938
------------------------------------------------------------------------------------------
                                                                                     7,875
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.1%
   Motorola, Inc., 7.00%                                             75,000          3,642
------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
------------------------------------------------------------------------------------------
(COST $84,691)                                                                      97,981

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)         (000S)
CONVERTIBLE BONDS - 36.7%
AEROSPACE/DEFENSE - 0.2%
   Alliant Techsystems, Inc., (1)
     2.75%, 2/15/24                                                    $500            505
------------------------------------------------------------------------------------------
AIRLINES - 1.3%
   Northwest Airlines Corp., (1)
     7.63%, 11/15/23                                                  4,500          4,020
------------------------------------------------------------------------------------------
APPAREL - 0.3%
   Reebok International Ltd., (1)
     4.25%, 3/1/21                                                   $1,000         $1,065
------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 1.7%
   Navistar Financial Corp.,
     4.75%, 4/1/09 (1)                                                2,000          2,131
     4.75%, 4/1/09                                                    3,000          3,206
------------------------------------------------------------------------------------------
                                                                                     5,337
------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.4%
   Charles River Laboratories International, Inc.,
     3.50%, 2/1/22                                                    3,650          4,351
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.7%
   Cendant Corp.,
     3.88%, 11/27/11                                                  2,000          2,199
   Kroll, Inc., (1)
     1.75%, 1/15/14                                                   6,000          6,327
------------------------------------------------------------------------------------------
                                                                                     8,526
------------------------------------------------------------------------------------------
COMPUTERS - 1.7%
   Electronic Data Systems Corp., (1)
     3.88%, 7/15/23                                                   3,000          2,958
   Mentor Graphics Corp.,
     6.88%, 6/15/07                                                   2,000          2,299
------------------------------------------------------------------------------------------
                                                                                     5,257
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.7%
   IOS Capital LLC, (1)
     5.00%, 5/1/07                                                    2,000          2,180
------------------------------------------------------------------------------------------
ELECTRONICS - 2.5%
   Flextronics International Ltd., (1)
     1.00%, 8/1/10                                                    6,000          8,074
------------------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 0.9%
   Health Management Associates, Inc., (1)
     1.50%, 8/1/23                                                    2,625          2,939
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.9%
   Church & Dwight, Inc., (1)
     5.25%, 8/15/33                                                   5,000          6,103
------------------------------------------------------------------------------------------
INSURANCE - 4.1%
   AON Corp.,
     3.50%, 11/15/12                                                  4,000          5,567
   First American Corp.,
     4.50%, 4/15/08                                                   2,400          2,593

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 38 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CONVERTIBLE BONDS - 36.7% - CONTINUED
INSURANCE - 4.1% - (CONTINUED)
   Radian Group, Inc.,
     2.25%, 1/1/22                                                   $5,000         $5,078
------------------------------------------------------------------------------------------
                                                                                    13,238
------------------------------------------------------------------------------------------
LEISURE TIME - 1.0%
   Royal Caribbean Cruises Ltd.,
     0.00%, 2/2/21                                                    6,000          3,247
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.7%
   Briggs & Stratton,
     5.00%, 5/15/06 (1)                                               2,500          3,416
     5.00%, 5/15/06                                                   1,500          2,050
------------------------------------------------------------------------------------------
                                                                                     5,466
------------------------------------------------------------------------------------------
MEDIA - 2.1%
   Liberty Media Corp.,
     0.75%, 3/30/23                                                   4,000          4,541
   Disney (The Walt) Co.,
     2.13%, 4/15/23                                                   2,000          2,213
------------------------------------------------------------------------------------------
                                                                                     6,754
------------------------------------------------------------------------------------------
MINING - 2.5%
   AngloGold Holdings PLC, (1)
     2.38%, 2/27/09                                                   4,000          4,058
   Freeport-McMoRan Copper & Gold, Inc., (1)
     7.00%, 2/11/11                                                   2,500          4,037
------------------------------------------------------------------------------------------
                                                                                     8,095
------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.5%
   Eastman Kodak Co., (1)
     3.38%, 10/15/33                                                  2,000          2,312
   Tyco International Group S.A.,
     2.75%, 1/15/18 (1)                                               1,000          1,357
     2.75%, 1/15/18                                                   1,000          1,357
     3.13%, 1/15/23 (1)                                               1,000          1,455
     3.13%, 1/15/23                                                   1,000          1,455
------------------------------------------------------------------------------------------
                                                                                     7,936
------------------------------------------------------------------------------------------
OIL & GAS - 0.6%
   Devon Energy Corp.,
     4.90%, 8/15/08                                                   2,000          2,062
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.4%
   Watson Pharmaceuticals, Inc., (1)
     1.75%, 3/15/23                                                   1,000          1,254
------------------------------------------------------------------------------------------
REAL ESTATE - 0.7%
   EOP Operating LP,
     7.25%, 11/15/08                                                  2,000          2,085
------------------------------------------------------------------------------------------
REITS - 0.2%
   Host Marriott LP, (1)
     3.25%, 4/15/24                                                    $500           $498
------------------------------------------------------------------------------------------
RETAIL - 2.2%
   CBRL Group, Inc.,
     0.00%, 4/3/32                                                    6,000          2,974
   Dick's Sporting Goods, Inc., (1)
     1.61%, 2/18/24                                                     500            359
   Penney (J.C.) Co., Inc., (1)
     5.00%, 10/15/08                                                  3,000          3,803
------------------------------------------------------------------------------------------
                                                                                     7,136
------------------------------------------------------------------------------------------
SOFTWARE - 1.0%
   Keane, Inc., (1)
     2.00%, 6/15/13                                                   3,000          3,322
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.4%
   CenturyTel, Inc.,
     4.75%, 8/1/32                                                    3,000          3,227
   Nextel Communications, Inc.,
     6.00%, 6/1/11                                                    4,000          4,458
------------------------------------------------------------------------------------------
                                                                                     7,685
------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
------------------------------------------------------------------------------------------
(COST $105,472)                                                                    117,135

SHORT-TERM INVESTMENTS - 7.4%
   FNMA Discount Note,
     1.00%, 4/1/04                                                    2,364          2,364
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                   21,232         21,232
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------
(COST $23,596)                                                                      23,596

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.4%
------------------------------------------------------------------------------------------
(COST $279,343)                                                                    310,891
   Other Assets less Liabilities - 2.6%                                              8,297
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $319,188

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKERS, OR IF NOT AVAILABLE IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRUSTEES OF NORTHERN FUNDS. AT MARCH 31, 2004, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $75,417,000 OR 23.6% OF NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 39 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 INTERNATIONAL GROWTH EQUITY FUND

                                                                  NUMBER          VALUE
                                                                 OF SHARES        (000S)
COMMON STOCKS - 95.7%
AUSTRALIA - 3.9%
   AMP Ltd.                                                       2,340,356        $10,059
   National Australia Bank Ltd.                                     395,280          9,355
   Telstra Corp. Ltd.                                             1,058,118          3,668
------------------------------------------------------------------------------------------
                                                                                    23,082
------------------------------------------------------------------------------------------
BELGIUM - 0.7%
   Belgacom S.A.                                                    120,799          3,815
------------------------------------------------------------------------------------------
CHINA - 0.3%
   PetroChina Co. Ltd.                                            3,396,000          1,711
------------------------------------------------------------------------------------------
DENMARK - 0.9%
   Novo-Nordisk A/S, Class B                                        112,400          5,213
------------------------------------------------------------------------------------------
FRANCE - 9.1%
   Axa                                                              395,898          8,261
   Credit Agricole S.A.                                             314,210          8,205
   Societe Generale                                                 122,411         10,455
   Total S.A.                                                        84,336         15,484
   Vivendi Universal S.A.                                           421,538         11,174
------------------------------------------------------------------------------------------
                                                                                    53,579
------------------------------------------------------------------------------------------
GERMANY - 15.0%
   Altana A.G.                                                       16,392          1,014
   Deutsche Bank A.G. (Registered)                                  143,413         11,923
   Deutsche Boerse A.G.                                              17,090            970
   Deutsche Post A.G. (Registered)                                  432,937          9,683
   Deutsche Telekom A.G. (Registered) *                             636,788         11,441
   E.ON A.G.                                                        163,237         10,752
   Henkel KGaA - Preferred                                           91,563          7,574
   Linde A.G.                                                       181,955          9,635
   Metro A.G.                                                       192,864          8,257
   Muenchener Rueckversicherungs A.G.
     (Registered)                                                    78,212          8,686
   SAP A.G.                                                          50,615          8,002
------------------------------------------------------------------------------------------
                                                                                    87,937
------------------------------------------------------------------------------------------
ITALY - 3.4%
   ENI S.p.A.                                                       527,984         10,615
   Sanpaolo IMI S.p.A.                                              747,305          8,513
   Snam Rete Gas S.p.A.                                             210,103            950
------------------------------------------------------------------------------------------
                                                                                    20,078
------------------------------------------------------------------------------------------
JAPAN - 25.1%
   Ajinomoto Co., Inc.                                              355,000          4,231
   Asahi Glass Co. Ltd.                                             999,000         10,793
   Bank of Yokohama (The) Ltd.                                    1,446,000          8,506
   Bridgestone Corp.                                                479,000          7,519
   Canon, Inc.                                                       21,000          1,088
   Chugai Pharmaceutical Co. Ltd.                                   645,600        $10,277
   Daiwa House Industry Co. Ltd.                                    738,000          9,421
   Hitachi Ltd.                                                   1,447,000         11,224
   Komatsu Ltd.                                                     213,000          1,351
   Mitsubishi Corp.                                                 837,000          9,896
   Mitsui Mining & Smelting Co. Ltd.                              2,513,000         10,967
   Sony Corp.                                                       285,000         11,944
   Tokyo Electric Power Co., Inc.                                    38,800            878
   Tokyo Gas Co. Ltd.                                             2,303,000          8,722
   West Japan Railway Co.                                             2,508         10,053
   Yamaha Corp.                                                     463,800          8,671
   Yamaha Motor Co. Ltd.                                            729,000         10,027
   Yamanouchi Pharmaceutical Co. Ltd.                                21,500            740
   Yokogawa Electric Corp.                                          715,000         10,611
------------------------------------------------------------------------------------------
                                                                                   146,919
------------------------------------------------------------------------------------------
LUXEMBOURG - 1.5%
   Arcelor                                                          491,213          8,910
------------------------------------------------------------------------------------------
NETHERLANDS - 2.1%
   ABN AMRO Holding N.V.                                            442,210          9,863
   Koninklijke Philips Electronics N.V.                              51,421          1,487
   Royal KPN N.V.                                                   107,994            843
------------------------------------------------------------------------------------------
                                                                                    12,193
------------------------------------------------------------------------------------------
NORWAY - 1.5%
   DnB Holding ASA                                                1,267,400          8,307
   Yara International ASA                                            38,673            280
------------------------------------------------------------------------------------------
                                                                                     8,587
------------------------------------------------------------------------------------------
SPAIN - 2.7%
   Acerinox S.A.                                                     19,515            955
   ACS Actividades de Construccion y Servicios S.A.                 177,775          8,695
   Banco de Sabadell S.A.                                           294,179          5,879
------------------------------------------------------------------------------------------
                                                                                    15,529
------------------------------------------------------------------------------------------
SWEDEN - 3.0%
   Atlas Copco AB, Class A                                          232,445          8,261
   Skandinaviska Enskilda Banken, Class A                           643,302          9,426
------------------------------------------------------------------------------------------
                                                                                    17,687
------------------------------------------------------------------------------------------
SWITZERLAND - 11.4%
   Adecco S.A. (Registered)                                         142,739          7,887
   Nestle S.A. (Registered)                                          62,543         15,946
   Novartis A.G. (Registered)                                       285,248         12,114
   Swiss Reinsurance (Registered)                                     8,355            576
   Syngenta A.G.                                                    152,489         11,122

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 40 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 95.7% - CONTINUED
SWITZERLAND - 11.4% - (CONTINUED)
   UBS A.G. (Registered)                                            156,679        $11,638
   Zurich Financial Services A.G.                                    49,111          7,743
------------------------------------------------------------------------------------------
                                                                                    67,026
------------------------------------------------------------------------------------------
UNITED KINGDOM - 15.1%
   BHP Billiton PLC                                               1,049,940          9,571
   BP PLC                                                         1,816,874         15,227
   Centrica PLC                                                   2,411,846         10,117
   GlaxoSmithKline PLC                                              161,601          3,172
   GUS PLC                                                          668,161          9,198
   HSBC Holdings PLC                                                 51,762            770
   Intercontinental Hotels Group PLC                                626,020          5,718
   LogicaCMG PLC                                                  1,602,963          7,549
   Unilever PLC                                                      94,520            935
   Vodafone Group PLC                                             7,244,453         17,142
   WPP Group PLC                                                    925,734          9,366
------------------------------------------------------------------------------------------
                                                                                    88,765
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $477,284)                                                                    561,031

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENT - 2.1%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                  $12,423         12,423
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------
(COST $12,423)                                                                      12,423

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.8%
------------------------------------------------------------------------------------------
(COST $489,707)                                                                    573,454
   Other Assets less Liabilities - 2.2%                                             13,075
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $586,529

*  NON-INCOME PRODUCING SECURITY

At March 31, 2004, the International Growth Equity Fund had open futures contracts as follows:

                             NOTIONAL                         UNREALIZED
                 NUMBER OF    AMOUNT    CONTRACT   CONTRACT     GAINS
TYPE             CONTRACTS    (000S)    POSITION     EXP.       (000S)
EuroStoxx-50        100       $3,377      Long       6/04        $100

FTSE 100             21        1,697      Long       6/04          29
------------------------------------------------------------------------

Total                                                            $129

Cash is pledged as collateral to cover margin requirements for open futures contracts.

At March 31, 2004, the International Growth Equity Fund's investments were diversified as follows:

INDUSTRY SECTOR                                       PERCENTAGE
Consumer Discretionary                                      15.1%
Consumer Staples                                             6.6
Energy                                                       7.6
Financials                                                  24.8
Health Care                                                  5.8
Industrials                                                 11.9
Information Technology                                       6.8
Materials                                                    9.2
Telecommunication Services                                   6.6
Utilities                                                    5.6
----------------------------------------------------------------

Total                                                      100.0%

At March 31, 2004, the International Growth Equity Fund's investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY                             PERCENTAGE
Euro                                                        35.2%
Japanese Yen                                                25.6
British Pound                                               15.5
Swiss Franc                                                 11.7
All other currencies less than 5%                           12.0
----------------------------------------------------------------

Total                                                      100.0%

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 41 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 LARGE CAP VALUE FUND

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 95.4%
AEROSPACE/DEFENSE - 1.3%
     Northrop Grumman Corp.                                         115,000        $11,318
------------------------------------------------------------------------------------------
BANKS - 5.4%
   Comerica, Inc.                                                   240,000         13,037
   Mellon Financial Corp.                                           530,000         16,584
   Wachovia Corp.                                                   369,000         17,343
------------------------------------------------------------------------------------------
                                                                                    46,964
------------------------------------------------------------------------------------------
BEVERAGES - 2.0%
   Coca-Cola (The) Co.                                              348,000         17,504
------------------------------------------------------------------------------------------
BUILDING MATERIALS - 2.0%
   Masco Corp.                                                      572,000         17,412
------------------------------------------------------------------------------------------
CHEMICALS - 3.3%
   Dow Chemical (The) Co.                                           429,000         17,280
   Rohm & Haas Co.                                                  291,000         11,594
------------------------------------------------------------------------------------------
                                                                                    28,874
------------------------------------------------------------------------------------------
COMPUTERS - 3.4%
   Electronic Data Systems Corp.                                    531,000         10,275
   Hewlett-Packard Co.                                              853,000         19,482
------------------------------------------------------------------------------------------
                                                                                    29,757
------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 5.8%
   Avon Products, Inc.                                              221,000         16,767
   Kimberly-Clark Corp.                                             274,000         17,289
   Procter & Gamble Co.                                             153,000         16,047
------------------------------------------------------------------------------------------
                                                                                    50,103
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 8.3%
   CIT Group, Inc.                                                  441,000         16,780
   Citigroup, Inc.                                                  364,000         18,819
   Morgan (J.P.) Chase & Co.                                        452,000         18,961
   Morgan Stanley                                                   306,000         17,534
------------------------------------------------------------------------------------------
                                                                                    72,094
------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.9%
   Emerson Electric Co.                                             279,000         16,718
------------------------------------------------------------------------------------------
FOOD - 1.9%
   General Mills, Inc.                                              359,000         16,758
------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.9%
   International Paper Co.                                          345,000         14,579
   MeadWestvaco Corp.                                               375,000         10,609
------------------------------------------------------------------------------------------
                                                                                    25,188
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 2.3%
   Baxter International, Inc.                                       643,000         19,862
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.7%
   Avery Dennison Corp.                                              99,000          6,159
------------------------------------------------------------------------------------------
HOUSEWARES - 2.0%
   Newell Rubbermaid, Inc.                                          751,000        $17,423
------------------------------------------------------------------------------------------
INSURANCE - 9.5%
   Allstate (The) Corp.                                             379,000         17,229
   Hartford Financial Services Group, Inc.                          296,000         18,855
   Lincoln National Corp.                                           363,000         17,177
   Marsh & McLennan Cos., Inc.                                      395,000         18,289
   SAFECO Corp.                                                     250,000         10,793
------------------------------------------------------------------------------------------
                                                                                    82,343
------------------------------------------------------------------------------------------
LEISURE TIME - 2.5%
   Royal Caribbean Cruises Ltd.                                     500,000         22,050
------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 1.8%
   Caterpillar, Inc.                                                194,000         15,340
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.9%
   Deere & Co.                                                      233,000         16,149
------------------------------------------------------------------------------------------
MEDIA - 2.1%
   McGraw-Hill Cos. (The), Inc.                                     237,000         18,045
------------------------------------------------------------------------------------------
MINING - 2.2%
   Alcoa, Inc.                                                      542,000         18,802
------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 7.3%
   3M Co.                                                           212,000         17,356
   General Electric Co.                                             629,000         19,197
   Honeywell International, Inc.                                    550,000         18,618
   Pall Corp.                                                       371,000          8,418
------------------------------------------------------------------------------------------
                                                                                    63,589
------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 1.2%
   Pitney Bowes, Inc.                                               238,000         10,141
------------------------------------------------------------------------------------------
OIL & GAS - 5.2%
   ChevronTexaco Corp.                                              184,000         16,151
   ConocoPhillips                                                   229,697         16,035
   Royal Dutch Petroleum Co. - New York Shares                      270,000         12,847
------------------------------------------------------------------------------------------
                                                                                    45,033
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 3.9%
   Halliburton Co.                                                  489,000         14,861
   Schlumberger Ltd.                                                291,000         18,580
------------------------------------------------------------------------------------------
                                                                                    33,441
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.3%
   Abbott Laboratories                                              439,000         18,043
   Merck & Co., Inc.                                                398,000         17,588
   Pfizer, Inc.                                                     540,000         18,927
------------------------------------------------------------------------------------------
                                                                                    54,558
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 42 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER          VALUE
                                                                 OF SHARES        (000S)
COMMON STOCKS - 95.4% - CONTINUED
RETAIL - 4.1%
   Limited Brands                                                   687,000        $13,740
   Penney (J.C.) Co., Inc. (Holding Co.)                            633,000         22,016
------------------------------------------------------------------------------------------
                                                                                    35,756
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.2%
   Alltel Corp.                                                     361,000         18,010
   BellSouth Corp.                                                  670,000         18,553
------------------------------------------------------------------------------------------
                                                                                    36,563
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $678,543)                                                                    827,944

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENT - 5.5%
   Lloyds Bank, London,
     Eurodollar Time Deposit,
     1.09%, 4/1/04                                                  $47,441         47,441
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------
(COST $47,441)                                                                      47,441

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.9%
------------------------------------------------------------------------------------------
(COST $725,984)                                                                    875,385
   Liabilities less Other Assets - (0.9)%                                           (8,015)
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $867,370

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 43 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 MID CAP GROWTH FUND

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 101.6%
AGRICULTURE - 1.2%
   Bunge Ltd.                                                       104,900         $4,219
------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 1.3%
   Oshkosh Truck Corp.                                               36,000          2,005
   Gentex Corp.                                                      66,900          2,902
------------------------------------------------------------------------------------------
                                                                                     4,907
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.2%
   Career Education Corp. *                                          78,400          4,440
   ChoicePoint, Inc. *                                              121,000          4,602
   Education Management Corp. *                                     186,200          5,927
   Robert Half International, Inc. *                                170,100          4,018
------------------------------------------------------------------------------------------
                                                                                    18,987
------------------------------------------------------------------------------------------
COMPUTERS - 2.9%
   NetScreen Technologies, Inc. *                                    90,600          3,301
   Network Appliance, Inc. *                                        160,700          3,447
   Sandisk Corp. *                                                  137,000          3,887
------------------------------------------------------------------------------------------
                                                                                    10,635
------------------------------------------------------------------------------------------
DATA PROCESSING - 5.1%
   Fiserv, Inc. *                                                   133,700          4,782
   Global Payments, Inc.                                            105,100          4,738
   Paychex, Inc.                                                    158,300          5,635
   Sungard Data Systems, Inc. *                                     123,700          3,389
------------------------------------------------------------------------------------------
                                                                                    18,544
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 4.1%
   Ameritrade Holding Corp. *                                       292,200          4,500
   Legg Mason, Inc.                                                  73,100          6,782
   Price (T. Rowe) Group, Inc.                                       70,300          3,784
------------------------------------------------------------------------------------------
                                                                                    15,066
------------------------------------------------------------------------------------------
ELECTRONICS - 1.8%
   Jabil Circuit, Inc. *                                            117,900          3,470
   Symbol Technologies, Inc.                                        221,500          3,057
------------------------------------------------------------------------------------------
                                                                                     6,527
------------------------------------------------------------------------------------------
ENTERTAINMENT - 6.4%
   GTECH Holdings Corp.                                              63,400          3,750
   International Game Technology                                    168,600          7,580
   MGM Mirage *                                                      89,200          4,044
   Station Casinos, Inc.                                            180,200          7,960
------------------------------------------------------------------------------------------
                                                                                    23,334
------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.1%
   Stericycle, Inc. *                                                81,900          3,920
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 6.0%
   Abaxis, Inc. *                                                   155,000         $3,139
   Advanced Neuromodulation Systems, Inc. *                          45,375          1,638
   Dade Behring Holdings, Inc. *                                     81,800          3,638
   Gen-Probe, Inc. *                                                106,400          3,555
   St. Jude Medical, Inc. *                                          59,300          4,275
   Zimmer Holdings, Inc. *                                           77,600          5,725
------------------------------------------------------------------------------------------
                                                                                    21,970
------------------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 2.1%
   American Healthways, Inc. *                                      126,100          3,080
   Anthem, Inc. *                                                    48,900          4,432
------------------------------------------------------------------------------------------
                                                                                     7,512
------------------------------------------------------------------------------------------
HOME BUILDERS - 1.5%
   Lennar Corp., Class A                                             99,100          5,354
------------------------------------------------------------------------------------------
IRON/STEEL - 0.3%
   International Steel Group, Inc. *                                 30,459          1,179
------------------------------------------------------------------------------------------
LEISURE TIME - 1.4%
   Royal Caribbean Cruises Ltd.                                     117,700          5,191
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 5.2%
   Danaher Corp.                                                     58,900          5,499
   Dover Corp.                                                       96,300          3,734
   Rockwell Automation, Inc.                                        165,400          5,735
   Zebra Technologies Corp., Class A *                               57,000          3,954
------------------------------------------------------------------------------------------
                                                                                    18,922
------------------------------------------------------------------------------------------
MEDIA - 3.3%
   Radio One, Inc., Class A *                                       219,700          4,082
   Univision Communications, Inc., Class A *                        137,700          4,545
   Westwood One, Inc. *                                             120,900          3,561
------------------------------------------------------------------------------------------
                                                                                    12,188
------------------------------------------------------------------------------------------
MINING - 2.7%
   Alcan, Inc.                                                       76,100          3,409
   Cia Vale do Rio Doce ADR *                                        47,900          2,630
   Phelps Dodge Corp. *                                              47,300          3,862
------------------------------------------------------------------------------------------
                                                                                     9,901
------------------------------------------------------------------------------------------
OIL & GAS - 2.9%
   Devon Energy Corp.                                                80,000          4,652
   XTO Energy, Inc.                                                 237,500          5,994
------------------------------------------------------------------------------------------
                                                                                    10,646
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 44 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                OF SHARES        (000S)
COMMON STOCKS - 101.6% - CONTINUED
OIL & GAS SERVICES - 1.7%
   BJ Services Co. *                                                143,500         $6,209
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 12.2%
   Accredo Health, Inc. *                                            97,100          3,700
   Allergan, Inc.                                                    48,200          4,057
   Barr Pharmaceuticals, Inc. *                                      88,000          4,039
   Endo Pharmaceuticals Holdings, Inc. *                            182,900          4,466
   Forest Laboratories, Inc. *                                       51,800          3,710
   Gilead Sciences, Inc. *                                           64,900          3,620
   MGI Pharma, Inc. *                                                46,400          2,842
   Mylan Laboratories, Inc.                                         150,200          3,414
   Neurocrine Biosciences, Inc. *                                    70,300          4,155
   Pharmaceutical Resources, Inc. *                                  63,000          3,582
   Taro Pharmaceuticals Industries *                                 59,700          3,462
   Vicuron Pharmaceuticals, Inc. *                                  147,300          3,351
------------------------------------------------------------------------------------------
                                                                                    44,398
------------------------------------------------------------------------------------------
REITS - 1.3%
   General Growth Properties, Inc.                                  131,700          4,629
------------------------------------------------------------------------------------------
RETAIL - 9.9%
   Coach, Inc. *                                                    133,700          5,480
   Dick's Sporting Goods, Inc. *                                    110,800          6,442
   Finish Line (The), Inc., Class A *                               124,900          4,619
   Ross Stores, Inc.                                                210,400          6,440
   Sonic Corp. *                                                    107,800          3,695
   Tiffany & Co.                                                    112,000          4,275
   Tractor Supply Co. *                                             133,700          5,177
------------------------------------------------------------------------------------------
                                                                                    36,128
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 9.4%
   Cymer, Inc. *                                                    101,500          3,919
   Entegris, Inc. *                                                 367,600          4,654
   Integrated Circuit Systems, Inc. *                               178,500          4,468
   Intersil Corp., Class A                                          131,100          2,922
   Marvell Technology Group Ltd. *                                   91,400          4,118
   Microchip Technology, Inc.                                       105,400          2,799
   Novellus Systems, Inc. *                                         133,600          4,247
   Omnivision Technologies, Inc. *                                  130,400          3,561
   QLogic Corp. *                                                   110,700          3,654
------------------------------------------------------------------------------------------
                                                                                    34,342
------------------------------------------------------------------------------------------
SOFTWARE - 9.5%
   Activision, Inc. *                                               229,200         $3,626
   BEA Systems, Inc. *                                              270,200          3,448
   Cognos, Inc. *                                                   156,400          4,858
   Hyperion Solutions Corp. *                                       104,500          4,332
   Manhattan Associates, Inc. *                                     184,500          5,129
   Mercury Interactive Corp. *                                       73,200          3,279
   Siebel Systems, Inc. *                                           250,600          2,884
   Symantec Corp. *                                                 101,200          4,686
   Veritas Software Corp. *                                          93,500          2,516
------------------------------------------------------------------------------------------
                                                                                    34,758
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.1%
   Adtran, Inc.                                                     100,300          3,012
   Andrew Corp. *                                                   164,800          2,884
   Juniper Networks, Inc. *                                          65,400          1,701
------------------------------------------------------------------------------------------
                                                                                     7,597
------------------------------------------------------------------------------------------
TRANSPORTATION - 1.0%
   Expeditors International Washington, Inc.                         91,500          3,613
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $331,813)                                                                    370,676

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENT - 0.0%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                      $97             97
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------
(COST $97)                                                                              97

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.6%
------------------------------------------------------------------------------------------
(COST $331,910)                                                                    370,773
   Liabilities less Other Assets - (1.6)%                                           (5,709)
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $365,064

*  NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 45 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SELECT EQUITY FUND

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.7%
APPAREL - 1.0%
   Coach, Inc. *                                                     41,500         $1,701
   NIKE, Inc., Class B                                               33,800          2,632
------------------------------------------------------------------------------------------
                                                                                     4,333
------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.5%
   Johnson Controls, Inc.                                            34,000          2,011
------------------------------------------------------------------------------------------
BEVERAGES - 2.3%
   Coca-Cola (The) Co.                                               42,200          2,123
   PepsiCo, Inc.                                                    141,600          7,625
------------------------------------------------------------------------------------------
                                                                                     9,748
------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.3%
   Amgen, Inc. *                                                    120,000          6,980
   Genentech, Inc. *                                                 67,000          7,090
------------------------------------------------------------------------------------------
                                                                                    14,070
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.6%
   Apollo Group, Inc., Class A *                                     50,000          4,305
   First Data Corp.                                                 139,200          5,869
   Paychex, Inc.                                                     97,700          3,478
   Robert Half International, Inc. *                                 63,700          1,505
------------------------------------------------------------------------------------------
                                                                                    15,157
------------------------------------------------------------------------------------------
COMPUTERS - 2.7%
   Dell, Inc. *                                                     128,000          4,303
   EMC Corp. of Massachusetts *                                     410,400          5,586
   NCR Corp. *                                                       40,000          1,762
------------------------------------------------------------------------------------------
                                                                                    11,651
------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 4.5%
   Colgate-Palmolive Co.                                             24,800          1,366
   Estee Lauder Cos. (The), Inc., Class A                            33,000          1,463
   Gillette (The) Co.                                               126,400          4,942
   Kimberly-Clark Corp.                                              28,600          1,805
   Procter & Gamble Co.                                              92,800          9,733
------------------------------------------------------------------------------------------
                                                                                    19,309
------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.3%
   CDW Corp.                                                         21,200          1,433
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 5.6%
   American Express Co.                                             245,500         12,729
   Capital One Financial Corp.                                       16,000          1,207
   Goldman Sachs Group, Inc.                                         96,000         10,018
------------------------------------------------------------------------------------------
                                                                                    23,954
------------------------------------------------------------------------------------------
ENTERTAINMENT - 1.6%
   International Game Technology                                    149,000          6,699
------------------------------------------------------------------------------------------
FOOD - 3.3%
   Campbell Soup Co.                                                 66,000         $1,800
   Heinz (H.J.) Co.                                                  50,900          1,898
   Hershey Foods Corp.                                               21,500          1,781
   Kellogg Co.                                                       49,700          1,950
   Sysco Corp.                                                      151,800          5,928
   Whole Foods Market, Inc.                                           9,800            735
------------------------------------------------------------------------------------------
                                                                                    14,092
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 8.9%
   Becton, Dickinson & Co.                                           44,800          2,172
   Boston Scientific Corp. *                                         62,800          2,662
   Guidant Corp.                                                     38,400          2,433
   Johnson & Johnson                                                175,000          8,876
   Medtronic, Inc.                                                   63,000          3,008
   St. Jude Medical, Inc. *                                         101,400          7,311
   Stryker Corp.                                                     90,000          7,968
   Zimmer Holdings, Inc. *                                           46,100          3,401
------------------------------------------------------------------------------------------
                                                                                    37,831
------------------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 0.7%
   Anthem, Inc. *                                                    32,000          2,900
------------------------------------------------------------------------------------------
INSURANCE - 3.7%
   AMBAC Financial Group, Inc.                                       19,600          1,446
   American International Group, Inc.                               129,000          9,204
   Everest Re Group Ltd.                                             19,500          1,666
   Progressive (The) Corp.                                           36,500          3,198
------------------------------------------------------------------------------------------
                                                                                    15,514
------------------------------------------------------------------------------------------
INTERNET - 1.7%
   eBay, Inc. *                                                      36,300          2,517
   Yahoo!, Inc. *                                                   101,000          4,907
------------------------------------------------------------------------------------------
                                                                                     7,424
------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.7%
   Caterpillar, Inc.                                                 39,000          3,084
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.7%
   Deere & Co.                                                      105,500          7,312
------------------------------------------------------------------------------------------
MEDIA - 1.0%
   Disney (The Walt) Co.                                             48,200          1,204
   Scripps (E.W.) Co., Class A                                       28,800          2,912
------------------------------------------------------------------------------------------
                                                                                     4,116
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 46 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.7% - CONTINUED
MINING - 2.7%
   Newmont Mining Corp.                                             218,000        $10,166
   Phelps Dodge Corp. *                                              17,000          1,388
------------------------------------------------------------------------------------------
                                                                                    11,554
------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 8.0%
   3M Co.                                                            50,000          4,094
   Danaher Corp.                                                     30,000          2,801
   General Electric Co.                                             640,000         19,533
   Ingersoll-Rand Co., Class A                                       70,000          4,735
   United Technologies Corp.                                         32,000          2,762
------------------------------------------------------------------------------------------
                                                                                    33,925
------------------------------------------------------------------------------------------
OIL & GAS - 1.4%
   Occidental Petroleum Corp.                                       130,900          6,028
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.3%
   Baker Hughes, Inc.                                               180,200          6,574
   BJ Services Co. *                                                 26,300          1,138
   Smith International, Inc. *                                       35,600          1,905
------------------------------------------------------------------------------------------
                                                                                     9,617
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 7.0%
   Bristol-Myers Squibb Co.                                          50,300          1,219
   Lilly (Eli) & Co.                                                 37,000          2,475
   Merck & Co., Inc.                                                 66,000          2,917
   Pfizer, Inc.                                                     580,000         20,329
   Teva Pharmaceutical Industries Ltd. ADR                           47,000          2,980
------------------------------------------------------------------------------------------
                                                                                    29,920
------------------------------------------------------------------------------------------
RETAIL - 8.9%
   Home Depot (The), Inc.                                           256,500          9,583
   Limited Brands                                                   193,600          3,872
   Lowe's Cos., Inc.                                                 88,000          4,939
   Starbucks Corp. *                                                145,000          5,474
   Wal-Mart Stores, Inc.                                            212,500         12,684
   Walgreen Co.                                                      44,000          1,450
------------------------------------------------------------------------------------------
                                                                                    38,002
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 9.3%
   Analog Devices, Inc.                                             104,000          4,993
   Applied Materials, Inc. *                                        257,100          5,497
   Broadcom Corp., Class A *                                         49,000          1,919
   Intel Corp.                                                      515,800         14,030
   National Semiconductor Corp. *                                    47,000          2,088
   Novellus Systems, Inc. *                                          40,600          1,290
   Texas Instruments, Inc.                                          335,000          9,789
------------------------------------------------------------------------------------------
                                                                                    39,606
------------------------------------------------------------------------------------------
SOFTWARE - 3.3%
   Microsoft Corp.                                                  265,000         $6,617
   Novell, Inc. *                                                    80,000            911
   Oracle Corp. *                                                   215,000          2,582
   Red Hat, Inc. *                                                   50,000          1,143
   Symantec Corp. *                                                  61,000          2,824
------------------------------------------------------------------------------------------
                                                                                    14,077
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.8%
   AT&T Wireless Services, Inc. *                                   115,600          1,573
   Cisco Systems, Inc. *                                            670,300         15,766
   Juniper Networks, Inc. *                                          69,000          1,795
   Motorola, Inc.                                                   238,800          4,203
   Nextel Communications, Inc., Class A *                           103,000          2,547
   QUALCOMM, Inc.                                                   108,300          7,193
------------------------------------------------------------------------------------------
                                                                                    33,077
------------------------------------------------------------------------------------------
TOBACCO - 0.9%
   Altria Group, Inc.                                                69,700          3,795
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $365,390)                                                                    420,239

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENT - 1.4%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                   $6,049          6,049
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------
(COST $6,049)                                                                        6,049

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%
------------------------------------------------------------------------------------------
(COST $371,439)                                                                    426,288
   Liabilities less Other Assets - (0.1)%                                             (323)
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $425,965

*  NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 47 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP GROWTH FUND

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.1%
ADVERTISING - 1.6%
   Getty Images, Inc. *                                              52,800         $2,850
------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
   Teledyne Technologies, Inc. *                                     81,900          1,532
------------------------------------------------------------------------------------------
APPAREL - 1.3%
   K-Swiss, Inc., Class A                                            34,600            847
   Oxford Industries, Inc.                                           21,200            979
   Vans, Inc. *                                                      30,300            448
------------------------------------------------------------------------------------------
                                                                                     2,274
------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.6%
   Wabash National Corp. *                                           49,100          1,159
------------------------------------------------------------------------------------------
BANKS - 3.4%
   First BanCorp of Puerto Rico                                      39,400          1,639
   Fremont General Corp.                                             87,400          2,675
   International Bancshares Corp.                                     8,200            433
   UCBH Holdings, Inc.                                               35,000          1,401
------------------------------------------------------------------------------------------
                                                                                     6,148
------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.3%
   Encysive Pharmaceuticals, Inc. *                                 224,600          2,309
------------------------------------------------------------------------------------------
BUILDING MATERIALS - 1.1%
   Florida Rock Industries, Inc.                                     46,600          1,964
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.5%
   Bankrate, Inc. *                                                  50,200          1,000
   Bright Horizons Family Solutions, Inc. *                          17,500            825
   Gevity HR, Inc.                                                   91,300          2,666
------------------------------------------------------------------------------------------
                                                                                     4,491
------------------------------------------------------------------------------------------
COMPUTERS - 2.8%
   Apple Computer, Inc. *                                            36,700            993
   InterVoice, Inc. *                                               112,400          1,896
   Micros Systems, Inc. *                                            24,700          1,115
   SI International, Inc. *                                          41,000            947
------------------------------------------------------------------------------------------
                                                                                     4,951
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.8%
   Accredited Home Lenders Holding Co. *                             52,600          2,072
   Chicago Mercantile Exchange                                       23,100          2,235
   National Financial Partners Corp.                                 49,700          1,603
   World Acceptance Corp. *                                          47,200            921
------------------------------------------------------------------------------------------
                                                                                     6,831
------------------------------------------------------------------------------------------
ELECTRIC - 0.6%
   Westar Energy, Inc.                                               49,900          1,046
------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.0%
   GrafTech International Ltd. *                                    123,000         $1,839
   Rayovac Corp. *                                                   62,600          1,790
------------------------------------------------------------------------------------------
                                                                                     3,629
------------------------------------------------------------------------------------------
ELECTRONICS - 2.2%
   Rogers Corp. *                                                    16,200            865
   Taser International, Inc. *                                       38,400          3,007
------------------------------------------------------------------------------------------
                                                                                     3,872
------------------------------------------------------------------------------------------
ENTERTAINMENT - 4.0%
   GTECH Holdings Corp.                                              22,200          1,313
   Lions Gate Entertainment Corp. *                                 245,000          1,532
   Scientific Games Corp., Class A *                                101,400          1,898
   Shuffle Master, Inc. *                                            51,800          2,408
------------------------------------------------------------------------------------------
                                                                                     7,151
------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.8%
   Louisiana-Pacific Corp.                                           95,700          2,469
   Plum Creek Timber Co., Inc.                                       42,800          1,390
   Potlatch Corp.                                                    29,900          1,219
------------------------------------------------------------------------------------------
                                                                                     5,078
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 9.0%
   Advanced Medical Optics, Inc. *                                   38,500            939
   Align Technology, Inc. *                                         107,400          2,042
   Arrhythmia Research Technology, Inc. *                            45,300            967
   Cooper Cos., Inc.                                                 50,000          2,700
   Dade Behring Holdings, Inc. *                                     31,300          1,392
   Escalon Medical Corp. *                                           64,700          1,463
   Haemonetics Corp. *                                               51,700          1,626
   IDEXX Laboratories, Inc. *                                        36,700          2,087
   Ocular Sciences, Inc. *                                           32,300            942
   Ventana Medical Systems, Inc. *                                   47,800          1,958
------------------------------------------------------------------------------------------
                                                                                    16,116
------------------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 0.4%
   Pediatrix Medical Group, Inc. *                                   12,800            806
------------------------------------------------------------------------------------------
HOME BUILDERS - 1.1%
   Monaco Coach Corp.                                                37,700          1,010
   Standard-Pacific Corp.                                            15,200            912
------------------------------------------------------------------------------------------
                                                                                     1,922
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.8%
   Helen of Troy Ltd. *                                              47,000          1,458
------------------------------------------------------------------------------------------
INSURANCE - 1.1%
   Ohio Casualty Corp. *                                             21,200            424

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 48 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.1% - CONTINUED
INSURANCE - 1.1% - (CONTINUED)
   Phoenix Companies, Inc.                                           29,100           $390
   Selective Insurance Group, Inc.                                   33,600          1,178
------------------------------------------------------------------------------------------
                                                                                     1,992
------------------------------------------------------------------------------------------
INTERNET - 7.7%
   Ask Jeeves, Inc. *                                                69,500          2,483
   Autobytel.com, Inc. *                                            172,200          2,273
   Digital Insight Corp. *                                           93,600          1,940
   eResearch Technology, Inc. *                                      31,700            889
   NetFlix, Inc. *                                                   49,000          1,672
   RADWARE Ltd. *                                                    36,000            956
   RSA Security, Inc. *                                             100,200          1,883
   Valueclick, Inc. *                                               157,600          1,702
------------------------------------------------------------------------------------------
                                                                                    13,798
------------------------------------------------------------------------------------------
IRON/STEEL - 1.3%
   Steel Dynamics, Inc. *                                            93,600          2,319
------------------------------------------------------------------------------------------
LODGING - 0.6%
   Station Casinos, Inc.                                             24,000          1,060
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.1%
   Middleby Corp. *                                                  23,149          1,058
   UNOVA, Inc. *                                                     39,300            849
------------------------------------------------------------------------------------------
                                                                                     1,907
------------------------------------------------------------------------------------------
MEDIA - 0.3%
   Central European Media Enterprises Ltd. *                         28,500            532
------------------------------------------------------------------------------------------
MINING - 0.5%
   PAN American Silver Corp. *                                       49,400            880
------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.5%
   Actuant Corp., Class A *                                          67,000          2,628
------------------------------------------------------------------------------------------
OIL & GAS - 4.0%
   Murphy Oil Corp.                                                  23,400          1,473
   Patina Oil & Gas Corp.                                            36,400            955
   PetroKazakhstan, Inc., Class A                                    72,500          2,042
   Plains Exploration & Production Co. *                             24,500            457
   Range Resources Corp.                                             36,000            437
   Valero Energy Corp.                                               30,600          1,835
------------------------------------------------------------------------------------------
                                                                                     7,199
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 3.4%
   Cal Dive International, Inc. *                                    74,400          1,922
   FMC Technologies, Inc. *                                          15,200            411
   National-Oilwell, Inc. *                                          78,400          2,217
   Tetra Technologies, Inc. *                                        33,300            870
   Veritas DGC, Inc. *                                               29,500           $611
------------------------------------------------------------------------------------------
                                                                                     6,031
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.2%
   American Pharmaceutical Partners, Inc. *                          70,600          3,314
   Axcan Pharma, Inc. *                                              52,800          1,006
   Discovery Laboratories, Inc. *                                    39,600            483
   Draxis Health, Inc.                                              165,400            852
   Ligand Pharmaceuticals, Inc., Class B *                           68,400          1,375
   Nabi Biopharmaceuticals *                                         57,900            900
   Onyx Pharmaceuticals, Inc. *                                      33,700          1,363
   VCA Antech, Inc. *                                                48,600          1,732
------------------------------------------------------------------------------------------
                                                                                    11,025
------------------------------------------------------------------------------------------
REITS - 1.0%
   Mills (The) Corp.                                                 32,300          1,721
------------------------------------------------------------------------------------------
RETAIL - 11.5%
   Aeropostale, Inc. *                                               36,900          1,338
   Cash America International, Inc.                                  90,000          2,074
   Dick's Sporting Goods, Inc. *                                     39,500          2,297
   Hibbett Sporting Goods, Inc. *                                    72,000          2,746
   Pacific Sunwear of California, Inc. *                             52,700          1,293
   Regis Corp.                                                       50,200          2,231
   Ruby Tuesday, Inc.                                                66,900          2,151
   Ryan's Family Steak Houses, Inc. *                                47,700            816
   Sharper Image Corp. *                                             70,900          2,310
   Sonic Automotive, Inc.                                            36,400            912
   Urban Outfitters, Inc. *                                          50,000          2,403
------------------------------------------------------------------------------------------
                                                                                    20,571
------------------------------------------------------------------------------------------
SAVINGS & LOANS - 0.3%
   Commercial Capital Bancorp, Inc. *                                20,200            463
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 2.6%
   ESS Technology, Inc. *                                            51,200            751
   Microsemi Corp. *                                                 82,039          1,122
   Nanometrics, Inc. *                                               71,200          1,090
   ON Semiconductor Corp. *                                         233,400          1,760
------------------------------------------------------------------------------------------
                                                                                     4,723
------------------------------------------------------------------------------------------
SOFTWARE - 5.6%
   Activision, Inc. *                                               102,450          1,621
   Global Payments, Inc.                                             41,500          1,871

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                     NORTHER FUNDS ANNUAL REPORT 49 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS                                        MARCH 31, 2004
 SMALL CAP GROWTH FUND (CONTINUED)

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.1% - CONTINUED
SOFTWARE - 5.6% - (CONTINUED)
   Quality Systems, Inc. *                                           37,900         $1,722
   Red Hat, Inc. *                                                   79,000          1,806
   SkillSoft PLC ADR *                                               85,600          1,104
   Wind River Systems, Inc. *                                       177,800          1,968
------------------------------------------------------------------------------------------
                                                                                    10,092
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.2%
   Alvarion Ltd. *                                                   27,600            350
   Andrew Corp. *                                                    74,900          1,311
   Audiovox Corp., Class A *                                         49,300            986
   ECI Telecom Ltd. *                                               125,524            748
   Finisar Corp. *                                                   10,439             23
   Golden Telecom, Inc.                                              26,900            916
   NII Holdings, Inc., Class B *                                     50,700          1,776
   Sierra Wireless, Inc. *                                           83,800          3,058
   Western Wireless Corp., Class A *                                 82,600          1,930
------------------------------------------------------------------------------------------
                                                                                    11,098
------------------------------------------------------------------------------------------
TRANSPORTATION - 2.0%
   Dynamex, Inc. *                                                   94,800          1,335
   Forward Air Corp. *                                               27,000            887
   General Maritime Corp. *                                          17,700            445
   Teekay Shipping Corp.                                             12,000            827
------------------------------------------------------------------------------------------
                                                                                     3,494
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $158,254)                                                                    177,120

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENT - 0.4%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                     $788            788
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------
(COST $788)                                                                            788

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.5%
------------------------------------------------------------------------------------------
(COST $159,042)                                                                    177,908
   Other Assets less Liabilities - 0.5%                                                893
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $178,801

*  NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 50 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
 SCHEDULE OF INVESTMENTS                                        MARCH 31, 2004
 SMALL CAP INDEX FUND

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3%
ADVERTISING - 0.4%
   Advo, Inc.                                                        11,062           $356
   APAC Customer Services, Inc. *                                    10,500             31
   Catalina Marketing Corp. *                                        13,500            262
   Grey Global Group, Inc.                                              288            199
   R.H. Donnelley Corp. *                                             7,200            336
   ValueVision Media, Inc., Class A *                                 6,000             92
------------------------------------------------------------------------------------------
                                                                                     1,276
------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
   AAR Corp. *                                                       12,600            155
   Armor Holdings, Inc. *                                             7,200            238
   Curtiss-Wright Corp.                                               6,100            286
   DRS Technologies, Inc. *                                           8,589            240
   Ducommun, Inc. *                                                   2,400             56
   EDO Corp.                                                          5,500            133
   Engineered Support Systems, Inc.                                   6,375            311
   Esterline Technologies Corp. *                                     7,300            181
   GenCorp, Inc.                                                     13,300            144
   Heico Corp.                                                        4,700             74
   Herley Industries, Inc. *                                          3,900             74
   Kaman Corp., Class A                                               7,800            117
   Moog, Inc., Class A *                                              9,975            340
   MTC Technologies, Inc. *                                           2,000             50
   Orbital Sciences Corp. *                                          16,700            209
   Sequa Corp., Class A *                                             1,300             64
   Teledyne Technologies, Inc. *                                     11,400            213
   Titan Corp. *                                                     28,900            584
   Triumph Group, Inc. *                                              5,000            165
   United Industrial Corp. of New York                                3,600             68
------------------------------------------------------------------------------------------
                                                                                     3,702
------------------------------------------------------------------------------------------
AGRICULTURE - 0.4%
   Alico, Inc.                                                        1,200             38
   Delta & Pine Land Co.                                             13,300            332
   DIMON, Inc.                                                       14,800            105
   Maui Land & Pineapple Co., Inc. *                                  1,100             38
   Standard Commercial Corp.                                          3,500             65
   Tejon Ranch Co. *                                                  2,400             89
   Universal Corp. of Virginia                                        9,000            457
   Vector Group Ltd.                                                  8,652            147
------------------------------------------------------------------------------------------
                                                                                     1,271
------------------------------------------------------------------------------------------
AIRLINES - 0.8%
   Airtran Holdings, Inc. *                                          27,200            323
   Alaska Air Group, Inc. *                                           8,700            214
   America West Holdings Corp., Class B *                            12,700           $121
   AMR Corp. *                                                       57,000            726
   Atlantic Coast Airlines Holdings, Inc. *                          15,100            110
   Continental Airlines, Inc., Class B *                             23,400            293
   ExpressJet Holdings, Inc. *                                       12,600            157
   Frontier Airlines, Inc. *                                         12,650            132
   Mesa Air Group, Inc. *                                             9,700             80
   Northwest Airlines Corp *                                         22,600            228
   Skywest, Inc.                                                     21,000            404
------------------------------------------------------------------------------------------
                                                                                     2,788
------------------------------------------------------------------------------------------
APPAREL - 0.9%
   Cherokee, Inc. *                                                   2,200             52
   DHB Industries, Inc. *                                             7,100             52
   Guess?, Inc. *                                                     2,700             49
   Gymboree Corp. *                                                  10,400            174
   Hampshire Group Ltd. *                                               700             21
   K-Swiss, Inc., Class A                                             8,900            218
   Kellwood Co.                                                       9,650            379
   Maxwell Shoe Co., Inc., Class A *                                  5,000            112
   Oshkosh B'Gosh, Inc., Class A                                      4,000             93
   Oxford Industries, Inc.                                            4,500            208
   Perry Ellis International, Inc. *                                  1,300             36
   Phillips-Van Heusen Corp.                                          8,900            165
   Quiksilver, Inc. *                                                19,200            419
   Russell Corp.                                                      9,300            170
   Skechers U.S.A., Inc., Class A *                                   6,800             89
   Steven Madden Ltd. *                                               3,500             70
   Stride Rite Corp.                                                 13,100            139
   Unifi, Inc. *                                                     14,600             65
   Vans, Inc. *                                                       6,600             98
   Warnaco Group (The), Inc.                                         12,600            253
   Weyco Group, Inc.                                                  1,000             37
   Wolverine World Wide, Inc.                                        14,100            340
------------------------------------------------------------------------------------------
                                                                                     3,239
------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.3%
   A.S.V., Inc. *                                                     2,500             76
   Oshkosh Truck Corp.                                               11,200            624
   Wabash National Corp. *                                            9,100            215
------------------------------------------------------------------------------------------
                                                                                       915
------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.8%
   Aftermarket Technology Corp. *                                     5,000             73
   Bandag, Inc.                                                       4,600            229

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 51 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
AUTO PARTS & EQUIPMENT - 0.8% - (CONTINUED)
   Collins & Aikman Corp. *                                          11,260            $62
   Cooper Tire & Rubber Co.                                          23,800            480
   Dura Automotive Systems, Inc., Class A *                           6,700             89
   Goodyear Tire & Rubber (The) Co. *                                54,200            463
   Keystone Automotive Industries, Inc. *                             4,100            112
   Modine Manufacturing Co.                                           8,200            214
   Strattec Security Corp. *                                          1,100             70
   Superior Industries International, Inc.                            8,100            287
   Tenneco Automotive, Inc. *                                        14,900            189
   Tower Automotive, Inc. *                                          19,900            100
   Visteon Corp.                                                     47,700            456
------------------------------------------------------------------------------------------
                                                                                     2,824
------------------------------------------------------------------------------------------
BANKS - 8.2%
   1st Source Corp.                                                   4,526            111
   ABC Bancorp                                                        3,600             68
   Alabama National Bancorp                                           3,700            205
   Allegiant Bancorp, Inc.                                            5,700            168
   Amcore Financial, Inc.                                             9,182            274
   American National Bankshares, Inc. of Virginia                     1,700             42
   AmericanWest Bancorp *                                             3,520             69
   Arrow Financial Corp.                                              2,986             89
   Bancfirst Corp.                                                    1,300             72
   BancTrust Financial Group, Inc.                                    2,400             42
   Bank of Granite Corp.                                              4,660             96
   Bank of the Ozarks, Inc.                                           3,400             94
   Banner Corp.                                                       3,500            103
   Boston Private Financial Holdings, Inc.                            9,200            258
   Bryn Mawr Bank Corp.                                               2,600             60
   BSB Bancorp, Inc.                                                  3,700            143
   C&F Financial Corp.                                                1,200             49
   Camden National Corp.                                              3,000             96
   Capital City Bank Group, Inc.                                      3,287            136
   Capital Corp. of the West                                          1,800             70
   Capitol Bancorp Ltd.                                               3,400             92
   Cascade Bancorp                                                    4,500            103
   Cathay General Bancorp                                             7,300            480
   Cavalry Bancorp, Inc.                                              1,900             32
   CB Bancshares, Inc.                                                1,500            105
   CCBT Financial Cos., Inc.                                          3,100            114
   Center Bancorp, Inc.                                               2,700             43
   Center Financial Corp.                                             3,200             50
   Central Coast Bancorp *                                            3,263             60
   Central Pacific Financial Corp.                                    5,100           $152
   Century Bancorp, Inc. of Massachusetts, Class A                    1,100             36
   Chemical Financial Corp.                                           8,319            298
   Chittenden Corp.                                                  13,213            436
   Citizens Banking Corp. of Michigan                                17,200            561
   City Holding Co.                                                   5,900            202
   CityBank Lynwood of Washington                                     2,800             96
   CNB Financial Corp. of Pennsylvania                                1,300             57
   CoBiz, Inc.                                                        2,900             59
   Columbia Bancorp                                                   2,000             62
   Columbia Bancorp of Oregon                                         2,800             46
   Columbia Banking Systems, Inc.                                     4,730            132
   Commercial Bankshares, Inc. of Florida                             1,500             41
   Community Bank of Northern Virginia                                1,500             26
   Community Bank System, Inc.                                        4,200            194
   Community Banks, Inc.                                              3,421            107
   Community First Bankshares, Inc.                                  13,400            431
   Community Trust Bancorp, Inc.                                      4,741            156
   Corus Bankshares, Inc.                                             5,400            218
   CVB Financial Corp.                                               12,790            266
   East-West Bancorp, Inc.                                            8,300            465
   Eastern Virginia Bankshares, Inc.                                  1,800             41
   Exchange National Bancshares, Inc.                                 1,450             46
   Farmers Capital Bank Corp.                                         2,100             74
   Financial Institutions, Inc.                                       2,900             66
   First Bancorp of North Carolina                                    2,600             82
   First Busey Corp.                                                  3,300             89
   First Charter Corp.                                               10,500            221
   First Citizens Banc Corp.                                          1,500             40
   First Citizens Bancshares, Inc., Class A                           2,200            271
   First Commonwealth Financial Corp.                                23,200            343
   First Community Bancorp of California                              4,400            165
   First Community Bancshares, Inc.                                   3,359            103
   First Federal Financial of Kentucky                                1,100             29
   First Financial Bancorp                                           11,424            211
   First Financial Bankshares, Inc.                                   4,846            194
   First Financial Corp. of Indiana                                   4,806            141
   First Indiana Corp.                                                4,162             84
   First M & F Corp.                                                  1,200             40
   First Merchants Corp.                                              6,527            157
   First Oak Brook Bancshares, Inc.                                   2,250             68
   First of Long Island (The) Corp.                                   1,200             60

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 52 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
BANKS - 8.2% - (CONTINUED)
   First Republic Bank *                                              3,700           $143
   First South Bancorp, Inc. of Virginia                              1,100             43
   First State Bancorporation                                         2,600             80
   First United Corp.                                                 2,100             48
   Firstbank Corp. of Michigan                                        1,995             53
   FNB Corp. of North Carolina                                        1,700             36
   FNB Corp. of Virginia                                              2,000             55
   Foothill Independent Bancorp                                       1,744             38
   Franklin Financial Corp. of Tennessee                              1,200             38
   Fremont General Corp.                                             21,900            670
   Frontier Financial Corp.                                           5,400            186
   GB&T Bancshares, Inc.                                              1,600             45
   German American Bancorp                                            3,255             55
   Glacier Bancorp, Inc.                                              6,270            202
   Gold Banc Corp., Inc.                                             12,900            210
   Great Southern Bancorp, Inc.                                       2,000             98
   Greater Bay Bancorp                                               18,900            553
   Greater Community Bancorp                                          1,840             30
   Greene County Bancshares, Inc.                                     2,100             47
   Hancock Holding Co.                                                9,424            292
   Hanmi Financial Corp.                                              4,400            117
   Harleysville National Corp.                                        8,390            233
   Heartland Financial USA, Inc.                                      3,300             61
   Heritage Commerce Corp. *                                          4,000             52
   Humboldt Bancorp                                                   4,340             86
   IBERIABANK Corp.                                                   2,400            141
   IBT Bancorp Inc. of Pennsylvania                                     900             43
   Independent Bank Corp. of Massachusetts                            4,200            127
   Independent Bank Corp. of Michigan                                 6,945            193
   Integra Bank Corp.                                                 5,443            131
   Interchange Financial Services Corp. of New Jersey                 4,000             97
   Irwin Financial Corp.                                              6,600            178
   Lakeland Bancorp, Inc.                                             4,260             70
   Lakeland Financial Corp.                                           1,800             61
   LNB Bancorp, Inc.                                                  1,600             33
   Local Financial Corp. *                                            7,500            163
   LSB Bancshares, Inc.                                               3,000             52
   Macatawa Bank Corp.                                                3,000             84
   Main Street Banks, Inc.                                            4,700            128
   MainSource Financial Group, Inc.                                   2,199             79
   MB Financial, Inc.                                                 6,350            248
   MBT Financial Corp.                                                5,700             98
   Mercantile Bank Corp.                                              2,100            $75
   Merchants Bancshares, Inc.                                         1,400             40
   Mid-State Bancshares                                               8,700            206
   Midwest Banc Holdings, Inc.                                        3,800             90
   Nara Bancorp, Inc.                                                 4,000            118
   National Bankshares, Inc. of Virginia                              1,200             60
   National Penn Bancshares, Inc.                                     7,662            242
   NBC Capital Corp.                                                  2,400             62
   NBT Bancorp, Inc.                                                 11,404            257
   Northern States Financial Corp.                                    1,000             27
   Oak Hill Financial, Inc.                                           1,200             39
   Old Point Financial Corp.                                            800             24
   Old Second Bancorp, Inc.                                           2,400            123
   Omega Financial Corp.                                              2,850            104
   Oriental Financial Group, Inc.                                     5,089            162
   PAB Bankshares, Inc.                                               2,500             32
   Pacific Capital Bancorp                                           12,100            480
   Patriot Bank Corp.                                                 2,400             70
   Peapack Gladstone Financial Corp.                                  2,410             82
   Pennrock Financial Services Corp.                                  2,676             77
   Penns Woods Bancorp, Inc.                                          1,210             55
   Peoples Bancorp, Inc. of Ohio                                      3,760            105
   Peoples Holding (The) Co.                                          3,000            101
   PrivateBancorp, Inc.                                               3,000            155
   Prosperity Bancshares, Inc.                                        4,500            106
   Provident Bankshares Corp.                                         9,814            308
   R & G Financial Corp., Class B                                     9,750            337
   Republic Bancorp, Inc. of Kentucky, Class A                        2,625             51
   Republic Bancorp, Inc. of Michigan                                23,324            328
   Republic Bancshares, Inc.                                          4,200            126
   Resource Bankshares Corp. of Virginia                              1,600             52
   Riggs National Corp.                                               5,500             95
   Royal Bancshares of Pennsylvania, Inc., Class A                    1,552             40
   S & T Bancorp, Inc.                                                9,300            280
   Sandy Spring Bancorp, Inc.                                         5,100            185
   Santander BanCorp                                                  1,709             47
   SCBT Financial Corp.                                               2,750             87
   Seacoast Banking Corp. of Florida                                  4,020             83
   Second Bancorp, Inc.                                               2,900             94
   Security Bank Corp.                                                1,300             39
   Shore Bancshares, Inc.                                             1,900             62
   Sierra Bancorp                                                     1,900             29

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 53 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
BANKS - 8.2% - (CONTINUED)
   Silicon Valley Bancshares *                                       10,800           $350
   Simmons First National Corp., Class A                              5,000            138
   South Financial Group (The), Inc.                                 21,157            626
   Southern Financial Bancorp                                         2,890            129
   Southside Bancshares, Inc.                                         3,135             58
   Southwest Bancorp of Texas, Inc.                                  10,300            389
   Southwest Bancorp, Inc. of Oklahoma                                3,800             66
   State Bancorp, Inc.                                                2,410             58
   State Financial Services Corp., Class A                            1,800             51
   Sterling Bancorp of New York                                       4,535            132
   Sterling Bancshares, Inc. of Texas                                16,925            227
   Sterling Financial Corp. of Pennsylvania                           7,406            190
   Suffolk Bancorp                                                    3,900            134
   Summit Bancshares, Inc. of Texas                                   1,800             54
   Sun Bancorp, Inc. of New Jersey *                                  2,295             58
   Sun Bancorp, Inc. of Pennsylvania                                  1,900             37
   Susquehanna Bancshares, Inc.                                      15,937            408
   SY Bancorp, Inc.                                                   3,700             83
   Taylor Capital Group, Inc.                                         1,300             30
   Texas Regional Bancshares, Inc., Class A                           8,534            363
   Tompkins Trustco, Inc.                                             2,830            129
   Trico Bancshares                                                   1,900             71
   Trust Co. of New Jersey                                            6,900            286
   Trustco Bank Corp. of New York                                    26,194            353
   UCBH Holdings, Inc.                                               15,300            613
   UMB Financial Corp.                                                6,656            337
   Umpqua Holdings Corp.                                              9,943            201
   Union Bankshares Corp.                                             2,700             87
   United Community Banks, Inc. of Georgia                            6,400            228
   United Security Bancshares of California                           1,200             30
   United Security Bancshares, Inc.                                   2,300             61
   Unizan Financial Corp.                                             9,010            224
   USB Holding Co., Inc.                                              4,450            109
   Virginia Commerce Bancorp *                                        1,700             51
   Virginia Financial Group, Inc.                                     2,500             87
   W. Holding Co., Inc.                                              25,353            474
   Washington Trust Bancorp, Inc.                                     4,600            121
   Wayne Bancorp Inc. of Ohio                                         2,205             52
   WesBanco, Inc.                                                     6,300            191
   West Bancorp                                                       5,700             96
   West Coast Bancorp of Oregon                                       5,600            127
   Western Sierra Bancorp *                                           1,350             59
   Wintrust Financial Corp.                                           7,200           $350
   Yadkin Valley Bank and Trust Co.                                   2,800             47
   Yardville National Bancorp                                         2,900             72
------------------------------------------------------------------------------------------
                                                                                    28,459
------------------------------------------------------------------------------------------
BEVERAGES - 0.1%
   Boston Beer Co., Inc., Class A *                                   2,400             44
   Coca-Cola Bottling Co. Consolidated                                1,627             83
   Farmer Bros. Co.                                                     240             87
   Green Mountain Coffee, Inc. *                                      1,200             24
   Overland Beverage Distributing *                                      20              -
   Peet's Coffee & Tea, Inc. *                                        4,800            102
   Robert Mondavi (The) Corp., Class A *                              3,400            129
------------------------------------------------------------------------------------------
                                                                                       469
------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.1%
   Aclara BioSciences, Inc. *                                         8,600             34
   Aksys Ltd. *                                                      11,000             71
   Alexion Pharmaceuticals, Inc. *                                    7,200            171
   Aphton Corp. *                                                    10,700             50
   Applera Corp. - Celera Genomics Group *                           26,000            377
   Arena Pharmaceuticals, Inc. *                                      8,100             53
   Ariad Pharmaceuticals, Inc. *                                     16,000            151
   Avant Immunotherapeutics, Inc. *                                  27,500             69
   Cambrex Corp.                                                      6,800            183
   Cell Genesys, Inc. *                                              12,900            155
   Ciphergen Biosystems, Inc. *                                       8,000             67
   CryoLife, Inc. *                                                   7,550             45
   CuraGen Corp. *                                                   15,100             94
   Decode Genetics, Inc. *                                           17,300            183
   Digene Corp. *                                                     4,600            158
   Diversa Corp. *                                                    6,900             61
   Encysive Pharmaceuticals, Inc. *                                  20,000            206
   Enzo Biochem, Inc. *                                               7,912            133
   Enzon Pharmaceuticals, Inc. *                                     15,300            236
   Exact Sciences Corp. *                                             8,600             67
   Exelixis, Inc. *                                                  17,300            148
   Gene Logic, Inc. *                                                11,000             56
   Genencor International, Inc. *                                     3,000             40
   Geron Corp. *                                                     15,100            142
   GTC Biotherapeutics, Inc. *                                       12,300             27
   Immunogen, Inc. *                                                 14,300             96
   Immunomedics, Inc. *                                              17,500             71
   Incyte Corp. *                                                    26,600            221

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 54 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
BIOTECHNOLOGY - 2.1% - (CONTINUED)
   Integra LifeSciences Holdings Corp. *                              6,600           $202
   InterMune, Inc. *                                                  8,800            171
   Interpore International *                                          6,400             92
   Kosan Biosciences, Inc. *                                          6,200             66
   Lexicon Genetics, Inc. *                                          13,200             83
   Martek Biosciences Corp. *                                         9,200            524
   Maxygen, Inc. *                                                    8,000             76
   Myriad Genetics, Inc. *                                            9,500            154
   Nektar Therapeutics *                                             21,300            460
   Neose Technologies, Inc. *                                         4,900             46
   Peregrine Pharmaceuticals, Inc. *                                 39,700             97
   Praecis Pharmaceuticals, Inc. *                                   18,600            110
   Regeneration Technologies, Inc. *                                  9,900            112
   Regeneron Pharmaceuticals, Inc. *                                 12,100            164
   Repligen Corp. *                                                  14,100             43
   Savient Pharmaceuticals, Inc. *                                   23,400             89
   Seattle Genetics, Inc. *                                          11,600             98
   Serologicals Corp. *                                               8,300            169
   Sirna Therapeutics, Inc. *                                         2,500             10
   SuperGen, Inc. *                                                  12,000            154
   Telik, Inc. *                                                     14,000            376
   Third Wave Technologies, Inc. *                                    8,500             39
   Transkaryotic Therapies, Inc. *                                   10,700            184
   Vertex Pharmaceuticals, Inc. *                                    27,400            258
------------------------------------------------------------------------------------------
                                                                                     7,142
------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.9%
   Aaon, Inc. *                                                       3,400             67
   Apogee Enterprises, Inc.                                           8,200            101
   Drew Industries, Inc. *                                            2,200             77
   Eagle Materials, Inc.                                              6,700            394
   ElkCorp                                                            6,907            187
   Genlyte Group, Inc. *                                              4,300            241
   Lennox International, Inc.                                        15,900            295
   LSI Industries, Inc.                                               6,312             77
   NCI Building Systems, Inc. *                                       6,600            155
   Simpson Manufacturing Co., Inc.                                    5,300            260
   Texas Industries, Inc.                                             7,700            278
   Trex Co., Inc. *                                                   2,800             96
   Universal Forest Products, Inc.                                    6,000            185
   USG Corp. *                                                       12,900            226
   York International Corp.                                          14,400            566
------------------------------------------------------------------------------------------
                                                                                     3,205
------------------------------------------------------------------------------------------
CHEMICALS - 2.2%
   Aceto Corp.                                                        5,950            $93
   Albemarle Corp.                                                   11,600            336
   Arch Chemicals, Inc.                                               7,300            206
   Cabot Microelectronics Corp. *                                     6,600            279
   Crompton Corp.                                                    41,810            267
   Ethyl Corp. *                                                      5,100            101
   Ferro Corp.                                                       13,250            347
   FMC Corp. *                                                       12,500            535
   Fuller (H.B.) Co.                                                 11,000            313
   Georgia Gulf Corp.                                                 9,800            296
   Grace (W.R.) & Co. *                                              23,000             72
   Great Lakes Chemical Corp.                                        13,500            322
   Hercules, Inc. *                                                  34,100            391
   IMC Global, Inc.                                                  39,500            565
   Kronos Worldwide, Inc.                                             1,319             40
   MacDermid, Inc.                                                    9,400            331
   Millennium Chemicals, Inc. *                                      23,300            348
   Minerals Technologies, Inc.                                        6,100            348
   NL Industries, Inc.                                                2,600             36
   Octel Corp.                                                        3,500            105
   Olin Corp.                                                        22,500            402
   OM Group, Inc. *                                                  10,200            310
   Omnova Solutions, Inc. *                                          11,600             61
   PolyOne Corp. *                                                   32,200            214
   Quaker Chemical Corp.                                              2,800             71
   Schulman (A.), Inc.                                               12,000            236
   Sensient Technologies Corp.                                       14,800            276
   Spartech Corp.                                                     8,100            202
   Stepan Co.                                                         1,800             41
   Symyx Technologies, Inc. *                                         8,100            232
   Valhi, Inc.                                                        9,360            118
   Wellman, Inc.                                                     13,700            114
------------------------------------------------------------------------------------------
                                                                                     7,608
------------------------------------------------------------------------------------------
COAL - 0.3%
   Arch Coal, Inc.                                                   16,700            524
   Massey Energy Co.                                                 22,200            490
   Westmoreland Coal Co. *                                            2,200             41
------------------------------------------------------------------------------------------
                                                                                     1,055
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.0%
   Aaron Rents, Inc.                                                  8,400            209
   ABM Industries, Inc.                                              13,248            238
   Administaff, Inc. *                                                6,900            120

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 55 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
COMMERCIAL SERVICES - 4.0% - (CONTINUED)
   Advisory Board (The) Co. *                                         4,100           $150
   Albany Molecular Research, Inc. *                                 11,300            180
   Alderwoods Group, Inc. *                                          13,100            136
   AMN Healthcare Services, Inc. *                                    4,700             86
   Arbitron, Inc. *                                                  10,900            439
   Bankrate, Inc. *                                                   2,000             40
   Banta Corp.                                                        8,950            414
   Bowne & Co., Inc.                                                 12,400            212
   Bright Horizons Family Solutions, Inc. *                           4,200            198
   CDI Corp.                                                          4,300            139
   Central Parking Corp.                                              6,350            128
   Century Business Services, Inc. *                                 25,600            126
   Charles River Associates, Inc. *                                   2,800             92
   Clark, Inc. *                                                      5,600             95
   Coinstar, Inc. *                                                   7,900            125
   Consolidated Graphics, Inc. *                                      3,900            150
   Cornell Cos., Inc. *                                               4,300             50
   Corrections Corp. of America *                                    12,510            445
   Corvel Corp. *                                                     2,250             81
   CoStar Group, Inc. *                                               5,800            214
   CPI Corp.                                                          2,900             55
   Cross Country Healthcare, Inc. *                                   8,200            137
   Dollar Thrifty Automotive Group *                                  9,100            230
   Electro Rent Corp. *                                               5,874             59
   Euronet Worldwide, Inc. *                                          6,700            127
   Exult, Inc. *                                                     12,300             77
   First Consulting Group, Inc. *                                     6,800             43
   Forrester Research, Inc. *                                         4,900             93
   FTI Consulting, Inc. *                                            14,425            240
   Gartner, Inc., Class A *                                          27,700            323
   Geo Group, Inc. *                                                  3,300             76
   Gevity HR, Inc.                                                    5,100            149
   Healthcare Services Group                                          4,950             81
   Heidrick & Struggles International, Inc. *                         5,700            136
   Hooper Holmes, Inc.                                               20,000            125
   Hudson Highland Group, Inc. *                                      3,400             95
   ICT Group, Inc. *                                                  1,900             25
   Insurance Auto Auctions, Inc. *                                    3,100             45
   Integrated Electrical Services, Inc. *                            11,200            126
   iPayment, Inc. *                                                   2,500             83
   Kelly Services, Inc., Class A                                      7,000            207
   Korn/Ferry International *                                        11,200            179
   Kroll, Inc. *                                                     13,100           $352
   Labor Ready, Inc. *                                               14,100            191
   Landauer, Inc.                                                     3,000            126
   Learning Tree International, Inc. *                                3,200             51
   Mail-Well, Inc. *                                                 10,700             48
   MAXIMUS, Inc. *                                                    5,500            193
   McGrath Rentcorp                                                   2,632             80
   Medical Staffing Network Holdings, Inc. *                          3,800             30
   MedQuist, Inc. *                                                   3,605             57
   Memberworks, Inc. *                                                2,900            101
   Midas, Inc. *                                                      5,000             97
   Monro Muffler, Inc. *                                              3,300             83
   MPS Group, Inc. *                                                 33,900            377
   National Processing, Inc. *                                        2,700             51
   Navigant Consulting, Inc. *                                       16,000            324
   NCO Group, Inc. *                                                  7,350            172
   Newtek Business Services, Inc. *                                     800              4
   Parexel International Corp. *                                      9,000            161
   PDI, Inc. *                                                        2,400             61
   Plexus Corp. *                                                    14,100            251
   Pre-Paid Legal Services, Inc. *                                    6,300            154
   PRG-Schultz International, Inc. *                                 15,350             68
   Princeton Review, Inc. *                                           5,600             48
   Quanta Services, Inc. *                                           25,800            183
   Rent-Way, Inc. *                                                   7,387             65
   Resources Connection, Inc. *                                       6,900            304
   Rewards Network, Inc. *                                            9,600             96
   Rollins, Inc.                                                      7,300            188
   Roto-Rooter, Inc.                                                  4,100            207
   SFBC International, Inc. *                                         3,100             92
   SM&A *                                                             6,000             66
   Sotheby's Holdings, Inc., Class A *                               16,500            212
   Source Interlink Cos., Inc. *                                      5,400             68
   SOURCECORP, Inc. *                                                 5,400            143
   Spherion Corp. *                                                  20,830            213
   Startek, Inc.                                                      3,700            134
   Stewart Enterprises, Inc., Class A *                              34,000            247
   Strayer Education, Inc.                                            3,900            456
   Sylvan Learning Systems, Inc. *                                   13,300            467
   TeleTech Holdings, Inc. *                                         12,200             76
   United Rentals, Inc. *                                            19,500            347
   Volt Information Sciences, Inc. *                                  2,750             67

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 56 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
COMMERCIAL SERVICES - 4.0% - (CONTINUED)
   Watson Wyatt & Co. Holdings *                                     13,100           $331
   Wireless Facilities, Inc. *                                       11,300            124
------------------------------------------------------------------------------------------
                                                                                    13,944
------------------------------------------------------------------------------------------
COMPUTERS - 2.6%
   ActivCard Corp. *                                                 15,300             99
   Advanced Digital Information Corp. *                              22,100            251
   AGILYSYS, Inc.                                                     9,887            118
   Ansoft Corp. *                                                     2,400             35
   Anteon International Corp. *                                       6,900            199
   CACI International, Inc., Class A *                               10,300            443
   Catapult Communications Corp. *                                    2,000             36
   CIBER, Inc. *                                                     17,800            196
   Compucom Systems, Inc. *                                           8,500             47
   Computer Horizons Corp. *                                         10,600             46
   Cray, Inc. *                                                      25,200            167
   Cyberguard Corp. *                                                 5,400             53
   Digimarc Corp. *                                                   5,100             63
   Dot Hill Systems Corp. *                                          12,600            126
   Drexler Technology Corp. *                                         4,200             58
   Echelon Corp. *                                                   10,000            113
   Electronics for Imaging, Inc. *                                   16,200            398
   Gateway, Inc. *                                                   78,500            414
   Hutchinson Technology, Inc. *                                      8,015            225
   iGate Corp. *                                                      7,100             49
   InFocus Corp. *                                                   13,800            129
   Integral Systems, Inc. of Maryland *                               3,400             65
   Intergraph Corp. *                                                13,300            322
   InterVoice, Inc. *                                                12,500            211
   Iomega Corp. *                                                    21,380            120
   Komag, Inc. *                                                     10,000            184
   Kronos, Inc. *                                                    10,618            345
   Lexar Media, Inc. *                                               21,600            358
   Magma Design Automation, Inc. *                                    7,700            161
   Manhattan Associates, Inc. *                                       7,700            214
   Mentor Graphics Corp. *                                           24,600            438
   Mercury Computer Systems, Inc. *                                   7,500            191
   Micros Systems, Inc. *                                             6,600            298
   MTS Systems Corp.                                                  7,700            213
   Nassda Corp. *                                                     4,800             33
   Neoware Systems, Inc. *                                            6,600             68
   Netscout Systems, Inc. *                                           6,800             52
   NYFIX, Inc. *                                                      9,200             47
   Overland Storage, Inc. *                                           4,100            $69
   PalmOne, Inc. *                                                   13,651            292
   PEC Solutions, Inc. *                                              3,000             40
   Perot Systems Corp., Class A *                                    27,600            367
   Pomeroy IT Solutions, Inc. *                                       3,400             49
   Quantum Corp. *                                                   50,000            185
   Radiant Systems, Inc. *                                            5,950             36
   Radisys Corp. *                                                    6,700            140
   Sigma Designs, Inc. *                                              7,900             57
   Silicon Graphics, Inc. *                                          75,300            191
   Silicon Storage Technology, Inc. *                                28,700            371
   SimpleTech, Inc. *                                                 5,400             26
   SRA International, Inc., Class A *                                 3,000            111
   Stratasys, Inc. *                                                  3,050             58
   SYKES Enterprises, Inc. *                                          8,400             50
   Synaptics, Inc. *                                                  6,000            105
   Synplicity, Inc. *                                                 4,300             31
   Syntel, Inc.                                                       2,200             61
   Talx Corp.                                                         5,570            122
   Tier Technologies, Inc., Class B *                                 6,400             68
   Tyler Technologies, Inc. *                                        14,200            138
------------------------------------------------------------------------------------------
                                                                                     9,152
------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.1%
   Chattem, Inc. *                                                    5,900            153
   DEL Laboratories, Inc. *                                           1,649             55
   Elizabeth Arden, Inc. *                                            6,500            137
   Inter Parfums, Inc.                                                1,200             28
------------------------------------------------------------------------------------------
                                                                                       373
------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.8%
   Advanced Marketing Services, Inc.                                  7,450             74
   Aviall, Inc. *                                                    11,200            170
   Building Material Holding Corp.                                    4,300             75
   Central European Distribution Corp. *                              3,000             97
   Handleman Co.                                                      8,900            213
   Hughes Supply, Inc.                                               10,975            575
   Owens & Minor, Inc.                                               12,762            323
   Scansource, Inc. *                                                 3,800            182
   SCP Pool Corp. *                                                  11,525            429
   United Stationers, Inc. *                                         11,300            476
   Watsco, Inc.                                                       7,850            228
   WESCO International, Inc. *                                        5,700             85
------------------------------------------------------------------------------------------
                                                                                     2,927
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 57 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 1.3%
   Accredited Home Lenders Holding Co. *                              4,100           $162
   Advanta Corp., Class B                                             7,200            120
   Affiliated Managers Group, Inc. *                                 10,550            576
   Bay View Capital Corp. *                                          22,542             50
   CharterMac                                                        16,400            406
   Cityscape Financial Corp. *                                        3,800              -
   CompuCredit Corp. *                                                5,600            118
   Credit Acceptance Corp. *                                          4,700             89
   eSPEED, Inc., Class A *                                            8,600            180
   Federal Agricultural Mortgage Corp., Class C *                     3,400             89
   Financial Federal Corp. *                                          5,200            174
   First Albany Cos., Inc.                                            2,600             36
   Gabelli Asset Management, Inc., Class A *                          2,400             97
   Investment Technology Group, Inc. *                               16,000            245
   Knight Trading Group, Inc. *                                      26,700            338
   Metris Cos., Inc.                                                 10,500             84
   New Century Financial Corp.                                        9,900            481
   Portfolio Recovery Associates, Inc. *                              4,500            121
   Sanders Morris Harris Group, Inc.                                  3,800             45
   Saxon Capital, Inc. *                                             10,000            284
   SWS Group, Inc.                                                    6,177            111
   Westcorp                                                           5,481            242
   WFS Financial, Inc. *                                              4,300            186
   World Acceptance Corp. *                                           6,700            131
------------------------------------------------------------------------------------------
                                                                                     4,365
------------------------------------------------------------------------------------------
ELECTRIC - 1.6%
   Allegheny Energy, Inc. *                                          46,900            643
   Avista Corp.                                                      17,000            322
   Black Hills Corp.                                                 11,300            360
   Central Vermont Public Service Corp.                               4,200             95
   CH Energy Group, Inc.                                              5,100            250
   Cleco Corp.                                                       16,100            306
   CMS Energy Corp. *                                                54,500            488
   El Paso Electric Co. *                                            20,400            282
   Empire District Electric (The) Co.                                 8,000            181
   Idacorp, Inc.                                                     14,200            425
   MGE Energy, Inc.                                                   6,225            192
   Otter Tail Corp.                                                   9,200            243
   PNM Resources, Inc.                                               14,400            433
   Sierra Pacific Resources *                                        41,688            308
   UIL Holdings Corp.                                                 5,000            241
   Unisource Energy Corp.                                            10,820            266
   Westar Energy, Inc.                                               24,600           $516
------------------------------------------------------------------------------------------
                                                                                     5,551
------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
   Advanced Energy Industries, Inc. *                                 6,200            126
   Artesyn Technologies, Inc. *                                      12,691            121
   Belden, Inc.                                                       7,900            150
   C&D Technologies, Inc.                                             7,200            120
   Encore Wire Corp. *                                                3,800            142
   Energy Conversion Devices, Inc. *                                  6,000             59
   General Cable Corp. *                                             12,600             93
   GrafTech International Ltd. *                                     31,200            467
   Intermagnetics General Corp. *                                     6,662            177
   Littelfuse, Inc. *                                                 7,000            260
   Medis Technologies Ltd. *                                          4,096             54
   Powell Industries, Inc. *                                          2,300             41
   Power-One, Inc. *                                                 22,600            250
   Rayovac Corp. *                                                   11,500            329
   Research Frontiers, Inc. *                                         3,500             34
   Superconductor Technologies, Inc. *                               19,700             45
   Universal Display Corp. *                                          5,900             76
   Valence Technology, Inc. *                                        20,000             89
   Vicor Corp. *                                                      6,800             83
   Wilson Greatbatch Technologies, Inc. *                             7,000            254
------------------------------------------------------------------------------------------
                                                                                     2,970
------------------------------------------------------------------------------------------
ELECTRONICS - 2.6%
   Analogic Corp.                                                     2,900            132
   BEI Technologies, Inc.                                             4,100             92
   Bel Fuse, Inc., Class B                                            3,600            118
   Benchmark Electronics, Inc. *                                     14,950            471
   Brady Corp., Class A                                               6,569            250
   Checkpoint Systems, Inc. *                                        11,800            223
   Coherent, Inc. *                                                  10,700            281
   CTS Corp.                                                         12,480            163
   Cubic Corp.                                                        6,200            161
   Cymer, Inc. *                                                     13,200            510
   Daktronics, Inc. *                                                 5,900            133
   Dionex Corp. *                                                     6,000            317
   Electro Scientific Industries, Inc. *                             10,100            238
   Excel Technology, Inc. *                                           3,200            101
   Fargo Electronics, Inc. *                                          5,700             64
   FEI Co. *                                                          9,000            197
   Flir Systems, Inc. *                                              11,400            435

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 58 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
ELECTRONICS - 2.6% - (CONTINUED)
   Identix, Inc. *                                                   33,400           $193
   II-VI, Inc. *                                                      3,800             93
   Innovex, Inc. *                                                    6,700             45
   Invision Technologies, Inc. *                                      6,300            313
   Itron, Inc. *                                                      7,500            140
   Keithley Instruments, Inc.                                         4,300             89
   Kemet Corp. *                                                     31,000            444
   Methode Electronics, Inc.                                         13,742            177
   Metrologic Instruments, Inc. *                                     2,800             65
   Molecular Devices Corp. *                                          4,800             90
   OSI Systems, Inc. *                                                4,500             90
   Park Electrochemical Corp.                                         6,100            154
   Paxar Corp. *                                                      9,820            145
   Pemstar, Inc. *                                                   10,300             38
   Photon Dynamics, Inc. *                                            5,600            183
   Planar Systems, Inc. *                                             5,100             73
   Rofin-Sinar Technologies, Inc. *                                   4,900            146
   Rogers Corp. *                                                     6,200            331
   SAFLINK Corp. *                                                   11,700             36
   SBS Technologies, Inc. *                                           5,200             80
   Sonic Solutions, Inc. *                                            5,300            100
   Stoneridge, Inc. *                                                 4,500             65
   Sypris Solutions, Inc.                                             1,900             32
   Technitrol, Inc. *                                                14,100            265
   Thomas & Betts Corp. *                                            16,300            356
   Trimble Navigation Ltd. *                                         18,150            416
   TTM Technologies, Inc. *                                           7,100             87
   Varian, Inc. *                                                    10,700            430
   Watts Industries, Inc., Class A                                    4,000             94
   Woodhead Industries, Inc.                                          3,500             52
   Woodward Governor Co.                                              3,100            198
   X-Rite, Inc.                                                       7,100            106
   Zygo Corp. *                                                       6,600            103
------------------------------------------------------------------------------------------
                                                                                     9,115
------------------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES - 0.2%
   FuelCell Energy, Inc. *                                           14,400            195
   Headwaters, Inc. *                                                11,200            287
   KFX, Inc. *                                                       11,800            123
   Plug Power, Inc. *                                                10,400             80
------------------------------------------------------------------------------------------
                                                                                       685
------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.5%
   Dycom Industries, Inc. *                                          17,100            454
   EMCOR Group, Inc. *                                                4,600           $169
   Granite Construction, Inc.                                        11,962            284
   Insituform Technologies, Inc., Class A *                           9,600            150
   Perini Corp. *                                                     5,800             91
   URS Corp.*                                                         6,100            176
   Washington Group International, Inc. *                             9,100            333
------------------------------------------------------------------------------------------
                                                                                     1,657
------------------------------------------------------------------------------------------
ENTERTAINMENT - 1.0%
   Alliance Gaming Corp. *                                           18,100            582
   AMC Entertainment, Inc. *                                         11,000            169
   Argosy Gaming Co. *                                                8,000            284
   Churchill Downs, Inc.                                              2,100             81
   Dover Downs Gaming & Entertainment, Inc.                           2,930             31
   Gaylord Entertainment Co. *                                        4,600            142
   Isle of Capri Casinos, Inc. *                                      5,900            148
   Macrovision Corp. *                                               14,600            273
   Magna Entertainment Corp., Class A *                              18,400            111
   Penn National Gaming, Inc. *                                      11,600            334
   Pinnacle Entertainment, Inc. *                                     9,500            131
   Scientific Games Corp., Class A *                                 18,100            339
   Shuffle Master, Inc. *                                             6,400            297
   Six Flags, Inc. *                                                 35,500            279
   Speedway Motorsports, Inc.                                         5,000            152
   Steinway Musical Instruments *                                     1,600             51
   Vail Resorts, Inc. *                                               8,100            128
------------------------------------------------------------------------------------------
                                                                                     3,532
------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.5%
   BHA Group Holdings, Inc.                                           1,400             42
   Calgon Carbon Corp.                                               12,000             92
   Casella Waste Systems, Inc., Class A *                             4,500             65
   Clean Harbors, Inc. *                                              4,800             36
   Darling International, Inc. *                                     20,000             68
   Duratek, Inc. *                                                    2,700             43
   Gundle/SLT Environmental, Inc. *                                   1,900             35
   Ionics, Inc. *                                                     7,600            216
   Mine Safety Appliances Co.                                         6,600            187
   Tetra Tech, Inc. *                                                18,391            395
   TRC Cos., Inc. *                                                   4,150             78
   Waste Connections, Inc. *                                         10,300            410
------------------------------------------------------------------------------------------
                                                                                     1,667
------------------------------------------------------------------------------------------
FOOD - 1.2%
   American Italian Pasta Co., Class A                                5,300            212

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 59 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
FOOD - 1.2% - (CONTINUED)
   Arden Group, Inc., Class A                                           500            $38
   Chiquita Brands International, Inc. *                             12,500            261
   Corn Products International, Inc.                                 13,100            524
   Flowers Foods, Inc.                                               11,150            293
   Great Atlantic & Pacific Tea Co. *                                 6,400             50
   Hain Celestial Group, Inc. *                                       8,700            192
   Ingles Markets, Inc., Class A                                      3,000             32
   International Multifoods Corp. *                                   6,300            156
   Interstate Bakeries *                                             15,900            181
   J & J Snack Foods Corp. *                                          2,200             99
   Lance, Inc.                                                        8,800            144
   M & F Worldwide Corp. *                                            3,600             49
   Nash Finch Co.                                                     4,100             97
   Pathmark Stores, Inc. *                                           12,700            101
   Pilgrims Pride Corp.                                              10,000            224
   Ralcorp Holdings, Inc. *                                          10,300            313
   Riviana Foods, Inc.                                                2,100             59
   Ruddick Corp.                                                     11,700            237
   Sanderson Farms, Inc.                                              2,900            107
   Sanfilippo (John B.) & Son *                                       2,000             73
   Seaboard Corp.                                                       120             40
   United Natural Foods, Inc. *                                       7,200            346
   Weis Markets, Inc.                                                 4,000            135
   Wild Oats Markets, Inc. *                                          9,250            109
------------------------------------------------------------------------------------------
                                                                                     4,072
------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.8%
   Buckeye Technologies, Inc. *                                       9,400             97
   Caraustar Industries, Inc. *                                      11,000            128
   Deltic Timber Corp.                                                3,400            121
   Glatfelter Co.                                                    11,300            127
   Longview Fibre Co. *                                              17,900            200
   Louisiana-Pacific Corp.                                           38,100            983
   Pope & Talbot, Inc.                                                6,900            119
   Potlatch Corp.                                                     9,700            395
   Rock-Tenn Co., Class A                                             8,540            123
   Schweitzer-Mauduit International, Inc.                             5,200            168
   Wausau-Mosinee Paper Corp.                                        12,942            182
------------------------------------------------------------------------------------------
                                                                                     2,643
------------------------------------------------------------------------------------------
GAS - 0.9%
   Atmos Energy Corp.                                                18,322            469
   Cascade Natural Gas Corp.                                          4,100             89
   Chesapeake Utilities Corp.                                         2,100             54
   Energen Corp.                                                     12,700           $524
   EnergySouth, Inc.                                                  1,500             52
   Laclede Group (The), Inc.                                          6,700            203
   New Jersey Resources Corp.                                         9,850            372
   Northwest Natural Gas Co.                                          9,050            283
   NUI Corp.                                                          7,200            122
   SEMCO Energy, Inc.                                                 9,975             56
   South Jersey Industries, Inc.                                      4,413            181
   Southern Union Co. *                                              19,549            370
   Southwest Gas Corp.                                               12,400            290
------------------------------------------------------------------------------------------
                                                                                     3,065
------------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.4%
   Baldor Electric Co.                                               11,253            259
   Franklin Electric Co., Inc.                                        2,300            146
   Kennametal, Inc.                                                  12,200            503
   Lincoln Electric Holdings, Inc.                                   11,700            329
   Milacron, Inc.                                                    12,300             43
   Regal-Beloit Corp.                                                 8,300            166
------------------------------------------------------------------------------------------
                                                                                     1,446
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 4.3%
   Advanced Medical Optics, Inc. *                                   10,200            249
   Advanced Neuromodulation Systems, Inc. *                           6,950            251
   Alaris Medical, Inc. *                                             6,200            116
   Align Technology, Inc. *                                          16,400            312
   American Medical Systems Holdings, Inc. *                          7,500            199
   Arrow International, Inc.                                          8,100            242
   Arthrocare Corp. *                                                 7,100            164
   Aspect Medical Systems, Inc. *                                     3,300             49
   Biolase Technology, Inc. *                                         7,300            128
   Biosite, Inc. *                                                    3,900            125
   BioVeris Corp. *                                                   7,300             86
   Bruker BioSciences Corp. *                                         7,164             36
   Candela Corp. *                                                    6,000             82
   Cantel Medical Corp. *                                             2,400             43
   Cardiac Science, Inc. *                                           21,700             95
   Cardiodynamics International Corp. *                              11,700             74
   Cepheid, Inc. *                                                   12,400            115
   Cerus Corp. *                                                      8,100             27
   Cholestech Corp. *                                                 4,800             42
   Closure Medical Corp. *                                            2,400             66
   Columbia Laboratories, Inc. *                                     11,600             57
   Conceptus, Inc. *                                                  6,400             76

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 60 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
HEALTHCARE - PRODUCTS - 4.3% - (CONTINUED)
   Conmed Corp. *                                                    10,225           $302
   Cooper Cos., Inc.                                                 11,800            637
   CTI Molecular Imaging, Inc. *                                      8,500            124
   Cyberonics, Inc. *                                                 7,400            177
   Cytyc Corp. *                                                     40,800            908
   Dade Behring Holdings, Inc. *                                     14,600            649
   Datascope Corp. *                                                  3,700            130
   Diagnostic Products Corp. *                                        7,200            312
   DJ Orthopedics, Inc. *                                             2,300             59
   EPIX Medical, Inc. *                                               6,700            139
   Exactech, Inc. *                                                   2,100             39
   Gen-Probe, Inc. *                                                 17,300            578
   Haemonetics Corp. *                                                5,600            176
   Hanger Orthopedic Group, Inc. *                                    7,300            132
   Hologic, Inc. *                                                    8,100            164
   ICU Medical, Inc. *                                                4,100            125
   Immucor, Inc. *                                                    6,750            122
   Inamed Corp. *                                                    10,000            533
   Intuitive Surgical, Inc. *                                         9,500            161
   Invacare Corp.                                                    10,212            461
   Inverness Medical Innovations, Inc. *                              4,000             73
   Kensey Nash Corp. *                                                3,500             86
   Kyphon, Inc. *                                                     7,000            167
   Laserscope *                                                       6,200            123
   Lifeline Systems, Inc. *                                           3,400             64
   Luminex Corp. *                                                    7,400             67
   Medical Action Industries, Inc. *                                  2,700             55
   Mentor Corp.                                                      14,100            424
   Meridian Bioscience, Inc.                                          3,500             36
   Merit Medical Systems, Inc. *                                      8,967            194
   Novoste Corp. *                                                    5,800             20
   Oakley, Inc.                                                       8,800            131
   Ocular Sciences, Inc. *                                            6,500            189
   OraSure Technologies, Inc. *                                      12,800            133
   Orthologic Corp. *                                                14,200            110
   Osteotech, Inc. *                                                  7,300             47
   Palatin Technologies, Inc. *                                      20,000             83
   PolyMedica Corp.                                                   6,500            174
   Possis Medical, Inc. *                                             6,000            169
   PSS World Medical, Inc. *                                         24,950            279
   Quidel Corp. *                                                    11,200             74
   Sola International, Inc. *                                        10,100            235
   SonoSite, Inc. *                                                   5,000           $107
   Staar Surgical Co. *                                               8,200             74
   SurModics, Inc. *                                                  5,900            117
   Sybron Dental Specialties, Inc. *                                 13,600            371
   Synovis Life Technologies, Inc. *                                  4,300             61
   Techne Corp. *                                                    15,500            633
   Therasense, Inc. *                                                 8,900            240
   Thoratec Corp. *                                                  17,385            217
   TriPath Imaging, Inc. *                                            9,200             84
   Ventana Medical Systems, Inc. *                                    5,000            205
   Viasys Healthcare, Inc. *                                         10,500            238
   Visx, Inc. *                                                      13,400            262
   Vital Images, Inc. *                                               4,200             42
   Vital Signs, Inc.                                                  2,900             98
   West Pharmaceutical Services, Inc.                                 3,776            141
   Wright Medical Group, Inc. *                                       6,500            200
   Young Innovations, Inc. *                                          1,400             49
   Zoll Medical Corp. *                                               3,000            120
------------------------------------------------------------------------------------------
                                                                                    14,754
------------------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.9%
   American Healthways, Inc. *                                        9,600            234
   American Medical Security Group, Inc. *                            4,000            107
   AMERIGROUP Corp. *                                                 8,400            384
   Amsurg Corp. *                                                    10,300            234
   Beverly Enterprises, Inc. *                                       32,600            209
   Centene Corp. *                                                    6,500            199
   Chronimed, Inc. *                                                  4,500             35
   Covance, Inc. *                                                   22,100            761
   Curative Health Services, Inc. *                                   3,900             52
   Dynacq Healthcare, Inc., *                                         2,718             14
   Genesis HealthCare Corp. *                                         5,050            123
   Gentiva Health Services, Inc. *                                    8,800            136
   Inveresk Research Group, Inc. *                                   10,700            304
   Kindred Healthcare, Inc. *                                         4,300            216
   LabOne, Inc. *                                                     3,500            106
   LifePoint Hospitals, Inc. *                                       13,500            437
   Matria Healthcare, Inc. *                                          3,300             84
   National Healthcare Corp. *                                        2,300             60
   Odyssey HealthCare, Inc. *                                        11,775            222
   Option Care, Inc. *                                                4,500             51
   Orthodontic Centers of America, Inc. *                            18,300            145
   Pediatrix Medical Group, Inc. *                                    8,500            536

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 61 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
HEALTHCARE - SERVICES - 1.9% - (CONTINUED)
   Province Healthcare Co. *                                         16,150           $257
   RehabCare Group, Inc. *                                            6,700            133
   Select Medical Corp.                                              17,200            287
   Sierra Health Services *                                           8,200            298
   Specialty Laboratories *                                           2,500             27
   Sunrise Senior Living, Inc. *                                      5,400            194
   U.S. Physical Therapy, Inc. *                                      4,200             58
   United Surgical Partners International, Inc. *                     6,300            214
   US Oncology, Inc. *                                               23,506            347
   VistaCare, Inc., Class A *                                         4,700            127
------------------------------------------------------------------------------------------
                                                                                     6,591
------------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.1%
   Resource America, Inc., Class A                                    5,200             96
   Walter Industries, Inc.                                           11,700            140
------------------------------------------------------------------------------------------
                                                                                       236
------------------------------------------------------------------------------------------
HOME BUILDERS - 1.1%
   Beazer Homes USA, Inc.                                             4,650            492
   Brookfield Homes Corp.                                             5,500            193
   Champion Enterprises, Inc. *                                      22,508            239
   Coachmen Industries, Inc.                                          4,900             82
   Dominion Homes, Inc. *                                             1,300             49
   Fleetwood Enterprises, Inc. *                                     13,200            162
   Levitt Corp., Class A                                              4,800            118
   M/I Homes, Inc.                                                    4,000            189
   Meritage Corp. *                                                   3,300            245
   Modtech Holdings, Inc. *                                           2,800             21
   Monaco Coach Corp.                                                 9,200            246
   Orleans Homebuilders, Inc. *                                       1,200             29
   Palm Harbor Homes, Inc. *                                          6,012            126
   Skyline Corp.                                                      2,100             81
   Standard-Pacific Corp.                                            12,200            732
   Technical Olympic USA, Inc. *                                      1,800             58
   WCI Communities, Inc. *                                            6,200            155
   William Lyon Homes, Inc. *                                         1,500            140
   Winnebago Industries, Inc.                                         8,600            268
------------------------------------------------------------------------------------------
                                                                                     3,625
------------------------------------------------------------------------------------------
   HOME FURNISHINGS - 0.2%
   American Woodmark Corp.                                            2,000            133
   Applica, Inc. *                                                    6,853             77
   Bassett Furniture Industries, Inc.                                 3,500             69
   Emerson Radio Corp. *                                              5,900             22
   Hooker Furniture Corp.                                             2,200             51
   Kimball International, Inc., Class B                               7,800           $122
   Stanley Furniture Co., Inc.                                        1,900             74
   TiVo, Inc. *                                                      14,700            131
   Universal Electronics, Inc. *                                      4,900             65
------------------------------------------------------------------------------------------
                                                                                       744
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.9%
   American Greetings Corp., Class A *                               22,500            512
   Central Garden and Pet Co. *                                       5,800            209
   CSS Industries, Inc.                                               1,600             53
   Ennis Business Forms, Inc.                                         5,700             95
   Fossil, Inc. *                                                     8,750            292
   Harland (John H.) Co.                                             10,100            314
   Jarden Corp. *                                                     9,200            327
   New England Business Service, Inc.                                 3,500            119
   Playtex Products, Inc. *                                          10,600             73
   Russ Berrie & Co., Inc.                                            3,200            112
   Standard Register (The) Co.                                        4,100             66
   Tupperware Corp.                                                  19,100            340
   WD-40 Co.                                                          5,970            209
   Yankee Candle Co., Inc. *                                         10,600            292
------------------------------------------------------------------------------------------
                                                                                     3,013
------------------------------------------------------------------------------------------
HOUSEWARES - 0.2%
   Libbey, Inc.                                                       4,400            114
   National Presto Industries, Inc.                                   1,700             66
   Oneida Ltd. *                                                      5,270             13
   Toro Co.                                                           8,900            552
------------------------------------------------------------------------------------------
                                                                                       745
------------------------------------------------------------------------------------------
INSURANCE - 2.4%
   21st Century Insurance Group                                       8,200            118
   Alfa Corp.                                                        12,100            165
   Allmerica Financial Corp. *                                       19,400            670
   American Physicians Capital, Inc. *                                3,200             67
   AmerUs Group Co.                                                  14,300            577
   Argonaut Group, Inc. *                                             8,500            162
   Baldwin & Lyons, Inc., Class B                                     2,650             77
   Citizens, Inc. *                                                  10,585             79
   CNA Surety Corp. *                                                 5,600             62
   Commerce Group, Inc.                                               9,000            432
   Delphi Financial Group, Inc., Class A                              8,578            360
   Enstar Group, Inc. *                                               1,100             51
   FBL Financial Group, Inc., Class A                                 4,100            115
   Financial Industries Corp.                                         2,800             37

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 62 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
INSURANCE - 2.4% - (CONTINUED)
   Great American Financial Resources, Inc.                           2,360            $37
   Harleysville Group, Inc.                                          10,700            199
   Hilb, Rogal & Hamilton Co.                                        11,200            427
   Horace Mann Educators Corp.                                       14,000            220
   Independence Holding Co.                                           1,100             34
   Infinity Property & Casualty Corp.                                 5,300            167
   Kansas City Life Insurance Co.                                     1,300             56
   Landamerica Financial Group, Inc.                                  6,700            303
   Midland (The) Co.                                                  2,500             62
   National Western Life Insurance Co., Class A *                       800            118
   Navigators Group, Inc. *                                           1,500             43
   Ohio Casualty Corp. *                                             21,000            420
   Penn-America Group, Inc.                                           3,200             47
   Philadelphia Consolidated Holding Co. *                            6,100            354
   Phoenix Companies, Inc.                                           34,300            460
   PMA Capital Corp., Class A *                                       7,900             48
   Presidential Life Corp.                                            7,300            109
   ProAssurance Corp. *                                               8,446            296
   RLI Corp.                                                          7,326            283
   Safety Insurance Group, Inc.                                       3,300             63
   Selective Insurance Group, Inc.                                   10,600            372
   State Auto Financial Corp.                                         4,600            119
   Stewart Information Services Corp.                                 6,600            259
   Triad Guaranty, Inc. *                                             2,700            142
   UICI *                                                            14,500            214
   United Fire & Casualty Co.                                         2,500            106
   Universal American Financial Corp. *                               9,500            114
   USI Holdings Corp. *                                               8,000            118
   Zenith National Insurance Corp.                                    3,100            121
------------------------------------------------------------------------------------------
                                                                                     8,283
------------------------------------------------------------------------------------------
INTERNET - 3.6%
   1-800 Contacts, Inc. *                                             1,900             33
   1-800-FLOWERS.COM, Inc., Class A *                                 6,700             64
   Agile Software Corp. *                                            16,900            148
   Akamai Technologies, Inc. *                                       37,500            493
   Alloy, Inc. *                                                     12,400             60
   Aquantive, Inc. *                                                 14,400            138
   Ariba, Inc. *                                                     98,700            278
   AsiaInfo Holdings, Inc. *                                         10,900             71
   Ask Jeeves, Inc. *                                                13,500            482
   At Road, Inc. *                                                   10,500            129
   Autobytel.com, Inc. *                                             12,700            168
   BroadVision, Inc. *                                                9,500            $58
   Centillium Communications, Inc. *                                 11,500             52
   CMGI, Inc. *                                                     132,700            325
   CNET Networks, Inc. *                                             36,300            375
   Digital Insight Corp. *                                           10,700            222
   Digital River, Inc. *                                              9,600            225
   Digitalthink, Inc. *                                              12,600             30
   Digitas, Inc. *                                                    6,100             63
   Drugstore.com, Inc. *                                             13,100             70
   E-Loan, Inc. *                                                    16,400             51
   E.piphany, Inc. *                                                 19,700            142
   Earthlink, Inc. *                                                 43,000            381
   eCollege.com, Inc. *                                               5,800            121
   Entrust, Inc. *                                                   17,100             75
   eResearch Technology, Inc. *                                       9,650            271
   F5 Networks, Inc. *                                               10,100            342
   FindWhat.com *                                                     4,400             95
   Freemarkets, Inc. *                                               15,100            124
   GSI Commerce, Inc. *                                               5,500             56
   Harris Interactive, Inc. *                                        16,700            141
   Homestore, Inc. *                                                 34,100            144
   Infospace, Inc. *                                                  9,200            358
   Interland, Inc. *                                                  4,860             20
   Internet Security Systems, Inc. *                                 13,100            231
   Interwoven, Inc., *                                               13,900            139
   j2 Global Communications, Inc. *                                   6,500            147
   Kana Software, Inc. *                                             12,000             54
   Keynote Systems, Inc. *                                            5,500             71
   Lionbridge Technologies *                                         12,900            125
   LookSmart Ltd. *                                                  27,300             54
   Matrixone, Inc. *                                                 15,300            111
   Neoforma, Inc. *                                                   2,800             30
   Net2Phone, Inc. *                                                 11,300             59
   NetBank, Inc.                                                     16,900            206
   Netegrity, Inc. *                                                  9,350             79
   NetFlix, Inc. *                                                    8,100            276
   Netratings, Inc. *                                                 3,600             40
   NIC, Inc. *                                                       12,300             74
   Openwave Systems, Inc. *                                          22,833            305
   Opsware, Inc. *                                                   16,900            128
   Overstock.com, Inc. *                                              3,300            102
   PC-Tel, Inc. *                                                     8,600             89

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 63 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
INTERNET - 3.6% - (CONTINUED)
   Portal Software, Inc. *                                           12,020            $81
   Priceline.com, Inc. *                                              7,266            196
   Procurenet, Inc. *                                                 7,500              -
   ProQuest Co. *                                                     8,300            242
   Raindance Communications, Inc. *                                  22,100             63
   Redback Networks, Inc. *                                             741              5
   Register.com, Inc. *                                               9,900             59
   RSA Security, Inc. *                                              17,700            333
   S1 Corp. *                                                        28,300            215
   Safeguard Scientifics, Inc. *                                     42,200            157
   Sapient Corp. *                                                   27,200            164
   Secure Computing Corp. *                                          11,900            195
   Seebeyond Technology Corp. *                                      18,500             75
   Sohu.com, Inc. *                                                   6,000            149
   SonicWALL, Inc. *                                                 19,000            169
   Stamps.com, Inc. *                                                16,200             97
   Stellent, Inc. *                                                   6,300             47
   SupportSoft, Inc. *                                               10,200            112
   TheStreet.com, Inc. *                                              4,600             21
   TIBCO Software, Inc. *                                            30,900            252
   TriZetto Group, Inc. *                                            10,900             84
   United Online, Inc. *                                             15,200            253
   Valueclick, Inc. *                                                24,500            265
   Verity, Inc. *                                                     7,400            101
   Verso Technologies, Inc. *                                        46,300             77
   Vignette Corp. *                                                  79,000            164
   Vitria Technology, Inc. *                                          6,600             39
   WatchGuard Technologies, Inc. *                                   12,100             95
   WebEx Communications, Inc. *                                       8,900            265
   webMethods, Inc. *                                                16,200            152
   Websense, Inc. *                                                   6,900            204
------------------------------------------------------------------------------------------
                                                                                    12,456
------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.1%
   MCG Capital Corp.                                                  9,700            196
   Medallion Financial Corp. *                                        5,000             43
------------------------------------------------------------------------------------------
                                                                                       239
------------------------------------------------------------------------------------------
IRON/STEEL - 0.6%
   AK Steel Holding Corp. *                                          35,700            209
   Allegheny Technologies, Inc.                                      29,800            361
   Carpenter Technology Corp.                                         7,200            237
   Cleveland-Cliffs, Inc. *                                           3,300            216
   Gibraltar Steel Corp.                                              5,000            123
   Material Sciences Corp. *                                          2,800            $31
   Reliance Steel & Aluminum Co.                                      8,450            297
   Ryerson Tull, Inc.                                                 9,332            122
   Schnitzer Steel Industries, Inc., Class A                          5,400            173
   Steel Dynamics, Inc. *                                            13,800            342
------------------------------------------------------------------------------------------
                                                                                     2,111
------------------------------------------------------------------------------------------
LEISURE TIME - 0.6%
   Ambassadors Group, Inc.                                            1,800             44
   Ambassadors International, Inc.                                    2,100             27
   Arctic Cat, Inc.                                                   5,525            141
   Bally Total Fitness Holding Corp. *                               11,100             65
   Callaway Golf Co.                                                 23,700            450
   K2, Inc. *                                                         9,900            159
   Marine Products Corp.                                              3,000             42
   Multimedia Games, Inc. *                                           7,800            193
   Nautilus Group, Inc.                                              10,037            158
   Navigant International, Inc. *                                     5,700            103
   Pegasus Solutions, Inc. *                                          9,500            111
   Thor Industries, Inc.                                             12,996            349
   WMS Industries, Inc. *                                             7,800            242
------------------------------------------------------------------------------------------
                                                                                     2,084
------------------------------------------------------------------------------------------
LODGING - 0.7%
   Ameristar Casinos, Inc.                                            4,100            138
   Aztar Corp. *                                                     10,100            247
   Boca Resorts, Inc., Class A *                                      8,700            152
   Boyd Gaming Corp.                                                 11,700            268
   Choice Hotels International, Inc.                                  7,400            331
   Extended Stay America, Inc.                                       26,000            504
   La Quinta Corp. *                                                 60,500            456
   Marcus Corp.                                                       6,725            117
   MTR Gaming Group, Inc. *                                           8,100             81
   Prime Hospitality Corp. *                                         12,900            147
------------------------------------------------------------------------------------------
                                                                                     2,441
------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.4%
   Astec Industries, Inc. *                                           5,500             89
   JLG Industries, Inc.                                              15,900            227
   Joy Global, Inc.                                                  17,900            503
   Terex Corp. *                                                     15,800            584
------------------------------------------------------------------------------------------
                                                                                     1,403
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.5%
   Alamo Group, Inc.                                                  2,000             35
   Albany International Corp., Class A                                9,767            263

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 64 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
MACHINERY - DIVERSIFIED - 1.5% - (CONTINUED)
   Applied Industrial Technologies, Inc.                              6,035           $137
   Briggs & Stratton Corp.                                            7,900            533
   Cascade Corp.                                                      3,800             77
   Cognex Corp.                                                      12,300            409
   Flowserve Corp. *                                                 16,600            348
   Gardner Denver, Inc. *                                             6,750            183
   Gerber Scientific, Inc. *                                          7,300             50
   Global Power Equipment Group, Inc. *                               8,800             74
   Gorman-Rupp (The) Co.                                              2,600             67
   IDEX Corp.                                                        10,975            477
   Kadant, Inc. *                                                     4,320             90
   Lindsay Manufacturing Co.                                          4,255            102
   Manitowoc Co. (The), Inc.                                          9,650            285
   NACCO Industries, Inc., Class A                                    1,600            132
   Nordson Corp.                                                      9,900            371
   Presstek, Inc. *                                                  10,900            119
   Robbins & Myers, Inc.                                              4,500             97
   Sauer-Danfoss, Inc.                                                3,500             48
   Stewart & Stevenson Services, Inc.                                11,100            162
   Tecumseh Products Co., Class A                                     6,700            282
   Tennant Co.                                                        3,000            119
   Thomas Industries, Inc.                                            3,323            105
   UNOVA, Inc. *                                                     16,900            365
   Wabtec Corp.                                                      11,974            170
------------------------------------------------------------------------------------------
                                                                                     5,100
------------------------------------------------------------------------------------------
MEDIA - 1.3%
   4Kids Entertainment, Inc. *                                        5,000            112
   Acme Communications, Inc. *                                        2,900             23
   Charter Communications, Inc., Class A *                           95,100            448
   Courier Corp.                                                      1,950             87
   Cumulus Media, Inc., Class A *                                    15,776            315
   Digital Generation Systems *                                      10,100             15
   Emmis Communications Corp., Class A *                             16,700            398
   Fisher Communications, Inc. *                                      1,800             88
   Gray Television, Inc.                                             14,300            209
   Hollinger International, Inc.                                     15,400            305
   Information Holdings, Inc. *                                       4,400             91
   Insight Communications Co., Inc., Class A *                       16,200            162
   Journal Register Co. *                                            11,300            236
   Liberty Corp.                                                      6,200            287
   Lin TV Corp., Class A *                                            9,500            226
   Lodgenet Entertainment Corp. *                                     3,800             72
   Martha Stewart Living Omnimedia, Inc., Class A *                   4,400            $48
   Mediacom Communications Corp. *                                   20,000            160
   Paxson Communications Corp. *                                     10,500             41
   Pegasus Communications Corp. *                                     1,100             42
   Playboy Enterprises, Inc., Class B *                               5,200             73
   Primedia, Inc. *                                                  51,800            140
   Pulitzer, Inc.                                                     1,600             77
   Regent Communications, Inc. *                                     12,500             81
   Saga Communications, Inc., Class A *                               4,881             91
   Salem Communications Corp., Class A *                              3,100             85
   Sinclair Broadcast Group, Inc., Class A *                         15,400            193
   Spanish Broadcasting System, Inc., Class A *                      13,000            136
   Thomas Nelson, Inc.                                                3,600             98
   Value Line, Inc.                                                     500             26
   World Wrestling Entertainment, Inc.                                4,400             64
   Young Broadcasting, Inc., Class A *                                5,400             98
------------------------------------------------------------------------------------------
                                                                                     4,527
------------------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.6%
   Ampco-Pittsburgh Corp.                                             1,700             22
   CIRCOR International, Inc.                                         4,400             99
   Commercial Metals Co.                                              9,120            290
   Kaydon Corp.                                                       9,700            267
   Lawson Products, Inc.                                              1,700             55
   Mueller Industries, Inc.                                          12,200            415
   NN, Inc.                                                           3,900             46
   NS Group, Inc. *                                                   5,200             68
   Penn Engineering & Manufacturing Corp.                             3,600             61
   Quanex Corp.                                                       6,100            259
   Shaw Group (The), Inc. *                                          21,600            234
   Valmont Industries, Inc.                                           5,100            102
------------------------------------------------------------------------------------------
                                                                                     1,918
------------------------------------------------------------------------------------------
MINING - 0.6%
   Amcol International Corp.                                          7,714            135
   Brush Engineered Materials, Inc. *                                 4,700             95
   Century Aluminum Co. *                                             4,500            127
   Coeur D'alene Mines Corp. *                                       75,200            526
   Hecla Mining Co. *                                                43,000            362
   Liquidmetal Technologies *                                         9,000             29
   Royal Gold, Inc.                                                   5,800            103
   RTI International Metals, Inc. *                                   6,700            106
   Stillwater Mining Co. *                                           15,450            242

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 65 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
MINING - 0.6% - (CONTINUED)
   USEC, Inc.                                                        29,900           $253
------------------------------------------------------------------------------------------
                                                                                     1,978
------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.7%
   Actuant Corp., Class A *                                           7,700            302
   Acuity Brands, Inc.                                               16,200            387
   Ameron International Corp.                                         2,500             84
   Applied Films Corp. *                                              5,700            159
   Barnes Group, Inc.                                                 4,532            126
   Brink's (The) Co.                                                 19,500            538
   Ceradyne, Inc. *                                                   3,000            109
   Clarcor, Inc.                                                      8,912            394
   Concord Camera Corp. *                                            10,900             69
   Cuno, Inc. *                                                       5,750            258
   EnPro Industries, Inc. *                                           8,300            157
   ESCO Technologies, Inc. *                                          4,800            221
   Federal Signal Corp.                                              18,300            363
   Griffon Corp. *                                                    8,663            187
   Hexcel Corp. *                                                     7,907             58
   Jacuzzi Brands, Inc. *                                            26,400            248
   Lydall, Inc. *                                                     5,100             52
   Matthews International Corp., Class A                             10,000            332
   Myers Industries, Inc.                                             6,733             83
   Quixote Corp.                                                      2,200             46
   Raven Industries, Inc.                                             2,300             70
   Roper Industries, Inc.                                            11,000            531
   Smith (A.O.) Corp.                                                 6,900            200
   Standex International Corp.                                        3,900            105
   Sturm Ruger & Co., Inc.                                            7,500            101
   Tredegar Corp.                                                    10,750            157
   Trinity Industries, Inc.                                          13,100            364
------------------------------------------------------------------------------------------
                                                                                     5,701
------------------------------------------------------------------------------------------
OFFICE FURNISHINGS - 0.0%
   Interface, Inc., Class A *                                        15,500            123
------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.1%
   General Binding Corp. *                                            2,100             36
   Global Imaging System, Inc. *                                      5,600            186
   Imagistics International, Inc. *                                   5,500            242
------------------------------------------------------------------------------------------
                                                                                       464
------------------------------------------------------------------------------------------
OIL & GAS - 2.7%
   Atwood Oceanics, Inc. *                                            3,400            121
   Berry Petroleum Co., Class A                                       5,800            158
   Cabot Oil & Gas Corp.                                              9,400            287
   Cimarex Energy Co. *                                              14,800           $428
   Clayton Williams Energy, Inc. *                                    1,200             42
   Comstock Resources, Inc. *                                        10,300            205
   Denbury Resources, Inc. *                                         12,300            207
   Encore Acquisition Co. *                                           3,100             86
   Energy Partners Ltd. *                                             9,500            127
   Evergreen Resources, Inc. *                                       15,200            522
   Forest Oil Corp. *                                                15,900            401
   Frontier Oil Corp.                                                 9,300            180
   Grey Wolf, Inc. *                                                 66,200            274
   Harvest Natural Resources, Inc. *                                 13,000            190
   Holly Corp.                                                        3,500            112
   Houston Exploration Co. *                                          4,800            215
   KCS Energy, Inc. *                                                14,300            153
   Magnum Hunter Resources, Inc. *                                   27,000            274
   McMoRan Exploration Co. *                                          5,000             74
   Meridian Resource Corp. *                                         17,812            107
   Nuevo Energy Co. *                                                 7,200            234
   Parker Drilling Co. *                                             30,700            128
   Patina Oil & Gas Corp.                                            21,400            562
   Penn Virginia Corp.                                                2,600            158
   Petroleum Development Corp. *                                      6,200            178
   Plains Exploration & Production Co. *                             13,495            252
   Prima Energy Corp. *                                               3,100            107
   Quicksilver Resources, Inc. *                                      5,100            198
   Range Resources Corp.                                             18,400            223
   Remington Oil & Gas Corp. *                                        7,400            146
   Southwestern Energy Co. *                                         12,900            311
   Spinnaker Exploration Co. *                                        8,700            312
   St. Mary Land & Exploration Co.                                    9,900            331
   Stone Energy Corp. *                                               7,976            394
   Swift Energy Co. *                                                 8,990            169
   Tesoro Petroleum Corp. *                                          20,700            389
   Tom Brown, Inc. *                                                 13,300            500
   Unit Corp. *                                                      14,000            384
   Vintage Petroleum, Inc.                                           19,800            290
------------------------------------------------------------------------------------------
                                                                                     9,429
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.1%
   Cal Dive International, Inc. *                                    12,900            333
   CARBO Ceramics, Inc.                                               4,000            252
   Dril-Quip, Inc. *                                                  2,200             36
   Global Industries Ltd. *                                          25,100            147

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 66 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
OIL & GAS SERVICES - 1.1% - (CONTINUED)
   Gulf Island Fabrication, Inc. *                                    3,100            $63
   Hanover Compressor Co. *                                          18,200            220
   Horizon Offshore, Inc. *                                           9,300             28
   Hydril Co. *                                                       4,900            128
   Input/Output, Inc. *                                              16,100            125
   Lone Star Technologies, Inc. *                                     8,900            157
   Lufkin Industries, Inc.                                            2,000             63
   Matrix Service Co. *                                               6,200             84
   Maverick Tube Corp. *                                             14,900            351
   Newpark Resources, Inc. *                                         25,480            133
   Oceaneering International, Inc. *                                  7,900            241
   Oil States International, Inc. *                                   9,000            121
   RPC, Inc.                                                          3,394             38
   Seacor Holdings, Inc. *                                            6,000            246
   Superior Energy Services, Inc. *                                  17,000            171
   Tetra Technologies, Inc. *                                         7,000            183
   Universal Compression Holdings, Inc. *                             6,000            197
   Veritas DGC, Inc. *                                               10,900            226
   W-H Energy Services, Inc. *                                        7,900            114
------------------------------------------------------------------------------------------
                                                                                     3,657
------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.3%
   Chesapeake Corp.                                                   5,500            131
   Crown Holdings, Inc. *                                            60,100            560
   Greif Brothers Corp., Class A                                      4,500            157
   Silgan Holdings, Inc. *                                            4,100            188
------------------------------------------------------------------------------------------
                                                                                     1,036
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.4%
   aaiPharma, Inc. *                                                  5,100             34
   Abgenix, Inc. *                                                   32,500            432
   Able Laboratories, Inc. *                                          5,800            113
   Accredo Health, Inc. *                                            17,400            663
   Adolor Corp. *                                                    13,800            207
   Alkermes, Inc. *                                                  22,900            366
   Alpharma, Inc., Class A                                           13,550            266
   Alteon, Inc. *                                                    12,000             22
   Antigenics, Inc. *                                                 7,200             77
   Atherogenics, Inc. *                                              13,400            306
   Atrix Labs, Inc. *                                                 8,000            204
   AVI BioPharma, Inc. *                                             11,500             35
   Bentley Pharmaceuticals, Inc. *                                    4,500             54
   BioMarin Pharmaceuticals, Inc. *                                  22,300            168
   Biopure Corp. *                                                   18,500             29
   Bone Care International, Inc. *                                    3,300            $66
   Bradley Pharmaceuticals, Inc. *                                    4,400            111
   Cell Therapeutics, Inc. *                                         16,100            136
   Cima Labs, Inc. *                                                  5,000            157
   Collagenex Pharmaceuticals *                                       3,900             52
   Connetics Corp. *                                                 10,900            242
   Corixa Corp. *                                                    18,505            118
   Cubist Pharmaceuticals, Inc. *                                    14,300            132
   CV Therapeutics, Inc. *                                           10,800            163
   D&K Healthcare Resources, Inc.                                     4,400             45
   Dendreon Corp. *                                                   5,800             77
   Discovery Laboratories, Inc. *                                    13,000            158
   Dov Pharmaceutical, Inc. *                                         4,100             64
   Durect Corp. *                                                    14,400             49
   First Horizon Pharmaceutical Corp. *                               7,100            112
   Genta, Inc. *                                                     17,000            179
   Guilford Pharmaceuticals, Inc. *                                  10,000             72
   HealthExtras, Inc. *                                               5,500             63
   Hi-Tech Pharmacal Co., Inc. *                                      2,400             47
   Hollis-Eden Pharmaceutical *                                       4,400             42
   Ilex Oncology, Inc. *                                             13,700            328
   Impax Laboratories, Inc. *                                        11,800            264
   Indevus Pharmaceuticals, Inc. *                                   15,400             93
   Inspire Pharmaceuticals, Inc. *                                   11,200            144
   Isis Pharmaceuticals, Inc. *                                      15,700            122
   Kos Pharmaceuticals, Inc. *                                        6,400            261
   KV Pharmaceutical Co., Class A *                                  11,400            280
   La Jolla Pharmaceutical Co. *                                     22,200             61
   Lannett Co., Inc. *                                                2,050             34
   Ligand Pharmaceuticals, Inc., Class B *                           21,751            437
   Medarex, Inc. *                                                   26,300            236
   Medicines Co. *                                                   14,900            480
   MGI Pharma, Inc. *                                                12,800            784
   MIM Corp. *                                                       10,500             80
   Nabi Biopharmaceuticals *                                         20,400            317
   Natures Sunshine Products, Inc.                                    3,200             47
   NBTY, Inc. *                                                      18,700            695
   NeighborCare, Inc. *                                               9,600            233
   NeoPharm, Inc. *                                                   5,110             96
   Noven Pharmaceuticals, Inc. *                                      7,800            167
   NPS Pharmaceuticals, Inc. *                                       11,200            320
   Nuvelo, Inc. *                                                     6,833             86

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 67 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
PHARMACEUTICALS - 4.4% - (CONTINUED)
   Onyx Pharmaceuticals, Inc. *                                      12,500           $506
   OSI Pharmaceuticals, Inc. *                                       14,000            538
   Pain Therapeutics, Inc. *                                         10,400             72
   Penwest Pharmaceuticals Co. *                                      6,700             98
   Perrigo Co.                                                       22,300            447
   Pharmacopeia, Inc. *                                               9,400            189
   Pozen, Inc. *                                                      8,500            117
   Priority Healthcare Corp., Class B *                              12,100            258
   Progenics Pharmaceuticals, Inc. *                                  3,200             61
   Salix Pharmaceuticals Ltd. *                                       7,100            206
   Sciclone Pharmaceuticals, Inc. *                                  15,600             84
   Star Scientific, Inc. *                                            8,700             36
   Tanox, Inc. *                                                      9,600            143
   Theragenics Corp. *                                               10,600             57
   Trimeris, Inc. *                                                   4,800             71
   Tularik, Inc. *                                                   18,400            452
   United Therapeutics Corp. *                                        6,400            153
   USANA Health Sciences, Inc. *                                      3,100             72
   VCA Antech, Inc. *                                                11,700            417
   Vicuron Pharmaceuticals, Inc. *                                   17,600            400
   Vivus, Inc. *                                                     15,600             95
   Zymogenetics, Inc. *                                               4,500             70
------------------------------------------------------------------------------------------
                                                                                    15,168
------------------------------------------------------------------------------------------
PIPELINES - 0.1%
   Aquila, Inc. *                                                    64,800            305
   Plains Resources, Inc. *                                           7,200            131
   Transmontaigne, Inc. *                                             6,200             38
------------------------------------------------------------------------------------------
                                                                                       474
------------------------------------------------------------------------------------------
REAL ESTATE - 0.2%
   American Realty Investors, Inc. *                                    800              8
   Avatar Holdings, Inc. *                                            2,100             79
   Consolidated-Tomoka Land Co.                                       2,000             74
   Jones Lang LaSalle, Inc. *                                        10,900            280
   Reading International, Inc., Class A *                             4,900             33
   Tarragon Realty Investors, Inc.                                    2,375             34
   Trammell Crow Co. *                                               10,900            153
   United Capital Corp. *                                             1,000             22
------------------------------------------------------------------------------------------
                                                                                       683
------------------------------------------------------------------------------------------
REITS - 6.1%
   Acadia Realty Trust                                                5,300             75
   Alexander's, Inc. *                                                  700            112
   Alexandria Real Estate Equities, Inc.                              7,600            479
   American Home Mortgage Investment Corp.                           10,705           $308
   American Land Lease, Inc.                                          1,800             37
   American Mortgage Acceptance Co.                                   3,000             54
   AMLI Residential Properties Trust                                  6,300            178
   Anthracite Capital, Inc.                                          17,700            225
   Anworth Mortgage Asset Corp.                                      14,500            202
   Associated Estates Realty Corp.                                    5,800             53
   Bedford Property Investors, Inc.                                   4,600            140
   Boykin Lodging Co.                                                 6,100             57
   Brandywine Realty Trust                                           11,800            360
   BRT Realty Trust                                                   1,300             31
   Capital Automotive                                                10,300            364
   Capstead Mortgage Corp.                                            5,350             99
   Colonial Properties Trust                                          6,100            249
   Commercial Net Lease Realty                                       14,700            290
   Cornerstone Realty Income Trust, Inc.                             19,200            179
   Corporate Office Properties Trust                                 10,200            255
   Correctional Properties Trust                                      3,600            111
   Criimi MAE, Inc. *                                                 4,500             50
   EastGroup Properties, Inc.                                         5,800            206
   Entertainment Properties Trust                                     8,400            344
   Equity Inns, Inc.                                                 14,300            132
   Equity One, Inc.                                                  12,700            244
   Essex Property Trust, Inc.                                         7,200            472
   FelCor Lodging Trust, Inc. *                                      17,200            179
   First Industrial Realty Trust, Inc.                               14,600            577
   Gables Residential Trust                                          11,100            402
   Getty Realty Corp.                                                 5,500            146
   Glenborough Realty Trust, Inc.                                     6,100            136
   Glimcher Realty Trust                                             10,800            293
   Great Lakes REIT, Inc.                                             7,500            116
   Health Care REIT, Inc.                                            19,000            771
   Heritage Property Investment Trust                                 8,700            271
   Highwoods Properties, Inc.                                        19,700            516
   Home Properties of New York, Inc.                                 12,100            493
   IMPAC Mortgage Holdings, Inc.                                     22,300            607
   Innkeepers USA Trust                                              12,900            118
   Investors Real Estate Trust                                       12,600            124
   Keystone Property Trust                                            7,900            192
   Kilroy Realty Corp.                                                8,500            302
   Koger Equity, Inc.                                                 7,200            169
   Kramont Realty Trust                                               7,500            142

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 68 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
REITS - 6.1% - (CONTINUED)
   LaSalle Hotel Properties                                           6,600           $156
   Lexington Corporate Properties Trust                              11,800            257
   LTC Properties, Inc.                                               4,700             85
   Manufactured Home Communities, Inc.                                6,300            222
   Meristar Hospitality Corp. *                                      20,746            144
   MFA Mortgage Investments, Inc.                                    22,200            224
   Mid-America Apartment Communities, Inc.                            5,700            212
   Mission West Properties                                            5,400             72
   National Health Investors, Inc.                                    7,800            240
   National Health Realty, Inc.                                       2,200             41
   Nationwide Health Properties, Inc.                                25,800            575
   Newcastle Investment Corp.                                        12,100            408
   Novastar Financial, Inc.                                           8,200            541
   OMEGA Healthcare Investors, Inc.                                   5,600             61
   Parkway Properties, Inc.                                           3,300            154
   Pennsylvania Real Estate Investment Trust                         11,701            441
   Post Properties, Inc.                                             13,100            377
   Prentiss Properties Trust                                         13,300            491
   Price Legacy Corp. *                                               1,800             31
   PS Business Parks, Inc.                                            4,500            209
   RAIT Investment Trust                                              8,900            263
   Ramco-Gershenson Properties                                        3,800            107
   Reckson Associates Realty Corp.                                   19,600            551
   Redwood Trust, Inc.                                                5,200            323
   Saul Centers, Inc.                                                 3,800            116
   Senior Housing Properties Trust                                   16,500            322
   Sizeler Property Investors                                         4,100             48
   SL Green Realty Corp.                                             12,600            601
   Sovran Self Storage, Inc.                                          4,600            192
   Summit Properties, Inc.                                            8,600            205
   Sun Communities, Inc.                                              6,000            257
   Tanger Factory Outlet Centers, Inc.                                2,700            122
   Taubman Centers, Inc.                                             15,500            390
   Town & Country Trust (The)                                         5,100            139
   U.S. Restaurant Properties, Inc.                                   8,000            150
   United Mobile Homes, Inc.                                          2,000             32
   Universal Health Realty Income, Inc.                               3,800            128
   Urstadt Biddle Properties, Class A                                 7,400            122
   Ventas, Inc.                                                      29,600            813
   Washington Real Estate Investment Trust                           13,200            428
   Winston Hotels, Inc.                                               7,600             80
------------------------------------------------------------------------------------------
                                                                                    21,190
------------------------------------------------------------------------------------------
RETAIL - 6.9%
   7-Eleven, Inc. *                                                   8,500           $129
   AC Moore Arts & Crafts, Inc. *                                     5,400            146
   Aeropostale, Inc. *                                                7,000            254
   America's Car Mart, Inc. *                                         2,100             57
   American Eagle Outfitters, Inc. *                                 19,000            512
   AnnTaylor Stores Corp. *                                          16,150            691
   Asbury Automotive Group, Inc. *                                    4,500             78
   Bebe Stores, Inc. *                                                1,800             60
   Big 5 Sporting Goods Corp. *                                       4,700            119
   BJ's Wholesale Club, Inc. *                                       25,000            636
   Blair Corp.                                                        2,300             61
   Blue Rhino Corp. *                                                 4,100             69
   Bob Evans Farms, Inc.                                             13,500            438
   Bombay (The) Co., Inc. *                                          11,900             93
   Brookstone, Inc. *                                                 5,050            139
   Brown Shoe Co., Inc.                                               6,300            230
   Buckle (The), Inc.                                                 2,600             75
   Burlington Coat Factory Warehouse Corp.                            6,660            132
   California Pizza Kitchen, Inc. *                                   6,700            134
   Casey's General Stores, Inc.                                      15,800            262
   Cash America International, Inc.                                   9,600            221
   Casual Male Retail Group, Inc. *                                  12,700            131
   Cato (The) Corp., Class A                                          5,900            118
   CEC Entertainment, Inc. *                                         11,950            415
   Charlotte Russe Holding, Inc. *                                    5,000             92
   Charming Shoppes, Inc. *                                          37,100            289
   Chicago Pizza & Brewery, Inc. *                                    3,800             50
   Children's Place Retail Stores (The), Inc. *                       4,600            142
   Christopher & Banks Corp.                                         12,325            260
   CKE Restaurants, Inc. *                                           16,500            163
   Coldwater Creek, Inc. *                                            4,250             91
   Cole National Corp. *                                              4,200             93
   Copart, Inc. *                                                    24,800            539
   Cost Plus, Inc. of California *                                    7,875            329
   CSK Auto Corp. *                                                  11,700            212
   Dave & Buster's, Inc. *                                            3,900             59
   Deb Shops, Inc.                                                    1,500             39
   Dick's Sporting Goods, Inc. *                                      4,700            273
   Dillard's, Inc., Class A                                          22,800            437
   Dress Barn, Inc. *                                                 6,700            118
   Duane Reade, Inc. *                                                8,600            146
   Electronics Boutique Holdings Corp. *                              4,700            138

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 69 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
RETAIL - 6.9% - (CONTINUED)
   Finish Line (The), Inc., Class A *                                 6,400           $237
   Finlay Enterprises, Inc. *                                         2,200             40
   Fred's, Inc.                                                      14,025            340
   Friedman's, Inc., Class A                                          9,100             53
   Galyan's Trading Co., Inc. *                                       2,400             24
   GameStop Corp., Class A *                                          7,500            135
   Genesco, Inc. *                                                    8,000            185
   Goody's Family Clothing, Inc.                                      6,500             93
   Group 1 Automotive, Inc. *                                         5,800            210
   Guitar Center, Inc. *                                              5,000            186
   Hancock Fabrics, Inc.                                              5,100             81
   Haverty Furniture Cos., Inc.                                       5,600            119
   Hibbett Sporting Goods, Inc. *                                     3,975            152
   Hollywood Entertainment Corp. *                                   19,200            260
   HOT Topic, Inc. *                                                 17,025            450
   IHOP Corp.                                                         7,000            241
   Insight Enterprises, Inc. *                                       16,950            326
   Intertan, Inc. *                                                   7,300            102
   J. Jill Group (The), Inc. *                                        6,050            124
   Jack in the Box, Inc. *                                           12,000            300
   Jo-Ann Stores, Inc. *                                              6,210            174
   Jos. A. Bank Clothiers, Inc. *                                     2,650             95
   Kenneth Cole Productions, Inc., Class A                            1,950             66
   Kirkland's, Inc. *                                                 3,800             62
   Landry's Restaurants, Inc.                                         7,600            227
   Linens 'N Things, Inc. *                                          15,900            563
   Lithia Motors, Inc., Class A                                       4,600            127
   Lone Star Steakhouse & Saloon, Inc.                                6,800            198
   Longs Drug Stores Corp.                                           10,500            198
   MarineMax, Inc. *                                                  2,900             77
   Men's Wearhouse, Inc. *                                           12,002            319
   Mothers Work, Inc. *                                               1,500             40
   Movado Group, Inc.                                                 2,600             78
   Movie Gallery, Inc.                                                8,925            175
   Nu Skin Enterprises, Inc., Class A                                10,500            212
   O'Charleys, Inc. *                                                 7,300            133
   P.F. Chang's China Bistro, Inc. *                                  9,000            453
   Pacific Sunwear of California, Inc. *                             25,457            625
   Panera Bread Co., Class A *                                       10,200            397
   Pantry (The), Inc. *                                               2,000             40
   Papa John's International, Inc. *                                  4,125            140
   Party City Corp. *                                                 5,000             74
   Payless Shoesource, Inc. *                                        23,900           $334
   Pep Boys - Manny, Moe & Jack                                      18,000            500
   Petco Animal Supplies, Inc. *                                     13,000            366
   Rare Hospitality International, Inc. *                            10,875            302
   Red Robin Gourmet Burgers, Inc. *                                  4,000            114
   Restoration Hardware, Inc. *                                       9,100             45
   Rex Stores Corp. *                                                 2,500             39
   Ryan's Family Steak Houses, Inc. *                                14,800            253
   School Specialty, Inc. *                                           6,000            213
   Select Comfort Corp. *                                             8,100            223
   Sharper Image Corp. *                                              3,300            108
   Shoe Carnival, Inc. *                                              2,600             40
   ShopKo Stores, Inc. *                                             10,200            149
   Smart & Final, Inc. *                                              4,450             51
   Sonic Automotive, Inc.                                             9,600            240
   Sonic Corp. *                                                     13,843            475
   Sports Authority (The), Inc. *                                     7,111            285
   Stage Stores, Inc. *                                               5,300            205
   Steak n Shake (The) Co. *                                          7,804            150
   Stein Mart, Inc. *                                                 7,200             99
   Summit America Television, Inc. *                                 17,000             69
   TBC Corp. *                                                        6,900            203
   Too, Inc. *                                                       12,000            251
   Tractor Supply Co. *                                              10,500            407
   Trans World Entertainment Corp. *                                  4,650             44
   Triarc Cos., Inc., Class B                                        11,803            129
   Tuesday Morning Corp. *                                            5,000            172
   Tweeter Home Entertainment Group, Inc. *                           8,600             81
   Ultimate Electronics, Inc. *                                       5,900             39
   United Auto Group, Inc.                                            5,600            153
   Uptrend Corp. *                                                        4              -
   Urban Outfitters, Inc. *                                           8,900            428
   West Marine, Inc. *                                                4,600            147
   Wet Seal (The), Inc., Class A *                                    8,200             68
   Whitehall Jewellers, Inc. *                                        3,800             35
   Wilsons Leather Experts (The), Inc. *                              6,100             17
   World Fuel Services Corp.                                          3,600            132
   Zale Corp. *                                                       9,300            572
------------------------------------------------------------------------------------------
                                                                                    23,939
------------------------------------------------------------------------------------------
SAVINGS & LOANS - 2.8%
   Anchor BanCorp Wisconsin, Inc.                                     7,300            187
   Bank Mutual Corp.                                                 14,106            158

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 70 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
SAVINGS & LOANS - 2.8% - (CONTINUED)
   BankAtlantic Bancorp, Inc., Class A                               15,500           $263
   BankUnited Financial Corp., Class A *                             10,000            297
   Berkshire Hills Bancorp, Inc.                                      2,000             70
   Brookline Bancorp, Inc.                                           21,203            338
   Camco Financial Corp.                                              2,700             44
   CFS Bancorp, Inc.                                                  3,400             50
   Charter Financial Corp. of Georgia                                 1,400             55
   Citizens First Bancorp, Inc.                                       3,000             72
   Citizens South Banking Corp.                                       3,100             42
   Coastal Bancorp, Inc.                                              2,200             91
   Coastal Financial Corp.                                            4,130             67
   Commercial Capital Bancorp, Inc. *                                 3,700             85
   Commercial Federal Corp.                                          14,900            411
   Connecticut Bancshares, Inc.                                       4,800            249
   Dime Community Bancshares                                         10,725            218
   ESB Financial Corp.                                                2,500             35
   EverTrust Financial Group, Inc.                                    2,250             41
   FFLC Bancorp, Inc.                                                 1,400             38
   Fidelity Bankshares, Inc.                                          4,700            172
   First Defiance Financial Corp.                                     1,700             47
   First Federal Capital Corp.                                        8,600            183
   First Financial Holdings, Inc.                                     4,500            134
   First Niagara Financial Group, Inc.                               29,198            399
   First Place Financial Corp. of Ohio                                4,200             76
   First Sentinel Bancorp, Inc.                                       7,848            166
   FirstFed America Bancorp, Inc.                                     5,200            145
   FirstFed Financial Corp. *                                         6,150            284
   Flag Financial Corp.                                               2,300             30
   Flagstar Bancorp, Inc.                                            10,300            264
   FloridaFirst Bancorp                                               1,900             51
   Flushing Financial Corp.                                           5,025             91
   FMS Financial Corp.                                                1,300             23
   GA Financial, Inc.                                                 1,500             53
   Harbor Florida Bancshares, Inc.                                    7,412            214
   Hawthorne Financial Corp. *                                        4,050            178
   Heritage Financial Corp.                                           2,000             42
   Horizon Financial Corp.                                            3,800             70
   Hudson River Bancorp, Inc.                                        10,800            222
   Itla Capital Corp. *                                               2,200            109
   MAF Bancorp, Inc.                                                  9,936            432
   MASSBANK Corp.                                                     1,300             52
   MutualFirst Financial, Inc.                                        1,600             39
   NASB Financial, Inc.                                               1,100            $44
   Northwest Bancorp, Inc.                                            3,900            100
   OceanFirst Financial Corp.                                         2,200             55
   Ocwen Financial Corp. *                                           14,000            135
   Parkvale Financial Corp.                                           1,500             43
   Partners Trust Financial Group, Inc.                               2,300             79
   PennFed Financial Services, Inc.                                   2,300             81
   PFF Bancorp, Inc.                                                  4,460            170
   Provident Bancorp, Inc.                                            8,961            106
   Provident Financial Holdings                                       1,800             47
   Provident Financial Services, Inc.                                17,400            325
   Quaker City Bancorp, Inc.                                          1,825             99
   Seacoast Financial Services Corp.                                  9,600            322
   Sound Federal Bancorp, Inc.                                        4,700             69
   Staten Island Bancorp, Inc.                                       18,700            465
   Sterling Financial Corp. of Washington *                           7,094            262
   TierOne Corp.                                                      8,000            188
   United Community Financial Corp.                                  10,700            139
   Warwick Community Bancorp, Inc.                                    1,000             33
   Waypoint Financial Corp.                                          11,250            302
   Westfield Financial, Inc.                                          1,700             42
   Willow Grove Bancorp, Inc.                                         4,000             72
   WSFS Financial Corp.                                               2,100            105
------------------------------------------------------------------------------------------
                                                                                     9,570
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 3.8%
   Actel Corp. *                                                      8,000            181
   Alliance Semiconductor Corp. *                                     7,700             59
   Artisan Components, Inc. *                                         6,400            143
   Asyst Technologies, Inc. *                                        16,700            137
   ATMI, Inc. *                                                       9,800            258
   Axcelis Technologies, Inc. *                                      36,200            402
   Bookham Technology PLC *                                          23,670             52
   Brooks Automation, Inc. *                                         15,432            324
   Ceva, Inc. *                                                       6,700             63
   ChipPAC, Inc., Class A *                                          16,800            133
   Cirrus Logic, Inc. *                                              25,200            191
   Cohu, Inc.                                                         8,600            160
   Conexant Systems, Inc. *                                         150,422            927
   Credence Systems Corp. *                                          22,480            267
   Diodes, Inc. *                                                     2,950             64
   DSP Group, Inc. *                                                 10,500            270
   Dupont Photomasks, Inc. *                                          4,400            102

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 71 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
SEMICONDUCTORS - 3.8% - (CONTINUED)
   Entegris, Inc. *                                                  19,400           $246
   ESS Technology, Inc. *                                            11,200            164
   Exar Corp. *                                                      14,700            272
   Genesis Microchip, Inc. *                                         11,000            184
   Helix Technology Corp.                                             9,500            230
   Integrated Silicon Solutions, Inc. *                              12,200            216
   IXYS Corp. *                                                       7,700             72
   Kopin Corp. *                                                     24,400            141
   Kulicke & Soffa Industries, Inc. *                                17,500            205
   Lattice Semiconductor Corp. *                                     37,200            325
   LTX Corp. *                                                       21,500            325
   Mattson Technology, Inc. *                                        11,000            132
   Micrel, Inc. *                                                    20,600            275
   Microsemi Corp. *                                                 21,100            289
   Mindspeed Technologies, Inc. *                                    34,000            222
   MKS Instruments, Inc. *                                            9,600            230
   Monolithic System Technology, Inc. *                               8,000            107
   Mykrolis Corp. *                                                  11,500            164
   Omnivision Technologies, Inc. *                                   17,200            470
   ON Semiconductor Corp. *                                          14,400            109
   Pericom Semiconductor Corp. *                                      9,100            104
   Photronics, Inc. *                                                10,000            177
   Pixelworks, Inc. *                                                12,800            219
   Power Integrations, Inc. *                                         9,400            276
   Rudolph Technologies, Inc. *                                       4,100             77
   Semitool, Inc. *                                                   5,800             74
   Semtech Corp. *                                                   21,400            489
   Silicon Image, Inc. *                                             25,300            261
   Siliconix, Inc. *                                                  2,100             98
   Sipex Corp. *                                                      8,700             55
   Skyworks Solutions, Inc. *                                        54,200            632
   Standard Microsystems Corp. *                                      5,200            138
   Supertex, Inc. *                                                   3,100             52
   Three-Five Systems, Inc. *                                         7,500             49
   Transmeta Corp. of Delaware *                                     49,900            198
   Triquint Semiconductor, Inc. *                                    47,754            349
   Ultratech Stepper, Inc. *                                          7,400            172
   Varian Semiconductor Equipment Associates, Inc. *                 10,800            454
   Veeco Instruments, Inc. *                                          8,000            224
   Virage Logic Corp. *                                               4,500             42
   Vitesse Semiconductor Corp. *                                     75,300            534
   White Electronic Designs Corp. *                                   9,200             70
   Xicor, Inc. *                                                      9,800           $149
   Zoran Corp. *                                                     14,465            251
------------------------------------------------------------------------------------------
                                                                                    13,255
------------------------------------------------------------------------------------------
SOFTWARE - 4.2%
   Activision, Inc. *                                                48,000            759
   Advent Software, Inc. *                                           11,800            221
   Allscripts Healthcare Solutions, Inc. *                           10,200             99
   Altiris, Inc. *                                                    3,600            101
   American Management Systems, Inc. *                               14,800            284
   Ansys, Inc. *                                                      5,500            219
   Ascential Software Corp. *                                        21,300            467
   Aspen Technology, Inc. *                                          13,100            107
   Atari, Inc. *                                                      3,000             10
   Avid Technology, Inc. *                                           10,800            498
   Barra, Inc.                                                        5,475            192
   Borland Software Corp. *                                          26,100            237
   CCC Information Services Group, Inc. *                             4,400             78
   Cerner Corp. *                                                    10,200            461
   Computer Programs & Systems, Inc.                                  2,200             42
   Concord Communications, Inc. *                                     6,700             97
   Concur Technologies, Inc. *                                        8,800             99
   Concurrent Computer Corp. *                                       22,800             79
   CSG Systems International, Inc. *                                 18,400            316
   Datastream Systems, Inc. *                                         6,100             44
   Dendrite International, Inc. *                                    10,500            168
   Eclipsys Corp. *                                                  13,700            185
   eFunds Corp. *                                                    18,200            298
   Embarcadero Technologies, Inc. *                                   6,000             77
   Epicor Software Corp. *                                           14,800            196
   EPIQ Systems, Inc. *                                               5,550             91
   FalconStor Software, Inc. *                                       13,900            103
   Filenet Corp. *                                                   12,500            333
   Group 1 Software, Inc. *                                           3,200             52
   Hyperion Solutions Corp. *                                        13,890            576
   IDX Systems Corp. *                                                6,800            235
   IMPAC Medical Systems, Inc. *                                      2,900             65
   Informatica Corp. *                                               23,200            199
   infoUSA, Inc. *                                                   10,350            109
   Intelidata Technologies Corp. *                                   17,400             22
   Intellisync Corp. *                                               18,700             61
   Inter-Tel, Inc.                                                    6,800            204
   Intercept, Inc. *                                                  6,400             78

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 72 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
SOFTWARE - 4.2% - (CONTINUED)
   JDA Software Group, Inc. *                                        10,000           $145
   Keane, Inc. *                                                     18,100            285
   Lawson Software, Inc. *                                           14,900            124
   Mantech International Corp., Class A *                             4,700             96
   Manugistics Group, Inc. *                                         22,900            157
   MAPICS, Inc. *                                                     6,600             53
   Micromuse, Inc. *                                                 19,300            150
   MicroStrategy, Inc., Class A *                                     3,800            202
   Midway Games, Inc. *                                              11,489             84
   Mobius Management Systems, Inc. *                                  3,800             35
   MRO Software, Inc. *                                               6,800             79
   MSC.Software Corp. *                                               8,500             75
   NDCHealth Corp.                                                   12,400            337
   NetIQ Corp. *                                                     19,624            274
   Omnicell, Inc. *                                                   5,300            105
   OPNET Technologies, Inc. *                                         4,900             73
   Packeteer, Inc. *                                                  8,500            112
   PalmSource, Inc. *                                                 4,264             77
   Parametric Technology Corp. *                                     81,400            368
   PDF Solutions, Inc. *                                              5,100             59
   Pegasystems, Inc. *                                                3,400             28
   Per-Se Technologies, Inc. *                                       10,899            122
   Pinnacle Systems, Inc. *                                          20,900            189
   Progress Software Corp. *                                         10,100            242
   QAD, Inc. *                                                        4,900             65
   Quality Systems, Inc. *                                            1,500             68
   Quest Software, Inc. *                                            14,300            234
   Renaissance Learning, Inc.                                         2,800             74
   Retek, Inc. *                                                     19,000            144
   Roxio, Inc. *                                                     12,300             55
   Sanchez Computer Associates, Inc. *                                6,900             45
   ScanSoft, Inc. *                                                  29,410            164
   Schawk, Inc.                                                       2,700             36
   Seachange International, Inc. *                                    8,700            133
   Serena Software, Inc. *                                            8,400            171
   SPSS, Inc. *                                                       4,300             79
   SS&C Technologies, Inc.                                            4,000             97
   Sybase, Inc. *                                                    31,500            661
   Take-Two Interactive Software, Inc. *                             14,900            548
   THQ, Inc. *                                                       13,350            270
   TradeStation Group, Inc. *                                         6,400             43
   Transaction Systems Architects, Inc., Class A *                   13,300            308
   Ulticom, Inc. *                                                    3,900            $40
   Vastera, Inc. *                                                    9,500             37
   Verint Systems, Inc. *                                             2,200             68
   VitalWorks, Inc. *                                                13,200             49
   Wind River Systems, Inc. *                                        26,700            296
------------------------------------------------------------------------------------------
                                                                                    14,618
------------------------------------------------------------------------------------------
STORAGE/WAREHOUSING - 0.0%
   Mobile Mini, Inc. *                                                4,700             81
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.9%
   Adaptec, Inc. *                                                   38,700            339
   Aeroflex, Inc. *                                                  22,700            306
   Aether Systems, Inc. *                                            15,600             73
   Anaren, Inc. *                                                     8,200            129
   Andrew Corp. *                                                    53,836            942
   Anixter International, Inc. *                                     10,900            308
   Applied Signal Technology, Inc.                                    4,000            109
   Arris Group, Inc. *                                               21,200            195
   Aspect Communications Corp. *                                     12,000            188
   Audiovox Corp., Class A *                                          5,800            116
   Avanex Corp. *                                                    21,300             92
   Black Box Corp.                                                    5,700            305
   Boston Communications Group *                                      7,400             88
   C-COR.net Corp. *                                                 12,700            178
   Cable Design Technologies Corp. *                                 15,025            142
   Cincinnati Bell, Inc. *                                           71,100            289
   Commonwealth Telephone Enterprises, Inc. *                         7,433            305
   CommScope, Inc. *                                                 18,300            305
   Computer Network Technology Corp. *                                9,800             78
   Comtech Telecommunications *                                       4,850            113
   Corvis Corp. *                                                   125,700            241
   CT Communications, Inc.                                            6,200             86
   D&E Communications, Inc.                                           4,500             63
   Ditech Communications Corp. *                                      9,700            162
   Dobson Communications Corp., Class A *                            12,400             36
   EMS Technologies, Inc. *                                           3,700             71
   Enterasys Networks, Inc. *                                        73,500            186
   Extreme Networks *                                                34,800            251
   Finisar Corp. *                                                   53,300            116
   General Communication, Inc., Class A *                            15,500            141
   Golden Telecom, Inc.                                               4,500            153
   Harmonic, Inc. *                                                  25,100            242
   Hickory Tech Corp.                                                 4,600             57

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 73 EQUITY FUNDS

EQUITY FUNDS
 SCHEDULE OF INVESTMENTS
 SMALL CAP INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
TELECOMMUNICATIONS - 3.9% - (CONTINUED)
   Hypercom Corp. *                                                   9,300            $74
   Inet Technologies, Inc. *                                          5,600             70
   Infonet Services Corp., Class B *                                 24,400             49
   Intrado, Inc. *                                                    5,900            114
   Ixia *                                                             8,100             88
   KVH Industries, Inc. *                                             4,500             65
   Lightbridge, Inc. *                                                9,496             56
   Mastec, Inc. *                                                     8,100             77
   McLeodUSA, Inc. Class A *                                         21,600             32
   Metro One Telecommunications, Inc. *                              10,800             25
   MRV Communications, Inc. *                                        40,534            135
   Network Equipment Technologies, Inc. *                             8,000             80
   Newport Corp. *                                                   14,100            236
   NII Holdings, Inc., Class B *                                     14,800            518
   North Pittsburgh Systems, Inc.                                     5,300            107
   Oplink Communications, Inc. *                                     41,900            105
   Plantronics, Inc. *                                               14,500            531
   Powerwave Technologies, Inc. *                                    23,200            181
   Price Communications Corp. *                                      14,340            225
   Primus Telecommunications Group, Inc. *                           24,300            204
   Proxim Corp., Class A *                                           44,741             79
   PTEK Holdings, Inc. *                                             16,400            151
   RCN Corp. *                                                       19,100              6
   Remec, Inc. *                                                     21,000            160
   RF Micro Devices, Inc. *                                          62,700            530
   SafeNet, Inc. *                                                    7,427            279
   SBA Communications Corp. *                                        18,900             73
   Shenandoah Telecom Co.                                             2,400             55
   Sonus Networks, Inc. *                                            78,400            291
   Spectralink Corp.                                                  5,900            100
   Stratex Networks, Inc. *                                          29,100            138
   SureWest Communications                                            5,100            137
   Sycamore Networks, Inc. *                                         59,200            242
   SymmetriCom, Inc. *                                               16,100            144
   Talk America Holdings, Inc. *                                      9,500             80
   Tekelec *                                                         18,300            304
   Terayon Communication Systems, Inc. *                             25,800             88
   Time Warner Telecom, Inc., Class A *                              14,900             97
   Tollgrade Communications, Inc. *                                   4,800             77
   Triton PCS Holdings, Inc., Class A *                               7,900             43
   Viasat, Inc. *                                                     7,600            189
   Warwick Valley Telephone Co.                                       1,800             46
   Westell Technologies, Inc., Class A *                             17,800           $130
   Western Wireless Corp., Class A *                                 22,300            521
   Zhone Technologies, Inc. *                                        16,250             63
------------------------------------------------------------------------------------------
                                                                                    13,400
------------------------------------------------------------------------------------------
TEXTILES - 0.1%
   Angelica Corp.                                                     3,300             75
   G & K Services, Inc., Class A                                      6,550            244
   Unifirst Corp. of Massachusetts                                    3,200             88
------------------------------------------------------------------------------------------
                                                                                       407
------------------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.2%
   Action Performance Cos., Inc.                                      5,400             83
   Boyd's Collection Ltd. *                                           6,800             17
   Department 56, Inc. *                                              6,000             89
   Jakks Pacific, Inc. *                                              8,950            134
   RC2 Corp. *                                                        4,700            129
   Topps (The) Co.                                                   11,000            105
------------------------------------------------------------------------------------------
                                                                                       557
------------------------------------------------------------------------------------------
   TRANSPORTATION - 1.4%
   Alexander & Baldwin, Inc.                                         15,100            500
   Arkansas Best Corp.                                                8,900            238
   Covenant Transport, Inc., Class A *                                2,700             49
   EGL, Inc. *                                                       11,100            199
   Florida East Coast Industries, Inc.                                5,200            186
   Forward Air Corp. *                                                4,300            141
   Genesee & Wyoming, Inc., Class A *                                 7,350            182
   Gulfmark Offshore, Inc. *                                          4,800             75
   Heartland Express, Inc.                                           11,152            254
   Kansas City Southern, Inc. *                                      21,700            302
   Kirby Corp. *                                                      6,500            220
   Knight Transportation, Inc. *                                      8,562            205
   Landstar System, Inc. *                                           10,100            414
   Maritrans, Inc.                                                    2,400             38
   Offshore Logistics, Inc. *                                         7,227            167
   Old Dominion Freight Line, Inc. *                                  3,900            131
   Overseas Shipholding Group                                         6,300            230
   Pacer International, Inc. *                                        8,700            192
   PAM Transportation Services, Inc. *                                2,000             35
   Petroleum Helicopters *                                            1,300             32
   RailAmerica, Inc. *                                               10,400            125
   SCS Transportation, Inc. *                                         4,900            107
   Seabulk International, Inc. *                                      4,100             36
   U.S. Xpress Enterprises, Inc., Class A *                           2,000             28

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 74 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 99.3% - CONTINUED
TRANSPORTATION - 1.4% - (CONTINUED)
   USF Corp.                                                         10,000           $342
   Yellow Roadway Corp. *                                            14,483            488
------------------------------------------------------------------------------------------
                                                                                     4,916
------------------------------------------------------------------------------------------
TRUCKING & LEASING - 0.1%
   GATX Corp.                                                        15,300            339
   Greenbrier Cos., Inc. *                                            1,900             32
------------------------------------------------------------------------------------------
                                                                                       371
------------------------------------------------------------------------------------------
WATER - 0.2%
   American States Water Co.                                          5,400            132
   California Water Service Group                                     5,500            155
   Connecticut Water Service, Inc.                                    2,850             81
   Middlesex Water Co.                                                3,733             77
   Pico Holdings, Inc. *                                              2,300             38
   SJW Corp.                                                          2,400             83
   Southwest Water Co.                                                5,273             72
------------------------------------------------------------------------------------------
                                                                                       638
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $268,848)                                                                    343,042

                                                                PRINCIPAL
                                                                  AMOUNT         VALUE
                                                                  (000S)         (000S)
CONVERTIBLE BOND - 0.0%
DISTRIBUTION/WHOLESALE - 0.0%
   Timco Aviation Services, Inc., (1)
     8.00%, 1/2/07                                                       $1              -
------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BOND (COST $-)                                                         -

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
INVESTMENT COMPANY- 0.0%
   Gladstone Capital Corp.                                            3,200             72
------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY (COST $59)                                                     72

OTHER - 0.0%
   Escrow MascoTech, Inc.                                             3,700              -
   Escrow Position PetroCorp                                          1,900              -
------------------------------------------------------------------------------------------
TOTAL OTHER (COST $-)                                                                    -

RIGHTS - 0.0%
   CSF Holdings, Inc.                                                 4,212             $-
   Wiltel Communications                                              9,200              -
------------------------------------------------------------------------------------------
TOTAL RIGHTS
------------------------------------------------------------------------------------------
(COST $-)                                                                                -

WARRANTS - 0.0%
   Imperial Credit Industries, Exp. 1/31/08                              33              -
   Optical Cable Corp. Exp. 10/24/07                                    148              -
   Orbital Sciences Corp., Exp. 8/31/04                                 630              5
   Redback Networks, Exp. 1/2/11                                      1,605             11
------------------------------------------------------------------------------------------
TOTAL WARRANTS
------------------------------------------------------------------------------------------
(COST $-)                                                                               16

                                                                PRINCIPAL
                                                                  AMOUNT         VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENTS - 0.5%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                   $1,413          1,413
   U.S. Treasury Bill, (2)
     0.86%, 4/22/04                                                     440            440
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------
(COST $1,853)                                                                        1,853
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 99.8%
------------------------------------------------------------------------------------------
(COST $270,760)                                                                    344,983
   Other Assets less Liabilities - 0.2%                                                555
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $345,538

(1)  FAIR VALUED SECURITY

(2) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

*    NON-INCOME PRODUCING SECURITY

At March 31, 2004, the Small Cap Index Fund had open futures contracts as follows:

                                NOTIONAL                               UNREALIZED
                  NUMBER OF      AMOUNT      CONTRACT      CONTRACT       GAIN
  TYPE            CONTRACTS      (000S)      POSITION        EXP.         (000S)
  Russell 2000        10         $2,953        Long          6/04          $78
 ==============================================================================

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 75 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  SMALL CAP VALUE FUND

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 97.7%
ADVERTISING - 0.0%
   Ventiv Health, Inc. *                                              5,800            $81
------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
   Armor Holdings, Inc. *                                             9,200            305
   Curtiss-Wright Corp.                                               4,400            206
   Ducommun, Inc. *                                                   8,000            187
   Esterline Technologies Corp. *                                    93,000          2,311
   GenCorp, Inc.                                                      4,900             53
   Heico Corp.                                                       17,160            269
   Heico Corp., Class A                                               1,716             21
   Herley Industries, Inc. *                                         33,700            636
   Moog, Inc., Class A *                                              8,100            277
   Triumph Group, Inc. *                                             27,600            912
------------------------------------------------------------------------------------------
                                                                                     5,177
------------------------------------------------------------------------------------------
AGRICULTURE - 0.1%
   Alico, Inc.                                                        1,800             58
   DIMON, Inc.                                                       42,700            303
   Standard Commercial Corp.                                          8,100            150
------------------------------------------------------------------------------------------
                                                                                       511
------------------------------------------------------------------------------------------
AIRLINES - 0.3%
   Atlantic Coast Airlines Holdings, Inc. *                          58,000            422
   Skywest, Inc.                                                     42,951            826
------------------------------------------------------------------------------------------
                                                                                     1,248
------------------------------------------------------------------------------------------
APPAREL - 1.6%
   Hampshire Group Ltd. *                                             2,010             61
   Hartmarx Corp.                                                     8,900             53
   Kellwood Co.                                                      38,850          1,525
   Maxwell Shoe Co., Inc., Class A *                                  3,413             77
   Oxford Industries, Inc.                                            4,100            189
   Phillips-Van Heusen Corp.                                         62,300          1,153
   Russell Corp.                                                     32,500            593
   Skechers U.S.A., Inc., Class A *                                  74,800            981
   Stride Rite Corp.                                                 99,900          1,060
   Superior Uniform Group, Inc.                                      14,400            236
   Wolverine World Wide, Inc.                                        13,500            326
------------------------------------------------------------------------------------------
                                                                                     6,254
------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.7%
   Aftermarket Technology Corp. *                                    83,800          1,231
   Bandag, Inc.                                                      38,000          1,891
   Cooper Tire & Rubber Co.                                          97,300          1,961
   Dura Automotive Systems, Inc., Class A *                           4,300             57
   Modine Manufacturing Co.                                          45,800          1,193
   R & B, Inc. *                                                      3,100             57
   Standard Motor Products, Inc.                                     25,500           $400
------------------------------------------------------------------------------------------
                                                                                     6,790
------------------------------------------------------------------------------------------
BANKS - 8.5%
   1st Source Corp.                                                  45,200          1,113
   1st State Bancorp, Inc.                                            2,599             77
   ABC Bancorp                                                       49,700            942
   Allegiant Bancorp, Inc.                                            2,284             67
   Alliance Financial Corp.                                             400             13
   Bancfirst Corp.                                                   10,315            572
   Bancorp Rhode Island, Inc.                                         1,000             34
   Banknorth Group, Inc.                                             23,692            806
   Banner Corp.                                                      34,063            998
   Berkshire Bancorp, Inc.                                            4,200            245
   BSB Bancorp, Inc.                                                 10,300            398
   Capital Bank Corp.                                                 6,000            101
   Capital Crossing Bank *                                           15,600          1,152
   Cathay General Bancorp                                               669             44
   CB Bancshares, Inc.                                                8,041            562
   Center Financial Corp.                                            10,600            167
   Chemical Financial Corp.                                           6,000            215
   Citizens Banking Corp. of Michigan                                24,800            809
   CNB Florida Bancshares, Inc.                                       2,300             57
   Columbia Banking Systems, Inc.                                       800             22
   Community Bank System, Inc.                                       45,200          2,092
   Community Trust Bancorp, Inc.                                     28,626            945
   Corus Bankshares, Inc.                                            12,000            483
   Fidelity Southern Corp.                                            3,525             52
   Financial Institutions, Inc.                                       7,600            174
   First Charter Corp.                                               39,164            824
   First Citizens Bancshares, Inc., Class A                          10,406          1,280
   First Community Bancorp of California                              4,000            150
   First Financial Corp. of Indiana                                  43,784          1,283
   First Indiana Corp.                                               17,171            346
   First M & F Corp.                                                  8,840            298
   First Merchants Corp.                                             29,930            720
   First Republic Bank                                               19,000            733
   First State Bancorporation                                         1,900             59
   First United Corp.                                                   100              2
   FleetBoston Financial Corp.                                        1,349             61
   Franklin Bancorp Inc. of Michigan                                    500             10
   Fremont General Corp.                                                800             24
   Gold Banc Corp., Inc.                                             61,400          1,001

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 76 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER          VALUE
                                                                 OF SHARES        (000S)
COMMON STOCKS - 97.7% - CONTINUED
BANKS - 8.5% - (CONTINUED)
   Greater Bay Bancorp                                               66,800         $1,954
   Heritage Commerce Corp. *                                          2,900             38
   Integra Bank Corp.                                                17,800            429
   Irwin Financial Corp.                                             18,800            507
   Local Financial Corp. *                                            4,300             94
   LSB Bancshares, Inc.                                               3,461             60
   Macatawa Bank Corp.                                                  300              8
   MainSource Financial Group, Inc.                                   1,704             61
   Merchants & Manufacturers Bancorporation, Inc.                     1,870             82
   MetroCorp. Bancshares, Inc.                                        1,100             16
   Mid-State Bancshares                                               6,000            142
   North Valley Bancorp                                               1,650             29
   Northern States Financial Corp.                                      100              3
   Omega Financial Corp.                                              2,100             77
   PAB Bankshares, Inc.                                               3,900             49
   Pacific Union Bank                                                 8,300            244
   Provident Financial Group, Inc.                                    7,900            317
   Republic Bancorp, Inc. of Kentucky, Class A                       12,545            244
   Republic Bancshares, Inc.                                         23,300            700
   Riggs National Corp.                                              81,595          1,404
   Silicon Valley Bancshares *                                        2,100             68
   Simmons First National Corp., Class A                             29,564            814
   South Financial Group (The), Inc.                                 21,070            623
   State Financial Services Corp., Class A                            8,500            240
   Sun Bancorp, Inc. of New Jersey *                                    100              2
   Sun Bancorp, Inc. of Pennsylvania                                  1,800             35
   Susquehanna Bancshares, Inc.                                      65,200          1,671
   UMB Financial Corp.                                               65,220          3,307
   Unizan Financial Corp.                                             5,500            137
   Vail Banks, Inc.                                                     100              1
   Virginia Financial Group, Inc.                                     1,800             63
   WesBanco, Inc.                                                    12,316            374
   Whitney Holding Corp.                                             17,000            710
   Yardville National Bancorp                                        11,020            272
------------------------------------------------------------------------------------------
                                                                                    33,706
------------------------------------------------------------------------------------------
BEVERAGES - 0.1%
   Robert Mondavi (The) Corp., Class A *                             11,600            439
------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.8%
   Cambrex Corp.                                                     44,300          1,192
   Harvard Bioscience, Inc. *                                       137,000          1,272
   Lexicon Genetics, Inc. *                                          16,400            103
   Serologicals Corp. *                                              38,600           $787
------------------------------------------------------------------------------------------
                                                                                     3,354
------------------------------------------------------------------------------------------
BUILDING MATERIALS - 2.2%
   Apogee Enterprises, Inc.                                           7,700             95
   Eagle Materials, Inc.                                             47,600          2,801
   Genlyte Group, Inc. *                                              6,300            353
   Lennox International, Inc.                                       125,400          2,326
   LSI Industries, Inc.                                              40,028            487
   Martin Marietta Materials, Inc.                                      200              9
   NCI Building Systems, Inc. *                                      41,300            969
   Universal Forest Products, Inc.                                   35,800          1,105
   USG Corp. *                                                       13,900            243
   York International Corp.                                           3,600            142
------------------------------------------------------------------------------------------
                                                                                     8,530
------------------------------------------------------------------------------------------
CHEMICALS - 1.8%
   Arch Chemicals, Inc.                                              60,800          1,717
   Ethyl Corp. *                                                     20,600            408
   Fuller (H.B.) Co.                                                 19,300            549
   Great Lakes Chemical Corp.                                        34,300            818
   Minerals Technologies, Inc.                                       19,600          1,119
   Octel Corp.                                                       24,800            740
   Omnova Solutions, Inc. *                                          27,200            143
   Penford Corp.                                                     32,000            533
   Schulman (A.), Inc.                                               38,200            751
   Stepan Co.                                                        24,400            557
------------------------------------------------------------------------------------------
                                                                                     7,335
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.9%
   ACE Cash Express, Inc. *                                           2,600             78
   Albany Molecular Research, Inc. *                                 40,300            640
   AMN Healthcare Services, Inc. *                                   43,900            806
   Banta Corp.                                                        6,500            301
   Bowne & Co., Inc.                                                108,600          1,857
   Central Parking Corp.                                             39,400            791
   Century Business Services, Inc. *                                244,400          1,200
   Clark, Inc. *                                                     54,500            927
   Consolidated Graphics, Inc. *                                     45,500          1,749
   Cornell Cos., Inc. *                                              13,100            152
   Corrections Corp. of America *                                    37,400          1,331
   Cross Country Healthcare, Inc. *                                   9,200            153
   Dollar Thrifty Automotive Group *                                 82,300          2,080
   Donnelley (R.R.) & Sons Co.                                       15,084            456
   Exponent, Inc. *                                                   2,388             54

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 77 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  SMALL CAP VALUE FUND (CONTINUED)

                                                                  NUMBER          VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 97.7% - CONTINUED
COMMERCIAL SERVICES - 4.9% - (CONTINUED)
   First Consulting Group, Inc. *                                    31,882           $200
   Geo Group, Inc. *                                                    100              2
   Gevity HR, Inc.                                                    1,800             53
   Healthcare Services Group                                         39,024            642
   Insurance Auto Auctions, Inc. *                                      100              1
   Integrated Electrical Services, Inc. *                             9,200            103
   Mail-Well, Inc. *                                                 77,000            344
   MPS Group, Inc. *                                                209,100          2,325
   On Assignment, Inc. *                                            160,300            896
   PRG-Schultz International, Inc. *                                 92,246            406
   SOURCECORP, Inc. *                                                25,800            684
   Stewart Enterprises, Inc., Class A *                              75,600            550
   TeleTech Holdings, Inc. *                                        117,900            738
------------------------------------------------------------------------------------------
                                                                                    19,519
------------------------------------------------------------------------------------------
COMPUTERS - 1.5%
   Catapult Communications Corp. *                                   22,498            401
   CIBER, Inc. *                                                     68,900            758
   Compucom Systems, Inc. *                                          36,949            203
   Hutchinson Technology, Inc. *                                     51,700          1,451
   iGate Corp. *                                                     20,900            146
   Intergraph Corp. *                                                33,300            805
   Iomega Corp. *                                                    43,900            245
   MTS Systems Corp.                                                 27,700            766
   NYFIX, Inc. *                                                     40,600            209
   SI International, Inc. *                                           2,100             49
   SYKES Enterprises, Inc. *                                         11,700             70
   Talx Corp.                                                        28,400            623
   Tier Technologies, Inc., Class B *                                 2,200             24
------------------------------------------------------------------------------------------
                                                                                     5,750
------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.5%
   Brightpoint, Inc. *                                               20,252            311
   Building Material Holding Corp.                                   12,686            223
   Bulova Corp. *                                                     2,400             71
   Handleman Co.                                                      9,700            232
   Hughes Supply, Inc.                                               45,600          2,389
   Timco Aviation Services, Inc. *                                      271              -
   Watsco, Inc.                                                      97,300          2,822
   WESCO International, Inc. *                                        4,800             71
------------------------------------------------------------------------------------------
                                                                                     6,119
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
   California First National Bancorp                                  5,653             73
   CompuCredit Corp. *                                               59,173          1,251
   Credit Acceptance Corp. *                                        107,900         $2,049
   Financial Federal Corp. *                                          9,200            308
   First Albany Cos., Inc.                                           42,632            590
   IndyMac Bancorp, Inc.                                              1,200             43
   Instinet Group, Inc. *                                             8,900             63
   Jefferies Group, Inc.                                             22,200            784
   LaBranche & Co., Inc.                                             15,200            170
   Municipal Mortgage & Equity                                        7,400            190
   SWS Group, Inc.                                                    4,300             77
   United PanAm Financial Corp. *                                     5,200             83
   Westcorp                                                           4,600            203
------------------------------------------------------------------------------------------
                                                                                     5,884
------------------------------------------------------------------------------------------
ELECTRIC - 2.4%
   Avista Corp.                                                      32,500            615
   BayCorp Holdings Ltd. *                                               97              1
   Black Hills Corp.                                                 36,000          1,147
   Central Vermont Public Service Corp.                              56,100          1,262
   Cleco Corp.                                                       43,900            835
   El Paso Electric Co. *                                            52,300            724
   Empire District Electric (The) Co.                                28,800            652
   Green Mountain Power Corp.                                         1,000             26
   Maine & Maritimes Corp.                                              200              7
   OGE Energy Corp.                                                     900             24
   UIL Holdings Corp.                                                56,300          2,712
   Unisource Energy Corp.                                            57,100          1,403
   WPS Resources Corp.                                                  600             29
------------------------------------------------------------------------------------------
                                                                                     9,437
------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
   C&D Technologies, Inc.                                            35,800            598
   Powell Industries, Inc. *                                         26,482            471
------------------------------------------------------------------------------------------
                                                                                     1,069
------------------------------------------------------------------------------------------
ELECTRONICS - 3.1%
   Benchmark Electronics, Inc. *                                    112,750          3,549
   Checkpoint Systems, Inc. *                                         1,900             36
   Methode Electronics, Inc.                                         54,100            698
   OSI Systems, Inc. *                                               45,200            904
   Paxar Corp. *                                                     60,100            886
   PerkinElmer, Inc.                                                 70,400          1,457
   Rofin-Sinar Technologies, Inc. *                                  25,250            754
   Stoneridge, Inc. *                                               125,900          1,815
   Sypris Solutions, Inc.                                            95,000          1,615
   Woodward Governor Co.                                              4,066            259

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 78 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 97.7% - CONTINUED
ELECTRONICS - 3.1% - (CONTINUED)
   Zygo Corp. *                                                      22,900           $358
------------------------------------------------------------------------------------------
                                                                                    12,331
------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.5%
   EMCOR Group, Inc. *                                               13,500            496
   Granite Construction, Inc.                                         1,300             31
   Layne Christensen Co. *                                            3,100             45
   URS Corp. *                                                       43,183          1,243
------------------------------------------------------------------------------------------
                                                                                     1,815
------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.7%
   Bluegreen Corp.                                                   14,400            187
   Gaylord Entertainment Co. *                                       22,500            695
   Steinway Musical Instruments *                                    28,200            904
   Vail Resorts, Inc. *                                              55,300            871
   Zomax, Inc. *                                                      9,200             38
------------------------------------------------------------------------------------------
                                                                                     2,695
------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.8%
   BHA Group Holdings, Inc.                                              24              1
   Calgon Carbon Corp.                                               26,400            203
   Gundle/SLT Environmental, Inc. *                                  26,400            486
   IMCO Recycling, Inc. *                                            67,400            635
   Ionics, Inc. *                                                    48,300          1,372
   Met-Pro Corp.                                                      2,300             39
   TRC Cos., Inc. *                                                  21,600            404
   Waste Industries USA, Inc.                                         6,000             62
------------------------------------------------------------------------------------------
                                                                                     3,202
------------------------------------------------------------------------------------------
FOOD - 2.3%
   Chiquita Brands International, Inc. *                             40,100            836
   Corn Products International, Inc.                                 85,400          3,416
   Flowers Foods, Inc.                                               30,650            804
   Ingles Markets, Inc., Class A                                      3,700             40
   International Multifoods Corp. *                                  15,600            386
   Interstate Bakeries *                                             39,100            445
   J & J Snack Foods Corp.                                            2,200             99
   Lance, Inc.                                                        8,900            146
   M & F Worldwide Corp. *                                              100              1
   Nash Finch Co.                                                    10,200            242
   Ralcorp Holdings, Inc. *                                           7,400            225
   Ruddick Corp.                                                     71,200          1,441
   Seaboard Corp.                                                     1,940            650
   Weis Markets, Inc.                                                13,900            469
------------------------------------------------------------------------------------------
                                                                                     9,200
------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.6%
   Glatfelter Co.                                                    21,400           $241
   Louisiana-Pacific Corp.                                           65,600          1,692
   Rock-Tenn Co., Class A                                            24,000            346
   Wausau-Mosinee Paper Corp.                                        17,500            247
------------------------------------------------------------------------------------------
                                                                                     2,526
------------------------------------------------------------------------------------------
GAS - 1.4%
   Laclede Group (The), Inc.                                         16,300            494
   Northwest Natural Gas Co.                                         36,100          1,128
   NUI Corp.                                                          8,800            149
   SEMCO Energy, Inc.                                               147,100            833
   South Jersey Industries, Inc.                                     11,100            454
   Southwest Gas Corp.                                              108,100          2,529
------------------------------------------------------------------------------------------
                                                                                     5,587
------------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.6%
   Kennametal, Inc.                                                  30,500          1,259
   Regal-Beloit Corp.                                                50,700          1,013
------------------------------------------------------------------------------------------
                                                                                     2,272
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 1.5%
   Conmed Corp. *                                                    35,897          1,061
   Hanger Orthopedic Group, Inc. *                                   42,000            758
   Microtek Medical Holdings, Inc. *                                109,026            498
   Ocular Sciences, Inc. *                                           25,800            752
   PolyMedica Corp.                                                   5,400            145
   PSS World Medical, Inc. *                                        109,300          1,223
   Sola International, Inc. *                                        42,250            982
   Viasys Healthcare, Inc. *                                         22,800            516
------------------------------------------------------------------------------------------
                                                                                     5,935
------------------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.3%
   American Medical Security Group, Inc. *                           30,200            807
   Chronimed, Inc. *                                                  3,200             25
   Orthodontic Centers of America, Inc. *                           132,800          1,049
   Pediatrix Medical Group, Inc. *                                   13,500            850
   Province Healthcare Co. *                                         56,600            900
   Sunrise Senior Living, Inc. *                                     41,700          1,495
------------------------------------------------------------------------------------------
                                                                                     5,126
------------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.2%
   Resource America, Inc., Class A                                    6,202            115
   Walter Industries, Inc.                                           49,300            588
------------------------------------------------------------------------------------------
                                                                                       703
------------------------------------------------------------------------------------------
HOME BUILDERS - 1.2%
   Beazer Homes USA, Inc.                                             5,600            593

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 79 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  SMALL CAP VALUE FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 97.7% - CONTINUED
HOME BUILDERS - 1.2% - (CONTINUED)
   Coachmen Industries, Inc.                                         14,300           $239
   Dominion Homes, Inc. *                                             7,000            266
   Levitt Corp., Class A *                                           16,725            410
   M/I Homes, Inc.                                                    1,300             61
   MDC Holdings, Inc.                                                 2,640            186
   Modtech Holdings, Inc. *                                          70,749            524
   Orleans Homebuilders, Inc. *                                       3,200             77
   Palm Harbor Homes, Inc. *                                         23,400            490
   Ryland Group, Inc.                                                 2,600            231
   Skyline Corp.                                                        300             12
   Standard-Pacific Corp.                                            19,600          1,176
   Technical Olympic USA, Inc. *                                         15              -
   Toll Brothers, Inc. *                                              7,200            327
   William Lyon Homes, Inc. *                                           200             19
------------------------------------------------------------------------------------------
                                                                                     4,611
------------------------------------------------------------------------------------------
HOME FURNISHINGS - 0.2%
   Applica, Inc. *                                                    6,000             67
   Bassett Furniture Industries, Inc.                                 3,000             60
   Fedders Corp.                                                      7,500             43
   Flexsteel Industries, Inc.                                        15,800            324
   Salton, Inc. *                                                    19,200            180
------------------------------------------------------------------------------------------
                                                                                       674
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.5%
   American Banknote Corp. *                                             27              -
   Central Garden and Pet Co. *                                       5,400            194
   CSS Industries, Inc.                                              43,850          1,458
   Russ Berrie & Co., Inc.                                            6,100            214
   Water Pik Technologies, Inc. *                                     4,900             69
------------------------------------------------------------------------------------------
                                                                                     1,935
------------------------------------------------------------------------------------------
HOUSEWARES - 0.1%
   Enesco Group, Inc. *                                              26,000            299
   Lifetime Hoan Corp.                                                2,700             47
   Toro Co.                                                             800             50
------------------------------------------------------------------------------------------
                                                                                       396
------------------------------------------------------------------------------------------
INSURANCE - 4.5%
   AmerUs Group Co.                                                   8,400            339
   Baldwin & Lyons, Inc., Class B                                     3,000             87
   CNA Surety Corp. *                                                32,500            359
   Commerce Group, Inc.                                               8,100            389
   Crawford & Co., Class A                                            8,200             40
   Delphi Financial Group, Inc., Class A                             12,300            517
   EMC Insurance Group, Inc.                                          6,270            132
   Erie Family Life Insurance Co.                                     6,500           $205
   FBL Financial Group, Inc., Class A                                19,400            545
   Financial Industries Corp.                                        25,490            338
   Great American Financial Resources, Inc.                          63,500          1,001
   Harleysville Group, Inc.                                          30,490            568
   Horace Mann Educators Corp.                                       38,300            602
   Independence Holding Co.                                           7,500            231
   Kansas City Life Insurance Co.                                     3,000            128
   Landamerica Financial Group, Inc.                                 41,700          1,887
   Midland (The) Co.                                                  6,337            158
   Navigators Group, Inc. *                                          14,400            414
   Penn-America Group, Inc.                                           9,750            143
   ProAssurance Corp. *                                              52,998          1,855
   PXRE Group Ltd.                                                      900             25
   Safety Insurance Group, Inc.                                       3,900             74
   Selective Insurance Group, Inc.                                   43,300          1,519
   Stewart Information Services Corp.                                65,100          2,559
   UICI *                                                           131,800          1,945
   United Fire & Casualty Co.                                        15,564            658
   Universal American Financial Corp. *                              97,800          1,174
------------------------------------------------------------------------------------------
                                                                                    17,892
------------------------------------------------------------------------------------------
INTERNET - 1.0%
   AsiaInfo Holdings, Inc. *                                        107,500            701
   ePlus, Inc. *                                                     15,000            194
   Neoforma, Inc. *                                                  24,500            266
   Net2Phone, Inc. *                                                  2,048             11
   NetBank, Inc.                                                    139,824          1,707
   Valueclick, Inc. *                                                98,200          1,061
------------------------------------------------------------------------------------------
                                                                                     3,940
------------------------------------------------------------------------------------------
IRON/STEEL - 1.8%
   Gibraltar Steel Corp.                                             48,302          1,187
   Material Sciences Corp. *                                         51,800            570
   Reliance Steel & Aluminum Co.                                     72,900          2,562
   Steel Dynamics, Inc. *                                           102,900          2,550
   Steel Technologies, Inc.                                           7,600            147
------------------------------------------------------------------------------------------
                                                                                     7,016
------------------------------------------------------------------------------------------
LEISURE TIME - 1.1%
   Callaway Golf Co.                                                 41,300            784
   K2, Inc. *                                                        52,200            837
   Navigant International, Inc. *                                    60,300          1,085
   Pegasus Solutions, Inc. *                                        126,524          1,478

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 80 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER          VALUE
                                                                 OF SHARES        (000S)
COMMON STOCKS - 97.7% - CONTINUED
LEISURE TIME - 1.1% - (CONTINUED)
   WMS Industries, Inc. *                                             9,400           $291
------------------------------------------------------------------------------------------
                                                                                     4,475
------------------------------------------------------------------------------------------
LODGING - 0.8%
   Aztar Corp. *                                                     25,500            625
   Boca Resorts, Inc., Class A *                                     28,600            499
   Extended Stay America, Inc.                                       34,800            674
   Marcus Corp.                                                      69,350          1,203
------------------------------------------------------------------------------------------
                                                                                     3,001
------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.9%
   JLG Industries, Inc.                                              37,100            530
   Terex Corp. *                                                     84,300          3,117
------------------------------------------------------------------------------------------
                                                                                     3,647
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.8%
   Alamo Group, Inc.                                                 11,500            200
   Applied Industrial Technologies, Inc.                             45,900          1,043
   Cascade Corp.                                                     13,000            264
   Cummins, Inc.                                                      1,500             88
   Flowserve Corp. *                                                 54,400          1,140
   Gardner Denver, Inc. *                                             5,700            154
   Gerber Scientific, Inc. *                                         27,000            183
   Kadant, Inc. *                                                    28,500            594
   Robbins & Myers, Inc.                                              5,300            114
   Sauer-Danfoss, Inc.                                              114,100          1,560
   Stewart & Stevenson Services, Inc.                                77,500          1,133
   Tecumseh Products Co., Class A                                       600             25
   Thomas Industries, Inc.                                           19,200            605
------------------------------------------------------------------------------------------
                                                                                     7,103
------------------------------------------------------------------------------------------
MEDIA - 0.8%
   American Satellite Network *                                         255              -
   Liberty Corp.                                                     34,400          1,592
   Media General, Inc., Class A                                      16,000          1,076
   Pulitzer, Inc.                                                     2,400            116
   Scholastic Corp. *                                                16,100            439
------------------------------------------------------------------------------------------
                                                                                     3,223
------------------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.3%
   Ampco-Pittsburgh Corp.                                             2,500             32
   CIRCOR International, Inc.                                        39,800            899
   Commercial Metals Co.                                             70,900          2,257
   Intermet Corp.                                                     1,900              9
   Mueller Industries, Inc.                                          15,700            534
   Precision Castparts Corp.                                          5,921            261
   Quanex Corp.                                                      13,500           $574
   Shaw Group (The), Inc. *                                          44,700            484
------------------------------------------------------------------------------------------
                                                                                     5,050
------------------------------------------------------------------------------------------
MINING - 0.3%
   Amcol International Corp.                                         56,100            979
   RTI International Metals, Inc. *                                   7,000            111
   USEC, Inc.                                                        18,200            154
------------------------------------------------------------------------------------------
                                                                                     1,244
------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.5%
   Acuity Brands, Inc.                                                5,000            119
   Ameron International Corp.                                        39,300          1,326
   ESCO Technologies, Inc. *                                         14,000            646
   Flanders Corp. *                                                  32,817            231
   Griffon Corp. *                                                    1,710             37
   Jacuzzi Brands, Inc. *                                            19,100            179
   Lydall, Inc. *                                                     6,400             65
   Myers Industries, Inc.                                            30,400            374
   Smith (A.O.) Corp.                                                66,500          1,925
   Standex International Corp.                                       10,600            286
   Tredegar Corp.                                                    32,900            481
   Trinity Industries, Inc.                                           9,200            256
------------------------------------------------------------------------------------------
                                                                                     5,925
------------------------------------------------------------------------------------------
OIL & GAS - 2.2%
   Atwood Oceanics, Inc. *                                            3,500            125
   Carrizo Oil & Gas, Inc. *                                         14,200            103
   Clayton Williams Energy, Inc. *                                   27,400            951
   Harvest Natural Resources, Inc. *                                112,900          1,649
   Houston Exploration Co. *                                         26,700          1,194
   Magnum Hunter Resources, Inc. *                                   72,300            733
   Nuevo Energy Co. *                                                 1,400             46
   Petroleum Development Corp. *                                     14,800            424
   Range Resources Corp.                                            133,600          1,620
   Vintage Petroleum, Inc.                                          122,900          1,802
------------------------------------------------------------------------------------------
                                                                                     8,647
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.7%
   Lufkin Industries, Inc.                                           15,010            471
   Matrix Service Co. *                                               8,000            108
   Oil States International, Inc. *                                  92,500          1,243
   Seacor Holdings, Inc. *                                            3,100            127
   Universal Compression Holdings, Inc. *                               300             10
   Willbros Group, Inc. *                                            57,000            856
------------------------------------------------------------------------------------------
                                                                                     2,815
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 81 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  SMALL CAP VALUE FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 97.7% - CONTINUED
PACKAGING & CONTAINERS - 0.3%
   Chesapeake Corp.                                                  41,475           $990
   Greif, Inc., Class A                                               4,500            157
------------------------------------------------------------------------------------------
                                                                                     1,147
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.5%
   Curative Health Services, Inc. *                                  21,000            281
   Guilford Pharmaceuticals, Inc. *                                  11,800             85
   MIM Corp. *                                                        6,500             49
   Nabi Biopharmaceuticals *                                         20,500            319
   Omega Protein Corp. *                                             63,100            459
   Valeant Pharmaceuticals International                             36,600            874
------------------------------------------------------------------------------------------
                                                                                     2,067
------------------------------------------------------------------------------------------
PIPELINES - 0.4%
   Kinder Morgan Management LLC *                                    15,600            660
   Kinder Morgan Management LLC *                                         1              -
   Magellan Midstream Partners                                        3,900            214
   TC Pipelines LP                                                    2,000             73
   Transmontaigne, Inc. *                                           120,500            735
------------------------------------------------------------------------------------------
                                                                                     1,682
------------------------------------------------------------------------------------------
REAL ESTATE - 0.7%
   Avatar Holdings, Inc. *                                            2,400             90
   Bresler & Reiner, Inc. *                                           1,100             56
   Jones Lang LaSalle, Inc. *                                        48,300          1,242
   LNR Property Corp.                                                11,750            629
   Trammell Crow Co. *                                               48,700            683
------------------------------------------------------------------------------------------
                                                                                     2,700
------------------------------------------------------------------------------------------
REITS - 9.9%
   Acadia Realty Trust                                               28,800            406
   American Home Mortgage Investment Corp.                            5,532            159
   American Land Lease, Inc.                                         24,300            496
   American Mortgage Acceptance Co.                                  16,300            294
   AMLI Residential Properties Trust                                  4,800            136
   Anthracite Capital, Inc.                                          31,200            397
   Anworth Mortgage Asset Corp.                                      48,500            677
   Bedford Property Investors, Inc.                                   8,600            262
   Brandywine Realty Trust                                           34,600          1,057
   Burnham Pacific Properties, Inc.                                  29,900              8
   Camden Property Trust                                              5,300            238
   Capital Trust, Class A                                            11,133            290
   Commercial Net Lease Realty                                      123,231          2,434
   Correctional Properties Trust                                     16,500            508
   EastGroup Properties, Inc.                                        21,300            756
   Equity One, Inc.                                                  45,028            865
   First Industrial Realty Trust, Inc.                               11,600           $458
   Glenborough Realty Trust, Inc.                                    88,800          1,985
   Great Lakes REIT, Inc.                                            18,800            291
   Healthcare Realty Trust, Inc.                                      4,200            179
   Heritage Property Investment Trust                                13,900            432
   Highwoods Properties, Inc.                                        41,000          1,075
   Home Properties, Inc.                                             72,200          2,942
   HRPT Properties Trust                                              2,800             32
   Innkeepers USA Trust                                              68,900            630
   Investors Real Estate Trust                                        9,400             92
   Keystone Property Trust                                            6,000            146
   Kilroy Realty Corp.                                               43,800          1,555
   Koger Equity, Inc.                                                70,800          1,662
   LaSalle Hotel Properties                                           6,700            158
   LTC Properties, Inc.                                               6,000            109
   MFA Mortgage Investments, Inc.                                   103,900          1,049
   Mid-America Apartment Communities, Inc.                              300             11
   Mission West Properties                                            4,500             60
   Monmouth Reit, Class A                                             3,800             34
   National Health Investors, Inc.                                   34,900          1,075
   National Health Realty, Inc.                                       8,500            159
   Newcastle Investment Corp.                                        76,700          2,585
   OMEGA Healthcare Investors, Inc.                                  12,200            133
   One Liberty Properties, Inc.                                       2,700             61
   Parkway Properties, Inc.                                          24,500          1,145
   Post Properties, Inc.                                              9,600            276
   Prentiss Properties Trust                                         54,600          2,015
   PS Business Parks, Inc.                                           46,100          2,137
   RAIT Investment Trust                                             29,500            872
   Ramco-Gershenson Properties                                       10,400            293
   Regency Centers Corp.                                              4,100            192
   Senior Housing Properties Trust                                   56,600          1,104
   Sizeler Property Investors                                           400              5
   SL Green Realty Corp.                                             87,100          4,155
   Sovran Self Storage, Inc.                                          7,900            330
   Summit Properties, Inc.                                           11,900            284
   Thornburg Mortgage, Inc.                                           4,000            124
   Winston Hotels, Inc.                                              61,900            652
------------------------------------------------------------------------------------------
                                                                                    39,480
------------------------------------------------------------------------------------------
RETAIL - 7.9%
   AnnTaylor Stores Corp. *                                          12,400            531
   Blair Corp.                                                        9,200            245

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 82 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 97.7% - CONTINUED
RETAIL - 7.9% - (CONTINUED)
   Brookstone, Inc. *                                                40,000         $1,100
   Burlington Coat Factory Warehouse Corp.                           49,020            971
   Casey's General Stores, Inc.                                      15,800            262
   Cash America International, Inc.                                   1,100             25
   Charlotte Russe Holding, Inc. *                                   52,800            966
   Charming Shoppes, Inc. *                                         139,400          1,086
   CKE Restaurants, Inc. *                                            1,800             18
   Copart, Inc. *                                                    55,400          1,204
   Dave & Buster's, Inc. *                                            3,400             51
   Dress Barn, Inc. *                                                18,144            318
   Duane Reade, Inc. *                                               44,100            747
   Finlay Enterprises, Inc. *                                         8,200            148
   First Cash Financial Services, Inc. *                              2,600             87
   Foot Locker, Inc.                                                  7,300            188
   Frisch's Restaurants, Inc.                                         1,300             36
   Galyan's Trading Co., Inc. *                                       4,400             44
   GameStop Corp., Class A *                                         47,700            860
   Goody's Family Clothing, Inc.                                      8,300            118
   Group 1 Automotive, Inc. *                                         4,000            145
   Haverty Furniture Cos., Inc.                                       9,700            206
   IHOP Corp.                                                         1,000             34
   Landry's Restaurants, Inc.                                        67,500          2,014
   Linens 'N Things, Inc. *                                          33,100          1,172
   Lithia Motors, Inc., Class A                                       7,000            194
   Lone Star Steakhouse & Saloon, Inc.                               78,815          2,301
   Longs Drug Stores Corp.                                           47,400            893
   MarineMax, Inc. *                                                 42,200          1,121
   Men's Wearhouse, Inc. *                                           17,300            460
   Movado Group, Inc.                                                 3,400            102
   Neiman Marcus Group (The), Inc., Class A                           6,500            351
   Noland Co.                                                         3,474            158
   O'Charleys, Inc. *                                                 5,300             97
   Pantry (The), Inc. *                                              50,600          1,008
   Payless Shoesource, Inc. *                                        17,300            242
   Pep Boys - Manny, Moe & Jack                                      81,200          2,253
   Rex Stores Corp. *                                                12,300            194
   School Specialty, Inc. *                                           7,300            260
   Shoe Carnival, Inc. *                                             25,400            393
   ShopKo Stores, Inc. *                                             48,200            705
   Smart & Final, Inc. *                                             49,600            569
   Sonic Automotive, Inc.                                            57,800          1,448
   Sports Authority (The), Inc. *                                    22,666            908
   Stage Stores, Inc. *                                               5,300           $205
   Steak n Shake (The) Co. *                                          2,200             42
   Stein Mart, Inc. *                                                54,093            747
   TBC Corp. *                                                       36,878          1,083
   United Auto Group, Inc.                                           54,400          1,488
   West Marine, Inc. *                                               50,300          1,602
   Whitehall Jewellers, Inc. *                                        7,400             68
   Worldwide Restaurant Concepts, Inc. *                              7,500             23
------------------------------------------------------------------------------------------
                                                                                    31,491
------------------------------------------------------------------------------------------
SAVINGS & LOANS - 7.0%
   BankAtlantic Bancorp, Inc., Class A                               66,900          1,135
   BankUnited Financial Corp., Class A *                             24,500            728
   BostonFed Bancorp, Inc.                                           12,200            418
   Brookline Bancorp, Inc.                                           87,067          1,389
   Camco Financial Corp.                                              7,458            122
   CFS Bancorp, Inc.                                                 44,168            647
   Citizens First Bancorp, Inc.                                       9,100            220
   Citizens South Banking Corp.                                       6,000             81
   Coastal Bancorp, Inc.                                              2,659            110
   Commercial Federal Corp.                                         114,300          3,155
   Connecticut Bancshares, Inc.                                       1,259             65
   Downey Financial Corp.                                            16,900            894
   EFC Bancorp, Inc.                                                  9,000            250
   EverTrust Financial Group, Inc.                                    1,800             33
   First Defiance Financial Corp.                                    20,169            562
   First Niagara Financial Group, Inc.                                1,609             22
   First Place Financial Corp. of Ohio                               43,005            780
   First SecurityFed Financial, Inc.                                  2,700             94
   FirstBank NW Corp.                                                   690             20
   FirstFed America Bancorp, Inc.                                    38,600          1,076
   FirstFed Financial Corp. *                                        45,900          2,117
   FloridaFirst Bancorp                                               1,400             38
   GA Financial, Inc.                                                15,600            547
   Hawthorne Financial Corp. *                                       21,850            961
   HMN Financial, Inc.                                                  590             16
   Home Federal Bancorp                                                 497             13
   Horizon Financial Corp.                                            3,774             70
   Itla Capital Corp. *                                              18,100            895
   MAF Bancorp, Inc.                                                 16,042            697
   MASSBANK Corp.                                                    10,500            418
   MutualFirst Financial, Inc.                                       19,100            460
   Northeast Pennsylvania Financial Corp.                               300              5

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 83 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  SMALL CAP VALUE FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 97.7% - CONTINUED
SAVINGS & LOANS - 7.0% - (CONTINUED)
   Pamrapo Bancorp, Inc.                                                200             $6
   Parkvale Financial Corp.                                           1,687             48
   PennFed Financial Services, Inc.                                   1,700             60
   PFF Bancorp, Inc.                                                 31,780          1,212
   Provident Financial Holdings *                                     1,800             47
   Seacoast Financial Services Corp.                                  7,561            253
   Sound Federal Bancorp, Inc.                                        5,890             87
   Sterling Financial Corp. of Washington *                          43,712          1,612
   Timberland Bancorp, Inc.                                           5,700            133
   United Community Financial Corp.                                 153,000          1,994
   Waypoint Financial Corp.                                         141,604          3,798
   Westfield Financial, Inc.                                          2,500             62
   Woronoco Bancorp, Inc.                                             7,200            257
------------------------------------------------------------------------------------------
                                                                                    27,607
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.2%
   ESS Technology, Inc. *                                            60,100            881
------------------------------------------------------------------------------------------
SOFTWARE - 1.1%
   Activision, Inc. *                                                10,500            166
   American Management Systems, Inc. *                               16,000            307
   eFunds Corp. *                                                   100,900          1,655
   JDA Software Group, Inc. *                                        52,600            765
   Midway Games, Inc. *                                             142,000          1,034
   Phoenix Technologies Ltd. *                                      102,000            550
------------------------------------------------------------------------------------------
                                                                                     4,477
------------------------------------------------------------------------------------------
STORAGE/WAREHOUSING - 0.0%
   Mobile Mini, Inc. *                                                9,800            170
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.2%
   Aeroflex, Inc. *                                                  64,800            872
   Andrew Corp. *                                                    51,100            894
   Anixter International, Inc. *                                     17,600            497
   Atlantic Tele-Network, Inc.                                          900             28
   Cable Design Technologies Corp. *                                 31,000            294
   Comtech Telecommunications *                                       6,600            153
   CT Communications, Inc.                                           55,786            772
   EMS Technologies, Inc. *                                          73,400          1,417
   Hypercom Corp. *                                                 155,000          1,231
   Powerwave Technologies, Inc. *                                    78,200            610
   Price Communications Corp. *                                      27,500            432
   Sunrise Telecom, Inc. *                                           68,955            258
   U.S. Cellular Corp. *                                             30,900          1,194
------------------------------------------------------------------------------------------
                                                                                     8,652
------------------------------------------------------------------------------------------
TEXTILES - 0.4%
   Angelica Corp.                                                     2,400            $55
   G & K Services, Inc., Class A                                      5,300            197
   Quaker Fabric Corp.                                               37,600            338
   Unifirst Corp. of Massachusetts                                   34,900            962
------------------------------------------------------------------------------------------
                                                                                     1,552
------------------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.6%
   Department 56, Inc. *                                             33,700            498
   Jakks Pacific, Inc. *                                             88,450          1,327
   RC2 Corp. *                                                       18,900            520
------------------------------------------------------------------------------------------
                                                                                     2,345
------------------------------------------------------------------------------------------
TRANSPORTATION - 2.0%
   Alexander & Baldwin, Inc.                                         43,215          1,430
   Celadon Group, Inc. *                                              2,000             33
   Covenant Transport, Inc., Class A *                               21,800            393
   Dynamex, Inc. *                                                       63              1
   Genesee & Wyoming, Inc., Class A *                                 8,200            203
   Gulfmark Offshore, Inc. *                                         28,800            452
   Kansas City Southern, Inc. *                                      64,700            899
   Marten Transport Ltd. *                                            6,450            123
   Offshore Logistics, Inc. *                                        44,300          1,021
   OMI Corp.                                                        153,700          1,758
   U.S. Xpress Enterprises, Inc., Class A *                          42,200            600
   USA Truck, Inc. *                                                  2,700             26
   USF Corp.                                                         29,700          1,016
------------------------------------------------------------------------------------------
                                                                                     7,955
------------------------------------------------------------------------------------------
TRUCKING & LEASING - 0.3%
   GATX Corp.                                                        42,500            942
   Greenbrier Cos., Inc. *                                            3,600             61
   Interpool, Inc.                                                    8,600            129
------------------------------------------------------------------------------------------
                                                                                     1,132
------------------------------------------------------------------------------------------
WATER - 0.0%
   American States Water Co.                                          5,300            129
   California Water Service Group                                       600             17
------------------------------------------------------------------------------------------
                                                                                       146
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $286,506)                                                                    387,673

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 84 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                PRINCIPAL
                                                                  AMOUNT         VALUE
                                                                  (000S)         (000S)
CONVERTIBLE BOND - 0.0%
DISTRIBUTION/WHOLESALE - 0.0%
   Timco Aviation Services, Inc., (1)
     8.00%, 1/2/07                                                       $1             $-
------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BOND
------------------------------------------------------------------------------------------
(COST $-)                                                                                -

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
INVESTMENT COMPANY- 0.5%
   iShares Russell 2000 Value Index Fund                             12,000          2,055
------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY
------------------------------------------------------------------------------------------
(COST $1,830)                                                                        2,055

OTHER - 0.0%
   Escrow American Medical Electronics, Inc.                          5,000              -
   Escrow American Medical Electronics, Inc.                          5,000              -
   Escrow DLB Oil & Gas                                               2,100              -
------------------------------------------------------------------------------------------
TOTAL OTHER
------------------------------------------------------------------------------------------
(COST $-)                                                                                -

WARRANTS - 0.0%
   American Banknote Corp., Exp. 10/1/07                                  9              -
   American Banknote Corp., Exp. 10/1/07                                  9              -
   Orbital Sciences Corp., Exp. 8/31/04                               1,290             10
   Timco Aviation Services, Inc., Exp. 2/27/07                          864              -
------------------------------------------------------------------------------------------
TOTAL WARRANTS
------------------------------------------------------------------------------------------
(COST $-)                                                                               10

                                                                PRINCIPAL
                                                                  AMOUNT         VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENTS - 2.4%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                   $8,347          8,347
   U.S. Treasury Bill, (2)
     0.90%, 4/22/04                                                   1,155          1,154
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------
(COST $9,501)                                                                        9,501

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.6%
------------------------------------------------------------------------------------------
(COST $297,837)                                                                    399,239
   Liabilities less Other Assets - (0.6)%                                           (2,273)
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $396,966

(1)  FAIR VALUED SECURITY

(2) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

*    NON-INCOME PRODUCING SECURITY


At March 31, 2004, the Small Cap Value Fund had open futures contracts as follows:

                                   NOTIONAL                                     UNREALIZED
                   NUMBER OF        AMOUNT        CONTRACT      CONTRACT           GAINS
TYPE               CONTRACTS        (000S)        POSITION        EXP.            (000S)
Russell 2000          26            $7,676          Long          6/04             $278

S&P/Barra
Value                 16             2,266          Long          6/04               45
------------------------------------------------------------------------------------------
Total                                                                              $323

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 85 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  STOCK INDEX FUND

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.9%
ADVERTISING - 0.2%
   Interpublic Group of Cos. (The), Inc. *                           15,100           $232
   Omnicom Group                                                      7,100            570
------------------------------------------------------------------------------------------
                                                                                       802
------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.5%
   Boeing (The) Co.                                                  31,568          1,296
   General Dynamics Corp.                                             7,300            652
   Goodrich Corp.                                                     4,400            124
   Lockheed Martin Corp.                                             16,746            764
   Northrop Grumman Corp.                                             6,899            679
   Raytheon Co.                                                      15,400            483
   Rockwell Collins, Inc.                                             6,700            212
   United Technologies Corp.                                         19,100          1,648
------------------------------------------------------------------------------------------
                                                                                     5,858
------------------------------------------------------------------------------------------
AGRICULTURE - 1.2%
   Altria Group, Inc.                                                75,900          4,133
   Monsanto Co.                                                       9,941            364
   RJ Reynolds Tobacco Holdings, Inc.                                 3,200            194
   UST, Inc.                                                          6,200            224
------------------------------------------------------------------------------------------
                                                                                     4,915
------------------------------------------------------------------------------------------
AIRLINES - 0.1%
   Delta Air Lines, Inc. *                                            4,800             38
   Southwest Airlines Co.                                            29,530            420
------------------------------------------------------------------------------------------
                                                                                       458
------------------------------------------------------------------------------------------
APPAREL - 0.3%
   Jones Apparel Group, Inc.                                          4,800            173
   Liz Claiborne, Inc.                                                4,000            147
   NIKE, Inc., Class B                                                9,800            763
   Reebok International Ltd.                                          2,200             91
   VF Corp.                                                           4,028            188
------------------------------------------------------------------------------------------
                                                                                     1,362
------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.6%
   Ford Motor Co.                                                    67,875            921
   General Motors Corp.                                              20,800            980
   Navistar International Corp. *                                     2,580            118
   PACCAR, Inc.                                                       6,435            362
------------------------------------------------------------------------------------------
                                                                                     2,381
------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.2%
   Cooper Tire & Rubber Co.                                           2,800             56
   Dana Corp.                                                         5,572            111
   Delphi Corp.                                                      20,710            206
   Goodyear Tire & Rubber (The) Co. *                                 6,758            $58
   Johnson Controls, Inc.                                             6,800            402
   Visteon Corp.                                                      5,099             49
------------------------------------------------------------------------------------------
                                                                                       882
------------------------------------------------------------------------------------------
BANKS - 6.8%
   AmSouth Bancorp                                                   13,150            309
   Bank of America Corp.                                             53,757          4,353
   Bank of New York Co. (The), Inc.                                  28,700            904
   Bank One Corp.                                                    41,546          2,265
   BB&T Corp.                                                        20,200            713
   Charter One Financial, Inc.                                        8,454            299
   Comerica, Inc.                                                     6,550            356
   Fifth Third Bancorp                                               22,061          1,222
   First Tennessee National Corp.                                     4,700            224
   FleetBoston Financial Corp.                                       39,553          1,776
   Huntington Bancshares, Inc.                                        8,572            190
   KeyCorp                                                           15,700            476
   M&T Bank Corp.                                                     4,500            404
   Marshall & Ilsley Corp.                                            8,500            321
   Mellon Financial Corp.                                            16,100            504
   National City Corp.                                               22,500            801
   North Fork Bancorporation, Inc.                                    5,700            241
   PNC Financial Services Group, Inc.                                10,400            576
   Regions Financial Corp.                                            8,400            307
   SouthTrust Corp.                                                  12,500            415
   State Street Corp.                                                12,600            657
   SunTrust Banks, Inc.                                              10,600            739
   Synovus Financial Corp.                                           11,350            278
   U.S. Bancorp                                                      71,177          1,968
   Union Planters Corp.                                               7,100            212
   Wachovia Corp.                                                    48,774          2,292
   Wells Fargo & Co.                                                 62,757          3,556
   Zions Bancorporation                                               3,400            194
------------------------------------------------------------------------------------------
                                                                                    26,552
------------------------------------------------------------------------------------------
BEVERAGES - 2.7%
   Anheuser-Busch Cos., Inc.                                         30,188          1,540
   Brown-Forman Corp., Class B                                        4,600            219
   Coca-Cola (The) Co.                                               90,600          4,557
   Coca-Cola Enterprises, Inc.                                       17,000            411
   Coors (Adolph) Co., Class B                                        1,400             97
   Pepsi Bottling Group, Inc.                                         9,600            286

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 86 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.9% - CONTINUED
BEVERAGES - 2.7% - (CONTINUED)
   PepsiCo, Inc.                                                     63,380         $3,413
------------------------------------------------------------------------------------------
                                                                                    10,523
------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.1%
   Amgen, Inc. *                                                     47,836          2,783
   Biogen Idec, Inc. *                                               12,155            676
   Chiron Corp. *                                                     7,000            308
   Genzyme Corp. *                                                    8,300            390
   Medimmune, Inc. *                                                  9,200            212
   Millipore Corp. *                                                  1,800             93
------------------------------------------------------------------------------------------
                                                                                     4,462
------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.3%
   American Standard Companies, Inc. *                                2,700            307
   Masco Corp.                                                       16,800            512
   Vulcan Materials Co.                                               3,800            180
------------------------------------------------------------------------------------------
                                                                                       999
------------------------------------------------------------------------------------------
CHEMICALS - 1.5%
   Air Products & Chemicals, Inc.                                     8,400            421
   Ashland, Inc.                                                      2,600            121
   Dow Chemical (The) Co.                                            34,471          1,389
   du Pont (E.I.) de Nemours & Co.                                   36,977          1,561
   Eastman Chemical Co.                                               2,875            123
   Ecolab, Inc.                                                       9,500            271
   Engelhard Corp.                                                    4,662            139
   Great Lakes Chemical Corp.                                         1,900             45
   Hercules, Inc. *                                                   4,300             49
   International Flavors & Fragrances, Inc.                           3,600            128
   PPG Industries, Inc.                                               6,400            373
   Praxair, Inc.                                                     12,000            446
   Rohm & Haas Co.                                                    8,243            328
   Sherwin-Williams (The) Co.                                         5,500            211
   Sigma-Aldrich Corp.                                                2,600            144
------------------------------------------------------------------------------------------
                                                                                     5,749
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.9%
   Apollo Group, Inc., Class A *                                      6,500            560
   Cendant Corp.                                                     37,308            910
   Convergys Corp. *                                                  5,400             82
   Deluxe Corp.                                                       1,900             76
   Donnelley (R.R.) & Sons Co.                                        8,000            242
   Equifax, Inc.                                                      5,300            137
   H&R Block, Inc.                                                    6,600            337
   McKesson Corp.                                                    10,741           $323
   Moody's Corp.                                                      5,502            389
   Paychex, Inc.                                                     14,100            502
   Robert Half International, Inc. *                                  6,300            149
------------------------------------------------------------------------------------------
                                                                                     3,707
------------------------------------------------------------------------------------------
COMPUTERS - 4.0%
   Apple Computer, Inc. *                                            13,700            371
   Computer Sciences Corp. *                                          6,900            278
   Dell, Inc. *                                                      94,900          3,190
   Electronic Data Systems Corp.                                     17,800            344
   EMC Corp. of Massachusetts *                                      89,612          1,220
   Gateway, Inc. *                                                   12,500             66
   Hewlett-Packard Co.                                              113,142          2,584
   International Business Machines Corp.                             63,017          5,787
   Lexmark International, Inc. *                                      4,800            442
   NCR Corp. *                                                        3,500            154
   Network Appliance, Inc. *                                         12,800            275
   Sun Microsystems, Inc. *                                         122,500            510
   Sungard Data Systems, Inc. *                                      10,800            296
   Unisys Corp. *                                                    12,400            177
------------------------------------------------------------------------------------------
                                                                                    15,694
------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.4%
   Alberto-Culver Co.                                                 3,300            145
   Avon Products, Inc.                                                8,772            665
   Colgate-Palmolive Co.                                             19,800          1,091
   Gillette (The) Co.                                                37,388          1,462
   Kimberly-Clark Corp.                                              18,636          1,176
   Procter & Gamble Co.                                              47,856          5,019
------------------------------------------------------------------------------------------
                                                                                     9,558
------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.1%
   Genuine Parts Co.                                                  6,550            215
   Grainger (W.W.), Inc.                                              3,400            163
------------------------------------------------------------------------------------------
                                                                                       378
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 8.3%
   American Express Co.                                              47,700          2,473
   Bear Stearns Cos. (The), Inc.                                      3,676            322
   Capital One Financial Corp.                                        8,600            649
   Charles Schwab (The) Corp.                                        50,325            584
   Citigroup, Inc.                                                  190,918          9,871
   Countrywide Financial Corp.                                        6,800            652
   E*TRADE Financial Corp. *                                         13,600            182

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 87 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  STOCK INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                OF SHARES        (000S)
COMMON STOCKS - 98.9% - CONTINUED
DIVERSIFIED FINANCIAL SERVICES - 8.3% - (CONTINUED)
   Fannie Mae                                                        36,000         $2,677
   Federated Investors, Inc., Class B                                 4,014            126
   Franklin Resources, Inc.                                           9,400            523
   Freddie Mac                                                       25,500          1,506
   Goldman Sachs Group, Inc.                                         17,920          1,870
   Janus Capital Group, Inc.                                          9,000            147
   Lehman Brothers Holdings, Inc.                                    10,200            845
   MBNA Corp.                                                        47,407          1,310
   Merrill Lynch & Co., Inc.                                         35,979          2,143
   Morgan (J.P.) Chase & Co.                                         76,268          3,199
   Morgan Stanley                                                    40,618          2,327
   Price (T. Rowe) Group, Inc.                                        4,700            253
   Providian Financial Corp. *                                       10,800            142
   SLM Corp.                                                         16,700            699
------------------------------------------------------------------------------------------
                                                                                    32,500
------------------------------------------------------------------------------------------
ELECTRIC - 2.6%
   AES Corp. *                                                       23,100            197
   Allegheny Energy, Inc. *                                           4,900             67
   Ameren Corp.                                                       6,200            286
   American Electric Power Co.                                       14,640            482
   Calpine Corp. *                                                   15,700             73
   Centerpoint Energy, Inc.                                          11,322            129
   Cinergy Corp.                                                      6,641            272
   CMS Energy Corp. *                                                 5,600             50
   Consolidated Edison, Inc.                                          8,400            370
   Constellation Energy Group, Inc.                                   6,200            248
   Dominion Resources, Inc. of Virginia                              11,993            771
   DTE Energy Co.                                                     6,200            255
   Duke Energy Corp.                                                 33,604            759
   Edison International                                              12,100            294
   Entergy Corp.                                                      8,500            506
   Exelon Corp.                                                      12,212            841
   FirstEnergy Corp.                                                 11,815            462
   FPL Group, Inc.                                                    6,800            455
   NiSource, Inc.                                                     9,900            210
   PG&E Corp. *                                                      15,700            455
   Pinnacle West Capital Corp.                                        3,500            138
   PPL Corp.                                                          6,500            296
   Progress Energy, Inc.                                              9,100            428
   Public Service Enterprise Group, Inc.                              8,750            411
   Southern (The) Co.                                                27,900           $851
   TECO Energy, Inc.                                                  6,800            100
   TXU Corp.                                                         11,984            344
   Xcel Energy, Inc.                                                 15,085            269
------------------------------------------------------------------------------------------
                                                                                    10,019
------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
   American Power Conversion Corp.                                    7,500            173
   Emerson Electric Co.                                              15,600            935
   Molex, Inc.                                                        7,175            218
   Power-One, Inc. *                                                  3,200             35
------------------------------------------------------------------------------------------
                                                                                     1,361
------------------------------------------------------------------------------------------
ELECTRONICS - 0.6%
   Agilent Technologies, Inc. *                                      17,656            559
   Applera Corp. - Applied Biosystems Group                           7,700            152
   Jabil Circuit, Inc. *                                              7,500            221
   Parker-Hannifin Corp.                                              4,425            250
   PerkinElmer, Inc.                                                  4,700             97
   Sanmina-SCI Corp. *                                               19,200            211
   Solectron Corp. *                                                 31,300            173
   Symbol Technologies, Inc.                                          8,600            119
   Tektronix, Inc.                                                    3,100            101
   Thermo Electron Corp. *                                            6,100            173
   Thomas & Betts Corp. *                                             2,300             50
   Waters Corp. *                                                     4,500            184
------------------------------------------------------------------------------------------
                                                                                     2,290
------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.0%
   Fluor Corp.                                                        3,100            120
------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.1%
   International Game Technology                                     12,800            575
------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.2%
   Allied Waste Industries, Inc. *                                   12,000            160
   Waste Management, Inc.                                            21,573            651
------------------------------------------------------------------------------------------
                                                                                       811
------------------------------------------------------------------------------------------
FOOD - 1.8%
   Albertson's, Inc.                                                 13,745            304
   Archer-Daniels-Midland Co.                                        24,192            408
   Campbell Soup Co.                                                 15,200            415
   ConAgra Foods, Inc.                                               19,900            536
   General Mills, Inc.                                               13,900            649
   Heinz (H.J.) Co.                                                  13,000            485

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 88 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.9% - CONTINUED
FOOD - 1.8% - (CONTINUED)
   Hershey Foods Corp.                                                4,800           $398
   Kellogg Co.                                                       15,300            600
   Kroger Co. *                                                      27,900            464
   McCormick & Co., Inc.                                              5,200            174
   Safeway, Inc. *                                                   16,400            338
   Sara Lee Corp.                                                    29,300            640
   SUPERVALU, Inc.                                                    5,000            153
   Sysco Corp.                                                       23,900            933
   Winn-Dixie Stores, Inc.                                            5,500             42
   Wrigley (Wm.) Jr. Co.                                              8,400            497
------------------------------------------------------------------------------------------
                                                                                     7,036
------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.6%
   Boise Cascade Corp.                                                2,233             77
   Georgia-Pacific Corp.                                              9,494            320
   International Paper Co.                                           17,872            755
   Louisiana-Pacific Corp.                                            4,016            104
   MeadWestvaco Corp.                                                 7,459            211
   Plum Creek Timber Co., Inc.                                        6,900            224
   Temple-Inland, Inc.                                                2,050            130
   Weyerhaeuser Co.                                                   8,100            531
------------------------------------------------------------------------------------------
                                                                                     2,352
------------------------------------------------------------------------------------------
GAS - 0.2%
   KeySpan Corp.                                                      5,900            225
   NICOR, Inc.                                                        1,700             60
   Peoples Energy Corp.                                               1,400             63
   Sempra Energy                                                      8,471            269
------------------------------------------------------------------------------------------
                                                                                       617
------------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.1%
   Black & Decker Corp.                                               2,900            165
   Snap-On, Inc.                                                      2,250             73
   Stanley Works (The)                                                3,000            128
------------------------------------------------------------------------------------------
                                                                                       366
------------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS - 3.4%
   Bard (C.R.), Inc.                                                  1,900            186
   Bausch & Lomb, Inc.                                                2,000            120
   Baxter International, Inc.                                        22,600            698
   Becton, Dickinson & Co.                                            9,400            456
   Biomet, Inc.                                                       9,450            363
   Boston Scientific Corp. *                                         30,400          1,288
   Guidant Corp.                                                     11,600            735
   Johnson & Johnson                                                110,000          5,579
   Medtronic, Inc.                                                   44,900          2,144
   St. Jude Medical, Inc. *                                           6,400           $461
   Stryker Corp.                                                      7,400            655
   Zimmer Holdings, Inc. *                                            8,940            660
------------------------------------------------------------------------------------------
                                                                                    13,345
------------------------------------------------------------------------------------------
HEALTHCARE - SERVICES - 1.2%
   Aetna, Inc.                                                        5,723            514
   Anthem, Inc. *                                                     5,100            462
   HCA, Inc.                                                         18,347            745
   Health Management Associates, Inc., Class A                        9,000            209
   Humana, Inc. *                                                     6,100            116
   Manor Care, Inc.                                                   3,450            122
   Quest Diagnostics, Inc.                                            3,800            315
   Tenet Healthcare Corp. *                                          17,600            196
   UnitedHealth Group, Inc.                                          23,200          1,495
   WellPoint Health Networks, Inc. *                                  5,600            637
------------------------------------------------------------------------------------------
                                                                                     4,811
------------------------------------------------------------------------------------------
HOME BUILDERS - 0.2%
   Centex Corp.                                                       4,600            249
   KB HOME                                                            1,686            136
   Pulte Homes, Inc.                                                  4,700            261
------------------------------------------------------------------------------------------
                                                                                       646
------------------------------------------------------------------------------------------
HOME FURNISHINGS - 0.1%
   Leggett & Platt, Inc.                                              7,100            168
   Maytag Corp.                                                       3,000             95
   Whirlpool Corp.                                                    2,600            179
------------------------------------------------------------------------------------------
                                                                                       442
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.3%
   American Greetings Corp., Class A *                                2,600             59
   Avery Dennison Corp.                                               4,100            255
   Clorox Co.                                                         7,800            382
   Fortune Brands, Inc.                                               5,400            414
------------------------------------------------------------------------------------------
                                                                                     1,110
------------------------------------------------------------------------------------------
HOUSEWARES - 0.1%
   Newell Rubbermaid, Inc.                                           10,108            234
------------------------------------------------------------------------------------------
INSURANCE - 5.0%
   ACE Ltd.                                                          10,200            435
   AFLAC, Inc.                                                       19,000            763
   Allstate (The) Corp.                                              26,114          1,187
   AMBAC Financial Group, Inc.                                        4,000            295
   American International Group, Inc.                                96,689          6,899
   AON Corp.                                                         11,675            326

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 89 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  STOCK INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.9% - CONTINUED
INSURANCE - 5.0% - (CONTINUED)
   Chubb Corp.                                                        7,000           $487
   CIGNA Corp.                                                        5,200            307
   Cincinnati Financial Corp.                                         6,100            265
   Hartford Financial Services Group, Inc.                           10,600            675
   Jefferson-Pilot Corp.                                              5,212            287
   John Hancock Financial Services, Inc.                             10,800            472
   Lincoln National Corp.                                             6,600            312
   Loews Corp.                                                        6,900            408
   Marsh & McLennan Cos., Inc.                                       19,600            907
   MBIA, Inc.                                                         5,350            335
   Metlife, Inc.                                                     28,200          1,006
   MGIC Investment Corp.                                              3,700            238
   Principal Financial Group                                         11,900            424
   Progressive (The) Corp.                                            8,100            710
   Prudential Financial, Inc.                                        20,100            900
   SAFECO Corp.                                                       5,200            224
   St. Paul Travelers Cos. (The), Inc.                                8,580            343
   Torchmark Corp.                                                    4,300            231
   Travelers Property Casualty Corp., Class B                        37,686            651
   UnumProvident Corp.                                               11,161            163
   XL Capital Ltd., Class A                                           5,100            388
------------------------------------------------------------------------------------------
                                                                                    19,638
------------------------------------------------------------------------------------------
INTERNET - 0.9%
   eBay, Inc. *                                                      24,000          1,664
   Monster Worldwide, Inc. *                                          4,300            113
   Symantec Corp. *                                                  11,500            532
   Yahoo!, Inc. *                                                    24,600          1,195
------------------------------------------------------------------------------------------
                                                                                     3,504
------------------------------------------------------------------------------------------
IRON/STEEL - 0.1%
   Allegheny Technologies, Inc.                                       3,132             38
   Nucor Corp.                                                        2,900            178
   United States Steel Corp.                                          3,900            146
------------------------------------------------------------------------------------------
                                                                                       362
------------------------------------------------------------------------------------------
LEISURE TIME - 0.5%
   Brunswick Corp.                                                    3,500            143
   Carnival Corp.                                                    23,396          1,051
   Harley-Davidson, Inc.                                             11,300            603
   Sabre Holdings Corp.                                               5,181            128
------------------------------------------------------------------------------------------
                                                                                     1,925
------------------------------------------------------------------------------------------
LODGING - 0.3%
   Harrah's Entertainment, Inc.                                       4,150           $228
   Hilton Hotels Corp.                                               14,200            231
   Marriott International, Inc., Class A                              8,500            361
   Starwood Hotels & Resorts Worldwide, Inc.                          7,600            308
------------------------------------------------------------------------------------------
                                                                                     1,128
------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.3%
   Caterpillar, Inc.                                                 12,900          1,020
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.2%
   Cummins, Inc.                                                      1,600             93
   Deere & Co.                                                        9,000            624
   Rockwell Automation, Inc.                                          7,000            243
------------------------------------------------------------------------------------------
                                                                                       960
------------------------------------------------------------------------------------------
MEDIA - 3.5%
   Clear Channel Communications, Inc.                                22,800            966
   Comcast Corp., Class A *                                          83,454          2,398
   Disney (The Walt) Co.                                             75,900          1,897
   Dow Jones & Co., Inc.                                              3,000            144
   Gannett Co., Inc.                                                 10,200            899
   Knight-Ridder, Inc.                                                3,000            220
   McGraw-Hill Cos. (The), Inc.                                       7,200            548
   Meredith Corp.                                                     1,900             96
   New York Times Co., Class A                                        5,600            247
   Time Warner, Inc. *                                              168,800          2,846
   Tribune Co.                                                       11,700            590
   Univision Communications, Inc., Class A *                         12,000            396
   Viacom, Inc., Class B                                             64,848          2,543
------------------------------------------------------------------------------------------
                                                                                    13,790
------------------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.0%
   Worthington Industries, Inc.                                       3,325             64
------------------------------------------------------------------------------------------
MINING - 0.6%
   Alcoa, Inc.                                                       32,312          1,121
   Freeport-McMoRan Copper & Gold, Inc., Class B                      7,300            285
   Newmont Mining Corp.                                              16,077            750
   Phelps Dodge Corp. *                                               3,330            272
------------------------------------------------------------------------------------------
                                                                                     2,428
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 90 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.9% - CONTINUED
MISCELLANEOUS MANUFACTURING - 5.3%
   3M Co.                                                            29,100         $2,382
   Cooper Industries Ltd., Class A                                    3,400            194
   Crane Co.                                                          2,318             77
   Danaher Corp.                                                      5,700            532
   Dover Corp.                                                        7,600            295
   Eastman Kodak Co.                                                 10,600            277
   Eaton Corp.                                                        5,600            315
   General Electric Co.                                             378,045         11,538
   Honeywell International, Inc.                                     31,812          1,077
   Illinois Tool Works, Inc.                                         11,400            903
   Ingersoll-Rand Co., Class A                                        6,550            443
   ITT Industries, Inc.                                               3,400            260
   Pall Corp.                                                         4,766            108
   Textron, Inc.                                                      5,100            271
   Tyco International Ltd.                                           74,190          2,126
------------------------------------------------------------------------------------------
                                                                                    20,798
------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.2%
   Pitney Bowes, Inc.                                                 8,600            367
   Xerox Corp. *                                                     29,796            434
------------------------------------------------------------------------------------------
                                                                                       801
------------------------------------------------------------------------------------------
OIL & GAS - 5.2%
   Amerada Hess Corp.                                                 3,300            215
   Anadarko Petroleum Corp.                                           9,306            483
   Apache Corp.                                                      12,006            518
   Burlington Resources, Inc.                                         7,282            463
   ChevronTexaco Corp.                                               40,103          3,520
   ConocoPhillips                                                    25,351          1,770
   Devon Energy Corp.                                                 8,600            500
   EOG Resources, Inc.                                                4,300            197
   Exxon Mobil Corp.                                                243,114         10,111
   Kerr-McGee Corp.                                                   3,749            193
   Marathon Oil Corp.                                                11,600            391
   Nabors Industries Ltd. *                                           5,500            252
   Noble Corp. *                                                      5,100            196
   Occidental Petroleum Corp.                                        14,400            663
   Rowan Cos., Inc. *                                                 3,600             76
   Sunoco, Inc.                                                       2,900            181
   Transocean, Inc. *                                                11,810            329
   Unocal Corp.                                                       9,700            362
------------------------------------------------------------------------------------------
                                                                                    20,420
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.7%
   Baker Hughes, Inc.                                                12,540            458
   BJ Services Co. *                                                  5,900           $255
   Halliburton Co.                                                   16,200            492
   Schlumberger Ltd.                                                 21,800          1,392
------------------------------------------------------------------------------------------
                                                                                     2,597
------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%
   Ball Corp.                                                         2,100            142
   Bemis Co.                                                          4,000            104
   Pactiv Corp. *                                                     5,900            131
   Sealed Air Corp. *                                                 3,253            162
------------------------------------------------------------------------------------------
                                                                                       539
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 7.0%
   Abbott Laboratories                                               58,000          2,384
   Allergan, Inc.                                                     4,900            412
   AmerisourceBergen Corp.                                            4,209            230
   Bristol-Myers Squibb Co.                                          71,960          1,744
   Cardinal Health, Inc.                                             16,124          1,111
   Caremark Rx, Inc. *                                               16,500            549
   Express Scripts, Inc. *                                            2,900            216
   Forest Laboratories, Inc. *                                       13,600            974
   King Pharmaceuticals, Inc. *                                       9,000            152
   Lilly (Eli) & Co.                                                 41,596          2,783
   Medco Health Solutions, Inc. *                                     9,968            339
   Merck & Co., Inc.                                                 82,400          3,641
   Pfizer, Inc.                                                     282,692          9,908
   Schering-Plough Corp.                                             54,500            884
   Watson Pharmaceuticals, Inc. *                                     4,000            171
   Wyeth                                                             49,400          1,855
------------------------------------------------------------------------------------------
                                                                                    27,353
------------------------------------------------------------------------------------------
PIPELINES - 0.2%
   Dynegy, Inc., Class A *                                           14,400             57
   El Paso Corp.                                                     23,147            164
   Kinder Morgan, Inc.                                                4,600            290
   Williams Cos. (The), Inc.                                         19,400            186
------------------------------------------------------------------------------------------
                                                                                       697
------------------------------------------------------------------------------------------
REITS - 0.4%
   Apartment Investment & Management Co., Class A                     3,600            112
   Equity Office Properties Trust                                    14,800            427
   Equity Residential                                                10,400            310
   ProLogis                                                           6,735            242
   Simon Property Group, Inc.                                         7,100            415
------------------------------------------------------------------------------------------
                                                                                     1,506
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 91 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  STOCK INDEX FUND (CONTINUED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.9% - CONTINUED
RETAIL - 7.2%
   Autonation, Inc. *                                                10,400           $177
   Autozone, Inc. *                                                   3,200            275
   Bed Bath & Beyond, Inc. *                                         11,000            459
   Best Buy Co., Inc.                                                12,050            623
   Big Lots, Inc. *                                                   4,500             65
   Circuit City Stores, Inc.                                          7,900             89
   Costco Wholesale Corp. *                                          17,116            643
   CVS Corp.                                                         14,700            519
   Darden Restaurants, Inc.                                           6,250            155
   Dillard's, Inc., Class A                                           3,300             63
   Dollar General Corp.                                              12,605            242
   Family Dollar Stores, Inc.                                         6,500            234
   Federated Department Stores, Inc.                                  6,700            362
   Gap (The), Inc.                                                   33,187            728
   Home Depot (The), Inc.                                            84,355          3,152
   Kohl's Corp. *                                                    12,600            609
   Limited Brands                                                    19,100            382
   Lowe's Cos., Inc.                                                 29,100          1,633
   May Department Stores (The) Co.                                   10,648            368
   McDonald's Corp.                                                  46,800          1,337
   Nordstrom, Inc.                                                    5,100            204
   Office Depot, Inc. *                                              11,700            220
   Penney (J.C.) Co., Inc. (Holding Co.)                             10,200            355
   RadioShack Corp.                                                   6,200            206
   Sears, Roebuck & Co.                                               8,200            352
   Staples, Inc.                                                     18,550            471
   Starbucks Corp. *                                                 14,800            559
   Target Corp.                                                      33,800          1,522
   Tiffany & Co.                                                      5,500            210
   TJX Cos., Inc.                                                    18,700            459
   Toys "R" Us, Inc. *                                                8,075            136
   Wal-Mart Stores, Inc.                                            160,400          9,574
   Walgreen Co.                                                      38,000          1,252
   Wendy's International, Inc.                                        4,200            171
   Yum! Brands, Inc. *                                               11,000            418
------------------------------------------------------------------------------------------
                                                                                    28,224
------------------------------------------------------------------------------------------
SAVINGS & LOANS - 0.5%
   Golden West Financial Corp.                                        5,700            638
   Washington Mutual, Inc.                                           33,370          1,425
------------------------------------------------------------------------------------------
                                                                                     2,063
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 3.8%
   Advanced Micro Devices, Inc. *                                    12,900           $209
   Altera Corp. *                                                    14,200            290
   Analog Devices, Inc.                                              13,800            662
   Applied Materials, Inc. *                                         62,400          1,334
   Applied Micro Circuits Corp. *                                    11,600             67
   Broadcom Corp., Class A *                                         11,300            443
   Intel Corp.                                                      240,400          6,539
   Kla-Tencor Corp. *                                                 7,300            368
   Linear Technology Corp.                                           11,600            429
   LSI Logic Corp. *                                                 14,500            135
   Maxim Integrated Products, Inc.                                   12,100            570
   Micron Technology, Inc. *                                         22,600            378
   National Semiconductor Corp. *                                     6,600            293
   Novellus Systems, Inc. *                                           5,800            184
   NVIDIA Corp. *                                                     6,100            162
   PMC - Sierra, Inc. *                                               6,600            112
   QLogic Corp. *                                                     3,600            119
   Teradyne, Inc. *                                                   7,200            172
   Texas Instruments, Inc.                                           64,200          1,876
   Xilinx, Inc. *                                                    12,900            490
------------------------------------------------------------------------------------------
                                                                                    14,832
------------------------------------------------------------------------------------------
SOFTWARE - 4.8%
   Adobe Systems, Inc.                                                8,800            347
   Autodesk, Inc.                                                     4,300            136
   Automatic Data Processing, Inc.                                   21,900            920
   BMC Software, Inc. *                                               8,300            162
   Citrix Systems, Inc. *                                             6,200            134
   Computer Associates International, Inc.                           21,576            580
   Compuware Corp. *                                                 14,600            109
   Electronic Arts, Inc. *                                           11,100            599
   First Data Corp.                                                  32,923          1,388
   Fiserv, Inc. *                                                     7,300            261
   IMS Health, Inc.                                                   8,904            207
   Intuit, Inc. *                                                     7,300            328
   Mercury Interactive Corp. *                                        3,400            152
   Microsoft Corp.                                                  400,200          9,993
   Novell, Inc. *                                                    14,100            160
   Oracle Corp. *                                                   193,800          2,327
   Parametric Technology Corp. *                                     10,200             46
   Peoplesoft, Inc. *                                                13,500            250
   Siebel Systems, Inc. *                                            18,600            214

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 92 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.9% - CONTINUED
SOFTWARE - 4.8% - (CONTINUED)
   Veritas Software Corp. *                                          16,000           $431
------------------------------------------------------------------------------------------
                                                                                    18,744
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.5%
   ADC Telecommunications, Inc. *                                    30,500             88
   Alltel Corp.                                                      11,600            579
   Andrew Corp. *                                                     5,762            101
   AT&T Corp.                                                        29,571            579
   AT&T Wireless Services, Inc. *                                   101,000          1,375
   Avaya, Inc. *                                                     15,800            251
   BellSouth Corp.                                                   67,900          1,880
   CenturyTel, Inc.                                                   5,350            147
   CIENA Corp. *                                                     17,900             89
   Cisco Systems, Inc. *                                            254,800          5,993
   Citizens Communications Co. *                                     10,500            136
   Comverse Technology, Inc. *                                        7,300            132
   Corning, Inc. *                                                   49,900            558
   JDS Uniphase Corp. *                                              53,200            217
   Lucent Technologies, Inc. *                                      157,200            646
   Motorola, Inc.                                                    86,765          1,527
   Nextel Communications, Inc., Class A *                            40,800          1,009
   QUALCOMM, Inc.                                                    29,900          1,986
   Qwest Communications International, Inc. *                        65,655            283
   SBC Communications, Inc.                                         122,592          3,008
   Scientific-Atlanta, Inc.                                           5,600            181
   Sprint Corp. (FON Group)                                          33,500            617
   Sprint Corp. (PCS Group) *                                        38,400            353
   Tellabs, Inc. *                                                   15,800            136
   Verizon Communications, Inc.                                     102,370          3,741
------------------------------------------------------------------------------------------
                                                                                    25,612
------------------------------------------------------------------------------------------
TEXTILES - 0.1%
   Cintas Corp.                                                       6,400            278
------------------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.1%
   Hasbro, Inc.                                                       6,512            142
   Mattel, Inc.                                                      15,941            294
------------------------------------------------------------------------------------------
                                                                                       436
------------------------------------------------------------------------------------------
TRANSPORTATION - 1.4%
   Burlington Northern Santa Fe Corp.                                14,028            442
   CSX Corp.                                                          7,924            240
   FedEx Corp.                                                       11,040            830
   Norfolk Southern Corp.                                            14,500            320
   Ryder System, Inc.                                                 2,400            $93
   Union Pacific Corp.                                                9,600            574
   United Parcel Service, Inc., Class B                              41,800          2,919
------------------------------------------------------------------------------------------
                                                                                     5,418
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $309,084)                                                                    388,052

                                                                PRINCIPAL
                                                                  AMOUNT         VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENTS - 1.2%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                   $3,659          3,659
   U.S. Treasury Bill, (1)
     0.89%, 4/22/04                                                     855            855
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------
(COST $4,514)                                                                        4,514


------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%
------------------------------------------------------------------------------------------
(COST $313,598)                                                                    392,566
   Liabilities less Other Assets - (0.1)%                                             (239)
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $392,327

(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

*    NON-INCOME PRODUCING SECURITY

At March 31, 2004, the Stock Index Fund had open futures contracts as follows:

                                       NOTIONAL                                UNREALIZED
                        NUMBER OF       AMOUNT      CONTRACT      CONTRACT       GAIN
TYPE                    CONTRACTS       (000S)      POSITION        EXP.        (000S)
S&P 500                    17           $4,781        Long          6/04          $35
==========================================================================================

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 93 EQUITY FUNDS

EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  TECHNOLOGY FUND

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.7%
COMMERCIAL SERVICES - 5.2%
   Accenture Ltd., Class A *                                        395,000         $9,796
   Alliance Data Systems Corp. *                                     70,000          2,348
   Automatic Data Processing, Inc.                                   65,000          2,730
   Cognizant Technology Solutions Corp. *                            55,000          2,489
   Electronic Data Systems Corp.                                    190,000          3,676
------------------------------------------------------------------------------------------
                                                                                    21,039
------------------------------------------------------------------------------------------
COMPUTERS - 12.7%
   Dell, Inc. *                                                     240,000          8,069
   EMC Corp. of Massachusetts *                                     920,000         12,521
   Hewlett-Packard Co.                                              485,000         11,077
   International Business Machines Corp.                             45,000          4,133
   Lexmark International, Inc. *                                     65,000          5,980
   Network Appliance, Inc. *                                        182,000          3,904
   QLogic Corp. *                                                    90,000          2,971
   Seagate Technology *                                             130,000          2,097
------------------------------------------------------------------------------------------
                                                                                    50,752
------------------------------------------------------------------------------------------
ELECTRONICS - 5.0%
   Agilent Technologies, Inc. *                                     235,000          7,433
   Flextronics International Ltd. *                                 620,000         10,677
   Jabil Circuit, Inc. *                                             70,000          2,060
------------------------------------------------------------------------------------------
                                                                                    20,170
------------------------------------------------------------------------------------------
INTERNET - 10.6%
   Amazon.com, Inc. *                                               187,000          8,093
   eBay, Inc. *                                                     186,000         12,895
   InterActiveCorp *                                                140,000          4,423
   Ipass, Inc. *                                                     60,000            656
   NetFlix, Inc. *                                                   70,600          2,409
   Orbitz, Inc., Class A *                                           10,160            242
   Symantec Corp. *                                                  18,000            834
   Yahoo!, Inc. *                                                   270,000         13,119
------------------------------------------------------------------------------------------
                                                                                    42,671
------------------------------------------------------------------------------------------
MEDIA - 0.1%
   Comcast Corp., Class A *                                           3,400             98
   Viacom, Inc., Class B                                              3,500            137
------------------------------------------------------------------------------------------
                                                                                       235
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 26.8%
   Advanced Energy Industries, Inc. *                                25,000            510
   Analog Devices, Inc.                                               4,400            211
   Applied Materials, Inc. *                                        490,000         10,476
   Applied Micro Circuits Corp. *                                   200,000         $1,150
   Broadcom Corp., Class A *                                        330,000         12,926
   Cypress Semiconductor Corp. *                                     50,000          1,024
   Emulex Corp. *                                                    90,000          1,916
   Intel Corp.                                                      340,000          9,248
   Intersil Corp., Class A                                           60,000          1,337
   Kla-Tencor Corp. *                                                35,000          1,762
   Linear Technology Corp.                                           12,400            459
   Marvell Technology Group Ltd. *                                   55,000          2,478
   Maxim Integrated Products, Inc.                                   75,000          3,532
   Micron Technology, Inc. *                                        740,000         12,365
   Novellus Systems, Inc. *                                          40,000          1,272
   ON Semiconductor Corp. *                                         150,000          1,131
   PMC - Sierra, Inc. *                                             100,000          1,697
   QUALCOMM, Inc.                                                   215,000         14,280
   Sandisk Corp. *                                                   34,000            965
   STMicroelectronics N.V., New York Shares                         193,000          4,555
   Taiwan Semiconductor Manufacturing Co. Ltd.
   ADR *                                                            190,000          1,984
   Texas Instruments, Inc.                                          375,000         10,957
   Xilinx, Inc. *                                                   290,000         11,020
------------------------------------------------------------------------------------------
                                                                                   107,255
------------------------------------------------------------------------------------------
SOFTWARE - 21.5%
   Activision, Inc. *                                               112,500          1,780
   BEA Systems, Inc. *                                              150,000          1,914
   Cognos, Inc. *                                                   105,000          3,261
   Computer Associates International, Inc.                          290,000          7,789
   Electronic Arts, Inc. *                                          240,000         12,950
   First Data Corp.                                                 230,000          9,697
   Intuit, Inc. *                                                   144,000          6,463
   Manhattan Associates, Inc. *                                     110,000          3,058
   Mercury Interactive Corp. *                                       70,000          3,136
   Microsoft Corp.                                                  310,000          7,741
   Novell, Inc. *                                                   350,000          3,983
   Oracle Corp. *                                                   665,000          7,987
   Peoplesoft, Inc. *                                               310,000          5,732
   SAP A.G. ADR                                                     100,000          3,931
   Veritas Software Corp. *                                         250,000          6,727
------------------------------------------------------------------------------------------
                                                                                    86,149
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 94 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                  NUMBER         VALUE
                                                                 OF SHARES       (000S)
COMMON STOCKS - 98.7% - CONTINUED
TELECOMMUNICATIONS - 16.8%
   Adtran, Inc.                                                     120,000         $3,604
   Advanced Fibre Communications, Inc. *                            105,000          2,313
   CenturyTel, Inc.                                                   4,000            110
   Cisco Systems, Inc. *                                            403,000          9,479
   Commonwealth Telephone Enterprises, Inc. *                         3,500            143
   F5 Networks, Inc. *                                               65,000          2,200
   Foundry Networks, Inc. *                                         175,000          3,005
   Juniper Networks, Inc. *                                         683,000         17,765
   Motorola, Inc.                                                   600,000         10,560
   Nokia OYJ ADR                                                    480,000          9,734
   Telefonaktiebolaget LM Ericsson ADR                              300,000          8,325
   Vodafone Group PLC ADR                                             8,200            196
------------------------------------------------------------------------------------------
                                                                                    67,434
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $322,381)                                                                    395,705

                                                                PRINCIPAL
                                                                  AMOUNT         VALUE
                                                                  (000S)         (000S)
SHORT-TERM INVESTMENT - 1.5%
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                   $6,010          6,010
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------
(COST $6,010)                                                                        6,010


------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.2%
------------------------------------------------------------------------------------------
(COST $328,391)                                                                    401,715
   Liabilities less Other Assets - (0.2)%                                             (868)
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                               $400,847

*  NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 95 EQUITY FUNDS

EQUITY FUNDS
   NOTES TO THE FINANCIAL STATEMENTS

1  ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 30 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Growth Equity, Growth Opportunities, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Index, Small Cap Value, Stock Index and Technology Funds (collectively, the "Funds") are separate, diversified investment portfolios of the Trust.

Northern Trust Investments, N.A. ("NTI") (formerly known and conducting business as Northern Trust Investments, Inc.), and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers of the International Growth Equity Fund. NTI serves as the investment adviser of each of the other Funds. Northern Trust is the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq National Market System are principally valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS - Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Fund and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.

EQUITY FUNDS 96 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

As of March 31, 2004, the International Growth Equity, Small Cap Index, Small Cap Value and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate market value of liquid assets or securities pledged to cover margin requirements for open positions was approximately $1,258,000, $440,000, $1,154,000, and $855,000, respectively.

C) OPTIONS CONTRACTS - Each Fund may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on options contracts are included with net realized and unrealized gains (losses) on investments.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At March 31, 2004, the Funds did not have any outstanding option contracts.

D) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the London exchange normally as of approximately 10:00 a.m. CST. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on ex-dividend date, or as soon as the information is available.

G) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their relative net assets.

H) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, if any, are declared and paid as follows:

                                                                DECLARATION AND
                                                               PAYMENT FREQUENCY
Growth Equity                                                      QUARTERLY
Growth Opportunities                                               ANNUALLY
Income Equity                                                       MONTHLY
International Growth Equity                                        ANNUALLY
Large Cap Value                                                    ANNUALLY
Mid Cap Growth                                                     QUARTERLY
Select Equity                                                      ANNUALLY
Small Cap Growth                                                   ANNUALLY
Small Cap Index                                                    ANNUALLY
Small Cap Value                                                    ANNUALLY
Stock Index                                                        QUARTERLY
Technology                                                         ANNUALLY

                                    NORTHERN FUNDS ANNUAL REPORT 97 EQUITY FUNDS

EQUITY FUNDS
   NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains (and losses). These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

I) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

FOREIGN TAX CREDIT

The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

FUND                                                      TAXES          INCOME
--------------------------------------------------------------------------------
International Growth Equity                              $0.0085         $0.0932

For the period subsequent to October 31, 2003, through the fiscal year end, the International Growth Equity Fund incurred net capital losses and/or net currency losses of approximately $510,000 for which the Fund intends to treat as having been incurred in the following fiscal year.

At March 31, 2004, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                         MARCH 31,  MARCH 31,   MARCH 31,   JUNE 20,   MARCH 31,
AMOUNTS IN THOUSANDS       2009       2010        2011        2011       2014
--------------------------------------------------------------------------------
Growth Equity            $      -    $      -     $49,684   $     -     $     -
Growth Opportunities            -      24,486       2,414         -           -
International Growth
Equity                          -     135,345      48,812    76,183*          -
Large Cap Value                 -           -      23,634         -           -
Mid Cap Growth                  -     122,471      43,006         -           -
Select Equity                   -      92,521      69,054         -           -
Small Cap Growth           38,018     129,320      28,257         -           -
Small Cap Index                 -           -      21,198         -      12,400
Stock Index                     -       4,525      10,234         -       4,423
Technology                223,930     606,810     217,638    77,890*     21,097

* ACQUIRED CAPITAL LOSS CARRYOVERS WHICH MAY BE LIMITED UNDER CURRENT TAX LAWS, EXPIRING IN VARYING AMOUNTS THROUGH JUNE 20, 2011.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2004, the tax components of undistributed net investment income and realized gains are as follows:

                                                           UNDISTRIBUTED
                                                     ---------------------------
                                                     ORDINARY        LONG-TERM
AMOUNTS IN THOUSANDS                                  INCOME*      CAPITAL GAINS
--------------------------------------------------------------------------------
Income Equity                                         $3,292          $3,610
International Growth Equity                            1,081               -
Large Cap Value                                        2,094               -
Small Cap Index                                           96               -
Small Cap Value                                        2,458           3,311
Stock Index                                               78               -

* ORDINARY INCOME INCLUDES TAXABLE DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

The taxable character of distributions paid during the fiscal year ended March 31, 2004, were as follows:

                                                         DISTRIBUTIONS FROM
                                                     ---------------------------
                                                     ORDINARY        LONG-TERM
AMOUNTS IN THOUSANDS                                  INCOME*      CAPITAL GAINS
--------------------------------------------------------------------------------
Growth Equity                                            $449          $   -
Income Equity                                          10,094              -
International Growth Equity                             1,077              -
Large Cap Value                                         8,550              -
Small Cap Index                                         1,377              -
Small Cap Value                                         2,907              -
Stock Index                                             4,345              -

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

The taxable character of distributions paid during the fiscal year ended March 31, 2003, are as follows:

                                                         DISTRIBUTIONS FROM
                                                     ---------------------------
                                                     ORDINARY        LONG-TERM
AMOUNTS IN THOUSANDS                                  INCOME*      CAPITAL GAINS
--------------------------------------------------------------------------------
Growth Equity                                          $1,958          $   -
Income Equity                                           6,869              -
International Growth Equity                             2,201              -
International Select Equity                               639              -
Large Cap Value                                         4,700              -
Small Cap Index                                         1,676            430
Small Cap Value                                         1,200              -
Stock Index                                             4,488              -

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

EQUITY FUNDS 98 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

3  BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Inter Bank Offer
Rate) or (iii) 0.45% above LIBOR (London Interbank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement.

As of March 31, 2004, the Growth Equity, Growth Opportunities and Mid Cap Growth Funds had outstanding loans in the amounts of $1,600,000, $200,000 and $4,700,000, respectively. These amounts are included in "Other Liabilities" on the Statements of Assets and Liabilities. The effective interest rate for the outstanding loans was 1.57%.

Interest expense for the fiscal year ended March 31, 2004, was approximately $1,000, $1,000, $2,000, $5,000, $4,000, $1,000 and $1,000 for the Growth Equity,
Growth Opportunities, International Growth Equity, Mid Cap Growth, Select Equity, Stock Index and Technology Funds, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.

4  INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the fiscal year ended March 31, 2004, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The investment advisers also reimbursed the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                                          ADVISORY
                                             ANNUAL      FEES AFTER    EXPENSE
                                          ADVISORY FEES   WAIVERS    LIMITATIONS
--------------------------------------------------------------------------------
Growth Equity                                 0.95%        0.85%        1.00%
Growth Opportunities                          1.10%        1.00%        1.25%
Income Equity                                 0.95%        0.85%        1.00%
International Growth Equity                   1.10%        1.00%        1.25%
Large Cap Value                               0.95%        0.85%        1.10%
Mid Cap Growth                                0.95%        0.85%        1.00%
Select Equity                                 0.95%        0.85%        1.00%
Small Cap Growth                              1.10%        1.00%        1.25%
Small Cap Index                               0.60%        0.50%        0.65%
Small Cap Value                               0.95%        0.85%        1.00%
Stock Index                                   0.50%        0.40%        0.55%
Technology                                    1.10%        1.00%        1.25%

The waivers and reimbursements described above are voluntary and may be terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at anannual rate of 0.10% of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of changes approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers and directors of Northern Trust. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At March 31, 2004, the amounts payable were approximately $2,000 for the Growth Equity Fund and $1,000 for each of the other Funds.

                                    NORTHERN FUNDS ANNUAL REPORT 99 EQUITY FUNDS

EQUITY FUNDS

5  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, (excluding short-term investments), for the Funds fiscal year ended March 31, 2004, were as follows:

                                          PURCHASES                      SALES
                                  --------------------------   ---------------------------
AMOUNTS IN THOUSANDS              U.S. GOVERNMENT    OTHER     U.S. GOVERNMENT     OTHER
------------------------------------------------------------------------------------------
Growth Equity                           $ -         $764,739          $ -         $702,277
Growth Opportunities                      -           39,303            -           46,740
Income Equity                             -          266,262            -          220,929
International Growth Equity               -          499,764            -          235,977
Large Cap Value                           -          296,086            -           98,053
Mid Cap Growth                            -          749,189            -          688,873
Select Equity                             -          876,019            -          923,044
Small Cap Growth                          -          466,002            -          462,270
Small Cap Index                           -          131,304            -           71,864
Small Cap Value                           -          180,415            -          160,953
Stock Index                               -           19,418            -           30,250
Technology                                -          232,533            -          269,155

At March 31, 2004, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                 UNREALIZED    UNREALIZED   NET APPRECIATION    COST BASIS
AMOUNTS IN THOUSANDS            APPRECIATION  DEPRECIATION   (DEPRECIATION)    OF SECURITIES
--------------------------------------------------------------------------------------------
Growth Equity                     $99,144       $(19,095)       $80,049          $682,792
Growth Opportunities                1,935           (274)         1,661            12,615
Income Equity                      33,500         (3,438)        30,062           280,829
International Growth Equity        86,047         (2,490)        83,557           489,897
Large Cap Value                   153,995         (4,994)       149,001           726,384
Mid Cap Growth                     47,940         (9,110)        38,830           331,943
Select Equity                      56,306         (2,274)        54,032           372,256
Small Cap Growth                   22,311         (3,780)        18,531           159,377
Small Cap Index                    84,263        (16,819)        67,444           277,539
Small Cap Value                   104,361         (2,819)       101,542           297,697
Stock Index                       110,236        (37,259)        72,977           319,589
Technology                         86,837        (27,465)        59,372           342,343

EQUITY FUNDS 100 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

6  FUND ACQUISITIONS

On June 20, 2003, the Technology Fund acquired the net assets of the Global Communications Fund pursuant to a plan of reorganization approved by the Global Communications Fund's shareholders on June 19, 2003. The acquisition was accomplished by a tax-free exchange of 505,769 shares of Technology Fund valued at $4,673,000 for 2,055,012 shares of Global Communications Fund outstanding at June 20, 2003. A net admission into Technology Fund of $4,673,000 is noted on the Statements of Changes in Net Assets and included $171,000 of unrealized appreciation. The net assets of Technology Fund and Global Communications Fund immediately before the acquisition were $357,322,000 and $4,673,000, respectively. The aggregate net assets of the Technology Fund immediately after the acquisition were $361,995,000.

On June 20, 2003, the International Growth Equity Fund acquired the net assets of the International Select Equity Fund pursuant to a plan of reorganization adopted on June 19, 2003. The acquisition was accomplished by a tax-free exchange of 6,242,015 shares of International Growth Equity Fund valued at $45,630,000 for 6,862,245 shares of International Select Equity Fund outstanding at June 20, 2003. A net admission into International Growth Equity Fund of $45,630,000 is noted on the Statements of Changes in Net Assets and included $6,884,000 of unrealized appreciation. The aggregate net assets of International Growth Equity Fund and the International Select Equity Fund immediately before the acquisition were $204,748,000 and $45,630,000, respectively. The aggregate net assets of the International Growth Equity Fund immediately after the acquisition were $250,378,000.

                                   NORTHERN FUNDS ANNUAL REPORT 101 EQUITY FUNDS

EQUITY FUNDS

   NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)                  MARCH 31, 2004

7  CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the fiscal year ended March 31, 2004, were as follows:

                                                   ISSUED IN                                   NET
                                                CONNECTION WITH   REINVESTMENT               INCREASE
AMOUNTS IN THOUSANDS                   SOLD    FUND ACQUISITIONS  OF DIVIDENDS  REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------
Growth Equity                         12,292             -              7       (10,133)       2,166
Growth Opportunities                     402             -              -        (1,699)      (1,297)
Income Equity                         12,926             -            231        (8,270)       4,887
International Growth Equity           40,490         6,242             18       (12,225)      34,525
Large Cap Value                       33,896             -            170       (13,560)      20,506
Mid Cap Growth                        12,325             -              -        (7,845)       4,480
Select Equity                          6,945             -              -        (9,653)      (2,708)
Small Cap Growth                       6,728             -              -        (6,518)         210
Small Cap Index                       15,140             -             15        (8,254)       6,901
Small Cap Value                       10,041             -             53        (8,401)       1,693
Stock Index                            9,856             -            106       (10,945)        (983)
Technology                             9,459           506              -       (12,750)      (2,785)

Transactions of shares of the Funds for the fiscal year ended March 31, 2003 were as follows:

                                                                            NET
                                               REINVESTMENT               INCREASE
AMOUNTS IN THOUSANDS                   SOLD    OF DIVIDENDS  REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------
Growth Equity                          6,733        36       (13,491)      (6,722)
Growth Opportunities                     827         -        (2,196)      (1,369)
Income Equity                          9,231       147        (4,466)       4,912
International Growth Equity           43,404        42       (45,398)      (1,952)
Large Cap Value                       34,820       110        (9,810)      25,120
Mid Cap Growth                         7,114         -       (10,639)      (3,525)
Select Equity                         11,378         -        (6,783)       4,595
Small Cap Growth                       4,921         -       (10,226)      (5,305)
Small Cap Index                       12,608        74       (21,932)      (9,250)
Small Cap Value                       11,515        31       (10,584)         962
Stock Index                            8,401       106       (14,186)      (5,679)
Technology                             7,690         -       (16,682)      (8,992)

EQUITY FUNDS 102 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

   TAX INFORMATION                                              MARCH 31, 2004

QUALIFIED DIVIDEND INCOME (UNAUDITED) - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as "qualified dividend Income", as defined in the Act, subject to reduced tax rates in 2003:

                                                                         QDI
FUND                                                                  PERCENTAGE
--------------------------------------------------------------------------------
Growth Equity                                                           100.00%
Income Equity                                                            37.32%
International Growth Equity                                              33.60%
Large Cap Value                                                          96.89%
Small Cap Index                                                          94.75%
Small Cap Value                                                          24.93%
Stock Index                                                             100.00%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (UNAUDITED) - A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

                                                                   CORPORATE DRD
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
Growth Equity                                                          96.99%
Income Equity                                                          48.08%
Large Cap Value                                                        98.05%
Small Cap Index                                                        93.97%
Small Cap Value                                                        89.00%
Stock Index                                                            98.94%

                                   NORTHERN FUNDS ANNUAL REPORT 103 EQUITY FUNDS

EQUITY FUNDS

   REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF NORTHERN FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Equity Fund, Growth Opportunities Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund and Technology Fund (collectively, the "Funds"), twelve of the separate portfolios comprising Northern Funds, as of March 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to March 31, 2003, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 2, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2004, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
May 13, 2004

EQUITY FUNDS 104 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

TRUSTEES AND OFFICERS                                             MARCH 31, 2004

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- Northern Funds offers 30 portfolios and Northern Institutional Funds offers 23 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                                  OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard G. Cline          - Chairman and President of Hawthorne Investors, Inc. (a management        - PepsiAmericas (a soft drink
Age: 69                     advisory services and private investment company) since 1996;              bottling company);
Trustee since 2000        - Managing Partner of Hawthorne Investments, LLC (a management             - Ryerson Tull, Inc. (a metals
                            advisory services and private investment company) since 2001;              distribution company).
                          - Chairman and Director of Hussmann International, Inc. (a refrigeration company) from 1998 to 2000.

Edward J. Condon, Jr.     - Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser)       - None
Age: 63                     since 1993;
Trustee since 2000        - Principal and Co-Founder of Paradigm Capital since 1996;
                          - Senior Partner of NewEllis Ventures since 2001;
                          - Member of the Board of Managers of The Liberty Hampshire
                            Company, LLC (a receivable securitization company);
                          - Director of Financial Pacific Company (a small business leasing company);
                          - Trustee at Dominican University.

William J. Dolan, Jr.     - Financial Consultant at Ernst & Young LLP (an accounting firm) from      - None
Age: 71                     1992 to 1993 and 1997;
Trustee since 1994        - Partner of Arthur Andersen LLP (an accounting firm) from
                            1966 to 1989.

Sharon Gist Gilliam       - Executive Vice President of Unison-Maximus, Inc. (aviation and           - None
Age: 60                     governmental consulting company).
Trustee since 2001

Sandra Polk Guthman       - CEO of Polk Bros. Foundation (an Illinois not-for-profit                 - MBIA of Illinois (a municipal
Age: 60                     corporation) from 1993 to present.                                         bond insurance company)
Trustee since 2000                                                                                     1999 to 2000.

Richard P. Strubel        - Vice Chairman, President and Chief Operating Officer of Unext Inc.       - Gildan Activewear, Inc. (an
Age: 64                     (a provider of educational services via the Internet) since 2003 and       athletic clothing marketing
Trustee since 2000          1999, respectively;                                                        and manufacturing company);
                          - Director of Cantilever Technologies (a private software company)
                            since 1999;                                                              - Goldman Sachs Mutual
                          - Trustee at The University of Chicago since 1987;                           Fund Complex (64 portfolios).
                          - Managing Director of Tandem Partners, Inc. (a privately held management services firm) until 1999.

                                   NORTHERN FUNDS ANNUAL REPORT 105 EQUITY FUNDS

EQUITY FUNDS

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                              OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Michael E. Murphy(3)          - President of Sara Lee Foundation (philanthropic organization)    - Coach, Inc.;
Age: 67                         from 1997 to 2001.                                               - Payless Shoe Source, Inc.
Trustee since 1998                                                                                 (a retail shoe store business);
                                                                                                 - GATX Corporation (a railroad
                                                                                                   holding company);
                                                                                                 - Bassett Furniture Industries,
                                                                                                   Inc. (a furniture
                                                                                                   manufacturer).

Mary Jacobs Skinner, Esq.(3)  - Partner in the law firm of Sidley Austin Brown & Wood.           - None
Age: 46
Trustee since 1998

Stephen Timbers(3)            - Vice Chairman of Northern Trust Corporation and The Northern     - USF Corporation.
Age: 59                         Trust Company from 2003 to 2004;
Trustee since 2000            - President and Chief Executive Officer of Northern Trust
                                Investments, N.A. (formerly known and conducting business as
                                Northern Trust Investments, Inc.) from 2001 to 2004;
                              - President of Northern Trust Global Investments, a division of
                                Northern Trust Corporation, and Executive Vice President of The
                                Northern Trust Company from 1998 to 2004.

(1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O JEFFREY A. DALKE, DRINKER BIDDLE & REATH LLP, ONE LOGAN SQUARE, 18TH AND CHERRY STREETS, PHILADELPHIA, PA 19103-6996.

(2) EACH TRUSTEE SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

(3) AN "INTERESTED PERSON", AS DEFINED BY THE 1940 ACT. MR. MURPHY IS DEEMED TO BE AN "INTERESTED" TRUSTEE BECAUSE HE OWNS SHARES OF NORTHERN TRUST CORPORATION; MS. SKINNER BECAUSE HER LAW FIRM PROVIDES LEGAL SERVICES TO NORTHERN TRUST CORPORATION AND ITS AFFILIATES, AND BECAUSE SHE OWNS SHARES OF NORTHERN TRUST CORPORATION; AND MR. TIMBERS BECAUSE HE IS A FORMER OFFICER, DIRECTOR, EMPLOYEE AND IS A SHAREHOLDER OF NORTHERN TRUST CORPORATION AND/OR ITS AFFILIATES.

EQUITY FUNDS 106 NORTHERN FUNDS ANNUAL REPORT

OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
FUNDS OFFICER                      PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Lloyd A. Wennlund                  - Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.
Age: 46                              (formerly known and conducting business as Northern Trust Investments, Inc.); Executive Vice
50 South LaSalle Street              President and other positions at The Northern Trust Company, President of Northern Trust
Chicago, IL 60675                    Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments
President since 2000                 since 1989.

Eric K. Schweitzer                 - Senior Vice President at Northern Trust Investments, N.A. (formerly known and conducting
Age: 42                              business as Northern Trust Investments, Inc.) since 2001 and Senior Vice President at The
50 South LaSalle Street              Northern Trust Company and the Director of Distribution, Product Management and Client
Chicago, IL 60675                    Services in the Mutual Fund Group of Northern Trust Global Investments since 2000;
Vice President since 2000          - Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert                       - Senior Vice President and Department Head at The Northern Trust Company overseeing Fund
Age: 42                              Accounting, Transfer Agent and Fund Administration functions; Division Manager of Fund
50 South LaSalle Street              Accounting from 1992 to 1998; Audit Manager at Arthur Andersen LLP (an accounting firm)
Chicago, IL 60675                    prior thereto.
Treasurer since 2002

Brian R. Curran                    - Vice President and Director of Fund Administration at PFPC Inc. since 1997.
Age: 36
4400 Computer Drive
Westborough, MA 01581
Vice President since 1999

Stuart Schuldt                     - Senior Vice President and Division Manager of Fund Administration and Fund Accounting, The
Age: 42                              Northern Trust Company;
50 South LaSalle Street            - Senior Vice President and Division Manager of Fund Accounting, Scudder Kemper (a mutual fund
Chicago, IL 60675                    company), from 1993 to 1998;
Assistant Treasurer since 2002     - Audit Manager, Arthur Andersen & Co. (an accounting firm), prior thereto.

Jeffrey A. Dalke, Esq.             - Partner in the law firm of Drinker Biddle & Reath LLP.
Age: 53
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 1993

Linda J. Hoard, Esq.               - Senior Counsel and Vice President at PFPC Inc. since 1998; Attorney Consultant for Fidelity
Age: 56                              Management & Research (a financial service company); Investors Bank & Trust Company (a
4400 Computer Drive                  financial service provider); and FDISG prior thereto.
Westborough, MA 01581
Assistant Secretary since 1999

Lori V Russell                     - Associate Counsel and Director at PFPC Inc. since 2002; Associate Counsel at Investors Bank &
Age: 32                              Trust Company (a financial service provider) from 2001 to 2002; Manager in the Regulatory
4400 Computer Drive                  Administration Department of PFPC Inc. from 2000 to 2001 and Senior Regulatory
Westborough, MA 01581                Administrator from 1998 to 2000.
Assistant Secretary since 2003

James D. Grassi                    - Senior Attorney at The Northern Trust Company since 1994.
Age: 47
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary
since April 2003

     (1) EACH OFFICER SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

                                   NORTHERN FUNDS ANNUAL REPORT 107 EQUITY FUNDS

EQUITY FUNDS


                       THIS PAGE INTENTIONALLY LEFT BLANK


EQUITY FUNDS 108 NORTHERN FUNDS ANNUAL REPORT

                                                            FIXED INCOME FUNDS

  TABLE OF CONTENTS

2    PORTFOLIO MANAGEMENT COMMENTARY

14   STATEMENTS OF ASSETS AND LIABILITIES

16   STATEMENTS OF OPERATIONS

18   STATEMENTS OF CHANGES IN NET ASSETS

20   FINANCIAL HIGHLIGHTS

     SCHEDULES OF INVESTMENTS

     32  ARIZONA TAX-EXEMPT FUND

     35  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

     38  CALIFORNIA TAX-EXEMPT FUND

     42  FIXED INCOME FUND

     53  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

     56  GLOBAL FIXED INCOME FUND

     58  HIGH YIELD FIXED INCOME FUND

     64  HIGH YIELD MUNICIPAL FUND

     71  INTERMEDIATE TAX-EXEMPT FUND

     80  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

     81  TAX-EXEMPT FUND

     89  U.S. GOVERNMENT FUND

90   NOTES TO THE FINANCIAL STATEMENTS

96   REPORT OF INDEPENDENT AUDITORS

97   ABBREVIATIONS AND OTHER INFORMATION

98   TRUSTEES AND OFFICERS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of Northern Funds' Proxy Voting Policies and Procedures is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the Securities and Exchange Commission's Web site at sec.gov or by calling 800/595-9111.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                                NOT FDIC INSURED

                        May lose value/No bank guarantee

                               NORTHERN FUNDS ANNUAL REPORT 1 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  ARIZONA TAX-EXEMPT FUND

Fluctuating viewpoints concerning the economy and deflation, along with uneasiness over geopolitical events, created tremendous volatility in fixed-income markets during the Fund's most recent fiscal year ended March 31, 2004. Despite these uncertainties, Treasury yields ended the past 12 months only slightly changed. By contrast, municipal yields declined considerably and generated solid returns, even as the tax-exempt market dealt with record supply.

The Arizona Tax-Exempt Fund produced a return of 4.28 percent during its most recent fiscal year ended March 31, compared with the 5.66 percent return of its benchmark, the Lehman Brothers Arizona Municipal Bond Index for the same period. The Fund's underperformance was largely attributable to its yield curve positioning. Despite maintaining a duration stance in line with the benchmark, the Fund had fewer holdings on the long end of the Arizona curve. The Index's longer-term maturities ultimately profited from superior supply/demand developments, though we felt that long-intermediate Arizona bonds offered better value on an actual and relative yield basis.

With credit spreads at tight levels, our quality focus was directed at top-tier debt, i.e., AAA-rated. In addition, we favored the security of essential service municipals as opposed to bonds dependent upon annual appropriations. Fund performance benefited from an abundance of refunding offerings, whereby we increased the Fund's exposure to the government-backed sector. At the end of the reporting period, over 20 percent of the Fund's holdings were dedicated to these extremely liquid securities. Also, we continued to favor premium coupon, callable municipals. These structures present an advantageous yield/duration trade-off and can outperform in a rising interest rate environment.

Going forward, in monitoring the strength of the economy and the prospects for inflation, we intend to focus on the statements and actions of the Federal Reserve. As conditions warrant, out duration position will be shortened. Over the past fiscal year, new issuance of Arizona tax-exempt debt grew dramatically. With our active management style, we will look to take advantage of the opportunities this surge of instate supply created.

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

ERIC V.BOECKMANN
WITH NORTHERN TRUST
SINCE 1985

FUND STATISTICS

INCEPTION DATE: October 1, 1999
TOTAL NET ASSETS: $78 million
NET ASSET VALUE: $10.86
TICKER SYMBOL: NOAZX
AVERAGE MATURITY: 10.3 years
DURATION: 6.8 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      4.28%
THREE YEAR                                    5.84%
AVERAGE ANNUAL SINCE INCEPTION                6.86%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                ARIZONA TAX-EXEMPT    LEHMAN BROTHERS ARIZONA
DATE                   FUND             MUNICIPAL BOND INDEX
10/1/1999             10,000                  10,000

3/31/2000             10,237                  10,205

3/31/2001             11,362                  11,233

3/31/2002             11,755                  11,701

3/31/2003             12,924                  12,784

3/31/2004             13,477                  13,508

The Lehman Brothers Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS 2 NORTHERN FUNDS ANNUAL REPORT

                                                            FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

During the 12-month period ended March 31, 2004, yields declined considerably and municipals generated solid returns, even as the tax-exempt market dealt with record issuance. In addition, California's financial struggles played a significant factor in the nearly unprecedented recall of its sitting governor. Newly elected Governor Schwarzenegger successfully brought to voters a $15 billion tax-exempt deficit financing plan that boosted the credit quality of the state--several ratings agencies removed their downgrade status -- and strengthened the Fund's credit stance by easing some of the uncertainty about future financing of past and current state budget deficits.

The California Intermediate Tax-Exempt Fund produced a total return of 4.13 percent during its most recent fiscal year versus the 5.38 percent return of its benchmark, the Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index. The Fund's underperformance was largely attributable to its yield curve positioning. We felt that long-intermediate California bonds offered better relative value. As a result, despite maintaining a duration stance roughly neutral to its benchmark, the Fund had a much more "barbelled" maturity structure compared with the "bulleted" structure of the Index during the reporting period. This caused the Fund's performance to lag as the yield curve steepened dramatically. With regard to quality, our focus was two-fold: We concentrated on top-tier debt backed by local municipalities and emphasized large, liquid A-rated credits issued at the statewide level. Fund performance benefited from several refunding offerings, which enabled us to increase exposure to the government-backed sector. In addition, we continued to favor premium coupon, callable municipals. These structures provided a beneficial yield/duration trade-off and can outperform in a rising interest rate environment.

In monitoring the outlook for inflation and the strength of the economy going forward, we intend to keep a close watch on the Federal Reserve. As conditions warrant, we will shorten the Fund's duration. Additionally, the structure, backing and timing of the record California bond issue will draw considerable attention from investors, and we intend to watch it carefully. Utilizing our active management style, we hope to take advantage of opportunities stemming from this large offering.

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

ERIC V. BOECKMANN
WITH NORTHERN TRUST
SINCE 1985

FUND STATISTICS

INCEPTION DATE: October 1, 1999
TOTAL NET ASSETS: $75 million
NET ASSET VALUE: $10.61
TICKER SYMBOL: NCITX
AVERAGE MATURITY: 9.0 years
DURATION: 5.9 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      4.13%
THREE YEAR                                    5.36%
AVERAGE ANNUAL SINCE INCEPTION                6.06%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                          LEHMAN BROTHERS MUTUAL FUND
               CALIFORNIA INTERMEDIATE      CALIFORNIA INTERMEDIATE
                   TAX-EXEMPT FUND              TAX-EXEMPT FUND
10/1/1999              10,000                       10,000

3/31/2000              10,231                       10,182

3/31/2001              11,135                       11,129

3/31/2002              11,469                       11,507

3/31/2003              12,515                       12,608

3/31/2004              13,032                       13,285

The Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                               NORTHERN FUNDS ANNUAL REPORT 3 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  CALIFORNIA TAX-EXEMPT FUND

Tremendous volatility occurred in taxable fixed-income markets during the 12-month period ended March 31, 2004 in light of fluctuating viewpoints concerning the economy and deflation, and uneasiness created by geopolitical events. By contrast, even as the tax-exempt market dealt with record issuance, municipal yields declined considerably and tax-exempt bonds generated strong returns. In California, the state's ongoing budget woes played a significant role in the recall of former Governor Gray Davis. Upon Governor Schwarzenegger's election, voters' approval of his plan to issue $15 billion in tax-exempt deficit financing boosted the credit quality of the state as several ratings agencies removed their downgrade status. The state's actions also strengthened the Fund's credit stance by easing some of the uncertainty about future financing of past and current state budget deficits.

For its most recent fiscal year ended March 31, 2004, the California Tax-Exempt Fund returned 5.24 percent, compared with the 5.89 percent return of the benchmark Lehman Brothers Mutual Fund California Municipal Index. The Fund's underperformance was largely due to its yield curve positioning. Though the Fund's duration was roughly equivalent to that of the Index, the Fund had fewer longer-term holdings than its benchmark. These longer-term maturities ultimately profited from technical factors. Instead, we felt that long-intermediate California bonds offered superior value on an actual and relative yield basis. In terms of quality, we focused on AAA-rated debt backed by local municipalities and large, liquid A-rated bonds issued by the state. Fund performance benefited from several bond refundings, which increased exposure to the government-backed sector. Lastly, we continued to favor premium coupon, callable municipals. These bonds offer a beneficial yield/duration trade-off and can outperform when interest rates rise.

In monitoring the strength of the economy and the possibility of an increase in inflation, we intend to watch Federal Reserve actions. As conditions warrant, we will shorten the Fund's duration. In addition, the structure, backing and timing of the record-size California deficit financing will draw considerable attention from investors inside and outside the state and we intend to watch this offering closely. Our goal will be seek to take advantage of the opportunities this offering may create.

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

ERIC V. BOECKMANN
WITH NORTHERN TRUST
SINCE 1985

FUND STATISTICS

INCEPTION DATE: April 8, 1997
TOTAL NET ASSETS: $114 million
NET ASSET VALUE: $11.30
TICKER SYMBOL: NCATX
AVERAGE MATURITY: 15.3 years
DURATION: 8.0 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      5.24%
THREE YEAR                                    6.28%
FIVE YEAR                                     5.76%
AVERAGE ANNUAL SINCE INCEPTION                6.70%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                                LEHMAN BROTHERS MUTUAL FUND
                CALIFORNIA TAX-EXEMPT FUND       CALIFORNIA MUNICIPAL INDEX
4/8/1997                  10,000                        10,000

3/31/1998                 11,183                        11,136

3/31/1999                 11,882                        11,900

3/31/2000                 11,763                        11,861

3/31/2001                 13,091                        13,140

3/31/2002                 13,466                        13,587

3/31/2003                 14,942                        14,857

3/31/2004                 15,724                        15,732

The Lehman Brothers Mutual Fund California Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

                                                            FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  FIXED INCOME FUND

Yields on U.S. Treasury issues changed little during the 12-month period ended March 31, 2004, as two-, 10- and 30-year Treasuries all closed within 10 basis points of their starting yields. That said, on an intra-period basis, market volatility was high as yields on both short- and long-term bonds briefly moved to multi-decade lows in June 2003, only to rise sharply the following month. Mirroring the economy's uneven, atypical expansion, interest rates trended within narrow ranges for extended periods, only to shift sharply when unexpected news re-calibrated investors' outlooks. Economic growth mostly strengthened during the period -- a potential negative for bonds -- but this was offset by the fact that quiescent inflation allowed the Federal Reserve to repeatedly signal that preemptive interest rate increase were not in the offing. Bond yields were also pulled lower as prices rose due to robust demand for Treasuries from Asia's central banks. Throughout the period, investors' hunger for yield and improving appetite for risk were key drivers of bond market performance.

For the 12 months, the Fund returned 5.92 percent versus 5.41 percent for the benchmark Lehman Brothers Aggregate Bond Index. The Fund's overweight to corporate bonds -- and its careful positioning within this area -- were the primary drivers of its successful performance results. Its exposure to high-yield securities proved particularly beneficial as lower-quality assets performed very well. Mortgage-backed securities delivered positive returns for the 12 months due to late period outperformance, even though the unexpected summer spike in Treasury yields caused mortgage-backed securities to produce disappointing returns in mid-2003. The Fund's underweight position to the agency sector and overweight to securitized investments aided results throughout the period. The Fund spent most of the year with a neutral interest rate exposure, although a number of small changes to its duration positioning detracted slightly from performance.

The investment backdrop for bonds may be more challenging in the months ahead, as investors grapple with geopolitical tension and the potential for Federal Reserve interest rate increases. However, we believe that out careful investment style should help the Fund navigate a potentially more difficult market environment.

FUND MANAGERS

[PHOTO OF COLIN A. ROBERTSON AND ERIC MISENHEIMER]

COLIN A. ROBERTSON
WITH NORTHERN TRUST
SINCE 2002

ERIC MISENHEIMER
WITH NORTHERN TRUST
SINCE 1999

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $755 million
NET ASSET VALUE: $10.33
TICKER SYMBOL: NOFIX
AVERAGE MATURITY: 6.6 years
DURATION: 4.6 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      5.92%
THREE YEAR                                    6.06%
FIVE YEAR                                     5.98%
AVERAGE ANNUAL SINCE INCEPTION                6.67%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                       LEHMAN BROTHERS
              FIXED INCOME          AGGREGATE BOND INDEX
4/1/1994         10,000                    10,000

3/31/1995        10,417                    10,499

3/31/1996        11,580                    11,631

3/31/1997        12,108                    12,202

3/31/1998        13,549                    13,666

3/31/1999        14,259                    14,551

3/31/2000        14,330                    14,824

3/31/2001        15,973                    16,681

3/31/2002        16,464                    17,572

3/31/2003        18,007                    19,625

3/31/2004        19,072                    20,687

The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                               NORTHERN FUNDS ANNUAL REPORT 5 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

For the 12 months ended March 31, 2004, the Florida Intermediate Tax-Exempt Fund returned 4.37 percent, compared with the 5.48 percent return of the Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index. Growing economic momentum, fueled by federal tax cuts and a significant increase in mortgage refinancings, helped push the 10-year Treasury from a low of 3.11 percent in mid-June to a 12-month high of 4.60 percent on September 2. However, partly because of strong productivity levels and outsourcing, the economy added jobs at a slow pace, allowing the Federal Reserve to maintain its accommodative monetary policy. Consequently, the 10-year Treasury ended the year at 3.84 percent, a modest four basis points increase from the prior year. By contrast, 10-year municipal rates were 20 basis points lower, the result of a dramatic reduction in new issuance levels during the second half of 2003 and early 2004, combined with much stronger buyer participation.

We expected to see higher interest rate levels, and utilized a very defensive orientation. That is, for most of the year, the Fund had a shorter duration profile than the Index to reduce price sensitivity to an increase in interest rates. The Fund maintained a "barballed" structure, which concentrated assets on both the short and long ends of the maturity spectrum, to insulate it from a flattening of the yield curve in the event of a rising rate scenario. We also incorporated a high liquidity and strong credit-rating profile, which sacrificed yield. Although the above strategies generated a positive return, because rates fell during the year, the Fund's defensive profile caused it to underperform its Index.

We are currently seeing a weak technical environment, with new issue supply growing as municipalities seek to take advantage of the current low interest rate environment. As we move toward the anticipate rise in short-term rates, the yield curve may exhibit a flattening trend. With this in mind, the Fund intends to maintain its low duration and barbelled structure, as well as a strong credit and liquidity profile to help reduce price volatility in the event of rising interest rates.

FUND MANAGER

[PHOTO OF GREGORY A. BELL]

GREGORY A. BELL
WITH NORTHERN TRUST
SINCE 1984

FUND STATISTICS

INCEPTION DATE: August 15, 1996
TOTAL NET ASSETS: $57 million
NET ASSET VALUE: $10.78
TICKER SYMBOL: NOFTX
AVERAGE MATURITY: 7.9 years
DURATION: 5.5 years
DIVIDEND: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      4.37%
THREE YEAR                                    5.48%
FIVE YEAR                                     5.05%
AVERAGE ANNUAL SINCE INCEPTION                5.47%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                         LEHMAN BROTHERS
                                       MUTUAL FUND FLORIDA
             FLORIDA INTERMEDIATE    INTERMEDIATE TAX-EXEMPT
               TAX-EXEMPT FUND           MUNICIPAL INDEX
8/15/1996          10,000                    10,000

3/31/1997          10,266                    10,295

3/31/1998          11,141                    11,204

3/31/1999          11,733                    11,857

3/31/2000          11,761                    11,921

3/31/2001          12,782                    13,112

3/31/2002          13,186                    13,540

3/31/2003          14,383                    14,860

3/31/2004          15,010                    15,675

The Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt Florida bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

                                                            FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GLOBAL FIXED INCOME FUND

Early evidence of a broad-based global economic recovery was confirmed as the Fund's fiscal year progressed, with equity markets rallying strongly and credit spreads tightening significantly. Central banks continued to provide liquidity via accommodative monetary policy with rate cuts in evidence through the second quarter of 2003. The global recovery happened at different speeds and from various starting points and thus ensured varying policy actions from each economic zone.

These localized policy actions and economic conditions had dramatically differing effects on the many yield curves we monitor and take positions along. The U.S. yield curve barely moved, both in terms of yield levels or overall slope. In Europe and Sweden, we witnessed lower yields and steeper curves. In Japan the curve also steepened but yields rose dramatically, almost doubling with 10-year yields moving from 0.75 percent to 1.45 percent. The U.K. curve flattened significantly with two-year yields higher by one percent and the 10-year segment higher by 0.5 percent. With respect to currency relative valuations, the trade-weighted dollar continued to depreciate and finished the year 11 percent lower versus a basket of foreign currencies. The euro versus yen relationship finished unchanged although it exhibited a high level of volatility throughout the period.

For the fiscal year ended March 31, 2004, the Fund produced a 12.54 percent total return, compared with the 13.35 percent return of its benchmark, the J.P. Morgan Government Bond Index Global. Performance was helped by our overweight duration position with respect to the euro, versus underweight yen and pound duration exposure. In addition, we maintained a bias throughout the period toward holding a slightly underweight U.S. dollar currency position. The Fund's slight underperformance compared to its benchmark was primarily due to operating expenses, including transaction costs and management fees.

We believe relative value opportunities will continue to rise in the year ahead as the global economic recovery evolves and monetary and fiscal policies are changed on a country-by-country basis. We still favor slightly overweight duration positions in Europe and Sweden versus underweight durations in the U.K., Japan and U.S. If the trend of a weakening U.S. dollar continues, that could provide a tail wind for returns on our international holdings for dollar-based investors.

FUND MANAGER

[PHOTO OF WAYNE G. BOWERS]

WAYNE G. BOWERS
WITH NORTHERN TRUST
SINCE 1999

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $58 million
NET ASSET VALUE: $11.35
TICKER SYMBOL: NOIFX
AVERAGE MATURITY: 6.1 years
DURATION: 4.9 years
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                     12.54%
THREE YEAR                                   10.05%
FIVE YEAR                                     5.13%
AVERAGE ANNUAL SINCE INCEPTION                5.96%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity and currency volatility.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                GLOBAL FIXED    J.P. MORGAN GOVERNMENT
                INCOME FUND        BOND INDEX GLOBAL
4/1/1994          10,000                10,000

3/31/1995         11,281                11,208

3/31/1996         11,946                11,946

3/31/1997         12,109                12,197

3/31/1998         12,665                12,999

3/31/1999         13,891                14,263

3/31/2000         13,181                14,141

3/31/2001         13,384                14,011

3/31/2002         13,386                14,086

3/31/2003         15,850                17,591

3/31/2004         17,837                19,940

The J.P. Morgan Government Bond Index Global is an unmanaged index of traded government fixed income securities that cannot be purchased by international investors.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike, the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                               NORTHERN FUNDS ANNUAL REPORT 7 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  HIGH YIELD FIXED INCOME FUND

During the 12-month period ended March 31, 2004, continued low interest rate levels helped to spur the high yield market toward its second best year of performance on record. A continued drive for high current income and investors' gradual lessening their risk aversion brought record inflows into the asset class. These inflows, combined with the overall capital market's willingness to refinance and/or avert liquidity crises, helped most security prices in the high yield universe to dramatically recover in value. The change in investor and lender attitudes had its most profound impact on the very lowest rated securities, CCC-rated issues. Although the Fund has some exposure to the lowest quality sector, this is not where we generally choose to invest aggressively. As a result, the Fund's underweight in this sub-sector negatively affected performance relative to the benchmark. The High Yield Fixed Income Fund posted a return of 19.05 percent, compared with the 22.66 percent return of its benchmark, the Lehman Brothers High Yield Corporate Bond Index.

Going into the Fund's new fiscal year, we believe that the high-yield market is reasonably balanced between supply and demand for bonds. Additionally, following last year's run-up, the prices of many high-yield bonds appear to be in a trading range. At present, these two factors indicate a generally stable environment for high-yield bonds. The Fund's portfolio is well diversified by both security weightings and credit quality. However, based on out belief that security selection will be far more important than credit risk positioning in 2004, we expect to make changes in the Fund's allocations. Over the coming months we will continue to search for undervalued securities, although we expect most of the next fiscal year's returns to come from coupon income.

FUND MANAGER

[PHOTO OF ERIC MISENHEIMER]

ERIC MISENHEIRMER
WITH NORTHERN TRUST
SINCE 1999

FUND STATISTICS

INCEPTION DATE: December 31, 1998
TOTAL NET ASSETS: $782 million
NET ASSET VALUE: $8.27
TICKER SYMBOL: NHFIX
AVERAGE MATURITY: 7.0 years
DURATION: 4.7 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                     19.05%
THREE YEAR                                    8.56%
FIVE YEAR                                     5.38%
AVERAGE ANNUAL SINCE INCEPTION                5.52%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

The Fund invests in below investment-grade debt obligations, commonly known as "junk bonds." While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                HIGH YIELD FIXED      LEHMAN BROTHERS HIGH YIELD
                  INCOME FUND            CORPORATE BOND INDEX
12/31/1998           10,000                    10,000

3/31/1999            10,202                    10,184

3/31/2000            10,269                    10,000

3/31/2001            10,347                    10,251

3/31/2002            10,583                    10,318

3/31/2003            11,139                    10,771

3/31/2004            13,259                    13,206

The Lehman Brothers High Yield Corporate Bond Index is a market value-weighted index that tracks the daily price-only, coupon and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated and nonconvertible debt registered with the U.S. Securities and Exchange Commission.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS 8 NORTHERN FUNDS ANNUAL REPORT

                                                            FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  HIGH YIELD MUNICIPAL FUND

As a result of mixed economic news and continued geopolitical concerns, interest rates closed the fiscal year virtually unchanged. The Federal Reserve lowered the federal funds rate only once during the year -- from 1.25 percent to 1.00 percent in June 2003 -- citing weak economic growth and concerns over deflation. The fixed-income markets experienced volatility in response to varying expectations for economic growth and stubbornly weak labor market. However, credit spreads narrowed significantly during the fiscal year due to a low supply of new issues and increased demand in the high-yield municipal market.

During the 12-month period ended March 31, 2004, the Fund posted a total return of 7.53 percent, compared with the 18.51 percent return of the Lehman Brothers Municipal Non-Investment Grade Bond Index. The Fund underperformed its benchmark primarily due to its underweight in airlines, coupled with the Index's very high weighting in the sector. The airlines rebounded significantly as threats of further bankruptcies diminished and signs of recovery among the major carriers emerged. The Fund consistently maintained a higher credit quality and diversified sector profile than the Index in an effort to maintain liquidity and curtail risk for shareholders. At the end of the fiscal year, the Fund was invested 32 percent in issues rated A or better, 36 percent in issues rated BBB, 10 percent in issues rated BB and 23 percent in non-rated issues. This higher-quality bias detracted from performance at a time when lower-quality issues outperformed.

We expect to maintain a focus on the higher-quality spectrum of the high-yield municipal market, as credit spreads remain tight. If we see credit spreads widen -- i.e., if municipal bonds underperform Treasuries -- we will look for opportunities to move down the credit spectrum into lower-quality issues. We continue to increase the income component of the Fund as a means to mitigate the effects of volatile interest rate movements. We will continue to monitor the credit quality of the portfolio and the various sectors in which we invest, and we will look for opportunities to rotate in and out of sectors when market conditions warrant.

FUND MANAGER

[PHOTO OF M. JANE MCCART]

M. JANE MCCART
WITH NORTHERN TRUST
SINCE 1998

FUND STATISTICS

INCEPTION DATE: December 31, 1998
TOTAL NET ASSETS: $90 million
NET ASSET VALUE: $9.61
TICKER SYMBOL: NHYMX
AVERAGE MATURITY: 19.2 years
DURATION: 8.8 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      7.53%
THREE YEAR                                    6.79%
FIVE YEAR                                     4.30%
AVERAGE ANNUAL SINCE INCEPTION                4.20%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

The Fund invests in below investment-grade debt obligations, commonly known as "junk bonds." While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                 HIGH YIELD             LEHMAN BROTHERS MUNICIPAL
               MUNICIPAL FUND        NON-INVESTMENT GRADE BOND INDEX
12/31/1998         10,000                       10,000

3/31/1999          10,054                       10,142

3/31/2000           9,503                        9,958

3/31/2001          10,182                       10,727

3/31/2002          10,740                       11,126

3/31/2003          11,540                       10,935

3/31/2004          12,409                       12,959

The Lehman Brothers Municipal Non-investment Grade Bond Index is an unmanaged index of non-investment grade (Ba or lower) tax-exempt bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                               NORTHERN FUNDS ANNUAL REPORT 9 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INTERMEDIATE TAX-EXEMPT FUND

Yields on tax-exempt bonds feel slightly during the 12 months, leading to positive absolute performance for the Fund. Although a year-to-year comparison of bond yields shows only a minor decline in rates, intra-year volatility was substantial. Highlighting this volatility was a severe market sell-off in July 2003 that resulted from improving economic conditions, fiscal stimulus and selling related to activities in the market for mortgage-back securities. However, given that the stimulus and economic momentum failed to produce real job growth, patient bond investors were rewarded as municipal bonds subsequently recovered.

The Fund's 4.50 percent return for the 12-month period ended March 31, 2004 trailed the 5.57 percent return of its benchmark, the Lehman Brothers Mutual Fund Intermediate Municipal Bond Index. The Fund underperformed due to its shorter duration, or lower sensitivity to interest rate movements, as well as its higher-quality profile at a time when lower-quality issues outperformed. The Fund's defensive interest rate stance was based on our view that the bond market as a whole was trading at a higher level than was supported by its underlying fundamentals.

Meanwhile, the Fund's overweight in higer-grade issues was based on our view that following its strong run-up, the tax-exempt market was about to enter a period of underperformance in relation to Treasuries. The Fund continued its focus on purchasing government-backed municipal bonds that carry the dual benefit of high coupons and the highest level of credit security. These bonds were available for purchase at attractive prices due to high levels of state and local government refinance activity. We believe this activity will decrease, resulting in strong relative performance for the government-backed sector. The heavy new-issue supply levels of the past year also created an opportunity to increase the Fund's exposure to bonds issued by high-tax states, which generally pay higher yields.

We intend to maintain a defensive interest rate stance until the market becomes more fairly valued. The Fund's maturity positioning will seek to capture the benefits from what we believe will be the outperformance of longer-term bonds in relation to shorter-term issues.

FUND MANAGER

[PHOTO OF TIMOTHY T.A. MCGREGOR]

TIMOTHY T.A. MCGREGOR
WITH NORTHERN TRUST
SINCE 1989

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $632 million
NET ASSET VALUE: $10.57
TICKER SYMBOL: NOITX
AVERAGE MATURITY: 9.3 years
DURATION: 5.9 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      4.50%
THREE YEAR                                    5.77%
FIVE YEAR                                     5.21%
AVERAGE ANNUAL SINCE INCEPTION                5.25%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

             INTERMEDIATE TAX-EXEMPT         LEHMAN BROTHERS MUTUAL FUND
                      FUND                INTERMEDIATE MUNICIPAL BOND INDEX
4/1/1994             10,000                             10,000

3/31/1995            10,439                             10,646

3/31/1996            11,149                             11,511

3/31/1997            11,526                             12,044

3/31/1998            12,322                             13,147

3/31/1999            12,931                             13,932

3/31/2000            12,906                             14,016

3/31/2001            14,084                             15,455

3/31/2002            14,549                             15,993

3/31/2003            15,955                             17,654

3/31/2004            16,673                             18,639

The Lehman Brothers Mutual Fund Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS 10 NORTHERN FUNDS ANNUAL REPORT

                                                            FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

During the 12-month period ended March 31, 2004, interest rates were virtually unchanged as the yield on the five-year Treasury note moved form 2.72 percent to
2.79 percent while two-year rates rose from 1.50 percent to 1.57 percent. This apparent stability masked a 150 basis point intra-period trading range. The unusual volatility was driven by an atypical economic expansion, investors' shifting worries about deflation, persistent threats of terrorism and the ever-changing situation in Iraq.

The Fund returned 2.42 percent during the fiscal year, compared to 2.92 percent for the Merrill Lynch 1-5 Year Government Index. Given the stronger economic environment and investors' improved appetite for risk-taking, the Fund was positioned throughout the period with an overweight in spread product, i.e., non-Treasury securities.

Tactically, we reallocated assets between mortgage-backed securities and government agency notes based on anticipated changes in the relative value relationship between the two groups. These were driven either by political/regulatory factors or technical imbalances in the marketplace. The Fund's total return performance was enhanced by both its agency and mortgage positioning. However, our shifts in the Fund's duration positioning detracted slightly from performance.

As the new fiscal year begins, we have increased the Fund's weighting in agencies and are remaining overweight in agencies and mortgages. We continue to look for relative value opportunities in both sectors. For now, the Fund holds a neutral duration positioning with respect to the benchmark.

FUND MANAGER

[PHOTO OF DEBORAH BOYER]

DEBORAH BOYER
WITH NORTHERN TRUST
SINCE 2000

FUNDS STATISTICS

INCEPTION DATE: October 1, 1999
TOTAL NET ASSETS: $199 million
NET ASSET VALUE: $10.48
TICKER SYMBOL: NSIUX
AVERAGE MATURITY: 2.7 years
DURATION: 2.4 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      2.42%
THREE YEAR                                    5.05%
AVERAGE ANNUAL SINCE INCEPTION                5.90%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  SHORT-INTERMEDIATE        MERRILL LYNCH 1-5 YEAR
                 U.S. GOVERNMENT FUND         GOVERNMENT INDEX
10/1/1999             10,000                       10,000

3/31/2000             10,167                       10,163

3/31/2001             11,156                       11,258

3/31/2002             11,703                       11,867

3/31/2003             12,635                       12,863

3/31/2004             12,940                       13,238

The Merrill Lynch 1-5 Year Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of the fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                              NORTHERN FUNDS ANNUAL REPORT 11 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  TAX-EXEMPT FUND

Investors in tax-exempt bonds were rewarded with a positive return during the past year as longer-term municipal rates fell, reflecting rising prices. Longer-term interest rates declined as the Federal Reserve maintained low interest rates in response to benign inflation and stagnant job growth, but this hid the real volatility the market saw intermittently. Low rates in shorter-term bonds enticed investors to move into longer-dated assets in search of higher yields, creating demand for the type of securities owned in the Fund.

For the fiscal year ended March 31, 2004, the Fund returned 5.67 percent versus a return of 5.86 percent for its benchmark, the Lehman Brothers Mutual Fund Municipal Bond Index. The Fund had a slightly defensive interest rate risk profile that led mild underperformance. During the year, we sought to maximize income in the Fund through maturity selections that reaped the benefits of a very steep yield curve. Bonds in the seven-, 10- and 25-year range offered the best incremental yield and were top selections. The longer-term holdings were structured with shorter call features to limit their interest rate risk sensitivity. Coupon selections emphasized higher coupons that we believe will outperform if interest rates start to trend higher.

We maintained a high overall credit quality profile with over 75 percent of the Fund in AAA- or AA-rated securities. The holdings in the A and BBB credit tiers were very well diversified and offered added yield benefits amid the low rate environment. One specific sector that exhibited all the features we were looking for was government-backed municipals, where we increased and Fund's position to just over 25 percent of assets. The advantages of this sector selection include, in our view, its high credit quality, premium coupons and favorable liquidity characteristics.

Going forward, we will retain a slightly defensive positioning with respect to interest rate risk. The Fund's maturities will be structured in order to capitalize on what we believe will be the outperformance of longer-term bonds in relation to shorter-term issues.

FUND MANAGER

[PHOTO OF TIMOTHY T.A. MCGREGOR]

TIMOTHY T.A. MCGREGOR
WITH NORTHERN TRUST
SINCE 1989

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $522 million
NET ASSET VALUE: $10.98
TICKER SYMBOL: NOTEX
AVERAGE MATURITY: 13.9 years
DURATION 7.3 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      5.67%
THREE YEAR                                    6.44%
FIVE YEAR                                     5.68%
AVERAGE ANNUAL SINCE INCEPTION                6.22%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                       LEHMAN BROTHERS MUTUAL FUND
             TAX-EXEMPT FUND              MUNICIPAL BOND INDEX
4/1/1994         10,000                          10,000

3/31/1995        10,581                          10,743

3/31/1996        11,399                          11,644

3/31/1997        11,898                          12,280

3/31/1998        13,130                          13,596

3/31/1999        13,856                          14,440

3/31/2000        13,640                          14,428

3/31/2001        15,141                          16,004

3/31/2002        15,685                          16,615

3/31/2003        17,293                          18,257

3/31/2004        18,273                          19,328

The Lehman Brothers Mutual Fund Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS 12 NORTHERN FUNDS ANNUAL REPORT

                                                            FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  U.S. GOVERNMENT FUND

The 12-months ended March 31, 2004 saw interest rates close with little change from where they had stood a year earlier. The yield on the 10-year Treasury shifted only modestly, from 3.81 percent to 3.84 percent, while the two-year yield moved from 1.50 percent to 1.57 percent. While this would seem to indicate that the bond market was stable during the reporting period, its was in fact exceptionally volatile as investors struggled to assess the shifting outlook on the economy, inflation, interest rates and the geopolitical backdrop.

The Fund returned 2.78 percent for its fiscal year, compared to 3.58 percent for the benchmark Lehman Brothers Intermediate U.S. Government Bond Index. As a government bond fund, we are able to invest not just in Treasuries, but also in so-called "spread product" such as mortgage-backed securities and government agency notes. Given the stronger economic environment and improved appetite for risk-taking, the Fund was positioned throughout the period with an overweight to spread product.

Tactically, we made a number of shifts to the Fund's weightings throughout the period, reallocating assets between mortgages and agencies at different times. These moves were founded on our views regarding the relative value relationship between the two areas, which we based largely on political and regulatory factors or technical imbalances in the marketplace. The Fund's total return performance was enhanced by its mortgage positioning but was unaffected by its agency positioning. Our shifts to the Fund's duration throughout the period detracted slightly from performance.

As the new fiscal year begins, we have positioned the Fund with an overweight in agencies and mortgage-backed securities, with the heaviest weighting in the former. We continue to look for relative value opportunities in both sectors. As of the close of the period, the Fund had a neutral duration positioning versus the benchmark.

FUND MANAGER

[PHOTO OF DEBORAH BOYER]

DEBORAH BOYER
WITH NORTHERN TRUST
SINCE 2000

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $284 million
NET ASSET VALUE: $10.41
TICKER SYMBOL: NOUGX
AVERAGE MATURITY: 4.1 years
DURATION: 3.5 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                      2.78%
THREE YEAR                                    6.00%
FIVE YEAR                                     6.15%
AVERAGE ANNUAL SINCE INCEPTION                6.07%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Unlike U.S. Treasury bonds and bills. the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                U.S. GOVERNMENT    LEHMAN BROTHERS INTERMEDIATE
                     FUND           U.S. GOVERNMENT BOND INDEX
4/1/1994            10,000                    10,000

3/31/1995           10,351                    10,427

3/31/1996           11,129                    11,376

3/31/1997           11,585                    11,915

3/31/1998           12,614                    13,032

3/31/1999           13,372                    13,889

3/31/2000           13,585                    14,225

3/31/2001           15,130                    15,925

3/31/2002           15,834                    16,720

3/31/2003           17,545                    18,551

3/31/2004           18,031                    19,215

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                              NORTHERN FUNDS ANNUAL REPORT 13 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES

                                                              CALIFORNIA                              FLORIDA
                                                 ARIZONA     INTERMEDIATE   CALIFORNIA    FIXED     INTERMEDIATE
AMOUNTS IN THOUSANDS,                           TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT    INCOME     TAX-EXEMPT
EXCEPT PER SHARE DATA                              FUND          FUND          FUND        FUND         FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                     $73,718        $70,347     $104,490   $828,822         $54,996
Investments, at fair value                         $78,738        $75,529     $112,692   $846,191         $56,398
Cash                                                     -             93           92          -               2
Foreign currencies, at fair value (cost $53)             -              -            -          -               -
Interest income receivable                             903            964        1,467      6,981             995
Receivable for securities sold                       5,407          2,728        1,714     12,711               -
Receivable for fund shares sold                        150            251            -      1,322               -
Receivable from investment adviser                       2              1            2         21               2
Unrealized gain on forward foreign currency
   exchange contracts                                    -              -            -          -               -
Prepaid and other assets                                 2              1            6          3               1
Total Assets                                        85,202         79,567      115,973    867,229          57,398
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                           -              -            -        300               -
Unrealized loss on forward foreign currency
   exchange contracts                                    -              -            -          -               -
Payable for securities purchased                     7,322          4,672        1,814     12,693               -
Payable for when-issued securities                       -              -            -     97,875               -
Payable for fund shares redeemed                         -              -          195      1,091              40
Distributions to shareholders                           53             49           91        542              29
Payable to affiliates:
   Investment advisory fees                             11             10           15        108               8
   Co-administration fees                                2              2            3         22               1
   Custody and accounting fees                           1              1            1          2               1
   Transfer agent fees                                   2              1            2         14               1
Accrued registration fees and
   other liabilities                                     8              8            7         27              11
Total Liabilities                                    7,399          4,743        2,128    112,674              91
-----------------------------------------------------------------------------------------------------------------
Net Assets                                         $77,803        $74,824     $113,845   $754,555         $57,307
-----------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                      $72,201        $69,277     $104,749   $732,857         $55,550
Accumulated undistributed net
   investment income (loss)                              -              -            -       (542)              -
Accumulated undistributed net
   realized gain (loss)                                582            365          894      4,871             355
Net unrealized appreciation                          5,020          5,182        8,202     17,369           1,402
Net Assets                                         $77,803        $74,824     $113,845   $754,555         $57,307
-----------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                          7,166          7,055       10,074     73,059           5,314
NET ASSET VALUE, REDEMPTION AND OFFERING
   PRICE PER SHARE                                  $10.86         $10.61       $11.30     $10.33          $10.78
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 14 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                                                              SHORT-
                                                   GLOBAL       HIGH YIELD    HIGH YIELD   INTERMEDIATE    INTERMEDIATE
AMOUNTS IN THOUSANDS,                           FIXED INCOME   FIXED INCOME    MUNICIPAL    TAX-EXEMPT    U.S. GOVERNMENT
EXCEPT PER SHARE DATA                               FUND           FUND          FUND          FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                       $54,843       $749,441      $87,287       $620,037          $210,282
Investments, at fair value                           $59,542       $768,471      $90,292       $647,316          $212,092
Cash                                                       1          2,292           12             27                 1
Foreign currencies, at fair value (cost $53)              54              -            -              -                 -
Interest income receivable                               822         16,477        1,604          8,577             1,601
Receivable for securities sold                             -         10,477            -         46,370                 -
Receivable for fund shares sold                           69          1,516          645            150                52
Receivable from investment adviser                         5             25            1             15                 7
Unrealized gain on forward foreign currency
   exchange contracts                                    615              -            -              -                 -
Prepaid and other assets                                   1             50            3              2                 1
Total Assets                                          61,109        799,308       92,557        702,457           213,754
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                             -              -            -              -                 -
Unrealized loss on forward foreign currency
   exchange contracts                                     84              -            -              -                 -
Payable for securities purchased                       2,472         16,194        2,499         70,071                 -
Payable for when-issued securities                         -              -            -              -            14,229
Payable for fund shares redeemed                          54            344           39            233               461
Distributions to shareholders                              -            992           76            384                59
Payable to affiliates:
   Investment advisory fees                               10            111           12             85                28
   Co-administration fees                                  1             22            2             18                 6
   Custody and accounting fees                             2              1            1              4                 1
   Transfer agent fees                                     1             15            2             12                 4
Accrued registration fees and
   other liabilities                                       8              7            7             23                10
Total Liabilities                                      2,632         17,686        2,638         70,830            14,798
-------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $58,477       $781,622      $89,919       $631,627          $198,956
-------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                        $53,917       $791,863      $88,537       $600,330          $196,220
Accumulated undistributed net
   investment income (loss)                             (239)             -            -             75                (3)
Accumulated undistributed net
   realized gain (loss)                                 (421)       (29,271)      (1,623)         3,943               929
Net unrealized appreciation                            5,220         19,030        3,005         27,279             1,810
Net Assets                                           $58,477       $781,622      $89,919       $631,627          $198,956
-------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                            5,151         94,555        9,358         59,743            18,981
NET ASSET VALUE, REDEMPTION AND OFFERING
   PRICE PER SHARE                                    $11.35          $8.27        $9.61         $10.57            $10.48
-------------------------------------------------------------------------------------------------------------------------

                                                                  U.S.
AMOUNTS IN THOUSANDS,                           TAX-EXEMPT     GOVERNMENT
EXCEPT PER SHARE DATA                              FUND           FUND
-------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                      $491,561     $297,002
Investments, at fair value                          $533,128     $305,566
Cash                                                       -            1
Foreign currencies, at fair value (cost $53)               -            -
Interest income receivable                             8,013        2,019
Receivable for securities sold                        16,093       22,451
Receivable for fund shares sold                           64           45
Receivable from investment adviser                        13            7
Unrealized gain on forward foreign currency
   exchange contracts                                      -            -
Prepaid and other assets                                   1            1
Total Assets                                         557,312      330,090
-------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                             -            -
Unrealized loss on forward foreign currency
   exchange contracts                                      -            -
Payable for securities purchased                      34,378       22,451
Payable for when-issued securities                         -       23,210
Payable for fund shares redeemed                         179          681
Distributions to shareholders                            409          134
Payable to affiliates:
   Investment advisory fees                               70           41
   Co-administration fees                                 15            8
   Custody and accounting fees                             3            2
   Transfer agent fees                                    10            5
Accrued registration fees and
   other liabilities                                      27           10
Total Liabilities                                     35,091       46,542
-------------------------------------------------------------------------
Net Assets                                          $522,221     $283,548
-------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                       $476,948     $273,394
Accumulated undistributed net
   investment income (loss)                              (67)         415
Accumulated undistributed net
   realized gain (loss)                                3,773        1,175
Net unrealized appreciation                           41,567        8,564
Net Assets                                          $522,221     $283,548
-------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                           47,546       27,232
NET ASSET VALUE, REDEMPTION AND OFFERING
   PRICE PER SHARE                                    $10.98       $10.41
-------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 15 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  STATEMENTS OF OPERATIONS

                                                              CALIFORNIA                               FLORIDA
                                                 ARIZONA     INTERMEDIATE   CALIFORNIA    FIXED      INTERMEDIATE
                                                TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT    INCOME      TAX-EXEMPT
AMOUNTS IN THOUSANDS                               FUND          FUND          FUND        FUND          FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                     $3,986         $3,334       $5,621    $30,893          $1,911
Dividend income                                          -              -            -         10               -
   Total Investment Income                           3,986          3,334        5,621     30,903           1,911
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                               613            586          880      5,390             438
Co-administration fees                                 123            117          176      1,078              88
Transfer agent fees                                     82             78          117        719              58
Custody and accounting fees                             50             51           56        194              50
Registration fees                                        9              5            5         18              11
Printing fees                                           13             13           13         38              13
Professional fees                                       13              8            8         21              11
Trustee fees and expenses                                4              4            4         12               3
Other                                                    9              9           10         26              11
-----------------------------------------------------------------------------------------------------------------
Total Expenses:                                        916            871        1,269      7,496             683
   Less voluntary waivers of investment
     advisory fees                                     (41)           (39)         (59)         -             (29)
   Less expenses reimbursed by investment
     adviser                                          (180)          (168)        (213)    (1,005)           (157)
   Less custodian credits                                -              -            -        (23)             (1)
   Net Expenses                                        695            664          997      6,468             496
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                3,291          2,670        4,624     24,435           1,415
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                         582            365        1,247     14,322             576
   Foreign currency transactions                         -              -            -        413               -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                        (629)          (115)         (67)     2,014             258
   Forward foreign currency exchange
     contracts                                           -              -            -         (3)              -
   Translation of other assets and
     liabilities denominated in
     foreign currencies                                  -              -            -          4               -
   Net Gains (Losses) on Investments and
     Foreign Currency                                  (47)           250        1,180     16,750             834
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       $3,244         $2,920       $5,804    $41,185          $2,249
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 16 NORTHERN FUNDS ANNUAL REPORT

                                      FOR THE FISCAL YEAR ENDED MARCH 31, 2004

                                                                                                               SHORT-
                                                   GLOBAL       HIGH YIELD    HIGH YIELD   INTERMEDIATE     INTERMEDIATE
                                                FIXED INCOME   FIXED INCOME    MUNICIPAL    TAX-EXEMPT    U.S. GOVERNMENT
AMOUNTS IN THOUSANDS                                FUND           FUND          FUND          FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                       $1,262        $52,562       $4,047        $25,689            $5,362
Dividend income                                            -            758            -              -                 -
   Total Investment Income                             1,262         53,320        4,047         25,689             5,362
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                 364          4,554          555          4,886             1,546
Co-administration fees                                    60            911          111            977               309
Transfer agent fees                                       40            607           74            652               206
Custody and accounting fees                               97            164           41            173                75
Registration fees                                         12             22           12             17                16
Printing fees                                             13             14           13             38                13
Professional fees                                          7              7            7             21                 7
Trustee fees and expenses                                  4              4            4             12                 4
Other                                                      9             46           10             22                11
-------------------------------------------------------------------------------------------------------------------------
Total Expenses:                                          606          6,329          827          6,798             2,187
   Less voluntary waivers of investment
     advisory fees                                         -              -          (37)          (326)                -
   Less expenses reimbursed by investment
     adviser                                            (142)          (838)        (161)          (929)             (327)
   Less custodian credits                                  -            (26)           -             (6)               (4)
   Net Expenses                                          464          5,465          629          5,537             1,856
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    798         47,855        3,418         20,152             3,506
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                           255         31,896         (319)         6,108             1,663
   Foreign currency transactions                         688          3,535            -              -                 -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                         2,366         10,659        2,200          2,195              (645)
   Forward foreign currency exchange
     contracts                                           459            (17)           -              -                 -
   Translation of other assets and
     liabilities denominated in
     foreign currencies                                  (31)            20            -              -                 -
   Net Gains (Losses) on Investments and
     Foreign Currency                                  3,737         46,093        1,881          8,303             1,018
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                         $4,535        $93,948       $5,299        $28,455            $4,524
-------------------------------------------------------------------------------------------------------------------------

                                                                  U.S.
                                                 TAX-EXEMPT    GOVERNMENT
AMOUNTS IN THOUSANDS                                FUND          FUND
-------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                      $26,159      $10,873
Dividend income                                            -            -
   Total Investment Income                            26,159       10,873
-------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                               4,068        2,388
Co-administration fees                                   814          478
Transfer agent fees                                      543          318
Custody and accounting fees                              151           99
Registration fees                                         18           18
Printing fees                                             26           13
Professional fees                                         14            7
Trustee fees and expenses                                  8            4
Other                                                     29           11
-------------------------------------------------------------------------
Total Expenses:                                        5,671        3,336
   Less voluntary waivers of investment
     advisory fees                                      (271)           -
   Less expenses reimbursed by investment
     adviser                                            (783)        (468)
   Less custodian credits                                 (6)          (3)
   Net Expenses                                        4,611        2,865
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                 21,548        8,008
-------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                         4,966        3,951
   Foreign currency transactions                           -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                         3,210       (4,036)
   Forward foreign currency exchange
     contracts                                             -            -
   Translation of other assets and
     liabilities denominated in
     foreign currencies                                    -            -
   Net Gains (Losses) on Investments and
     Foreign Currency                                  8,176          (85)
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        $29,724       $7,923
-------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 17 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                               CALIFORNIA
                                                           ARIZONA            INTERMEDIATE           CALIFORNIA
                                                         TAX-EXEMPT            TAX-EXEMPT            TAX-EXEMPT
                                                            FUND                  FUND                  FUND

AMOUNTS IN THOUSANDS                                   2004       2003       2004       2003       2004       2003
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                  $3,291     $3,136     $2,670     $3,065     $4,624     $4,990
Net realized gains (losses)                               582      1,314        365      1,329      1,247      2,823
Net change in unrealized appreciation
   (depreciation)                                        (629)     3,153       (115)     3,022        (67)     5,276
   Net Increase in Net Assets Resulting from
   Operations                                           3,244      7,603      2,920      7,416      5,804     13,089
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                              11,774     15,057     15,297     17,651     19,208     27,409
Reinvestment of dividends                                 571      1,465        498      1,047      1,592      1,793
Payments for shares redeemed                          (16,394)   (13,950)   (23,113)   (24,758)   (32,208)   (35,110)
   Net Increase (Decrease) in Net Assets
   Resulting from Capital Share
   Transactions                                        (4,049)     2,572     (7,318)    (6,060)   (11,408)    (5,908)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                             (3,291)    (3,136)    (2,670)    (3,065)    (4,624)    (4,990)
From net realized gains                                  (278)    (1,290)      (538)    (1,478)    (1,501)    (1,952)
   Total Distributions Paid                            (3,569)    (4,426)    (3,208)    (4,543)    (6,125)    (6,942)
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (4,374)     5,749     (7,606)    (3,187)   (11,729)       239

NET ASSETS:
Beginning of year                                      82,177     76,428     82,430     85,617    125,574    125,335
End of year                                           $77,803    $82,177    $74,824    $82,430   $113,845   $125,574
--------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                                  $-         $-         $-         $-         $-         $-
--------------------------------------------------------------------------------------------------------------------

                                                                                FLORIDA
                                                           FIXED              INTERMEDIATE
                                                          INCOME              TAX-EXEMPT
                                                           FUND                  FUND

AMOUNTS IN THOUSANDS                                  2004       2003       2004       2003
---------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                $24,435    $28,280     $1,415     $1,573
Net realized gains (losses)                           14,735     15,544        576      1,821
Net change in unrealized appreciation
   (depreciation)                                      2,015     24,226        258        926
   Net Increase in Net Assets Resulting from
   Operations                                         41,185     68,050      2,249      4,320
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                            196,756    160,291     26,959     21,430
Reinvestment of dividends                              8,621      3,360      1,451      1,070
Payments for shares redeemed                        (185,526)  (207,194)   (26,660)   (15,649)
   Net Increase (Decrease) in Net Assets
   Resulting from Capital Share
   Transactions                                       19,851    (43,543)     1,750      6,851
---------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                           (28,063)   (30,270)    (1,415)    (1,573)
From net realized gains                               (6,156)         -     (1,235)      (748)
   Total Distributions Paid                          (34,219)   (30,270)    (2,650)    (2,321)
---------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               26,817     (5,763)     1,349      8,850

NET ASSETS:
Beginning of year                                    727,738    733,501     55,958     47,108
End of year                                         $754,555   $727,738    $57,307    $55,958
---------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                              $(542)     $(459)        $-         $-
---------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 18 NORTHERN FUNDS ANNUAL REPORT

                                          FOR THE FISCAL YEARS ENDED MARCH 31,

                                                            GLOBAL                  HIGH YIELD              HIGH YIELD
                                                         FIXED INCOME              FIXED INCOME             MUNICIPAL
                                                             FUND                      FUND                    FUND

AMOUNTS IN THOUSANDS                                   2004        2003        2004         2003         2004        2003
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                    $798        $808      $47,855      $25,927      $3,418      $2,305
Net realized gains (losses)                               943         497       35,431      (22,741)       (319)        (24)
Net change in unrealized appreciation
   (depreciation)                                       2,794       3,164       10,662       15,159       2,200         748
   Net Increase in Net Assets Resulting from
   Operations                                           4,535       4,469       93,948       18,345       5,299       3,029
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                              41,046      10,369      557,365      241,832      58,729      33,920
Reinvestment of dividends                                 206          62        9,767        5,804         478         212
Payments for shares redeemed                          (12,856)    (11,502)    (216,687)    (123,542)    (23,414)    (20,455)
   Net Increase (Decrease) in Net Assets
   Resulting from Capital Share
   Transactions                                        28,396      (1,071)     350,445      124,094      35,793      13,677
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:                                    (2,200)       (531)     (51,390)     (25,930)     (3,418)     (2,305)
From net investment income                                  -           -            -            -           -           -
From net realized gains                                (2,200)       (531)     (51,390)     (25,930)     (3,418)     (2,305)
   Total Distributions Paid                            30,731       2,867      393,003      116,509      37,674      14,401
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of year                                      27,746      24,879      388,619      272,110      52,245      37,844
End of year                                           $58,477     $27,746     $781,622     $388,619     $89,919     $52,245
---------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                               $(239)       $476           $-           $-          $-          $-
---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHORT-
                                                         INTERMEDIATE              INTERMEDIATE
                                                          TAX-EXEMPT             U.S. GOVERNMENT               TAX-EXEMPT
                                                             FUND                      FUND                       FUND

AMOUNTS IN THOUSANDS                                   2004         2003         2004        2003         2004         2003
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                 $20,152      $22,978       $3,506       $3,957      $21,548      $23,278
Net realized gains (losses)                             6,108       22,328        1,663        3,762        4,966       12,002
Net change in unrealized appreciation
   (depreciation)                                       2,195       16,778         (645)       2,855        3,210       17,240
   Net Increase in Net Assets Resulting from
   Operations                                          28,455       62,084        4,524       10,574       29,724       52,520
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                              71,586       70,283      129,898      174,602       67,498       87,357
Reinvestment of dividends                              12,313       15,121        2,686        2,239        6,086        9,302
Payments for shares redeemed                         (117,073)    (119,593)    (118,869)    (100,455)    (104,011)     (97,354)
   Net Increase (Decrease) in Net Assets
   Resulting from Capital Share
   Transactions                                       (33,174)     (34,189)      13,715       76,386      (30,427)        (695)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:                                   (20,154)     (22,978)      (3,996)      (4,372)     (21,548)     (23,278)
From net investment income                            (12,277)     (14,540)      (2,240)      (1,756)      (4,739)      (8,435)
From net realized gains                               (32,431)     (37,518)      (6,236)      (6,128)     (26,287)     (31,713)
   Total Distributions Paid                           (37,150)      (9,623)      12,003       80,832      (26,990)      20,112
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of year                                     668,777      678,400      186,953      106,121      549,211      529,099
End of year                                          $631,627     $668,777     $198,956     $186,953     $522,221     $549,211
------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                                 $75          $77          $(3)         $(2)        $(67)        $(67)
------------------------------------------------------------------------------------------------------------------------------

                                                              U.S.
                                                           GOVERNMENT
                                                              FUND

AMOUNTS IN THOUSANDS                                   2004         2003
---------------------------------------------------------------------------
OPERATIONS:
Net investment income                                  $8,008      $11,872
Net realized gains (losses)                             3,951       10,184
Net change in unrealized appreciation
   (depreciation)                                      (4,036)      13,674
   Net Increase in Net Assets Resulting from
   Operations                                           7,923       35,730
--------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                              54,645       90,418
Reinvestment of dividends                               4,702       10,830
Payments for shares redeemed                         (123,759)    (100,227)
   Net Increase (Decrease) in Net Assets
   Resulting from Capital Share
   Transactions                                       (64,412)       1,021
--------------------------------------------------------------------------
DISTRIBUTIONS PAID:                                    (8,912)     (12,699)
From net investment income                             (3,466)      (9,927)
From net realized gains                               (12,378)     (22,626)
   Total Distributions Paid                           (68,867)      14,125
--------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of year                                     352,415      338,290
End of year                                          $283,548     $352,415
--------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                                $415         $424
--------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 19 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  FINANCIAL HIGHLIGHTS

                                                                   ARIZONA TAX-EXEMPT FUND
SELECTED PER SHARE DATA                           2004         2003         2002         2001       2000 (3)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.88       $10.46       $10.66       $10.03       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.44         0.42         0.43         0.45         0.20
Net realized and unrealized gains (losses)          0.02         0.60        (0.06)        0.63         0.03
   Total Income from Investment Operations          0.46         1.02         0.37         1.08         0.23
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.44)       (0.42)       (0.43)       (0.45)       (0.20)
   From net realized gains                         (0.04)       (0.18)       (0.14)           -            -
     Total Distributions Paid                      (0.48)       (0.60)       (0.57)       (0.45)       (0.20)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $10.86       $10.88       $10.46       $10.66       $10.03
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    4.28%        9.87%        3.47%       10.98%        2.43%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period          $77,803      $82,177      $76,428      $74,134      $66,377
Ratio to average net assets of: (2)
   Expenses, net of waivers and
     reimbursements                                 0.85%        0.85%        0.85%        0.85%        0.85%
   Expenses, before waivers and
     reimbursements                                 1.12%        1.12%        1.12%        1.14%        1.23%
   Net investment income, net of waivers
     and reimbursements                             4.04%        3.85%        4.01%        4.34%        4.28%
   Net investment income, before waivers
     and reimbursements                             3.77%        3.58%        3.74%        4.05%        3.90%
Portfolio Turnover Rate                            61.67%      115.89%       93.29%      101.77%       29.85%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 20 NORTHERN FUNDS ANNUAL REPORT

                                          FOR THE FISCAL YEARS ENDED MARCH 31,

                                                           CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                           2004         2003         2002         2001       2000 (3)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.62       $10.26       $10.44       $10.02       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.36         0.37         0.42         0.45         0.20
Net realized and unrealized gains (losses)          0.07         0.54        (0.11)        0.42         0.02
   Total Income from Investment Operations          0.43         0.91         0.31         0.87         0.22
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.36)       (0.37)       (0.42)       (0.45)       (0.20)
   From net realized gains                         (0.08)       (0.18)       (0.07)           -            -
     Total Distributions Paid                      (0.44)       (0.55)       (0.49)       (0.45)       (0.20)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $10.61       $10.62       $10.26       $10.44       $10.02
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    4.13%        9.06%        3.00%        8.83%        2.37%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period          $74,824      $82,430      $85,617      $90,328      $92,470
Ratio to average net assets of: (2)
   Expenses, net of waivers and
     reimbursements                                 0.85%        0.85%        0.85%        0.85%        0.85%
   Expenses, before waivers and
     reimbursements                                 1.11%        1.10%        1.11%        1.10%        1.16%
   Net investment income, net of waivers
     and reimbursements                             3.42%        3.50%        3.98%        4.37%        4.37%
   Net investment income, before waivers
     and reimbursements                             3.16%        3.25%        3.72%        4.12%        4.06%
Portfolio Turnover Rate                           108.29%      136.67%       84.87%       67.51%       31.29%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 21 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                 CALIFORNIA TAX-EXEMPT FUND
SELECTED PER SHARE DATA                           2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $11.32       $10.79       $10.99       $10.32       $10.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.45         0.44         0.47         0.47         0.43
Net realized and unrealized gains (losses)          0.13         0.71        (0.15)        0.67        (0.55)
   Total Income (Loss) from Investment
   Operations                                       0.58         1.15         0.32         1.14        (0.12)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.45)       (0.44)       (0.47)       (0.47)       (0.43)
   From net realized gains                         (0.15)       (0.18)       (0.05)           -        (0.02)
     Total Distributions Paid                      (0.60)       (0.62)       (0.52)       (0.47)       (0.45)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $11.30       $11.32       $10.79       $10.99       $10.32
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    5.24%       10.88%        2.87%       11.29%       (0.93)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year           $113,845     $125,574     $125,335     $128,061     $123,347
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements                                 0.85%        0.85%        0.85%        0.85%        0.85%
   Expenses, before waivers and
     reimbursements                                 1.08%        1.08%        1.08%        1.08%        1.10%
   Net investment income, net of waivers
     and reimbursements                             3.95%        3.97%        4.24%        4.41%        4.35%
   Net investment income, before waivers
     and reimbursements                             3.72%        3.74%        4.01%        4.18%        4.10%
Portfolio Turnover Rate                           144.30%      166.17%       73.96%       84.63%       67.91%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 22 NORTHERN FUNDS ANNUAL REPORT

                                          FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                      FIXED INCOME FUND
SELECTED PER SHARE DATA                           2004         2003       2002 (4)       2001         2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $10.23        $9.74       $10.10        $9.62       $10.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.35         0.37         0.56         0.59         0.54
Net realized and unrealized gains (losses)          0.24         0.52        (0.17)        0.48        (0.50)
   Total Income from Investment Operations          0.59         0.89         0.39         1.07         0.04
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                  (0.40)       (0.40)       (0.56)       (0.59)       (0.54)
   From net realized gains                         (0.09)           -        (0.19)           -        (0.03)
     Total Distributions Paid                      (0.49)       (0.40)       (0.75)       (0.59)       (0.57)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $10.33       $10.23        $9.74       $10.10        $9.62
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                    5.92%        9.27%        3.09%       11.47%        0.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year           $754,555     $727,738     $733,501     $732,644     $643,434
Ratio to average net assets of:
   Expenses, net of waivers,
     reimbursements and credits                     0.90%        0.90%(3)     0.90%        0.90%        0.90%
   Expenses, before waivers,
     reimbursements and credits                     1.04%        1.04%        1.03%        1.04%        1.06%
   Net investment income, net of waivers,
     reimbursements and credits                     3.41%        3.70%        5.62%        5.99%        5.66%
   Net investment income, before waivers,
     reimbursements and credits                     3.27%        3.56%        5.49%        5.85%        5.50%
Portfolio Turnover Rate                           257.28%      422.89%      246.52%      226.92%      105.70%

(1) DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME INCLUDE AMOUNTS RELATING TO FOREIGN CURRENCY TRANSACTIONS WHICH ARE TREATED AS ORDINARY INCOME FOR FEDERAL INCOME TAX PURPOSES.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.
(3) THE NET EXPENSE RATIO INCLUDES CUSTODIAN CREDITS OF APPROXIMATELY $29,000 OR 0.01% OF AVERAGE NET ASSETS. ABSENT THE CUSTODIAN CREDIT ARRANGEMENT, EXPENSE REIMBURSEMENT WOULD HAVE BEEN INCREASED BY A CORRESPONDING AMOUNT.
(4) AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUNDS ADOPTED THE PROVISIONS OF THE NEW AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN RECORDING PAYDOWN GAINS AND LOSSES ON MORTGAGE- AND ASSET-BACKED SECURITIES AS INTEREST INCOME, RATHER THAN REALIZED GAINS AND LOSSES. THE FINANCIAL HIGHLIGHTS FOR THE PRIOR YEARS HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 23 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                            FLORIDA INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                           2004         2003        2002          2001         2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $10.83       $10.38       $10.50       $10.07       $10.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.27         0.32         0.38         0.43         0.38
Net realized and unrealized gains (losses)          0.20         0.60        (0.05)        0.43        (0.37)
   Total Income from Investment Operations          0.47         0.92         0.33         0.86         0.01
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.27)       (0.32)       (0.38)       (0.43)       (0.38)
   From net realized gains                         (0.25)       (0.15)       (0.07)           -        (0.03)
     Total Distributions Paid                      (0.52)       (0.47)       (0.45)       (0.43)       (0.41)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $10.78       $10.83       $10.38       $10.50       $10.07
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    4.37%        9.01%        3.16%        8.68%        0.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $57,307      $55,958      $47,108      $41,389      $41,976
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements      0.85%        0.85%        0.85%        0.85%        0.85%
   Expenses, before waivers and reimbursements      1.17%        1.18%        1.23%        1.21%        1.24%
   Net investment income, net of waivers and
     reimbursements                                 2.43%        3.00%        3.57%        4.16%        3.84%
   Net investment income, before waivers and
     reimbursements                                 2.11%        2.67%        3.19%        3.80%        3.45%
Portfolio Turnover Rate                           258.48%      258.98%      155.55%      169.70%      133.01%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 24 NORTHERN FUNDS ANNUAL REPORT

                                          FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                  GLOBAL FIXED INCOME FUND
SELECTED PER SHARE DATA                           2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $10.59        $9.13        $9.62        $9.56       $10.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.33         0.31         0.33         0.64        (0.25)
Net realized and unrealized gains (losses)          0.98         1.36        (0.31)       (0.49)       (0.28)
   Total Income (Loss) from Investment
   Operations                                       1.31         1.67         0.02         0.15        (0.53)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                  (0.55)       (0.21)       (0.48)       (0.09)           -
   From net realized gains                             -            -        (0.03)           -            -
   In excess of net investment income                  -            -            -            -        (0.29)
     Total Distributions Paid                      (0.55)       (0.21)       (0.51)       (0.09)       (0.29)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $11.35       $10.59        $9.13        $9.62        $9.56
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                   12.54%       18.41%        0.01%        1.54%       (5.11%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $58,477      $27,746      $24,879      $18,890      $19,130
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements                                 1.15%        1.15%        1.15%        1.15%        1.15%
   Expenses, before waivers and
     reimbursements                                 1.50%        1.64%        1.69%        1.74%        1.81%
   Net investment income, net of waivers
     and reimbursements                             1.98%        3.07%        4.08%        4.26%        4.06%
   Net investment income, before waivers
     and reimbursements                             1.63%        2.58%        3.54%        3.67%        3.40%
Portfolio Turnover Rate                            43.52%      146.28%      296.89%      297.11%       90.69%

(1) DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME INCLUDE AMOUNTS RELATING TO FOREIGN CURRENCY TRANSACTIONS WHICH ARE TREATED AS ORDINARY INCOME FOR FEDERAL INCOME TAX PURPOSES.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 25 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                HIGH YIELD FIXED INCOME FUND
SELECTED PER SHARE DATA                           2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGNNING OF YEAR                  $7.56        $7.84        $8.42        $9.30       $10.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.66         0.64         0.76         0.95         0.85
Net realized and unrealized gains (losses)          0.74        (0.28)       (0.58)       (0.88)       (0.79)
   Total Income from Investment Operations          1.40         0.36         0.18         0.07         0.06
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                  (0.69)       (0.64)       (0.76)       (0.95)       (0.86)
     Total Distributions Paid                      (0.69)       (0.64)       (0.76)       (0.95)       (0.86)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $8.27        $7.56        $7.84        $8.42        $9.30
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                   19.05%        5.10%        2.28%        0.77%        0.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year           $781,622     $388,619     $272,110     $206,175     $165,510
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements      0.90%        0.90%        0.90%        0.90%        0.90%
   Expenses, before waivers and reimbursements      1.04%        1.07%        1.07%        1.06%        1.12%
   Net investment income, net of waivers and
     reimbursements                                 7.90%        8.61%        9.35%       10.71%        9.55%
   Net investment income, before waivers and
     reimbursements                                 7.76%        8.44%        9.18%       10.55%        9.33%
Portfolio Turnover Rate                           152.16%      138.79%      125.63%      159.35%       87.92%

(1) DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME INCLUDE AMOUNTS RELATING TO FOREIGN CURRENCY TRANSACTIONS WHICH ARE TREATED AS ORDINARY INCOME FOR FEDERAL INCOME TAX PURPOSES.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 26 NORTHERN FUNDS ANNUAL REPORT

                                          FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                  HIGH YIELD MUNICIPAL FUND
SELECTED PER SHARE DATA                           2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 $9.36        $9.16        $9.15        $9.01       $10.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.44         0.46         0.48         0.49         0.44
Net realized and unrealized gains (losses)          0.25         0.20         0.01         0.14        (0.99)
   Total Income (Loss) from Investment
   Operations                                       0.69         0.66         0.49         0.63        (0.55)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.44)       (0.46)       (0.48)       (0.49)       (0.45)
     Total Distributions Paid                      (0.44)       (0.46)       (0.48)       (0.49)       (0.45)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $9.61        $9.36        $9.16        $9.15        $9.01
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    7.53%        7.36%        5.49%        7.14%       (5.40)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $89,919      $52,245      $37,844      $31,383      $21,118
Ratio to average net assets of:
   Expenses, net of waivers,
     reimbursements and credits                     0.85%        0.85%(2)     0.85%        0.85%        0.85%
   Expenses, before waivers,
     reimbursements and credits                     1.12%        1.20%        1.20%        1.34%        1.46%
   Net investment income, net of waivers,
     reimbursements and credits                     4.63%        4.95%        5.24%        5.35%        5.12%
   Net investment income, before waivers,
     reimbursements and credits                     4.36%        4.60%        4.89%        4.86%        4.51%
Portfolio Turnover Rate                            16.56%       29.13%       38.53%       14.57%       21.69%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.
(2) THE NET EXPENSE RATIO INCLUDES CUSTODIAN CREDITS OF APPROXIMATELY $23,000 OR 0.05% OF AVERAGE NET ASSETS. ABSENT THE CUSTODIAN CREDIT ARRANGEMENT, EXPENSE REIMBURSEMENT WOULD HAVE BEEN INCREASED BY A CORRESPONDING AMOUNT.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 27 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                           2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $10.64       $10.26       $10.40        $9.93       $10.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.33         0.36         0.39         0.42         0.39
Net realized and unrealized gains (losses)          0.14         0.61        (0.06)        0.47        (0.42)
   Total Income (Loss) from Investment
   Operations                                       0.47         0.97         0.33         0.89        (0.03)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.33)       (0.36)       (0.39)       (0.42)       (0.39)
   From net realized gains                         (0.21)       (0.23)       (0.08)           -        (0.01)
     Total Distributions Paid                      (0.54)       (0.59)       (0.47)       (0.42)       (0.40)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $10.57       $10.64       $10.26       $10.40        $9.93
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    4.50%        9.61%        3.30%        9.13%       (0.14)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year           $631,627     $668,777     $678,400     $677,787     $679,271
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements                                 0.85%        0.85%        0.85%        0.85%        0.85%
   Expenses, before waivers and
     reimbursements                                 1.04%        1.04%        1.05%        1.04%        1.06%
   Net investment income, net of waivers
     and reimbursements                             3.10%        3.36%        3.79%        4.12%        4.03%
   Net investment income, before waivers
     and reimbursements                             2.91%        3.17%        3.59%        3.93%        3.82%
Portfolio Turnover Rate                           274.17%      278.90%      162.34%       91.52%       68.69%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 28 NORTHERN FUNDS ANNUAL REPORT

                                          FOR THE FISCAL YEARS ENDED MARCH 31,

                                                           SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
SELECTED PER SHARE DATA                           2004         2003       2002 (3)       2001       2000 (4)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.55       $10.16       $10.27        $9.89       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.18         0.29         0.42         0.56         0.27
Net realized and unrealized gains (losses)          0.07         0.51         0.08         0.38        (0.11)
   Total Income from Investment Operations          0.25         0.80         0.50         0.94         0.16
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.20)       (0.31)       (0.42)       (0.56)       (0.27)
   From net realized gains                         (0.12)       (0.10)       (0.19)           -            -
     Total Distributions Paid                      (0.32)       (0.41)       (0.61)       (0.56)       (0.27)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $10.48       $10.55       $10.16       $10.27        $9.89
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    2.42%        7.91%        4.89%        9.71%        1.76%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period         $198,956     $186,953     $106,121      $76,937      $63,468
Ratio to average net assets of: (2)
   Expenses, net of waivers and
     reimbursements                                 0.90%        0.90%        0.90%        0.90%        0.90%
   Expenses, before waivers and
     reimbursements                                 1.06%        1.08%        1.12%        1.13%        1.24%
   Net investment income, net of waivers
     and reimbursements                             1.71%        2.58%        3.98%        5.50%        5.66%
   Net investment income, before waivers
     and reimbursements                             1.55%        2.40%        3.76%        5.27%        5.32%
Portfolio Turnover Rate                           253.35%      232.91%      223.09%      163.91%       45.44%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUNDS ADOPTED THE PROVISIONS OF THE NEW AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN RECORDING PAYDOWN GAINS AND LOSSES ON MORTGAGE- AND ASSET-BACKED SECURITIES AS INTEREST INCOME, RATHER THAN REALIZED GAINS AND LOSSES. THE FINANCIAL HIGHLIGHTS FOR THE PRIOR YEARS HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(4)  COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 29 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                       TAX-EXEMPT FUND
SELECTED PER SHARE DATA                           2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $10.91       $10.49       $10.58        $9.99       $10.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.44         0.46         0.47         0.48         0.45
Net realized and unrealized gains (losses)          0.17         0.59        (0.09)        0.59        (0.62)
   Total Income (Loss) from Investment
   Operations                                       0.61         1.05         0.38         1.07        (0.17)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.44)       (0.46)       (0.47)       (0.48)       (0.45)
   From net realized gains                         (0.10)       (0.17)           -            -        (0.02)
      Total Distributions Paid                     (0.54)       (0.63)       (0.47)       (0.48)       (0.47)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $10.98       $10.91       $10.49       $10.58        $9.99
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    5.67%       10.17%        3.60%       11.00%       (1.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year           $522,221     $549,211     $529,099     $545,635     $522,450
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                                0.85%        0.85%        0.85%        0.85%        0.85%
   Expenses, before waivers and
      reimbursements                                1.05%        1.05%        1.04%        1.04%        1.07%
   Net investment income, net of waivers and
      reimbursements                                3.98%        4.23%        4.39%        4.71%        4.63%
   Net investment income, before waivers and
      reimbursements                                3.78%        4.03%        4.20%        4.52%        4.41%
Portfolio Turnover Rate                           230.83%      208.04%      134.33%      117.75%      118.69%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 30 NORTHERN FUNDS ANNUAL REPORT

                                          FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                    U.S. GOVERNMENT FUND
SELECTED PER SHARE DATA                           2004         2003       2002 (2)       2001         2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $10.54       $10.15       $10.29        $9.72       $10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.26         0.36         0.44         0.51         0.47
Net realized and unrealized gains (losses)          0.02         0.71         0.03         0.57        (0.32)
   Total Income from Investment Operations          0.28         1.07         0.47         1.08         0.15
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.29)       (0.38)       (0.44)       (0.51)       (0.47)
   From net realized gains                         (0.12)       (0.30)       (0.17)           -        (0.01)
      Total Distributions Paid                     (0.41)       (0.68)       (0.61)       (0.51)       (0.48)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $10.41       $10.54       $10.15       $10.29        $9.72
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                    2.78%       10.73%        4.65%       11.36%        1.67%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year           $283,548     $352,415     $338,290     $350,038     $348,741
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                                0.90%        0.90%        0.90%        0.90%        0.90%
   Expenses, before waivers and
      reimbursements                                1.05%        1.05%        1.05%        1.05%        1.07%
   Net investment income, net of waivers
      and reimbursements                            2.52%        3.38%        4.29%        5.08%        4.83%
   Net investment income, before waivers
      and reimbursements                            2.37%        3.23%        4.14%        4.93%        4.66%
Portfolio Turnover Rate                           221.88%      177.76%      150.25%      100.55%       30.56%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.
(2) AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUNDS ADOPTED THE PROVISIONS OF THE NEW AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN RECORDING PAYDOWN GAINS AND LOSSES ON MORTGAGE- AND ASSET-BACKED SECURITIES AS INTEREST INCOME, RATHER THAN REALIZED GAINS AND LOSSES. THE FINANCIAL HIGHLIGHTS FOR THE PRIOR YEARS HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 31 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  ARIZONA TAX-EXEMPT FUND

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 91.3%

ARIZONA - 84.6%
   Arizona School Facilities Board
     Revenue Bonds, State School
     Improvement,
     5.25%, 7/1/16                                                                $3,000            $3,351
     5.00%, 7/1/17                                                                   675               738
     5.25%, 7/1/18                                                                 2,845             3,140
   Arizona State Transportation Board
     Highway Revenue Bonds,
     Prerefunded,
     5.75%, 7/1/09                                                                 2,390             2,765
   Arizona State University Revenue
     Bonds (FGIC Insured),
     5.50%, 7/1/16                                                                 1,620             1,840
     5.50%, 7/1/20                                                                 2,160             2,410
   Avondale Municipal Development Corp.
     Excise TRB (FGIC Insured),
     5.00%, 7/1/18                                                                   650               698
   Chandler Street & Highway User
     Revenue Bonds (MBIA Insured),
     5.13%, 7/1/15                                                                 2,000             2,096
   Chandler Water & Sewerage Revenue
     Bonds (MBIA Insured),
     7.25%, 7/1/09                                                                   240               295
   Glendale G.O. Revenue Bonds,
     2.00%, 7/1/18                                                                 2,600             1,946
   Glendale IDA Revenue Bonds, Series A,
     Midwestern University,
     4.25%, 5/15/05                                                                  375               385
     4.50%, 5/15/06                                                                  390               409
     4.63%, 5/15/07                                                                  410               435
     4.75%, 5/15/08                                                                  425               454
   Maricopa County School District No. 28
     G.O. Bonds, Series B,
     Kyrene Elementary School
     (FGIC Insured), Prerefunded,
     6.00%, 7/1/04                                                                 1,070             1,083
   Maricopa County School District No. 8
     Osborn G.O. Bonds, Series A
     (FGIC Insured),
     5.88%, 7/1/14                                                                   705               773
   Maricopa County School District No. 8
     Osborn G.O. Bonds, Series A
     (FGIC Insured), Prerefunded,
     5.88%, 7/1/06                                                                 1,295             1,430
   Maricopa County School District No. 8
     Osborn G.O. Refunding Bonds,
     Bank Qualified (FGIC Insured),
     4.70%, 7/1/14                                                                $1,000            $1,105
   Maricopa County Unified School District
     No. 11 Peoria G.O. Bonds, Unified
     Project of 1991, Prerefunded,
     5.50%, 7/1/05                                                                 1,000             1,064
   Maricopa County Unified School District
     No. 80 Chandler Capital Appreciation
     G.O. Refunding Bonds (FGIC Insured),
     0.00%, 7/1/09                                                                 1,000               861
   Mesa IDA Student Housing Revenue
     Bonds, Series A, ASU East/Maricopa
     College,
     6.00%, 7/1/32                                                                 2,000             2,021
   Mesa Street & Highway Revenue Bonds
     (FGIC Insured),
     5.50%, 7/1/16                                                                   750               876
     5.00%, 7/1/17                                                                   850               950
     5.00%, 7/1/18                                                                   810               903
   Mesa Utilities System Revenue Bonds
     (FGIC Insured), Prerefunded,
     5.00%, 7/1/09                                                                   930             1,041
     5.00%, 7/1/09                                                                 1,000             1,119
   Mohave County Union High School
     District No. 30 Mohave G.O. Bonds,
     Series B (FGIC Insured),
     8.50%, 7/1/05                                                                 1,000             1,090
   Northern Arizona University Revenue
     Bonds, Systems (FGIC Insured),
     5.13%, 6/1/19                                                                   785               846
     5.13%, 6/1/20                                                                   770               825
   Phoenix Civic Improvement Corp. Excise
     TRB, Series A, Senior Lien,
     Municipal Courthouse Project,
     5.75%, 7/1/15                                                                 1,325             1,516
   Phoenix Civic Improvement Corp.
     Municipal Facilities Subordinate
     Excise TRB (FGIC Insured),
     5.75%, 7/1/15                                                                 1,000             1,155
   Phoenix Civic Improvement Corp.
     Wastewater System Revenue Bonds,
     Junior Lien (FGIC Insured),
     Prerefunded,
     6.25%, 7/1/10                                                                 1,000             1,201

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 32 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 91.3% - CONTINUED

ARIZONA - 84.6% - (CONTINUED)
   Phoenix Civic Improvement Corp. Water
     System Revenue Bonds, Junior Lien
     (FGIC Insured),
     5.50%, 7/1/15                                                                $2,000            $2,268
     5.50%, 7/1/17                                                                 3,500             3,943
   Phoenix Civic Plaza Building Corp.
     Excise TRB, Senior Lien,
     5.70%, 7/1/07                                                                 1,160             1,233
   Phoenix G.O. Bonds,
     4.50%, 7/1/22                                                                 1,000             1,005
     4.50%, 7/1/26                                                                 2,000             1,983
   Phoenix G.O. Bonds, Series B,
     Various Purpose,
     5.38%, 7/1/20                                                                 1,000             1,106
   Phoenix G.O. Refunding Bonds,
     Series A,
     4.50%, 7/1/15                                                                 1,500             1,560
   Phoenix G.O. Refunding Bonds,
     Series B,
     4.50%, 7/1/20                                                                 1,100             1,114
   Pima County G.O. Bonds (FSA Insured),
     4.00%, 7/1/14                                                                   750               770
   Pima County Unified School District No.
     10 Amphitheater G.O. Bonds, Series
     E, School Improvement Project,
     6.50%, 7/1/05                                                                 1,900             2,025
   Pima County Unified School District
     No. 12 Sunnyside G.O. Bonds
     (FGIC Insured), Prerefunded,
     5.75%, 7/1/09                                                                 2,000             2,311
   Pima County Unified School District
     No. 6 Marana G.O. Refunding Bonds
     (FGIC Insured),
     5.40%, 7/1/14                                                                 1,300             1,476
   Prescott Valley Municipal Property
     Corp. Municipal Facilities Revenue
     Bonds (FGIC Insured),
     5.00%, 1/1/16                                                                   580               634
     5.00%, 1/1/18                                                                   735               793
     5.00%, 1/1/19                                                                   830               891
   Salt River Project Agricultural
     Improvement & Power District
     Electrical Systems Revenue
     Refunding Bonds, Series C,
     4.90%, 1/1/08                                                                   470               481
   Santa Cruz County Unified School
     District No. 1 Nogales G.O. Unlimited
     Bonds, Series B, Bank Qualified
     (AMBAC Insured), Prerefunded,
     6.10%, 7/1/04                                                                $1,000            $1,013
   Scottsdale Preservation Authority
     Excise TRB (FGIC Insured),
     Prerefunded,
     6.00%, 7/1/08                                                                   370               425
----------------------------------------------------------------------------------------------------------
                                                                                                    65,852
----------------------------------------------------------------------------------------------------------
PUERTO RICO - 6.7%
   Puerto Rico Commonwealth G.O.
     Revenue Refunding Bonds
     (FSA Insured),
     5.50%, 7/1/12                                                                   600               702
   Puerto Rico Commonwealth
     Infrastructure Financing Authority
     Special Obligation Bonds, Series A,
     Escrowed to Maturity,
     5.50%, 10/1/20                                                                2,500             2,808
     5.50%, 10/1/40                                                                  500               557
   Puerto Rico HFA Revenue Bonds,
     Capital Funding Program,
     5.00%, 12/1/11                                                                1,000             1,128
----------------------------------------------------------------------------------------------------------
                                                                                                     5,195
----------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------
(COST $66,027)                                                                                      71,047

                                                                               NUMBER              VALUE
                                                                              OF SHARES            (000S)
INVESTMENT COMPANIES - 4.8%

   AIM Tax-Exempt Cash Fund                                                    3,688,631             3,688
   Dreyfus Tax-Exempt Cash
     Management Fund                                                               2,602                 3
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------
(COST $3,691)                                                                                        3,691

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 33 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  ARIZONA TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
SHORT-TERM INVESTMENTS - 5.1%

   Phoenix IDA Revenue Refunding VRDB,
     Southwest Village Apartments
     Project,
     1.02%, 4/1/04                                                                $2,600            $2,600
   Pima County IDA VRDB, Series A,
     Senior Living Facilities - La Posada
     (LaSalle Bank LOC),
     1.02%, 4/1/04                                                                 1,400             1,400
----------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------
(COST $4,000)                                                                                        4,000

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.2%
----------------------------------------------------------------------------------------------------------
(COST $73,718)                                                                                      78,738
   Liabilities less Other Assets - (1.2)%                                                             (935)
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                $77,803

At March 31, 2004, the Arizona Tax Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                                                 PERCENTAGE
Education                                                                                              9.2%
Facilities                                                                                             7.9
General Obligation                                                                                    12.9
Higher Education                                                                                      12.2
School District                                                                                       18.1
Transportation                                                                                         9.6
Water                                                                                                  7.9
All other sectors less than 5%                                                                        22.2
----------------------------------------------------------------------------------------------------------
Total                                                                                                100.0%

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 34 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 98.5%

CALIFORNIA - 91.8%
   Arcade Water District Revenue COP
     (FGIC Insured),
     5.00%, 11/1/17                                                               $1,000            $1,075
   California Infrastructure & Economic
     Development Bank Revenue Bonds,
     Infrastructure State Revolving Fund,
     5.00%, 10/1/16                                                                1,000             1,102
   California Infrastructure & Economic
     Development Bank Revenue Bonds,
     Series A, Scripps Research Institute,
     5.75%, 7/1/30                                                                 1,000             1,086
   California State Department of
     Transportation Revenue Bonds,
     Series A, Federal Highway Grant
     Anticipation (MBIA Insured),
     4.00%, 2/1/10                                                                 1,000             1,071
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/08                                                                 4,815             5,354
     6.00%, 5/1/13                                                                   500               582
   California State G.O. Refunding Bonds
     (FGIC Insured),
     4.75%, 2/1/19                                                                 1,000             1,027
   California State Public Works Board Lease
     Revenue Refunding Bonds, Series A,
     Department of Corrections State Prisons
     (AMBAC Insured),
     5.25%, 12/1/13                                                                1,350             1,538
   California State Public Works Board Lease
     Revenue Refunding Bonds, Series A,
     Trustees California State University,
     5.25%, 10/1/14                                                                3,545             3,871
   California Statewide Communities
     Development Authority Revenue COP,
     John Muir/Mount Diablo Health System
     (MBIA Insured),
     5.50%, 8/15/12                                                                4,030             4,687
   California Statewide Communities
     Development Authority Student Housing
     Revenue Bonds, Series A, East Campus
     Apartments LLC (ACA Insured),
     5.00%, 8/1/12                                                                 1,775             1,919
   Contra Costa County Home Mortgage
     Revenue Bonds, GNMA Mortgage
     Backed Securities Program
     (Colld. by GNMA), Escrowed to Maturity,
     7.50%, 5/1/14                                                                 1,000             1,342
   Duarte Redevelopment Agency SFM
     Revenue Refunding Bonds, Series B,
     Mortgage Backed Securities Program
     (Colld. by FNMA), Escrowed to Maturity,
     6.88%, 10/1/11                                                                 $950            $1,203
   East Bay Regional Park District G.O.
     Refunding Bonds,
     5.00%, 9/1/17                                                                   250               269
   Fremont-Newark Community College
     District G.O. Bonds, Series A
     (MBIA Insured),
     5.38%, 8/1/18                                                                 1,350             1,496
     5.38%, 8/1/19                                                                   625               689
   Golden State Tobacco Securitization Corp.
     Tobacco Settlement Revenue Bonds,
     Series B, Enhanced Asset Backed,
     2.88%, 6/1/08                                                                 1,800             1,803
     5.00%, 6/1/10                                                                 2,000             2,184
   Imperial Irrigation District COP,
     Electric Systems Project,
     6.50%, 11/1/07                                                                2,000             2,316
   Los Angeles County Metropolitan
     Transportation Authority Sales TRB,
     Series B, Property A-First Tier
     (FSA Insured),
     4.75%, 7/1/15                                                                 1,250             1,323
     4.75%, 7/1/16                                                                   850               894
   Los Angeles Department of Water &
     Power Electric Plant Revenue Bonds,
     Prerefunded,
     6.10%, 2/15/05                                                                1,495             1,575
   Los Angeles Department of Water &
     Power Electric Plant Revenue Refunding
     Bonds, Prerefunded,
     6.10%, 2/15/05                                                                  505               532
   Los Angeles Sanitation Equipment Charge
     Revenue Bonds, Series A
     (FSA Insured),
     5.25%, 2/1/14                                                                   600               670
   Los Angeles Unified School District G.O.
     Bonds, Series E, Election of 1997
     (MBIA Insured)
     5.50%, 7/1/16                                                                 1,060             1,203

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 35 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 98.5% - CONTINUED

CALIFORNIA - 91.8% - (CONTINUED)
   Los Angeles Wastewater Systems
     Revenue Refunding Bonds, Series D
     (FGIC Insured),
     4.70%, 11/1/19                                                               $1,000            $1,009
   Metropolitan Water District of Southern
     California Waterworks Revenue Bonds,
     Series A, Prerefunded,
     5.50%, 7/1/09                                                                 1,350             1,578
   Metropolitan Water District of Southern
     California Waterworks Revenue
     Refunding Bonds, Series B,
     5.00%, 7/1/15                                                                 2,000             2,224
   Modesto High School District-Stanislaus
     County Capital Appreciation G.O. Bonds,
     Series A (FGIC Insured),
     0.00%, 8/1/14                                                                 3,940             2,551
   Mountain View California Refunding COP,
     Revitalization Authority (MBIA Insured),
     Prerefunded,
     6.00%, 10/1/05                                                                  850               928
   MSR Public Power Agency Revenue
     Bonds, Subseries 1997 D,
     San Juan Project (MBIA Insured),
     4.00%, 7/1/15                                                                 1,750             1,750
   Newhall California School District G.O.
     Bonds, Series A (FSA Insured),
     Prerefunded,
     6.25%, 5/1/10                                                                 1,785             2,174
   Oakland Joint Powers Financing Authority
     Lease Revenue Bonds,
     Oakland Administration Buildings
     (AMBAC Insured),
     5.38%, 8/1/10                                                                 1,070             1,175
   Orange County Water District COP,
     Series B (MBIA Insured),
     5.38%, 8/15/18                                                                1,000             1,120
   Palmdale Civic Authority Revenue Bonds,
     Series A, Merged Redevelopment
     Project, Prerefunded,
     6.60%, 9/1/04                                                                   250               261
   Sacramento County Sanitation District
     Financing Authority Revenue Crossover
     Bonds, Series A,
     5.60%, 12/1/16                                                                1,500             1,609
     5.75%, 12/1/18                                                                1,250             1,343
   San Francisco City & County Airport
     Commission International Airport
     Revenue Refunding Bonds,
     Second Series Issue 20 (MBIA Insured),
     4.75%, 5/1/15                                                                  $500              $524
   San Francisco City & County G.O. Bonds,
     Series A, Educational Facilities
     Community College Project,
     5.75%, 6/15/20                                                                  700               795
   San Francisco City & County Public
     Utilities Commission Clean Water
     Revenue Refunding Bonds, Series A
     (MBIA Insured),
     4.00%, 10/1/11                                                                   45                48
   San Gabriel Unified School District G.O.
     Bonds, Series A (FSA Insured),
     5.38%, 8/1/18                                                                 1,555             1,727
   San Marcos PFA Capital Appreciation
     Custom Receipts Revenue Bonds,
     Escrowed to Maturity,
     0.00%, 7/1/11                                                                 1,000               783
   Santa Margarita-Dana Point Authority
     Revenue Bonds, Series A,
     District Improvement (AMBAC Insured),
     5.00%, 8/1/16                                                                    90                99
   Santa Rosa Wastewater Revenue
     Refunding Bonds, Series A,
     Subregional Wastewater Project
     (FGIC Insured),
     4.75%, 9/1/16                                                                 1,000             1,036
   Southern California Public Power Authority
     Capital Appreciation Subordinate
     Revenue Refunding Bonds,
     Southtran Transmission Project,
     0.00%, 7/1/14                                                                 1,000               643
   Southern California Public Power Authority
     Power Project Revenue Bonds,
     6.75%, 7/1/12                                                                 2,100             2,576
   Ventura County Community College District
     G.O. Bonds, Series A (MBIA Insured),
     5.00%, 8/1/14                                                                   435               484
   Washington Township Healthcare District
     Revenue Bonds,
     4.25%, 7/1/05                                                                   100               103
     4.50%, 7/1/07                                                                 1,005             1,075
     5.00%, 7/1/09                                                                   250               275
----------------------------------------------------------------------------------------------------------
                                                                                                    68,701
----------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 36 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 98.5% - CONTINUED

PUERTO RICO - 5.3%
   Commonwealth of Puerto Rico G.O.
     Refunding Bonds (FGIC Insured),
     5.50%, 7/1/12                                                                $1,000            $1,169
   Puerto Rico Commonwealth G.O.
     Refunding Bonds,
     Public Improvement Project,
     5.00%, 7/1/06                                                                 1,000             1,074
   Puerto Rico HFA Revenue Bonds,
     Capital Funding Program,
     5.00%, 12/1/11                                                                1,500             1,692
----------------------------------------------------------------------------------------------------------
                                                                                                     3,935
----------------------------------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.4%
   Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax Lien Notes,
     5.63%, 10/1/10                                                                1,000             1,089
----------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------
(COST $68,543)                                                                                      73,725

                                                                                NUMBER             VALUE
                                                                               OF SHARES           (000S)
INVESTMENT COMPANY - 0.0%
   Federated California Municipal Cash
     Trust                                                                         3,664                 4
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY
----------------------------------------------------------------------------------------------------------
(COST $4)                                                                                                4

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
SHORT-TERM INVESTMENTS - 2.4%

   California State Department of Water
     Resources Power Supply VRDB,
     Series B-2 (BNP Paribas LOC),
     1.15%, 4/1/04                                                                  $500               500
   California State Department of Water
     Resources Power Supply VRDB,
     Series C-7 (FSA Insured),
     1.05%, 4/1/04                                                                   500               500
   City of Hayward Multi Family Housing
     Revenue VRDB (Colld. by FNMA),
     1.05%, 4/1/04                                                                  $800              $800
----------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------
(COST $1,800)                                                                                        1,800

TOTAL INVESTMENTS - 100.9%
----------------------------------------------------------------------------------------------------------
(COST $70,347)                                                                                      75,529
   Liabilities less Other Assets - (0.9)%                                                             (705)
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                $74,824

At March 31, 2004, the California Intermediate Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                                                 PERCENTAGE
Agriculture                                                                                            5.3%
Facilities                                                                                             6.2
General Obligation                                                                                     8.6
Higher Education                                                                                       8.3
Medical                                                                                                8.1
Power                                                                                                 18.8
School District                                                                                       10.1
Utilities                                                                                             10.4
Water                                                                                                  7.9
All other sectors less than 5%                                                                        16.3
----------------------------------------------------------------------------------------------------------
Total                                                                                                100.0%

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 37 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA TAX-EXEMPT FUND

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 99.0%

CALIFORNIA - 90.1%
   ABAG Finance Authority for Nonprofit
     Corps. COP, Channing House,
     4.65%, 2/15/06                                                                 $280              $292
   Alameda County Water District Revenue
     Refunding Bonds (MBIA Insured),
     4.75%, 6/1/20                                                                 2,000             2,048
   Anaheim PFA Tax Allocation Revenue
     Bonds, Series A, Redevelopment
     Project (MBIA Insured),
     5.25%, 2/1/18                                                                   250               272
   Aztec Shops Ltd. Auxiliary Organization
     Student Housing Revenue Bonds,
     San Diego State University,
     6.00%, 9/1/31                                                                 2,000             2,076
   Beverly Hills Unified School District G.O.
     Bonds, Series A,
     5.38%, 8/1/19                                                                 1,370             1,513
   California Educational Facilities Authority
     Capital Appreciation Revenue Bonds,
     Loyola Marymount (MBIA Insured),
     Prerefunded,
     0.00%, 10/1/09                                                                4,435             1,161
     0.00%, 10/1/09                                                                3,435               790
   California Health Facilities Finance
     Authority Revenue Refunding Bonds,
     Series A, Cedars-Sinai Medical Center,
     6.13%, 12/1/19                                                                3,350             3,674
   California Infrastructure & Economic
     Development Bank Revenue Bonds,
     Infrastructure State Revolving Fund,
     5.00%, 10/1/16                                                                  500               551
   California Infrastructure & Economic
     Development Bank Revenue Bonds,
     Series A, Scripps Research Institute,
     5.75%, 7/1/30                                                                   250               271
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/08                                                                   185               206
     5.50%, 5/1/10                                                                 1,500             1,696
   California State G.O. Refunding Bonds
     (FGIC Insured),
     4.75%, 2/1/29                                                                 1,000             1,001
   California State G.O. Refunding Bonds,
     4.38%, 10/1/17                                                                1,390             1,388
   California State Public Works Board
     Lease Revenue Bonds, Series A,
     Department of Corrections
     (AMBAC Insured),
     5.50%, 1/1/14                                                                $1,300            $1,407
   California State Public Works Board
     Lease Revenue Refunding Bonds,
     Series B, Various Community College
     Project (AMBAC Insured),
     5.63%, 3/1/16                                                                 1,000             1,089
   California State University Foundation
     Revenue Bonds, Series A,
     Sacramento Auxiliary (MBIA Insured),
     5.50%, 10/1/27                                                                  500               544
     5.50%, 10/1/32                                                                  500               546
   California Statewide Communities
     Development Authority Student
     Housing Revenue Bonds, Series A,
     East Campus Apartments LLC
     (ACA Insured),
     5.63%, 8/1/34                                                                 1,000             1,047
   California Statewide Community
     Development Corp. COP,
     J. Paul Getty Trust,
     5.00%, 10/1/10                                                                1,000             1,037
   Calleguas-Las Virgines PFA
     Revenue Refunding Bonds,
     Series B (MBIA Insured),
     5.25%, 7/1/21                                                                 1,000             1,093
   Dry Creek Joint Elementary School
     District Capital Appreciation G.O.
     Bonds, Series A (FSA Insured),
     0.00%, 8/1/09                                                                   400               343
   East Bay Municipal Utilities District Water
     System Revenue Bonds
     (MBIA Insured),
     4.75%, 6/1/34                                                                 4,000             4,012
   East Bay Regional Park District G.O.
     Refunding Bonds,
     5.00%, 9/1/17                                                                 2,250             2,421
   Escondido Union High School District G.O.
     Bonds (MBIA Insured),
     Escrowed to Maturity,
     5.60%, 11/1/09                                                                  150               165
   Escondido Union High School District
     Capital Appreciation G.O. Bonds
     (MBIA Insured), Escrowed to Maturity,
     0.00%, 11/1/14                                                                2,500             1,631

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 38 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 99.0% - CONTINUED

CALIFORNIA - 90.1% - (CONTINUED)
   Fillmore Unified School District Capital
     Appreciation G.O. Bonds, Series A
     (FGIC Insured),
     0.00%, 7/1/10                                                                  $515              $420
   Folsom G.O. Bonds, Series D, School
     Facilities Project (FGIC Insured),
     5.70%, 8/1/13                                                                   200               225
   Foothill-De Anza Community College
     District Refunding Bonds
     (FGIC Insured),
     5.00%, 8/1/21                                                                 2,000             2,121
   Foothill/Eastern Transportation Corridor
     Agency Toll Road Senior Lien Capital
     Appreciation Revenue Bonds, Series A,
     Escrowed to Maturity,
     0.00%, 1/1/05                                                                   375               372
   Fremont-Newark Community College
     District G.O. Bonds, Series A
     (MBIA Insured),
     5.38%, 8/1/19                                                                   750               826
   Fullerton Joint Union High School District
     Revenue Bonds, Series A
     (FSA Insured),
     5.00%, 8/1/18                                                                 1,000             1,071
   Golden State Tobacco Securitization
     Corp. Revenue Bonds, Series B,
     Enhanced Asset Backed,
     5.25%, 6/1/16                                                                 2,000             2,039
     5.38%, 6/1/28                                                                 2,220             2,247
     5.63%, 6/1/38                                                                 2,000             2,049
   Imperial Irrigation District COP,
     Electric Systems Project,
     6.50%, 11/1/07                                                                1,600             1,853
   Imperial Irrigation District Refunding COP,
     Electric Systems Project
     (MBIA Insured),
     5.20%, 11/1/09                                                                  200               229
   Jurupa Unified School District Capital
     Appreciation G.O. Bonds
     (FGIC Insured),
     0.00%, 8/1/23                                                                 1,470               554
   Lemoore Union High School District G.O.
     Bonds (AMBAC Insured),
     6.00%, 1/1/12                                                                   200               238
   Los Angeles County Metropolitan
     Transportation Authority Sales TRB,
     Series B, Property A-First Tier
     (FSA Insured),
     4.75%, 7/1/15                                                                $1,750            $1,852
     4.75%, 7/1/16                                                                 1,150             1,209
   Los Angeles Department of Water &
     Power Electric Plant Revenue
     Refunding Bonds, Prerefunded,
     6.10%, 2/15/05                                                                  380               400
   Los Angeles G.O. Bonds, Series A
     (MBIA Insured),
     5.00%, 9/1/15                                                                 1,230             1,343
   Los Angeles Harbor Department Revenue
     Bonds, Escrowed to Maturity,
     7.60%, 10/1/18                                                                   40                51
   Los Angeles Sanitation Equipment Charge
     Revenue Bonds, Series A
     (FSA Insured),
     5.25%, 2/1/14                                                                 1,310             1,463
   Los Angeles Unified School District G.O.
     Bonds, Series A (FGIC Insured),
     6.00%, 7/1/15                                                                   450               544
   Los Angeles Unified School District
     Refunding Bonds (MBIA Insured),
     5.75%, 7/1/16                                                                 1,000             1,191
   Los Angeles Wastewater Systems
     Revenue Refunding Bonds, Series D
     (FGIC Insured),
     4.70%, 11/1/19                                                                1,500             1,513
   Metropolitan Water District of Southern
     California Waterworks Revenue Bonds,
     Series A, Prerefunded,
     5.50%, 7/1/09                                                                 1,000             1,169
   Metropolitan Water District of Southern
     California Waterworks Revenue
     Refunding Bonds, Series B,
     5.00%, 7/1/15                                                                 2,000             2,224
   Mid Peninsula Regional Open Space
     District G.O. Refunding Bonds,
     7.00%, 9/1/14                                                                 2,500             2,605
   Modesto Irrigation District Refunding
     COP, Series B, Capital Improvements
     Projects,
     5.30%, 7/1/22                                                                 1,840             1,841

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 39 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 99.0% - CONTINUED

CALIFORNIA - 90.1% - (CONTINUED)
   Monrovia Unified School District Capital
     Appreciation G.O. Bonds, Series A
     (MBIA Insured),
     0.00%, 8/1/10                                                                  $720              $586
   MSR Public Power Agency Revenue
     Bonds, Subseries 1997 D,
     San Juan Project (MBIA Insured),
     4.00%, 7/1/15                                                                 1,250             1,250
   Newark Unified School District Capital
     Appreciation G.O. Bonds, Series D,
     Election of 1997 (FSA Insured),
     0.00%, 8/1/15                                                                 1,000               613
   Oakland G.O. Bonds, Measure I
     (FGIC Insured),
     5.60%, 12/15/14                                                                 200               223
   Orange County Sanitation District COP
     (FGIC Insured),
     5.25%, 2/1/28                                                                 2,000             2,129
   Perris Union High School District Capital
     Appreciation G.O. Bonds, Series B
     (FGIC Insured),
     0.00%, 9/1/26                                                                 1,000               315
   Placentia-Yorba Linda Unified School
     District G.O. Bonds, Series A
     (FGIC Insured),
     5.38%, 8/1/21                                                                 1,000             1,098
   Sacramento County Sanitation District
     Financing Authority Revenue
     Crossover Bonds, Series A,
     5.60%, 12/1/16                                                                  500               536
     6.00%, 12/1/20                                                                2,500             2,702
   San Francisco City & County Airport
     Commission International Airport
     Revenue Refunding Bonds, Second
     Series Issue 20 (MBIA Insured),
     4.75%, 5/1/15                                                                 1,000             1,048
   San Francisco City & County G.O. Bonds,
     Series A, Educational Facilities
     Community College Project,
     5.75%, 6/15/20                                                                1,200             1,362
   San Francisco State Building Authority
     Lease Revenue Bonds, Series A,
     Department of General Services,
     5.00%, 10/1/13                                                                4,250             4,616
   San Gabriel Unified School District G.O.
     Bonds, Series A (FSA Insured),
     5.38%, 8/1/19                                                                 1,750             1,933
     5.38%, 8/1/20                                                                 1,955             2,153
   San Mateo County Transit District
     Revenue Bonds, Series A
     (MBIA Insured),
     4.50%, 6/1/17                                                                $1,225            $1,263
   Santa Clara Redevelopment Agency
     Allocation TRB, Bayshore North
     Project (MBIA Insured),
     5.00%, 6/1/15                                                                 1,000             1,049
   Santa Margarita-Dana Point Authority
     Revenue Bonds, Series B, California
     Improvements Districts 3, 3a, 4, & 4a
     (MBIA Insured),
     7.25%, 8/1/09                                                                 1,150             1,416
   Santa Rosa Wastewater Revenue
     Refunding Bonds, Series A
     (FGIC Insured),
     5.25%, 9/1/16                                                                    35                40
   Santa Rosa Wastewater Revenue
     Refunding Bonds, Series A,
     Subregional Wastewater Project
     (FGIC Insured),
     4.75%, 9/1/16                                                                   200               207
   South Placer Wastewater Authority
     Revenue Bonds, Series A
     (FGIC Insured), Prerefunded,
     5.00%, 11/1/10                                                                2,410             2,775
   Southern California Public Power
     Authority Power Project Revenue
     Bonds, Series A, Mead Adelanto
     Project (AMBAC Insured),
     4.75%, 7/1/16                                                                 1,000             1,020
   Torrance Hospital Revenue Bonds,
     Series A, Torrance Memorial Medical
     Center,
     6.00%, 6/1/22                                                                   500               547
   Union Elementary School District Capital
     Appreciation G.O. Bonds, Series A
     (FGIC Insured),
     0.00%, 9/1/14                                                                 1,000               645
   University of California Revenue Bonds,
     Series Q, Multiple Purpose Projects
     (FSA Insured),
     5.00%, 9/1/33                                                                 1,000             1,042
   Upland Unified School District G.O. Bonds
     (FSA Insured),
     5.13%, 8/1/25                                                                 1,000             1,056

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 40 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 99.0% - CONTINUED

CALIFORNIA - 90.1% - (CONTINUED)
   Ventura County Community College
     District G.O. Bonds, Series A
     (MBIA Insured),
     5.00%, 8/1/14                                                                   $65               $72
   Vista Unified School District G.O. Bonds,
     Series A (FSA Insured),
     5.38%, 8/1/17                                                                 1,885             2,109
   Walnut Valley Unified School District G.O.
     Refunding Bonds, Series A
     (MBIA Insured),
     7.20%, 2/1/16                                                                 1,000             1,277
   Walnut Valley Unified School District
     Revenue Bonds, Series D
     (FGIC Insured),
     5.25%, 8/1/17                                                                 1,000             1,115
   Washington Township Healthcare District
     Revenue Bonds,
     4.25%, 7/1/05                                                                   100               103
     5.00%, 7/1/09                                                                   405               446
     5.00%, 7/1/11                                                                   500               539
     5.00%, 7/1/12                                                                 1,270             1,354
----------------------------------------------------------------------------------------------------------
                                                                                                   102,562
----------------------------------------------------------------------------------------------------------
PUERTO RICO - 7.5%
   Puerto Rico Commonwealth Highway &
     Transportation Authority Revenue
     Bonds, Series B (MBIA Insured),
     5.75%, 7/1/18                                                                 1,600             1,843
   Puerto Rico Commonwealth
     Infrastructure Financing Authority
     Special Obligation Bonds, Series A,
     Escrowed to Maturity,
     5.50%, 10/1/40                                                                4,000             4,457
   Puerto Rico Highway & Transportation
     Authority Revenue Bonds, Series AA
     (FGIC Insured),
     5.50%, 7/1/16                                                                 1,000             1,176
   Puerto Rico HFA Revenue Bonds,
     Capital Funding Program,
     4.60%, 12/1/24                                                                1,000             1,002
----------------------------------------------------------------------------------------------------------
                                                                                                     8,478
----------------------------------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.4%
   Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax Lien
     Notes,
     5.63%, 10/1/10                                                               $1,500            $1,633
----------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------
(COST $104,471)                                                                                    112,673

                                                                                NUMBER             VALUE
                                                                              OF SHARES            (000S)
INVESTMENT COMPANY - 0.0%
   Federated California Municipal Cash
     Trust                                                                        19,250                19
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY
----------------------------------------------------------------------------------------------------------
(COST $19)                                                                                              19

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.0%
----------------------------------------------------------------------------------------------------------
(COST $104,490)                                                                                    112,692
   Other Assets less Liabilities - 1.0%                                                              1,153
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                               $113,845

At March 31, 2004, the California Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                                                 PERCENTAGE
Agriculture                                                                                            5.6%
Facilities                                                                                             6.3
General Obligation                                                                                    12.0
Higher Education                                                                                       5.6
Medical                                                                                                5.9
Power                                                                                                  7.2
School District                                                                                       18.3
Transportation                                                                                         6.9
Utilities                                                                                             10.4
Water                                                                                                  9.4
All other sectors less than 5%                                                                        12.4
----------------------------------------------------------------------------------------------------------
Total                                                                                                100.0%

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 41 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND

                                                                                NUMBER             VALUE
                                                                               OF SHARES           (000S)
CONVERTIBLE PREFERRED STOCKS - 0.2%

MACHINERY - DIVERSIFIED - 0.0%
   Cummins Capital Trust I, 7.00%                                                  3,000              $207
----------------------------------------------------------------------------------------------------------
OIL & GAS - 0.0%
   Amerada Hess Corp., 7.00%                                                       4,500               284
----------------------------------------------------------------------------------------------------------
REITS - 0.1%
   iStar Financial, Inc., 7.50%                                                   12,000               304
----------------------------------------------------------------------------------------------------------
SAVINGS & LOANS - 0.1%
   Soverign Capital Trust IV, 4.38%                                               13,000               642
----------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------
(COST $1,361)                                                                                        1,437

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
ASSET-BACKED SECURITIES - 11.7%

   Advanta Mortgage Loan Trust, Series 2000-1,
     Class A4,
     8.61%, 3/25/28                                                                 $548               573
   Bank One Issuance Trust, Series 2003-A9, Class 9,
     3.86%, 6/15/11                                                                3,600             3,730
   BMW Vehicle Owner Trust, Series 2003-A,
     Class A4,
     2.53%, 2/25/08                                                                1,700             1,719
   Capital Auto Receivables Asset Trust,
     Series 2003-1, Class A3A,
     2.75%, 4/16/07                                                                3,630             3,692
   Chase Funding Mortgage Loan Asset-Backed
     Certificates, Series 2003-4, Class 1A2,
     2.14%, 7/25/18                                                                1,070             1,072
   Chase Funding Mortgage Loan Asset-Backed
     Certificates, Series 2003-4, Class 1A3,
     2.73%, 9/25/24                                                                  480               483
   Chase Manhattan Bank-First Union National Bank,
     Series 1999-1, Class A2,
     7.44%, 8/15/31                                                                5,025             5,944
   Citibank Credit Card Issuance Trust,
     Series 2003-A3, Class A3,
     3.10%, 3/10/10                                                                3,300             3,335
   Citibank Credit Card Issuance Trust,
     Series 2003-A8, Class A8,
     3.50%, 8/16/10                                                                2,020             2,062
   Citifinancial Mortgage Securities, Inc.,
     Series 2003-3, Class AF2,
     3.08%, 8/25/33                                                                1,421             1,440
   Commercial Mortgage Asset Trust, Series 1999-C1,
     Class A3,
     6.64%, 1/17/32                                                               $3,880            $4,458
   Countrywide Asset-Backed Certificates,
     Series 2003-5, Class AF2,
     3.04%, 4/25/25                                                                1,335             1,351
   Credit Suisse First Boston Mortgage Securities
     Corp., Series 2002-CKN2, Class A3,
     6.13%, 4/15/37                                                                2,375             2,677
   Credit Suisse First Boston Mortgage Securities
     Corp., Series 2004-C1, Class A2,
     3.52%, 1/15/37                                                                3,675             3,716
   DLJ Commercial Mortgage Corp., Series 1998-CF2,
     Class A1B,
     6.24%, 11/12/31                                                               2,220             2,492
   First Union-Lehman Brothers-Bank of America,
     Series 1998-C2, Class A2,
     6.56%, 11/18/35                                                               2,485             2,806
   Fleet Credit Card Master Trust II, Series 2002-C,
     Class A,
     2.75%, 4/15/08                                                                3,055             3,107
   GMAC Commercial Mortgage Securities, Inc.,
     Series 2002-C3, Class A2,
     4.93%, 7/10/39                                                                2,355             2,476
   Harley-Davidson Motorcycle Trust, Series 2003-1,
     Class A2,
     2.63%, 11/15/10                                                                 715               726
   JP Morgan Chase Commercial Mortgage
     Securities Corp., Series 2003-C1, Class A1,
     5.75%, 1/2/13                                                                 1,375             1,494
     4.28%, 1/12/37                                                                2,848             2,941
   LB Commercial Conduit Mortgage Trust,
     Series 1999-C1, Class A2,
     6.78%, 6/15/31                                                                2,405             2,764
   Morgan Stanley Dean Witter Capital I,
     Series 2001-TOP1, Class A4,
     6.66%, 2/15/33                                                                3,300             3,820
   Morgan Stanley Dean Witter Capital I,
     Series 2001-TOP3, Class A4,
     6.39%, 7/15/33                                                                2,300             2,636
   Nationslink Funding Corp., Series 1999-1, Class A2,
     6.32%, 1/20/31                                                                2,860             3,168
   Nissan Auto Receivables Owner Trust,
     Series 2004-A, Class A3,
     2.01%, 11/15/07                                                               2,600             2,608

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 42 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
ASSET-BACKED SECURITIES - 11.7% - CONTINUED

   PNC Mortgage Securities Corp., Series 1996-PR1,
     Class A,
     0.00%, 4/28/27                                                                  $48               $48
   Residential Accredit Loans, Inc., Series 2001-QS18,
     Class A1,
     6.50%, 12/25/31                                                               3,163             3,319
   Residential Asset Mortgage Products, Inc.,
     Series 2003-RS10, Class AI3,
     3.58%, 3/25/28                                                                2,370             2,410
   Triad Auto Receivables Owner Trust, Series 2003-B,
     Class A3,
     2.48%, 3/12/08                                                                1,900             1,923
   Wachovia Bank Commercial Mortgage Trust,
     Series 2003-C5, Class A2,
     3.99%, 6/15/35                                                                2,940             2,875
   Wachovia Bank Commercial Mortgage Trust,
     Series 2003-C6, Class A4,
     5.13%, 8/15/35                                                                4,360             4,613
   Washington Mutual, Series 2003-AR7, Class A5,
     3.07%, 8/25/33                                                                3,715             3,668
   Whole Auto Loan Trust, Series 2003-1, Class A3B,
     1.99%, 5/15/07                                                                1,960             1,971
----------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------------------------
(COST $86,237)                                                                                      88,117

CORPORATE BONDS - 33.6%

ADVERTISING - 0.1%
   Advanstar Communications, Inc.,
     12.00%, 2/15/11                                                                 150               159
   Donnelley (R.H.) Finance Corp. I, (1)
     10.88%, 12/15/12                                                                750               895
----------------------------------------------------------------------------------------------------------
                                                                                                     1,054
----------------------------------------------------------------------------------------------------------
AGRICULTURE - 0.4%
   Bunge Ltd. Finance Corp.,
     5.88%, 5/15/13                                                                1,355             1,415
   Gold Kist, Inc., (1)
     10.25%, 3/15/14                                                                 350               353
   Hines Nurseries, Inc.,
     10.25%, 10/1/11                                                                 625               694
   North Atlantic Trading Co., (1)
     9.25%, 3/1/12                                                                   290               290
   Seminis Vegetable Seeds, Inc., (1)
     10.25%, 10/1/13                                                                $300              $332
----------------------------------------------------------------------------------------------------------
                                                                                                     3,084
----------------------------------------------------------------------------------------------------------
APPAREL - 0.1%
   Phillips-Van Heusen, (1)
     7.25%, 2/15/11                                                                  450               466
----------------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.9%
   DaimlerChrysler N.A. Holding Corp.,
     7.25%, 1/18/06                                                                1,500             1,628
     4.05%, 6/4/08                                                                   875               884
     8.50%, 1/18/31                                                                1,425             1,753
   Ford Motor Co.,
     7.45%, 7/16/31                                                                  955               954
   General Motors Corp.,
     7.20%, 1/15/11                                                                1,255             1,375
----------------------------------------------------------------------------------------------------------
                                                                                                     6,594
----------------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.1%
   Dana Corp.,
     6.50%, 3/1/09                                                                   360               383
   Tenneco, Inc.,
     11.63%, 10/15/09                                                                400               433
----------------------------------------------------------------------------------------------------------
                                                                                                       816
----------------------------------------------------------------------------------------------------------
BANKS - 1.7%
   Bank of America Corp.,
     5.25%, 2/1/07                                                                 1,840             1,986
     3.88%, 1/15/08                                                                1,095             1,135
     4.75%, 8/15/13                                                                1,970             2,003
   Chase Manhattan Corp.,
     7.13%, 2/1/07                                                                   250               281
   FleetBoston Financial Corp.,
     3.85%, 2/15/08                                                                1,575             1,628
   JP Morgan Chase & Co.,
     5.63%, 8/15/06                                                                  680               735
   Marshall & Ilsley Corp.,
     5.75%, 9/1/06                                                                 1,670             1,810
   Wachovia Corp.,
     3.50%, 8/15/08                                                                1,660             1,689
   Wells Fargo & Co.,
     7.25%, 8/24/05                                                                1,375             1,481

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 43 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 33.6% - CONTINUED

BANKS - 1.7% - (CONTINUED)
   Wells Fargo Bank,
     6.45%, 2/1/11                                                                  $135              $155
----------------------------------------------------------------------------------------------------------
                                                                                                    12,903
----------------------------------------------------------------------------------------------------------
BEVERAGES - 1.0%
   Anheuser-Busch Cos., Inc.,
     4.95%, 1/15/14                                                                  230               240
     5.95%, 1/15/33                                                                3,050             3,256
   Bottling Group LLC,
     4.63%, 11/15/12                                                               2,425             2,483
   Grand Metropolitan Investment Corp.,
     Puttable 4/15/05 @ Par,
     7.45%, 4/15/35                                                                1,580             1,997
----------------------------------------------------------------------------------------------------------
                                                                                                     7,976
----------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.1%
   Associated Materials, Inc.,
     9.75%, 4/15/12                                                                  380               424
   Ply Gem Industries, Inc., (1)
     9.00%, 2/15/12                                                                  325               326
----------------------------------------------------------------------------------------------------------
                                                                                                       750
----------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 0.4%
   Charter Communications Holdings LLC,
     Senior Notes,
     10.75%, 10/1/09                                                                 975               853
   Continental Cablevision,
     8.30%, 5/15/06                                                                  380               423
   DirecTV Holdings LLC,
     8.38%, 3/15/13                                                                  450               513
   Echostar DBS Corp., (1)
     6.38%, 10/1/11                                                                  410               436
   Insight Midwest LP, Senior Notes,
     10.50%, 11/1/10                                                                 350               376
   Mediacom Broadband LLC,
     11.00%, 7/15/13                                                                 650               696
----------------------------------------------------------------------------------------------------------
                                                                                                     3,297
----------------------------------------------------------------------------------------------------------
CHEMICALS - 0.4%
   Huntsman LLC,
     11.63%, 10/15/10                                                                500               525
   ISP Chemco, Inc.,
     10.25%, 7/1/11                                                                  500               566
   Lyondell Chemical Co.,
     9.63%, 5/1/07                                                                   420               435
   Nalco Co., (1)
     8.88%, 11/15/13                                                                $420              $438
   PolyOne Corp.,
     10.63%, 5/15/10                                                                 875               894
   Resolution Performance Products, Inc.,
     13.50%, 11/15/10                                                                480               401
----------------------------------------------------------------------------------------------------------
                                                                                                     3,259
----------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.6%
   Coinmach Corp.,
     9.00%, 2/1/10                                                                 1,250             1,331
   Corrections Corp. of America,
     9.88%, 5/1/09                                                                 1,000             1,125
   Deluxe Corp.,
     5.00%, 12/15/12                                                                 665               698
   Dollar Financial Group, Inc.,
     9.75%, 11/15/11                                                                 450               488
   Williams Scotsman, Inc.,
     9.88%, 6/1/07                                                                   575               575
----------------------------------------------------------------------------------------------------------
                                                                                                     4,217
----------------------------------------------------------------------------------------------------------
COMPUTERS - 0.2%
   IBM Corp.,
     4.75%, 11/29/12                                                                 125               129
     5.88%, 11/29/32                                                               1,150             1,193
   Stratus Technologies, Inc., (1)
     10.38%, 12/1/08                                                                 375               377
----------------------------------------------------------------------------------------------------------
                                                                                                     1,699
----------------------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.0%
   Elizabeth Arden, Inc., (1)
     7.75%, 1/15/14                                                                  350               367
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 8.9%
   Alamosa Delaware, Inc.,
     11.00%, 7/31/10                                                                 225               240
   Associates Corp. of North America,
     6.25%, 11/1/08                                                                2,815             3,175
   Boeing Capital Corp.,
     5.75%, 2/15/07                                                                1,330             1,445
     5.80%, 1/15/13                                                                1,150             1,243
   Capital One Bank,
     4.88%, 5/15/08                                                                1,155             1,217
   CIT Group, Inc.,
     5.00%, 2/13/14                                                                1,010             1,018

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 44 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 33.6% - CONTINUED

DIVERSIFIED FINANCIAL SERVICES - 8.9% - (CONTINUED)
   Citigroup, Inc.,
     5.75%, 5/10/06                                                               $1,615            $1,741
     5.63%, 8/27/12                                                                2,000             2,188
   Couche-Tard Finance Corp., (1)
     7.50%, 12/15/13                                                                 650               695
   Countrywide Home Loans, Inc.,
     4.25%, 12/19/07                                                                 500               524
     3.25%, 5/21/08                                                                1,700             1,705
   Credit Suisse First Boston USA, Inc.,
     4.63%, 1/15/08                                                                  840               890
     6.50%, 1/15/12                                                                  900             1,027
     5.50%, 8/15/13                                                                  500               532
   Ford Motor Credit Co.,
     7.60%, 8/1/05                                                                 1,455             1,547
     6.88%, 2/1/06                                                                 1,350             1,436
     7.38%, 2/1/11                                                                 1,840             2,007
     7.00%, 10/1/13                                                                2,345             2,475
   General Electric Capital Corp.,
     5.00%, 6/15/07                                                                2,500             2,690
     3.50%, 5/1/08                                                                 1,500             1,532
     6.00%, 6/15/12                                                                1,220             1,363
     6.75%, 3/15/32                                                                  930             1,074
   General Motors Acceptance Corp.,
     5.75%, 11/5/04                                                                1,340             1,369
     4.50%, 7/15/06                                                                  850               878
     6.88%, 9/15/11                                                                3,170             3,439
     8.00%, 11/1/31                                                                1,005             1,112
   Goldman Sachs Group, Inc.,
     6.88%, 1/15/11                                                                1,595             1,853
     5.25%, 4/1/13                                                                 2,790             2,903
   Household Finance Corp.,
     4.63%, 1/15/08                                                                1,750             1,853
     6.38%, 11/27/12                                                               1,155             1,307
     4.75%, 7/15/13                                                                2,735             2,753
   International Lease Finance Corp.,
     2.95%, 5/23/06                                                                  750               762
     3.75%, 8/1/07                                                                   565               582
   IOS Capital LLC,
     7.25%, 6/30/08                                                                  300               328
   Lehman Brothers Holdings, Inc.,
     6.63%, 2/5/06                                                                  $730              $791
     6.25%, 5/15/06                                                                1,085             1,181
     7.00%, 2/1/08                                                                 1,310             1,502
   Morgan Stanley, Dean Witter & Co.,
     6.10%, 4/15/06                                                                  985             1,065
     3.63%, 4/1/08                                                                 3,200             3,275
     4.75%, 4/1/14                                                                 1,935             1,895
   National Rural Utilities Cooperative Finance,
     3.00%, 2/15/06                                                                1,550             1,577
     6.00%, 5/15/06                                                                1,000             1,081
   Power Receivable Finance LLC, (1)
     6.29%, 1/1/12                                                                 1,770             1,883
   SLM Corp.,
     3.63%, 3/17/08                                                                  860               881
   Textron Financial Corp.,
     2.75%, 6/1/06                                                                   470               475
     5.88%, 6/1/07                                                                   395               436
----------------------------------------------------------------------------------------------------------
                                                                                                    66,945
----------------------------------------------------------------------------------------------------------
ELECTRIC - 2.3%
   AES Corp.,
     9.50%, 6/1/09                                                                   945             1,025
   Alabama Power Co.,
     5.70%, 2/15/33                                                                  895               897
   Appalachian Power Co.,
     3.60%, 5/15/08                                                                  580               586
   Aquila, Inc.,
     14.88%, 7/1/13                                                                  185               249
   Calpine Corp.,
     8.75%, 7/15/07                                                                  725               573
     8.50%, 7/15/10 (1)                                                              700               644
   CMS Energy Corp.,
     9.88%, 10/15/07                                                                 450               496
     8.50%, 4/15/11                                                                  475               507
   Columbus Southern Power Co.,
     5.50%, 3/1/13                                                                   860               917
   Commonwealth Edison Co.,
     4.70%, 4/15/15                                                                  600               605
   Consolidated Edison Co. of New York,
     4.88%, 2/1/13                                                                   715               743
   Duke Energy Corp.,
     3.75%, 3/5/08                                                                   700               717

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 45 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 33.6% - CONTINUED

ELECTRIC - 2.3% - (CONTINUED)
   FPL Group Capital, Inc.,
     3.25%, 4/11/06                                                               $1,150            $1,177
   MSW Energy Holdings LLC, (1)
     7.38%, 9/1/10                                                                   500               528
   Power Contract Financing LLC, (1)
     5.20%, 2/1/06                                                                   786               802
   PSEG Power LLC,
     6.95%, 6/1/12                                                                 1,335             1,538
   PSEG Energy Holdings, Senior Notes,
     10.00%, 10/1/09                                                                 875             1,019
     8.50%, 6/15/11                                                                  300               333
   Public Service Electric & Gas,
     4.00%, 11/1/08                                                                1,300             1,339
   Sierra Pacific Resources, (1)
     8.63%, 3/15/14                                                                  220               223
   South Carolina Electric & Gas,
     5.80%, 1/15/33                                                                  815               841
   TECO Energy, Inc.,
     7.20%, 5/1/11                                                                   500               531
   Wisconsin Electric Power,
     5.63%, 5/15/33                                                                  750               755
----------------------------------------------------------------------------------------------------------
                                                                                                    17,045
----------------------------------------------------------------------------------------------------------
ELECTRONICS - 0.1%
   PerkinElmer, Inc.,
     8.88%, 1/15/13                                                                  225               260
   Stoneridge, Inc.,
     11.50%, 5/1/12                                                                  500               596
----------------------------------------------------------------------------------------------------------
                                                                                                       856
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.2%
   AMC Entertainment, Inc., (1)
     8.00%, 3/1/14                                                                   300               298
   Isle of Capri Casinos, Inc., (1)
     7.00%, 3/1/14                                                                   275               276
   Six Flags, Inc., (1)
     9.63%, 6/1/14                                                                   600               638
----------------------------------------------------------------------------------------------------------
                                                                                                     1,212
----------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.3%
   Allied Waste North America,
     9.25%, 9/1/12                                                                   750               853
   Waste Management, Inc.,
     6.38%, 11/15/12                                                               1,000             1,118
----------------------------------------------------------------------------------------------------------
                                                                                                     1,971
----------------------------------------------------------------------------------------------------------
FOOD - 1.4%
   Albertson's, Inc.,
     7.50%, 2/15/11                                                               $2,140            $2,512
   Cadbury Schweppes US Finance LLC, (1)
     3.88%, 10/1/08                                                                1,330             1,354
   Carrols Corp.,
     9.50%, 12/1/08                                                                  375               376
   Del Monte Corp.,
     9.25%, 5/15/11                                                                  580               653
   Delhaize America, Inc.,
     8.13%, 4/15/11                                                                  230               265
   Great Atlantic & Pacific Tea Co.,
     7.75%, 4/15/07                                                                  650               598
   Pinnacle Foods Holding Corp., (1)
     8.25%, 12/1/13                                                                  550               584
   Safeway, Inc.,
     6.15%, 3/1/06                                                                   225               241
     6.50%, 3/1/11                                                                 1,825             2,037
   Unilever Capital Corp.,
     5.90%, 11/15/32                                                               1,600             1,666
----------------------------------------------------------------------------------------------------------
                                                                                                    10,286
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.5%
   Appleton Papers, Inc.,
     12.50%, 12/15/08                                                                550               622
   Georgia-Pacific Corp.,
     8.88%, 2/1/10                                                                   480               560
   International Paper Co.,
     6.75%, 9/1/11                                                                 1,760             2,001
   Newark Group, Inc., (1)
     9.75%, 3/15/14                                                                  350               345
----------------------------------------------------------------------------------------------------------
                                                                                                     3,528
----------------------------------------------------------------------------------------------------------
GAMING - 0.1%
   MGM Mirage,
     8.38%, 2/1/11                                                                   520               601
   Premier Entertainment Biloxi LLC,(1)
     10.75%, 2/1/12                                                                  250               270
----------------------------------------------------------------------------------------------------------
                                                                                                       871
----------------------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 0.1%
   Pacificare Health Systems,
     10.75%, 6/1/09                                                                  500               587
----------------------------------------------------------------------------------------------------------
HOME BUILDERS - 0.4%
   K Hovnanian Enterprises, Inc., (1)
     6.38%, 12/15/14                                                                 450               453

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 46 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 33.6% - CONTINUED

HOME BUILDERS - 0.4% - (CONTINUED)
   KB Home, (1)
     5.75%, 2/1/14                                                                $2,040            $2,025
   WCI Communities, Inc.,
     10.63%, 2/15/11                                                                 400               452
   William Lyon Homes, Inc.,
     10.75%, 4/1/13                                                                  250               296
----------------------------------------------------------------------------------------------------------
                                                                                                     3,226
----------------------------------------------------------------------------------------------------------
HOME EQUITY LOANS - 0.3%
   Residential Asset Securities Corp.,
     2.71%, 5/25/26                                                                2,360             2,377
----------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.1%
   American Achievement Corp., (1)
     8.25%, 4/1/12                                                                    85                87
   Avery Dennison Corp.,
     4.88%, 1/15/13                                                                   50                52
     6.00%, 1/15/33                                                                  565               596
   Prestige Brands, Inc., (1)
     9.25%, 4/15/12                                                                  275               270
----------------------------------------------------------------------------------------------------------
                                                                                                     1,005
----------------------------------------------------------------------------------------------------------
INSURANCE - 1.0%
   AIG SunAmerica Global Financing IX, (1)
     6.90%, 3/15/32                                                                2,100             2,470
   American International Group, (1)
     4.50%, 5/15/13                                                                1,575             1,548
   Metlife, Inc.,
     5.38%, 12/15/12                                                                  50                53
   Principal Life Income Funding Trusts,
     3.20%, 4/1/09                                                                 1,500             1,493
   Protective Life Secured Trust,
     3.70%, 11/24/08                                                               1,890             1,929
----------------------------------------------------------------------------------------------------------
                                                                                                     7,493
----------------------------------------------------------------------------------------------------------
LEISURE TIME - 0.1%
   AMF Bowling Worldwide, Inc., (1)
     10.00%, 3/1/10                                                                  525               543
   True Temper Sports, Inc., (1)
     8.38%, 9/15/11                                                                  300               306
----------------------------------------------------------------------------------------------------------
                                                                                                       849
----------------------------------------------------------------------------------------------------------
LODGING - 0.1%
   Hammons (John Q.) Hotels, Inc.,
     8.88%, 5/15/12                                                                 $500              $556
   Mandalay Resort Group,
     6.50%, 7/31/09                                                                  350               376
----------------------------------------------------------------------------------------------------------
                                                                                                       932
----------------------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.2%
   Joy Global, Inc.,
     8.75%, 3/15/12                                                                  500               562
   Manitowoc Co.,
     10.50%, 8/1/12                                                                  675               773
----------------------------------------------------------------------------------------------------------
                                                                                                     1,335
----------------------------------------------------------------------------------------------------------
MEDIA - 3.5%
   American Media Operation, Inc., Series B,
     10.25%, 5/1/09                                                                  750               786
   AOL Time Warner, Inc.,
     6.13%, 4/15/06                                                                  725               781
     6.15%, 5/1/07                                                                 1,300             1,428
     6.75%, 4/15/11                                                                1,490             1,689
     6.88%, 5/1/12                                                                 1,345             1,539
     6.95%, 1/15/28                                                                1,450             1,571
   Block Communications, Inc.,
     9.25%, 4/15/09                                                                  550               586
   Comcast Cable Communications,
     6.38%, 1/30/06                                                                1,870             2,007
     6.75%, 1/30/11                                                                2,500             2,838
   Comcast Corp.,
     7.05%, 3/15/33                                                                1,535             1,706
   COX Communications, Inc.,
     7.75%, 8/15/06                                                                  222               249
     7.13%, 10/1/12                                                                1,315             1,521
   COX Enterprises, Inc., (1)
     4.38%, 5/1/08                                                                   465               480
   CSC Holdings, Inc., (1)
     6.75%, 4/15/12                                                                   45                46
   Dex Media East LLC,
     12.13%, 11/15/12                                                                625               730
   Houghton Mifflin Co.,
     9.88%, 2/1/13                                                                   650               671
   Liberty Group Operating, Inc.,
     9.38%, 2/1/08                                                                   325               330

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 47 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 33.6% - CONTINUED

MEDIA - 3.5% - (CONTINUED)
   News America Holdings, Inc.,
     7.60%, 10/11/15                                                              $1,140            $1,386
   News America, Inc.,
     6.63%, 1/9/08                                                                   453               509
   Reader's Digest Association, Inc., (1)
     6.50%, 3/1/11                                                                   350               361
   Reed Elsevier Capital, Inc.,
     6.13%, 8/1/06                                                                 1,245             1,364
   Univision Communications, Inc.,
     3.50%, 10/15/07                                                                 645               662
     3.88%, 10/15/08                                                                 685               696
   Viacom, Inc.,
     5.50%, 5/15/33                                                                1,510             1,467
   Xm Satellite Radio, Inc.,
     12.00%, 6/15/10                                                                 400               452
   Young Broadcasting, Inc.,
     10.00%, 3/1/11                                                                  550               588
----------------------------------------------------------------------------------------------------------
                                                                                                    26,443
----------------------------------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.1%
   Wolverine Tube, Inc.,
     10.50%, 4/1/09                                                                  500               537
----------------------------------------------------------------------------------------------------------
MINING - 0.1%
   Alcoa, Inc.,
     5.88%, 6/1/06                                                                   700               756
----------------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.4%
   General Electric Co.,
     5.00%, 2/1/13                                                                 1,750             1,832
   Park-Ohio Industries, Inc.,
     9.25%, 12/1/07                                                                  600               600
   Trinity Industries, Inc., (1)
     6.50%, 3/15/14                                                                  400               400
----------------------------------------------------------------------------------------------------------
                                                                                                     2,832
----------------------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.1%
   Xerox Corp.,
     7.63%, 6/15/13                                                                  550               586
----------------------------------------------------------------------------------------------------------
OIL & GAS - 1.4%
   ConocoPhillips,
     4.75%, 10/15/12                                                                 560               577
   Consolidated Natural Gas Co.,
     5.38%, 11/1/06                                                                2,035             2,182
   Devon Financing Corp.,
     6.88%, 9/30/11                                                                  840               972
   Devon Energy Corp.,
     2.75%, 8/1/06                                                                  $380              $382
     7.95%, 4/15/32                                                                1,220             1,512
   Giant Industries, Inc.,
     11.00%, 5/15/12                                                                 590               662
   Marathon Oil Corp.,
     6.00%, 7/1/12                                                                 1,440             1,592
   Tesoro Petroleum Corp.,
     9.63%, 11/1/08                                                                  600               662
   Valero Energy Corp.,
     6.88%, 4/15/12                                                                1,000             1,151
     4.75%, 6/15/13                                                                  530               529
----------------------------------------------------------------------------------------------------------
                                                                                                    10,221
----------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 0.3%
   Anadarko Petroleum Corp.,
     6.13%, 3/15/12                                                                  815               905
   Magnum Hunter Resources, Inc.,
     9.60%, 3/15/12                                                                  750               838
   Swift Energy Co.,
     9.38%, 5/1/12                                                                   750               836
----------------------------------------------------------------------------------------------------------
                                                                                                     2,579
----------------------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.2%
   AmeriGas Partners LP,
     8.88%, 5/20/11                                                                  500               554
   Baker Hughes, Inc.,
     6.88%, 1/15/29                                                                  760               886
   Dresser, Inc.,
     9.38%, 4/15/11                                                                  150               163
----------------------------------------------------------------------------------------------------------
                                                                                                     1,603
----------------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%
   Owens-Brockway,
     8.88%, 2/15/09                                                                  175               189
   Solo Cup Co., (1)
     8.50%, 2/15/14                                                                  300               311
----------------------------------------------------------------------------------------------------------
                                                                                                       500
----------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.0%
   Athena Neurosciences Finance LLC,
     7.25%, 2/21/08                                                                  325               326
----------------------------------------------------------------------------------------------------------
PIPELINES - 0.6%
   Duke Energy Corp.,
     5.50%, 3/1/14                                                                 2,450             2,477

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 48 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 33.6% - CONTINUED

PIPELINES - 0.6% - (CONTINUED)
   Dynegy Holdings, Inc.,
     9.88%, 7/15/10 (1)                                                             $600              $652
     8.75%, 2/15/12                                                                  500               473
   EL Paso Corp.,
     7.88%, 6/15/12                                                                  750               671
   Williams Cos, Inc.,
     8.63%, 6/1/10                                                                   400               440
----------------------------------------------------------------------------------------------------------
                                                                                                     4,713
----------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.1%
   LNR Property Corp., (1)
     7.25%, 10/15/13                                                                 500               528
----------------------------------------------------------------------------------------------------------
REITS - 0.2%
   Host Marriott LP,
     9.50%, 1/15/07                                                                  800               896
   Omega Healthcare Investors, Inc., (1)
     7.00%, 4/1/14                                                                   350               359
----------------------------------------------------------------------------------------------------------
                                                                                                     1,255
----------------------------------------------------------------------------------------------------------
RETAIL - 0.7%
   Friendly Ice Cream Corp., (1)
     8.38%, 6/15/12                                                                  300               309
   Office Depot, Inc.,
     6.25%, 8/15/13                                                                1,600             1,739
   Penney (J.C.) Co., Inc.,
     9.00%, 8/1/12                                                                   400               508
   Petro Stopping Centers LP, (1)
     9.00%, 2/15/12                                                                  150               154
   Staples, Inc.,
     7.38%, 10/1/12                                                                1,530             1,821
   Target Corp.,
     5.38%, 6/15/09                                                                  960             1,050
----------------------------------------------------------------------------------------------------------
                                                                                                     5,581
----------------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.1%
   AMI Semiconductor, Inc.,
     10.75%, 2/1/13                                                                  292               341
   Amkor Technology, Inc., (1)
     7.13%, 3/15/11                                                                  225               225
   ON Semiconductor Corp.,
     12.00%, 3/15/10                                                                 324               400
----------------------------------------------------------------------------------------------------------
                                                                                                       966
----------------------------------------------------------------------------------------------------------
SUPERMARKETS - 0.3%
   Kroger Co.,
     6.20%, 6/15/12                                                                1,200             1,328
   Roundy's, Inc.,
     8.88%, 6/15/12                                                                 $500              $550
   Stater Brothers Holdings,
     10.75%, 8/15/06                                                                 750               788
----------------------------------------------------------------------------------------------------------
                                                                                                     2,666
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.7%
   AT&T Corp., Senior Notes,
     7.30%, 11/15/11                                                               1,500             1,753
     8.75%, 11/15/31                                                                 805               949
   AT&T Wireless Services, Inc.,
     7.50%, 5/1/07                                                                   750               853
     7.88%, 3/1/11                                                                   545               650
     8.75%, 3/1/31                                                                   875             1,135
   Centennial Cellular Operating Co.,
     10.13%, 6/15/13                                                                 200               206
   Cincinnati Bell, Inc.,
     8.38%, 1/15/14                                                                  400               392
   Nextel Communications, Inc.
     5.95%, 3/15/14                                                                  275               273
   Nextel Communications, Inc.,
     7.38%, 8/1/15                                                                   400               433
   Nextel Partners, Inc.,
     12.50%, 11/15/09                                                                142               167
   Qwest Services Corp., (1)
     13.00%, 12/15/07                                                                 75                86
     13.50%, 12/15/10                                                                275               320
   Sprint Capital Corp.,
     7.63%, 1/30/11                                                                  900             1,051
     8.38%, 3/15/12                                                                1,700             2,070
     8.75%, 3/15/32                                                                1,100             1,390
   Time Warner Telecom, Inc.,
     10.13%, 2/1/11                                                                  140               129
   U.S. West Communications, Inc.,
     6.88%, 9/15/33                                                                  750               664
   UbiquiTel Operating Co., (1)
     9.88%, 3/1/11                                                                    85                83
   Verizon New Jersey, Inc.,
     5.88%, 1/17/12                                                                2,115             2,306
   Verizon of New England, Inc.,
     6.50%, 9/15/11                                                                1,600             1,806

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 49 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 33.6% - CONTINUED

TELECOMMUNICATIONS - 2.7% - (CONTINUED)
   Verizon Wireless Capital LLC,
     5.38%, 12/15/06                                                              $3,640            $3,920
----------------------------------------------------------------------------------------------------------
                                                                                                    20,636
----------------------------------------------------------------------------------------------------------
TEXTILES - 0.1%
   Simmons Co., (1)
     7.88%, 1/15/14                                                                  645               647
----------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.5%
   CSX Corp.,
     6.75%, 3/15/11                                                                  850               974
   Norfolk Southern Corp.,
     7.35%, 5/15/07                                                                  715               815
     7.25%, 2/15/31                                                                  735               870
   Overseas Shipholding Group,
     8.25%, 3/15/13                                                                  750               825
----------------------------------------------------------------------------------------------------------
                                                                                                     3,484
----------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
----------------------------------------------------------------------------------------------------------
(COST $243,543)                                                                                    253,859

FOREIGN ISSUER BONDS - 4.3%

BANKS - 0.1%
   National Westminster Bank PLC,
     7.38%, 10/1/09                                                                  770               922
----------------------------------------------------------------------------------------------------------
BEVERAGES - 0.0%
   Diageo Capital PLC,
     3.38%, 3/20/08                                                                  100               102
----------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.1%
   Ainsworth Lumber Co. Ltd., (1)
     6.75%, 3/15/14                                                                  400               402
----------------------------------------------------------------------------------------------------------
CHEMICALS - 0.1%
   Avecia Group PLC,
     11.00%, 7/1/09                                                                  600               510
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.1%
   Bombardier Recreational Products, Inc., (1)
     8.38%, 12/15/13                                                                 460               473
----------------------------------------------------------------------------------------------------------
HOUSEWARES - 0.0%
   Vitro S.A. de CV, (1)
     11.75%, 11/1/13                                                                 300               285
----------------------------------------------------------------------------------------------------------
IRON/STEEL - 0.1%
   IPSCO, Inc.,
     8.75%, 6/1/13                                                                   375               427
----------------------------------------------------------------------------------------------------------
MINING - 0.3%
   Alcan, Inc.,
     6.13%, 12/15/33                                                                $945              $996
   BHP Billiton Finance USA Ltd.,
     4.80%, 4/15/13                                                                  710               734
   Vale Overseas Ltd.,
     8.25%, 1/17/34                                                                  600               549
----------------------------------------------------------------------------------------------------------
                                                                                                     2,279
----------------------------------------------------------------------------------------------------------
OIL & GAS - 0.3%
   Anadarko Finance Co.,
     7.50%, 5/1/31                                                                   900             1,089
   EnCana Corp.,
     4.75%, 10/15/13                                                               1,235             1,257
----------------------------------------------------------------------------------------------------------
                                                                                                     2,346
----------------------------------------------------------------------------------------------------------
REGIONAL - 0.4%
   Province of Quebec,
     5.50%, 4/11/06                                                                2,705             2,903
----------------------------------------------------------------------------------------------------------
SOVEREIGN - 0.8%
   Mexico Government International Bonds,
     6.38%, 1/16/13                                                                3,530             3,823
   Poland Government International Bonds,
     5.25%, 1/15/14                                                                1,820             1,897
----------------------------------------------------------------------------------------------------------
                                                                                                     5,720
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.8%
   British Telecommunications PLC,
     8.38%, 12/15/10                                                                 275               340
     8.88%, 12/15/30                                                               1,740             2,321
   Deutsche Telekom International Finance BV,
     8.25%, 6/15/05                                                                1,320             1,421
     8.75%, 6/15/30                                                                  525               688
   France Telecom,
     9.00%, 3/1/11                                                                 1,115             1,362
   Rogers Wireless Communications, Inc., (1)
     6.38%, 3/1/14                                                                   225               229
   Royal KPN N.V.,
     8.00%, 10/1/10                                                                1,450             1,766
   Telecom Italia Capital S.A., (1)
     5.25%, 11/15/13                                                               1,500             1,547
   Telefonica Europe BV,
     7.75%, 9/15/10                                                                1,850             2,234
   Telefonos de Mexico S.A. de CV, (1)
     4.50%, 11/19/08                                                                 900               918

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 50 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
FOREIGN ISSUER BONDS - 4.3% - CONTINUED

TELECOMMUNICATIONS - 1.8% - (CONTINUED)
   Vodafone Group PLC,
     6.25%, 11/30/32                                                              $1,050            $1,121
----------------------------------------------------------------------------------------------------------
                                                                                                    13,947
----------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.2%
   General Maritime Corp.,
     10.00%, 3/15/13                                                                 750               840
   OMI Corp.,
     7.63%, 12/1/13                                                                  200               208
   Stena AB,
     9.63%, 12/1/12                                                                  750               851
----------------------------------------------------------------------------------------------------------
                                                                                                     1,899
----------------------------------------------------------------------------------------------------------
TOTAL FOREIGN ISSUER BONDS
----------------------------------------------------------------------------------------------------------
(COST $31,228)                                                                                      32,215

U.S. GOVERNMENT AGENCIES - 38.9%(2)
FANNIE MAE - 31.4%
     1.88%, 9/15/05                                                                2,630             2,645
     5.00%, 5/14/07                                                                1,890             1,899
     3.38%, 12/15/08                                                               6,870             6,981
     6.00%, 1/18/12                                                                1,030             1,068
     6.25%, 5/15/29                                                                3,750             4,260
   Pool #254950,
     5.50%, 11/1/33                                                               29,933            30,686
   Pool #535714,
     7.50%, 1/1/31                                                                   833               892
   Pool #535982,
     7.50%, 5/1/31                                                                 2,002             2,146
   Pool #535996,
     7.50%, 6/1/31                                                                 2,160             2,316
   Pool #545003,
     8.00%, 5/1/31                                                                    60                65
   Pool #545437,
     7.00%, 2/1/32                                                                 1,928             2,047
   Pool #545757,
     7.00%, 6/1/32                                                                 9,552            10,137
   Pool #555189,
     7.00%, 12/1/32                                                                6,159             6,537
   Pool #555750,
     5.00%, 9/1/18                                                                27,796            28,603
   Pool #581806,
     7.00%, 7/1/31                                                                 2,836             3,010
   Pool #667012,
     5.50%, 11/1/17                                                              $16,551           $17,260
   Pool #713973,
     5.00%, 7/1/33                                                                 7,811             7,853
   Pool #720590,
     5.50%, 6/1/33                                                                 3,687             3,779
   Pool #720598,
     5.00%, 6/1/33                                                                 3,841             3,862
   Pool #725156,
     6.50%, 12/1/33                                                               12,503            13,143
   Pool #738941,
     5.50%, 9/1/33                                                                12,824            13,146
   Pool #740226,
     5.00%, 9/1/33                                                                 6,766             6,802
   Pool TBA, (3)
     4.50%, 4/25/18                                                               30,330            30,700
     6.00%, 4/15/34                                                               19,855            20,662
     5.00%, 12/31/49                                                              16,155            16,226
----------------------------------------------------------------------------------------------------------
                                                                                                   236,725
----------------------------------------------------------------------------------------------------------
FREDDIE MAC - 4.2%
     2.88%, 9/15/05                                                                8,175             8,340
     2.88%, 12/15/06                                                               7,055             7,193
     5.75%, 4/29/09                                                                4,500             4,515
     4.75%, 12/8/10                                                                2,355             2,422
     4.88%, 11/15/13                                                               8,960             9,389
----------------------------------------------------------------------------------------------------------
                                                                                                    31,859
----------------------------------------------------------------------------------------------------------
FREDDIE MAC GOLD - 0.3%
   Pool #C00910,
     7.50%, 1/1/30                                                                 2,468             2,657
----------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.0%
   Pool TBA, (3)
     5.00%, 4/15/33                                                               14,725            14,826
     5.50%, 4/23/33                                                                7,410             7,621
----------------------------------------------------------------------------------------------------------
                                                                                                    22,447
----------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
----------------------------------------------------------------------------------------------------------
(COST $291,019)                                                                                    293,688

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 51 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  FIXED INCOME FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
U.S. GOVERNMENT OBLIGATIONS - 7.1%

U.S. TREASURY BONDS - 4.4%
     7.50%, 11/15/16                                                              $3,655            $4,819
     8.88%, 2/15/19                                                                2,000             2,964
     7.88%, 2/15/21                                                                5,715             7,904
     6.25%, 8/15/23                                                                1,505             1,789
     6.88%, 8/15/25                                                                  875             1,118
     6.75%, 8/15/26                                                                2,000             2,529
     6.50%, 11/15/26                                                                 970             1,193
     6.13%, 11/15/27                                                               2,295             2,708
     5.50%, 8/15/28                                                                7,000             7,635
     5.38%, 2/15/31                                                                  105               114
----------------------------------------------------------------------------------------------------------
                                                                                                    32,773
----------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 2.7%
     1.63%, 2/28/06                                                                4,950             4,958
     2.38%, 8/15/06                                                                6,535             6,631
     2.63%, 3/15/09                                                                4,545             4,512
     4.00%, 2/15/14                                                                4,405             4,463
----------------------------------------------------------------------------------------------------------
                                                                                                    20,564
----------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------------------------
(COST $51,931)                                                                                      53,337

MUNICIPAL BONDS - 0.5%

NEW JERSEY - 0.3%
   New Jersey State Turnpike Authority
     Revenue Bonds, Series B (AMBAC LOC),
     4.25%, 1/1/16                                                                 2,425             2,387
----------------------------------------------------------------------------------------------------------
OREGON - 0.2%
   Oregon State Community College Districts
     Revenue Bonds, Series B (FGIC Insured),
     5.60%, 6/30/28                                                                1,600             1,670
----------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------
(COST $4,017)                                                                                        4,057

                                                                               NUMBER              VALUE
                                                                              OF SHARES            (000S)
WARRANTS - 0.0%

   Leap Wireless International, Exp. 4/15/10 (1)*                                    500                 -
----------------------------------------------------------------------------------------------------------
TOTAL WARRANTS
----------------------------------------------------------------------------------------------------------
(COST $5)                                                                                                -

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
SHORT-TERM INVESTMENTS - 15.8%

   FHLB Discount Note,
     0.91%, 4/1/04                                                                $1,746            $1,746
   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                               117,735           117,735
----------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------
(COST $119,481)                                                                                    119,481

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 112.1%
----------------------------------------------------------------------------------------------------------
(COST $828,822)                                                                                    846,191
   Liabilities less Other Assets - (12.1)%                                                         (91,636)
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                               $754,555

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKERS, OR IF NOT AVAILABLE IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRUSTEES OF NORTHERN FUNDS. AT MARCH 31, 2004, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $29,337,000 OR 3.9% OF NET ASSETS.
(2) THE OBLIGATIONS OF CERTAIN U.S. GOVERNMENT-SPONSORED ENTITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE UNITED STATES TREASURY.
(3)  WHEN-ISSUED SECURITY

*    NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 52 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 91.6%

CALIFORNIA - 3.7%
   Golden State Tobacco Securitization
     Corp. Revenue Bonds, Class B,
     5.75%, 6/1/22                                                                $2,000            $2,134
----------------------------------------------------------------------------------------------------------
FLORIDA - 76.7%
   Capital Projects Finance Authority
     Student Housing Revenue Bonds,
     Series F-1, Capital Projects Loan
     Program (MBIA Insured),
     4.50%, 10/1/06                                                                  575               611
   Crossings at Fleming Island Community
     Development District Special
     Assessment Revenue Refunding
     Bonds, Series C,
     7.05%, 5/1/15                                                                   300               320
   Dade County G.O. Unlimited Refunding
     Bonds (MBIA Insured),
     6.50%, 10/1/10                                                                  400               487
   Dade County School District Revenue
     Bonds (MBIA), Prerefunded,
     5.40%, 8/1/04                                                                 1,500             1,537
   Florida Municipal Loan Council Revenue
     Bonds, Series B,
     5.25%, 12/1/18                                                                1,000             1,112
   Florida State Board of Education G.O.
     Unlimited Bonds, Series A,
     Public Education, Prerefunded,
     6.10%, 6/1/04                                                                   500               509
   Florida State Board of Education G.O.
     Unlimited Bonds, Series E,
     Prerefunded,
     5.20%, 6/1/04                                                                 1,040             1,058
   Florida State Board of Education G.O.
     Unlimited Bonds, Series G,
     Public Education (FGIC Insured),
     5.25%, 6/1/12                                                                 1,500             1,717
   Florida State Board of Education G.O.
     Unlimited Refunding Bonds, Series B,
     Public Education,
     4.00%, 6/1/04                                                                 1,380             1,387
   Florida State Board of Education G.O.
     Unlimited Refunding Bonds, Series D,
     Capital Outlay,
     5.38%, 6/1/15                                                                 2,085             2,340
   Florida State Department Environmental
     Protection Preservation Revenue
     Bonds, Series B (FGIC Insured),
     5.25%, 7/1/16                                                                 2,380             2,654
   Florida State G.O. Unlimited Revenue
     Bonds, Department of Transportation-
     Right of Way, Prerefunded,
     5.80%, 7/1/05                                                                $1,500            $1,603
   Gainesville Utility Systems Revenue
     Bonds, Series A,
     5.25%, 10/1/15                                                                1,065             1,202
     5.25%, 10/1/16                                                                1,120             1,254
   Heritage Palms Community Development
     District Capital Improvement
     Revenue Bonds,
     6.25%, 11/1/04                                                                  410               413
   Hillsborough County School Board COP
     (MBIA Insured), Prerefunded,
     5.90%, 7/1/04                                                                 1,000             1,032
   Jacksonville Excise Taxes Revenue
     Refunding Bonds, Series C (AMT)
     (MBIA Insured),
     5.25%, 10/1/16                                                                1,300             1,441
   Jacksonville Sales Tax Revenue
     Refunding Bonds (FGIC Insured),
     5.38%, 10/1/15                                                                2,000             2,256
   JEA St. Johns River Refunding
     Revenue Bonds,
     5.25%, 10/1/13                                                                2,000             2,250
   Lakeland City Utility TRB, Series A
     (FGIC Insured), Prerefunded,
     6.00%, 10/1/04                                                                1,800             1,880
   Lee County Transportation Revenue
     Refunding Bonds, Series A
     (AMBAC Insured),
     5.50%, 10/1/14                                                                  900             1,031
   Lee County Transportation Revenue
     Refunding Bonds, Series B
     (AMBAC Insured),
     5.00%, 10/1/14                                                                1,200             1,357
   Marco Island Utility System Revenue
     Bonds (MBIA Insured),
     5.25%, 10/1/15                                                                2,520             2,848
   Miami-Dade County Aviation Revenue
     Refunding Bonds, Series D (AMT)
     (MBIA Insured),
     5.25%, 10/1/18                                                                1,645             1,761
   Orlando Utilities Commission Water &
     Electricity Revenue Refunding Bonds,
     5.75%, 10/1/05                                                                  100               107

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 53 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FLORIDA INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 91.6% - CONTINUED

FLORIDA - 76.7% - (CONTINUED)
   Palm Beach County Criminal Justice
     Facilities Revenue Bonds
     (FGIC Insured), Prerefunded,
     5.90%, 6/1/04                                                                $1,400            $1,439
   Palm Beach County G.O. Unlimited
     Refunding Bonds, Series B,
     6.50%, 7/1/10                                                                   250               304
   Palm Beach County School Board COP
     Refunding Revenue Bonds, Series E,
     5.25%, 8/1/11                                                                 1,000             1,145
   Palm Coast Utility System Revenue Bonds
     (MBIA Insured),
     5.25%, 10/1/21                                                                1,000             1,093
   Port St. Lucie Utility Revenue Bonds
     (FGIC Insured), Prerefunded,
     6.00%, 9/1/04                                                                 1,000             1,021
   South Florida Water Management District
     Special Obligation Limited Acquisition
     Revenue Refunding Bonds
     (AMBAC Insured),
     5.25%, 10/1/13                                                                1,250             1,441
   St. Petersburg Excise Tax Revenue
     Refunding Bonds (FGIC Insured),
     5.15%, 10/1/12                                                                2,000             2,281
   Vista Lakes Community Development
     District Capital Improvement Revenue
     Bonds, Series B,
     6.35%, 5/1/05                                                                    25                25
   West Palm Beach Utility Systems
     Revenue Bonds (MBIA Insured),
     Prerefunded,
     5.75%, 10/1/04                                                                1,000             1,033
----------------------------------------------------------------------------------------------------------
                                                                                                    43,949
----------------------------------------------------------------------------------------------------------
PUERTO RICO - 8.3%
   Puerto Rico Electric Power Authority
     Revenue Bonds, Series T, Prerefunded,
     6.00%, 7/1/04                                                                 1,000             1,033
     6.38%, 7/1/04                                                                 1,000             1,033
   Puerto Rico HFA Revenue Bonds,
     Capital Funding Program,
     5.00%, 12/1/16                                                                1,400             1,530
   Puerto Rico Municipal Financing Agency
     G.O. Unlimited Bonds, Series A
     (FSA Insured),
     6.00%, 8/1/15                                                                $1,000            $1,173
----------------------------------------------------------------------------------------------------------
                                                                                                     4,769
----------------------------------------------------------------------------------------------------------
TEXAS - 1.0%
   Panhandle Regional Housing Finance
     Agency Revenue Bonds, Series A
     (Colld. by U.S. Government Securities),
     6.50%, 7/20/21                                                                  500               561
----------------------------------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.9%
   Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax Lien Note,
     5.63%, 10/1/10                                                                1,000             1,089
----------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------
(COST $51,100)                                                                                      52,502

                                                                               NUMBER              VALUE
                                                                              OF SHARES            (000S)
INVESTMENT COMPANIES - 1.9%

   AIM Tax-Exempt Cash Fund                                                      864,178               864
     Dreyfus Florida Municipal Money
     Market Fund                                                                 232,006               232
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------
(COST $1,096)                                                                                        1,096

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 54 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
SHORT-TERM INVESTMENTS - 4.9%

   Brevard County Health Facilities Authority
     Refunding VRDB (Suntrust Bank LOC),
     1.10%, 4/1/04                                                                $1,100            $1,100
   Lee County IDA VRDB, Series A, Shell
     Point Project (Bank of America LOC),
     1.05%, 4/7/04                                                                   500               500
   Orange County School Board COP VRDB,
     Series B (AMBAC Insured),
     1.10%, 4/1/04                                                                   400               400
   Palm Beach County Housing Finance
     Authority VRDB, Series D,
     Multi Family Housing Project
     (Credit Suisse First Boston LOC),
     1.15%, 4/2/04                                                                   800               800
----------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------
(COST $2,800)                                                                                        2,800

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.4%
----------------------------------------------------------------------------------------------------------
(COST $54,996)                                                                                      56,398
   Other Assets less Liabilities - 1.6%                                                                909
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                $57,307

At March 31, 2004, the Florida Intermediate Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                                                 PERCENTAGE
General Obligation                                                                                    24.6%
Power                                                                                                  7.7
School District                                                                                       15.2
Utilities                                                                                             15.2
All other sectors less than 5%                                                                        37.3
----------------------------------------------------------------------------------------------------------

Total                                                                                                100.0%

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 55 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  GLOBAL FIXED INCOME FUND

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                              (000S) (1)           (000S)
DEBT OBLIGATIONS - 92.9%

BRITISH POUND STERLING - 7.3%
   Treasury of Great Britain,
     7.50%, 12/7/06                                                                  300              $593
     7.25%, 12/7/07                                                                1,150             2,302
     5.75%, 12/7/09                                                                  147               285
     5.00%, 9/7/14                                                                   600             1,126
----------------------------------------------------------------------------------------------------------
                                                                                                     4,306
----------------------------------------------------------------------------------------------------------
CANADIAN DOLLAR - 1.8%
   Government of Canada,
     6.00%, 9/1/05                                                                 1,290             1,034
----------------------------------------------------------------------------------------------------------
DANISH KRONER - 5.3%
   Government of Denmark,
     4.00%, 11/15/05                                                              11,000             1,864
     8.00%, 3/15/06                                                                2,000               365
     4.00%, 8/15/08                                                                5,000               856
----------------------------------------------------------------------------------------------------------
                                                                                                     3,085
----------------------------------------------------------------------------------------------------------
EURO - 46.0%
   Bundesobligation,
     5.00%, 2/17/06                                                                1,835             2,371
   Buoni Poliennali Del Tesoro,
     4.75%, 3/15/06                                                                  180               232
     4.50%, 5/1/09                                                                   500               652
     5.25%, 11/1/29                                                                  590               764
   Deutsche Bundesrepublik,
     4.25%, 1/4/14                                                                 1,250             1,569
     6.25%, 1/4/24                                                                   450               668
     6.50%, 7/4/27                                                                   990             1,518
   French Treasury Note BTAN,
     3.50%, 7/12/04                                                                  400               494
     4.75%, 7/12/07                                                                  650               851
     3.00%, 7/12/08                                                                1,064             1,310
   Government of Austria,
     3.90%, 10/20/05                                                               1,300             1,643
     5.88%, 7/15/06                                                                  275               363
   Government of Belgium,
     5.75%, 9/28/10                                                                  500               694
     5.00%, 9/28/11                                                                  900             1,200
     4.25%, 9/28/13                                                                  400               501
   Government of Finland,
     5.00%, 7/4/07                                                                   500               659
     5.00%, 4/25/09                                                                1,000             1,335
   Government of France O.A.T.,
     4.00%, 10/25/09                                                                 500              $637
     4.75%, 10/25/12                                                                 500               654
   Government of Ireland,
     4.25%, 10/18/07                                                               1,500             1,937
   Government of Netherlands,
     5.75%, 2/15/07                                                                1,468             1,965
   Government of Spain,
     3.20%, 1/31/06                                                                  415               517
     4.25%, 10/31/07                                                                 600               775
     4.00%, 1/31/10                                                                  400               509
     4.20%, 7/30/13                                                                  400               502
   Italy Buoni Poliennali Del Tesoro,
     2.75%, 1/15/07                                                                  350               433
   Portugal Obrigacoes do Tesouro OT,
     5.25%, 10/14/05                                                                 700               902
     4.88%, 8/17/07                                                                  943             1,239
----------------------------------------------------------------------------------------------------------
                                                                                                    26,894
----------------------------------------------------------------------------------------------------------
JAPANESE YEN - 12.0%
   Government of Japan Ten Year Bonds,
     1.80%, 9/21/09                                                              200,000             2,036
     1.90%, 6/21/10                                                               75,000               766
     1.40%, 9/20/11                                                               90,000               881
     1.50%, 3/20/12                                                               15,000               147
     0.80%, 3/20/13                                                              290,000             2,659
   Government of Japan Twenty Year Bonds,
     1.90%, 3/22/21                                                               55,000               539
----------------------------------------------------------------------------------------------------------
                                                                                                     7,028
----------------------------------------------------------------------------------------------------------
SWEDISH KRONA - 4.8%
   Kingdom of Sweden,
     8.00%, 8/15/07                                                                5,000               768
     5.00%, 1/28/09                                                               12,400             1,758
     9.00%, 4/20/09                                                                1,600               265
----------------------------------------------------------------------------------------------------------
                                                                                                     2,791
----------------------------------------------------------------------------------------------------------
UNITED STATES DOLLAR - 15.7%
   Freddie Mac,
     5.13%, 7/15/12                                                                 $750               808
   U.S. Treasury Bonds,
     8.75%, 5/15/17                                                                  600               870
     6.38%, 8/15/27                                                                  750               911

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 56 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
DEBT OBLIGATIONS - 92.9% - CONTINUED

UNITED STATES DOLLAR - 15.7% - (CONTINUED)
   U.S. Treasury Notes,
     1.88%, 9/30/04                                                                 $500              $502
     1.13%, 6/30/05                                                                1,500             1,498
     3.00%, 2/15/08                                                                1,196             1,224
     5.50%, 5/15/09                                                                  500               565
     4.38%, 8/15/12                                                                  260               274
     4.25%, 11/15/13                                                               1,000             1,034
     4.00%, 2/15/14                                                                1,500             1,520
----------------------------------------------------------------------------------------------------------
                                                                                                     9,206
----------------------------------------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
----------------------------------------------------------------------------------------------------------
(COST $49,645)                                                                                      54,344

SHORT-TERM INVESTMENT - 8.9%

   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                                 5,198             5,198
----------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------------------------
(COST $5,198)                                                                                        5,198

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.8%
----------------------------------------------------------------------------------------------------------
(COST $54,843)                                                                                      59,542
   Liabilities less Other Assets - (1.8)%                                                           (1,065)
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                $58,477

(1) PRINCIPAL AMOUNTS STATED IN LOCAL CURRENCIES.

At March 31, 2004, the Global Fixed Income Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                                                 PERCENTAGE
Foreign Governments                                                                                   75.8%
U.S. Government Obligations                                                                           14.1
U.S. Government Agencies                                                                               1.4
Cash                                                                                                   8.7
----------------------------------------------------------------------------------------------------------

Total                                                                                                100.0%

At March 31, 2004, the Global Fixed Income Fund had outstanding forward foreign currency exchange contracts as follows:

                                                CONTRACT          CONTRACT
                                                 AMOUNT            AMOUNT
                                                 (LOCAL             (U.S.        UNREALIZED
CONTRACT                         DELIVERY       CURRENCY)         DOLLARS)       GAIN/(LOSS)
  TYPE         CURRENCY            DATE          (000S)            (000S)          (000S)
Sell        British Pound         5/18/04             485             $866              $(22)
Buy         Canadian Dollar       5/18/04             155              117                 1
            Danish
Sell        Kroner                5/18/04          10,960            1,795               (12)
Sell        Euro                  5/18/04           5,630            6,866               (45)
Buy         Euro                   4/2/04           1,130            1,377                12
            Japanese
Buy         Yen                   5/18/04       1,019,199            9,213               598
            Swedish
Sell        Krona                 5/18/04          12,835            1,694                (5)
            Swedish
Buy         Krona                  4/2/04           4,315              568                 4
--------------------------------------------------------------------------------------------

Total                                                                                   $531

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 57 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD FIXED INCOME FUND

                                                                               NUMBER              VALUE
                                                                              OF SHARES            (000S)
CONVERTIBLE PREFERRED STOCKS - 4.0%

INSURANCE - 0.7%
   Chubb Corp., 7.00%                                                            178,000            $5,146
----------------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.4%
   Cummins Capital Trust I, 7.00%                                                 48,500             3,346
----------------------------------------------------------------------------------------------------------
OIL & GAS - 0.4%
   Amerada Hess Corp., 7.00%                                                      54,300             3,429
----------------------------------------------------------------------------------------------------------
REITS - 1.8%
   iStar Financial, Inc., 7.50%                                                  118,500             3,004
   Sovereign Real Estate Investment Corp., 12.00% (1)                              7,295            11,307
----------------------------------------------------------------------------------------------------------
                                                                                                    14,311
----------------------------------------------------------------------------------------------------------
SAVINGS & LOANS - 0.7%
   Sovereign Capital Trust IV, 4.38%                                             109,500             5,407
----------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------
(COST $28,635)                                                                                      31,639

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
ASSET-BACKED SECURITIES - 0.2%

   Aircraft Finance Trust, Series 1999 - 1A, Class D, (1)
     11.00%, 5/15/24                                                              $4,568             1,259
----------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------------------------
(COST $4,364)                                                                                        1,259

CORPORATE BONDS - 77.5%

ADVERTISING - 2.1%
   Advanstar Communications, Inc.,
     12.00%, 2/15/11                                                               3,300             3,502
   Donnelley (R.H.) Finance Corp. I,
     10.88%, 12/15/12 (1)                                                          5,250             6,260
     10.88%, 12/15/12                                                                580               692
   Vertis, Inc., (1)
     13.50%, 12/7/09                                                               5,800             5,626
----------------------------------------------------------------------------------------------------------
                                                                                                    16,080
----------------------------------------------------------------------------------------------------------
AGRICULTURE - 2.0%
   Gold Kist, Inc., (1)
     10.25%, 3/15/14                                                               3,080             3,111
   Hines Nurseries, Inc.,
     10.25%, 10/1/11                                                               5,400             5,994
   Seminis Vegetable Seeds, Inc., (1)
     10.25%, 10/1/13                                                               3,200             3,540
   North Atlantic Trading Co., (1)
     9.25%, 3/1/12                                                                $2,980            $2,980
----------------------------------------------------------------------------------------------------------
                                                                                                    15,625
----------------------------------------------------------------------------------------------------------
APPAREL - 0.5%
   Phillips-Van Heusen, (1)
     7.25%, 2/15/11                                                                3,730             3,861
----------------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.6%
   Dana Corp.,
     6.50%, 3/1/09                                                                 3,495             3,722
   Stoneridge, Inc.,
     11.50%, 5/1/12                                                                4,380             5,223
   Tenneco, Inc.,
     11.63%, 10/15/09                                                              3,465             3,751
----------------------------------------------------------------------------------------------------------
                                                                                                    12,696
----------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 2.2%
   Associated Materials, Inc.,
     9.75%, 4/15/12                                                                5,500             6,133
   Ply Gem Industries, Inc., (1)
     9.00%, 2/15/12                                                                4,150             4,171
   Wolverine Tube, Inc.,
     10.50%, 4/1/09                                                                6,100             6,557
----------------------------------------------------------------------------------------------------------
                                                                                                    16,861
----------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 3.5%
   Charter Communications Holdings LLC,
     Senior Notes,
     10.75%, 10/1/09                                                              10,150             8,881
   CSC Holdings, Inc., (1)
     6.75%, 4/15/12                                                                  625               633
   DirecTV Holdings LLC,
     8.38%, 3/15/13                                                                3,175             3,619
   Echostar DBS Corp.,(1)
     6.38%, 10/1/11                                                                4,140             4,399
   Insight Midwest LP, Senior Notes,
     10.50%, 11/1/10                                                               3,770             4,053
   Mediacom Broadband LLC,
     11.00%, 7/15/13                                                               5,240             5,607
----------------------------------------------------------------------------------------------------------
                                                                                                    27,192
----------------------------------------------------------------------------------------------------------
CHEMICALS - 3.5%
   Huntsman LLC, (1)
     11.63%, 10/15/10                                                              3,750             3,938
   ISP Chemco, Inc.,
     10.25%, 7/1/11                                                                3,500             3,964

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 58 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 77.5% - CONTINUED

CHEMICALS - 3.5% - (CONTINUED)
   Lyondell Chemical Co.,
     9.63%, 5/1/07                                                                $4,140            $4,285
   Nalco Co., (1)
     8.88%, 11/15/13                                                               4,100             4,274
   PolyOne Corp.,
     10.63%, 5/15/10                                                               6,000             6,135
   Resolution Performance Products, Inc.,
     13.50%, 11/15/10                                                              5,865             4,897
----------------------------------------------------------------------------------------------------------
                                                                                                    27,493
----------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.5%
   Coinmach Corp.,
     9.00%, 2/1/10                                                                 6,300             6,710
   Corrections Corp. of America,
     9.88%, 5/1/09                                                                 5,600             6,300
   Dollar Financial Group, Inc.,
     9.75%, 11/15/11                                                               6,005             6,515
   Service Corp. International, (1)
     6.75%, 4/1/16                                                                   950               955
   Williams Scotsman, Inc.,
     9.88%, 6/1/07                                                                 7,110             7,110
----------------------------------------------------------------------------------------------------------
                                                                                                    27,590
----------------------------------------------------------------------------------------------------------
COMPUTERS - 0.7%
   Stratus Technologies, Inc., (1)
     10.38%, 12/1/08                                                               5,750             5,779
----------------------------------------------------------------------------------------------------------
CONSUMER GOODS - 0.1%
   American Achievement Corp., (1)
     8.25%, 4/1/12                                                                   850               873
----------------------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.7%
   Elizabeth Arden, Inc., (1)
     7.75%, 1/15/14                                                                2,855             2,991
   Playtex Products, Inc.,
     9.38%, 6/1/11                                                                 2,350             2,256
----------------------------------------------------------------------------------------------------------
                                                                                                     5,247
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.9%
   Couche-Tard Finance Corp., (1)
     7.50%, 12/15/13                                                               6,870             7,351
----------------------------------------------------------------------------------------------------------
ELECTRIC - 9.7%
   AES Corp.,
     9.50%, 6/1/09                                                                 9,120             9,895
   Aquila, Inc.,
     14.88%, 7/1/12                                                                6,190             8,326
   Calpine Corp.,
     8.75%, 7/15/07                                                              $11,875            $9,381
     8.50%, 7/15/10 (1)                                                            6,300             5,796
   CMS Energy Corp.,
     9.88%, 10/15/07                                                               8,900             9,812
     8.50%, 4/15/11                                                                4,000             4,270
   MSW Energy Holdings LLC, Inc., (1)
     7.38%, 9/1/10                                                                 5,000             5,275
   PSEG Energy Holdings LLC, Senior Notes,
     8.50%, 6/15/11                                                                5,000             5,550
     10.00%, 10/1/09                                                               7,790             9,075
   Sierra Pacific Resources, (1)
     8.63%, 3/15/14                                                                2,125             2,157
   TECO Energy, Inc.,
     7.20%, 5/1/11                                                                 5,720             6,078
----------------------------------------------------------------------------------------------------------
                                                                                                    75,615
----------------------------------------------------------------------------------------------------------
ELECTRONICS - 0.5%
   PerkinElmer, Inc.,
     8.88%, 1/15/13                                                                3,390             3,915
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 1.8%
   AMC Entertainment, Inc., (1)
     8.00%, 3/1/14                                                                 2,700             2,680
   AMF Bowling Worldwide, Inc., (1)
     10.00%, 3/1/10                                                                4,455             4,611
   Cinemark, Inc., (1)
     0.00%, 3/15/09                                                                1,525               945
   Six Flags, Inc., (1)
     9.63%, 6/1/14                                                                 5,500             5,844
----------------------------------------------------------------------------------------------------------
                                                                                                    14,080
----------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.7%
   Allied Waste North America,
     9.25%, 9/1/12                                                                 5,000             5,687
----------------------------------------------------------------------------------------------------------
FOOD - 3.9%
   Del Monte Corp.,
     9.25%, 5/15/11                                                                6,190             6,964
   Delhaize America, Inc.,
     8.13%, 4/15/11                                                                3,040             3,496
   Great Atlantic & Pacific Tea Co.,
     7.75%, 4/15/07                                                                7,360             6,771
   Pinnacle Foods Holding Corp., (1)
     8.25%, 12/1/13                                                                6,025             6,401

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 59 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD FIXED INCOME FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 77.5% - CONTINUED

FOOD - 3.9% - (CONTINUED)
   Stater Brothers Holdings,
     10.75%, 8/15/06                                                              $6,420            $6,741
----------------------------------------------------------------------------------------------------------
                                                                                                    30,373
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.1%
   Appleton Papers, Inc.,
     12.50%, 12/15/08                                                              5,050             5,707
   Georgia-Pacific Corp.,
     8.88%, 2/1/10                                                                   500               584
     8.00%, 1/15/24 (1)                                                            6,500             6,857
   Newark Group, Inc., (1)
     9.75%, 3/15/14                                                                3,080             3,034
----------------------------------------------------------------------------------------------------------
                                                                                                    16,182
----------------------------------------------------------------------------------------------------------
GAMING - 1.8%
   Isle of Capri Casinos, Inc., (1)
     7.00%, 3/1/14                                                                 2,300             2,311
   Mandalay Resort Group,
     6.50%, 7/31/09                                                                2,750             2,953
   MGM Mirage,
     8.38%, 2/1/11                                                                 4,590             5,301
   Premier Entertainment Biloxi, LLC,(1)
     10.75%, 2/1/12                                                                3,435             3,710
----------------------------------------------------------------------------------------------------------
                                                                                                    14,275
----------------------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.6%
   Pacificare Health Systems,
     10.75%, 6/1/09                                                                8,260             9,705
   Triad Hospitals, Inc., (1)
     7.00%, 11/15/13                                                               3,000             3,075
----------------------------------------------------------------------------------------------------------
                                                                                                    12,780
----------------------------------------------------------------------------------------------------------
HOME BUILDERS - 1.9%
   K Hovnanian Enterprises, Inc., (1)
     6.38%, 12/15/14                                                               4,800             4,836
   Standard-Pacific Corp.
     6.25%, 4/1/14                                                                 1,925             1,916
   Technical Olympic USA, Inc., (1)
     7.50%, 3/15/11                                                                1,000               999
   WCI Communities, Inc.,
     10.63%, 2/15/11                                                               3,295             3,723
   William Lyon Homes, Inc.,
     10.75%, 4/1/13                                                                3,195             3,778
----------------------------------------------------------------------------------------------------------
                                                                                                    15,252
----------------------------------------------------------------------------------------------------------
HOME FURNISHINGS - 1.1%
   Sealy Mattress Co., (1)
     8.25%, 6/15/14                                                               $2,775            $2,768
   Simmons Co., (1)
     7.88%, 1/15/14                                                                5,875             5,890
----------------------------------------------------------------------------------------------------------
                                                                                                     8,658
----------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.4%
   Prestige Brands, Inc., (1)
     9.25%, 4/15/12                                                                3,275             3,210
----------------------------------------------------------------------------------------------------------
INSURANCE - 0.7%
   Crum & Forster Holdings Corp., (1)
     10.38%, 6/15/13                                                               5,200             5,876
----------------------------------------------------------------------------------------------------------
LEISURE TIME - 0.3%
   True Temper Sports, Inc., (1)
     8.38%, 9/15/11                                                                2,825             2,881
----------------------------------------------------------------------------------------------------------
LODGING - 0.5%
   Hammons (John Q.) Hotels, Inc.,
     8.88%, 5/15/12                                                                3,500             3,894
----------------------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 1.1%
   Joy Global, Inc.,
     8.75%, 3/15/12                                                                3,325             3,741
   Manitowoc Co.,
     10.50%, 8/1/12                                                                4,000             4,580
----------------------------------------------------------------------------------------------------------
                                                                                                     8,321
----------------------------------------------------------------------------------------------------------
MEDIA - 6.4%
   American Media Operation, Inc., Series B,
     10.25%, 5/1/09                                                                5,625             5,892
   Block Communications, Inc.,
     9.25%, 4/15/09                                                                4,980             5,304
   Dex Media East Finance Co.,
     12.13%, 11/15/12                                                              5,475             6,392
   Houghton Mifflin Co.,
     9.88%, 2/1/13                                                                 7,125             7,357
   Liberty Group Operating, Inc.,
     9.38%, 2/1/08                                                                 5,055             5,137
   Paxson Communications Corp.,
     10.75%, 7/15/08                                                               3,130             3,279
   Reader's Digest Association, Inc., (1)
     6.50%, 3/1/11                                                                 3,675             3,785
   Xm Satellite Radio, Inc.,
     12.00%, 6/15/10                                                               4,320             4,887

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 60 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 77.5% - CONTINUED

MEDIA - 6.4% - (CONTINUED)
   Young Broadcasting, Inc.,
     10.00%, 3/1/11                                                               $7,225            $7,731
----------------------------------------------------------------------------------------------------------
                                                                                                    49,764
----------------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.4%
   Park-Ohio Industries, Inc.,
     9.25%, 12/1/07                                                                7,005             7,005
   Trinity Industries, Inc., (1)
     6.50%, 3/15/14                                                                3,875             3,875
----------------------------------------------------------------------------------------------------------
                                                                                                    10,880
----------------------------------------------------------------------------------------------------------
OIL & GAS - 0.9%
   Giant Industries, Inc.,
     11.00%, 5/15/12                                                               6,310             7,083
----------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 2.1%
   Magnum Hunter Resources, Inc.,
     9.60%, 3/15/12                                                                3,475             3,883
   Swift Energy Co.,
     9.38%, 5/1/12                                                                 5,525             6,160
   Tesoro Petroleum Corp.,
     9.63%, 11/1/08                                                                5,500             6,064
----------------------------------------------------------------------------------------------------------
                                                                                                    16,107
----------------------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.3%
   AmeriGas Partners LP,
     8.88%, 5/20/11                                                                6,650             7,365
   Dresser, Inc.,
     9.38%, 4/15/11                                                                2,450             2,670
----------------------------------------------------------------------------------------------------------
                                                                                                    10,035
----------------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.6%
   Owens-Brockway,
     8.88%, 2/15/09                                                                1,550             1,674
   Solo Cup Co., (1)
     8.50%, 2/15/14                                                                2,650             2,746
----------------------------------------------------------------------------------------------------------
                                                                                                     4,420
----------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.7%
   Athena Neurosciences Finance LLC,
     7.25%, 2/21/08                                                                5,250             5,270
----------------------------------------------------------------------------------------------------------
PIPELINES - 3.2%
   Dynegy Holdings, Inc.,
     9.88%, 7/15/10 (1)                                                            8,550             9,298
     8.75%, 2/15/12                                                                3,325             3,142
   EL Paso Corp.,
     7.88%, 6/15/12                                                                9,300             8,323
   Williams Cos, Inc.,
     8.63%, 6/1/10                                                                $3,980            $4,378
----------------------------------------------------------------------------------------------------------
                                                                                                    25,141
----------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.6%
   LNR Property Corp., (1)
     7.25%, 10/15/13                                                               4,500             4,748
----------------------------------------------------------------------------------------------------------
REITS - 1.2%
   Host Marriott LP,
     9.50%, 1/15/07                                                                5,500             6,160
   Omega Healthcare Investors, Inc., (1)
     7.00%, 4/1/14                                                                 2,925             2,998
----------------------------------------------------------------------------------------------------------
                                                                                                     9,158
----------------------------------------------------------------------------------------------------------
REMEDIATION SERVICES - 0.5%
   Synagro Technologies, Inc.,
     9.50%, 4/1/09                                                                 3,600             3,897
----------------------------------------------------------------------------------------------------------
RESTAURANTS - 1.0%
   Carrols Corp.,
     9.50%, 12/1/08                                                                2,625             2,632
   Friendly Ice Cream Corp., (1)
     8.38%, 6/15/12                                                                4,635             4,774
----------------------------------------------------------------------------------------------------------
                                                                                                     7,406
----------------------------------------------------------------------------------------------------------
RETAIL - 1.0%
   Penney (J.C.) Co., Inc.,
     9.00%, 8/1/12                                                                 4,725             6,001
   Petro Stopping Centers LP, (1)
     9.00%, 2/15/12                                                                1,555             1,601
----------------------------------------------------------------------------------------------------------
                                                                                                     7,602
----------------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 1.1%
   AMI Semiconductor, Inc.,
     10.75%, 2/1/13                                                                3,242             3,785
   Amkor Technology, Inc., (1)
     7.13%, 3/15/11                                                                1,610             1,610
   ON Semiconductor Corp.,
     12.00%, 3/15/10                                                               2,798             3,456
----------------------------------------------------------------------------------------------------------
                                                                                                     8,851
----------------------------------------------------------------------------------------------------------
SUPERMARKETS - 0.6%
   Roundy's, Inc.,
     8.88%, 6/15/12                                                                4,000             4,400
----------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 61 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD FIXED INCOME FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
CORPORATE BONDS - 77.5% - CONTINUED

TELECOMMUNICATIONS - 4.5%
   Alamosa Delaware, Inc.,
     11.00%, 7/31/10                                                              $2,550            $2,722
   Centennial Cellular Operating Co.,
     10.13%, 6/15/13                                                               2,425             2,498
   Cincinnati Bell, Inc.,
     8.38%, 1/15/14                                                                5,800             5,684
   Nextel Communications, Inc.,
     5.95%, 3/15/14                                                                2,525             2,506
     7.38%, 8/1/15                                                                 3,980             4,308
   Nextel Partners, Inc.,
     12.50%, 11/15/09                                                              1,709             2,008
   Qwest Services Corp., (1)
     13.00%, 12/15/07                                                                950             1,092
     13.50%, 12/15/10                                                              3,275             3,807
   Time Warner Telecom, Inc.,
     10.13%, 2/1/11                                                                3,100             2,860
   U.S. West Communications, Inc.,
     6.88%, 9/15/33                                                                7,575             6,704
   UbiquiTel Operating Co., (1)
     9.88%, 3/1/11                                                                 1,250             1,219
----------------------------------------------------------------------------------------------------------
                                                                                                    35,408
----------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.0%
   Overseas Shipholding Group,
     8.25%, 3/15/13                                                                7,075             7,782
----------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
----------------------------------------------------------------------------------------------------------
(COST $586,898)                                                                                    605,599

FOREIGN ISSUER BONDS - 7.1%

BUILDING MATERIALS - 0.4%
   Ainsworth Lumber Co. Ltd., (1)
     6.75%, 3/15/14                                                                3,475             3,492
----------------------------------------------------------------------------------------------------------
CHEMICALS - 0.7%
   Avecia Group PLC,
     11.00%, 7/1/09                                                                6,250             5,312
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.7%
   Bombardier Recreational Products, Inc., (1)
     8.38%, 12/15/13                                                               5,040             5,179
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.3%
   Norske Skog Canada Ltd., (1)
     7.38%, 3/1/14                                                                 2,000             2,060
----------------------------------------------------------------------------------------------------------
HOUSEWARES - 0.5%
   Vitro S.A. de CV, (1)
     11.75%, 11/1/13                                                              $4,000            $3,800
----------------------------------------------------------------------------------------------------------
IRON/STEEL - 0.6%
   IPSCO, Inc.,
     8.75%, 6/1/13                                                                 4,050             4,607
----------------------------------------------------------------------------------------------------------
MINING - 0.8%
   Vale Overseas Ltd.,
     8.25%, 1/17/34                                                                7,245             6,629
----------------------------------------------------------------------------------------------------------
OIL & GAS - 0.5%
   Petrobras International Finance Co.,
     8.38%, 12/10/18                                                               3,520             3,538
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.3%
   Rogers Wireless Communications, Inc., (1)
     6.38%, 3/1/14                                                                 2,200             2,236
----------------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.3%
   General Maritime Corp.,
     10.00%, 3/15/13                                                               8,080             9,050
   OMI Corp.,
     7.63%, 12/1/13                                                                2,000             2,075
   Stena AB,
     9.63%, 12/1/12                                                                6,350             7,207
----------------------------------------------------------------------------------------------------------
                                                                                                    18,332
----------------------------------------------------------------------------------------------------------
TOTAL FOREIGN ISSUER BONDS
----------------------------------------------------------------------------------------------------------
(COST $54,819)                                                                                      55,185

                                                                               NUMBER              VALUE
                                                                              OF SHARES            (000S)
WARRANTS - 0.0%

   Horizon PCS, Inc., Exp. 10/1/10 (1)*                                            2,000                 -
   IPCS, Inc., Exp. 7/15/10 (1)*                                                   1,500                 -
   Leap Wireless International, Exp. 4/15/10 (1)*                                  2,500                 -
   Leap Wireless, Exp. 4/15/10 (1)*                                                2,000                 -
   Republic Technologies International Corp.,
     Exp. 7/15/09*                                                                 2,500                 -
   WRC Media, Inc. (1)*                                                            4,059                 -
   XM Satellite Radio, Exp. 3/15/10 (1)*                                           2,000                74
----------------------------------------------------------------------------------------------------------
TOTAL WARRANTS
----------------------------------------------------------------------------------------------------------
(COST $10)                                                                                              74

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 62 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
SHORT-TERM INVESTMENT - 9.5%

   ING, Belgium, Eurodollar Time Deposit,
     1.09%, 4/1/04                                                               $74,715           $74,715
----------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------------------------
(COST $74,715)                                                                                      74,715

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.3%
----------------------------------------------------------------------------------------------------------
(COST $749,441)                                                                                    768,471
   Other Assets less Liabilities - 1.7%                                                             13,151
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                               $781,622

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKERS, OR IF NOT AVAILABLE IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRUSTEES OF NORTHERN FUNDS. AT MARCH 31, 2004, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $210,858,000 OR 27.0% OF NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 63 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD MUNICIPAL FUND

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 95.7%

ALABAMA - 1.8%
   Alabama IDA Solid Waste Disposal
     Revenue Bonds (AMT),
     Pine City Fiber Co.,
     6.45%, 12/1/23                                                                 $500              $505
   Camden Industrial Development Board
     Revenue Refunding Bonds, Series A,
     Weyerhaeuser,
     6.13%, 12/1/24                                                                1,000             1,070
----------------------------------------------------------------------------------------------------------
                                                                                                     1,575
----------------------------------------------------------------------------------------------------------
ARIZONA - 5.6%
   Arizona Health Facilities Authority Hospital
     System Revenue Bonds, John C. Lincoln
     Health Network,
     6.88%, 12/1/20                                                                1,000             1,103
   Coconino County PCR Bonds, Series A
     (AMT), Tucson Electric Power Co.
     Navajo,
     7.13%, 10/1/32                                                                1,000             1,037
   Maricopa County PCR Refunding Bonds,
     Series A, El Paso Electric Co. Project,
     6.25%, Mandatory Put 8/1/05                                                   1,000             1,046
   Navajo County IDA Revenue Bonds (AMT),
     Stone Container Corp. Project,
     7.40%, 4/1/26                                                                   800               816
   Peoria IDA Non-Profit Revenue Refunding
     Bonds, Series A, Sierra Winds Life,
     6.25%, 8/15/20                                                                  500               496
   Yavapai County IDA Hospital Facilities
     Revenue Bonds, Series A,
     Yavapai Regional Medical Center,
     6.00%, 8/1/33                                                                   500               515
----------------------------------------------------------------------------------------------------------
                                                                                                     5,013
----------------------------------------------------------------------------------------------------------
ARKANSAS - 0.7%
   Little Rock Hotel & Restaurant Gross
     Receipts Refunding TRB,
     7.38%, 8/1/15                                                                   500               635
----------------------------------------------------------------------------------------------------------
CALIFORNIA - 5.4%
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/09                                                                   500               563
     6.00%, 5/1/14                                                                   500               580
   California State Public Works Board
     Revenue Bonds, Series C,
     Department of Corrections,
     5.50%, 6/1/15                                                                 1,000             1,113
   Golden State Tobacco Securitization Corp.
     Revenue Bonds, Series A-5,
     7.88%, 6/1/42                                                                  $500              $550
   Golden State Tobacco Securitization Corp.
     Revenue Bonds, Series B,
     5.50%, 6/1/33                                                                 1,000             1,017
   Laguna Beach Unified School District
     G.O. Bonds, Election of 2001
     (FSA Insured),
     5.00%, 8/1/28                                                                 1,000             1,036
----------------------------------------------------------------------------------------------------------
                                                                                                     4,859
----------------------------------------------------------------------------------------------------------
COLORADO - 1.2%
   Colorado Health Facilities Authority
     Revenue Bonds, Portercare Adventist
     Health Hospital,
     6.50%, 11/15/31                                                                 500               552
   Northwest Parkway Public Highway
     Authority Revenue Bonds, Series D,
     First Tier Subordinate,
     7.13%, 6/15/41                                                                  500               527
----------------------------------------------------------------------------------------------------------
                                                                                                     1,079
----------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.4%
   District of Columbia Revenue Bonds,
     Methodist Home of the District of
     Columbia Issue,
     6.00%, 1/1/20                                                                   400               377
----------------------------------------------------------------------------------------------------------
FLORIDA - 8.8%
   Capital Projects Finance Authority
     Continuing Care Retirement Community
     Revenue Bonds, Series A,
     The Glenridge on Palmer Ranch Project,
     8.00%, 6/1/32                                                                   750               760
   Capital Trust Agency Revenue Bonds
     (AMT) Air Cargo, Fort Lauderdale
     Project,
     5.75%, 1/1/32                                                                   525               507
   Crossings at Fleming Island Community
     Development District Special
     Assessment Revenue Refunding Bonds,
     Series C,
     7.05%, 5/1/15                                                                   500               534
   Gateway Services Community
     Development District Special
     Assessment Bonds, Series B, Sun City
     Center - Fort Meyers Project,
     5.50%, 5/1/10                                                                   975               990

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 64 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 95.7% - CONTINUED

FLORIDA - 8.8% - (CONTINUED)
   Heritage Harbor South Community
     Development District Capital
     Improvement Special Assessment
     Bonds, Series B,
     5.40%, 11/1/08                                                                 $905              $922
   Heritage Palms Community Development
     District Capital Improvement Revenue
     Bonds,
     6.25%, 11/1/04                                                                  280               282
   Highlands County Health Facilities
     Authority Revenue Hospital Bonds,
     Series A, Adventist Health
     System/Sunbelt,
     6.00%, 11/15/31                                                               1,250             1,333
   Poinciana Community Development
     District Special Assessment Bonds,
     Series A,
     7.13%, 5/1/31                                                                   500               529
   Sterling Hill Community Development
     District Capital Improvement Special
     Assessment Revenue Bonds, Series B,
     5.50%, 11/1/10                                                                1,000             1,011
   Vista Lakes Community Development
     District Capital Improvement Revenue
     Bonds, Series B,
     6.35%, 5/1/05                                                                    20                20
   Westchester Community Development
     District No. 1 Special Assessment
     Bonds, Community Infrastructure,
     6.00%, 5/1/23                                                                 1,000             1,022
----------------------------------------------------------------------------------------------------------
                                                                                                     7,910
----------------------------------------------------------------------------------------------------------
GEORGIA - 1.3%
   County of Fulton Georgia Residential Care
     Facilities Revenue Bonds, Series A,
     Canterbury Court Project,
     6.13%, 2/15/34                                                                  400               389
   Georgia State G.O. Bonds, Series D,
     5.75%, 10/1/12                                                                  705               814
----------------------------------------------------------------------------------------------------------
                                                                                                     1,203
----------------------------------------------------------------------------------------------------------
ILLINOIS - 4.1%
   Illinois Development Finance Authority
     Revenue Bonds, Series B,
     Midwestern University,
     6.00%, 5/15/31                                                                  500               528
   Illinois Educational Facilities Authority
     Adjustable Revenue Bonds,
     Field Museum of Natural History Project,
     4.60%, Mandatory Put 11/1/15                                                   $800              $834
   Illinois Educational Facilities Authority
     Student Housing Revenue Bonds,
     Educational Advancement Fund
     University Center Project,
     6.25%, 5/1/30                                                                   750               775
   Illinois Health Facilities Authority Revenue
     Bonds, Riverside Health System,
     6.00%, 11/15/32                                                               1,000             1,057
   Illinois Health Facilities Authority Revenue
     Bonds, Series A, Lutheran Senior
     Ministries Obligation,
     7.38%, 8/15/31                                                                  500               503
----------------------------------------------------------------------------------------------------------
                                                                                                     3,697
----------------------------------------------------------------------------------------------------------
INDIANA - 5.0%
   Indiana Health Facility Financing Authority
     Hospital Revenue Bonds, Series A,
     Community Foundation of Northwest
     Indiana,
     6.38%, 8/1/31                                                                   500               511
     6.00%, 3/1/34                                                                 1,000               993
   Indiana Development Finance Authority
     Environmental Refunding Bonds,
     USX Corp. Project (Gtd. Marathon Oil
     Company),
     5.25%, Mandatory Put 12/2/11                                                  1,000             1,128
   North Manchester Revenue Bonds,
     Series A, Peabody Retirement
     Community Project,
     7.25%, 7/1/33                                                                   750               757
   Petersburg PCR Bonds (AMT),
     Indianapolis Power & Light,
     6.38%, 11/1/29                                                                1,000             1,056
----------------------------------------------------------------------------------------------------------
                                                                                                     4,445
----------------------------------------------------------------------------------------------------------
IOWA - 0.6%
   Bremer County Healthcare & Residential
     Facilities Revenue Bonds,
     Bartels Lutheran Home Project,
     7.25%, 11/15/29                                                                 500               507
----------------------------------------------------------------------------------------------------------
KANSAS - 0.6%
   Olathe Kansas Senior Living Facility
     Revenue Bonds, Series A,
     Aberdeen Village, Inc.,
     8.00%, 5/15/30                                                                  500               543
----------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 65 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 95.7% - CONTINUED

LOUISIANA - 3.1%
   Beauregard Parish Revenue Refunding
     Bonds, Boise Cascade Corp. Project,
     6.80%, 2/1/27                                                                  $700              $721
   Plaquemines Port Harbor & Terminal
     District Revenue Refunding Bonds,
     Series B, Electro-Coal Transfer Corp.
     Project (Gtd. TECO Energy, Inc.),
     5.00%, 9/1/07                                                                 1,000             1,004
   West Feliciana Parish PCR Bonds,
     Gulf States Utilities-I,
     7.70%, 12/1/14                                                                  375               383
   West Feliciana Parish PCR Bonds,
     Gulf States Utilities-II,
     7.70%, 12/1/14                                                                  625               638
----------------------------------------------------------------------------------------------------------
                                                                                                     2,746
----------------------------------------------------------------------------------------------------------
MAINE - 1.1%
   Maine Finance Authority Solid Waste
     Recycling Facilities Revenue Bonds
     (AMT), Great Northern Paper Project,
     Bowater Inc.,
     7.75%, 10/1/22                                                                1,000             1,002
----------------------------------------------------------------------------------------------------------
MARYLAND - 3.4%
   Anne Arundel County Special Obligation
     Revenue Bonds, National Business Park
     Project,
     7.38%, 7/1/28                                                                   500               549
   Maryland State Economic Development
     Corp. Student Housing Revenue Bonds,
     University of Maryland, College Park
     Project,
     5.63%, 6/1/35                                                                 1,000             1,023
   Maryland State Economic Development
     Corp. Student Housing Senior Revenue
     Bonds, Series A, University of Maryland,
     5.75%, 10/1/33                                                                  500               511
   Maryland State Health & Higher
     Educational Facilities Authority Revenue
     Bonds, Series A, Mercy Ridge,
     6.00%, 4/1/35                                                                 1,000             1,004
----------------------------------------------------------------------------------------------------------
                                                                                                     3,087
----------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 2.4%
   Massachusetts State Development
     Finance Agency Revenue Bonds,
     Series B, Briarwood,
     8.25%, 12/1/30                                                                  500               531
   Massachusetts State Health & Educational
     Facilities Authority Revenue Bonds,
     Series E, Berkshire Health System,
     6.25%, 10/1/31                                                                 $500              $521
   Massachusetts State Water Resources
     Authority Revenue Bonds, Series J
     (FSA Insured),
     5.25%, 8/1/18                                                                 1,000             1,135
----------------------------------------------------------------------------------------------------------
                                                                                                     2,187
----------------------------------------------------------------------------------------------------------
MICHIGAN - 3.9%
   Detroit Sewer Disposible Revenue
     Refunding Bonds, Series A,
     Senior Lien (FSA Insured),
     5.00%, 7/1/32                                                                 1,000             1,035
   Flint Hospital Building Authority
     Revenue Refunding Bonds,
     Hurley Medical Center,
     6.00%, 7/1/20                                                                 1,000               988
   Michigan State Strategic Fund Ltd.
     Obligation Revenue Bonds (AMT),
     Republic Services, Inc.,
     4.25%, Mandatory Put 4/1/14                                                   1,500             1,500
----------------------------------------------------------------------------------------------------------
                                                                                                     3,523
----------------------------------------------------------------------------------------------------------
MINNESOTA - 1.5%
   Duluth Economic Development Authority
     Health Care Facilities Revenue Bonds,
     St. Luke's Hospital,
     7.25%, 6/15/32                                                                  750               791
   Minneapolis & St. Paul Metropolitan
     Airports Commission Special Facilities
     Revenue Bonds, Series A (AMT),
     Northwest Airlines Project,
     7.00%, 4/1/25                                                                   600               561
----------------------------------------------------------------------------------------------------------
                                                                                                     1,352
----------------------------------------------------------------------------------------------------------
MISSISSIPPI - 0.9%
   Claiborne County PCR Refunding Bonds,
     Systems Energy Resources, Inc.,
     7.30%, 5/1/25                                                                   155               155
   Mississippi Business Finance Corp. PCR
     Revenue Refunding Bonds, Systems
     Energy Resources, Inc. Project,
     5.90%, 5/1/22                                                                   630               638
----------------------------------------------------------------------------------------------------------
                                                                                                       793
----------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 66 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 95.7% - CONTINUED

MISSOURI - 0.5%
   St. Louis IDA Revenue Bonds, Series A
     (AMT), Senior Lien - St. Louis
     Convention Center Project,
     7.20%, 12/15/28                                                                $500              $483
----------------------------------------------------------------------------------------------------------
NEVADA - 1.1%
   Nevada State Director Department of
     Business & Industry Revenue Bonds,
     Las Vegas Monorail Project,
     Second Tier,
     7.38%, 1/1/40                                                                 1,000               998
----------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE - 0.6%
   New Hampshire Business Finance
     Authority PCR Refunding Bonds,
     Series D (AMT), Public Service Co.
     of New Hampshire,
     6.00%, 5/1/21                                                                   500               523
----------------------------------------------------------------------------------------------------------
NEW JERSEY - 3.9%
   Middlesex County Improvement Authority
     Revenue Bonds, Series A,
     George Street Student Housing Project,
     5.00%, 8/15/35                                                                1,000               987
   New Jersey Health Care Facilities
     Financing Authority Revenue Bonds,
     Series A, Capital Health Systems
     Obligated Group,
     5.38%, 7/1/33                                                                 1,000             1,001
   New Jersey State Educational Facilities
     Authority Revenue Bonds, Series D,
     Fairleigh Dickinson University,
     6.00%, 7/1/25                                                                 1,000             1,040
   Tobacco Settlement Financing Corp.
     Revenue Bonds,
     6.75%, 6/1/39                                                                   500               493
----------------------------------------------------------------------------------------------------------
                                                                                                     3,521
----------------------------------------------------------------------------------------------------------
NEW MEXICO - 0.3%
   New Mexico Educational Assistance
     Foundation Student Loan Revenue
     Bonds, Series II-C (AMT), Second
     Subordinate (Gtd. Student Loans G.O. of
     Foundation Insured),
     6.00%, 12/1/08                                                                  255               261
----------------------------------------------------------------------------------------------------------
NEW YORK - 6.6%
   Metropolitan Transportation Authority
     Dedicated Tax Fund Revenue Bonds,
     Series A (FGIC Insured),
     5.25%, 11/15/14                                                               1,695             1,951
   New York City G.O. Bonds, Series B,
     6.50%, 8/15/09                                                               $1,500            $1,762
   New York City Industrial Development
     Agency Airport Revenue Bonds,
     Series A (AMT), Airis JFK I LLC Project,
     5.50%, 7/1/28                                                                   500               493
   New York City Transitional Finance
     Authority Revenue Refunding Bonds,
     Series D-2, Future Tax Secondary
     Subscriber,
     5.00%, 11/1/13                                                                1,500             1,680
----------------------------------------------------------------------------------------------------------
                                                                                                     5,886
----------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 4.2%
   North Carolina Eastern Municipal Power
     Agency Power System Revenue
     Refunding Bonds, Series B,
     6.13%, 1/1/09                                                                   500               563
   North Carolina Eastern Municipal Power
     Agency Power Systems Revenue Bonds,
     Series D,
     6.45%, 1/1/14                                                                   385               436
   North Carolina Eastern Municipal Power
     Agency Power System Revenue
     Refunding Bonds, Series F,
     5.38%, 1/1/13                                                                 1,000             1,099
   North Carolina Municipal Power Agency
     No. 1 Catawba Electric Revenue Bonds,
     Series A,
     5.50%, 1/1/13                                                                 1,000             1,116
   North Carolina Municipal Power Agency
     No.1 Catawba Electric Revenue Bonds,
     Series B,
     6.38%, 1/1/13                                                                   500               571
----------------------------------------------------------------------------------------------------------
                                                                                                     3,785
----------------------------------------------------------------------------------------------------------
OHIO - 0.4%
   Ohio State Water Development Authority
     PCR Facilities Refunding Bonds,
     Series A (AMT), Toledo Edison Company,
     8.00%, 10/1/23                                                                  315               332
----------------------------------------------------------------------------------------------------------
OKLAHOMA - 1.4%
   Langston Economic Development
     Authority Student Housing Revenue
     Bonds, Series A, Langston Community
     Development Corp. Project,
     7.75%, 8/1/30                                                                   500               489

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 67 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 95.7% - CONTINUED

OKLAHOMA - 1.4% - (CONTINUED)
   Oklahoma Development Finance Authority
     Revenue Bonds, Series A, Continuing
     Care Retirement, Inverness Village,
     8.00%, 2/1/32                                                                  $750              $730
----------------------------------------------------------------------------------------------------------
                                                                                                     1,219
----------------------------------------------------------------------------------------------------------
OREGON - 0.8%
   Klamath Falls Electric Revenue Refunding
     Bonds, Senior Lien - Klamath Cogen,
     5.88%, 1/1/16                                                                   750               758
----------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 6.1%
   Beaver County IDA PCR Refunding Bonds,
     Series A, Cleveland Electric
     Illuminating Co.,
     7.75%, 7/15/25                                                                  100               108
   Carbon County IDA Resource Recovery
     Refunding Bonds (AMT), Panther Creek
     Partners Project,
     6.65%, 5/1/10                                                                   400               438
   Montgomery County Higher Education &
     Health Authority Revenue Bonds,
     Series A, Philadelphia Geriatric Center,
     7.25%, 12/1/19                                                                  500               522
   Pennsylvania Economic Development
     Financing Authority Exempt Facilities
     Revenue Bonds, Series A (AMT),
     Amtrak Project,
     6.13%, 11/1/21                                                                1,200             1,229
   Pennsylvania Economic Development
     Financing Authority Exempt Facility
     Revenue Bonds, Series A (AMT),
     National Gypsum Co.,
     Shippingport Project,
     6.25%, 11/1/27                                                                  400               407
   Pennsylvania State Higher Educational
     Facilities Authority Revenue Bonds,
     LaSalle University,
     5.50%, 5/1/34                                                                 1,000             1,023
   Pennsylvania State Higher Educational
     Facilities Authority Revenue Bonds,
     Widener University,
     5.40%, 7/15/36                                                                  750               765
   Pennsylvania State Higher Educational
     Facilities Authority Student Housing
     Revenue Bonds, Series A,
     Student Association, Inc. Project,
     6.75%, 9/1/32                                                                   490               516
   Philadelphia Hospitals & Higher Education
     Facilities Revenue Bonds,
     Chestnut Hill College,
     6.00%, 10/1/29                                                                 $500              $499
----------------------------------------------------------------------------------------------------------
                                                                                                     5,507
----------------------------------------------------------------------------------------------------------
PUERTO RICO - 1.2%
   Puerto Rico Highway & Transportation
     Authority Transmission Revenue Bonds,
     5.00%, 7/1/09                                                                 1,000             1,112
----------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 1.5%
   Berkeley County PCR Facilities Refunding
     Bonds, South Carolina Generating Co.
     Project,
     4.88%, 10/1/14                                                                1,000             1,068
   Florence County IDR Revenue Bonds,
     Stone Container Corp.,
     7.38%, 2/1/07                                                                   245               248
----------------------------------------------------------------------------------------------------------
                                                                                                     1,316
----------------------------------------------------------------------------------------------------------
TENNESSEE - 2.9%
   Knox County Health Educational & Housing
     Facilities Board Revenue Bonds,
     Baptist Health System of East Tennessee,
     6.50%, 4/15/31                                                                1,250             1,301
   Memphis-Shelby County Airport Authority
     Special Facilities Revenue Refunding
     Bonds, Federal Express Corp.,
     5.00%, 9/1/09                                                                   750               818
   Metropolitan Government Nashville &
     Davidson County Health & Education
     Facility Board Revenue Bonds,
     Meharry Medical College Project
     (AMBAC Insured), Prerefunded,
     6.88%, 12/1/04                                                                  500               529
----------------------------------------------------------------------------------------------------------
                                                                                                     2,648
----------------------------------------------------------------------------------------------------------
TEXAS - 9.2%
   Austin City Convention Center Revenue
     Bonds, Series A, Convention
     Enterprise, Inc., First Tier,
     6.70%, 1/1/32                                                                   700               746
   Brazos River Authority Revenue Refunding
     Bonds, Series A (AMT), Texas Utilities
     Electric Co. Project,
     7.70%, 4/1/33                                                                 1,000             1,156
   Dallas County Flood Control District No. 1
     G.O. Unlimited Refunding Bonds,
     7.25%, 4/1/32                                                                 1,000             1,037

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 68 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
MUNICIPAL BONDS - 95.7% - CONTINUED

TEXAS - 9.2% - (CONTINUED)
   Gulf Coast Waste Disposal Authority
     Revenue Bonds (AMT), Valero Energy
     Corp. Project,
     6.65%, 4/1/32                                                                $1,000            $1,083
   Houston Industrial Development Corp.
     Revenue Bonds (AMT), Air Cargo,
     6.38%, 1/1/23                                                                   500               517
   Matagorda County Navigation District
     No. 1 Collateralized Revenue
     Refunding Bonds, Centerpoint Energy
     Houston Electric, LLC Project,
     5.60%, 3/1/27                                                                   500               509
   Port Corpus Christi Industrial Development
     Corp. Environmental Facilities Revenue
     Bonds (AMT), Citgo Petroleum Corp.,
     8.25%, 11/1/31                                                                1,000             1,048
   Sabine River Authority PCR Refunding
     Bonds, Series B, TXU Energy Co. LLC
     Project,
     6.15%, 8/1/22                                                                   500               527
   Sam Rayburn Municipal Power Agency
     Revenue Refunding Bonds,
     6.00%, 10/1/21                                                                  500               526
   Texas State Turnpike Authority Central
     Texas Turnpike Systems Revenue
     Bonds, Series A, First Tier
     (AMBAC Insured),
     5.50%, 8/15/39                                                                1,000             1,085
----------------------------------------------------------------------------------------------------------
                                                                                                     8,234
----------------------------------------------------------------------------------------------------------
UTAH - 1.2%
   Utah State G.O. Bonds, Series F,
     Prerefunded,
     5.00%, 7/1/07                                                                 1,000             1,103
----------------------------------------------------------------------------------------------------------
VERMONT - 0.3%
   Vermont Educational & Health Buildings
     Financing Agency Healthcare Facility
     Revenue Bonds, Copley Manor Project,(1)
     6.15%, 4/1/19                                                                   500               250
----------------------------------------------------------------------------------------------------------
VIRGINIA - 0.6%
   Charles City County IDA Solid Waste
     Dispository Facilities Revenue Bonds
     (AMT), Waste Management, Inc.
     Project,
     6.25%, Mandatory Put 4/1/12                                                     500               566
----------------------------------------------------------------------------------------------------------
WYOMING - 1.1%
   Lincoln County PCR Refunding Bonds,
     Pacificorp Project,
     3.40%, Mandatory Put 6/1/10                                                  $1,000            $1,006
----------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------
(COST $83,036)                                                                                      86,041

                                                                               NUMBER              VALUE
                                                                              OF SHARES            (000S)
INVESTMENT COMPANIES - 0.0%
   AIM Tax-Exempt Cash Fund                                                       30,680                31
     Federated Tax-Free Obligations Fund                                             371                 -
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------
(COST $31)                                                                                              31

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
SHORT-TERM INVESTMENTS - 4.7%
   ABAG Finance Authority for Nonprofit
     Corps. Variable Rate Refunding COP,
     Series C (U.S. Bank LOC),
     1.12%, 4/1/04                                                                $2,000             2,000
   Brevard County Health Facilities Authority
     Refunding VRDB, Health First, Inc.
     Project (SunTrust Bank LOC),
     1.10%, 4/1/04                                                                   200               200
   Collier County Health Facilities Authority
     Hospital Revenue VRDB, Series C-1,
     Cleveland HealthCare
     (JP Morgan Chase Bank LOC),
     1.12%, 4/1/04                                                                   450               450
   County of Oconee PCR Refunding VRDB,
     Duke Facilities (Bank One Trust Co.
     LOC),
     1.05%, 4/1/04                                                                   300               300
   Highlands County Health Facilities
     Authority VRDB, Series A
     (SunTrust Bank LOC),
     1.02%, 4/1/04                                                                   570               570
   Mississippi Medical Center Educational
     Building Corp. Revenue VRDB, Adult
     Hospital Project (AMBAC Insured),
     1.01%, 4/1/04                                                                   500               500

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 69 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT             VALUE
                                                                                (000S)             (000S)
SHORT-TERM INVESTMENTS - 4.7% - CONTINUED

   Minnesota Higher Education Facilities
     Authority VRDB, Series P1,
     Concordia University (U.S. Bank LOC),
     1.09%, 4/1/04                                                                  $200              $200
----------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------
(COST $4,220)                                                                                        4,220

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
----------------------------------------------------------------------------------------------------------
(COST $87,287)                                                                                      90,292
   Liabilities less Other Assets - (0.4)%                                                             (373)
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                $89,919

At March 31, 2004, the High Yield Municipal Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                                                 PERCENTAGE
Development                                                                                           17.0%
General                                                                                                7.9
Higher Education                                                                                       7.7
Medical                                                                                               18.0
Pollution                                                                                             14.0
Power                                                                                                  7.4
Transportation                                                                                         7.4
All other sectors less than 5%                                                                        20.6
----------------------------------------------------------------------------------------------------------
Total                                                                                                100.0%

(1) NON-INCOME PRODUCING SECURITY. ISSUER HAS DEFAULTED ON TERMS OF DEBT OBLIGATION. AT MARCH 31, 2004, VALUE REPRESENTS 0.3% OF NET ASSETS.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 70 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  INTERMEDIATE TAX-EXEMPT FUND

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 94.2%

ARIZONA - 1.9%
   Maricopa County Peoria Unified
     School District No. 11 G.O. Unlimited
     Bonds, Project of 1991, Prerefunded,
     5.60%, 7/1/05                                                               $2,000           $2,130
   Phoenix Civic Improvement Corp.
     Water System Revenue Bonds,
     Junior Lien (FGIC Insured),
     5.25%, 7/1/10                                                                5,280            6,030
   Pima County Unified School District
     No. 1 Revenue Bonds,
     4.75%, 7/1/14                                                                2,500            2,726
   Salt River Project Agricultural
     Improvement & Power District
     Electricity System Revenue Bonds,
     Series A,
     5.50%, 1/1/05                                                                  540              558
   Salt River Project Agricultural
     Improvement & Power District
     Electricity System Revenue Bonds,
     Series A, Escrowed to Maturity,
     5.50%, 1/1/05                                                                  460              475
--------------------------------------------------------------------------------------------------------
                                                                                                  11,919
--------------------------------------------------------------------------------------------------------
CALIFORNIA - 13.2%
   Bay Area Government Association
     Rapid Transit Bart SFO Extension
     Revenue Bonds, Series A, Federal
     Transportation Authority Capital
     Grant (AMBAC Insured),
     5.00%, 6/15/08                                                               1,890            1,896
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/10                                                                5,500            6,220
   California State Department of Water
     Resources Revenue Bonds, Water
     System, Series Y (FGIC Insured),
     5.25%, 12/1/12                                                               3,245            3,743
   California State G.O. Unlimited Bonds
     (AMBAC Insured),
     5.00%, 10/1/18                                                               3,110            3,284
   California State G.O. Unlimited Bonds,
     5.75%, 5/1/30                                                                2,500            2,680
   California Statewide Communities
     Development Authority Revenue
     Bonds, Series A, East Campus
     Apartments LLC (ACA Insured),
     5.25%, 8/1/14                                                                2,395            2,588
   Colton Joint Unified School District
     G.O. Unlimited Revenue Bonds,
     Series A (FGIC Insured),
     5.38%, 8/1/26                                                               $2,500           $2,733
   East Bay Municipal Utility District
     Water System Revenue Bonds
     (MBIA Insured),
     4.75%, 6/1/34                                                                5,000            5,014
   Foothill/Eastern Transportation
     Corridor Agency Toll Road Senior
     Lien Capital Appreciation Revenue
     Bonds, Series A, Escrowed to
     Maturity,
     0.00%, 1/1/05                                                                1,000              991
   Golden State Tobacco Securitization
     Corp. Revenue Bonds, Series B,
     5.38%, 6/1/28                                                                2,500            2,530
     5.60%, 6/1/28                                                                1,100            1,126
     5.50%, 6/1/33                                                                3,500            3,561
     5.50%, 6/1/43                                                                7,500            7,601
   Los Angeles County Sanitation
     Districts Financing Authority
     Revenue Bonds, Series A, Capitol
     Project (FSA Insured),
     5.00%, 10/1/16                                                               2,000            2,191
   Los Angeles G.O. Unlimited Bonds,
     Series A (MBIA Insured),
     5.25%, 9/1/12                                                               10,000           11,502
   Los Angeles Unified School District
     G.O. Unlimited Bonds, Series D
     (FGIC Insured), Prerefunded,
     5.63%, 7/1/10                                                                5,000            5,883
   Menlo Park G.O. Unlimited Bonds,
     5.25%, 8/1/27                                                                1,000            1,071
   MSR Public Power Agency Revenue
     Bonds, Subseries 1997 D,
     San Juan Project (MBIA Insured),
     4.00%, 7/1/15                                                                5,000            5,000
   Orange County Sanitation District COP
     (FGIC Insured),
     5.25%, 2/1/28                                                                5,000            5,322
   San Francisco City & County Airports
     Commission Revenue Bonds,
     Series B,
     5.25%, 5/1/14                                                                2,500            2,759

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 71 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 94.2% - CONTINUED

CALIFORNIA - 13.2% - (CONTINUED)
   Santa Margarita-Dana Point Authority
     Revenue Bonds, Series A
     (AMBAC Insured),
     5.00%, 8/1/16                                                               $5,000           $5,522
--------------------------------------------------------------------------------------------------------
                                                                                                  83,217
--------------------------------------------------------------------------------------------------------
COLORADO - 0.5%
   Denver City & County Revenue
     Refunding Bonds, Series E (AMT)
     (FGIC Insured),
     5.50%, 11/15/18                                                              1,000            1,083
   Metro Wastewater Reclamation
     District Gross Revenue Refunding
     Bonds, Sewer Project,
     5.45%, 4/1/12                                                                2,000            2,224
--------------------------------------------------------------------------------------------------------
                                                                                                   3,307
--------------------------------------------------------------------------------------------------------
CONNECTICUT - 0.5%
   New Haven G.O. Unlimited Bonds,
     Series C (MBIA Insured),
     Prerefunded,
     5.13%, 11/1/12                                                               2,500            2,854
--------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.4%
   District of Columbia Revenue Bonds,
     Series B-2001 (FSA Insured),
     5.50%, 6/1/14                                                                2,500            2,808
--------------------------------------------------------------------------------------------------------
FLORIDA - 3.0%
   Dade County Water & Sewer System
     Revenue Bonds (FGIC Insured),
     6.25%, 10/1/06                                                               3,375            3,760
   Florida State Division of Board Finance
     Department General Services
     Revenue Bonds, Department of
     Environmental Preservation 2000-A
     (AMBAC Insured), Prerefunded,
     5.50%, 7/1/05                                                                3,000            3,191
   Heritage Palms Community
     Development District Capital
     Improvement Revenue Bonds,
     6.25%, 11/1/04                                                                 755              760
   Jacksonville Sales TRB,
     Better Jacksonville
     (AMBAC Insured),
     4.25%, 10/1/22                                                               2,000            1,962
   Orlando City Utilities Commission
     Water & Electric Revenue Refunding
     Bonds, Series A,
     5.00%, 10/1/14                                                               2,000            2,055
   Sunrise Utility System Revenue
     Refunding Bonds, Series A
     (AMBAC Insured),
     5.50%, 10/1/15                                                              $6,000           $6,954
   Vista Lakes Community Development
     District Capital Improvement
     Revenue Bonds, Series B,
     6.35%, 5/1/05                                                                   45               46
--------------------------------------------------------------------------------------------------------
                                                                                                  18,728
--------------------------------------------------------------------------------------------------------
GEORGIA - 1.5%
   Fulton County Facilities Corp. COP,
     Fulton County Public Purpose
     Project (AMBAC Insured),
     5.50%, 11/1/18                                                               6,500            7,271
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series W,
     6.40%, 1/1/07                                                                1,780            1,982
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series W,
     Escrowed to Maturity, Prerefunded,
     6.40%, 1/1/07                                                                  220              247
--------------------------------------------------------------------------------------------------------
                                                                                                   9,500
--------------------------------------------------------------------------------------------------------
HAWAII - 0.9%
   Hawaii State G.O. Unlimited Revenue
     Bonds, Series CZ (FSA Insured),
     Prerefunded,
     5.25%, 7/1/12                                                                5,000            5,724
--------------------------------------------------------------------------------------------------------
ILLINOIS - 9.5%
   Chicago City G.O. Unlimited Bonds,
     Series A (FGIC Insured),
     Prerefunded,
     6.75%, 7/1/10                                                               15,000           18,511
   Chicago City O'Hare International
     Airport Revenue Bonds, Series A,
     Passenger Facilities Charge
     (AMBAC Insured),
     5.60%, 1/1/09                                                                5,000            5,392
   Chicago City Park District Parking
     Facilities Revenue Bonds
     (ACA Insured), Prerefunded,
     6.25%, 1/1/10                                                                5,480            6,490
   Chicago City Wastewater Transmission
     Second Lien Revenue Bonds
     (MBIA Insured), Prerefunded,
     6.00%, 1/1/10                                                                1,000            1,182
     6.00%, 1/1/10                                                                1,000            1,182

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 72 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 94.2% - CONTINUED

ILLINOIS - 9.5% - (CONTINUED)
   Chicago O'Hare International Airport
     Second Lien Revenue Refunding
     Bonds, Series C (MBIA Insured),
     5.00%, 1/1/10                                                               $5,000           $5,566
   Cook County G.O. Unlimited Refunding
     Bonds, Series B (FGIC Insured),
     5.13%, 11/15/12                                                              3,000            3,335
   Illinois Development Finance Authority
     Economic Development Revenue
     Bonds, Latin School of Chicago
     Project,
     5.60%, 8/1/18                                                                  500              516
   Illinois Development Finance Authority
     Revenue Bonds, Series B,
     Midwestern University Project,
     5.75%, 5/15/16                                                                 500              538
   Illinois Educational Facilities
     Authority
     Adjustable Revenue Bonds, Field
     Museum of Natural History Project,
     4.60%, Mandatory Put 11/1/15                                                 4,250            4,431
   Illinois Educational Facilities
     Authority
     Adjustable Revenue Bonds,
     Northwestern University Project,
     4.95%, Mandatory Put 11/1/08                                                 3,300            3,653
   Illinois Educational Facilities
     Authority
     Revenue Bonds, Reserve 3,
     4.75%, Mandatory Put 3/1/07                                                  1,750            1,868
   Illinois Educational Facilities Authority
     Student Housing Revenue Bonds,
     Educational Advancement Fund
     University Center Project,
     6.00%, 5/1/22                                                                  750              772
   Illinois Health Facilities Authority
     Revenue Bonds, Riverside Health
     System,
     6.00%, 11/15/32                                                              1,000            1,057
   State of Illinois G.O. Unlimited Revenue
     Bonds, Series 1 (FSA Insured),
     5.38%, 5/1/12                                                                5,000            5,646
--------------------------------------------------------------------------------------------------------
                                                                                                  60,139
--------------------------------------------------------------------------------------------------------
INDIANA - 0.2%
   Indiana Development Finance
     Authority Environmental Revenue
     Refunding Bonds, USX Corp.
     Project,
     5.25%, Mandatory Put 12/2/11                                                 1,000            1,128
--------------------------------------------------------------------------------------------------------
IOWA - 0.6%
   Iowa Finance Authority Hospital
     Facility Revenue Bonds, Mercy
     Medical Center Project
     (FSA Insured),
     6.00%, 8/15/15                                                              $3,610           $4,112
--------------------------------------------------------------------------------------------------------
KANSAS - 0.5%
   Wichita Hospital Improvement
     Facilities Revenue Refunding Bonds,
     Series III,
     5.25%, 11/15/15                                                              1,385            1,486
     6.25%, 11/15/18                                                              1,600            1,793
--------------------------------------------------------------------------------------------------------
                                                                                                   3,279
--------------------------------------------------------------------------------------------------------
KENTUCKY - 0.4%
   Carrollton & Henderson Counties
     Public Energy Authority Gas
     Revenue Bonds, Series A
     (FSA Insured),
     4.00%, 1/1/05                                                                2,665            2,722
--------------------------------------------------------------------------------------------------------
LOUISIANA - 0.8%
   Louisiana State G.O. Unlimited Bonds,
     Series A (FGIC Insured),
     5.25%, 4/1/15                                                                4,500            5,009
--------------------------------------------------------------------------------------------------------
MARYLAND - 0.6%
   Maryland State & Local Facilities Loan
     G.O. Unlimited Bonds, Third Series,
     5.60%, 10/15/05                                                              3,500            3,584
--------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 4.8%
   Lawrence City G.O. Limited Bonds
     (AMBAC Insured - State Aid
     Withholding),
     5.50%, 2/1/16                                                                2,625            2,967
   Massachusetts State College Building
     Authority Revenue Refunding
     Bonds, Series B (XLCA Insured),
     5.38%, 5/1/20                                                                1,825            2,060
   Massachusetts State Consolidated
     Loan G.O. Unlimited Bonds, Series B,
     5.75%, 6/1/10                                                                3,000            3,478
   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series B,
     Partners Healthcare System,
     5.25%, 7/1/12                                                                3,450            3,755

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 73 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 94.2% - CONTINUED

MASSACHUSETTS - 4.8% - (CONTINUED)
   Massachusetts State Housing Finance
     Agency Revenue Bonds, Series B,
     3.70%, 12/1/09                                                             $10,000          $10,329
     4.15%, 6/1/11                                                                5,000            5,198
   Massachusetts State Water Pollution
     Abatement Pooled Program
     Revenue Bonds, Series B,
     5.00%, 8/1/11                                                                2,000            2,262
--------------------------------------------------------------------------------------------------------
                                                                                                  30,049
--------------------------------------------------------------------------------------------------------
MICHIGAN - 1.7%
   Michigan Municipal Bond Authority
     Revenue Bonds, Clean Water
     Revolving Fund, Prerefunded,
     5.25%, 10/1/10                                                               5,000            5,759
   Michigan State Strategic Fund Ltd.
     Obligation Revenue Refunding
     Bonds, Series CC, Detroit Edison Co.
     Project (AMBAC Insured),
     4.85%, Mandatory Put 9/1/11                                                  4,500            4,972
--------------------------------------------------------------------------------------------------------
                                                                                                  10,731
--------------------------------------------------------------------------------------------------------
MINNESOTA - 0.1%
   Minnesota State Housing Finance
     Agency SFM Revenue Bonds,
     Series A (MBIA Insured),
     5.35%, 7/1/17                                                                  875              918
--------------------------------------------------------------------------------------------------------
MISSISSIPPI - 0.8%
   Mississippi State G.O. Unlimited
     Revenue Bonds, Series A,
     Capital Improvements,
     5.50%, 7/1/04                                                                2,000            2,022
   Mississippi State Revenue Refunding
     Bonds, Series A, Four Lane Highway
     Program,
     5.25%, 6/1/04                                                                2,800            2,820
--------------------------------------------------------------------------------------------------------
                                                                                                   4,842
--------------------------------------------------------------------------------------------------------
NEBRASKA - 0.8%
   Nebraska Public Power District
     Revenue Bonds, Power Supply
     System, Series C, Prerefunded,
     5.00%, 7/1/04                                                                5,000            5,099
--------------------------------------------------------------------------------------------------------
NEVADA - 1.7%
   Clark County School District G.O
     Limited Revenue Refunding Bonds,
     Series A (FSA Insured),
     5.00%, 6/15/16                                                              $5,000           $5,486
     4.00%, 6/15/17                                                               5,000            4,989
--------------------------------------------------------------------------------------------------------
                                                                                                  10,475
--------------------------------------------------------------------------------------------------------
NEW JERSEY - 0.5%
   Burlington County Bridge
     Commissioner Revenue Bonds,
     Government Leasing Program,
     5.00%, 8/15/17                                                               1,000            1,085
   New Jersey State Health Care
     Facilities Financing Authority
     Revenue Refunding Bonds,
     Atlantic City Medical Center,
     6.25%, 7/1/17                                                                1,000            1,127
   New Jersey Wastewater Treatment
     Trust Revenue Bonds, Series B
     (FGIC Insured), Prerefunded,
     5.90%, 4/1/04                                                                1,000            1,020
--------------------------------------------------------------------------------------------------------
                                                                                                   3,232
--------------------------------------------------------------------------------------------------------
NEW MEXICO - 0.9%
   Santa Fe City Gross Receipts TRB,
     6.00%, 6/1/11                                                                5,250            5,976
--------------------------------------------------------------------------------------------------------
NEW YORK - 23.4%
   Metropolitan Transportation Authority
     Dedicated Tax Fund Revenue Bonds,
     Series A (FGIC Insured),
     Prerefunded,
     6.13%, 4/1/10                                                                3,815            4,534
   Metropolitan Transportation Authority
     Revenue Bonds, Series A,
     Prerefunded,
     6.00%, 7/1/09                                                                5,000            5,880
   Nassau County Interim Finance
     Authority Revenue Bonds, Series A,
     Sales Tax Secured,
     5.63%, 11/15/20                                                              5,000            5,337
   New York City G.O. Unlimited Bonds,
     Series A,
     6.00%, 5/15/19                                                               3,000            3,367
   New York City G.O. Unlimited Bonds,
     Series I (MBIA-IBC Insured),
     5.00%, 8/1/14                                                                6,825            7,637

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 74 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 94.2% - CONTINUED

NEW YORK - 23.4% - (CONTINUED)
   New York City G.O. Unlimited Bonds,
     Series I,
     4.50%, 8/1/12                                                               $3,000           $3,176
   New York City G.O. Unlimited
     Refunding Bonds, Series B,
     5.25%, 8/1/09                                                                1,000            1,118
   New York City IDA Special Airport
     Facilities Revenue Bonds, Series A
     (AMT), Airis JFK I LLC Project,
     6.00%, 7/1/27                                                                  500              503
   New York City Municipal Water &
     Sewer Finance Authority Revenue
     Bonds, Series A,
     5.13%, 6/15/15                                                               5,000            5,422
   New York City Municipal Water
     Finance Authority Water & Sewer
     Systems Revenue Bonds, Series A
     (AMBAC-TCRS Insured),
     5.13%, 6/15/21                                                               2,000            2,124
   New York City Municipal Water
     Finance Authority Water & Sewer
     Systems Revenue Bonds, Series A
     (MBIA-IBC Insured),
     5.63%, 6/15/19                                                               2,000            2,173
   New York City Transit Authority
     Metropolitan Transportation
     Authority Triborough COP, Series A
     (AMBAC Insured),
     5.25%, 1/1/29                                                               10,000           10,545
   New York City Transitional Finance
     Authority Revenue Bonds, Series C,
     Future Tax Secured,
     5.88%, 11/1/14                                                               5,000            5,828
   New York Municipal Bond Bank
     Agency Revenue Bonds, Series C
     (State-Aid Withholding),
     5.25%, 6/1/17                                                               10,000           10,927
     5.25%, 12/1/17                                                               6,160            6,731
   New York State Dormitory Authority
     Revenue Bonds, New York
     University, Series A
     (AMBAC Insured),
     5.25%, 7/1/04                                                                4,070            4,113
   New York State Dormitory Authority
     Revenue Bonds, Series A,
     Court Facilities,
     5.25%, 5/15/11                                                               5,000            5,587
     5.50%, 5/15/17                                                               5,000            5,536
   New York State Dormitory Authority
     Revenue Bonds, Series C, State
     University Educational Facilities
     (FSA Insured),
     5.75%, 5/15/17                                                              $4,000           $4,768
   New York State Environmental
     Facilities Corp. Revenue Bonds,
     Series A, State Clean Water &
     Drinking Revolving Funds,
     6.00%, 6/15/16                                                               1,330            1,533
   New York State Environmental
     Facilities Corp. Revenue Bonds,
     Series A, State Clean Water &
     Drinking Revolving Funds,
     Prerefunded,
     6.00%, 6/15/09                                                                 170              200
   New York State Mortgage Agency
     Revenue Bonds, Series 26th,
     5.85%, 4/1/17                                                                  215              228
   New York State Thruway Authority
     General Highway & Bridge Trust
     Fund Revenue Bonds, Series A
     (MBIA Insured),
     5.25%, 4/1/14                                                                1,000            1,146
   New York State Thruway Authority
     Highway & Bridge Trust Fund
     Revenue Bonds, Series A
     (FSA Insured), Prerefunded,
     6.00%, 4/1/10                                                                1,000            1,190
   New York State Thruway Authority
     Revenue Bonds, Second
     Generation, Series B (FSA Insured),
     5.00%, 4/1/13                                                               10,000           11,273
   New York State Thruway Authority
     Service Contract Revenue Bonds,
     Local Highway & Bridge
     (AMBAC Insured), Prerefunded,
     5.38%, 4/1/10                                                                2,500            2,889
   New York State Urban Development
     Corp. Subordinate Lien Revenue
     Bonds (G.O. of Corp.),
     5.50%, 7/1/16                                                                1,250            1,355
   Port Authority New York & New Jersey
     Revenue Bonds, Series 94
     (G.O. of Authority),
     5.70%, 12/1/10                                                               3,000            3,114

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 75 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 94.2% - CONTINUED

NEW YORK - 23.4% - (CONTINUED)
   Port Authority of New York & New
     Jersey Revenue Bonds, Series 127
     (AMT) (AMBAC Insured - G.O. of
     Authority),
     5.50%, 12/15/12                                                             $1,735           $1,967
   Port Authority of New York & New
     Jersey Revenue Bonds, Series 128
     (FSA Insured - G.O. of Authority),
     4.00%, 11/1/11                                                               3,910            4,149
     5.00%, 11/1/32                                                               5,000            5,237
   Tobacco Settlement Financing
     Authority Revenue Bonds,
     Series A-1, Asset-Backed,
     5.00%, 6/1/09                                                                5,000            5,028
     5.25%, 6/1/12                                                                2,000            2,113
   Tobacco Settlement Financing
     Authority Revenue Bonds,
     Series C-1,
     5.25%, 6/1/13                                                                5,000            5,389
     5.50%, 6/1/15                                                                5,000            5,518
--------------------------------------------------------------------------------------------------------
                                                                                                 147,635
--------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 4.2%
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Refunding Bonds, Series A,
     5.20%, 1/1/10                                                                2,505            2,724
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Refunding Bonds, Series B,
     6.00%, 1/1/06                                                                1,500            1,599
     6.13%, 1/1/09                                                                9,425           10,607
   North Carolina Municipal Power
     Agency No. 1 Catawba Revenue
     Bonds, Series A,
     5.50%, 1/1/12                                                                5,805            6,503
   North Carolina Municipal Power
     Agency No. 1 Catawba Revenue
     Bonds, Series B,
     6.50%, 1/1/20                                                                2,500            2,786
   Wake County G.O. Unlimited Bonds,
     Public Improvement,
     4.00%, 3/1/15                                                                2,500            2,568
--------------------------------------------------------------------------------------------------------
                                                                                                  26,787
--------------------------------------------------------------------------------------------------------
OHIO - 0.9%
   Akron City G.O. Limited Bonds,
     5.75%, 12/1/17                                                               1,000            1,152
   Ohio Housing Finance Agency
     Mortgage Revenue Bonds, Series C
     (AMT), Residential Mortgage-
     Backed Securities
     (Colld. by GNMA Securities),
     5.15%, 3/1/13                                                               $1,340           $1,426
   Ohio State G.O. Unlimited Bonds,
     Higher Education,
     4.25%, 5/1/22                                                                3,000            2,944
--------------------------------------------------------------------------------------------------------
                                                                                                   5,522
--------------------------------------------------------------------------------------------------------
OKLAHOMA - 0.5%
   Grand River Dam Authority Revenue
     Refunding Bonds,
     4.00%, 6/1/04                                                                3,000            3,014
--------------------------------------------------------------------------------------------------------
OREGON - 1.0%
   Port of Portland Revenue Bonds,
     Series A, Portland International
     Airport (AMBAC Insured),
     5.50%, 7/1/24                                                                2,000            2,158
   Portland City Airport Way Urban
     Renewal & Redevelopment Tax
     Increment Bonds, Series A
     (AMBAC Insured),
     6.00%, 6/15/16                                                               3,450            4,033
--------------------------------------------------------------------------------------------------------
                                                                                                   6,191
--------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 2.1%
   Allegheny County Port Authority
     Transportation Special Revenue
     Bonds (MBIA Insured), Prerefunded,
     6.00%, 3/1/09                                                                2,565            3,009
   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds, Series A
     (AMT), Amtrak Project,
     6.13%, 11/1/21                                                               1,200            1,229
   Pennsylvania Housing Finance Agency
     SFM Revenue Bonds, Series 72A
     (AMT),
     4.80%, 4/1/12                                                                  750              793
   Pennsylvania State Higher Education
     Revenue Bonds, Capital Acquisition
     (MBIA Insured - G.O. of Agency),
     Prerefunded,
     6.00%, 12/15/10                                                              1,815            2,158
     6.13%, 12/15/10                                                              1,925            2,303

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 76 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 94.2% - CONTINUED

PENNSYLVANIA - 2.1% - (CONTINUED)
   Pennsylvania State Higher Educational
     Facilities Authority Revenue Bonds,
     Series A, UPMC Health System,
     6.00%, 1/15/22                                                              $2,000           $2,160
   Pennsylvania State Intergovernmental
     Cooperative Authority Special TRB,
     City of Philadelphia Funding
     Program (FGIC Insured),
     Prerefunded,
     6.75%, 6/15/05                                                               1,300            1,387
--------------------------------------------------------------------------------------------------------
                                                                                                  13,039
--------------------------------------------------------------------------------------------------------
PUERTO RICO - 0.7%
   Puerto Rico HFA Revenue Bonds,
     Capital Funding Program,
     5.00%, 12/1/13                                                               1,300            1,463
     5.00%, 12/1/16                                                               2,500            2,732
--------------------------------------------------------------------------------------------------------
                                                                                                   4,195
--------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 0.8%
   South Carolina State Public Service
     Authority Revenue Refunding
     Bonds, Series B (FGIC Insured),
     6.50%, 1/1/05                                                                5,000            5,200
--------------------------------------------------------------------------------------------------------
TENNESSEE - 0.4%
   Memphis-Shelby County Airport
     Authority Revenue Bonds, Series D
     (AMT) (AMBAC Insured),
     6.25%, 3/1/15                                                                2,000            2,311
   Shelby County Health, Educational &
     Housing Facilities Board Revenue
     Bonds, St. Jude's Children's
     Research,
     4.65%, 7/1/04                                                                  340              342
--------------------------------------------------------------------------------------------------------
                                                                                                   2,653
--------------------------------------------------------------------------------------------------------
TEXAS - 3.5%
   Austin City Utilities System Revenue
     Refunding Bonds (FSA Insured),
     5.13%, 11/15/17                                                              3,000            3,247
   Dallas Waterworks & Sewer System
     Revenue Refunding Bonds, Series A
     (MBIA Insured),
     4.25%, 10/1/18                                                               1,450            1,457
   Ennis Independent School District 903
     Capital Appreciation G.O. Unlimited
     Refunding Bonds (PSF Gtd.),
     0.00%, 8/15/26                                                               3,365              933
   Frisco Independent School District
     Building G.O. Unlimited Bonds
     (PSF Gtd.),
     6.50%, 8/15/14                                                              $1,535           $1,868
   Harris County Health Facilities
     Development Authority Christus
     Health Revenue Bonds, Series A
     (MBIA Insured),
     5.25%, 7/1/07                                                                  500              552
   Harris County Toll Road Senior
     Subordinate Lien Revenue
     Refunding Bonds (AMBAC Insured),
     4.95%, 8/15/06                                                               7,450            7,692
   Sam Rayburn Municipal Power
     Agency Revenue Refunding Bonds,
     5.50%, 10/1/10                                                               1,000            1,108
     6.00%, 10/1/16                                                               1,000            1,088
     6.00%, 10/1/21                                                               1,250            1,315
   San Antonio Electricity & Gas Revenue
     Bonds, Series A,
     5.25%, 2/1/14                                                                1,625            1,814
   San Antonio Electricity & Gas Revenue
     Bonds, Series A, Prerefunded,
     5.25%, 2/1/09                                                                  875              995
--------------------------------------------------------------------------------------------------------
                                                                                                  22,069
--------------------------------------------------------------------------------------------------------
VERMONT - 0.2%
   Vermont Student Assistance Corp.
     Revenue Bonds,
     5.00%, 3/1/26                                                                1,550            1,577
--------------------------------------------------------------------------------------------------------
VIRGIN ISLANDS - 0.5%
   Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax Lien
     Note,
     5.63%, 10/1/10                                                               3,000            3,266
--------------------------------------------------------------------------------------------------------
VIRGINIA - 4.9%
   Alexandria Capital Improvement G.O
     Unlimited Revenue Bonds,
     4.00%, 6/15/17                                                               2,000            2,017
   Fairfax County G.O. Unlimited Revenue
     Bonds, Series A
     (State-Aid Withholding),
     3.50%, 6/1/04                                                                1,650            1,657
   Virginia Commonwealth University
     Revenue Refunding Bonds, General
     Pledge, Series B (AMBAC Insured),
     5.00%, 5/1/14                                                                2,165            2,431

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 77 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 94.2% - CONTINUED

VIRGINIA - 4.9% - (CONTINUED)
   Virginia Housing Development
     Authority Commonwealth Mortgage
     Revenue Bonds, Subseries J-1
     (MBIA Insured - G.O. of Authority),
     4.05%, 7/1/07                                                               $5,000           $5,262
     4.75%, 1/1/12                                                                3,000            3,198
     4.88%, 7/1/13                                                                5,265            5,579
   Virginia State G.O. Unlimited Bonds,
     4.00%, 6/1/04                                                               10,800           10,854
--------------------------------------------------------------------------------------------------------
                                                                                                  30,998
--------------------------------------------------------------------------------------------------------
WASHINGTON - 4.7%
   Energy Northwest Election Revenue
     Refunding Bonds, Series 1,
     Project No. 1 (FSA Insured),
     5.50%, 7/1/12                                                                5,000            5,715
   King County Sewer Revenue Bonds,
     Second Series (FGIC Insured),
     Prerefunded,
     6.25%, 1/1/09                                                                5,020            5,920
   Washington Public Power Supply
     System Revenue Refunding Bonds,
     Series A, Nuclear Project No. 2,
     5.25%, 7/1/08                                                                5,000            5,144
   Washington State G.O. Unlimited
     Bonds, Series D, Motor Vehicle Fuel
     Tax (FGIC Insured),
     5.38%, 1/1/22                                                                1,250            1,333
   Washington State G.O. Unlimited
     Bonds, Series S-4,
     5.75%, 1/1/12                                                               10,000           11,442
--------------------------------------------------------------------------------------------------------
                                                                                                  29,554
--------------------------------------------------------------------------------------------------------
WISCONSIN - 0.6%
   Wisconsin State G.O Unlimited
     Revenue Bonds, Series A,
     Prerefunded,
     5.00%, 5/1/04                                                                1,000            1,003
   Wisconsin State Operating Revenue
     Notes, Series A,
     2.25%, 6/15/04                                                               3,000            3,008
--------------------------------------------------------------------------------------------------------
                                                                                                   4,011
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------
(COST $567,784)                                                                                  595,063

                                                                                NUMBER            VALUE
                                                                              OF SHARES           (000S)
INVESTMENT COMPANIES - 1.4%
   AIM Tax-Exempt Cash Fund                                                   8,102,840           $8,103
   Dreyfus Tax-Exempt Cash
     Management Fund                                                            849,732              850
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------
(COST $8,953)                                                                                      8,953

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
SHORT-TERM INVESTMENTS - 6.9%
   California State Department of Water
     Resources Power Supply VRDB,
     Series B-2 (BNP PARIBAS LOC),
     1.15%, 4/1/04                                                              $10,800           10,800
   California State Department of Water
     Resources Revenue VRDB,
     Series C-9 (Citibank N.A. LOC),
     1.00%, 4/1/04                                                               11,900           11,900
   Highlands County Health Facilities
     Authority Revenue VRDB, Series A,
     1.02%, 4/1/04                                                                1,800            1,800
   Lee County IDA Revenue VRDB,
     Series B, Shell Point Project
     (Bank of America N.A. LOC),
     1.05%, 4/7/04                                                                3,800            3,800
   Medical Center Educational Building
     Corp. Revenue VRDB, Adult Hospital
     Project (AMBAC Insured),
     0.91%, 4/1/04                                                                7,800            7,800
   Oconee County PCR Refunding VRDB,
     Faculties Duke (Bank One Trust LOC),
     1.05%, 4/1/04                                                                3,200            3,200
   Smyrna Housing Authority Adjustable
     Revenue VRDB, F&M Villages
     Project (Coll. by FNMA Securities),
     1.05%, 4/7/04                                                                4,000            4,000
--------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------------------------------
(COST $43,300)                                                                                    43,300

--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.5%
--------------------------------------------------------------------------------------------------------
(COST $620,037)                                                                                  647,316
   Liabilities less Other Assets - (2.5)%                                                        (15,689)
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                             $631,627

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 78 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

At March 31, 2004, the Intermediate Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                            PERCENTAGE
Agriculture                                       5.1%
General                                           5.0
General Obligation                               20.9
Higher Education                                  5.6
Housing                                           5.2
Power                                            13.8
Transportation                                    9.6
Utilities                                         8.0
All other sectors less than 5%                   26.8
-----------------------------------------------------
Total                                           100.0%

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 79 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
U.S. GOVERNMENT AGENCIES - 58.3% (1)

FANNIE MAE - 43.3%
     2.13%, 4/15/06                                                                $595             $599
     2.38%, 2/15/07                                                              10,865           10,915
     5.25%, 4/15/07                                                              22,685           24,646
     5.00%, 5/14/07                                                               4,315            4,335
     3.25%, 1/15/08                                                               7,500            7,656
     3.38%, 12/15/08                                                             16,260           16,524
   Pool #555649,
     7.50%, 10/1/32                                                               1,194            1,279
   Pool #555750,
     5.00%, 9/1/18                                                                  939              966
   Pool #725012,
     5.00%, 11/1/18                                                               4,912            5,054
   Pool TBA, (2)
     4.50%, 4/25/18                                                              12,000           12,146
     5.00%, 12/31/49                                                              1,995            2,004
--------------------------------------------------------------------------------------------------------
                                                                                                  86,124
--------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK - 5.1%
     1.85%, 3/3/06                                                               10,000           10,021
--------------------------------------------------------------------------------------------------------
FREDDIE MAC - 7.6%
     3.25%, 11/15/04                                                              8,000            8,104
     2.88%, 12/15/06                                                              6,100            6,219
     4.75%, 12/8/10                                                                 700              720
   Pool #410092,
     3.40%, 11/1/24                                                                  85               88
--------------------------------------------------------------------------------------------------------
                                                                                                  15,131
--------------------------------------------------------------------------------------------------------
FREDDIE MAC GOLD - 2.3%
   Pool #E91020,
     5.50%, 8/1/17                                                                4,460            4,653
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------------------------------
(COST $114,835)                                                                                  115,929

U.S. GOVERNMENT OBLIGATIONS - 35.5%
U.S. TREASURY NOTES - 35.5%
     6.50%, 8/15/05                                                              $6,900           $7,390
     1.63%, 2/28/06                                                              24,000           24,037
     2.63%, 11/15/06                                                             21,475           21,898
     3.50%, 11/15/06                                                              9,000            9,381
     3.25%, 8/15/08                                                               7,860            7,976
--------------------------------------------------------------------------------------------------------
                                                                                                  70,682
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------
(COST $69,966)                                                                                    70,682

SHORT-TERM INVESTMENT - 12.8%
   FHLB Discount Note,
     0.92%, 4/1/04                                                               25,481           25,481
--------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------------------------------
(COST $25,481)                                                                                    25,481

--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 106.6%
--------------------------------------------------------------------------------------------------------
(COST $210,282)                                                                                  212,092
   Liabilities less Other Assets - (6.6)%                                                        (13,136)
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                             $198,956

(1) THE OBLIGATIONS OF CERTAIN U.S. GOVERNMENT-SPONSORED ENTITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE UNITED STATES TREASURY.
(2)  WHEN-ISSUED SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 80 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  TAX-EXEMPT FUND

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 97.6%

ARIZONA - 2.6%
   Arizona Student Loan Acquisition
     Authority Revenue Refunding
     Bonds, Series A-1 (AMT)
     (Student Loans Gtd.),
     5.90%, 5/1/24                                                               $1,000           $1,064
   Maricopa County Unified School
     District No. 11 Peoria G.O
     Unlimited Bonds, Unified Project
     of 1991, Prerefunded,
     5.50%, 7/1/05                                                                1,500            1,595
   Maricopa County Unified School
     District No. 41 Gilbert G.O
     Unlimited Bonds,
     6.25%, 7/1/15                                                                  235              257
   Maricopa County Unified School
     District No. 41 Gilbert G.O
     Unlimited Bonds, Prerefunded,
     6.25%, 7/1/08                                                                2,765            3,205
   Maricopa County Unified School
     District No. 69 Paradise Valley G.O
     Unlimited Bonds, Series B,
     8.50%, 7/1/06                                                                5,500            6,329
   Mesa IDA Student Housing Revenue
     Bonds, Series A, ASU
     East/Maricopa College,
     6.00%, 7/1/32                                                                1,000            1,010
--------------------------------------------------------------------------------------------------------
                                                                                                  13,460
--------------------------------------------------------------------------------------------------------
CALIFORNIA - 14.5%
   Bay Area Government Association
     Rapid Transit Bart SFO Extension
     Revenue Bonds, Series A, Federal
     Transportation Authority Capital
     Grant (AMBAC Insured),
     5.00%, 6/15/08                                                               1,265            1,269
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     6.00%, 5/1/14                                                               12,000           13,912
   California State Department of Water
     Resources Revenue Bonds,
     Series M,
     4.88%, 12/1/27                                                               2,500            2,504
   California State G.O. Unlimited Bonds,
     5.75%, 5/1/30                                                                2,500            2,680
   East Bay Municipal Utility District
     Water System Revenue Bonds
     (MBIA Insured),
     4.75%, 6/1/34                                                                5,000            5,014
   Golden State Tobacco Securitization
     Corp. Revenue Bonds, Series B,
     5.38%, 6/1/28                                                               $2,500           $2,530
     5.60%, 6/1/28                                                                1,250            1,280
     5.50%, 6/1/43                                                                7,500            7,601
   Kern High School District G.O
     Unlimited Refunding Bonds,
     Series A (MBIA Insured),
     6.60%, 2/1/17                                                                1,845            2,250
     6.60%, 8/1/17                                                                1,825            2,225
   Los Angeles Convention & Exhibition
     Center Authority COP, Prerefunded,
     9.00%, 12/1/05                                                               6,000            6,764
     9.00%, 12/1/05                                                               6,000            6,770
   Los Angeles Department of Water &
     Power Electric Plant Revenue
     Bonds, Prerefunded,
     6.00%, 2/15/05                                                               1,060            1,116
   Menlo Park G.O. Unlimited Bonds,
     5.25%, 8/1/27                                                                1,000            1,071
   MSR Public Power Agency Revenue
     Bonds, Subseries 1997 D,
     San Juan Project (MBIA Insured),
     4.00%, 7/1/15                                                                2,000            2,000
   Orange County Sanitation District
     COP (FGIC Insured),
     5.25%, 2/1/28                                                               12,310           13,103
   San Francisco City & County Airports
     Commission Revenue Bonds,
     Second Series 27B (FGIC Insured),
     5.25%, 5/1/14                                                                2,000            2,207
   Walnut Valley Unified School District
     G.O. Unlimited Bonds, Series A
     (MBIA Insured), Escrowed to
     Maturity,
     6.00%, 8/1/13                                                                1,000            1,227
--------------------------------------------------------------------------------------------------------
                                                                                                  75,523
--------------------------------------------------------------------------------------------------------
COLORADO - 1.1%
   Colorado Health Facilities Authority
     Revenue Bonds, Portercare
     Adventist Health Hospital,
     6.50%, 11/15/31                                                              1,000            1,104
   Denver City & County Revenue
     Refunding Bonds, Series E (AMT)
     (FGIC Insured),
     5.50%, 11/15/18                                                              1,000            1,083

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 81 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 97.6% - CONTINUED

COLORADO - 1.1% - (CONTINUED)
   Denver City & County Special
     Facilities Airport Revenue Bonds,
     Series A (AMT), Rental Car Project
     (MBIA Insured),
     6.00%, 1/1/14                                                               $3,360           $3,806
--------------------------------------------------------------------------------------------------------
                                                                                                   5,993
--------------------------------------------------------------------------------------------------------
CONNECTICUT - 2.0%
   Connecticut State Special Tax
     Obligation Revenue Bonds, Series A,
     Transportation Infrastructure,
     Partially Prerefunded,
     7.13%, 6/1/10                                                                8,625           10,619
--------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.5%
   District of Columbia G.O. Unlimited
     Revenue Bonds, Series B-2001
     (FSA Insured),
     5.50%, 6/1/14                                                                2,500            2,808
--------------------------------------------------------------------------------------------------------
FLORIDA - 11.8%
   Crossings at Fleming Island
     Community Development District
     Special Assessment Revenue
     Refunding Bonds, Series C,
     7.05%, 5/1/15                                                                1,800            1,922
   Florida State Board of Education
     Capital Outlay G.O. Unlimited
     Bonds,
     9.13%, 6/1/14                                                                2,090            2,921
   Florida State Board of Education
     Capital Outlay G.O. Unlimited
     Refunding Bonds,
     Escrowed to Maturity,
     9.13%, 6/1/14                                                                  325              451
   Florida State Broward County G.O
     Unlimited Bonds,
     Escrowed to Maturity,
     10.00%, 7/1/14                                                              15,950           23,444
   Heritage Palms Community
     Development District Capital
     Improvement Revenue Bonds,
     6.25%, 11/1/04                                                                 855              861
   Jacksonville Electric Authority
     Revenue Bonds, Series 3-A,
     Electrical System,
     5.20%, 10/1/33                                                               3,000            3,021
   Jacksonville Electric Authority
     Revenue Bonds, Series A, Water &
     Sewer System, Prerefunded,
     5.38%, 10/1/04                                                               4,750            4,900
   Jacksonville Electric Systems
     Revenue Bonds, Series 3A,
     5.50%, 10/1/41                                                              $4,500           $4,852
   Orlando Utilities Commission Water &
     Electric Revenue Refunding Bonds,
     Series D, Escrowed to Maturity,
     6.75%, 10/1/17                                                               7,700            9,714
   Pinellas County Sewer Revenue
     Bonds (MBIA Insured),
     Escrowed to Maturity,
     5.75%, 10/1/05                                                               2,500            2,668
   Poinciana Community Development
     District Special Assessment
     Bonds, Series A,
     7.13%, 5/1/31                                                                1,000            1,058
   Sunrise Utility System Revenue
     Refunding Bonds, Series A
     (AMBAC Insured),
     5.50%, 10/1/15                                                               4,990            5,783
   Vista Lakes Community Development
     District Capital Improvement
     Revenue Bonds, Series B,
     6.35%, 5/1/05                                                                   50               51
--------------------------------------------------------------------------------------------------------
                                                                                                  61,646
--------------------------------------------------------------------------------------------------------
GEORGIA - 3.2%

   De Kalb County Water & Sewer
     Revenue Bonds,
     5.38%, 10/1/35                                                               6,200            6,660
   Forsyth County G.O. Unlimited Bonds,
     Prerefunded,
     6.00%, 3/1/10                                                                3,290            3,902
   Gainesville & Hall County
     Development Authority Revenue
     Bonds, Series C, Senior Living
     Facilities - Lanier Village,
     7.25%, 11/15/29                                                              2,000            2,150
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series B
     (FGIC Insured),
     6.38%, 1/1/16                                                                2,300            2,843
   Private Colleges & Universities
     Authority Student Housing
     Revenue Bonds, Series A,
     Mercer Housing Corp. Project,
     6.00%, 6/1/21                                                                1,000            1,042
--------------------------------------------------------------------------------------------------------
                                                                                                  16,597
--------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 82 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 97.6% - CONTINUED

ILLINOIS - 9.3%
   Bolingbrook Capital Appreciation G.O
     Unlimited Bonds, Series B
     (MBIA Insured),
     0.00%, 1/1/33                                                               $1,400             $286
   Chicago City G.O. Unlimited Bonds,
     Series A (FGIC Insured),
     Prerefunded,
     6.75%, 7/1/10                                                               15,000           18,511
   Chicago City O'Hare International
     Airport Revenue Bonds, Series A,
     Passenger Facilities Charge
     (AMBAC Insured),
     5.60%, 1/1/09                                                                5,000            5,392
   Chicago City O'Hare International
     Airport Third Lien Revenue Bonds,
     Series B-2 (AMT) (XLCA Insured),
     6.00%, 1/1/29                                                               11,000           12,299
   Chicago O'Hare International Airport
     Second Lien Revenue Refunding
     Bonds, Series C (MBIA Insured),
     5.00%, 1/1/10                                                                3,500            3,896
   Chicago Park District Parking
     Facilities Revenue Bonds
     (ACA Insured), Prerefunded,
     6.00%, 1/1/10                                                                3,000            3,513
   Cook County G.O. Unlimited Refunding
     Bonds, Series B (FGIC Insured),
     5.13%, 11/15/12                                                              2,350            2,612
   Illinois Development Finance
     Authority Economic Development
     Revenue Bonds, Latin School of
     Chicago Project,
     5.60%, 8/1/18                                                                  350              361
   Illinois Educational Facilities
     Authority Student Housing
     Revenue Bonds, Educational
     Advancement Fund University
     Center Project,
     6.00%, 5/1/22                                                                  750              772
   Illinois Health Facilities Authority
     Revenue Bonds, Riverside Health
     System,
     6.00%, 11/15/32                                                              1,000            1,057
--------------------------------------------------------------------------------------------------------
                                                                                                  48,699
--------------------------------------------------------------------------------------------------------
INDIANA - 6.7%
   Franklin Township Independent
     School Building Corp. Marion
     County First Mortgage Revenue
     Bonds, Prerefunded,
     6.50%, 7/15/10                                                              $5,000           $6,141
   Hamilton County Independent Public
     Building Corp. First Mortgage G.O
     Unlimited Bonds,
     7.25%, 8/1/13                                                                4,200            5,428
   Indiana Development Finance
     Authority Environmental
     Revenue Refunding Bonds,
     USX Corp. Project,
     5.25%, Mandatory Put 12/2/11                                                 1,000            1,128
   Indiana HFA SFM Revenue Bonds,
     Series C-3 (AMT),
     6.30%, 7/1/31                                                                  165              167
   Indiana Office Building Commission
     Capital Complex Revenue Bonds,
     Series B (MBIA Insured),
     7.40%, 7/1/15                                                                5,620            7,474
   Indianapolis City Industrial Utilities
     District Revenue Refunding Bonds,
     Series B (FGIC Insured),
     3.50%, 6/1/18                                                                3,280            3,084
   Indianapolis City Industrial Utilities
     District Revenue Refunding Bonds,
     Series B (FGIC Insured),
     Escrowed to Maturity,
     5.00%, 6/1/06                                                                1,740            1,867
     4.00%, 6/1/08                                                                2,275            2,434
   Indianapolis Local Public
     Improvement Bond Bank Revenue
     Bonds, Series A, Waterworks
     Project (MBIA Insured),
     5.25%, 7/1/33                                                                5,000            5,273
   Monroe County Hospital Authority
     Revenue Bonds, Series B,
     Bloomington Hospital Obligation
     Group (FSA Insured),
     6.00%, 5/1/29                                                                2,000            2,241
--------------------------------------------------------------------------------------------------------
                                                                                                  35,237
--------------------------------------------------------------------------------------------------------
KANSAS - 0.4%

   Wichita Hospital Improvement
     Facilities Revenue Refunding
     Bonds, Series III,
     6.25%, 11/15/18                                                              1,685            1,888
--------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 83 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 97.6% - CONTINUED

KENTUCKY - 3.0%
   Kentucky State Property & Buildings
     Commission Revenue Refunding
     Bonds, Project No. 83
     (AMBAC Insured),
     5.00%, 10/1/14                                                              $4,160           $4,692
   Louisville & Jefferson County
     Metropolitan Sewer District Sewer
     & Drain System Revenue Bonds,
     Series A (MBIA Insured),
     5.50%, 5/15/34                                                              10,000           10,864
--------------------------------------------------------------------------------------------------------
                                                                                                  15,556
--------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 2.0%
   Massachusetts Health & Educational
     Facilities Authority Revenue Bonds,
     Series F, Wellesley College,
     5.13%, 7/1/39                                                                4,250            4,400
   Massachusetts State Development
     Finance Agency Revenue Bonds,
     Series P, Boston University
     (G.O. of Institution),
     6.00%, 5/15/59                                                               2,000            2,313
   Massachusetts State Water Pollution
     Abatement Revenue Bonds,
     Series A, MWRA Program,
     6.00%, 8/1/19                                                                3,000            3,655
--------------------------------------------------------------------------------------------------------
                                                                                                  10,368
--------------------------------------------------------------------------------------------------------
MICHIGAN - 0.2%
   Wayne Charter County Revenue
     Refunding Bonds, Series C,
     5.38%, 12/1/15                                                               1,000            1,122
--------------------------------------------------------------------------------------------------------
MINNESOTA - 0.5%
   Minnesota State Housing Finance
     Agency SFM Revenue Bonds,
     5.70%, 1/1/17                                                                1,615            1,701
   Minnesota State Housing Finance
     Agency SFM Revenue Bonds,
     Series A (MBIA Insured),
     5.35%, 7/1/17                                                                  875              919
--------------------------------------------------------------------------------------------------------
                                                                                                   2,620
--------------------------------------------------------------------------------------------------------
NEVADA - 1.4%
   Clark County School District G.O
     Limited Revenue Refunding Bonds,
     Series A,
     4.00%, 6/15/17                                                               5,000            4,989
   Nevada State G.O. Limited Refunding
     Bonds, Nevada Municipal Bond
     Bank Project 20-23A,
     Escrowed to Maturity,
     7.20%, 7/1/06                                                               $2,540           $2,565
--------------------------------------------------------------------------------------------------------
                                                                                                   7,554
--------------------------------------------------------------------------------------------------------
NEW JERSEY - 0.4%
   New Jersey State Health Care
     Facilities Financing Authority
     Revenue Refunding Bonds,
     Atlantic City Medical Center,
     6.25%, 7/1/17                                                                1,000            1,127
   Somerset Hills School District G.O
     Unlimited Revenue Bonds,
     4.00%, 3/15/16                                                               1,140            1,160
--------------------------------------------------------------------------------------------------------
                                                                                                   2,287
--------------------------------------------------------------------------------------------------------
NEW YORK - 17.4%
   Dutchess County IDA Civic Facilities
     Revenue Bonds, Bard College Civic
     Facilities,
     5.75%, 8/1/30                                                                2,000            2,161
   Metropolitan Transportation Authority
     Dedicated Tax Fund Revenue
     Bonds, Series A (FGIC Insured),
     Prerefunded,
     4.75%, 10/1/15                                                               5,320            5,876
   Nassau County Interim Finance
     Authority Revenue Bonds,
     Series A, Sales Tax Secured,
     5.63%, 11/15/20                                                              5,000            5,337
   New York City G.O. Unlimited Bonds,
     Series A,
     6.00%, 5/15/30                                                               1,005            1,111
   New York City G.O. Unlimited Bonds,
     Series A, Prerefunded,
     6.00%, 5/15/10                                                               4,545            5,418
   New York City G.O. Unlimited Bonds,
     Series I (MBIA-IBC Insured),
     5.00%, 8/1/14                                                                5,000            5,595
   New York City G.O. Unlimited Bonds,
     Series I,
     4.50%, 8/1/12                                                                2,740            2,901
   New York City IDA Special Airport
     Facilities Revenue Bonds, Series A
     (AMT), Airis JFK I LLC Project,
     6.00%, 7/1/27                                                                  500              503

SEE NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 84 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 97.6% - CONTINUED

NEW YORK - 17.4% - (CONTINUED)
   New York City Municipal Water &
     Sewer Finance Authority Revenue
     Bonds, Series A,
     5.13%, 6/15/15                                                              $4,000           $4,338
   New York City Municipal Water
     Finance Authority Water & Sewer
     System Revenue Bonds, Series A
     (MBIA-IBC Insured),
     5.50%, 6/15/23                                                               5,000            5,261
   New York City Municipal Water
     Finance Authority Water & Sewer
     System Revenue Bonds, Series B,
     Prerefunded,
     6.00%, 6/15/10                                                               1,940            2,315
   New York City Municipal Water
     Finance Authority Water & Sewer
     System Revenue Crossover
     Refunding Bonds, Series B,
     6.00%, 6/15/33                                                               1,160            1,361
   New York City Transitional Finance
     Authority Revenue Bonds,
     Series B, Future Tax Secured,
     Prerefunded,
     6.00%, 5/15/10                                                               4,000            4,768
     6.13%, 5/15/10                                                               2,000            2,398
   New York Municipal Bond Bank
     Agency Special School Purpose
     Revenue Bonds, Series C
     (State Aid Withholding),
     5.50%, 12/1/12                                                               4,000            4,577
   New York State Dormitory Authority
     Revenue Bonds, Series A,
     Court Facilities,
     5.50%, 5/15/19                                                               1,000            1,094
   New York State Dormitory Authority
     Revenue Bonds, Series A,
     University Dormitory Facilities,
     Prerefunded,
     6.25%, 7/1/10                                                                1,115            1,347
   New York State Dormitory Authority
     Revenue Bonds, St. John's
     University (MBIA Insured),
     5.25%, 7/1/25                                                                5,000            5,297
   New York State Mortgage Agency
     Revenue Bonds, Series 26th,
     5.85%, 4/1/17                                                                  220              233
   New York State Thruway Authority
     Second General Highway & Bridge
     Trust Fund Revenue Bonds,
     Series A (MBIA Insured),
     5.25%, 4/1/14                                                               $1,000           $1,146
   New York State Thruway Authority
     Service Contract Revenue Bonds,
     Local Highway & Bridge
     (AMBAC Insured),
     5.38%, 4/1/10                                                                3,110            3,594
   Port Authority New York & New
     Jersey Revenue Bonds, Series 109
     (G.O. of Authority),
     5.38%, 1/15/32                                                               2,000            2,068
   Port Authority of New York & New
     Jersey Revenue Bonds, Series 128
     (FSA Insured - G.O. of Authority),
     5.00%, 11/1/32                                                               5,000            5,236
   Tobacco Settlement Financing
     Authority Revenue Bonds,
     Series C-1,
     5.50%, 6/1/16                                                               10,000           11,117
     5.50%, 6/1/19                                                                5,000            5,591
--------------------------------------------------------------------------------------------------------
                                                                                                  90,643
--------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 4.8%
   North Carolina Municipal Power
     Agency No. 1 Catawba Revenue
     Bonds, Series B,
     6.50%, 1/1/20                                                                2,500            2,786
   North Carolina State Eastern
     Municipal Power Agency Power
     System Revenue Refunding Bonds,
     Series A, Escrowed to Maturity,
     6.50%, 1/1/18                                                                2,655            3,371
   North Carolina State Eastern
     Municipal Power Agency Power
     System Revenue Refunding Bonds,
     Series B,
     7.00%, 1/1/08                                                               10,000           11,446
   North Carolina State Eastern
     Municipal Power Agency Power
     System Revenue Refunding Bonds,
     Series D,
     6.75%, 1/1/26                                                                1,250            1,399
   North Carolina State Municipal
     Power Agency No. 1 Catawba
     Revenue Bonds, Series A,
     5.50%, 1/1/13                                                                3,000            3,349

SEE NOTES TO FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 85 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  TAX-EXEMPT FUND (CONTINUED)

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 97.6% - CONTINUED

NORTH CAROLINA - 4.8% - (CONTINUED)
   Wake County G.O. Unlimited Bonds,
     Public Improvement,
     4.00%, 3/1/15                                                               $2,500           $2,568
--------------------------------------------------------------------------------------------------------
                                                                                                  24,919
--------------------------------------------------------------------------------------------------------
OHIO - 0.7%
   Ohio Housing Finance Agency
     Mortgage Revenue Bonds,
     Series A-1, Residential Mortgage-
     Backed Securities
     (Colld. by GNMA Securities),
     5.70%, 3/1/17                                                                  860              898
   Ohio Housing Finance Agency
     Mortgage Revenue Bonds,
     Series C (AMT), Residential
     Mortgage-Backed Securities
     (Colld. by GNMA Securities),
     5.15%, 3/1/13                                                                1,345            1,431
   Plain Local School District G.O
     Unlimited Bonds (FGIC Insured),
     6.00%, 12/1/25                                                                 190              218
   Plain Local School District G.O
     Unlimited Bonds (FGIC Insured),
     Prerefunded,
     6.00%, 6/1/11                                                                  810              964
--------------------------------------------------------------------------------------------------------
                                                                                                   3,511
--------------------------------------------------------------------------------------------------------
OKLAHOMA - 1.8%
   McGee Creek Authority Water
     Revenue Bonds (MBIA Insured),
     6.00%, 1/1/13                                                                6,000            7,167
   Payne County Economic Development
     Authority Student Housing
     Revenue Bonds, Series A,
     Collegiate Housing Foundation,
     Prerefunded,
     6.38%, 6/1/11                                                                2,000            2,415
--------------------------------------------------------------------------------------------------------
                                                                                                   9,582
--------------------------------------------------------------------------------------------------------
OREGON - 0.6%
   Oregon State Housing & Community
     Services Department Mortgage
     Revenue Bonds, Series E,
     SFM Program (FHA Insured),
     6.15%, 7/1/30                                                                  785              832
   Oregon State Housing & Community
     Services Department Mortgage
     Revenue Bonds, Series F,
     SFM Project,
     5.55%, 7/1/30                                                               $2,400           $2,497
--------------------------------------------------------------------------------------------------------
                                                                                                   3,329
--------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 2.9%
   Allegheny County Port Authority
     Special Revenue Bonds,
     Transportation (MBIA Insured),
     Prerefunded,
     6.13%, 3/1/09                                                                1,635            1,928
   Montgomery County Higher
     Education & Health Authority
     Revenue Bonds, Series A,
     Philadelphia Geriatric Center,
     7.38%, 12/1/30                                                               3,000            3,055
   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds, Series A
     (AMT), Amtrak Project,
     6.25%, 11/1/31                                                               1,505            1,520
   Pennsylvania Housing Finance
     Agency SFM Revenue Bonds,
     Series 72A (AMT),
     4.80%, 4/1/12                                                                  750              793
   Pennsylvania State Higher
     Educational Facilities Authority
     Revenue Bonds, LaSalle University,
     5.50%, 5/1/34                                                                1,330            1,361
   Pennsylvania State Higher
     Educational Facilities Authority
     Revenue Bonds, Series A,
     UPMC Health System,
     6.00%, 1/15/22                                                               1,750            1,890
   Pennsylvania State Higher
     Educational Facilities Authority
     Revenue Bonds, Widener
     University,
     5.38%, 7/15/29                                                               2,750            2,811
   Pennsylvania State Higher
     Educational Facilities Authority
     Student Housing Revenue Bonds,
     Series A, Student Association, Inc.
     Project,
     6.75%, 9/1/32                                                                1,475            1,553
--------------------------------------------------------------------------------------------------------
                                                                                                  14,911
--------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 86 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
MUNICIPAL BONDS - 97.6% - CONTINUED

PUERTO RICO - 1.3%
   Puerto Rico Commonwealth Highway
     & Transportation Authority
     Transportation Revenue Bonds,
     Series B, Prerefunded,
     6.00%, 7/1/10                                                               $2,000           $2,400
   Puerto Rico Housing Finance
     Authority Revenue Bonds,
     Capital Funding Program,
     5.00%, 12/1/13                                                               1,300            1,463
     5.00%, 12/1/16                                                               2,500            2,732
--------------------------------------------------------------------------------------------------------
                                                                                                   6,595
--------------------------------------------------------------------------------------------------------
RHODE ISLAND - 0.7%
   Rhode Island Economic Development
     Corp. Airport Revenue Bonds,
     Series B (FGIC Insured),
     6.50%, 7/1/18                                                                3,000            3,584
--------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 0.4%
   Piedmont Municipal Power Agency
     Electric Revenue Refunding Bonds,
     Series A, Partially Prerefunded,
     6.55%, 1/1/16                                                                2,115            2,179
--------------------------------------------------------------------------------------------------------
TEXAS - 4.3%
   Birdville Independent School District
     Capital Appreciation G.O. Unlimited
     Bonds (PSF Gtd.),
     0.00%, 2/15/19                                                               1,795              795
   Carrollton Farmers Branch
     Independent School District G.O
     Unlimited Bonds (PSF Gtd.),
     Prerefunded,
     6.00%, 2/15/09                                                               3,290            3,827
   Frisco G.O. Limited Bonds, Series A,
     5.00%, 2/15/17                                                               4,675            5,043
   Harris County Health Facilities
     Development Corp. Christus Health
     Revenue Bonds, Series A
     (MBIA Insured),
     5.50%, 7/1/09                                                                1,500            1,707
   Lamar Consolidated Independent
     School District G.O. Unlimited
     Bonds (PSF Gtd.),
     6.00%, 2/15/13                                                               2,400            2,747
   Parker County Hospital District
     Revenue Bonds, Campbell Health
     System,
     6.25%, 8/15/19                                                               1,000            1,022
   Sam Rayburn Municipal Power
     Agency Revenue Refunding Bonds,
     5.50%, 10/1/10                                                              $1,000           $1,108
     6.00%, 10/1/16                                                               1,000            1,088
     6.00%, 10/1/21                                                               1,250            1,316
   Texas State Veterans Housing
     Assistance G.O. Unlimited Bonds,
     Series C (AMT), Fund II,
     6.10%, 6/1/21                                                                3,000            3,275
   Waxahachie Independent School
     District Capital Appreciation G.O
     Unlimited Bonds (PSF Gtd.),
     0.00%, 8/15/16                                                                 240              128
     0.00%, 8/15/23                                                                 190               63
     0.00%, 8/15/28                                                                 305               72
     0.00%, 8/15/30                                                                 320               66
--------------------------------------------------------------------------------------------------------
                                                                                                  22,257
--------------------------------------------------------------------------------------------------------
VERMONT - 0.4%
   Vermont Student Assistance Corp.
     Revenue Bonds,
     5.00%, 3/1/26                                                                2,000            2,034
--------------------------------------------------------------------------------------------------------
WASHINGTON - 2.7%
   Washington State G.O. Unlimited
     Bonds, Series A, Prerefunded,
     6.00%, 9/1/04                                                                5,000            5,103
   Washington State G.O. Unlimited
     Bonds, Series B & AT-7,
     6.40%, 6/1/17                                                                4,700            5,834
   Washington State G.O. Unlimited
     Bonds, Series B & DD-14,
     Prerefunded,
     6.00%, 9/1/04                                                                2,000            2,042
   Washington State G.O. Unlimited
     Bonds, Series D, Motor Vehicle
     Fuel Tax (FGIC Insured),
     5.38%, 1/1/22                                                                1,000            1,066
--------------------------------------------------------------------------------------------------------
                                                                                                  14,045
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------
(COST $467,999)                                                                                  509,566

SEE NOTES TO FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 87 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  TAX-EXEMPT FUND (CONTINUED)

                                                                              NUMBER             VALUE
                                                                             OF SHARES           (000S)
INVESTMENT COMPANIES - 2.7%
   AIM Tax-Exempt Cash Fund                                                  13,980,266          $13,980
   Dreyfus Tax-Exempt Cash
     Management Fund                                                             32,039               32
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------
(COST $14,012)                                                                                    14,012

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
SHORT-TERM INVESTMENT - 1.8%
   Medical Center Educational Building
     Corp. Revenue VRDB, Adult
     Hospital Project (AMBAC Insured),
     1.01%, 4/1/04                                                               $9,550            9,550
--------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------------------------------
(COST $9,550)                                                                                      9,550

--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.1%
--------------------------------------------------------------------------------------------------------
(COST $491,561)                                                                                  533,128
Liabilities less Other Assets - (2.1)%                                                           (10,907)
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                             $522,221

At March 31, 2004, the Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                                  PERCENTAGE
Agriculture                                             5.3%
Airport                                                 6.4
Facilities                                              6.5
General Obligation                                     17.9
Power                                                  10.2
School District                                         6.7
Transportation                                          6.4
Utilities                                              14.1
All other sectors less than 5%                         26.5
------------------------------------------------------------
Total                                                 100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 88 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

  U.S. GOVERNMENT FUND

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
                                                                                (000S)           (000S)
U.S. GOVERNMENT AGENCIES - 66.6% (1)

FANNIE MAE - 42.9%
     2.13%, 4/15/06                                                                $740             $746
     5.00%, 5/14/07                                                               9,000            9,041
     4.25%, 7/15/07                                                              37,000           39,123
     6.00%, 5/15/08                                                              11,000           12,368
     3.38%, 12/15/08                                                              5,830            5,925
     4.38%, 9/15/12                                                               9,100            9,304
     4.63%, 10/15/13                                                              7,750            7,977
   Pool #254904,
     5.50%, 10/1/33                                                               8,613            8,830
     Pool #555649,
     7.50%, 10/1/32                                                               1,956            2,096
   Pool #555750,
     5.00%, 9/1/18                                                                2,908            2,992
   Pool TBA, (2)
     4.50%, 4/25/18                                                              20,000           20,244
     5.00%, 12/31/49                                                              2,825            2,837
--------------------------------------------------------------------------------------------------------
                                                                                                 121,483
--------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK - 7.1%
     1.85%, 3/3/06                                                               20,000           20,043
--------------------------------------------------------------------------------------------------------
FREDDIE MAC - 16.6%
     2.88%, 12/15/06                                                             23,910           24,378
     6.63%, 9/15/09                                                              15,000           17,483
     4.75%, 12/8/10                                                               1,640            1,686
     4.88%, 11/15/13                                                              3,090            3,238
     Pool #410092,
     3.40%, 11/1/24                                                                 356              367
--------------------------------------------------------------------------------------------------------
                                                                                                  47,152
--------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.0%
   Pool #268360,
     10.00%, 4/15/19                                                                 47               53
   Pool #270288,
     10.00%, 6/15/19                                                                 48               54
--------------------------------------------------------------------------------------------------------
                                                                                                     107
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------------------------------
(COST $183,053)                                                                                  188,785

U.S. GOVERNMENT OBLIGATIONS - 28.8%

U.S. TREASURY NOTES - 28.8%
     5.63%, 2/15/06                                                             $31,000          $33,361
     2.63%, 11/15/06                                                              5,270            5,374
     3.25%, 8/15/08                                                               3,500            3,598
     2.63%, 3/15/09                                                              13,110           13,016
     5.00%, 2/15/11                                                                 925            1,021
     5.00%, 8/15/11                                                              14,485           15,961
     4.00%, 2/15/14                                                               9,270            9,392
--------------------------------------------------------------------------------------------------------
                                                                                                  81,723
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------
(COST $78,891)                                                                                    81,723

SHORT-TERM INVESTMENT - 12.4%
   FHLB Discount Note,
     0.92%, 4/1/04                                                               35,058           35,058
--------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------------------------------
(COST $35,058)                                                                                    35,058

--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 107.8%
--------------------------------------------------------------------------------------------------------
(COST $297,002)                                                                                  305,566
   Liabilities less Other Assets - (7.8)%                                                        (22,018)
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                             $283,548

(1) THE OBLIGATIONS OF CERTAIN U.S. GOVERNMENT-SPONSORED ENTITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE UNITED STATES TREASURY.
(2)  WHEN-ISSUED SECURITY

SEE NOTES TO FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 89 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  NOTES TO THE FINANCIAL STATEMENTS

1    ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 30 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Florida Intermediate Tax-Exempt, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt and U.S. Government Funds (collectively, the "Funds") are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt and Global Fixed Income Funds, which arenon-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers.

Northern Trust Investments, N.A. ("NTI") (formerly known and conducting business as Northern Trust Investments, Inc.), and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers of the Fixed Income and Global Fixed Income Funds. NTI serves as the investment adviser of each of the other Funds. Northern Trust is the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq National Market System are principally valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair

FIXED INCOME FUNDS 90 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the London exchange normally as of approximately 10:00 A.M. CST. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

E) WHEN ISSUED/DELAYED DELIVERY SECURITIES - Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the Net Asset Value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-Issued securities as of March 31, 2004, are noted in each of the Fund's Schedule of Investments and Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on ex-dividend date, or as soon as the information is available.

G) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their relative net assets.

H) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                                     DECLARATION      PAYMENT
                                      FREQUENCY      FREQUENCY
--------------------------------------------------------------
Arizona Tax-Exempt                    DAILY          MONTHLY
California Intermediate Tax-Exempt    DAILY          MONTHLY
California Tax-Exempt                 DAILY          MONTHLY
Fixed Income                          DAILY          MONTHLY
Florida Intermediate Tax-Exempt       DAILY          MONTHLY
Global Fixed Income                   ANNUALLY       ANNUALLY
High Yield Fixed Income               DAILY          MONTHLY
High Yield Municipal                  DAILY          MONTHLY
Intermediate Tax-Exempt               DAILY          MONTHLY
Short-Intermediate U.S. Government    DAILY          MONTHLY
Tax-Exempt                            DAILY          MONTHLY
U.S. Government                       DAILY          MONTHLY

                              NORTHERN FUNDS ANNUAL REPORT 91 FIXED INCOME FUNDS

FIXED INCOME FUNDS

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

During the year ended March 31, 2004, the percentage of dividends derived from net investment income paid by each of the following Funds as "exempt-interest dividends", excludable from gross income for federal income tax purposes were as follows: Arizona Tax-Exempt 95.30%, California Intermediate Tax-Exempt 99.23%, California Tax-Exempt 98.62%, Florida Intermediate Tax-Exempt 100.00%, High Yield Municipal 99.93%, Intermediate Tax-Exempt 99.54% and Tax-Exempt 99.70%.

I) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2003, through the fiscal year end, the High Yield Municipal Fund incurred approximately $344,000 in net capital losses and/or net currency losses for which the Fund intends to treat as having been incurred in the following fiscal year.

At March 31, 2004, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                          MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
AMOUNTS IN THOUSANDS        2008        2009        2010        2011        2012
-----------------------------------------------------------------------------------
Global Fixed Income             $ -         $ -         $38        $181        $199
High Yield Fixed Income           -           -       1,235      27,459           -
High Yield Municipal            106         531         535         107           -

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2004, the tax components of undistributed net investment income and realized gains were as follows:

                                                      UNDISTRIBUTED
                                    -------------------------------------------------
                                      TAX-EXEMPT        ORDINARY         LONG-TERM
AMOUNTS IN THOUSANDS                    INCOME           INCOME*       CAPITAL GAINS
Arizona Tax-Exempt                              $51             $159             $426
California Intermediate Tax-Exempt               49               70              295
California Tax-Exempt                            89              417              478
Fixed Income                                      -            3,094            1,921
Florida Intermediate Tax-Exempt                  29              213              142
Global Fixed Income                               -              304                -
High Yield Fixed Income                           -              992                -
High Yield Municipal                             76                -                -
Intermediate Tax-Exempt                         457            3,559              386
Short-Intermediate U.S. Government                -              707              295
Tax-Exempt                                      342            3,476              298
U.S. Government                                   -            1,584              345

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

The tax character of distributions paid during the fiscal year ended March 31, 2004, were as follows:

                                                    DISTRIBUTIONS FROM
                                    -------------------------------------------------
                                      TAX-EXEMPT        ORDINARY         LONG-TERM
AMOUNTS IN THOUSANDS                    INCOME           INCOME*       CAPITAL GAINS
-------------------------------------------------------------------------------------
Arizona Tax-Exempt                           $3,152             $242             $189
California Intermediate Tax-Exempt            2,654              559                -
California Tax-Exempt                         4,559              849              716
Fixed Income                                      -           30,352            3,781
Florida Intermediate Tax-Exempt               1,416              849              386
Global Fixed Income                               -            2,200                -
High Yield Fixed Income                           -           51,011                -
High Yield Municipal                          3,387                2                -
Intermediate Tax-Exempt                      20,093           10,968            1,402
Short-Intermediate U.S. Government                -            5,903              341
Tax-Exempt                                   21,491            2,422            2,377
U.S. Government                                   -           10,186            2,248

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

FIXED INCOME FUNDS 92 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

The tax character of distributions paid during the fiscal year ended March 31, 2003, were as follows:

                                                    DISTRIBUTIONS FROM
                                    -------------------------------------------------
                                      TAX-EXEMPT        ORDINARY         LONG-TERM
AMOUNTS IN THOUSANDS                    INCOME           INCOME*       CAPITAL GAINS
-------------------------------------------------------------------------------------
Arizona Tax-Exempt                           $3,119             $612             $680
California Intermediate Tax-Exempt            3,046              676              818
California Tax-Exempt                         4,953              721            1,267
Fixed Income                                      -           30,497                -
Florida Intermediate Tax-Exempt               1,571              262              486
Global Fixed Income                               -              531                -
High Yield Fixed Income                           -           25,710                -
High Yield Municipal                          2,288                1                -
Intermediate Tax-Exempt                      22,910            9,888            4,701
Short-Intermediate U.S. Government                -            5,505              612
Tax-Exempt                                   23,251            6,483            1,952
U.S. Government                                   -           17,580            5,083

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

3    BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Inter Bank Offer
Rate) or (iii) 0.45% above LIBOR (London Inter bank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement.

Interest expense, if any, for the fiscal year ended March 31, 2004, was less than $1,000 for each Fund.

4    INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented in the following table as applied to each Fund's daily net assets. For the fiscal year ended March 31, 2004, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The investment advisers also reimbursed the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                        ANNUAL          ADVISORY
                                       ADVISORY        FEES AFTER         EXPENSE
                                         FEES            WAIVERS        LIMITATIONS
-----------------------------------------------------------------------------------
Arizona Tax-Exempt                      0.75%            0.70%            0.85%
California Intermediate Tax-Exempt      0.75%            0.70%            0.85%
California Tax-Exempt                   0.75%            0.70%            0.85%
Fixed Income                            0.75%            0.75%            0.90%
Florida Intermediate Tax-Exempt         0.75%            0.70%            0.85%
Global Fixed Income                     0.90%            0.90%            1.15%
High Yield Fixed Income                 0.75%            0.75%            0.90%
High Yield Municipal                    0.75%            0.70%            0.85%
Intermediate Tax-Exempt                 0.75%            0.70%            0.85%
Short-Intermediate U.S. Government      0.75%            0.75%            0.90%
Tax-Exempt                              0.75%            0.70%            0.85%
U.S. Government                         0.75%            0.75%            0.90%

The waivers and reimbursements described above are voluntary and may be terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers and directors of Northern Trust. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be

                              NORTHERN FUNDS ANNUAL REPORT 93 FIXED INCOME FUNDS

FIXED INCOME FUNDS
credited to the Trustee's account as provided in the plan. At March 31, 2004, amounts payable were approximately $2,000 for the Fixed Income and Intermediate Tax-Exempt Funds. The amounts payable for all other Funds were approximately $1,000.

5    INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, (excluding short-term investments), for the Funds for the fiscal year ended March 31, 2004, were as follows:

                                                 PURCHASES                             SALES
AMOUNTS IN THOUSANDS                    U.S. GOVERNMENT       OTHER         U.S. GOVERNMENT       OTHER
----------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                        $        -           $46,328        $        -           $55,494
California Intermediate Tax-Exempt                 -            77,653                 -            84,346
California Tax-Exempt                              -           162,578                 -           174,533
Fixed Income                               1,243,447           447,822         1,152,244           424,030
Florida Intermediate Tax-Exempt                  -             132,466                 -           133,050
Global Fixed Income                            6,429            36,101             4,852            12,008
High Yield Fixed Income                            -         1,158,227                 -           868,439
High Yield Municipal                               -            45,722                 -            10,105
Intermediate Tax-Exempt                            -         1,592,010                 -         1,625,305
Short-Intermediate U.S. Government           492,590                 -           469,903                 -
Tax-Exempt                                         -         1,176,017                 -         1,178,550
U.S. Government                              655,470                 -           713,939                 -

At March 31, 2004, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                       UNREALIZED        UNREALIZED      NET APPRECIATION     COST BASIS
AMOUNTS IN THOUSANDS                  APPRECIATION      DEPRECIATION      (DEPRECIATION)    OF SECURITIES
----------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                       $5,079              $(59)            $5,020           $73,718
California Intermediate Tax-Exempt        5,325              (143)             5,182            70,347
California Tax-Exempt                     8,319              (117)             8,202           104,490
Fixed Income                             18,845            (1,621)            17,224           828,967
Florida Intermediate Tax-Exempt           1,464               (62)             1,402            54,996
Global Fixed Income                       4,848              (153)             4,695            54,847
High Yield Fixed Income                  28,735           (10,282)            18,453           750,018
High Yield Municipal                      3,330              (325)             3,005            87,287
Intermediate Tax-Exempt                  28,202              (923)            27,279           620,037
Short-Intermediate U.S. Government        1,946              (153)             1,793           210,299
Tax-Exempt                               41,895              (328)            41,567           491,561
U.S. Government                           8,703              (344)             8,359           297,207

FIXED INCOME FUNDS 94 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

6    CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the fiscal year ended March 31, 2004, were as follows:

                                                                                                 NET
                                                        REINVESTMENT                           INCREASE
AMOUNTS IN THOUSANDS                      SOLD          OF DIVIDENDS        REDEEMED          (DECREASE)
--------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                        1,076                53            (1,515)              (386)
California Intermediate Tax-Exempt        1,432                47            (2,189)              (710)
California Tax-Exempt                     1,692               141            (2,848)            (1,015)
Fixed Income                             19,153               841           (18,098)             1,896
Florida Intermediate Tax-Exempt           2,477               135            (2,464)               148
Global Fixed Income                       3,667                19            (1,155)             2,531
High Yield Fixed Income                  68,584             1,195           (26,648)            43,131
High Yield Municipal                      6,193                50            (2,465)             3,778
Intermediate Tax-Exempt                   6,707             1,168           (11,011)            (3,136)
Short-Intermediate U.S. Government       12,352               258           (11,344)             1,266
Tax-Exempt                                6,141               556            (9,510)            (2,813)
U.S. Government                           5,237               454           (11,884)            (6,193)

Transactions of shares of the Funds for the fiscal year ended March 31, 2003, were as follows:

                                                                                                 NET
                                                        REINVESTMENT                           INCREASE
AMOUNTS IN THOUSANDS                      SOLD          OF DIVIDENDS        REDEEMED          (DECREASE)
--------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                        1,397               136            (1,289)               244
California Intermediate Tax-Exempt        1,658                99            (2,336)              (579)
California Tax-Exempt                     2,442               160            (3,133)              (531)
Fixed Income                             16,050               336           (20,567)            (4,181)
Florida Intermediate Tax-Exempt           1,983               100            (1,455)               628
Global Fixed Income                       1,049                 6            (1,160)              (105)
High Yield Fixed Income                  32,482               781           (16,547)            16,716
High Yield Municipal                      3,622                23            (2,195)             1,450
Intermediate Tax-Exempt                   6,647             1,436           (11,303)            (3,220)
Short-Intermediate U.S. Government       16,627               213            (9,567)             7,273
Tax-Exempt                                8,033               860            (8,972)               (79)
U.S. Government                           8,563             1,033            (9,513)                83

7    TAX INFORMATION

CAPITAL GAINS DISTRIBUTIONS (UNAUDITED) - The following Funds made capital gain distributions in December 2003, and hereby designated these long-term capital gain distributions as follows:

                                      LONG-TERM CAPITAL GAIN
FUND                                      20%        15%
----------------------------------------------------------
Arizona Tax-Exempt                       $0.02        $ -
California Tax-Exempt                     0.04       0.03
Fixed Income                              0.01       0.04
Florida Intermediate Tax-Exempt           0.07          -
Intermediate Tax-Exempt                  $0.02        $ -
Short-Intermediate U.S. Government        0.01          -
Tax-Exempt                                0.04          -
U.S. Government                           0.06       0.01

                              NORTHERN FUNDS ANNUAL REPORT 95 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES      We have audited the accompanying statements of
AND SHAREHOLDERS              assets and liabilities, including the schedules of
OF NORTHERN FUNDS:            investments, of Arizona Tax-Exempt Fund,
                              California Intermediate Tax- Exempt Fund,
                              California Tax-Exempt Fund, Fixed Income Fund,
                              Florida Intermediate Tax-Exempt Fund, Global Fixed
                              Income Fund, High Yield Fixed Income Fund, High
                              Yield Municipal Fund, Intermediate Tax-Exempt
                              Fund, Short-Intermediate U.S. Government Fund,
                              Tax-Exempt Fund and U.S. Government Fund
                              (collectively, the "Funds"), twelve of the separate portfolios comprising Northern Funds, as of March 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to March
                              31, 2003, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 2, 2002.

                              We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2004, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                              DELOITTE & TOUCHE LLP
                              Chicago, Illinois
                              May 13, 2004

FIXED INCOME FUNDS 96 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  ABBREVIATIONS AND OTHER INFORMATION

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset date or next put table dates for floating rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACA        American Capital Access

AMBAC      American Municipal Bond Assurance Corporation

AMT        Alternative Minimum Tax

ASU        Arizona State University

CMO        Collateralized Mortgage Obligation

Colld.     Collateralized

COP        Certificate of Participation

FGIC       Financial Guaranty Insurance Corporation

FHA        Federal Housing Authority

FHLB       Federal Home Loan Bank

FHLMC      Freddie Mac

FNMA       Fannie Mae

FSA        Financial Security Assurance

GNMA       Government National Mortgage Association

G.O.       General Obligation

Gtd.       Guaranteed

HFA        Housing Finance Authority

IBC        Insured Bond Certificates

IDA        Industrial Development Authority

IDR        Industrial Development Revenue

LOC        Letter of Credit

MBIA       Municipal Bond Insurance Association

PCR        Pollution Control Revenue

PFA        Public Finance Authority

PSF        Permanent School Fund

REIT       Real Estate Investment Trust

SFM        Single Family Mortgage

TCRS       Transferable Custodial Receipts

TRB        Tax Revenue Bonds

VRDB       Variable Rate Demand Bonds

XLCA       XL Capital Assurance

                              NORTHERN FUNDS ANNUAL REPORT 97 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- Northern Funds offers 30 portfolios and Northern Institutional Funds offers 23 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                                    OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                              HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Richard G. Cline             - Chairman and President of Hawthorne Investors, Inc. (a management       - PepsiAmericas (a soft
Age: 69                        advisory services and private investment company) since 1996;             drink bottling company);
Trustee since 2000           - Managing Partner of Hawthorne Investments, LLC (a management            - Ryerson Tull, Inc. (a
                               advisory services and private investment company) since 2001;             metals distribution
                             - Chairman and Director of Hussmann International, Inc. (a refrigeration    company).
                               company) from 1998 to 2000.

Edward J. Condon, Jr.        - Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser)      - None
Age: 63                        since 1993;
Trustee since 2000           - Principal and Co-Founder of Paradigm Capital since 1996;
                             - Senior Partner of NewEllis Ventures since 2001;
                             - Member of the Board of Managers of The Liberty
                               Hampshire Company, LLC (a receivable
                               securitization company);
                             - Director of Financial Pacific Company (a small business leasing company);
                             - Trustee at Dominican University.

William J. Dolan, Jr.        - Financial Consultant at Ernst & Young LLP (an accounting firm) from     - None
Age: 71                        1992 to 1993 and 1997;
Trustee since 1994           - Partner of Arthur Andersen LLP (an accounting firm) from
                               1966 to 1989.

Sharon Gist Gilliam          - Executive Vice President of Unison-Maximus, Inc. (aviation and          - None
Age: 60                        governmental consulting company).
Trustee since 2001

Sandra Polk Guthman          - CEO of Polk Bros. Foundation (an Illinois not-for-profit                - MBIA of Illinois (a
Age: 60                        corporation) from 1993 to present.                                        municipal bond insurance
Trustee since 2000                                                                                       company) 1999 to 2000.

Richard P. Strubel           - Vice Chairman, President and Chief Operating Officer of Unext Inc.      - Gildan Activewear, Inc. (an
Age: 64                        (a provider of educational services via the Internet) since 2003 and      athletic clothing marketing
Trustee since 2000             1999, respectively;                                                       and manufacturing
                             - Director of Cantilever Technologies (a private software company)          company);
                               since 1999;                                                             - Goldman Sachs Mutual
                             - Trustee at The University of Chicago since 1987;                          Fund Complex (64
                             - Managing Director of Tandem Partners, Inc. (a privately held              portfolios).
                               management services firm) until 1999.

FIXED INCOME FUNDS 98 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2004

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                                    OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                              HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Michael E. Murphy(3)         - President of Sara Lee Foundation (philanthropic organization) from      - Coach, Inc.;
Age: 67                        1997 to 2001.                                                           - Payless Shoe Source, Inc.
Trustee since 1998                                                                                       (a retail shoe store
                                                                                                         business);
                                                                                                       - GATX Corporation (a
                                                                                                         railroad holding
                                                                                                         company);
                                                                                                       - Bassett Furniture
                                                                                                         Industries, Inc. (a
                                                                                                         furniture manufacturer).

Mary Jacobs Skinner, Esq.(3) - Partner in the law firm of Sidley Austin Brown & Wood.                  - None
Age: 46
Trustee since 1998

Stephen Timbers (3)          - Vice Chairman of Northern Trust Corporation and The Northern Trust      - USF Corporation.
Age: 59                        Company from 2003 to 2004;
Trustee since 2000           - President and Chief Executive Officer of Northern Trust Investments,
                               N.A. (formerly known and conducting business as Northern Trust
                               Investments, Inc.) from 2001 to 2004;
                             - President of Northern Trust Global Investments, a division of Northern
                               Trust Corporation, and Executive Vice President of The Northern Trust
                               Company from 1998 to 2004.

(1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O JEFFREY A. DALKE, DRINKER BIDDLE & REATH LLP, ONE LOGAN SQUARE, 18TH AND CHERRY STREETS, PHILADELPHIA, PA 19103-6996.

(2) EACH TRUSTEE SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

(3) AN "INTERESTED PERSON", AS DEFINED BY THE 1940 ACT. MR. MURPHY IS DEEMED TO BE AN "INTERESTED" TRUSTEE BECAUSE HE OWNS SHARES OF NORTHERN TRUST CORPORATION; MS. SKINNER BECAUSE HER LAW FIRM PROVIDES LEGAL SERVICES TO NORTHERN TRUST CORPORATION AND ITS AFFILIATES, AND BECAUSE SHE OWNS SHARES OF NORTHERN TRUST CORPORATION; AND MR. TIMBERS BECAUSE HE IS A FORMER OFFICER, DIRECTOR, EMPLOYEE AND IS A SHAREHOLDER OF NORTHERN TRUST CORPORATION AND/OR ITS AFFILIATES.

                              NORTHERN FUNDS ANNUAL REPORT 99 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  TRUSTEES AND OFFICERS (CONTINUED)                             MARCH 31, 2004

OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
FUNDS OFFICER                   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Lloyd A. Wennlund               - Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.
Age: 46                           (formerly known and conducting business as Northern Trust Investments, Inc.); Executive Vice
50 South LaSalle Street           President and other positions at The Northern Trust Company, President of Northern Trust
Chicago, IL 60675                 Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments
President since 2000              since 1989.

Eric K. Schweitzer              - Senior Vice President at Northern Trust Investments, N.A. (formerly known and conducting
Age: 42                           business as Northern Trust Investments, Inc.) since 2001 and Senior Vice President at The
50 South LaSalle Street           Northern Trust Company and the Director of Distribution, Product Management and Client
Chicago, IL 60675                 Services in the Mutual Fund Group of Northern Trust Global Investments since 2000;
Vice President since 2000       - Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert                    - Senior Vice President and Department Head at The Northern Trust Company overseeing Fund
Age: 42                           Accounting, Transfer Agent and Fund Administration functions; Division Manager of Fund
50 South LaSalle Street           Accounting from 1992 to 1998; Audit Manager at Arthur Andersen LLP (an accounting firm)
Chicago, IL 60675                 prior thereto.
Treasurer since 2002

Brian R. Curran                 - Vice President and Director of Fund Administration at PFPC Inc. since 1997.
Age: 36
4400 Computer Drive
Westborough, MA 01581
Vice President since 1999

Stuart Schuldt                  - Senior Vice President and Division Manager of Fund Administration and Fund Accounting, The
Age: 42                           Northern Trust Company;
50 South LaSalle Street         - Senior Vice President and Division Manager of Fund Accounting, Scudder Kemper (a mutual fund
Chicago, IL 60675                 company), from 1993 to 1998;
Assistant Treasurer since 2002  - Audit Manager, Arthur Andersen & Co. (an accounting firm), prior thereto.

Jeffrey A. Dalke, Esq.          - Partner in the law firm of Drinker Biddle & Reath LLP.
Age: 53
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 1993

Linda J. Hoard, Esq.            - Senior Counsel and Vice President at PFPC Inc. since 1998; Attorney Consultant for Fidelity
Age: 56                           Management & Research (a financial service company); Investors Bank & Trust Company (a
4400 Computer Drive               financial service provider); and FDISG prior thereto.
Westborough, MA 01581
Assistant Secretary since 1999

Lori V. Russell                 - Associate Counsel and Director at PFPC Inc. since 2002; Associate Counsel at Investors Bank &
Age: 32                           Trust Company (a financial service provider) from 2001 to 2002; Manager in the Regulatory
4400 Computer Drive               Administration Department of PFPC Inc. from 2000 to 2001 and Senior Regulatory
Westborough, MA 01581             Administrator from 1998 to 2000.
Assistant Secretary since 2003

James D. Grassi                 - Senior Attorney at The Northern Trust Company since 1994.
Age: 47
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary
since April 2003

(1) EACH OFFICER SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

FIXED INCOME FUNDS 100 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

TABLE OF CONTENTS

2   PORTFOLIO MANAGEMENT COMMENTARY

7   STATEMENTS OF ASSETS AND LIABILITIES

8   STATEMENTS OF OPERATIONS

9   STATEMENTS OF CHANGES IN NET ASSETS

10  FINANCIAL HIGHLIGHTS

    SCHEDULES OF INVESTMENTS

    15 CALIFORNIA MUNICIPAL MONEY MARKET FUND

    21 MONEY MARKET FUND

    29 MUNICIPAL MONEY MARKET FUND

    59 U.S. GOVERNMENT MONEY MARKET FUND

    61 U.S. GOVERNMENT SELECT MONEY MARKET FUND

63  NOTES TO THE FINANCIAL STATEMENTS

66  REPORT OF INDEPENDENT AUDITORS

67  ABBREVIATIONS AND OTHER INFORMATION

68  TRUSTEES AND OFFICERS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in fund management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

A description of Northern Funds' Proxy Voting Policies and Procedures is available upon request and without charge by visiting Northern Fund' Web site at northernfunds.com or the Securities and Exchange Commission's Web site at sec.gov or by calling 800/595-9111.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                                NOT FDIC INSURED
                        May lose value/No bank guarantee

                                                  NORTHERN FUNDS ANNUAL REPORT 1

MONEY MARKET FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  CALIFORNIA MUNICIPAL MONEY MARKET FUND

The California Municipal Money Market Fund turned in a strong performance in the face of both state and national challenges during its most recent fiscal year ended March 31, 2004. For the 12-month period, the Fund's return was 0.55 percent, compared with the 0.40 percent return of the iMoney Net(TM) California State-Specific Retail Average. Decisions regarding fund duration and the active management of our variable rate holdings contributed to the Fund's outperformance. Early in the year our fund duration was long compared to that of the benchmark. As we moved through the year, we shortened the weighted average maturity of the Fund and shifted into variable rate products that performed well during the latter half of the year.

While the state experienced its share of ups and downs during the reporting period, California now appears to be on a path to fiscal recovery. In November 2003, the state's Governor, Gray Davis, was replaced by Arnold Schwarzenegger through the rarely used recall process. Since then, some political wrangling has been put aside and the state's leaders have made progress in addressing California's budget deficit. During the reporting period, the broader fixed-income markets experienced significant volatility as participants tried to sort out the effects of war with Iraq and the elusive U.S. economic recovery.

Our strategy during the Fund's fiscal year was to increase portfolio diversification by adding high-quality credits. We achieved this by purchasing holdings of new top-tier issuers as well as variable rate demand obligations secured with financial guarantees, i.e., letters of credit and insurance. We have let duration decline by a point so that the Fund's weighted average maturity is in line with its benchmark. We believe the Fund is now well positioned to add some duration when note offerings begin later in the year.

Recently, the yield curve has steepened in light of the rebound in the economy. Going forward, we expect California's budgetary situation to continue to improve as the economy makes progress and political differences are put aside. In the coming months we plan to selectively add to the Fund's top-tier holdings and increase duration by purchasing one-year notes.

FUND MANAGER

[PHOTO OF KURT STOEBER]

KURT STOEBER
WITH NORTHERN TRUST SINCE 2000

FUND STATISTICS

INCEPTION DATE: November 29, 1994

TOTAL NET ASSETS: $762 million

DIVIDEND SCHEDULE: Monthly

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. CURRENT 7-DAY YIELD MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN TOTAL RETURN. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 3/31/04. In the absence of fee waivers, the Current 7-Day Yield for the California Municipal Money Market Fund would have been 0.42% as of 3/31/04.

PERFORMANCE

YIELDS COMPARISON AVERAGE MONTHLY RATES

                     CALIFORNIA MUNICIPAL    IMONEY NET MFR AVERAGE(TM)/
                     MONEY MARKET FUND       CALIFORNIA STATE-SPECIFIC RETAIL
-----------------------------------------------------------------------------
2004    MARCH                        0.46%                               0.34%
        FEBRUARY                     0.49%                               0.33%
        JANUARY                      0.52%                               0.36%

2003    DECEMBER                     0.60%                               0.43%
        NOVEMBER                     0.59%                               0.43%
        OCTOBER                      0.51%                               0.34%
        SEPTEMBER                    0.47%                               0.32%
        AUGUST                       0.38%                               0.25%
        JULY                         0.37%                               0.26%
        JUNE                         0.63%                               0.48%
        MAY                          0.79%                               0.64%
        APRIL                        0.76%                               0.62%

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                             0.55%
THREE YEAR                           1.08%
FIVE YEAR                            1.79%
SINCE INCEPTION                      2.46%

CURRENT 7-DAY YIELD

PERIOD ENDED 3/31/04                 0.52%

We compare our Funds to the iMoney Net Money Fund Report Averages, which are composites of professionally managed money, market investments with similar investment objectives.

MONEY MARKET FUNDS 2 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  MONEY MARKET FUND

Since the Federal Reserve last reduced the federal funds rate in June of 2003, it has tried to convince a skeptical marketplace that policy would stay accommodative for the foreseeable future. Though the focus of the Fed has changed as the months have passed, its overall message has remained remarkably consistent across time. Those investors who accepted the Fed's guidance early on were rewarded as the events in the money markets have unfolded.

Employing a similar strategy to that of the prior fiscal year, the Fund outperformed its benchmark by keeping its interest rate sensitivity, or weighted average maturity, at an above-average level for a substantial part of the period. We also purchased callable agency and floating rate securities in order to earn incremental yield in the flat yield curve environment experienced since late last summer. As a result, the Fund's 0.68 percent return during the 12-month period ended March 31, 2004, outpaced the 0.43 percent return of its benchmark, the iMoney Net(TM) First Tier Retail Average. Although the economy strengthened as the year progressed, our assessment was that improvement in areas critical to the recovery was not a foregone conclusion. Given this uncertain outlook, we did not share the market's assessment, as implied by expected forward interest rates, of the potential for a rapid turnaround in Federal policy.

At some point, the inevitable transition to a higher rate environment will commence. We plan to maintain the Fund's interest rate sensitivity in a neutral to modestly aggressive position relative to its benchmark. If the long-awaited pickup in hiring occurs or inflation expectations change given the amount of monetary and fiscal stimulus at work in the economy, overall interest rate levels may rise as the federal funds rate moves from its historically low level. Federal funds futures currently imply that the first rate hike will come in September, but the risk now is that the Federal Reserve tightens rates sooner than the market expects. Thus, we will concentrate new purchases in maturities not exceeding 90 days and patiently wait until more economic data confirms the trend to higher yields.

FUND MANAGER

[PHOTO OF ALI BLEECKER]

ALI BLEECKER
WITH NORTHERN TRUST SINCE 2000

FUND STATISTICS

INCEPTION DATE: April 11, 1994

TOTAL NET ASSETS: $7.4 billion

DIVIDEND SCHEDULE: Monthly

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. CURRENT 7-DAY YIELD MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN TOTAL RETURN. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 3/31/04. In the absence of fee waivers, the Current 7-Day Yield for the Money Market Fund would have been 0.48% as of 3/31/04.

PERFORMANCE

YIELDS COMPARISON AVERAGE MONTHLY RATES

                                             IMONEY NET MFR AVERAGE(TM)/
                       MONEY MARKET FUND     FIRST TIER RETAIL
------------------------------------------------------------------------
2004    MARCH                        0.58%                          0.37%
        FEBRUARY                     0.60%                          0.38%
        JANUARY                      0.60%                          0.38%

2003    DECEMBER                     0.60%                          0.40%
        NOVEMBER                     0.59%                          0.39%
        OCTOBER                      0.62%                          0.39%
        SEPTEMBER                    0.63%                          0.38%
        AUGUST                       0.66%                          0.38%
        JULY                         0.69%                          0.41%
        JUNE                         0.79%                          0.49%
        MAY                          0.83%                          0.54%
        APRIL                        0.87%                          0.56%

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                             0.68%
THREE YEAR                           1.66%
FIVE YEAR                            3.21%
SINCE INCEPTION                      4.16%

CURRENT 7-DAY YIELD

PERIOD ENDED 3/31/04                 0.58%

We compare our Funds to the iMoney Net Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

                               NORTHERN FUNDS ANNUAL REPORT 3 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  MUNICIPAL MONEY MARKET FUND

For its most recent fiscal year ended March 31, 2004, the Northern Municipal Money Market Fund provided investors with attractive tax-exempt returns, capital preservation and liquidity. During the reporting period, municipal securities were priced at attractive yields compared with their taxable peers, trading above historical ratios. Floating rate municipals that adjust weekly offered yields that were 87 percent of the taxable 30-day LIBOR money market rate during the 12 months ended March 31. For the 12-month period, the Fund returned 0.58 percent, outpacing the 0.40 percent return of the iMoney Net(TM) Tax-Free Retail Average. Decisions regarding fund duration and the active management of our variable rate holdings contributed to the Fund's outperformance. Early in the year our fund duration was long compared to that of the benchmark. As we moved through the year, we shortened the weighted average maturity of the Fund and shifted into variable rate products that performed well during the latter half of the year.

The reporting period was one of much uncertainty, including concerns over war with Iraq and a recovering economy that had its share of starts and stops. Our strategy during the period was to generate sufficient liquidity in order to take advantage of technical pressures and be in a position to extend duration when steepness returned to the yield curve.

We have let the Fund's duration decline by a point so that the weighted average maturity is slightly shorter than the Fund's benchmark. We believe the Fund is now well positioned for the municipal note season that begins in the second half of the year. In addition, we have continued to diversify portfolio holdings by purchasing high-quality money market investments.

As we move into the next fiscal year, we expect that the balance sheets of many municipalities will improve based on increased tax receipts driven by a strengthening economy. We are hopeful that such an improvement, coupled with favorable borrowing opportunities for states and cities, will contribute to strong credit profiles for tax-exempt issuers. We look forward to a healthy investment environment that will continue to provide short-term municipal investors with favorable performance.

FUND MANAGER

[PHOTO OF KURT STOEBER]

KURT STOEBER
WITH NORTHERN TRUST SINCE 2000

FUND STATISTICS

INCEPTION DATE: April 11, 1994

TOTAL NET ASSETS: $4.7 billion

DIVIDEND SCHEDULE: Monthly

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. CURRENT 7-DAY YIELD MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN TOTAL RETURN. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 3/31/04. In the absence of fee waivers, the Current 7-Day Yield for the Municipal Money Market Fund would have been 0.45% as of 3/31/04.

PERFORMANCE

YIELDS COMPARISON AVERAGE MONTHLY RATES

                     MUNICIPAL MONEY         IMONEY NET MFR AVERAGE(TM)/
                     MARKET FUND             TAX-FREE RETAIL
------------------------------------------------------------------------
2004    MARCH                        0.50%                          0.34%
        FEBRUARY                     0.50%                          0.33%
        JANUARY                      0.52%                          0.36%

2003    DECEMBER                     0.61%                          0.43%
        NOVEMBER                     0.60%                          0.43%
        OCTOBER                      0.54%                          0.36%
        SEPTEMBER                    0.51%                          0.34%
        AUGUST                       0.46%                          0.28%
        JULY                         0.48%                          0.28%
        JUNE                         0.65%                          0.46%
        MAY                          0.79%                          0.61%
        APRIL                        0.76%                          0.59%

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                             0.58%
THREE YEAR                           1.17%
FIVE YEAR                            2.03%
SINCE INCEPTION                      2.61%

CURRENT 7-DAY YIELD

PERIOD ENDED 3/31/04                 0.55%

We compare our Funds to the iMoney Net Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

MONEY MARKET FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  U.S. GOVERNMENT MONEY MARKET FUND

As the Fund's fiscal year began on April 1, 2003, the Iraqi war was looming over the economy and keeping any recovery on hold. As the war left the headlines, investor focus turned to the fragile economy. Tax cuts and mortgage refinancings were expected to promote growth, and the Federal Reserve left short-term rates unchanged. As we approached the final quarter of the Fund's fiscal year, economic growth began to respond to continued strength in housing and consumer spending. However, the dollar war nearing record lows against the euro, causing concerns for the global economy. The dollar's decline was in part spurred by a heightened security alert as 2003 came to an end with the threat of new terrorist attacks.

For the fiscal year ended March 31, 2004, the Fund provided a 0.65 percent return, outpacing the 0.42 percent return of its benchmark, the iMoney Net(TM) Government & Agencies Retail Average. The Fund outperformed its benchmark by keeping its duration slightly longer, "buying on the dips" and adding floating rate instruments as a hedge against possible activity by the Fed. During the year, the Fund's weighted average maturity and sensitivity to interest rate changes ranged from neutral to long, with the Fund's overall duration extended on interest rate increases. We also added floating rate notes as a hedge against resulting changes in interest rate levels.

The Fund's fiscal year ended on a positive note. While the overall economy has shown strength during the last three calendar quarters, the labor market has been slow to recover. However, the latest employment report beat even the high end of expectations, and showed the largest increase in four years. The manufacturing index also rose in March, and for the past five months has been at levels not seen since 1983. The consumer, housing and capital goods segments all appear healthy, and even the technology sector is beginning to show signs of life. Before the latest employment report, the futures market showed an expectation of a 25 basis point Fed tightening in the fourth quarter. After the report, futures contracts showed a tightening of 50 basis points for 2004. Given the potential for rising rates, we anticipate that the Fund will adopt a more neutral duration strategy.

FUND MANAGER

[PHOTO OF MARY ANN FLYNN]

MARY ANN FLYNN
WITH NORTHERN TRUST SINCE 1969

FUND STATISTICS

INCEPTION DATE: April 11, 1994

TOTAL NET ASSETS: $622 million

DIVIDEND SCHEDULE: Monthly

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. CURRENT 7-DAY YIELD MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN TOTAL RETURN. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 3/31/04. In the absence of fee waivers, the Current 7-Day Yield for the Municipal Money Market Fund would have been 0.44% as of 3/31/04.

PERFORMANCE

YIELDS COMPARISON AVERAGE MONTHLY RATES

                     U.S. GOVERNMENT         IMONEY NET MFR AVERAGE(TM)/
                     MONEY MARKET FUND       GOVERNMENT & AGENCIES RETAIL
-------------------------------------------------------------------------
2004    MARCH                        0.54%                           0.35%
        FEBRUARY                     0.57%                           0.36%
        JANUARY                      0.53%                           0.37%

2003    DECEMBER                     0.57%                           0.38%
        NOVEMBER                     0.57%                           0.38%
        OCTOBER                      0.61%                           0.37%
        SEPTEMBER                    0.63%                           0.37%
        AUGUST                       0.63%                           0.38%
        JULY                         0.65%                           0.39%
        JUNE                         0.77%                           0.50%
        MAY                          0.84%                           0.55%
        APRIL                        0.85%                           0.58%

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                             0.65%
THREE YEAR                           1.56%
FIVE YEAR                            3.10%
SINCE INCEPTION                      4.06%

CURRENT 7-DAY YIELD

PERIOD ENDED 3/31/04                 0.54%

We compare our Funds to the iMoney Net Money Fund Report Averages, which are composites of professionally managed money, market investments with similar investment objectives.

                               NORTHERN FUNDS ANNUAL REPORT 5 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  U.S. GOVERNMENT SELECT MONEY MARKET FUND

As the Fund's fiscal year began on April 1, 2003, the possibility and then the advent of war stopped any economic recovery in its tracks. Equities staged a brief relief rally on assumptions that all would be well when the conflict ended. But the economy faced weak data even with a swift and somewhat successful resolution in Iraq. As the focus shifted from war to the economy, the hope was that tax cuts would provide stimulus to the economy. However, the recovery was dampened by a weakening dollar, job growth concerns, declining consumer confidence, rising jobless claims and soft manufacturing data. The Federal Reserve kept short-term rates unchanged from historically low levels. As 2003 came to a close, ongoing strength in housing and consumer spending spurred economic growth. New unemployment claims fell to their lower levels since January 2001, durable goods orders rose on demand for aircraft and communications equipment, and personal income rose.

For the fiscal year ended March 31, 2004, the Fund provided a 0.62 percent return, outpacing the 0.42 percent return of its benchmark, the iMoney Net(TM) Government & Agencies Retail Average. The Fund outperformed its benchmark by keeping its overall duration and interest rate sensitivity somewhat longer than the benchmark, "buying on the dips" and by holding floating rate notes as a hedge against the Fed raising short-term rates.

The first quarter of 2004 ended on an upbeat note. The last three calendar quarters had shown strength but the labor market lagged. None of the economists foresaw the employment report in March, which beat even the highest expectations. Consumer spending and housing numbers remain strong, and capital goods are on the upswing. The futures market is now reflecting an increase in the federal funds target rate of 50 basis points for this year. Given the potential for higher rates toward the end of the year, any extending of the Fund's duration will be done cautiously with more of a bent toward a neutral position. The Fund will continue to add floating rate notes as a hedge against Fed tightening.

FUND MANAGER

[PHOTO OF MARY ANN FLYNN]

MARY ANN FLYNN
WITH NORTHERN TRUST SINCE 1969

FUND STATISTICS

INCEPTION DATE: December 12, 1994

TOTAL NET ASSETS: $925 million

DIVIDEND SCHEDULE: Monthly

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. CURRENT 7-DAY YIELD MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN TOTAL RETURN. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 3/31/04. In the absence of fee waivers, the Current 7-Day Yield for the Municipal Money Market Fund would have been 0.43% as of 3/31/04.

PERFORMANCE

YIELDS COMPARISON AVERAGE MONTHLY RATES

                     U.S. GOVERNMENT SELECT  IMONEY NET MFR AVERAGE(TM)/
                     MONEY MARKET FUND       GOVERNMENT & AGENCIES RETAIL
-------------------------------------------------------------------------
2004    MARCH                        0.54%                           0.35%
        FEBRUARY                     0.55%                           0.36%
        JANUARY                      0.51%                           0.37%

2003    DECEMBER                     0.52%                           0.38%
        NOVEMBER                     0.55%                           0.38%
        OCTOBER                      0.60%                           0.37%
        SEPTEMBER                    0.60%                           0.37%
        AUGUST                       0.61%                           0.38%
        JULY                         0.62%                           0.39%
        JUNE                         0.71%                           0.50%
        MAY                          0.77%                           0.55%
        APRIL                        0.79%                           0.58%

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                             0.62%
THREE YEAR                           1.48%
FIVE YEAR                            3.02%
SINCE INCEPTION                      4.04%

CURRENT 7-DAY YIELD

PERIOD ENDED 3/31/04                 0.53%

We compare our Funds to the iMoney Net Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

MONEY MARKET FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES                            MARCH 31, 2004

                                        CALIFORNIA                           MUNICIPAL       U.S. GOVERNMENT    U.S. GOVERNMENT
AMOUNTS IN THOUSANDS,                 MUNICIPAL MONEY         MONEY            MONEY              MONEY           SELECT MONEY
EXCEPT PER SHARE DATA                   MARKET FUND        MARKET FUND      MARKET FUND        MARKET FUND        MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at amortized cost            $773,894        $6,179,791        $4,736,273          $542,820           $919,809
Repurchase agreements, at cost
  which approximates fair value                  -         1,243,639                 -            93,276                  -
Cash                                             1               298                 -                 -                230
Interest income receivable                   2,952            16,138            16,290             2,350              3,897
Receivable for fund shares sold                320               215               421                31              4,870
Receivable from investment adviser              28               135               123                 7                 19
Prepaid and other assets                         2                23                10                 2                  2
TOTAL ASSETS                               777,197         7,440,239         4,753,117           638,486            928,827
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:

Cash overdraft                                   -                 -                 1                24                  -
Payable for securities purchased                 -                 -                 -            15,560                  -
Payable for fund shares redeemed            14,623                 -            30,410                 -              3,381
Distributions payable to shareholders          308             3,703             2,004               281                417
Payable to affiliates:
  Investment advisory fees                      60               569               361                49                 70
  Co-administration fees                        23               213               135                19                 26
  Custody and accounting fees                    6                33                18                 3                  7
  Transfer agent fees                           15               142                90                12                 18
Accrued registration fees and
  other liabilities                             19               195               106                76                 27
TOTAL LIABILITIES                           15,054             4,855            33,125            16,024              3,946
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                $762,143        $7,435,384        $4,719,992          $622,462           $924,881
-------------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS:

Capital stock                             $762,018        $7,435,349        $4,719,751          $622,479           $924,871
Accumulated undistributed net
  investment income                            125                35               241                 -                 10
Accumulated net realized losses                  -                 -                 -               (17)                 -
NET ASSETS                                $762,143        $7,435,384        $4,719,992          $622,462           $924,881
-------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING ($.0001 PAR
  VALUE, UNLIMITED AUTHORIZATION)          762,043         7,435,367         4,719,744           622,511            924,910

NET ASSET VALUE, REDEMPTION
  AND OFFERING PRICE PER SHARE               $1.00             $1.00             $1.00             $1.00              $1.00
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                               NORTHERN FUNDS ANNUAL REPORT 7 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  STATEMENTS OF OPERATIONS              FOR THE FISCAL YEAR ENDED MARCH 31, 2004

                                         CALIFORNIA                          MUNICIPAL      U.S. GOVERNMENT    U.S. GOVERNMENT
                                      MUNICIPAL MONEY          MONEY           MONEY             MONEY           SELECT MONEY
AMOUNTS IN THOUSANDS                     MARKET FUND        MARKET FUND     MARKET FUND       MARKET FUND        MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                            $9,817           $95,846           $53,198            $7,979            $10,798

EXPENSES:
Investment advisory fees                    4,490            39,152            23,665             3,295              4,656
Co-administration fees                      1,347            11,746             7,099               989              1,397
Custody and accounting fees                   221             1,639             1,010               172                231
Transfer agent fees                           898             7,831             4,733               659                931
Registration fees                               8                28                25                25                 18
Printing fees                                  30               388               184                32                 41
Professional fees                              23               273               129                21                 29
Trustee fees and expenses                      12               146                71                12                 16
Other                                          20               238               114               166                 27
-------------------------------------------------------------------------------------------------------------------------------
Total Expenses:                             7,049            61,441            37,030             5,371              7,346
  Less voluntary waivers of
    investment advisory fees                 (898)           (7,830)           (4,733)             (659)              (931)
  Less expenses reimbursed by
    investment adviser                     (1,212)          (10,501)           (6,261)           (1,043)            (1,289)
  Less custodian credits                        -               (42)               (5)              (45)                (4)
  Net Expenses                              4,939            43,068            26,031             3,624              5,122
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                       4,878            52,778            27,167             4,355              5,676
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS:
Net realized gains on:
  Investments                                 125                35               292                 4                 10
  Net Gains on Investments                    125                35               292                 4                 10
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $5,003           $52,813           $27,459            $4,359             $5,686
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 8 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS       FOR THE FISCAL YEARS ENDED MARCH 31,

                                             CALIFORNIA                                                 MUNICIPAL
                                          MUNICIPAL MONEY                   MONEY                        MONEY
                                             MARKET FUND                 MARKET FUND                  MARKET FUND
AMOUNTS IN THOUSANDS                    2004           2003           2004          2003          2004            2003
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income                   $4,878         $6,354        $52,778       $110,603        $27,167        $43,225
  Net realized gains (losses) on
  investment transactions                  125             12             35            600            292            218
  Net Increase in Net Assets
  Resulting from Operations              5,003          6,366         52,813        111,203         27,459         43,443
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
Proceeds from shares sold            3,915,084      3,179,531     33,242,057     23,155,969     13,761,311     14,130,270
Reinvestment of dividends                1,383          1,529         16,824         35,997          5,231          8,074
Payments for shares redeemed        (4,030,570)    (2,830,151)   (34,393,259)   (23,925,112)   (14,092,329)   (13,254,957)
  Net Increase (Decrease) in
  Net Assets Resulting from
  Capital Share Transactions          (114,103)       350,909     (1,134,378)      (733,146)      (325,787)       883,387
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income              (4,940)        (6,354)       (53,374)      (110,603)       (27,638)       (43,225)
  Total Distributions Paid              (4,940)        (6,354)       (53,374)      (110,603)       (27,638)       (43,225)
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (114,040)       350,921     (1,134,939)      (732,546)      (325,966)       883,605

NET ASSETS:
Beginning of year                      876,183        525,262      8,570,323      9,302,869      5,045,958      4,162,353
End of year                           $762,143       $876,183     $7,435,384     $8,570,323     $4,719,992     $5,045,958
-------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME                       $125            $62            $35           $596           $241           $420

                                          U.S. GOVERNMENT                U.S. GOVERNMENT
                                               MONEY                       SELECT MONEY
                                            MARKET FUND                    MARKET FUND
AMOUNTS IN THOUSANDS                    2004           2003            2004          2003
-------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income                   $4,355         $8,176         $5,676        $10,667
  Net realized gains (losses) on
  investment transactions                    4            (21)            10              6
  Net Increase in Net Assets
  Resulting from Operations              4,359          8,155          5,686         10,673
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
Proceeds from shares sold            5,703,014      2,682,920      3,511,177      2,975,652
Reinvestment of dividends                1,618          3,210          2,392          4,526
Payments for shares redeemed        (5,876,260)    (2,523,300)    (3,568,392)    (2,983,556)
  Net Increase (Decrease) in
  Net Assets Resulting from
  Capital Share Transactions          (171,628)       162,830        (54,823)        (3,378)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income              (4,391)        (8,176)        (5,739)       (10,667)
  Total Distributions Paid              (4,391)        (8,176)        (5,739)       (10,667)
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (171,660)       162,809        (54,876)        (3,372)

NET ASSETS:
Beginning of year                      794,122        631,313        979,757        983,129
End of year                           $622,462       $794,122       $924,881       $979,757
-------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME                        $ -            $36            $10            $63

(1) THE NUMBER OF SHARES SOLD, REINVESTED AND REDEEMED APPROXIMATES THE DOLLAR AMOUNT OF TRANSACTIONS.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                               NORTHERN FUNDS ANNUAL REPORT 9 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  FINANCIAL HIGHLIGHTS


                                                                            CALIFORNIA MUNICIPAL MONEY MARKET FUND
SELECTED PER SHARE DATA                                      2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $1.00          $1.00          $1.00          $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            0.01           0.01           0.02           0.03           0.03
 Total Income from Investment Operations                         0.01           0.01           0.02           0.03           0.03
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
 From net investment income                                     (0.01)         (0.01)         (0.02)         (0.03)         (0.03)
  Total Distributions Paid                                      (0.01)         (0.01)         (0.02)         (0.03)         (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $1.00          $1.00          $1.00          $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                 0.55%          0.95%          1.75%          3.06%          2.64%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $762,143       $876,183       $525,262       $499,066       $404,617
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                    0.55%          0.55%          0.55%          0.55%          0.55%
  Expenses, before waivers and reimbursements                    0.78%          0.81%          0.89%          0.90%          0.91%
  Net investment income, net of waivers and reimbursements       0.55%          0.93%          1.72%          2.98%          2.61%
  Net investment income, before waivers and reimbursements       0.32%          0.67%          1.38%          2.63%          2.25%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 10 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                         MONEY MARKET FUND
SELECTED PER SHARE DATA                                        2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $1.00          $1.00          $1.00          $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.01           0.01           0.03           0.06           0.05
  Total Income from Investment Operations                          0.01           0.01           0.03           0.06           0.05
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                      (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
    Total Distributions Paid                                      (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $1.00          $1.00          $1.00          $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                   0.68%          1.26%          3.07%          6.09%          5.06%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $7,435,384     $8,570,323     $9,302,869     $8,803,179     $6,237,231
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                      0.55%          0.55%          0.55%          0.55%          0.55%
  Expenses, before waivers and reimbursements                      0.78%          0.82%          0.88%          0.89%          0.89%
  Net investment income, net of waivers and reimbursements         0.68%          1.26%          2.99%          5.91%          4.96%
  Net investment income, before waivers and reimbursements         0.45%          0.99%          2.66%          5.57%          4.62%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 11 MONEY MARKET FUNDS

MONEY MARKET FUNDS

                                                                                    MUNICIPAL MONEY MARKET FUND
SELECTED PER SHARE DATA                                        2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $1.00          $1.00          $1.00          $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.01           0.01           0.02           0.04           0.03
  Total Income from Investment Operations                          0.01           0.01           0.02           0.04           0.03
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                      (0.01)         (0.01)         (0.02)         (0.04)         (0.03)
    Total Distributions Paid                                      (0.01)         (0.01)         (0.02)         (0.04)         (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $1.00          $1.00          $1.00          $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                   0.58%          0.99%          1.96%          3.67%          3.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $4,719,992     $5,045,958     $4,162,353     $3,463,542     $2,668,096
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                      0.55%          0.55%          0.55%          0.55%          0.55%
  Expenses, before waivers and reimbursements                      0.78%          0.81%          0.89%          0.89%          0.90%
  Net investment income, net of waivers and reimbursements         0.58%          0.97%          1.90%          3.60%          2.96%
  Net investment income, before waivers and reimbursements         0.35%          0.71%          1.56%          3.26%          2.61%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 12 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                U.S. GOVERNMENT MONEY MARKET FUND
SELECTED PER SHARE DATA                                        2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $1.00          $1.00          $1.00          $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.01           0.01           0.03           0.06           0.05
  Total Income from Investment Operations                          0.01           0.01           0.03           0.06           0.05
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                      (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
    Total Distributions Paid                                      (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $1.00          $1.00          $1.00          $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                   0.65%          1.21%          2.83%          5.97%          4.92%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $622,462       $794,122       $631,313       $595,365       $537,950
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                      0.55%          0.55%          0.55%          0.55%          0.55%
  Expenses, before waivers and reimbursements                      0.82%          0.86%          0.89%          0.92%          0.92%
  Net investment income, net of waivers and reimbursements         0.66%          1.19%          2.74%          5.79%          4.82%
  Net investment income, before waivers and reimbursements         0.39%          0.88%          2.40%          5.42%          4.45%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 13 MONEY MARKET FUNDS

MONEY MARKET FUNDS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                             U.S. GOVERNMENT SELECT MONEY MARKET FUND
SELECTED PER SHARE DATA                                        2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $1.00          $1.00          $1.00          $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.01           0.01           0.03           0.06           0.05
  Total Income from Investment Operations                          0.01           0.01           0.03           0.06           0.05
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                      (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
    Total Distributions Paid                                      (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $1.00          $1.00          $1.00          $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                   0.62%          1.11%          2.71%          5.89%          4.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $924,881       $979,757       $983,129     $1,139,044       $689,742
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                      0.55%          0.55%          0.55%          0.55%          0.55%
  Expenses, before waivers and reimbursements                      0.79%          0.82%          0.88%          0.89%          0.90%
  Net investment income, net of waivers and reimbursements         0.61%          1.08%          2.64%          5.70%          4.86%
  Net investment income, before waivers and reimbursements         0.37%          0.81%          2.31%          5.36%          4.51%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 14 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

CALIFORNIA MUNICIPAL MONEY MARKET FUND

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 101.5%

CALIFORNIA - 101.5%
 ABAG Financing Authority for Non-Profit Corp.
  Multifamily Revenue Bonds, Series 2000A,
  East Ridge Apartments (FNMA LOC),
  1.08%, 4/7/04                                                                  $2,545           $2,545
 ABAG Financing Authority For Non-Profit Corp.
  Revenue Bonds, Series 2002 (AMT), The
  Bachenheimer Building Project (FNMA Gtd.),
  1.05%, 4/7/04                                                                   7,720            7,720
 ABAG Financing Authority For Non-Profit Corp.
  Revenue Bonds, Series 2002, Jackson Lab
  Project (Fleet National Bank LOC),
  1.01%, 4/7/04                                                                   1,390            1,390
 ABAG Financing Authority For Non-Profit Corp.
  Revenue Bonds, Series 2002A (AMT), Action
  Courtyard Apartments Project (Well Fargo
  Bank LOC),
  1.05%, 4/7/04                                                                   5,000            5,000
 ABAG Financing Authority For Non-Profit Corp.
  Revenue Bonds, Series 2002A (AMT),
  Darling Florist Building Project (FNMA Gtd.),
  1.05%, 4/7/04                                                                   4,710            4,710
 Alameda-Contra Costa California School Financing
  Authorities Variable COP, Series 2002J,
  (KBC Bank LOC),
  1.08%, 4/7/04                                                                   2,620            2,620
  Series 2002K (KBC Bank LOC),
  1.08%, 4/7/04                                                                   2,900            2,900
 Alameda County IDA Revenue Bonds,
  Series 1997A, Tool Family Partnership Project
  (Wells Fargo Bank LOC),
  1.05%, 4/7/04                                                                   1,250            1,250
 Alameda County IDA Revenue Bonds,
  Series 2000A (AMT), Niles Machine & Tool
  Project (Wells Fargo Bank LOC),
  1.05%, 4/7/04                                                                   3,350            3,350
 Alameda County IDA Revenue Bonds,
  Series 2001 (AMT), Pacific Paper Tube Project
  (Wells Fargo Bank LOC),
  1.05%, 4/7/04                                                                   2,395            2,395
 Anaheim Union High School District Financing
  Authorities Variable COP, Series 1999,
  School Facility Bridge Project (FSA Corp. Insured),
  1.00%, 4/7/04                                                                     500              500
 Azusa Multifamily Housing Revenue Bonds,
  Series 1994, Pacific Glen Apartments Project
  (FNMA LOC),
  1.02%, 4/7/04                                                                  $5,500           $5,500
 Barstow Multifamily Housing Revenue Bonds,
  Series 1999 (AMT), Rimrock Village Apartments
  Project (FHLB Indianapolis LOC),
  1.05%, 4/7/04                                                                   3,150            3,150
 California Department of Water Resources
  Power Supply Revenue Bonds, Series 2002B-1
  (Bank of New York LOC),
  1.12%, 4/1/04                                                                   4,050            4,050
  Series 2002B-2 (BNP LOC),
  1.15%, 4/1/04                                                                   3,000            3,000
  Series 2002C-7 (FSA Insured),
  1.05%, 4/7/04                                                                     100              100
  Series 2002C-9 (Citibank LOC),
  1.00%, 4/7/04                                                                   1,200            1,200
 California Economic Development Financing
  Authority Revenue Bonds, Series 1999 (AMT),
  Joseph Schmidt Confections Project (BNP LOC),
  1.05%, 4/7/04                                                                   3,000            3,000
  Series 1998 (AMT), Fricke-Parks Press Project
  (Wells Fargo Bank LOC),
  1.13%, 4/7/04                                                                   1,990            1,990
 California Educational Facilities Authority
  Revenue Bonds, University of Southern
  California, Series 2003-45-A, SocGen Municipal
  Trust Receipts, (1)
  1.05%, 4/7/04                                                                   5,000            5,000
 California FHLMC Multifamily VRD Certificates,
  Series M001A (AMT), Class A (FHLMC LOC),
  1.22%, 4/7/04                                                                  12,983           12,983
 California Infrastructure & Economic
  Development Revenue Bonds, Series 1999 (AMT),
  Starter Alternator Project (California State
  Teachers Retirement System LOC),
  1.12%, 4/7/04                                                                   2,700            2,700
 California HFA Revenue Bonds (AMT),
  Series 2003B, Merrill Lynch P-Floats PT-843, (1)
  1.16%, 4/7/04                                                                   5,480            5,480

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 15 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 101.5% - CONTINUED

CALIFORNIA - 101.5% - (CONTINUED)
 California HFA SFM Revenue Bonds (AMT),
  Series A-2, P-Floats PT-258, (1)
  1.35%, 12/8/04                                                                 $4,115           $4,115
 California HFA VRDB,
  Series 2002M (AMT),
  1.13%, 4/1/04                                                                     400              400
 California Infrastructure & Economic
  Development Revenue Bonds,
  Series 2002A (AMT), Block & Brick Project
  (U.S. Bank LOC),
  1.10%, 4/7/04                                                                   6,340            6,340
 California PCR Solid Waste Revenue Bonds,
  Series 1999A (AMT), Evergreen Distributors
  (California State Teachers Retirement LOC),
  1.08%, 4/7/04                                                                   2,055            2,055
 California Pollution Control Finance Authority
  Bonds, San Diego Gas & Electric
  (MBIA Insured), Merrill Lynch
  P-Float PA-633R, (1)
  1.07%, 4/7/04                                                                   3,000            3,000
 California Pollution Control Finance Authority
  Environmental Improvement Revenue Bonds,
  Series 1997B (AMT) (Air Products &
  Chemicals Corp. Gtd.),
  1.08%, 4/7/04                                                                   5,800            5,800
 California Pollution Control Financing Authority
  PCR Bonds, Series 1996E, Pacific Gas &
  Electric (JPMorgan Chase LOC),
  1.14%, 4/1/04                                                                   5,200            5,200
 California Pollution Control Financing Authority
  Solid Waste Disposal Revenue Bonds,
  Series 2002A (AMT), Waste Management
  Project (ABN AMRO Bank LOC),
  1.05%, 4/7/04                                                                  18,600           18,600
 California School Cash Reserve Program
  Authority Pooled Bonds, Series 2003A,
  2.00%, 7/6/04                                                                   5,000            5,014
 California State Department of Water Control
  Valley Project Revenue Bonds,
  Merrill Lynch P-Floats PT-1183, (1)
  1.06%, 4/7/04                                                                   8,525            8,525
 California State RAW, Series 2003A (Credit
  Enhancement with Forward Purchase
  Agreement from Citibank, Bank of America,
  Goldman Sachs & Morgan Stanley),
  2.00%, 6/16/04                                                                $56,000          $56,103
  Series 2003B (Credit Enhancement with
  Forward Purchase Agreement from Merrill
  Lynch, Lehman Brothers & Societe Generale),
  2.00%, 6/16/04                                                                 30,000           30,055
 California Statewide Communities Development
  Authority Revenue Bonds, Series 2000V (AMT),
  Aqua Vista Apartment Project (FNMA LOC),
  1.04%, 4/7/04                                                                   1,800            1,800
  Series 2002L (AMT), River Run Senior Apartment
  Project (FHLB of San Francisco LOC),
  1.04%, 4/7/04                                                                   1,305            1,305
  Series 2003F1 (AMT), Breezewood Apartments
  Project (FNMA LOC),
  1.04%, 4/7/04                                                                   3,420            3,420
 California Statewide Community Development
  Authority Revenue Bonds, Series 2003-00 (AMT),
  Dublin Ranch Apartments Project (Bank of
  America LOC),
  1.08%, 4/7/04                                                                  14,900           14,900
 California Statewide Community Development
  Authority Revenue Bonds, Series 2004M,
  Kaiser Permanente Project (Kaiser
  Permanente Gtd.),
  1.10%, 4/7/04                                                                   7,800            7,800
 California Statewide Community Development
  Authority Revenue Bonds, Series 2003B,
  Kaiser Permanente Project (Kaiser
  Permanente Gtd.),
  1.12%, 4/7/04                                                                  11,400           11,400
  Series 2004J, Kaiser Permanente Project
  (Kaiser Permanente Gtd.),
  1.08%, 4/7/04                                                                  12,200           12,200
  Series 2004M, Kaiser Permanente Project
  (Kaiser Permanente Gtd.),
  1.10%, 4/7/04                                                                   3,500            3,500

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 16 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)

MUNICIPAL INVESTMENTS - 101.5% - CONTINUED

CALIFORNIA - 101.5% - (CONTINUED)
 California Statewide Communities Development
  Authority Revenue Bonds, Series 2001,
  Village Green Apartments-II Project (FHLMC LOC),
  1.04%, 4/7/04                                                                  $5,800           $5,800
 California Statewide Communities Development
  Authority Revenue Bonds, Series 2002AA (AMT),
  Glen Haven Apartments (FNMA LOC),
  1.04%, 4/7/04                                                                   2,300            2,300
 California Statewide Communities Development
  Authority Multifamily Revenue Bonds,
  Series 2002B, Olen Jones Senior Apartments
  Project (Citibank LOC),
  1.08%, 4/7/04                                                                   3,285            3,285
 California Statewide Communities Development
  Authority COP, Series 1995, Covenant
  Retirement Communities Project (LaSalle Bank LOC),
  1.00%, 4/7/04                                                                   3,300            3,300
 California Statewide Communities Development
  Authority Revenue Bonds (AMT), Arms
  Apartments Project, Merrill Lynch P-Floats
  PT-1863, (1)
  1.16%, 4/7/04                                                                   3,590            3,590
 California Statewide Communities Development
  Authority Multifamily Revenue Bonds,
  Series 2002X (AMT), Sharps & Flats Apartments
  Project (FNMA LOC),
  1.04%, 4/7/04                                                                   9,700            9,700
 California Statewide Community Development
  Authority Revenue Bonds, Series 2003NN1 (AMT),
  Bay Vista Meadow Park Project (Wells Fargo
  Bank LOC),
  1.18%, 10/15/04                                                                 6,000            6,000
 California Statewide Community Development
  Authority Revenue Bonds, Series 2001JJ (AMT),
  La Puente Apartments Project (U.S. Bank LOC),
  1.15%, 4/1/04                                                                   4,775            4,775
 California Statewide Communities Development
  Authority Revenue Bonds, Series 2000A, Jewish
  Federation Project (Allied Irish Bank LOC),
  1.05%, 4/7/04                                                                   5,090            5,090
  Series 2000B, Children's Hospital
  (AMBAC Insured),
  1.01%, 4/7/04                                                                    $500             $500
 California Statewide Communities Development
  Authority Revenue Bonds, Series 2000 (AMT),
  Ivy Hill Apartments Project
  (Bank of America LOC),
  1.10%, 4/7/04                                                                   4,000            4,000
 California State G.O. Bonds, MERLOTS
  Series 2003-A29 (AMBAC Insured), (1)
  1.05%, 4/7/04                                                                  12,320           12,320
 California State G.O. Bonds, P-Floats PT-1257
  (XL Capital Assurance Insured), (1)
  1.06%, 4/7/04                                                                  11,475           11,475
 California State G.O. Bonds, Series 2003-1,
  ABN AMRO MuniTops Trust Certificates
  (AMBAC Insured), (1)
  1.08%, 4/7/04                                                                   6,000            6,000
 California State G.O. Bonds, Eagle Trust
  Series 20000507 (XL Capital Assurance Insured), (1)
  1.07%, 4/7/04                                                                  10,000           10,000
 California G.O. Custodial Receipts, MERLOTS
  Series 2003B-45 (Wachovia Bank LOC), (1)
  1.05%, 4/7/04                                                                  19,890           19,890
 Contra Costa Water District Bonds, Series 750,
  Morgan Stanley Floating Certificates
  (FSA Insured), (1)
  1.05%, 4/7/04                                                                   6,330            6,330
 Covina Redevelopment Agency Multifamily
  Revenue Bonds, Series 1994A, Shadowhills
  Apartments Project (FNMA LOC),
  1.00%, 4/7/04                                                                     530              530
 Emeryville Redevelopment Agency Multifamily
  Revenue Bonds, Series 2002A (AMT), Bay Street
  Apartments (KeyBank LOC),
  1.05%, 4/7/04                                                                  12,300           12,300
 Escondido Community Development Agency
  Multifamily Revenue Bonds, Series 1992A,
  Heritage Park Apartments Project (FNMA LOC),
  1.02%, 4/7/04                                                                     500              500

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 17 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 101.5% - CONTINUED

CALIFORNIA - 101.5% - (CONTINUED)
 Golden Empire Schools Financing Authority VRDB,
  Series 2001, Kern High School District Project
  (Bank of New York LOC),
  1.03%, 4/7/04                                                                    $500             $500
 Grand Terrace Redevelopment Agency
  Multifamily Revenue Bonds, Series 1985A,
  Mt. Vernon Villas Project (FNMA LOC),
  1.02%, 4/7/04                                                                   2,000            2,000
Hayward Multifamily Housing Revenue Bonds,
  Series 1984A, Shorewood Apartment Project
  (FNMA LOC),
  1.05%, 4/7/04                                                                     800              800
La Quinta Multifamily Housing Revenue Bonds,
  Series 2002A (AMT), Miraflores Apartments
  Project (FNMA Gtd.),
  1.04%, 4/7/04                                                                   1,000            1,000
Livermore Redevelopment Housing Revenue
  Bonds, Series 2002A (AMT), Senior Housing
  Project (Bank of America LOC),
  1.15%, 4/1/04                                                                  12,600           12,600
Los Angeles Convention & Exhibition Center
  Authority Revenue Bonds, Series 2003C2
  (AMBAC Insured)
  0.97%, 6/16/04                                                                 20,030           20,030
Los Angeles County Revenue Bonds,
  Series 2003 (AMT), Castaic Senior
  Apartments Project (FNMA LOC),
  1.04%, 4/7/04                                                                   9,300            9,300
Los Angeles County Metropolitan Transportation
  Authority Revenue Bonds, Proposition C Sales
  Tax Revenue (MBIA Insured),
  1.00%, 4/7/04                                                                     400              400
Los Angeles Harbor Department Revenue Bonds,
  Series 1996B (MBIA Insured),
  5.10%, 8/1/04                                                                     500              507
Los Angeles Housing Revenue Bonds,
  Series 1994 (AMT), Loans to Lenders Program
  (FHLB LOC),
  1.15%, 4/1/04                                                                   4,750            4,750
Los Angeles IDA Empowerment Zone Facilities
  Revenue Bonds, Series 2003, Green Farms
  Project (Comerica Bank LOC),
  1.09%, 4/7/04                                                                  $3,000           $3,000
Los Angeles IDA Revenue Bonds,
  Series 1998 (AMT), Delta Tau Data
  System Project (California State Teachers
  Retirement LOC),
  1.12%, 4/7/04                                                                   5,290            5,290
Los Angeles IDA Empowerment Zone Revenue
  Bonds, Series 2001 (AMT), Megatoys Project
  (California State Teachers Retirement LOC),
  1.09%, 4/7/04                                                                     300              300
Los Angeles IDA Revenue Bonds,
  Series 2001 (AMT), Wing Hing Noodle Co.
  Project (Comerica Bank California LOC),
  1.12%, 4/7/04                                                                   2,900            2,900
Los Angeles Multifamily Revenue Bonds,
  Series 1997D (AMT), Mission Village Terrace
  Project (FHLB LOC),
  1.04%, 4/7/04                                                                   3,540            3,540
Los Angeles Multifamily Revenue Bonds,
  Series 1994B (AMT), Loans to Lenders Program
  (FHLB LOC),
  1.15%, 4/1/04                                                                   1,700            1,700
Los Angeles Multifamily Revenue Bonds,
  Series 2002E, Harvard Yard Apartments Project
  (FHLB LOC),
  1.04%, 4/7/04                                                                   5,875            5,875
Los Angeles Multifamily Revenue Bonds,
  Series 2003A (AMT), Asbury Apartments Project
  (Citibank LOC),
  1.08%, 4/7/04                                                                   5,600            5,600
Los Angeles Unified School District, MERLOTS,
  Series 2003A22 (FSA Insured), (1)
  1.05%, 4/7/04                                                                  47,910           47,910
  Series 2003B12 (MBIA Insured), (1)
  1.05%, 4/7/04                                                                   4,995            4,995
Los Angeles Unified School District TRAN,
  Series 2, JP Morgan Chase Trust Receipts
  (MBIA Insured), (1)
  1.04%, 4/7/04                                                                   6,665            6,665

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 18 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 101.5% - CONTINUED

CALIFORNIA - 101.5% - (CONTINUED)
 Los Angeles Unified School District TRAN,
  Series 2003B,
  1.50%, 7/1/04                                                                 $18,000          $18,025
 Los Angeles Wastewater Revenue Bonds,
  Series 2001A (FGIC Insured),
  1.15%, 12/8/04                                                                  8,000            8,000
  Series 2001B (FGIC Insured),
  1.15%, 12/8/04                                                                  8,000            8,001
  Series 2001D (FGIC Insured),
  1.15%, 12/8/04                                                                  7,550            7,550
 Metropolitan Water District of Southern California
  Waterworks Revenue Bonds, Series 154
  Morgan Stanley Floater Certificates
  (MBIA Insured), (1)
  1.10%, 6/10/04                                                                 19,995           19,995
 Metropolitan Water District of Southern California
  Waterworks Revenue Bonds,
  Citigroup ROCS RR II R 2040, (1)
  1.05%, 4/7/04                                                                   8,915            8,915
 Oakland California Revenue Bonds, MERLOTS
  Series 2000M (AMBAC Insured), (1)
  1.05%, 4/7/04                                                                   3,000            3,000
 Orange County Housing Authority Revenue Bonds,
  Series 1998 I, Oasis Martinique Project (FNMA Gtd.),
  1.02%, 4/7/04                                                                   1,900            1,900
 Orange County Multifamily Housing Revenue
  Bonds, Series 1992A, Heritage Pointe Project
  (Allied Irish Bank LOC),
  1.05%, 4/7/04                                                                     200              200
 Palmdale Community Redevelopment Mortgage
  Revenue Bonds, MERLOTS Series 2000-TTT (AMT)
  (Colld. by U.S. Government Securities), (1)
  1.10%, 4/7/04                                                                   6,055            6,056
 Pasadena COP, Series 1991, Rose Bowl
  Improvements Project (Bank of New York LOC),
  1.02%, 4/7/04                                                                     875              875
 Peninsula Corridor Joint Powers Board
  Grant Anticipation Notes, Series 2003D,
  1.37%, 11/19/04                                                                10,000           10,015
 Placentia-Yorba Unified School District COP,
  Series 2003A (KBC Bank LOC),
  1.01%, 4/7/04                                                                     900              900
 Sacramento County Multifamily Housing
  Authority Revenue Bonds, Series 1992A (AMT),
  Shadowood Apartment Project
  (GE Capital Corp. LOC), (1)
  1.08%, 4/7/04                                                                 $12,500          $12,500
 Sacramento County Sanitation District Revenue
  Bonds, MERLOTS Series 2000-SSS (Colld. by
  U.S. Government Securities), (1)
  1.05%, 4/7/04                                                                   7,500            7,500
 Sacramento Housing Roaring Fork Trust
  Receipts (AMT), (Colld. By FNMA Securities), (1)
  1.08%, 4/7/04                                                                   2,745            2,745
 Sacramento-Yolo Port District VRDB,
  Series 1997A (AMT), California Free Trade
  Zone Project (Wells Fargo Bank LOC),
  1.18%, 4/7/04                                                                   1,500            1,500
 San Bernardino County Multifamily Housing
  Revenue Bonds, Series 1993, Monterey Villas
  Apartments Project (FHLB LOC),
  1.10%, 4/7/04                                                                   1,700            1,700
 San Diego Multifamily Housing Authority
  Revenue Bonds, Series 2000A (AMT),
  Stratton Apartments Project (FNMA Gtd.),
  1.04%, 4/7/04                                                                   3,300            3,300
 San Francisco City & County Redevelopment
  Agency Multifamily Housing Revenue Bonds,
  Series 2001A (AMT), Leland Polk Senior
  Community Project (Citibank LOC),
  1.10%, 4/7/04                                                                   4,965            4,965
 San Francisco City & County Airports Commission
  International Airport Revenue Bonds (AMT),
  Merrill P-Floats PA-661 (FSA Insured), (1)
  1.12%, 4/7/04                                                                   6,905            6,905
 San Francisco City & County Redevelopment
  Agency Multifamily Housing Revenue Bonds,
  Series 2001B (AMT), Ocean Beach Apartments
  Project (Citibank LOC),
  1.10%, 4/7/04                                                                   1,500            1,500

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 19 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

  CALIFORNIA MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 101.5% - CONTINUED

CALIFORNIA - 101.5% - (CONTINUED)
 San Francisco City & County Redevelopment
  Agency Multifamily Housing Revenue Bonds,
  Bayside Village Project (Bank One LOC),
  Series 1985A
  1.02%, 4/7/04                                                                  $2,200           $2,200
 San Francisco Unified School District TRAN,
  Series 2003,
  2.00%, 12/3/04                                                                  4,000            4,024
 San Jose Multifamily Housing Revenue Bonds,
  Series 2004A, Tresles Apartments Project
  (FHLMCLOC),
  1.00%, 4/7/04                                                                   3,675            3,675
 San Jose Finance Authority CP Notes,
  (State Street Bank & Trust LOC),
  0.97%, 6/8/04                                                                   2,200            2,200
 San Leandro Multifamily Revenue Bonds,
  Series 1997A (AMT), Carlton Plaza Project
  (FNMA LOC),
  1.05%, 4/7/04                                                                  11,220           11,220
 Santa Cruz Board of Education TRAN,
  Series 2003,
  1.75%, 7/1/04                                                                     500              501
 Santa Cruz Redevelopment Agency Multifamily
  Housing Revenue Bonds, Series 2002A (AMT),
  Shaffer Road Apartments Project (Bank of
  America LOC),
  1.08%, 4/7/04                                                                  10,000           10,000
 Sequoia Unified High School District Revenue
  Bonds, Series 2003-2, ABN AMRO MuniTops
  Certificates (MBIA Insured), (1)
  1.19%, 4/1/04                                                                  12,945           12,945
 SunAmerica Pooled Puttable Floating Option
  Tax-Exempt Receipts, Series 2001-1 (AMT),
  Class A Certificates (FHLMC Gtd.), (1)
  1.12%, 4/7/04                                                                  14,965           14,965
 Ventura County TRAN, Series 2003,
  1.50%, 7/1/04                                                                   6,000            6,009
 Vista City Multifamily Housing Revenue Bonds,
  Merrill Lynch P-Floats PT-476 (FHLMC Gtd.), (1)
  1.06%, 4/7/04                                                                   8,610            8,610
 Western Placer Unified School District
  COP, Series 2003 (Bank of America LOC),
  1.05%, 4/7/04                                                                  $5,575           $5,575
 Windsor Multifamily Housing Revenue Bonds,
  Series 1995A (AMT), Oakmont at Windsor
  Project (FNMA LOC),
  1.04%, 4/7/04                                                                   4,015            4,015
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS (COST $773,398)                                                      773,398

                                                                           NUMBER OF
                                                                            SHARES            VALUE
                                                                            (000S)            (000S)
INVESTMENT COMPANY - 0.0%

 Federated California Municipal Cash Trust
  (Institutional Service Shares)                                                    496              496
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY (COST $496)                                                                 496
--------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 101.5% (COST $773,894)                                                       773,894

   Liabilities less Other Assets - (1.5)%                                                        (11,751)
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                             $762,143

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2004, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $259,431 OR 34.0% OF NET ASSETS.

At March 31, 2004, the California Municipal Money Market Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                                               PERCENTAGE
Educational Services                                                                                 9.6%
Executive, Legislative & General Government                                                         26.0
Housing Programs                                                                                    10.8
Real Estate                                                                                          9.4
Urban & Community Development                                                                        8.5
All other sectors less than 5%                                                                      35.7
--------------------------------------------------------------------------------------------------------
TOTAL                                                                                              100.0%

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 20 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

  MONEY MARKET FUND

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
CERTIFICATES OF DEPOSIT - 22.8%

DOMESTIC CERTIFICATES OF DEPOSIT - 0.5%
 Southtrust Bank, N.A.,
  1.09%, 7/12/04                                                                $10,000          $10,000
 Wells Fargo Bank N.A., San Francisco,
  1.02%, 4/16/04                                                                 28,000           28,000
--------------------------------------------------------------------------------------------------------
                                                                                                  38,000
--------------------------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT - 22.3%
 ABN-Amro, London Branch,
  1.09%, 7/14/04                                                                 20,000           20,000
  1.13%, 8/2/04                                                                  25,000           25,000
 Alliance & Leicester, London Branch,
  1.16%, 5/7/04                                                                  19,000           18,999
 Australia & New Zealand Bank,
  New York Branch,
  1.36%, 2/14/05                                                                 15,000           14,999
 Banco Bilbao Viscaya Argentaria,
  London Branch,
  1.13%, 7/9/04                                                                  40,000           40,000
 Bank of Nova Scotia, New York Branch,
  1.03%, 4/28/04                                                                 20,000           19,996
 Barclays Bank, London Branch,
  1.16%, 4/21/04                                                                 30,000           30,000
 Barclays Bank PLC,
  1.02%, 4/12/04                                                                 15,000           14,997
  1.02%, 4/26/04                                                                 65,000           64,983
  1.02%, 4/30/04                                                                 37,000           36,989
 BNP Paribas, London Branch,
  1.37%, 4/19/04                                                                 25,000           25,003
  1.40%, 8/5/04                                                                  55,000           55,000
  1.12%, 12/29/04                                                                50,000           50,000
 BNP Paribas, New York Branch,
  1.03%, 6/24/04                                                                 19,000           18,996
  1.25%, 7/20/04                                                                 30,000           30,000
  1.39%, 8/27/04                                                                 35,000           34,999
  1.34%, 2/7/05                                                                  20,000           19,998
  1.36%, 2/14/05                                                                 30,000           29,997
 Canadian Imperial Bank of Commerce,
  London Branch,
  1.10%, 6/30/04                                                                 40,000           40,001
 Canadian Imperial Bank of Commerce,
  New York Branch,
  1.03%, 4/2/04                                                                 $30,000          $29,992
  1.24%, 5/17/04                                                                 25,000           25,000
  1.19%, 7/30/04                                                                 50,000           49,998
 Credit Agricole Indosuez, London Branch,
  1.22%, 12/6/04                                                                 24,000           24,000
 Credit Agricole Indosuez, New York Branch,
  1.39%, 8/5/04                                                                  20,000           20,018
  1.29%, 12/31/04                                                                60,000           60,000
 Credit Lyonnais, London Branch,
  1.12%, 4/1/04                                                                  28,000           28,000
 Credit Suisse First Boston, New York Branch,
  1.05%, 5/3/04                                                                  15,000           15,000
  1.04%, 5/28/04                                                                 20,000           20,000
 Deutsche Bank, London Branch,
  1.14%, 8/2/04                                                                  30,000           30,001
 Deutsche Bank, New York Branch,
  1.10%, 8/4/04                                                                  20,000           20,000
 Dexia Bank Belgium, New York Branch,
  1.20%, 5/6/04                                                                  20,000           20,000
 HBOS Treasury Services, London Branch,
  1.18%, 5/10/04                                                                 17,000           17,000
  1.19%, 5/12/04                                                                 70,000           70,000
  1.10%, 8/24/04                                                                 31,000           31,000
 ING Bank, London Branch,
  1.20%, 6/7/04                                                                  40,000           40,000
  1.37%, 2/7/05                                                                  15,000           15,000
 Lloyds TSB Bank, New York Branch,
  1.01%, 6/29/04                                                                 35,000           34,987
 National Australia Bank, London Branch,
  1.26%, 7/23/04                                                                 10,000           10,000
  1.23%, 8/4/04                                                                  25,000           25,000
 Nordea Bank Finland, New York Branch,
  1.05%, 4/9/04                                                                  40,000           39,994
  1.04%, 4/19/04                                                                 35,000           34,994
  1.22%, 12/6/04                                                                 15,000           15,000
  1.34%, 2/7/05                                                                  10,000            9,999
  1.36%, 2/14/05                                                                 20,000           19,998

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 21 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
CERTIFICATES OF DEPOSIT - 22.8% - CONTINUED

FOREIGN CERTIFICATES OF DEPOSIT - 22.3% - (CONTINUED)
 Rabobank Nederland, New York Branch,
  1.31%, 5/12/04                                                                $15,000          $15,000
  1.02%, 6/24/04                                                                 35,000           34,989
  1.18%, 7/30/04                                                                 24,000           23,998
 Royal Bank of Canada, New York Branch,
  1.27%, 12/31/04                                                                10,000           10,000
 Royal Bank of Scotland, London Branch,
  1.12%, 7/30/04                                                                 30,000           30,000
 Royal Bank of Scotland, New York Branch,
  1.25%, 7/20/04                                                                 35,000           35,000
 Societe Generale, London Branch,
  1.27%, 4/13/04                                                                 30,000           30,000
  1.25%, 5/28/04                                                                 15,000           15,000
  1.24%, 10/12/04                                                                25,000           25,000
  1.20%, 11/8/04                                                                 10,000           10,000
  1.22%, 12/6/04                                                                 10,000           10,000
 Societe Generale, New York Branch,
  1.03%, 4/30/04                                                                  9,000            8,998
  1.04%, 6/30/04                                                                 25,000           24,997
 Svenska Handelsbanken, New York Branch,
  1.09%, 4/5/04                                                                  21,000           21,000
  1.20%, 11/8/04                                                                 10,000           10,000
 Toronto Dominion Bank, New York Branch,
  1.12%, 12/29/04                                                                25,000           25,000
 UBS AG, Stamford Branch,
  1.42%, 10/21/04                                                                15,000           15,000
 Westpac Banking Corp.,
  1.23%, 4/13/04                                                                 20,000           20,000
--------------------------------------------------------------------------------------------------------
                                                                                               1,658,920
--------------------------------------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT (COST $1,696,920)                                                1,696,920

COMMERCIAL PAPER - 26.3%

AUTO RECEIVABLES - 3.7%
 Ford Credit Floorplan Master Owner
  Trust A, Motown Funding LLC,
  Series 2002-1,
  1.07%, 4/6/04                                                                 $25,000          $24,996
  1.05%, 4/26/04                                                                 26,000           25,981
  1.04%, 5/7/04                                                                  60,000           59,938
  1.04%, 5/14/04                                                                 60,000           59,925
  1.04%, 5/25/04                                                                 44,000           43,931
 New Center Asset Trust,
  1.03%, 4/14/04                                                                 10,000            9,996
  1.05%, 4/27/04                                                                  5,000            4,996
  1.05%, 5/4/04                                                                  15,000           14,986
  1.04%, 5/17/04                                                                  7,000            6,991
  1.05%, 5/18/04                                                                 15,000           14,979
  1.05%, 5/24/04                                                                 10,000            9,985
--------------------------------------------------------------------------------------------------------
                                                                                                 276,704
--------------------------------------------------------------------------------------------------------
CREDIT CARD MASTER TRUSTS - 3.0%
 Citibank Credit Card Master Trust,
  Dakota Certificates,
  1.05%, 4/7/04                                                                  30,000           29,994
  1.04%, 4/13/04                                                                 30,000           29,990
  1.04%, 4/21/04                                                                 10,000            9,994
  1.04%, 4/23/04                                                                  8,000            7,995
  1.05%, 4/27/04                                                                 30,000           29,977
  1.04%, 5/5/04                                                                  10,000            9,990
  1.04%, 5/19/04                                                                 25,000           24,965
  1.04%, 5/26/04                                                                 14,000           13,978
 MBNA Credit Card Master Trust
  Emerald Certificates,
  1.05%, 4/7/04                                                                  20,000           19,997
  1.05%, 4/8/04                                                                  15,000           14,997
  1.04%, 5/20/04                                                                 20,000           19,972
  1.05%, 6/3/04                                                                  13,500           13,475
--------------------------------------------------------------------------------------------------------
                                                                                                 225,324
--------------------------------------------------------------------------------------------------------
FOREIGN DEPOSITORY INSTITUTIONS - 0.4%
Banco Santander Central Hispano,
  1.08%, 9/21/04                                                                 15,000           14,923
Nationwide Building Society,
  1.05%, 5/27/04                                                                 10,785           10,767
--------------------------------------------------------------------------------------------------------
                                                                                                  25,690
--------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 22 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
COMMERCIAL PAPER - 26.3% - CONTINUED

MULTI-SELLER CONDUITS - 11.8%
 Alpine Securitization,
  1.04%, 4/8/04                                                                 $24,000          $23,995
  1.04%, 4/15/04                                                                 18,000           17,993
  1.05%, 5/20/04                                                                 22,000           21,969
 Amstel Funding Corp.,
  1.08%, 7/27/04                                                                 40,000           39,859
  1.12%, 8/12/04                                                                 50,000           49,793
  1.08%, 9/24/04                                                                 10,000            9,947
  1.08%, 9/27/04                                                                 29,000           28,844
 Amsterdam Funding Corp.,
  1.05%, 5/11/04                                                                 15,000           14,983
 Apreco Corp.,
  1.04%, 4/30/04                                                                 15,000           14,987
 Barton Capital Corp.,
  1.05%, 4/20/04                                                                  7,867            7,863
 Bryant Park Funding LLC,
  1.05%, 4/8/04                                                                   6,000            5,999
  1.04%, 4/23/04                                                                 17,000           16,989
 Charta Corp.,
  1.04%, 4/23/04                                                                 10,000            9,994
  1.04%, 5/11/04                                                                 15,000           14,983
  1.04%, 5/25/04                                                                  5,000            4,992
 Corporate Receivables Corp.,
  1.04%, 4/15/04                                                                  7,000            6,997
  1.04%, 5/17/04                                                                 10,000            9,987
  1.04%, 5/19/04                                                                 10,000            9,986
 Crown Point Capital Co.,
  1.05%, 4/8/04                                                                  35,000           34,993
  1.06%, 5/5/04                                                                  30,000           29,970
 Eiffel Funding LLC,
  1.05%, 4/16/04                                                                 12,000           11,995
 Fairway Finance Corp.,
  1.03%, 4/12/04                                                                 17,018           17,013
 Galleon Capital Corp.,
  1.04%, 4/16/04                                                                 20,000           19,991
 Gemini Securitization Corp.,
  1.03%, 4/21/04                                                                 30,000           29,983
 Jupiter Securitization Corp.,
  1.04%, 4/28/04                                                                 15,000           14,988
  1.04%, 4/29/04                                                                 18,000           17,986
 Legacy Capital LLC,
  1.12%, 9/10/04                                                                $18,000          $17,909
 Lexington Parker Capital,
  1.20%, 5/28/04                                                                 35,000           34,934
  1.05%, 6/8/04                                                                   8,139            8,123
  1.11%, 7/7/04                                                                  13,000           12,961
  1.11%, 7/23/04                                                                 18,000           17,937
  1.14%, 7/26/04                                                                 10,000            9,963
  1.11%, 9/1/04                                                                  32,173           32,021
 Liberty Street Funding Co.,
  1.04%, 4/19/04                                                                 10,000            9,995
 Receivables Capital Corp.,
  1.03%, 4/28/04                                                                 15,000           14,988
  1.04%, 4/29/04                                                                 20,000           19,984
 Regency Funding Co.,
  1.05%, 4/14/04                                                                  8,000            7,997
  1.06%, 6/7/04                                                                  20,000           19,961
  1.05%, 6/21/04                                                                 15,000           14,965
 Sheffield Receivables Corp.,
  1.03%, 4/20/04                                                                 80,000           79,957
  1.04%, 4/28/04                                                                 20,000           19,984
  1.04%, 4/30/04                                                                 19,160           19,144
 Tulip Funding Corp.,
  1.05%, 4/29/04                                                                 20,000           19,983
 Victory Receivables Corp.,
  1.06%, 4/5/04                                                                  15,000           14,998
  1.05%, 4/14/04                                                                 10,000            9,996
--------------------------------------------------------------------------------------------------------
                                                                                                 872,879
--------------------------------------------------------------------------------------------------------
NONDEPOSITORY PERSONAL CREDIT - 2.5%
 General Electric Capital Corp.,
  1.10%, 4/6/04                                                                  33,000           32,995
 General Electric International Series A,
  1.05%, 5/24/04                                                                 15,000           14,977
  1.05%, 5/25/04                                                                 15,000           14,976
  1.20%, 6/2/04                                                                  50,000           49,897
  1.07%, 6/4/04                                                                  40,000           39,924
  1.06%, 6/21/04                                                                 23,000           22,945
 Household Finance Corp.,
  1.06%, 5/5/04                                                                  10,000            9,990
--------------------------------------------------------------------------------------------------------
                                                                                                 185,704
--------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 23 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
COMMERCIAL PAPER - 26.3% - CONTINUED

SINGLE SELLER CONDUITS - 1.0%
 Blue Spice LLC,
  1.05%, 5/25/04                                                                $15,000          $14,976
 Georgetown Funding Co.,
  1.06%, 4/26/04                                                                 11,000           10,992
  1.05%, 5/6/04                                                                  17,000           16,983
 Independence Funding LLC,
  1.04%, 5/21/04                                                                 20,000           19,971
 Ticonderoga Funding LLC,
  1.04%, 4/22/04                                                                 10,189           10,183
--------------------------------------------------------------------------------------------------------
                                                                                                  73,105
--------------------------------------------------------------------------------------------------------
STRUCTURED INVESTMENT VEHICLES - 3.9%
 Beta Finance, Inc.,
  1.14%, 4/8/04                                                                   4,000            4,000
 Grampian Funding Ltd.,
  1.11%, 4/14/04                                                                 27,000           26,990
  1.18%, 5/11/04                                                                 50,000           49,934
  1.16%, 6/3/04                                                                  15,000           14,970
  1.06%, 6/23/04                                                                 15,000           14,963
  1.10%, 7/9/04                                                                  25,000           24,924
 Scaldis Capital LLC,
  1.05%, 4/26/04                                                                 35,000           34,974
  1.05%, 4/30/04                                                                 15,038           15,025
  1.05%, 5/17/04                                                                 10,036           10,023
  1.05%, 5/18/04                                                                 22,460           22,429
 Solitaire Funding LLC,
  1.04%, 4/16/04                                                                  6,758            6,755
  1.04%, 5/25/04                                                                  6,878            6,867
 Surrey Funding Corp.,
  1.07%, 4/19/04                                                                 30,000           29,984
  1.05%, 5/26/04                                                                  7,000            6,989
 White Pine Finance LLC,
  1.05%, 4/20/04                                                                 10,000           10,000
  1.05%, 5/25/04                                                                  8,000            7,987
  1.08%, 9/13/04                                                                  5,000            4,975
--------------------------------------------------------------------------------------------------------
                                                                                                 291,789
--------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (COST $1,951,195)                                                       1,951,195

CORPORATE NOTES/BONDS - 18.3%

AUTO RECEIVABLES - 0.6%
 Chase Manhattan Auto Owner Trust,
  Series 2004A, Class A1,
  1.08%, 3/15/05                                                                 $6,000           $6,000
 Daimler Chrysler Auto Trust,
  Series 2003A, Class A1, (1)
  1.10%, 8/9/04                                                                   1,640            1,640
 Daimler Chrysler Auto Trust,
  Series 2003B, Class A1,
  1.14%, 12/8/04                                                                 15,022           15,022
 Daimler Chrysler Auto Trust,
  Series 2004A, Class A1, (1)
  1.07%, 3/8/05                                                                  20,000           20,000
--------------------------------------------------------------------------------------------------------
                                                                                                  42,662
--------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES - 0.7%
 JP Morgan Chase & Co.,
  1.37%, 2/24/05                                                                 26,000           26,072
 Wells Fargo & Co.,
  1.17%, 10/1/04                                                                 25,000           25,012
--------------------------------------------------------------------------------------------------------
                                                                                                  51,084
--------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.1%
 FBC Chemical Corp. Taxable VRDN,
  Series 2000, (National City Bank of
  Pennsylvania LOC),
  1.13%, 4/7/04                                                                   2,955            2,955
 KBL Capital Fund, Inc.,
  Series A (First of America LOC),
  1.13%, 4/7/04                                                                   2,835            2,835
 Malone College Project Taxable VRDN,
  (National City Bank LOC),
  1.16%, 4/7/04                                                                   2,475            2,475
--------------------------------------------------------------------------------------------------------
                                                                                                   8,265
--------------------------------------------------------------------------------------------------------
COMMUNICATIONS - 1.1%
 Bellsouth Corp., (1)
  4.16%, 4/26/04                                                                 40,000           40,074
 SBC Communications, (1)
  4.18%, 6/5/04                                                                  40,000           40,208
--------------------------------------------------------------------------------------------------------
                                                                                                  80,282
--------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 24 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
CORPORATE NOTES/BONDS - 18.3% - CONTINUED

DOMESTIC DEPOSITORY INSTITUTIONS - 2.7%
 American Express Centurian Bank,
  1.05%, 4/26/04                                                                $29,000          $28,999
 Bank One N.A. Chicago,
  1.29%, 4/15/04                                                                 30,000           30,000
  1.15%, 5/3/04                                                                  47,000           47,032
  1.11%, 6/15/04                                                                 15,000           15,009
  1.30%, 8/4/04                                                                  40,000           40,000
 Marshall & Ilsley Bank Note,
  5.25%, 12/15/04                                                                25,000           25,713
 National City Bank Cleveland,
  1.04%, 4/19/04                                                                 16,000           15,999
--------------------------------------------------------------------------------------------------------
                                                                                                 202,752
--------------------------------------------------------------------------------------------------------
FOREIGN DEPOSITORY INSTITUTIONS - 0.7%
 Nationwide Building Society, (1)
  1.11%, 6/28/04                                                                 20,000           20,000
 Royal Bank of Canada,
  1.07%, 4/12/04                                                                 15,000           15,000
 Westpac Banking Corp.,
  1.10%, 6/11/04                                                                 15,000           15,000
--------------------------------------------------------------------------------------------------------
                                                                                                  50,000
--------------------------------------------------------------------------------------------------------
HEALTH SERVICES - 0.2%
 Healthcare Network Properties LLC
  Loan Program VRN, Series 1999A
  (National City Bank LOC),
  1.13%, 4/7/04                                                                  17,750           17,750
--------------------------------------------------------------------------------------------------------
INSURANCE CARRIERS - 1.0%
 Allstate Life Global Funding, (1)
  1.12%, 4/16/04                                                                 25,000           25,000
 MET Life GIC Backed FRN, (1)
  1.10%, 4/15/04                                                                 50,000           50,000
--------------------------------------------------------------------------------------------------------
                                                                                                  75,000
--------------------------------------------------------------------------------------------------------
INTERNATIONAL RECEIVABLES - 0.3%
Granite Mortgages PLC FRN,
  1.05%, 4/20/04                                                                 20,233           20,233
--------------------------------------------------------------------------------------------------------
MEMBERSHIP ORGANIZATIONS - 0.1%
 American Association of Retired
  Persons VRDN,
  1.12%, 4/7/04                                                                   4,700            4,700
--------------------------------------------------------------------------------------------------------
CORPORATE NOTES/BONDS - 18.3% - CONTINUED

NONDEPOSITORY PERSONAL CREDIT - 3.5%
 American General Finance Corp.,
  1.49%, 6/18/04                                                                $15,000          $15,045
 General Electric Capital Corp.,
  1.24%, 4/5/04                                                                  50,000           50,083
  1.18%, 4/9/04                                                                  35,000           35,035
  1.25%, 5/4/04                                                                  19,000           19,030
  1.24%, 6/15/04                                                                 27,050           27,099
 SLM Corp., (1)
  1.09%, 4/1/04                                                                  50,000           50,000
 Toyota Motor Credit Corp.,
  1.05%, 6/23/04                                                                 65,000           65,000
--------------------------------------------------------------------------------------------------------
                                                                                                 261,292
--------------------------------------------------------------------------------------------------------
OTHER RECEIVABLES - 0.1%
 CIT Equipment Collateral Trust,
  Series 2004VT1, Class A1
  1.12%, 8/11/04                                                                  8,988            8,988
--------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.0%
 Wilmington Pike LLC Project VRDN,
  Series 2000,
  1.16%, 4/7/04                                                                   3,055            3,055
--------------------------------------------------------------------------------------------------------
SECURITY AND COMMODITY BROKERS - 5.6%
 Goldman Sachs Group, Inc. MTN,
  1.23%, 4/29/04                                                                 50,000           50,000
  1.16%, 9/16/04                                                                 90,000           90,000
  1.15%, 9/27/04                                                                 18,000           18,000
 Lehman Brothers Holdings FRN,
  1.14%, 4/22/04                                                                 80,000           80,000
 Merrill Lynch & Co.,
  1.10%, 4/5/04                                                                  40,000           40,000
  1.22%, 4/12/04                                                                 35,000           35,050
 Morgan Stanley & Co.,
  1.37%, 4/22/04                                                                 30,000           30,005
  1.10%, 4/27/04                                                                 75,000           75,000
--------------------------------------------------------------------------------------------------------
                                                                                                 418,055
--------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 25 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
CORPORATE NOTES/BONDS - 18.3% - CONTINUED

STRUCTURED INVESTMENT VEHICLES - 1.2%
 Beta Finance, Inc., (1)
  1.06%, 4/15/04                                                                $39,000          $38,994
 Dorada Finance, Inc., (1)
  1.13%, 4/1/04                                                                  15,000           15,011
  1.50%, 11/17/04                                                                35,000           34,998
--------------------------------------------------------------------------------------------------------
                                                                                                  89,003
--------------------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT - 0.4%
BMW US Capital Corp.,
4.07%, 6/7/04                                                                    30,000           30,159
--------------------------------------------------------------------------------------------------------
TOTAL CORPORATE NOTES/BONDS (COST $1,363,280)                                                  1,363,280
--------------------------------------------------------------------------------------------------------
EURODOLLAR TIME DEPOSITS - 8.1%

DOMESTIC DEPOSITORY INSTITUTIONS - 1.3%
 State Street Bank & Trust Co., Grand Cayman,
  1.04%, 4/1/04                                                                 100,000          100,000
--------------------------------------------------------------------------------------------------------
FOREIGN DEPOSITORY INSTITUTIONS - 6.8%
 Banco Bilbao Vizcaya Argentaria, Nassau,
  1.05%, 4/5/04                                                                  50,000           50,000
 Banco Popular Espanol, Madrid,
  1.11%, 9/17/04                                                                 25,000           25,000
 Credit Industriel et Commercial, London,
  1.10%, 4/8/04                                                                  20,000           20,000
 Danske Bank, Copenhagen, Denmark,
  1.16%, 4/1/04                                                                 100,000          100,000
 Den Norske Bank, Oslo, Norway,
  1.06%, 5/28/04                                                                  8,000            8,000
 Dexia Bank Belgium - Grand Cayman,
  1.13%, 4/1/04                                                                 100,000          100,000
 Dexia Credit Local de France, Paris,
  1.05%, 5/4/04                                                                  15,000           15,000
  1.12%, 9/14/04                                                                 13,000           13,000
 Fortis Bank, Brussels, Belgium,
  1.09%, 9/27/04                                                                 23,000           23,000
 HBOS Treasury Services, London,
  1.07%, 9/10/04                                                                 15,000           15,000
 National Australia Bank, Grand Cayman,
  1.04%, 4/30/04                                                                 25,000           25,000
 Northern Rock PLC, Newcastle,
  1.06%, 5/24/04                                                                 18,000           18,000
 Skandinaviska Enskildabanken, Stockholm,
  1.06%, 5/12/04                                                                $35,000          $35,000
 Unicredito Italiano, Milan,
  1.06%, 6/2/04                                                                  21,000           21,000
  1.07%, 6/9/04                                                                  25,000           25,000
  1.09%, 9/24/04                                                                 10,000           10,000
--------------------------------------------------------------------------------------------------------
                                                                                                 503,000
--------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR TIME DEPOSITS (COST $603,000)                                                   603,000

MUNICIPAL INVESTMENTS - 1.5%

ADMINISTRATION OF ENVIRONMENTAL AND HOUSING - 0.2%
 State of Texas G.O. Taxable VRN,
  Veteran's Land Refunding Bonds,
  1.10%, 4/7/04                                                                  14,960           14,960
--------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.3%
 Bonbright Distributors, Inc. VRDN,
  1.16%, 4/7/04                                                                   3,925            3,925
 JCM Properties, L.P. VRDN, Series 1998,
  1.16%, 4/7/04                                                                   2,190            2,190
 Mubea, Inc. Project Taxable VRDN,
  Series 1998,
  1.15%, 4/7/04                                                                   5,450            5,450
 Schreiber Industrial Park - North Co.
  Taxable VRDN, Series 1997,
  1.16%, 4/7/04                                                                   4,635            4,635
 Smith Clinic Project VRDN, Series 2000,
  1.16%, 4/7/04                                                                   5,540            5,540
--------------------------------------------------------------------------------------------------------
                                                                                                  21,740
--------------------------------------------------------------------------------------------------------
DOMESTIC DEPOSITORY INSTITUTIONS - 0.0%
 Mubea Inc. Project Taxable VRDN, Series 1999,
  1.40%, 4/7/04                                                                   3,500            3,500
--------------------------------------------------------------------------------------------------------
ENGINEERING ACCOUNTING - 0.1%
 Cal PCR Environmental Improvement
  Revenue CP, Browning Ferris Project,
  1.09%, 4/13/04                                                                 10,000           10,000
--------------------------------------------------------------------------------------------------------
EXECUTIVE, LEGISLATIVE & GENERAL - 0.5%
 Cook County, Illinois Taxable G.O. Bonds,
  Series 2002A,
  1.14%, 4/7/04                                                                  16,500           16,500

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 26 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 1.5% - CONTINUED

EXECUTIVE, LEGISLATIVE & GENERAL - 0.5% - (CONTINUED)
 Texas Public Finance Authority CP,
  Unemployment Compensation Obligation
  Assessment, Series C1,
  1.15%, 6/2/04                                                                 $11,500          $11,500
  1.15%, 6/10/04                                                                 10,000           10,000
--------------------------------------------------------------------------------------------------------
                                                                                                  38,000
--------------------------------------------------------------------------------------------------------
HEALTH SERVICES - 0.2%
 Integris Health, Inc. Taxable VRDB,
  1.18%, 4/7/04                                                                  12,635           12,635
--------------------------------------------------------------------------------------------------------
PUBLIC FINANCE, TAX & MONETARY - 0.1%
 Oakland-Alameda County Coliseum Authority CP,
  Oakland Coliseum Arena, Series 1996A1,
  1.15%, 4/8/04                                                                   4,000            4,000
--------------------------------------------------------------------------------------------------------
WHOLESALE TRADE - DURABLE GOODS - 0.1%
 Jackson County, Georgia IDA, LLC Project,
  Series 2002,
  1.12%, 4/7/04                                                                   6,060            6,060
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS (COST $110,895)                                                      110,895

U.S. GOVERNMENT AGENCIES - 4.9% (2)
FANNIE MAE - 1.1%
 FNMA Discount Notes
  1.09%, 4/30/04                                                                 40,000           39,965
 FNMA Notes
  5.63%, 5/14/04                                                                 15,000           15,081
  3.00%, 6/15/04                                                                 10,000           10,040
  1.62%, 12/8/04                                                                 15,000           15,000
--------------------------------------------------------------------------------------------------------
                                                                                                  80,086
--------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 2.6%

 FHLB FRN
  1.08%, 4/5/04                                                                  35,000           34,999
 FHLB Notes
  3.75%, 4/15/04                                                                 12,710           12,723
  3.38%, 6/15/04                                                                 65,000           65,294
  1.55%, 12/8/04                                                                 20,000           20,000
  1.50%, 2/7/05                                                                  15,000           15,000
  1.50%, 2/28/05                                                                 25,000           25,000
  1.45%, 3/11/05                                                                 18,000           18,000
--------------------------------------------------------------------------------------------------------
                                                                                                 191,016
--------------------------------------------------------------------------------------------------------
FREDDIE MAC - 1.2%
 FHLMC Discount Notes
  1.11%, 4/1/04                                                                 $18,000          $18,000
 FHLMC Notes
  1.35%, 11/3/04                                                                 10,000           10,000
  1.50%, 11/30/04                                                                50,000           50,000
  1.52%, 2/7/05                                                                  15,000           15,000
--------------------------------------------------------------------------------------------------------
                                                                                                  93,000
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES (COST $364,102)                                                   364,102

U.S. GOVERNMENT OBLIGATION - 1.2%

 U.S. Treasury Note
  2.88%, 6/30/04                                                                 90,000           90,399
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATION (COST $90,399)                                                   90,399
--------------------------------------------------------------------------------------------------------

INVESTMENTS, AT AMORTIZED COST ($6,179,791)                                                   $6,179,791

REPURCHASE AGREEMENTS - 16.7%

(COLLD. BY U.S. TREASURY BONDS/NOTES)
JOINT REPURCHASE AGREEMENTS - 1.0%
 Bank of America Securities LLC, dated 3/31/04,
  repurchase price $25,048
  0.97%, 4/7/04                                                                  25,047           25,047
 Morgan Stanley & Co., dated 3/31/04,
  repurchase price $16,698
  0.97%, 4/7/04                                                                  16,698           16,698
Societe Generale - New York Branch,
  dated 3/31/04, repurchase price $8,349
  1.00%, 4/7/04                                                                   8,349            8,349
 UBS-Warburg LLC, dated 3/31/04,
  repurchase price $25,048
  1.00%, 4/7/04                                                                  25,047           25,047
--------------------------------------------------------------------------------------------------------
                                                                                                  75,141
--------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 27 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

  MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
REPURCHASE AGREEMENTS - 16.7% - CONTINUED

(COLLD. BY U.S. GOVERNMENT/AGENCY SECURITIES)
REPURCHASE AGREEMENTS - 15.7%
 Bank of America Securities LLC, dated 3/31/04,
  repurchase price $400,012
  1.09%, 4/1/04                                                                $400,000         $400,000
 Goldman Sachs & Co., Inc., dated 3/31/04,
  repurchase price $350,011
  1.09%, 4/1/04                                                                 350,000          350,000
 Goldman Sachs & Co., Inc., dated 3/31/04,
  repurchase price $150,005
  1.08%, 4/7/04                                                                 150,000          150,000
 Lehman Brothers Inc., dated 3/31/04,
  repurchase price $83,501
  1.09%, 4/1/04                                                                  83,498           83,498
 Merrill Lynch, dated 3/31/04,
  repurchase price $185,006
  1.08%, 4/1/04                                                                 185,000          185,000
--------------------------------------------------------------------------------------------------------
                                                                                               1,168,498
--------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS (COST $1,243,639)                                                  1,243,639

--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8% (COST $7,423,430)                                                    7,423,430

Other Assets less Liabilities - 0.2%                                                              11,954
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                           $7,435,384

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2004, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $335,925 OR 4.5% OF NET ASSETS.

(2) THE OBLIGATIONS OF CERTAIN U.S. GOVERNMENT-SPONSORED ENTITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE UNITED STATES TREASURY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 28 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

  MUNICIPAL MONEY MARKET FUND

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9%

ALABAMA - 0.5%
 Eutaw Industrial Development Board Pollution
  Control VRDB, Green County Project
  (Mississippi Power Co. Gtd.),
  1.14%, 4/1/04                                                                  $6,550           $6,550
  McIntosh Industrial Development Board
  Environmental Impact VRDB, Series 1998E
  (AMT)(Ciba Specialty Chemical Corp. Gtd.),
  1.16%, 4/1/04                                                                   9,000            9,000
 Oxford G.O. Unlimited Warrants, Series 1996,
  Soc Gen Trust Receipts SGB34
  (AMBAC Insured), (1)
  1.08%, 4/7/04                                                                   8,150            8,150
--------------------------------------------------------------------------------------------------------
                                                                                                  23,700
--------------------------------------------------------------------------------------------------------
ALASKA - 0.2%
 Alaska International Airports Revenue VRDB,
  Series 1999-I (AMT), Wachovia MERLOTS
  (AMBAC Insured), (1)
  1.15%, 4/7/04                                                                   3,750            3,750
 Anchorage Higher Education Revenue
  Refunding Bonds VRDB, Series 1993,
  Alaska Pacific University (Bank of America LOC),
  1.07%, 4/7/04                                                                   4,090            4,090
--------------------------------------------------------------------------------------------------------
                                                                                                   7,840
--------------------------------------------------------------------------------------------------------
ARIZONA - 0.8%
 Apache County IDA VRDN, Series 1996 (AMT),
  Imperial Components, Inc. Project
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                     900              900
 Maricopa County IDA SFM Revenue Bonds,
  Series 2001-2B, Wachovia MERLOTS
  Series 2001-A126, (1)
  1.15%, 4/7/04                                                                   1,375            1,375
 Phoenix Civic Improvement Corp. Water System
  Revenue BAN, Series 2003B, (Dexia Credit LOC),
  0.96%, 7/9/04                                                                   1,400            1,400
 Phoenix IDA Multifamily Housing Revenue Bonds,
  Series 1999, Southwest Village Apartments
  Project (Colld. by FNMA Securities),
  1.02%, 4/7/04                                                                     900              900
 Phoenix IDA SFM, Series 2001-2A (AMT),
  Merrill Lynch P-Floats PT-1344, (1)
  1.08%, 4/7/04                                                                  $5,535           $5,535
 Pima County IDA, Series 2002A,
  La Posada Project Senior Living Facilities
  (LaSalle Bank LOC),
  1.02%, 4/7/04                                                                   9,700            9,700
 Salt River Project System Revenue
  Refunding Bonds, Citicorp Eagle Trust
  Series 2002A, (1)
  1.08%, 4/7/04                                                                   8,000            8,000
 Tempe IDA Senior Living Revenue Bonds,
  Series 2002C, Friendship Village Project
  (LaSalle Bank LOC),
  1.02%, 4/7/04                                                                   9,200            9,200
--------------------------------------------------------------------------------------------------------
                                                                                                  37,010
--------------------------------------------------------------------------------------------------------
ARKANSAS - 0.3%
 Arkansas Hospital Equipment Finance Authority
  Revenue VRDB, Series 1998, AHA Pooled
  Finance Program (Bank of America LOC),
  1.08%, 4/7/04                                                                   2,915            2,915
 Benton County Public Facilities Board
  VRDB (AMT), Bentonville Apartments
  (FHLMC Gtd.),
  1.12%, 4/7/04                                                                   9,500            9,500
--------------------------------------------------------------------------------------------------------
                                                                                                  12,415
--------------------------------------------------------------------------------------------------------
CALIFORNIA - 8.7%
 California Department of Water Resources VRDB,
  Series 2002C7, Power Supply Revenue
  (FSA Corp. Insured),
  1.05%, 4/7/04                                                                  13,450           13,450
 California Pollution Control Finance Authority
  Revenue Bond, Merrill Lynch P-Floats PA-633R
  (MBIA Insured), (1)
  1.07%, 4/7/04                                                                     200              200
 California Pollution Control Finance Authority
  Revenue Bonds, Merrill Lynch P-Floats PA-538R
  (MBIA Insured), (1)
  1.07%, 4/7/04                                                                  15,700           15,700

SEE NOTES TO THE FINANCIAL STATEMENTS

                              NORTHERN FUNDS ANNUAL REPORT 29 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

CALIFORNIA - 8.7% - (CONTINUED)
 California Pollution Control Finance Authority
  PCR Bonds, Series E, Pacific Gas & Electric
  (JP Morgan Chase Bank LOC),
  1.14%, 4/1/04                                                                 $22,050          $22,050
 California State RAW, Series 2003A,
  (Credit Enhancement with Forward Purchase
  Agreement from Citibank, Bank of America,
  Goldman Sachs & Morgan Stanley),
  2.00%, 6/16/04                                                                219,100          219,501
  Series 2003B, (Credit Enhancement with
  Forward Purchase Agreement from Merrill
  Lynch, Lehman Brothers & Societe Generale),
  2.00%, 6/16/04                                                                 10,000           10,018
 California Statewide Communities Development
  Authority COP, Morgan Stanley Floating Rate
  Trust Certificates, Series 1999-176
  (FSA Corp. Insured), (1)
  1.05%, 6/17/04                                                                 10,595           10,595
 California Tax-Exempt FHLMC Multifamily
  VRDN Certificates, Series M001 (AMT),
  Class A (FHLMC Gtd.),
  1.22%, 4/7/04                                                                  26,966           26,966
 Charter Mac Floater Certificates,
  Series 2001 (AMT), California-2
  (MBIA Insured), (1)
  1.19%, 4/7/04                                                                  35,000           35,000
 Contra Costa County Multifamily Housing VRDB,
  Series 2003B (AMT), Creekview Apartments
  (FHLMC LOC),
  1.04%, 4/7/04                                                                  14,500           14,500
 Los Angeles COP VRDB, Series 2004A,
  Village School, Inc. (Allied Irish Bank LOC),
  1.00%, 4/7/04                                                                   2,050            2,050
 Los Angeles Multifamily Revenue Bond,
  Series 1991B, Mountain Back I Apartments
  Project (FHLMC LOC),
  1.04%, 4/7/04                                                                   7,290            7,290
 Orange County Sanitation District COP VRDB,
  Series 2000B,
  1.10%, 4/1/04                                                                   1,200            1,200
 SunAmerica Pool Multifamily FMAC (AMT),
  Series 2001-1, Class A Certificate,(1)
  1.12%, 4/7/04                                                                 $31,950          $31,950
--------------------------------------------------------------------------------------------------------
                                                                                                 410,470
--------------------------------------------------------------------------------------------------------
COLORADO - 1.9%
 Castle Pines North Metropolitan District VRDB,
  Series 1999, Limited Tax G.O. Bonds
  (U.S. Bank LOC),
  1.12%, 4/7/04                                                                   3,000            3,000
City of Greenwood Village VRDB, Series 2003,
  Fiddlers Business Improvement District
  (U.S. Bank LOC),
  1.12%, 4/7/04                                                                   3,000            3,000
Colorado Education & Cultural Facilities Authority,
  Series 1999, St. Mary's Academy Project
  (Bank One LOC),
  1.20%, 4/7/04                                                                   5,000            5,000
Colorado Education & Cultural Facilities Authority,
  Series 2001, Denver Museum Project
  (Bank One LOC),
  1.05%, 4/7/04                                                                   8,500            8,500
Colorado Education & Cultural Facilities Authority,
  Series 2000, Vail Mountain School Project
  (KeyBank LOC),
  1.10%, 4/7/04                                                                   5,000            5,000
Colorado HFA Economic Development
  Revenue Bonds (AMT), Metal Sales
  Manufacturing Corp. Project (U.S. Bank LOC),
  1.22%, 4/7/04                                                                   1,500            1,500
Colorado HFA Economic Development
  Revenue Bonds (AMT), Walker
  Manufacturing Co. Project (Bank One LOC),
  1.24%, 4/7/04                                                                   3,200            3,200
Colorado HFA Revenue Bonds (AMT),
  Wachovia MERLOTS Series 2002A6
  (MBIA Insured), (1)
  1.15%, 4/7/04                                                                   6,995            6,995
Colorado HFA Revenue Bonds (AMT),
  Genesis Innovations LLC (Bank One LOC),
  1.37%, 4/7/04                                                                   1,675            1,675

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 30 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

COLORADO - 1.9% - (CONTINUED)
 Colorado HFA SFM Revenue Bonds,
  Wachovia MERLOTS Series 2001-A2 (AMT), (1)
  1.15%, 4/7/04                                                                  $3,860           $3,860
 Denver Airport System Revenue VRDB,
  Series 2000A (AMT), Merrill Lynch P-Floats
  PA-763 (AMBAC Insured), (1)
  1.12%, 4/7/04                                                                   4,995            4,995
 Denver Airport System Revenue VRDB,
  Series 2002C (AMT), Airport Revenue Refunding
  Bonds (Societe Generale LOC),
  1.12%, 4/7/04                                                                  18,700           18,700
 Eagle County Metropolitan District VRDB,
  Series 1999B, Eagle Ranch Golf Course
  Enterprise (Fleet National Bank LOC),
  1.07%, 4/7/04                                                                   6,585            6,585
 Pitkin County IDA Bonds, Series 1994B (AMT),
  Aspen Skiing Co. Project (Bank One LOC),
  1.17%, 4/1/04                                                                   7,500            7,500
 Summit County Recreational Facilities
  Revenue Bond, Series 1992, Copper Mountain
  (Bank of Nova Scotia LOC),
  1.12%, 4/7/04                                                                  10,425           10,425
--------------------------------------------------------------------------------------------------------
                                                                                                  89,935
--------------------------------------------------------------------------------------------------------
CONNECTICUT - 0.6%
 Connecticut Housing Finance Authority (AMT),
  Series 2003F-2,
  1.20%, 12/22/04                                                                                 27,000
--------------------------------------------------------------------------------------------------------
DELAWARE - 1.8%
 Delaware Economic Development Authority
  IDR VRDN (AMT), Delaware Clean Power
  Project (Motive Enterprises LLC Gtd.),
  Series 1997B,
  1.18%, 4/7/04                                                                  25,500           25,500
  Series 1997C,
  1.17%, 4/7/04                                                                  12,200           12,200
  Series 1997D,
  1.10%, 4/7/04                                                                  20,000           20,000
 Delaware Economic Development Authority VRDB,
  Series 1998A (AMT), Solid Waste
  Disposal & Sewer (Ciba Specialty Corp. Gtd.),
  1.16%, 4/1/04                                                                   2,000            2,000
 New Castle County Airport Revenue Bonds (AMT),
  Flightsafety International, Inc. Project
  (Berkshire Hathaway, Inc. Gtd.),
  1.09%, 4/7/04                                                                 $16,615          $16,615
 Kent County Student Housing Revenue Bonds,
  Series 2004B, Delaware State University Project
  (Wachovia Bank LOC),
  1.01%, 4/7/04                                                                   7,000            7,000
--------------------------------------------------------------------------------------------------------
                                                                                                  83,315
--------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.9%
 District of Columbia Housing Finance
  Authority VRDB, Series 1991, Carmel Plaza
  North Apartments (Bank One LOC),
  1.05%, 4/7/04                                                                   7,830            7,830
 District of Columbia Metropolitan Airport Authority
  Revenue Bonds (AMT), Citigroup ROCS No. 54
  (MBIA Insured), (1)
  1.17%, 4/7/04                                                                   2,495            2,495
 District of Columbia Revenue Bonds,
  Henry J. Kaiser Foundation
  (Kaiser Family Foundation Gtd.),
  1.05%, 4/7/04                                                                  10,100           10,100
 District of Columbia Revenue Bonds, Series 2000
  American National Red Cross (Bank One LOC),
  0.95%, 6/7/04                                                                  10,000           10,000
 District of Columbia Revenue Bonds, Series 1998,
  Lowell School, Inc. Project
  (Wachovia Bank LOC),
  1.06%, 4/7/04                                                                   2,805            2,805
 District of Columbia Water & Sewer
  Authority VRDB, Series 1998, Citibank
  Eagle Trust 985201 (FSA Corp. Insured), (1)
  1.08%, 4/7/04                                                                   3,300            3,300
 District of Columbia Water & Sewer
  Revenue Bonds, Citicorp Eagle Trust 8121A
  (FSA Corp. Insured),(1)
  1.08%, 4/7/04                                                                   7,590            7,590
--------------------------------------------------------------------------------------------------------
                                                                                                  44,120
--------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 31 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

FLORIDA - 3.5%
 Brevard County Health Care Facilities
  Revenue Bonds, Series 2003, Health First Inc.
  Project (SunTrust Bank LOC),
  1.10%, 4/7/04                                                                  $6,800           $6,800
 Dade County Special Obligation Refunding Bonds,
  Morgan Stanley Floating Rate Trust Certificates,
  Series 2000-415 (AMBAC Insured), (1)
  1.15%, 3/3/05                                                                   8,995            8,995
 Duval County Housing Revenue Bonds,
  Series 2003 (AMT), Camri Green Apartments
  (FNMA LOC),
  1.04%, 4/7/04                                                                   3,000            3,000
 Florida Department of Juvenile Justice COP,
  Wachovia MERLOTS Series 2000-000
  (MBIA Insured),(1)
  1.10%, 4/7/04                                                                   6,070            6,070
 Florida DOT Bridge Construction, Series 2002A,
  ABN AMRO MuniTops Certificates 2002-20
  (MBIA Insured),(1)
  1.25%, 8/18/04                                                                  8,845            8,845
 Florida Higher Education Facilities Finance
  Authority VRDB, Series 2003, St. Thomas
  University Project (SunTrust Bank LOC),
  1.10%, 4/1/04                                                                   4,630            4,630
 Florida Housing Finance Corp. Revenue VRDB,
  Series 2002-1, Lighthouse Bay Apartments
  (FNMA LOC),
  1.03%, 4/7/04                                                                   5,400            5,400
 Florida Housing Finance Corp. Revenue
  VRDB (AMT), Merrill Lynch P-Floats PT-451,
  Homeowner Mortgage Services
  (FSA Corp. Insured), (1)
  1.12%, 4/7/04                                                                   2,220            2,220
 Florida State Board of Education Capital Outlay
  Revenue Bonds, Citicorp Eagle Trust
  Series 20000902,(1)
  1.08%, 4/7/04                                                                   4,550            4,550
 Highlands County Health Facilities Authority VRDB,
  Series 1996A, Adventist Health System - Sunbelt
  (SunTrust Bank LOC),
  1.02%, 4/7/04                                                                   8,040            8,040
 Highlands County Health Facilities Authority VRDB,
  Series 1996A, Adventist Health System
  (MBIA Insured),
  1.02%, 4/7/04                                                                 $14,300          $14,300
 Hillsborough County Aviation Authority VRDB,
  Series 2003A, Wachovia MERLOTS
  Series 2003-A18 (MBIA Insured), (1)
  1.15%, 4/7/04                                                                   3,990            3,990
 Hillsborough County IDA VRDB, Series 2003,
  Allied Aerofoam Project (Wachovia Bank LOC),
  1.16%, 4/7/04                                                                   3,900            3,900
 Jacksonville PCR Revenue Refunding Bonds,
  Series 1994, Florida Power & Light Project
  (Florida Power & Light Gtd.),
  1.10%, 6/8/04                                                                  16,500           16,500
 Lake County IDA, Series 2002,
  Locklando Door & Millwork
  (Wachovia Bank LOC),
  1.16%, 4/7/04                                                                   3,750            3,750
 Lee Memorial Health System VRDB,
  Hospital Revenue, Series 1985D,
  1.08%, 4/7/04                                                                   8,800            8,800
 Miami-Dade County HFA, Series 2002-8 (AMT),
  Ward Towers Assisted (Bank of America LOC),
  1.15%, 4/7/04                                                                   1,700            1,700
 Miami-Dade County IDA, Series 2003,
  Goodwill Industries South Florida Project
  (SunTrust Bank LOC),
  1.05%, 4/7/04                                                                   1,500            1,500
 Orange County Health Facility Revenue Bonds,
  Morgan Stanley Floating Rate Trust Certificates
  Series 17, Adventist-Health
  (AMBAC Insured),(1)
  1.15%, 4/7/04                                                                  11,575           11,575
 Orange County Housing Finance Authority VRDB,
  Series 918 (AMT), Merrill Lynch P-Floats, (1)
  1.13%, 4/7/04                                                                  10,000           10,000
 Orlando Greater Aviation Authority VRDB,
  Series 2003A, Flightsafety International, Inc.
  Project (Berkshire Hathaway, Inc. Gtd.),
  1.11%, 4/7/04                                                                   5,000            5,000

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 32 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

FLORIDA - 3.5% - (CONTINUED)
 Orlando & Orange County Florida Expressway
  Authority Bonds, Series 2003A, Citicorp Eagle
  Trust (AMBAC Insured), (1)
  1.08%, 4/7/04                                                                  $7,900           $7,900
 Palm Beach County Revenue Bonds,
  Saint Andrew's School of Boca Raton
  (Bank of America LOC),
  1.05%, 4/7/04                                                                     400              400
 Putnam County Development Authority
  PCR Bonds, Series 1984, Seminole Electric
  Cooperative Project (National Rural Utilities
  Cooperative Finance Co. Gtd.),
  1.00%, 9/15/04                                                                  4,200            4,200
 Sarasota County Public Hospital District
  Revenue Bond, Series 1996A,
  Sarasota Memorial Hospital Project,
  1.09%, 7/7/04                                                                  12,800           12,800
 St. Lucie County Industrial Development
  Authority Revenue, Series 2000,
  Freedom Plastics Project (LaSalle Bank LOC)
  1.10%, 4/7/04                                                                   2,100            2,100
--------------------------------------------------------------------------------------------------------
                                                                                                 166,965
--------------------------------------------------------------------------------------------------------
GEORGIA - 4.4%
 Atlanta Airport Authority Revenue Bonds (AMT),
  Wachovia MERLOTS Series B (FGIC Insured), (1)
  1.15%, 4/7/04                                                                   5,800            5,800
 Atlanta Urban Residential Authority VRDB,
  Series 2002A (AMT), Auburn Glenn Apartments
  (Wachovia Bank LOC),
  1.11%, 4/7/04                                                                   4,900            4,900
 Atlanta Urban Residential Finance Authority
  Revenue Bonds, Series 2000 (AMT),
  Carver Redevelopment Project
  (SunTrust Bank LOC),
  1.11%, 4/7/04                                                                   2,700            2,700
 Atlanta Urban Residential Finance Authority VRDB,
  Series 2001, Park Place South Project
  (SunTrust Bank LOC),
  1.05%, 4/7/04                                                                   3,400            3,400
 Bibb County Development Authority VRDB,
  Series 2000, Trustees Mount De Sales Project
  (SunTrust Bank LOC),
  1.02%, 4/7/04                                                                  $3,800           $3,800
 Burke County Development Authority VRDB,
  Series 1992, Georgia Power Plant Vogtle
  Project (Georgia Power Gtd.)
  1.10%, 4/1/04                                                                   9,500            9,500
 Carrollton County Housing Authority VRDB,
  Series 2003, Magnolia Lake Apartments
  (SunTrust Bank LOC),
  1.13%, 4/7/04                                                                  10,420           10,420
 Clayton County Development Authority VRDB,
  Delta Airlines Project (General Electric
  Capital Corp. LOC),
  Series 2000B (AMT),
  1.11%, 4/7/04                                                                  18,300           18,300
  Series 2000C (AMT),
  1.13%, 4/7/04                                                                  39,355           39,355
 Clayton County Housing Authority VRDB,
  Series 2003A, Forest Club Estates Project
  (FHLB of San Francisco LOC),
  1.17%, 4/1/04                                                                   8,000            8,000
 Cobb County Housing Authority VRDB,
  Series 2003 (AMT), Woodchase Village
  Apartments (Regions Bank LOC),
  1.12%, 4/7/04                                                                   4,000            4,000
 De Kalb County Housing Authority VRDB,
  Series 2002A1 (AMT), Mountain Crest
  Apartments Project (SunTrust Bank LOC),
  1.13%, 4/7/04                                                                   4,000            4,000
 De Kalb County Multifamily Housing
  Authority VRDB, Series 2002 (AMT),
  Wesley Club Apartments (SunTrust Bank LOC),
  1.13%, 4/7/04                                                                   3,000            3,000
 Fayette County Hospital Authority Revenue
  Anticipation Certificates, Series 2001,
  Fayette Community Hospital Project
  (SunTrust Bank LOC)
  1.05%, 4/7/04                                                                   4,800            4,800

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 33 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

GEORGIA - 4.4% - (CONTINUED)
 Gainesville & Hall County Development
  Authority VRDB (AMT), Sheperd
  Construction Co. Project (SunTrust Bank LOC),
  1.18%, 4/7/04                                                                  $2,250           $2,250
 Georgia State Ports Authority Bonds (AMT),
  Colonel Island Terminal Project
  (SunTrust Bank LOC),
  1.13%, 4/7/04                                                                   3,700            3,700
 Georgia State G.O. VRDB, (1)
  Eagle Trust Series 97C1001,
  1.08%, 4/7/04                                                                  15,500           15,500
  Eagle Trust Series 97C1002,
  1.08%, 4/7/04                                                                  15,100           15,100
  Eagle Trust Series 99D1002,
  1.08%, 4/7/04                                                                   1,280            1,280
 Gwinnet County Development Authority
  IDR Bonds (AMT), CBD Management LLC Project
  (Wachovia Bank LOC),
  1.16%, 4/7/04                                                                   2,300            2,300
 Gwinnet County Housing Authority Revenue
  Bonds (AMT), Herrington Mill Apartments
  Project (SunTrust Bank LOC),
  1.13%, 4/7/04                                                                   8,000            8,000
 Haralson County Development Authority
  IDR Bonds, Series 1995 (AMT), Gold Kist, Inc.
  Project (Harris Trust & Savings LOC),
  1.15%, 4/7/04                                                                   7,500            7,500
 Macon-Bibb County Urban Development Authority
  Revenue VRDB, Bibb County Law Enforcement
  Center Project (Wachovia Bank LOC),
  1.01%, 4/7/04                                                                     800              800
 Richmond County Authority Revenue Anticipation
  Certificates, Series 2003, University Health
  Services, Inc. Project (SunTrust Bank LOC)
  1.05%, 4/7/04                                                                   4,400            4,400
 Rockdale County Hospital Authority RAN,
  Series 2002, Rockdale Hospital
  (SunTrust Bank LOC),
  1.02%, 4/7/04                                                                   8,235            8,235
 Savannah Economic Development Authority
  Revenue VRDN, Series 1997 (AMT),
  Georgia Kaolin Terminals
  (Bank of America LOC),
  1.15%, 4/7/04                                                                  $5,000           $5,000
 Thomas-Upson County IDR Bonds (AMT),
  Oracle, Inc. Project (Bank One LOC),
  1.37%, 4/7/04                                                                   3,430            3,430
 Thomasville Hospital Authority Revenue
  Anticipation Certificates, Series 2003,
  JD Archibald Memorial Hospital Project
  (SunTrust Bank LOC),
  1.05%, 4/7/04                                                                   4,000            4,000
 Waleska Downtown Development Authority
  Revenue Bonds, Reinhardt College Project
  (Regions Bank of Alabama LOC),
  1.06%, 4/7/04                                                                   3,600            3,600
 Whitfield County IDA Revenue Bonds (AMT),
  H&S Whitting, Inc. Project
  (Bank of America LOC),
  1.15%, 4/7/04                                                                   1,000            1,000
--------------------------------------------------------------------------------------------------------
                                                                                                 208,070
--------------------------------------------------------------------------------------------------------
HAWAII - 0.7%
 Hawaii Department of Finance VRDB,
  Series 2003D, Kahala Nui Project
  (LaSalle Bank LOC),
  1.02%, 4/7/04                                                                  28,000           28,000
 Hawaii State G.O. Bonds, Citicorp
  Eagle Trust 2000-1101 (FGIC Insured), (1)
  1.08%, 4/7/04                                                                   6,000            6,000
--------------------------------------------------------------------------------------------------------
                                                                                                  34,000
--------------------------------------------------------------------------------------------------------
IDAHO - 0.3%
 Boise City Housing Authority VRDB,
  Series 2002B (AMT), Civic Plaza Housing Project
  (KeyBank LOC),
  1.17%, 4/7/04                                                                  12,825           12,825
--------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 34 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

ILLINOIS - 14.1%
 Arlington Heights IDR Bonds, Series 1997 (AMT),
  3E Graphics & Printing Project
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                  $1,975           $1,975
 Aurora IDR Bonds, Series 2001 (AMT),
  Kenson Industries, Inc. Project
  (Harris Trust & Savings Bank LOC),
  1.12%, 4/7/04                                                                   3,235            3,235
 Bolingbrook Will-Dupage County Special
  Service Area 2 VRDB, Series 2001B, Bloomfield
  West Project (Bank One LOC),
  1.20%, 4/7/04                                                                   5,000            5,000
 Chicago 2nd Lien Revenue Bonds,
  Series 1998B (AMT), Midway Airport
  (MBIA Insured),
  1.16%, 4/1/04                                                                   2,600            2,600
 Chicago Board of Education G.O. Bonds,
  Wachovia MERLOTS Series 2001-A47,
  School Reform (FGIC Insured), (1)
  1.10%, 4/7/04                                                                   9,340            9,340
 Chicago Board of Education G.O. Unlimited VRDB,
  Series A PA 616, School Reform Board
  (FGIC Insured), (1)
  1.08%, 4/7/04                                                                   6,705            6,705
 Chicago Board of Education VRDB, Series 2000A,
  School Reform Board (FGIC Insured), (1)
  1.12%, 4/7/04                                                                   6,200            6,200
 Chicago G.O. Project & Refunding Bonds,
  Series 1998M, Bank of America Partnership
  (FGIC Insured), (1)
  1.12%, 4/7/04                                                                  15,000           15,000
 Chicago G.O. Refunding VRDB, Series 1998,
  Citicorp Eagle Trust 981302
  (FSA Corp. Insured), (1)
  1.08%, 4/7/04                                                                  11,600           11,600
 Chicago IDR Bonds, Series 1998 (AMT),
  Freedman Seating Co. Project
  (LaSalle Bank LOC),
  1.11%, 4/7/04                                                                   3,345            3,345
 Chicago IDR VRDB, Series 2001 (AMT),
  John Hofmeister & Sons
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                  $5,300           $5,300
 Chicago Midway Airport Revenue VRDB,
  Series 1995 (AMT), American Transit Airline, Inc.
  Project (Bank One LOC),
  1.17%, 4/7/04                                                                   5,900            5,900
 Chicago Multifamily Housing Revenue
  VRDB (AMT), Churchview Supportive Living
  (Harris Trust & Savings LOC),
  1.17%, 4/7/04                                                                   3,000            3,000
 Chicago Multifamily Housing Revenue VRDB,
  Series 1999A (AMT), Renaissance Center LP
  Project (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   5,170            5,170
 Chicago SFM Revenue Bonds,
  Series 2003-9 (AMT), Roaring Fork
  Municipal Products LLC (MBIA Insured), (1)
  1.12%, 4/7/04                                                                  16,155           16,155
 Chicago O'Hare International Airport
  Revenue VRDB, Series 2002 (AMT),
  O'Hare Technology Center II Project
  (LaSalle Bank LOC),
  1.11%, 4/7/04                                                                   5,000            5,000
 Chicago O'Hare International Airport
  Revenue VRDB, Series 2003 (AMT),
  Citigroup ROCS Series RR II R 239
  (FSA Corp. Insured), (1)
  1.12%, 4/7/04                                                                   5,200            5,200
 Chicago Park District G.O. VRDB,
  Wachovia MERLOTS Series 2001-A61,
  Tax Park Project (FGIC Insured), (1)
  1.10%, 4/7/04                                                                   5,595            5,595
 Chicago School Reform Board G.O. VRDB,
  Series 1996, Bank of America
  (MBIA Insured), (1)
  1.12%, 4/7/04                                                                  13,300           13,300
 Chicago SFM Revenue VRDB, Series C (AMT),
  Wachovia MERLOTS Series 2000-A31, (1)
  1.15%, 4/7/04                                                                     510              510

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 35 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

ILLINOIS - 14.1% - (CONTINUED)
 Chicago SFM Revenue Bonds, Series 1998C1
  (AMT), Merrill Lynch P-Floats PT-233, (1)
  1.12%, 4/7/04                                                                  $2,015           $2,015
 Chicago Tender Notes, Series 2004
  (State Street Bank & Trust LOC),
  1.05%, 1/13/05                                                                 26,500           26,500
 Cook County Community Consolidated School
  District No. 021 Revenue Bonds, Series 2003,
  Wheeling Educational Purpose TAW,
  1.50%, 4/12/04                                                                  6,510            6,511
 Des Plaines City VRDB, Series 1996 (AMT),
  Finzer Roller, Inc. Project
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   1,065            1,065
 Elgin City IDR VRDB, Series 1999 (AMT),
  Questek Manufacturing Corp. (Bank One LOC),
  1.27%, 4/7/04                                                                   3,100            3,100
 Elgin City Industrial Project Revenue VRDB (AMT),
  1925 Holmes Road Project
  (Harris Trust & Savings Bank LOC)
  1.17%, 4/7/04                                                                   3,300            3,300
 Elgin City IDR VRDB, Series 1996A (AMT),
  Bailey Development LLC Project
  (LaSalle Bank LOC),
  1.11%, 4/7/04                                                                   2,700            2,700
 Evanston G.O. VRDB, Series 2002A,
  Sherman Plaza Project,
  1.05%, 4/7/04                                                                  12,800           12,800
 Frankfort IDR VRDB, Series 1996 (AMT),
  Bimba Manufacturing Co. Project
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   2,650            2,650
 Fulton IDR VRDB, Series 1998 (AMT), Drives, Inc.
  Project (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   3,375            3,375
 Illinois Development Finance Authority
  Revenue Bonds, Series 1999D2, AMR Pooled
  Finance Program (Fifth Third Bank LOC),
  1.12%, 4/7/04                                                                   6,750            6,750
 Illinois Development Finance Authority
  Revenue Bonds, Series 1994 (AMT),
  NU-Way Industries, Inc. Project
  (LaSalle Bank LOC),
  1.14%, 4/7/04                                                                  $1,000           $1,000
 Illinois Development Finance Authority IDR VRDB,
  Series 2000 (AMT), Olson International Limited
  Project (Bank One LOC),
  1.24%, 4/7/04                                                                   1,680            1,680
 Illinois Development Finance Authority IDR VRDB,
  Series 1997A (AMT), Randall Metals Corp.
  Project (LaSalle Bank LOC),
  1.34%, 4/7/04                                                                   1,995            1,995
 Illinois Development Finance Authority IDR VRDB,
  Series 1999 (AMT), Amtex Steel, Inc. Project
  (LaSalle Bank LOC),
  1.11%, 4/7/04                                                                   5,100            5,100
 Illinois Development Finance Authority
  Revenue VRDB, Series 1989 (AMT),
  DE Akin Seed Co. (Bank One LOC),
  1.17%, 4/7/04                                                                   1,050            1,050
 Illinois Development Finance Authority
  Revenue VRDB, Series 2001 (AMT), Val-Matic
  (LaSalle Bank LOC),
  1.11%, 4/7/04                                                                   6,850            6,850
 Illinois Development Finance Authority
  Revenue Bonds, Series 1998 (AMT),
  Flying Food Fare, Inc.
  (Harris Trust & Savings Bank LOC),
  1.15%, 4/7/04                                                                   2,500            2,500
 Illinois Development Finance Authority
  Revenue VRDN, Series 1999 (AMT),
  Elite Manufacturing Technology, Inc.
  Project (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   3,820            3,820
 Illinois Development Finance Authority
  Revenue VRDN, Series 1999A (AMT),
  Nuevo Hombres LLC Project (Bank One LOC),
  1.27%, 4/7/04                                                                   4,935            4,935

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 36 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

ILLINOIS - 14.1% - (CONTINUED)
 Illinois Development Finance Authority
  IDR VRDN (AMT), Bimba Manufacturing Co.
  Project (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                  $1,885           $1,885
 Illinois Development Finance Authority
  VRDB, Children's Home (Bank One LOC),
  1.08%, 4/7/04                                                                   5,600            5,600
 Illinois Development Finance Authority
  VRDB, Series 2001C,
  Northwestern Hospital
  (Evanston Northwestern Healthcare Gtd.),
  1.02%, 4/7/04                                                                  13,685           13,685
 Illinois Development Finance Authority
  Revenue Bonds, Series 2001, Mount Carmel
  High School Project (Bank One LOC),
  1.10%, 4/7/04                                                                   2,800            2,800
 Illinois Development Finance Authority
  Industrial Project Revenue VRDN,
  Series 1990 (AMT), Solar Press, Inc. Project
  (LaSalle Bank LOC),
  1.14%, 4/7/04                                                                   3,500            3,500
 Illinois Development Finance Authority VRDN,
  Series 1997 (AMT), Ciccone Food Products, Inc.
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   4,100            4,100
 Illinois Development Finance Authority
  Water Facilities Revenue VRDB (AMT),
  Illinois-American Water (MBIA Insured),
  1.09%, 4/7/04                                                                   5,000            5,000
 Illinois Development Finance Authority
  VRDB, Series 1997, Rest Haven Illiana
  Christian Convalescent Home (FHLMA LOC),
  1.18%, 4/7/04                                                                   4,800            4,800
 Illinois Development Finance Authority PCR VRDN,
  Series 1994, Uno-Ven Company Project
  (Bank One LOC),
  1.08%, 4/7/04                                                                   6,800            6,800
 Illinois Education Facilities Authority VRDB,
  Series 1996, The Art Institute of Chicago,
  1.05%, 4/7/04                                                                   1,000            1,000
 Illinois Educational Facilities Authority
  Revenue Bonds, University of Chicago,
  0.98%, 6/1/04                                                                 $15,000          $15,000
  1.00%, 7/30/04                                                                  9,000            9,000
 Illinois Educational Facilities Authority
  Revenue Bonds, Series 2002 (AMT),
  Aurora University (Fifth Third Bank LOC),
  1.10%, 4/7/04                                                                   3,300            3,300
 Illinois Educational Facilities Authority
  Revenue Bonds, Series 1992,
  Art Institute of Chicago,
  1.05%, 4/7/04                                                                     500              500
 Illinois Educational Facilities Authority
  Revenue Bonds, Series 2001, Concordia
  University River Project (U.S. Bank LOC),
  1.14%, 4/1/04                                                                   1,200            1,200
 Illinois Educational Facilities Authority
  Revenue Bonds, Series 2002, Illinois Institute
  of Technology (Wachovia Bank LOC),
  1.07%, 4/7/04                                                                  18,635           18,635
 Illinois Educational Facilities Authority
  Revenue Bonds, Series 1999B,
  National Louis University (Bank One LOC),
  1.05%, 4/7/04                                                                   9,800            9,800
 Illinois G.O. Notes,
  Series 2003,
  1.50%, 5/15/04                                                                 10,000           10,007
  Series 2003,
  2.00%, 4/15/04                                                                150,000          150,059
 Illinois First G.O., Series 2002, Wachovia MERLOTS
  Series 2003-A9 (MBIA Insured), (1)
  1.10%, 4/7/04                                                                   5,670            5,670
 Illinois First G.O., Series 2002, (1)
  Wachovia MERLOTS Series 2003-B04
  (MBIA Insured),
  1.10%, 4/7/04                                                                   4,975            4,975
 Illinois Health Facilities Authority Revenue Bonds,
  Series 2003A, Advocate Health Care Network,
  1.05%, 7/6/04                                                                  11,100           11,100

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 37 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

ILLINOIS - 14.1% - (CONTINUED)
 Illinois Health Facilities Authority Revenue Bonds,
  Evanston Hospital Corp., Series 1987A,
  1.08%, 5/17/04                                                                 $3,300           $3,300
  Series 1996,
  1.07%, 5/17/04                                                                 20,000           20,000
 Illinois Health Facilities Authority VRDB,
  Series 1996, Proctor Hospital (Bank One LOC),
  1.08%, 4/7/04                                                                   7,000            7,000
 Illinois Health Facilities Authority VRDB,
  Series 1996, Franciscan Eldercare Village
  (LaSalle Bank LOC),
  1.05%, 4/7/04                                                                     200              200
 Illinois HDA Multifamily Revenue VRDB,
  Series B (AMT), Louis Joliet Apartments
  (Harris Trust & Savings LOC),
  1.17%, 4/7/04                                                                   1,015            1,015
 Illinois State G.O. Bonds, Series 2002,
  Tax-Exempt Eagle Trust 20021301,
  Illinois First (FGIC Insured), (1)
  1.08%, 4/7/04                                                                   5,000            5,000
 Illinois State Sales Tax Revenue Bonds,
  Salomon Smith Barney Eagle Trust, (1)
  1.08%, 4/7/04                                                                   5,045            5,045
 Justice VRDB, Series 2000 (AMT),
  Candlewood Apartments Project (FNMA LOC),
  1.13%, 4/7/04                                                                  10,700           10,700
 Metropolitan Pier & Exposition Authority TRB,
  Citicorp Eagle Trust Series 20026001
  (MBIA Insured), (1)
  1.08%, 4/7/04                                                                  10,000           10,000
 Metropolitan Pier & Exposition Authority TRB,
  Wachovia MERLOTS Series 2000-VVV,
  (FGIC Insured), (1)
  1.10%, 4/7/04                                                                   6,000            6,000
 Peoria Multifamily Revenue Bonds,
  Series 2003 (AMT), Oak Woods Apartments
  (FNMA Gtd.),
  1.12%, 4/7/04                                                                   3,900            3,900
 Regional Transportation Authority Revenue Bonds,
  Citicorp Eagle Trust Series 20001303
  (MBIA Insured), (1)
  1.08%, 4/7/04                                                                  14,510           14,510
 Rockford Revenue Bonds, Series 2002,
  Wesley Willows Obligated Group
  (Marshall & Ilsley LOC),
  1.12%, 4/1/04                                                                  $3,100           $3,100
 Romeoville IDR VRDB, Series 1997 (AMT),
  Metropolitan Industries, Inc. Project
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   2,000            2,000
 Savanna IDR VRDB, Series 1994 (AMT),
  Metform Corp. Project (Bank One LOC),
  1.12%, 4/7/04                                                                   6,500            6,500
 Southwestern Illinois Development
  Authority VRDB, Series 2002 (AMT),
  Waste Management, Inc. Project,
  1.09%, 4/7/04                                                                   4,700            4,700
 St. Clair County IDR VRDN (AMT),
  Stellar Manufacturing Project
  (Bank of America LOC),
  1.20%, 4/7/04                                                                   4,400            4,400
 University of Illinois Auxiliary Facility
  Revenue Bonds, Eagle Trust Series 20001301
  (MBIA Insured), (1)
  1.08%, 4/7/04                                                                   3,000            3,000
 University of Illinois Revenue Bonds,
  Auxiliary Facility System,
  Wachovia MERLOTS Series 2000-S
  (MBIA Insured), (1)
  1.10%, 4/7/04                                                                   3,500            3,500
 University of Illinois Revenue Bonds,
  Auxiliary Facility System, Wachovia MERLOTS
  Series 2003-A38 (AMBAC Insured), (1)
  1.15%, 8/11/04                                                                  7,660            7,660
 Village of Niles IDR VRDB, Series 1996 (AMT),
  Lewis Spring & Manufacturing Co. Project
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   1,750            1,750
 Village of Vernon Hills IDR Bonds (AMT),
  Accurate Transmissions, Inc.
  (LaSalle Bank LOC),
  1.11%, 4/7/04                                                                   3,620            3,620

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 38 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

ILLINOIS - 14.1% - (CONTINUED)
 Warren County Industrial Project Revenue Bonds,
  Series 2002, Monmouth College Project
  (Allied Irish Bank LOC),
  1.02%, 4/7/04                                                                  $4,820           $4,820
 West Chicago City IDR VRDB, Series 1999 (AMT),
  Royal Gold Ribbons Foods Project
  (Bank One LOC),
  1.27%, 4/7/04                                                                   1,800            1,800
 Will County Solid Waste Bonds, Series 1997 (AMT)
  (BASF Corp.Gtd.),
  1.21%, 4/1/04                                                                   9,000            9,000
 Will-Kankakee Regional Development Authority
  Revenue Bonds (AMT), T.H. Davidson & Co., Inc.
  Project (LaSalle Bank LOC),
  1.11%, 4/7/04                                                                   3,410            3,410
--------------------------------------------------------------------------------------------------------
                                                                                                 664,172
--------------------------------------------------------------------------------------------------------
INDIANA - 3.3%
 Anderson City Economic Development
  Revenue VRDB, Series 1996 (AMT),
  Gateway Village Project,
  1.07%, 4/7/04                                                                   2,670            2,670
 Avilla Economic Development Revenue Bonds,
  Series 1996 (AMT), Pent Assemblies, Inc.
  Project (Bank One LOC),
  1.24%, 4/7/04                                                                   3,500            3,500
 Dekko Foundation Education Facilities COP,
  Series 2001-1 (Bank One LOC),
  1.22%, 4/7/04                                                                   4,935            4,935
 Fort Wayne Economic Development
  Revenue Bonds, Series 2002 (AMT),
  Ottenweller Co., Inc. Project (Bank One LOC),
  1.26%, 4/7/04                                                                   2,960            2,960
 Hammond City Economic Development VRDN,
  Series 1996A (AMT), Annex at Douglas
  Point Project,
  1.07%, 4/7/043                                                                  2,735            2,735
 Indiana Bond Bank Revenue Notes, Series 2003A,
  Midyear Funding Program,
  1.25%, 4/15/04                                                                 31,000           31,003
 Indiana Development Finance Authority Industrial
  Revenue Bonds, Youth Opportunity Center
  Project (Bank One LOC),
  1.08%, 4/7/04                                                                  $1,600           $1,600
 Indiana Development Finance Authority VRDB,
  Series 2001 (AMT), Bhar Co. Project
  (Bank One LOC),
  1.37%, 4/7/04                                                                   1,800            1,800
 Indiana Development Finance Authority VRDB,
  Series 2002, Indianapolis Museum of Art
  (Bank One LOC),
  1.05%, 4/7/04                                                                   9,500            9,500
 Indiana Development Finance Authority
  IDR VRDB (AMT), Red Gold, Inc. Project
  (Harris Trust & Savings Bank LOC),
  Series 1994A,
  1.17%, 4/7/04                                                                   4,200            4,200
  Series 1994B,
  1.17%, 4/7/04                                                                   2,600            2,600
 Indiana Health Facilities Finance Authority
  Revenue Bonds, Ascension Health Credit Group,
  Series 2001A1,
  0.98%, 7/2/04                                                                  10,000           10,000
  Series 2001A3,
  1.05%, 3/1/05                                                                  13,000           13,000
 Indiana Health Facilities Finance Authority VRDB,
  Fayette Memorial Hospital Association
  (Fifth Third Bank LOC),
  1.17%, 4/1/04                                                                   1,900            1,900
 Indiana State Development Finance
  Authority VRDB, Indiana Historical Society, Inc.
  Project (Bank One LOC),
  1.08%, 4/7/04                                                                   3,040            3,040
 Indiana State HFA SFM Revenue Bonds (AMT)
  (FNMA Gtd.),
  Series 2000B6, Wachovia MERLOTS, (1)
  1.15%, 4/7/04                                                                   1,385            1,385
  Series 2001A2, Wachovia MERLOTS, (1)
  1.15%, 4/7/04                                                                   1,505            1,505

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 39 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                            (000S)           (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

INDIANA - 3.3% - (CONTINUED)
 Indiana Transportation Authority Highway
  Revenue Bonds, Series 981402,
  Citicorp Eagle Trust, (1)
  1.08%, 4/7/04                                                                 $19,290          $19,290
 Laporte City VRDB, Series 2001 (AMT),
  Alpha Baking Co., Inc. Project
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   2,130            2,130
 Madison Economic Development Authority
  Revenue VRDB (AMT), Arvin Sango, Inc. Project
  (Huntington National Bank LOC),
  1.25%, 4/7/04                                                                   9,600            9,600
 Marshall County Economic Development
  Revenue Bonds, Series 2003, Culver Educational
  Foundation Project (Bank One LOC),
  1.08%, 4/7/04                                                                   3,300            3,300
 Noblesville Economic Development
  Revenue Bonds, Series PJ-2003B (AMT),
  Princeton Lakes Apartments
  (FHLB of Indiana LOC),
  Series PJ-2003A
  1.11%, 4/7/04                                                                   8,900            8,900
  Series PJ-2003B
  1.16%, 4/7/04                                                                   1,100            1,100
 North Vernon Economic Development
  Revenue Bonds (AMT), Oak Meadows
  Apartments Project,
  1.17%, 4/7/04                                                                   3,090            3,090
 Shelby Eastern School Building Corp. VRDB,
  Wachovia MERLOTS Series 2001-A84
  (FGIC Insured), (1)
  1.10%, 4/7/04                                                                   2,000            2,000
 Sullivan PCR VRDB, Series 1985L3,
  Hoosier Energy Rural Electric
  Cooperative Project (Natural Rural Utilities
  Cooperative Finance Co. Gtd.),
  1.05%, 4/7/04                                                                   1,300            1,300
 Tippecanoe County PCR Bonds (AMT),
  Caterpillar, Inc. Project,
  1.22%, 4/7/04                                                                   8,750            8,750
--------------------------------------------------------------------------------------------------------
                                                                                                 157,793
--------------------------------------------------------------------------------------------------------
IOWA - 0.4%
 Iowa Finance Authority Single Family
  Revenue Bonds (AMT), Wachovia MERLOTS
  Series 2002-A46, (1)
  1.15%, 4/7/04                                                                  $4,045           $4,045
 Iowa Finance Authority Retirement Community
  Revenue Bonds, Series 2003A, Deerfield
  Retirement (LaSalle Bank LOC),
  1.02%, 4/7/04                                                                   4,400            4,400
 Iowa Finance Authority Retirement Community,
  Series 2004, Western Home Community's
  Project (U.S. Bank LOC),
  1.10%, 4/7/04                                                                   3,000            3,000
 Iowa Higher Education Authority Private College
  VRDB, Series 2003, Des Moines University Project
  (Allied Irish Bank LOC),
  1.17%, 4/1/04                                                                   5,000            5,000
 Iowa Higher Education Authority VRDB, Series 2003,
  Graceland College (Bank of America LOC),
  1.10%, 4/7/04                                                                   1,900            1,900
 Iowa Higher Education Authority Private
  College Facilities VRDB, Series 2000, Grand View
  Project (U.S. Bank LOC),
  1.17%, 4/1/04                                                                   2,135            2,135
--------------------------------------------------------------------------------------------------------
                                                                                                  20,480
--------------------------------------------------------------------------------------------------------
KANSAS - 0.3%
 Kansas Development Finance Authority VRDB,
  Series 2001 (AMT), Oak Ridge Park II Apartments
  Project (FHLB LOC),
  1.22%, 4/7/04                                                                   3,650            3,650
 Kansas State Department of Transportation
  Highway Revenue VRDB,
  Eagle Series 20001601, (1)
  1.08%, 4/7/04                                                                   5,975            5,975
 Witchita Airport Facilities Revenue VRDB,
  Series VIII 2003 (AMT), Flight Safety
  International, Inc (Berkshire Hathaway Inc. Gtd.),
  1.11%, 4/7/04                                                                   4,500            4,500
--------------------------------------------------------------------------------------------------------
                                                                                                  14,125
--------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 40 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

KENTUCKY - 1.7%
 Carroll County Solid Waste Disposal
  Revenue VRDB (AMT), Celotex Corp.
  (Citibank LOC),
  1.09%, 4/7/04                                                                  $7,890           $7,890
 Carroll County Solid Waste Disposal Revenue
  Bonds (AMT), BPB Acquisition Project
  (Citibank LOC),
  1.09%, 4/7/04                                                                   4,000            4,000
 Clark County Industrial Building Revenue VRDB,
  Series 1996 (AMT), Bluegrass Art Cast Project
  (Bank One LOC),
  1.24%, 4/7/04                                                                   1,855            1,855
 Fort Mitchell Kentucky League of Cities,
  Series 2002A, Trust Lease Program
  (U.S. Bank LOC),
  1.04%, 4/7/04                                                                   1,850            1,850
 Franklin County G.O. Refunding Notes, Series 2001
  (Bank One LOC),
  1.12%, 4/7/04                                                                   4,800            4,800
 Henderson County VRDB, Series 2002B1,
  Kentucky Hospital Association Health Facilities
  (Branch Banking & Trust Co. LOC),
  1.12%, 4/7/04                                                                   9,005            9,005
 Henderson County Revenue Bond,
  Murray-Calloway County Public Hospital Project,
  1.12%, 4/7/04                                                                   5,250            5,250
 Kentucky Association of Counties TRAN,
  Series 2003,
  2.00%, 6/30/04                                                                 20,000           20,054
 Kentucky Development Finance Authority
  Revenue Bonds (AMT), Republic Services, Inc.
  Project (Bank of America LOC),
  1.09%, 4/7/04                                                                   8,500            8,500
 Kentucky Development Finance Authority
  Revenue Bonds, Series 2003 (AMT),
  Republic Services, Inc. Project (Bank One LOC),
  1.09%, 4/7/04                                                                   6,175            6,175
 Kentucky Housing Corp. Revenue Bonds (AMT),
  Wachovia MERLOTS Series 2000-B9, (1)
  1.15%, 4/7/04                                                                   8,440            8,440
--------------------------------------------------------------------------------------------------------
                                                                                                  77,819
--------------------------------------------------------------------------------------------------------
LOUISIANA - 1.4%
 Ascension Parish Revenue VRDB (AMT),
  BASF Corp. Project (BASF Corp. Gtd.),
  Series 1995,
  1.21%, 4/1/04                                                                    $300             $300
  Series 1997,
  1.21%, 4/1/04                                                                   6,000            6,000
  Series 1998,
  1.21%, 4/1/04                                                                  10,000           10,000
 Jefferson Parish Economic Development
  Corp. VRDB, Series 2000 (AMT),
  Walle Corp. Project (Bank One LOC),
  1.24%, 4/7/04                                                                   4,700            4,700
 Jefferson Parish Home Mortgage Authority
  Bonds (AMT), Merrill Lynch P-Floats
  Series PT-264, (1)
  1.12%, 4/7/04                                                                   2,620            2,620
 Jefferson Parish Home Mortgage Authority
  SFM Revenue Bonds (AMT),
  Wachovia MERLOTS Series 2001-A79
  (FNMA Gtd.), (1)
  1.15%, 4/7/04                                                                   3,895            3,895
 Louisiana Environment Facilities Development
  Bonds VRDB, Series 2004, Sacred Heart Project
  (SunTrust Bank LOC),
  1.10%, 4/7/04                                                                   1,000            1,000
 Louisiana Housing Finance Agency Mortgage
  Revenue VRDB, Merrill Lynch P-Floats
  Series PT-634 (Colld. by FNMA Securities), (1)
  1.14%, 4/7/04                                                                   4,495            4,495
 Louisiana Public Facilities Authority Multifamily
  Housing Revenue VRDB, Series 2002,
  Huntington Park Apartments
  (Colld. by FNMA Securities),
  1.12%, 4/7/04                                                                   4,050            4,050
 Louisiana Public Facilities Authority
  Revenue Bonds, Series 2001,
  Pennington Medical Foundation Project
  (Bank One LOC),
  1.05%, 4/7/04                                                                   8,740            8,740

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 41 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

LOUISIANA - 1.4% - (CONTINUED)
 Louisiana State Offshore Terminal Authority
  Deepwater Revenue Bonds, Series 2003B,
  (Bank One LOC),
  1.08%, 4/7/04                                                                  $5,700           $5,700
 Louisiana State Offshore Terminal Authority
  Storage Revenue Bonds, Series 2003A,
  Loop LLC Project (SunTrust Bank LOC),
  1.10%, 4/1/04                                                                  15,150           15,150
--------------------------------------------------------------------------------------------------------
                                                                                                  66,650
--------------------------------------------------------------------------------------------------------
MAINE - 0.3%
 Maine State Housing Authority Mortgage
  Purchase VRDB, Series 1998F2 (AMT), (1)
  1.22%, 4/7/04                                                                   9,995            9,995
 Maine State Turnpike Authority Revenue Bonds,
  Eagle Trust Series 200001901 (FGIC Insured), (1)
  1.08%, 4/7/04                                                                   3,000            3,000
--------------------------------------------------------------------------------------------------------
                                                                                                  12,995
--------------------------------------------------------------------------------------------------------
MARYLAND - 0.9%
 Baltimore County Dunfield Townhouses VRDB,
  Series 2003, Roaring Fork Trust Receipts
  (Colld. by GNMA Securities), (1)
  1.17%, 4/7/04                                                                  10,025           10,025
 Maryland Housing Department North Vista
  Apartments VRDB, Series 2003, Roaring Fork
  Trust Receipts (AMBAC Insured), (1)
  1.22%, 4/7/04                                                                   9,780            9,780
 Maryland State Community Development
  Administration Department of Housing &
  Community Development Revenue Bonds (AMT),
  Wachovia MERLOTS Series 2000, (1)
  1.15%, 4/7/04                                                                   6,170            6,170
 Maryland State Economic Development Corp.
  Revenue Bonds (AMT), Unisite Design, Inc.
  (Mellon Bank LOC),
  1.30%, 4/7/04                                                                   1,955            1,955
 Montgomery IDA CP, Series 1996, Exelon Corp.
  Project (Wachovia Bank LOC),
  0.95%, 9/3/04                                                                   9,800            9,800
 Northeast Maryland Waste Disposal Authority
  Revenue Bonds, Reserve Eagle Trust
  Series 96C2001 (MBIA Insured), (1)
  1.08%, 4/7/04                                                                  $4,385           $4,385
--------------------------------------------------------------------------------------------------------
                                                                                                  42,115
--------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 0.2%
 Brockton Housing Development Corp. VRDN,
  Series 1992A, Lehman Floating Rate Trust
  Receipts Series 2002-L48 (FNMA Gtd.), (1)
  1.08%, 4/7/04                                                                   2,845            2,845
 Massachusetts State Development Finance
  Agency VRDN, Series 1999,
  Waste Management, Inc. Project
  (SunTrust Bank LOC),
  1.11%, 4/7/04                                                                   5,500            5,500
--------------------------------------------------------------------------------------------------------
                                                                                                   8,345
--------------------------------------------------------------------------------------------------------
MICHIGAN - 3.7%
 Avondale School District VRDB, Series 2003,
  Citigroup ROCS RR II R 2047 (Citigroup LOC), (1)
  1.08%, 4/7/04                                                                   6,460            6,460
 Detroit Sewage Disposal System VRDN,
  Series 2000A, Wachovia MERLOTS
  (FGIC Insured), (1)
  1.10%, 4/7/04                                                                   6,800            6,800
 Farmington Hills Hospital Finance Authority
  Revenue Bonds, Series 1991, Botsford General
  Hospital (MBIA Insured),
  1.17%, 4/1/04                                                                   3,350            3,350
 Germantown IDR VRDB, Series 1999 (AMT),
  Great Lakes Packaging Corp.
  (Marshall & Ilsley Bank LOC),
  1.18%, 4/7/04                                                                   2,090            2,090
 Jackson County Economic Development
  Corp. VRDN, Series 2000 (AMT),
  Kellog Crankshaft Co. Project
  (Comerica Bank LOC),
  1.15%, 4/7/04                                                                   4,435            4,435

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 42 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

MICHIGAN - 3.7% - (CONTINUED)
 Jackson County Economic Development
  Corp. VRDN, Series 1999 (AMT),
  Production Saw & Machine Co.
  (Comerica Bank LOC),
  1.15%, 4/7/04                                                                  $3,470           $3,470
 Kentwood Economic Development Corp. VRDB,
  Series 2002, Holland Home Obligated Group
  (LaSalle Bank LOC),
  1.02%, 4/7/04                                                                   3,500            3,500
 Michigan State Building Authority
  Commercial Paper Notes, Series 3,
  (Bank of New York LOC),
  0.98%, 6/10/04                                                                 20,000           20,000
 Michigan G.O. Notes, Series 2004A,
  2.00%, 9/30/04                                                                 50,000           50,253
 Michigan Municipal Bond Authority
  Revenue Notes, Series 2003B2
  (JP Morgan Chase Bank LOC),
  2.00%, 8/23/04                                                                  5,000            5,019
 Michigan State Hospital Authority Revenue
  Bonds VRDB, Series 1999A,
  Covenant Retirement (LaSalle Bank LOC),
  1.02%, 4/7/04                                                                     400              400
 Michigan State Housing Development
  Authority Revenue VRDB, Series 1999 (AMT),
  Baldwin Villas (Comerica Bank LOC),
  1.15%, 4/7/04                                                                   4,810            4,810
 Michigan State Strategic Fund VRDB,
  Series 2002 (AMT), Pioneer Labs, Inc. Project
  (Bank One LOC),
  1.09%, 4/7/04                                                                   1,400            1,400
 Michigan State Strategic Fund VRDN,
  Series 2001 (AMT), Plymouth Packaging
  Project (Comerica Bank LOC),
  1.15%, 4/7/04                                                                   3,785            3,785
 Michigan State Strategic Fund VRDN,
  Electro-Chemical Finishing Project
  (Bank One LOC),
  1.24%, 4/7/04                                                                   4,500            4,500
 Michigan State Strategic Fund VRDN,
  Series 2001 (AMT), Behr Systems Project
  (Bank One LOC),
  1.24%, 4/7/04                                                                  $3,300           $3,300
 Michigan State Strategic Fund VRDB,
  Series 2001 (AMT), Roesler Metal Finishing
  Project (Standard Federal Bank LOC),
  1.11%, 4/7/04                                                                   5,250            5,250
 Michigan State Strategic Fund VRDN,
  Series 2001 (AMT), Advanced Tooling System
  Project (Bank One LOC),
  1.24%, 4/7/04                                                                   4,010            4,010
 Michigan State Strategic Fund VRDN (AMT),
  Serta Restokraft Mattress Co. Project
  (Comerica Bank LOC),
  1.15%, 4/7/04                                                                   4,195            4,195
 Michigan State Strategic Fund VRDN,
  Series 1999 (AMT), Great Lakes Metal Stamping
  (Bank One LOC),
  1.27%, 4/7/04                                                                   1,800            1,800
 Michigan Strategic Fund VRDN,
  Series 2001 (AMT), Mold Masters Co. Project
  (Bank One LOC),
  1.37%, 4/7/04                                                                   4,400            4,400
 Michigan State Strategic Fund Limited Obligation
  VRDN (AMT), Dirksen Screw Co. Project
  (Bank One LOC),
  1.15%, 4/7/04                                                                   3,000            3,000
 Michigan State Strategic Fund Limited Obligation
  Revenue Bonds (AMT), Grand Haven Plastics
  Project (Bank One LOC),
  1.24%, 4/7/04                                                                   4,700            4,700
 Michigan State Strategic Fund Limited Obligation
  Revenue Bonds (AMT), Leader Dogs for the
  Blind Project (Comerica Bank LOC),
  1.05%, 4/7/04                                                                   3,250            3,250
 Michigan State Strategic Fund Limited Obligation
  Revenue Bonds (AMT), Corlett-Turner Co.
  Project (Comerica Bank LOC),
  1.15%, 4/7/04                                                                   2,255            2,255

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 43 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

MICHIGAN - 3.7% - (CONTINUED)
 Michigan State Strategic Fund Limited Obligation
  Revenue Bonds (AMT), Alphi Manufacturing, Inc.
  Project (Bank One LOC),
  1.24%, 4/7/04                                                                  $3,100           $3,100
 Michigan State Strategic Fund Limited Obligation
  Revenue Bonds, Series 1998 (AMT),
  GT USA LLC Project (Comerica Bank LOC),
  1.15%, 4/7/04                                                                   3,290            3,290
 Michigan State Strategic Fund Variable Limited
  Obligation Revenue Bonds (AMT),
  NYX Technologies LLC Project
  (Comerica Bank LOC),
  1.15%, 4/7/04                                                                   7,050            7,050
 Oakland County Economic Development Corp.
  VRDN, Series 1998 (AMT), Richard Tool &
  Die Corp. Project (Comerica Bank LOC),
  1.15%, 4/7/04                                                                   4,835            4,835
--------------------------------------------------------------------------------------------------------
                                                                                                 174,707
--------------------------------------------------------------------------------------------------------
MINNESOTA - 1.7%
 Arden Hills Housing & Healthcare Facilities
  Revenue Bond Presbyterian Homes
  (U.S. Bank LOC), Series 1999A,
  1.17%, 4/1/04                                                                   3,598            3,598
  Series 1999B,
  1.17% 4/1/04                                                                    2,974            2,974
 Austin Housing and Redevelopment
  Authority VRDB, Series 2004A,
  Cedars of Austin Project (LaSalle Bank LOC),
  1.10%, 4/7/04                                                                   2,000            2,000
 Brooklyn Center Revenue VRDB, Series 2001,
  Brookdale Corp II Project (U.S. Bank LOC),
  1.17%, 4/1/04                                                                   1,600            1,600
 Dakota County Development Authority VRDB,
  Series 2003, Brentwood Hills Apartments
  Project (LaSalle Bank LOC),
  1.22%, 4/1/04                                                                   5,000            5,000
 Dakota County Development Agency Single
  Family VRDB (AMT), Merrill Lynch
  P-Floats PT-627 (AIG Matched Funding GIC), (1)
  1.13%, 4/7/04                                                                   7,245            7,245
 Duluth Economic Development Authority
  Healthcare Facilities VRDB, Series 1997,
  Miller-Dawn Medical Center Project
  (U.S. Bank LOC),
  1.17%, 4/1/04                                                                  $2,700           $2,700
 Eden Prairie VRDB, Series 2003 (AMT),
  Eden Prairie Leased Housing Association Project
  (LaSalle Bank LOC),
  1.15%, 4/7/04                                                                   7,500            7,500
 Minneapolis VRDB, Series 2000, People Serving
  People Project (U.S. Bank LOC),
  1.17%, 4/1/04                                                                   4,825            4,825
 Minneapolis Multifamily Housing VRDB,
  Series 2002 (AMT), Second Street Acquisition
  Project (LaSalle Bank LOC),
  1.15%, 4/7/04                                                                   2,780            2,780
 Minnesota School District TRAN, Series 2003A,
  1.75%, 8/27/04                                                                  4,000            4,013
 Minnesota Water PCR VRDB, Series 2002A,
  Wachovia MERLOTS Series 2003-B06, (1)
  1.10%, 4/7/04                                                                   9,990            9,990
 Northfield Multifamily Housing Revenue Bonds,
  Series 2003A, Summerfield
  Investments LLC (LaSalle Bank LOC),
  1.15%, 4/7/04                                                                   1,865            1,865
 Ramsey County Housing & Redevelopment
  Authority VRDB, Series 2003A (AMT),
  Gateway Apartments Partnership Project
  (LaSalle Bank LOC),
  1.15%, 4/7/04                                                                  13,000           13,000
 Ramsey County Housing & Redevelopment
  Authority VRDB, St. Paul Leased Housing
  Association (LaSalle Bank LOC),
  Series 2002 (AMT),
  1.15%, 4/7/04                                                                   6,950            6,950
  Series 2003 (AMT),
  1.15%, 4/7/04                                                                   1,600            1,600
 Robbinsdale Multifamily Housing Revenue Bonds,
  Series 2004A (AMT) (LaSalle Bank LOC),
  1.15%, 4/7/04                                                                   2,545            2,545

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 44 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

MINNESOTA - 1.7% - (CONTINUED)
 Winona Port Authority IDR VRDB,
  Series 2001A (AMT), Bay State Milling Co.
  Project (Harris Bank & Trust LOC),
  1.17%, 4/7/04                                                                  $1,795           $1,795
--------------------------------------------------------------------------------------------------------
                                                                                                  81,980
--------------------------------------------------------------------------------------------------------
MISSISSIPPI - 1.2%
 Clairborne County PCR CP, Series 1985G2
  (National Rural Utilities Cooperative
  Finance Co. Gtd.),
  1.17%, 5/17/04                                                                  7,700            7,700
 Jackson Redevelopment Authority VRDB,
  Jackson Medical Mall Foundation Project
  (Bank One LOC),
  1.05%, 4/7/04                                                                   4,710            4,710
 Medical Center Education Building VRDB,
  Adult Hospital Project (AMBAC Insured),
  1.01%, 4/1/04                                                                   8,450            8,450
 Mississippi Business Finance Corp.
  Solid Waste Disposal Revenue Bonds,
  Series 2003, Waste Management, Inc. Project
  (Fleet National Bank LOC),
  1.13%, 4/7/04                                                                   5,000            5,000
 Mississippi Home Corp. Multifamily Housing
  Revenue Bonds, Series 2001-2 (AMT),
  Chapel Ridge Apartments (Regions Bank LOC),
  1.14%, 4/7/04                                                                   6,300            6,300
 Mississippi Home Corp. Single Family Revenue
  VRDB, Series 2001A8 (AMT) (GNMA Gtd.), (1)
  1.15%, 4/7/04                                                                  12,170           12,170
 Mississippi Home Corp. Single Family Revenue
  VRDB (AMT), Merrill Lynch P-Floats PT-218B
  (Colld. by Mississippi Home Corp.), (1)
  1.12%, 4/7/04                                                                   3,540            3,540
 Mississippi Home Corp. SFM VRDB,
  Series 2002C2 (AMT), Lehman Floating Rate
  Trust Receipts Series 2002L47, (1)
  1.13%, 4/7/04                                                                   7,345            7,345
--------------------------------------------------------------------------------------------------------
                                                                                                  55,215
--------------------------------------------------------------------------------------------------------
MISSOURI - 2.3%
 Blue Springs IDA VRDB, Series 2002A,
  Autumn Place Apartments (FNMA Gtd.),
  1.07%, 4/7/04                                                                  $2,250           $2,250
 Missouri State Development Finance Board
  Infrastructure Facilities VRDB, Series 2000C,
  St. Louis Convention Center (U.S. Bank LOC),
  1.17%, 4/1/04                                                                   7,600            7,600
 Missouri Development Finance Board Lease
  Revenue Bond, Series 2003, Missouri
  Association Municipal Utilities (U.S. Bank LOC),
  1.17%, 4/1/04                                                                   8,275            8,275
 Missouri State Health & Education Authority
  Revenue Bonds, Lutheran Senior Services,
  1.05%, 4/7/04                                                                  22,600           22,600
 Missouri Health & Educational Facilities VRDB,
  Series 2002A, Christian Brothers (U.S. Bank LOC),
  1.17%, 4/1/04                                                                     800              800
 Missouri Health & Educational Facilities VRDB,
  Series 1999, Drury College Project
  (U.S. Bank LOC),
  1.17%, 4/1/04                                                                  13,855           13,855
 Missouri Housing Development Community
  SFM Revenue Bonds (AMT),
  Wachovia MERLOTS Series 2001-A81
  (Colld. by U.S. Government Securities), (1)
  1.15%, 4/7/04                                                                   3,275            3,275
 Missouri Housing Development Community
  Mortgage Revenue Bonds, Series 1994A (AMT),
  Merrill Lynch P-Floats PA-116, (1)
  1.14%, 4/7/04                                                                     860              860
 Missouri State Housing Development Commission
  Revenue VRDN (AMT), Merrill Lynch P-Floats
  PT-460 (GNMA Gtd.), (1)
  1.12%, 4/7/04                                                                   4,920            4,920
 Missouri State Housing Development Single
  Family Revenue, Series 2004 (AMT)
  (General Electric Capital Corp. GIC),
  1.09%, 2/28/05                                                                 31,175           31,175

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 45 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

MISSOURI - 2.3% - (CONTINUED)
 St. Charles Industrial Development Authority
  VRDB, Series 2004 (AMT), Peine Lakes
  Apartments (Wachovia Bank LOC),
  1.11%, 4/7/04                                                                  $2,150           $2,150
 St. Louis City IDA VRDB, Series 1995 (AMT),
  Whispering Lakes Apartment Project
  (Colld. by FNMA Securities),
  1.12%, 4/7/04                                                                   7,435            7,435
 St. Louis City IDA VRDB, Series 1997 (AMT),
  Black Forest Apartment Project
  (Colld. by FNMA Securities),
  1.12%, 4/7/04                                                                   4,000            4,000
--------------------------------------------------------------------------------------------------------
                                                                                                 109,195
--------------------------------------------------------------------------------------------------------
MONTANA - 0.1%
 Montana Board of Housing Single Family Revenue
  Bonds (AMT), Wachovia MERLOTS 02-19A, (1)
  1.15%, 4/7/04                                                                   3,020            3,020
--------------------------------------------------------------------------------------------------------
NEBRASKA - 0.3%
 Douglas County School District G.O., Series 2003,
  Citigroup ROCS RR II R Series 4058, (1)
  1.08%, 4/7/04                                                                   2,415            2,415
 Lincoln Electric System VRDB, Series 2001,
  Wachovia MERLOTS Series 2003-B01, (1)
  1.10%, 4/7/04                                                                  11,315           11,315
 Nebraska Investment Finance Authority Revenue
  Bonds, Series 2000E (AMT) (GNMA Gtd.), (1)
  1.15%, 4/7/04                                                                   1,475            1,475
 Nebraska Investment Finance Authority Single
  Family Housing Revenue Bonds (AMT),
  Wachovia MERLOTS Series 2001-A12
  (Colld. by FNMA Securities), (1)
  1.15%, 4/7/04                                                                   1,070            1,070
--------------------------------------------------------------------------------------------------------
                                                                                                  16,275
--------------------------------------------------------------------------------------------------------
NEVADA - 0.7%
 Clark County IDA VRDB, Series 2003A, Southwest
  Gas Corp. Project (Fleet National Bank LOC),
  1.12%, 4/7/04                                                                  12,250           12,250
 Clark County Schools Revenue Bonds, Citicorp
  Eagle Trust Series 982801 (FSA Corp. Insured),
  1.08%, 4/7/04                                                                   4,800            4,800
 Las Vegas Valley Water District Sewer G.O. CP,
  0.95%, 6/8/044                                                                  6,000            6,000
 Nevada Housing SFM Revenue Bonds (AMT),
  Wachovia MERLOTS Series 2000-A7, (1)
  1.15%, 4/7/04                                                                  $1,880           $1,880
 Nevada State VRDB, Series 1997SGB31
  (FGIC Insured), (1)
  1.08%, 4/7/04                                                                   9,100            9,100
--------------------------------------------------------------------------------------------------------
                                                                                                  34,030
--------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE - 0.4%
 New Hampshire Health & Education Facilities
  Authority Revenue Bonds, Bishop Guertin High
  School (Allied Irish Bank LOC),
  1.08%, 4/7/04                                                                   6,200            6,200
 New Hampshire Health & Education
  Facilities VRDB, New Hampshire Medical Center
  (Fleet National Bank LOC),
  1.08%, 4/7/04                                                                     285              285
 New Hampshire Housing Finance Authority
  SFM Bonds (AMT), Wachovia MERLOTS
  Series 2001-A82, (1)
  1.15%, 4/7/04                                                                   1,785            1,785
 New Hampshire PCR Multi-Modal CP, Series 1990A,
  New England Power Co. Project (New England
  Power Co. Gtd.),
  1.08%, 7/15/04                                                                 10,000           10,000
--------------------------------------------------------------------------------------------------------
                                                                                                  18,270
--------------------------------------------------------------------------------------------------------
NEW JERSEY - 0.2%
 New Jersey Housing & Mortgage Finance Agency,
  Series 2003EE, Home Buyer (MBIA Insured),
  1.10%, 4/1/04                                                                   7,000            7,000
 New Jersey EDA VRDB, Series A (AMT)
  (Washington Mutual Bank LOC),
  1.22%, 4/7/04                                                                   2,215            2,215
--------------------------------------------------------------------------------------------------------
                                                                                                   9,215
--------------------------------------------------------------------------------------------------------
NEW MEXICO - 0.3%
 New Mexico Educational Assistance Foundation
  Revenue Bonds (AMT), Wachovia MERLOTS
  Series 2002-A26, (1)
  1.15%, 4/7/04                                                                   9,160            9,160
 New Mexico SFM Finance Authority VRDN,
  Series 2001A9, First Union TOB
  (Colld. by FNMA Securities), (1)
  1.15%, 4/7/04                                                                   1,860            1,860

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 46 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

NEW MEXICO - 0.3% - (CONTINUED)
 New Mexico SFM Finance Authority VRDN,
  Series B2 PT-196 (AMT)
  (Colld. by GNMA Securities), (1)
  1.12%, 4/7/04                                                                  $3,430           $3,430
--------------------------------------------------------------------------------------------------------
                                                                                                  14,450
--------------------------------------------------------------------------------------------------------
NEW YORK - 0.4%
 New York State Mortgage Agency Revenue Bonds,
  Series 2002-33B (AMT),
  1.13%, 4/2/04                                                                  14,210           14,210
 Uster County BAN,
  Series 2003,
  1.75%, 6/11/04                                                                  6,500            6,509
--------------------------------------------------------------------------------------------------------
                                                                                                  20,719
--------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 1.3%
 Buncombe County G.O. Bonds, Series 2002B,
  1.06%, 4/7/04                                                                   2,400            2,400
 Capital Region Airport Commission Passenger
  Facilities Charges Revenue VRDB (AMT)
  (Wachovia Bank LOC),
  1.15%, 4/7/04                                                                   3,140            3,140
 Catawba County IDR PCR Bonds, Series 1996
  (AMT), Hooker Furniture Corp. Project
  (Bank of America LOC),
  1.15%, 4/7/04                                                                   6,400            6,400
 Columbus County Industrial Facilities PCR VRDB,
  Series 1998 (AMT), Conflandey, Inc. Project
  (Banque Nationale de Paris LOC),
  1.20%, 4/7/04                                                                   2,200            2,200
 Mecklenburg County IDR PCR VRDB, Series 1996
  (AMT), SteriGenics International Project
  (Bank One LOC),
  1.10%, 4/7/04                                                                   1,600            1,600
 North Carolina Medical Care VRDB, Wachovia
  MERLOTS Series 2001-A39 (GNMA Gtd.), (1)
  1.10%, 4/7/04                                                                   4,275            4,275
 North Carolina Medical Care VRDB, Series 2002,
  Southminster (Wachovia Bank LOC),
  1.01%, 4/7/04                                                                   7,315            7,315
 North Carolina Medical Care VRDB,
  Series 1998, Lutheran Services For Aging
  (Branch Banking & Trust Co. LOC),
  1.02%, 4/7/04                                                                  $2,500           $2,500
 Sampson County Industry Facilities Pollution
  Control Financing, Series 2003, Samson County
  Disposal LLC Project (Wachovia Bank LOC),
  1.11%, 4/7/04                                                                   3,500            3,500
 Union County IDR Bonds, Series 2000 (AMT),
  C & M No. 1 Investment Partnership Project
  (Bank of America LOC),
  1.15%, 4/7/04                                                                   2,200            2,200
 Wake County Public Improvement Revenue Bonds,
  Series 2003B
  1.75%, 4/1/04                                                                   8,000            8,000
  Series 2003C,
  1.75%, 4/1/04                                                                  16,000           16,000
--------------------------------------------------------------------------------------------------------
                                                                                                  59,530
--------------------------------------------------------------------------------------------------------
NORTH DAKOTA - 0.4%
 North Dakota State Housing Finance Agency
  Revenue Bonds Home Mortgage,
  Series 2003B (AMT),
  1.07%, 4/7/04                                                                   5,000            5,000
 North Dakota State Housing Finance Agency
  Revenue Bonds (AMT),
  Merrill Lynch P-Floats PT-1189, (1)
  1.12%, 4/7/04                                                                   2,765            2,765
 Oliver County PCR VRDB, Wachovia MERLOTS
  Series 2003-B07 (AMBAC Insured), (1)
  1.10%, 4/7/04                                                                   5,985            5,985
 Ward County Health Care Facilities VRDB,
  Series 2002A, Trinity Obligation Group
  (U.S. Bank LOC),
  1.17%, 4/1/04                                                                   3,200            3,200
--------------------------------------------------------------------------------------------------------
                                                                                                  16,950
--------------------------------------------------------------------------------------------------------
OHIO - 1.1%
 Cincinnati Water System Revenue Bonds,
  Series 2003, Citigroup ROCS II R 212
  (FSA Corp. Insured), (1)
  1.08%, 4/7/04                                                                   7,000            7,000

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 47 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

OHIO - 1.1% - (CONTINUED)
 Clinton County Hospital Revenue VRDB,
  Series 2003A1, HB Magruder Memorial Hospital
  Project (Fifth Third Bank LOC),
  1.12%, 4/7/04                                                                  $6,305           $6,305
 Clinton County Hospital Revenue VRDB,
  Series 2002A1, Memorial Hospital Project
  (Fifth Third Bank LOC),
  1.12%, 4/7/04                                                                   1,215            1,215
 Clinton County Hospital Revenue VRDB,
  Series 2003D, Kettering Medical Center
  Osteopathic Service (Fifth Third Bank LOC),
  1.12%, 4/7/04                                                                   1,900            1,900
 Franklin County Hospital Revenue Bonds,
  Series 2001 II-R-55, Smith Barney ROC, (1)
  1.08%, 4/7/04                                                                  10,500           10,500
 New Albany Community Authority Revenue
  Refunding Bonds, Series 2004, Infrastructure
  Improvement (Key Bank LOC),
  1.02%, 4/7/04                                                                   6,050            6,050
 Ohio State G.O. Bonds,
  Citigroup ROCS Series RR II R 4037, (1)
  1.08%, 4/7/04                                                                   7,605            7,605
 Ohio State Solid Waste Revenue Bonds,
  Series 2003 (AMT), Republic Services, Inc.
  Project (Bank One LOC),
  1.09%, 4/7/04                                                                   3,900            3,900
 State of Ohio PCR Bonds (AMT), Ross Incineration
  Services Project (Bank One LOC),
  1.37%, 4/7/04                                                                   1,115            1,115
 Summit County IDR Bonds (AMT),
  Arch Aluminum & Glass Co., Inc.
  (Comerica Bank LOC),
  1.15%, 4/7/04                                                                   4,000            4,000
 Toledo City Services Special Assessment Notes,
  Series 2003,
  1.05%, 4/7/04                                                                   3,500            3,500
--------------------------------------------------------------------------------------------------------
                                                                                                  53,090
--------------------------------------------------------------------------------------------------------
OKLAHOMA - 1.8%
 Broken Bow Economic Development VRDB,
  Series 2003A (AMT), Solid Waste Huber Project
  (SunTrust Bank LOC),
  1.13%, 4/7/04                                                                   5,000            5,000
 Edmond Economic Development Authority Student
  Housing Revenue VRDB, Series 2001A
  (Wachovia Bank LOC),
  1.05%, 4/7/04                                                                  $2,000           $2,000
 Garfield County Industrial Authority Revenue Bonds,
  Series A, Oklahoma Gas and Electric Co. Project,
  1.23%, 4/7/04                                                                  22,300           22,300
 Oklahoma Development Finance Authority Hospital
  Revenue VRDB, Series 2000, Deaconess Health
  Care Corp. Project (KBC Bank LOC),
  1.12%, 4/7/04                                                                     195              195
 Oklahoma HFA SFM Revenue VRDB, Series 1996B
  (AMT), Merrill Lynch P-Floats PT-78, (1)
  1.14%, 4/7/04                                                                     570              570
 Oklahoma HFA SFM Revenue VRDB, Series 2000D2
  (AMT), Merrill Lynch P-Floats PT-462,
  Home Ownership Loan Program (GNMA Gtd.), (1)
  1.12%, 4/7/04                                                                   2,610            2,610
 Oklahoma Water Resources Board State Loan
  Program Revenue Bonds, Series 1994A,
  0.87%, 4/15/04                                                                  9,000            9,000
 Tulsa County Industrial Authority Capital
  Improvement Revenue Bonds, Series 2003A,
  1.13%, 5/17/04                                                                 24,000           24,000
 Tulsa Airports Improvement Variable Rate
  Certificates, Series B1(AMT)(MBIA Insured), (1)
  1.22%, 4/7/04                                                                   6,495            6,495
  Series B2,
  1.17%, 4/7/04                                                                  14,190           14,190
--------------------------------------------------------------------------------------------------------
                                                                                                  86,360
--------------------------------------------------------------------------------------------------------
OREGON - 0.8%
 Metropolitan Service District VRDN (AMT),
  Riedel Compost Waste Disposal (U.S. Bank LOC),
  1.20%, 4/7/04                                                                   1,100            1,100
 Oregon Economic Development Revenue VRDB,
  Series 176 (AMT), Cascade Steel Rolling Mills
  Project (Wells Fargo Bank LOC),
  1.12%, 4/7/04                                                                   7,700            7,700
 Oregon Health Housing Education & Cultural
  Facilities Authority VRDB, Evangelical Lutheran
  Good Samaritan (U.S. Bank LOC),
  1.10%, 4/7/04                                                                   3,200            3,200

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 48 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

OREGON - 0.8% - (CONTINUED)
 Oregon State Facilities Authority VRDB,
  Series 2002A, Hazelden Springbrook Project
  (Allied Irish Bank LOC),
  1.10%, 4/7/04                                                                  $3,700           $3,700
 State of Oregon Revenue VRDN, Series 181 (AMT),
  Oregon Metal Slitters, Inc. (KeyBank LOC),
  1.11%, 4/7/04                                                                   6,250            6,250
 Washington County Multifamily Housing VRDB,
  Series 1995 (AMT), Cedar Mills Project
  (Manufacturers & Traders Bank LOC),
  1.22%, 4/7/04                                                                  16,900           16,900
--------------------------------------------------------------------------------------------------------
                                                                                                  38,850
--------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 0.5%
 Allegheny County Hospital Development Authority,
  Series 1988B2, Presbyterian University Hospital
  (Bank One LOC),
  1.05%, 4/7/04                                                                   1,580            1,580
 Beaver County IDA Environmental VRDB,
  Series 1997 (AMT), BASF Corp. Project
  (BASF Corp. Gtd.),
  1.21%, 4/1/04                                                                  10,800           10,800
 Delaware Valley Regional Financing Authority
  Local Government Revenue VRDN, Merrill Lynch
  P-Floats PT-152 (AMBAC Insured), (1)
  1.08%, 4/7/04                                                                   9,305            9,305
--------------------------------------------------------------------------------------------------------
                                                                                                  21,685
--------------------------------------------------------------------------------------------------------
RHODE ISLAND - 0.4%
 Rhode Island Student Loan Authority VRDB,
  Series 1996-2 (AMT), Student Loan Program
  (State Street Bank & Trust LOC),
  1.09%, 4/7/04                                                                   4,800            4,800
 Warwick Bond Anticipation Notes, Series 2004,
  1.50%, 1/20/05                                                                 15,000           15,050
--------------------------------------------------------------------------------------------------------
                                                                                                  19,850
--------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 0.6%
 Cherokee County IDR VRDB, Series 1989 (AMT),
  Oshkosh Truck Corp. Project
  (Bank of America LOC),
  1.20%, 4/7/04                                                                   5,600            5,600
 Oconee County PCR Bonds, Series 1993,
  Duke Energy Corp. (Bank One LOC),
  1.05%, 4/7/04                                                                  $2,000           $2,000
 South Carolina Jobs Economic Development
  Authority Revenue VRDB, Series 2000 (AMT),
  Concept Packaging Group Project
  (Bank of America LOC),
  1.20%, 4/7/04                                                                   1,000            1,000
 South Carolina Jobs Economic Development
  Authority Revenue VRDB, Series 2000 (AMT),
  Giant Cement Holding Inc. (Citibank LOC),
  1.08%, 4/7/04                                                                  11,250           11,250
 South Carolina Jobs Economic Development
  Authority Revenue VRDB, Series 2001 (AMT),
  Pharmaceutical Association Project
  (Wachovia Bank LOC),
  1.16%, 4/7/04                                                                   3,150            3,150
 South Carolina Jobs Economic Development
  Authority Revenue VRDB, Series 2000,
  Republic Services of South Carolina LLC Project
  (SunTrust Bank LOC),
  1.13%, 4/7/04                                                                   4,000            4,000
--------------------------------------------------------------------------------------------------------
                                                                                                  27,000
--------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 0.3%
 Lower Brule Sioux Tribe G.O. VRDB, Series 1999,
  Tribal Purposes (Wells Fargo Bank LOC),
  1.02%, 4/7/04                                                                   1,130            1,130
 South Dakota Economic Development Finance
  Authority Revenue VRDB, Series 1996 (AMT),
  Hastings Filters, Inc. Project
  (Harris Trust & Savings Bank LOC),
  1.12%, 4/7/04                                                                   3,700            3,700
 South Dakota Housing Development Authority
  VRDB, Series 2003C2 (AMT),
  Merrill Lynch P-Floats PT-837,
  (GE Capital Corp. Insured), (1)
  1.13%, 4/7/04                                                                     160              160
 South Dakota Housing Development Authority
  VRDB, Series 2003C2 (AMT),
  Merrill Lynch P-Floats PT-889
  (GE Capital Corp. Insured), (1)
  1.13%, 4/7/04                                                                     585              585

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 49 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE
                                                                                (000S)            (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

SOUTH DAKOTA - 0.3% - (CONTINUED)
 South Dakota Housing Development Authority
  VRDB, Series 2003-11 (AMT),
  State Street Clipper Trust, (1)
  1.17%, 4/7/04                                                                  $9,955           $9,955
--------------------------------------------------------------------------------------------------------
                                                                                                  15,530
--------------------------------------------------------------------------------------------------------
TENNESSEE - 3.3%
 Blount County Public Building Authority VRDB,
  Series A-2-G, Local Public Improvement
  Bonds (AMBAC Insured),
  1.13%, 4/1/04                                                                   1,455            1,455
 Chattanooga Industrial Development Board Lease
  Rent Revenue Bonds, Citicorp Eagle Trust
  Series 20004202 (AMBAC Insured), (1)
  1.08%, 4/7/04                                                                   6,000            6,000
 Chattanooga City, Tennessee 21st Century
  Revenue Bonds, ABN AMRO MuniTops
  Certificates Series 2002-25 (MBIA Insured), (1)
  1.02%, 7/21/04                                                                  7,685            7,685
 Clarksville Public Building Authority Revenue
  Bonds, Series 2001, City of Jackson Loan
  (SunTrust Bank LOC),
  1.02%, 4/7/04                                                                   6,620            6,620
 Gordon County Hospital Authority VRDB,
  Series 1996A, Adventist Health System Sunbelt
  (SunTrust Bank LOC),
  1.17%, 4/7/04                                                                     785              785
 Jackson City Industrial Development Board
  Waste Facilities VRDB, Series 1995 (AMT),
  Florida Steel Corp. Project
  (Bank of America LOC),
  1.15%, 4/7/04                                                                   6,000            6,000
 Loudon IDR VRDB, Series 2002 (AMT),
  Continental Carbonic Products (Bank One LOC),
  1.32%, 4/7/04                                                                   3,500            3,500
 Memphis-Shelby County Airport Authority
  Revenue VRDB, Series 1999C (AMT),
  Wachovia MERLOTS (AMBAC Insured), (1)
  1.15%, 4/7/04                                                                  14,815           14,815
 Metropolitan Government Nashville & Davidson
  Counties Revenue Bonds,
  Series 2001B1 (Ascension Health Gtd.),
  1.00%, 8/03/04                                                                 $8,700           $8,700
  Series 2001B2 (Ascension Health Gtd.),
  1.20%, 1/4/05                                                                  18,000           18,000
 Metropolitan Government Nashville & Davidson
  Counties Electric Revenue Bonds,
  Citicorp Eagle Trust Series 984201, (1)
  1.08%, 4/7/04                                                                  19,375           19,375
 Metropolitan Government Nashville & Davidson
  Health & Education Revenue Bonds,
  Vanderbilt University Project,
  1.05%, 1/15/04                                                                  5,000            5,000
  1.05%, 1/15/04                                                                 15,000           15,000
 Metropolitan Nashville Airport Authority
  Revenues Bonds, Series 2003, Passenger
  Facility Charge (SunTrust Bank LOC),
  1.13%, 4/7/04                                                                   8,020            8,020
 Nashville & Davidson Counties Housing Revenue
  VRDB, Series 1995A (AMT),
  Old Hickory Towers Project (FHLB LOC),
  1.17%, 4/7/04                                                                   1,700            1,700
 Metropolitan Nashville & Nashville Health &
  Education Service VRDB, Series 1996A,
  Adventist Health System (SunTrust Bank LOC),
  1.02%, 4/7/04                                                                   4,140            4,140
 Rutherford County Industrial Development
  Board VRDB, Series 1999A (AMT),
  Tennessee Farmers Co-Op Project
  (Amsouth Bank of Birmingham LOC),
  1.22%, 4/7/04                                                                   2,125            2,125
 Shelby County G.O. VRDB, Series 1999A,
  1.05%, 4/7/04                                                                     980              980
 Shelby County Health, Educational and Housing
  Facilities Board VRDB, Memphis Universtiy
  School Project (SunTrust Bank LOC),
  1.05%, 4/7/04                                                                   5,300            5,300
 Shelby County Health, Educational and Housing
  Facilities Board VRDB, Series 2001,
  Youth Villages (Allied Irish Bank LOC),
  1.07%, 4/7/04                                                                   1,700            1,700

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 50 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

TENNESSEE - 3.3% - (CONTINUED)
 Sumner County Health, Educational and Housing
  Facilities Board VRDB, Series 1999A,
  Hospital Alliance of Tennessee Pooled
  Program (Transamerica Life & Annuity Gtd.),
  1.17%, 4/7/04                                                                  $2,300           $2,300
 Sumner County School Capital Outlay Notes
  (SunTrust Bank LOC),
  1.05%, 4/7/04                                                                   2,000            2,000
 Tennessee Local Development Authority State
  Loan Programs Revenue BAN, Series 2003,
  2.00%, 6/7/04                                                                  15,000           15,028
--------------------------------------------------------------------------------------------------------
                                                                                                 156,228
--------------------------------------------------------------------------------------------------------
TEXAS - 17.0%
 Aldine Independent School District G.O.
  Refunding VRDB, Soc Gen Municipal Securities
  Trust Receipts Series 1997 SGB29
  (PSF of Texas Gtd.), (1)
  1.08%, 4/7/04                                                                   8,950            8,950
 Austin Water and Wastewater System
  Revenue Bonds, Wachovia MERLOTS
  Series 2000LLL (MBIA Insured), (1)
  1.10%, 4/7/04                                                                   7,480            7,480
 Austin Water and Wastewater System
  Revenue Bonds, Series 2003,
  Wachovia MERLOTS Series 2003-B27
  (MBIA Insured), (1)
  1.10%, 4/7/04                                                                   9,995            9,995
 Bastrop Independent School District VRDN,
  Series 1997, Soc Gen Municipal Securities
  Trust Receipts Series SGB37
  (PSF of Texas Gtd.), (1)
  1.08%, 4/7/04                                                                  18,870           18,870
 Bell County Health Facilities Development
  Authority VRDB, Series 2000B1,
  Scott & White Memorial Hospital
  (MBIA Insured),
  1.12%, 4/1/04                                                                   1,200            1,200
 Bexar County Revenue Bonds, Series 2001-3,
  State Street Clipper Trust (MBIA Insured), (1)
  1.05%, 9/4/04                                                                  12,950           12,950
 Brazos River Harbor Naval District VRDB,
  Series 1996 (AMT), BASF Corp. Project
  (BASF Corp. Gtd.),
  1.21%, 4/1/04                                                                 $25,000          $25,000
 Brazos River Harbor Naval District VRDB,
  Series 2002 (AMT), BASF Corp. Project
  (BASF Corp. Gtd.),
  1.10%, 4/7/04                                                                   1,100            1,100
 Brazos River Texas Naval District Brazoria
  County VRDB (AMT), BASF Corp. Project
  (BASF Corp. Gtd.),
  1.21%, 4/1/04                                                                  15,000           15,000
 Brazos River Texas PCR Bonds (AMT),
  TXU Electric Company Project
  (Credit Suisse First Boston LOC),
  Series 2001D-1,
  1.10%, 4/7/04                                                                  31,100           31,100
  Series 2001D-2,
  1.10%, 4/7/04                                                                  23,600           23,600
 Calhoun County Naval IDA Port Revenue VRDB,
  Series 1998 (AMT) (BP PLC Gtd.),
  1.21%, 4/1/04                                                                  26,500           26,500
 Comal Independent School District VRDB,
  ABN AMRO MuniTops Certificates
  Series 1999-9 (PSF of Texas Gtd.), (1)
  1.12%, 4/7/04                                                                   1,800            1,800
 Cypress-Fairbanks Independent School District
  VRDB, Citicorp Eagle Trust Series 20004304
  (PSF of Texas Gtd.), (1)
  1.08%, 4/7/04                                                                   7,640            7,640
 Cypress-Fairbanks Independent School District
  VRDB, Series 2003, Citigroup ROCS
  Series RR II R 4030 (PSF of Texas Gtd.), (1)
  1.08%, 4/7/04                                                                   3,995            3,995
 Dallas Fort Worth Airport VRDB, Series 1999
  (AMT), Flight Safety Project (OBH, Inc. Gtd.),
  1.09%, 4/7/04                                                                  10,000           10,000
 Dallas Fort Worth International Airport Revenue
  VRDB, Series 2001A (AMT), Wachovia MERLOTS
  Series 2002-A13 (FGIC Insured), (1)
  1.15%, 4/7/04                                                                  10,100           10,100

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 51 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

TEXAS - 17.0% - (CONTINUED)
 Dallas Fort Worth International Airport Revenue
  VRDB, Series 2001A1 (AMT)
  (Bank of America LOC),
  1.15%, 4/7/04                                                                  $6,080           $6,080
 Dallas Fort Worth Regional Airport Revenue
  Refunding Bonds, Series 1995,
  Soc Gen Municipal Trust SGB5 (FGIC Insured), (1)
  1.08%, 4/7/04                                                                  13,310           13,310
 Dallas HFA Multifamily (AMT), Southern Terrace
  Apartments (JPMorgan Chase Bank LOC),
  1.12%, 4/7/04                                                                   6,990            6,990
 Dallas G.O. Refunding VRDB, Series 1998,
  Morgan Stanley Floating Rate Trust Certificates,
  Series 93, (1)
  1.07%, 4/7/04                                                                   3,400            3,400
 El Paso Housing Finance Corp.
  SFM Revenue VRDB, Series 2001E, (1)
  1.10%, 4/7/04                                                                   8,995            8,995
 El Paso City Housing Financing Corp.
  Housing Revenue Bonds, Series 1993 (AMT),
  Viva Apartments Project
  (General Electric Capital Corp. LOC),
  1.10%, 4/7/04                                                                   3,500            3,500
 Galveston County Housing Finance Corp.
  SFM VRDN (AMT), Merrill Lynch P-Floats
  Series PT-205 (Colld. by GNMA Securities), (1)
  1.12%, 4/7/04                                                                   3,975            3,975
 Gulf Coast Waste Disposal Authority
  Revenue Bonds, Series 1999 (AMT),
  Air Products & Chemicals Project
  (Air Products & Chemicals Gtd.),
  1.10%, 4/7/04                                                                   7,000            7,000
 Gulf Coast Waste Disposal Authority
  Revenue Bonds, Series 2002 (AMT),
  Waste Corp. of Texas Project
  (Wells Fargo Bank LOC),
  1.02%, 4/1/04                                                                   2,650            2,650
 Haltom Industrial Development Corp.
  Revenue Bonds, Series 1995,
  Molded Products Co. Project
  (Bank of America LOC),
  1.14%, 4/7/04                                                                   2,400            2,400
 Harris County Health Facilities
  Development Corp. Revenue Bonds,
  Wachovia MERLOTS Series 2001-A87
  (United States Treasuries Escrowed), (1)
  1.10%, 4/7/04                                                                  $2,865           $2,865
 Harris County Senior Lien Toll Road VRDB,
  Series 2002, Wachovia MERLOTS
  Series 2003-B16 (FSA Corp. Insured), (1)
  1.10%, 4/7/04                                                                  13,000           13,000
 Harris County Development Corp. IDR VRDB,
  Series 2000 (AMT), North American Galvanizing
  (Bank One LOC),
  1.27%, 4/7/04                                                                   3,825            3,825
 Harris County IDA Solid Waste Disposal
  VRDB (AMT), Deer Park Refining,
  1.16%, 4/1/04                                                                   4,200            4,200
 Harris County Toll Road Unlimited Tax
  Subordinate Lien Revenue VRDN, Series CR138
  (Colld. by U.S. Government Securities), (1)
  1.08%, 4/7/04                                                                  11,880           11,880
 Houston HFC, Series 2004 (AMT),
  Mayfair Park Apartments (FNMA LOC),
  1.07%, 4/7/04                                                                   3,000            3,000
 Keller Independent School District VRDB,
  ABN AMRO MuniTops 2001-26
  (PSF of Texas Gtd.), (1)
  1.12%, 4/7/04                                                                   6,500            6,500
 La Marque Independent School District,
  Series 2003, Citigroup ROC 1058
  (PSF of Texas Gtd.), (1)
  1.08%, 4/7/04                                                                   8,225            8,225
 Leander Independent School District
  Revenue Bonds, ABN AMRO MuniTops
  Series 2002-16 (PSF of Texas Gtd.), (1)
  1.12%, 4/7/04                                                                   5,500            5,500
 Northside Independent School District School
  Building Bonds, Series 2003 (PSF of Texas Gtd.),
  1.02%, 6/15/04                                                                  8,300            8,299
 Northside Independent School District School
  Building Bonds, Series 2002A, ABN AMRO
  MuniTops 2003-28 (PSF of Texas Gtd.), (1)
  1.12%, 4/7/04                                                                   9,870            9,870

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 52 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

TEXAS - 17.0% - (CONTINUED)
 Nueces River Authority Water Supply VRDN,
  Eagle Trust Series 97430, Corpus Christi Lake
  Project (FSA Corp. Insured), (1)
  1.08%, 4/7/04                                                                 $16,600          $16,600
 Plano Health Facilities Development Corp. VRDB,
  Series 2000, YMCA of Metro Dallas Project
  (Bank One LOC),
  1.20%, 4/7/04                                                                  11,600           11,600
 Port Arthur Navigation District Industrial
  Development VRDB (AMT),
  Air Products & Chemicals, Inc.
  (Air Products & Chemicals, Inc. Gtd.),
  1.10%, 4/7/04                                                                  17,500           17,500
 Port Arthur Navigation District Revenue VRDN,
  Series 1998 (AMT), BASF Corp. Project
  (BASF Corp. Gtd.),
  1.21%, 4/1/04                                                                   5,000            5,000
 Port of Port Arthur Navigation District Revenue
  VRDB, Multimodal, Series 2000A
  (AMT), BASF Corp. Project (BASF Corp. Gtd.),
  1.05%, 4/6/04                                                                   4,000            4,000
 Richmond Higher Education Corp. VRDB,
  Series 2003A, Bayou University Project
  (AMBAC Insured),
  1.07%, 4/7/04                                                                   6,500            6,500
 Sabine River Industrial Authority, Series 1984,
  (National Rural Utilities Cooperative
  Finance Co. Gtd.),
  0.97%, 8/15/04                                                                  2,585            2,585
 San Antonio Independent School District
  Revenue Bonds, Series 2001B,
  ABN AMRO MuniTops 2001-29
  (PSF of Texas Gtd.), (1)
  1.20%, 4/1/04                                                                  19,995           19,995
 San Antonio Multifamily Housing Revenue Bond,
  Series 2002 (AMT), Roaring Fork Series 2002-10
  (Caisse des Depots et Consignati GIC), (1)
  1.22%, 4/7/04                                                                   7,330            7,330
 Splendora Higher Education Facilities VRDB,
  Series 2001A, Fort Bend Baptist Academy
  (Wells Fargo Bank LOC),
  1.02%, 4/1/04                                                                   3,705            3,705
 State of Texas TRAN, Series 2003,
  2.00%, 8/31/04                                                               $185,350         $185,999
 Tarrant County Health Facility Authority VRDB,
  Series 1996A, Adventist Health System Sunbelt
  (SunTrust Bank LOC),
  1.02%, 4/7/04                                                                   1,000            1,000
 Tarrant County Housing Finance Corp.
  Multifamily VRDB, Merrill Lynch P-Floats
  Series PT-473 (FHLMC Gtd.), (1)
  1.08%, 4/7/04                                                                   5,755            5,755
 Tarrant County Housing Finance Corp. VRDB,
  Series 2000, Gateway Arlington Apartment
  Project (FNMA Gtd.),
  1.03%, 4/7/04                                                                  13,400           13,400
 Texas A&M University System Board of Regents
  Permanent University Fund Flex Notes,
  Series 2002
  (Texas A&M Permanent University Gtd.),
  1.00%, 8/11/04                                                                  3,000            3,000
 Texas City Industrial Development Corp. VRDB,
  Wachovia MERLOTS Series 2000-A34,
  Arco Pipeline Project (BP PLC Gtd.), (1)
  1.10%, 4/7/04                                                                   3,945            3,945
 Texas State Department of Housing & Community
  Affairs VRDB, Series 2002A (AMT),
  Wachovia MERLOTS Series 2003-A08, (1)
  1.15%, 4/7/04                                                                   4,865            4,865
 Texas State Department Housing and Community
  Affairs VRDB, Merrill Lynch P-Floats PT-1868
  (Merrill Lynch & Co., Inc. Gtd.), (1)
  1.16%, 4/7/04                                                                   3,975            3,975
 Texas State Department Housing and Community
  Affairs Residential Mortgage Revenue Bonds
  (AMT), Merrill Lynch P-Floats PT-1192
  (Colld. by GNMA Securities), (1)
  1.12%, 4/7/04                                                                   1,600            1,600
 Texas State Department Housing and
  Community Affairs Residential Mortgage
  Revenue Bonds, Series B (AMT),
  State Street Clipper Trust 2001-1, (1)
  1.10%, 9/04/04                                                                  9,596            9,596

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 53 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

TEXAS - 17.0% - (CONTINUED)
 Texas State Department of Housing & Community
  Affairs VRDB, Series 1996D (AMT),
  Wachovia MERLOTS Series 2002-A58
  (MBIA Insured), (1)
  1.15%, 4/7/04                                                                  $3,875           $3,875
 Texas University VRDB, Series 2003B,
  Wachovia MERLOTS Series 2003-B14, (1)
  1.08%, 4/7/04                                                                   7,810            7,810
 Texas Veterans Housing Assistance G.O. VRDB
  (AMT), Merrill Lynch P-Floats Series PT-524, (1)
  1.12%, 4/7/04                                                                   6,250            6,250
 Texas Veterans Housing Assistance Fund II
  G.O. Bonds, Series 1999B (AMT),
  Merrill Lynch P-Floats PT-453, (1)
  1.12%, 4/7/04                                                                   2,375            2,375
 University of Texas Board of Regents Revenue
  Financing System CP Notes, Series 2002,
  (University of Texas Financing Gtd.),
  0.98%, 9/2/04                                                                  16,000           16,000
 University of Texas Permanent University Fund
  Flexible Rate Notes, Series 2002A,
  (University of Texas Permanent University Gtd.),
  0.95%, 6/30/04                                                                 87,900           87,900
 Wallis Higher Education Facilities VRDB,
  Series 2003, St. Marks Episcopal School Project
  (Bank One LOC),
  1.02%, 4/7/04                                                                   1,300            1,300
--------------------------------------------------------------------------------------------------------
                                                                                                 804,204
--------------------------------------------------------------------------------------------------------
UTAH - 1.1%
 Intermountain Power Agency Supply Revenue
  VRDN, Citicorp Eagle Trust CR-331
  (FSA Corp. Insured), (1)
  1.08%, 4/7/04                                                                   4,800            4,800
 Salt Lake City Utah Assessment Revenue Bonds
  VRDB, Series 2003, Gateway Project (Citibank LOC),
  1.05%, 4/7/04                                                                   4,600            4,600
 Utah Associate Municipal Power System VRDB,
  Citigroup ROCS Series RR II R 2016
  (FSA Corp. Insured), (1)
  1.08%, 4/7/04                                                                   5,280            5,280
 Utah HFA SFM VRDB, Series 2001A2-CLIII (AMT),
  Wachovia MERLOTS Series 2001-A14, (1)
  1.15%, 4/7/04                                                                  $3,580           $3,580
 Utah HFA VRDB (AMT), Wachovia MERLOTS
  Series 2001-A62, (1)
  1.15%, 4/7/04                                                                   3,575            3,575
 Utah Water Finance Agency Revenue VRDB,
  (AMBAC Insured), Series 2002A5,
  1.10%, 4/7/04                                                                   5,450            5,450
  Series 2003A7,
  1.10%, 4/7/04                                                                  10,500           10,500
  Series 2003A7,
  1.07%, 4/7/04                                                                  15,000           15,000
--------------------------------------------------------------------------------------------------------
                                                                                                  52,785
--------------------------------------------------------------------------------------------------------
VIRGINIA - 0.7%
 Botetourt County IDA VRDN (AMT),
  Valley Forge Co. Project
  (Harris Trust & Savings Bank LOC),
  1.17%, 4/7/04                                                                   2,500            2,500
 Emporia City IDA IDR Bonds, Series 1999 (AMT),
  (Bank of America LOC),
  1.15%, 4/7/04                                                                   1,910            1,910
 Fairfax County Educational Facilities Revenue
  Bonds, Series 2003, The Madeira School
  (Bank of America LOC),
  1.07%, 4/7/04                                                                  18,000           18,000
 Lexington-Fayette Urban County Residential
  Facilities Revenue Bonds, Series 1987,
  Richmond Place Project (Wachovia Bank LOC),
  1.20%, 4/1/04                                                                   5,890            5,890
 University of Virginia Rector & Visitors VRDB,
  Series 2003B, Wachovia MERLOTS
  Series 2003-B31, (1)
  1.10%, 4/7/04                                                                   3,595            3,595
--------------------------------------------------------------------------------------------------------
                                                                                                  31,895
--------------------------------------------------------------------------------------------------------
WASHINGTON - 3.7%
 Bremerton County Revenue Bonds, Series 2000,
  Kitsap Regional Conference Center Parking
  (Bank of America LOC),
  1.10%, 4/7/04                                                                   2,500            2,500

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 54 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

WASHINGTON - 3.7% - (CONTINUED)
 Chelan County Public Utilities District Revenue
  VRDB (AMT), Wachovia MERLOTS 2000, (1)
  1.15%, 4/7/04                                                                 $10,000          $10,000
 Columbia Energy Northwest VRDB, Series 2002A,
  Wachovia MERLOTS Series 2004-A04
  (MBIA Insured), (1)
  1.10%, 4/7/04                                                                   4,210            4,210
 King County Housing Authority VRDN (AMT),
  Overlake Todd Project (Bank of America LOC),
  1.15%, 4/7/04                                                                   7,175            7,175
 King County Housing Authority VRDN,
  Series 2001B (AMT), Overlake Todd Project
  (Bank of America LOC),
  1.15%, 4/7/04                                                                   4,000            4,000
 King County Sewer Revenue VRDB,
  Wachovia MERLOTS Series 2000-E
  (FGIC Insured), (1)
  1.10%, 4/7/04                                                                   9,525            9,525
 Pierce County Dock & Wharf Facilities,
  Series 1995, SCS Industries Project
  (Bank of Nova Scotia LOC),
  1.12%, 4/7/04                                                                   1,000            1,000
 Port Seattle VRDB, Series 1999B (AMT),
  Wachovia MERLOTS Series 2002-B04, (1)
  1.15%, 4/7/04                                                                   3,980            3,980
 Seattle Light and Power Revenue
  Refunding Bonds, Series 47,
  Citigroup ROCS II R (FSA Insured), (1)
  1.08%, 4/7/04                                                                  16,020           16,020
 Tacoma Water System Revenue Bonds,
  ABN AMRO MuniTops Certificates
  Series 2002-36 (MBIA Insured), (1)
  1.25%, 11/03/04                                                                 8,680            8,680
 Washington Economic Development Finance
  Authority VRDB, Series 2000C (AMT),
  American Millwork Project (KeyBank LOC),
  1.12%, 4/7/04                                                                   3,930            3,930
 Washington Economic Development Finance
  Authority VRDB, Series 2002E (AMT),
  Waste Management, Inc. Project (LOC),
  1.08%, 4/7/04                                                                   5,000            5,000
 Washington Public Power Supply System Revenue
  VRDN, Citicorp Eagle Trust Series 944701, (1)
  1.08%, 4/7/04                                                                 $16,200          $16,200
 Washington State G.O. Refunding VRDB,
  Citicorp Eagle Trust Series 1993C, (1)
  1.08%, 4/7/04                                                                   6,995            6,995
 Washington State G.O. Various Purpose Bonds,
  Citicorp Eagle Trust Series 2000B, (1)
  1.08%, 4/7/04                                                                  10,365           10,365
 Washington State G.O. VRDN,
  Wachovia MERLOTS Series 2001-A54, (1)
  1.10%, 4/7/04                                                                   4,120            4,120
 Washington State Higher Education Facilities
  VRDB, Series 2003A, Cornish College of Arts
  Project (Bank of America LOC),
  1.10%, 4/7/04                                                                   2,100            2,100
 Washington State Finance Commission VRDB,
  Series 2000A (AMT), Carlyle Care Center Project
  (U.S. Bank LOC),
  1.16%, 4/1/04                                                                   3,055            3,055
 Washington State Housing Finance Authority
  SFM Revenue Bonds (AMT),
  Merrill Lynch P-Floats PT-838
  (AIG Matched Funding Insured), (1)
  1.13%, 4/7/04                                                                   4,680            4,680
 Washington State Housing Finance Commission
  VRDB, Series 2002A (AMT), Bridgewood Four
  Seasons (BNP Paribas LOC),
  1.16%, 4/1/04                                                                   5,860            5,860
 Washington State Housing Finance Commission
  VRDB (AMT), Rosemont Apartment Project
  (BNP Paribas LOC),
  1.18%, 4/1/04                                                                   2,890            2,890
 Washington State Housing Finance Commission
  VRDB, Series 1997, Panorama City Project
  (Key Bank LOC),
  1.12%, 4/1/04                                                                  11,900           11,900
 Washington State Housing Finance Commission,
  Series 2003A (AMT), Woodland Retirement
  Project (Wells Fargo Bank LOC),
  1.15%, 4/1/04                                                                   3,425            3,425

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 55 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

WASHINGTON - 3.7% - (CONTINUED)
 Washington State Housing Finance Commission
  Revenue Bonds, Series 2003A (AMT),
  Auburn Meadows Project
  (Wells Fargo Bank LOC),
  1.16%, 4/1/04                                                                  $4,010           $4,010
 Washington State Housing Finance
  Commission SFM Revenue VRDB,
  Series 2002-3AR (AMT), Wachovia MERLOTS
  Series 2002-A29, (1)
  1.15%, 4/7/04                                                                   4,785            4,785
 Washington State Housing Finance Commission
  Multifamily Revenue VRDB, Series 2001 (AMT),
  Springfield Meadows Apartments Project
  (U.S. Bank LOC),
  1.22%, 4/1/04                                                                   8,050            8,050
 Washington State Multifamily Housing Finance
  Commission VRDB, Series 1999A, Mill Pointe
  Apartments Project (U.S. Bank LOC),
  1.16%, 4/1/04                                                                   5,725            5,725
 Washington State VRDB, Series 2003,
  Association of Commercial & Migrant Health
  Centers (U.S. Bank LOC),
  1.07%, 4/7/04                                                                   5,370            5,370
--------------------------------------------------------------------------------------------------------
                                                                                                 175,550
--------------------------------------------------------------------------------------------------------
WEST VIRGINIA - 0.3%
 Cabell County Revenue VRDB,
  Series 2001, Huntington YMCA
  (Bank One LOC),
  1.17%, 4/7/04                                                                   3,420            3,420
 Marion County Solid Waste Disposal Revenue
  VRDB, Series B (AMT), Granttown Project
  (National Westminster Bank LOC),
  1.13%, 4/7/04                                                                   2,900            2,900
 Marshall County PCR Bonds, Series 1985,
  Mountaineer Carbon Company Project
  (BP PLC Gtd.),
  1.12%, 4/1/04                                                                   1,200            1,200
 West Virginia Economic Development Authority
  IDR VRDN, Series 1999 (AMT), Rubberlite, Inc.
  Project (Bank One LOC),
  1.27%, 4/7/04                                                                   3,840            3,840
 West Virginia Hospital Finance Authority VRDB,
  Series 2002C1 (Huntington National Bank LOC),
  1.08%, 4/7/04                                                                  $2,955           $2,955
--------------------------------------------------------------------------------------------------------
                                                                                                  14,315
--------------------------------------------------------------------------------------------------------
WISCONSIN - 3.5%
 Beloit G.O. Promissory Notes, Series 2003B
  (MBIA Insured),
  2.00%, 4/1/04                                                                     760              760
 Franklin Community Development Authority Bonds,
  Indian Community School of Milwaukee
  (Bank One LOC),
  1.08%, 4/7/04                                                                  12,000           12,000
 Marshfield City IDR VRDB, Series 2001 (AMT),
  Wick Building Systems, Inc. Project
  (Bank One LOC),
  1.27%, 4/7/04                                                                   4,525            4,525
 Mequon IDR Bonds, Series 2001A (AMT),
  Gateway Plastic (Bank One LOC),
  1.27%, 4/7/04                                                                   1,000            1,000
 Milwaukee IDR VRDB (AMT),
  R&B Wagner (Bank One LOC),
  1.22%, 4/7/04                                                                   4,735            4,735
 Milwaukee Redevelopment Authority Revenue
  VRDB, Series 2000 (AMT), Capital Stampings
  Corp. Project (Bank One LOC),
  1.24%, 4/7/04                                                                   5,970            5,970
 Oak Creek IDR VRDB, Series 1999A (AMT),
  Fort Howard Steel, Inc. Project (Bank One LOC),
  1.27%, 4/7/04                                                                   5,325            5,325
 Racine Solid Waste Disposal VRDB,
  Series 2002 (AMT), Republic Services, Inc.
  Project (Bank One LOC),
  1.09%, 4/7/04                                                                   2,500            2,500
 University of Wisconsin Hospital and Clinics
  Revenue Bonds, Wachovia MERLOTS
  Series 2000-RR (FSA Corp. Insured), (1)
  1.10%, 4/7/04                                                                   4,000            4,000
 Wisconsin Health and Educational Facilities
  VRDB, Pooled Financing Program
  (Marshall & Ilsley Bank LOC), Series 2002C,
  1.18%, 4/7/04                                                                   1,950            1,950

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 56 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

WISCONSIN - 3.5% - (CONTINUED)
  Series 2002D,
  1.18%, 4/7/04                                                                  $2,690           $2,690
  Series 2002G,
  1.18%, 4/7/04                                                                   1,250            1,250
 Wisconsin Health and Educational Facilities
  Authority VRDB, Series 2003,
  Mequon Jewish Project (Bank One LOC),
  1.06%, 4/7/04                                                                   3,600            3,600
 Wisconsin Health and Educational Facilities
  Authority VRDB, Meriter Hospital, Inc. Project
  (Marshall & Ilsley Bank LOC),
  1.17%, 4/1/04                                                                   1,400            1,400
 Wisconsin Health and Educational Facilities
  Authority VRDB, Series 2001, Riverview
  Hospital Association (U.S. Bank LOC),
  1.17%, 4/1/04                                                                   3,100            3,100
 Wisconsin Health and Educational Facilities
  Revenue Bonds, St. Joseph Community Hospital
  (Marshall & Ilsley Bank LOC),
  1.05%, 4/7/04                                                                   7,570            7,570
 Wisconsin Health and Educational Facilities
  VRDB, Series 2002A, Vernon Memorial Hospital
  (U.S. Bank LOC),
  1.17%, 4/1/04                                                                   5,200            5,200
 Wisconsin Housing & Economic Development
  Authority VRDB, Series 1997 (AMT),
  Lehman Floating Trust Receipts
  Series 1997 FR/RI-18,
  1.13%, 4/7/04                                                                     500              500
 Wisconsin Housing & Economic Development
  Authority Single Family Drawdown Revenue
  Bonds (AMT) (Security Life of Denver GIC), (1)
  Merrill Lynch P-Floats PT-598,
  1.13%, 4/7/04                                                                  32,795           32,795
  Merrill Lynch P-Floats PT-632,
  1.13%, 4/7/04                                                                  14,940           14,940
  Merrill Lynch P-Floats PT-758,
  1.13%, 4/7/04                                                                  29,830           29,830
 Wisconsin State Health and Education Facilities
  Revenue VRDB, Series 2003B,
  Wheaton Franciscan Services (U.S. Bank LOC),
  1.04%, 4/7/04                                                                   8,650            8,650
 Wisconsin State Health and Education Facilities
  Revenue VRDB, Series 2003,
  Agnesian Healthcare Project
  (Marshall & Ilsely Bank LOC),
  1.17%, 4/1/04                                                                  $3,500           $3,500
 Wisconsin State Health and Education Facilities
  Revenue VRDB, Series 2003, Mercy Health
  Systems (Marshall & Ilsely Bank LOC),
  1.05%, 4/7/04                                                                   7,795            7,795
--------------------------------------------------------------------------------------------------------
                                                                                                 165,585
--------------------------------------------------------------------------------------------------------
WYOMING - 0.6%
 Green River PCR VRDB, Series 1992 (AMT),
  Rhone-Poulene (Comerica Bank LOC),
  1.30%, 4/7/04                                                                  10,800           10,800
 Sweetwater County Environmental Improvement
  Revenue Bonds, Series 1995 (AMT),
  PacifiCorp Project (Bank One LOC),
  1.17%, 4/1/04                                                                  19,400           19,400
--------------------------------------------------------------------------------------------------------
                                                                                                  30,200
--------------------------------------------------------------------------------------------------------
MULTIPLE STATES POOLED SECURITIES - 4.0%
 Charter Mac Floater Certificates Trust I,
  Series 2000 (AMT), (MBIA Insured), (1)
  1.22%, 4/7/04                                                                   8,500            8,500
 Charter Mac Floater Certificates, Series 2001
  (AMT), National-2 (MBIA Insured), (1)
  1.22%, 4/7/04                                                                  20,000           20,000
 Charter Mac Low Floater Certificates Trust I,
  Series 2002 (AMT), National-3 (MBIA Insured), (1)
  1.22%, 4/7/04                                                                  15,000           15,000
 Clipper Tax-Exempt Certificates,
  Multistate Tax-Exempt Certificates, (1)
  Series 1998A,
  1.27%, 4/7/04                                                                  34,095           34,095
  Series 1999-3,
  1.37%, 4/7/04                                                                  30,642           30,642
 National FHLMC Multifamily VRDN,
  Series M002 (AMT)(FHLMC Gtd.),
  1.27%, 4/7/04                                                                  31,499           31,499

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 57 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

  MUNICIPAL MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
MUNICIPAL INVESTMENTS - 99.9% - CONTINUED

MULTIPLE STATES POOLED SECURITIES - 4.0% - (CONTINUED)
 SunAmerica Pooled Multifamily FMAC,
  Series 2001-2A (AMT) (FHLMC Gtd.), (1)
  1.13%, 4/7/04                                                                 $48,695          $48,695
--------------------------------------------------------------------------------------------------------
                                                                                                 188,431
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS (COST $4,717,273)                                                  4,717,273

                                                                           NUMBER OF
                                                                            SHARES            VALUE
                                                                            (000S)           (000S)
INVESTMENT COMPANIES - 0.4%

 AIM Tax-Exempt Cash Fund                                                        18,654           18,654
 Dreyfus Tax-Exempt Cash Management Fund                                             61               61
 Merrill Lynch Institutional Tax-Exempt Fund                                        285              285
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES (COST $19,000)                                                         19,000

--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3% (COST $4,736,273)                                                   4,736,273

  Liabilities less Other Assets - (0.3)%                                                         (16,281)
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                           $4,719,992

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2004, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $1,375,293 OR 29.1% OF NET ASSETS.

At March 31, 2004, the Municipal Money Market Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                                            PERCENTAGE
Educational Services                                                                                 5.6%
Executive, Legislative and General Government                                                       26.5
Housing Programs                                                                                    14.2
All other sectors less than 5%                                                                      53.7
--------------------------------------------------------------------------------------------------------
TOTAL                                                                                              100.0%

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 58 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

  U.S. GOVERNMENT MONEY MARKET FUND

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
U.S. GOVERNMENT AGENCIES - 87.2% (1)

FANNIE MAE - 28.3%
 FNMA Discount Notes
  1.10%, 4/1/04                                                                 $10,000          $10,000
  1.01%, 4/6/04                                                                   1,000            1,000
  1.12%, 4/7/04                                                                   1,091            1,091
  1.05%, 6/1/04                                                                  20,000           19,964
  1.04%, 7/1/04                                                                  15,600           15,559
  1.13%, 7/23/04                                                                  3,500            3,488
  1.10%, 7/28/04                                                                  5,000            4,982
  1.07%, 9/1/04                                                                   2,000            1,991
  1.09%, 9/1/04                                                                  10,000            9,954
  1.05%, 9/10/04                                                                  2,026            2,016
  1.05%, 9/13/04                                                                  6,800            6,767
  1.06%, 9/15/04                                                                  1,000              995
  1.03%, 10/18/04                                                                 1,000              994
  1.12%, 12/10/04                                                                10,000            9,921
  1.30%, 12/10/04                                                                 5,000            4,954
 FNMA FRN
  1.03%, 4/7/04                                                                  25,000           24,992
  1.01%, 4/19/04                                                                  5,000            4,999
  0.96%, 4/27/04                                                                  2,160            2,160
  1.02%, 4/28/04                                                                  3,000            2,999
 FNMA Notes
  3.63%, 4/15/04                                                                 28,375           28,401
  5.63%, 5/14/04                                                                  1,018            1,023
  3.00%, 6/15/04                                                                  7,695            7,725
  6.48%, 6/28/04                                                                  1,000            1,013
  6.50%, 8/15/04                                                                  4,085            4,163
  3.50%, 9/15/04                                                                  1,780            1,799
  1.88%, 12/15/04                                                                 3,400            3,418
--------------------------------------------------------------------------------------------------------
                                                                                                 176,368
--------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK - 19.4%
 FFCB Discount Note
  1.06%, 9/7/04                                                                   4,375            4,355
 FFCB FRN
  0.98%, 4/5/04                                                                  11,250           11,248
  0.99%, 4/12/04                                                                 40,000           39,999
  1.00%, 4/19/04                                                                 20,000           19,996
  0.97%, 4/26/04                                                                 20,000           19,998
  1.00%, 4/26/04                                                                 25,000           24,990
--------------------------------------------------------------------------------------------------------
                                                                                                 120,586
--------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 17.7%
 FHLB Discount Notes
  1.02%, 4/21/04                                                                $20,000          $19,989
  1.02%, 4/23/04                                                                  2,400            2,398
  1.00%, 4/28/04                                                                  8,600            8,594
  1.00%, 5/21/04                                                                  6,000            5,992
  1.05%, 6/4/04                                                                   1,000              998
  1.07%, 7/28/04                                                                 10,000            9,965
  1.05%, 9/15/04                                                                  1,687            1,679
 FHLB FRN
  0.99%, 5/25/04                                                                 10,000            9,999
  1.03%, 6/15/04                                                                  5,000            4,999
 FHLB Notes
  3.75%, 4/15/04                                                                  7,135            7,142
  4.88%, 4/16/04                                                                 10,000           10,015
  3.38%, 5/14/04                                                                  2,000            2,005
  4.88%, 5/14/04                                                                  1,330            1,336
  3.38%, 6/15/04                                                                  5,000            5,022
  7.36%, 7/1/04                                                                   2,010            2,041
  3.63%, 10/15/04                                                                 3,100            3,142
  1.46%, 11/12/04                                                                 8,000            8,000
  1.55%, 12/8/04                                                                  5,000            5,000
  2.13%, 12/15/04                                                                 2,000            2,010
--------------------------------------------------------------------------------------------------------
                                                                                                 110,326
--------------------------------------------------------------------------------------------------------
FREDDIE MAC - 19.7%
 FHLMC Discount Notes
  1.16%, 4/1/04                                                                   2,500            2,500
  1.03%, 4/13/04                                                                  2,000            1,999
  1.07%, 4/15/04                                                                  2,600            2,599
  1.17%, 5/20/04                                                                 10,000            9,984
  1.10%, 8/23/04                                                                  7,750            7,716
  1.08%, 9/22/04                                                                 10,000            9,948
  1.12%, 12/15/04                                                                 5,000            4,960
 FHLMC FRN
  1.03%, 5/4/04                                                                  25,000           24,987
  1.09%, 6/9/04                                                                   3,000            3,000
 FHLMC Notes
  3.75%, 4/15/04                                                                 26,110           26,135
  5.00%, 5/15/04                                                                  3,000            3,014
  3.00%, 7/15/04                                                                  4,500            4,525
  6.25%, 7/15/04                                                                 13,850           14,055

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 59 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

  U.S. GOVERNMENT MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
U.S. GOVERNMENT AGENCIES - 87.2%(1) - CONTINUED

FREDDIE MAC - 19.7% - (CONTINUED)
 FHLMC Notes (continued)
  3.25%, 11/15/04                                                                $7,000           $7,092
--------------------------------------------------------------------------------------------------------
                                                                                                 122,514
--------------------------------------------------------------------------------------------------------
OVERSEAS PRIVATE INVESTMENT CORP. - 1.4%
 Participation Certificates
  Series 33IG,
  1.09%, 4/7/04                                                                   9,000            9,000
--------------------------------------------------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION - 0.7%
 SLMA Note
  3.38%, 7/15/04                                                                  4,000            4,026
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES (COST $542,820)                                                   542,820

REPURCHASE AGREEMENTS - 15.0%

(COLLD. BY U.S. TREASURY BONDS/NOTES)
JOINT REPURCHASE AGREEMENTS - 6.3%
 Bank of America Securities LLC, dated 3/31/04,
  repurchase price $12,966
  0.97%, 4/7/04                                                                  12,966           12,966
 Morgan Stanley & Co., Inc., dated 3/31/04,
  repurchase price $8,644
  0.97%, 4/7/04                                                                   8,644            8,644
 Societe Generale - New York Branch, dated 3/31/04,
  repurchase price $4,322
  1.00%, 4/7/04                                                                   4,322            4,322
 UBS Warburg LLC, dated 3/31/04,
  repurchase price $12,965
  1.00%, 4/7/04                                                                  12,965           12,965
--------------------------------------------------------------------------------------------------------
                                                                                                  38,897
--------------------------------------------------------------------------------------------------------
(COLLD. BY U.S. GOVERNMENT/AGENCY SECURITIES)
REPURCHASE AGREEMENTS - 8.7%
 Lehman Brothers, Inc., dated 3/31/04,
 repurchase price $54,381
  1.09%, 4/1/04                                                                  54,379           54,379
--------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS (COST $93,276)                                                        93,276

--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.2% (COST $636,096)                                                       636,096
 Liabilities less Other Assets - (2.2)%                                                          (13,634)
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                             $622,462

(1) THE OBLIGATIONS OF CERTAIN U.S. GOVERNMENT-SPONSORED ENTITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE UNITED STATES TREASURY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 60 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

  U.S. GOVERNMENT SELECT MONEY MARKET FUND

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
U.S. GOVERNMENT AGENCIES - 98.9% (1)

FEDERAL FARM CREDIT BANK - 29.3%
 FFCB Discount Notes
  0.97%, 4/1/04                                                                 $14,000          $14,000
  1.02%, 6/4/04                                                                  25,000           24,955
  1.10%, 7/6/04                                                                   7,000            6,979
  1.07%, 7/28/04                                                                  7,250            7,225
  1.10%, 12/13/04                                                                 9,400            9,327
  1.22%, 12/14/04                                                                 2,500            2,478
 FFCB FRN
  0.98%, 4/5/04                                                                  10,000            9,998
  1.00%, 4/12/04                                                                 25,000           24,987
  1.01%, 4/13/04                                                                 10,000            9,998
  0.99%, 4/16/04                                                                 50,000           50,000
  1.00%, 4/19/04                                                                 20,000           19,996
  1.01%, 4/20/04                                                                  5,000            4,999
  1.01%, 4/23/04                                                                 10,000            9,998
  0.97%, 4/26/04                                                                 35,000           34,995
  1.00%, 4/26/04                                                                 25,000           24,990
  1.00%, 4/29/04                                                                  5,000            4,998
 FFCB Notes
  5.00%, 7/16/04                                                                  1,000            1,011
  2.38%, 10/1/04                                                                  5,000            5,032
  3.88%, 12/15/04                                                                 5,450            5,555
--------------------------------------------------------------------------------------------------------
                                                                                                 271,521
--------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 66.3%
 FHLB Discount Notes
  0.97%, 4/1/04                                                                  67,201           67,201
  1.00%, 4/1/04                                                                   4,515            4,515
  1.00%, 4/2/04                                                                   8,525            8,525
  1.00%, 4/7/04                                                                   3,000            2,999
  1.01%, 4/7/04                                                                   1,400            1,400
  1.02%, 4/7/04                                                                   1,000            1,000
  1.03%, 4/12/04                                                                  5,065            5,063
  1.01%, 4/13/04                                                                 15,000           14,995
  1.01%, 4/14/04                                                                  3,300            3,299
  1.02%, 4/14/04                                                                  4,200            4,198
  1.00%, 4/16/04                                                                 25,800           25,789
  1.01%, 4/16/04                                                                  7,000            6,997
  1.03%, 4/16/04                                                                  1,300            1,299
  1.16%, 4/19/04                                                                  1,785            1,784
  1.00%, 4/21/04                                                                 11,900           11,893
  1.02%, 4/21/04                                                                $43,181          $43,157
  1.00%, 4/23/04                                                                  2,616            2,614
  1.02%, 4/23/04                                                                  1,900            1,899
  1.00%, 4/28/04                                                                  1,700            1,699
  1.03%, 4/28/04                                                                  1,000            1,000
  0.99%, 5/5/04                                                                   3,000            2,997
  1.02%, 5/5/04                                                                   4,000            3,996
  1.00%, 5/7/04                                                                  16,600           16,583
  0.99%, 5/19/04                                                                 16,503           16,481
  1.00%, 5/21/04                                                                  1,306            1,304
  0.99%, 5/28/04                                                                  2,400            2,396
  1.00%, 5/28/04                                                                 13,200           13,179
  1.08%, 6/16/04                                                                  4,075            4,066
  1.09%, 6/25/04                                                                 15,000           14,962
  1.10%, 6/28/04                                                                  1,000              998
  1.07%, 7/28/04                                                                 10,150           10,114
  1.10%, 7/28/04                                                                  2,000            1,993
  1.08%, 8/6/04                                                                   1,000              997
  1.09%, 8/6/04                                                                   6,000            5,977
  1.05%, 9/8/04                                                                   2,746            2,733
  1.30%, 12/13/04                                                                10,000            9,908
 FHLB FRN
  1.08%, 4/5/04                                                                  15,000           14,999
  1.00%, 5/11/04                                                                  8,000            7,999
  0.99%, 5/25/04                                                                 10,000            9,999
  1.03%, 6/15/04                                                                 19,000           18,995
 FHLB Notes
  3.75%, 4/15/04                                                                 65,980           66,046
  4.88%, 4/16/04                                                                 56,190           56,274
  7.18%, 4/21/04                                                                  1,000            1,003
  3.38%, 5/14/04                                                                  3,440            3,449
  3.38%, 6/15/04                                                                 23,725           23,834
  4.75%, 6/28/04                                                                 12,315           12,422
  3.63%, 10/15/04                                                                 5,000            5,068
  1.46%, 11/12/04                                                                 8,000            8,000
  2.00%, 11/15/04                                                                 4,000            4,022
  3.38%, 11/15/04                                                                 4,400            4,461
  4.13%, 11/15/04                                                                 5,750            5,850
  6.25%, 11/15/04                                                                 2,360            2,434
  1.51%, 12/8/04                                                                 10,000           10,013
  1.55%, 12/8/04                                                                 10,000           10,000

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 61 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2004

  U.S. GOVERNMENT SELECT MONEY MARKET FUND (CONTINUED)

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
                                                                             (000S)           (000S)
U.S. GOVERNMENT AGENCIES - 98.9% - CONTINUED

FEDERAL HOME LOAN BANK - 66.3% - (CONTINUED)
  2.13%, 12/15/04                                                               $28,160          $28,308
--------------------------------------------------------------------------------------------------------
                                                                                                 613,186
--------------------------------------------------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION - 2.2%
 SLMA Discount Note
  0.97%, 4/1/04                                                                  20,000           20,000
--------------------------------------------------------------------------------------------------------
                                                                                                  20,000
--------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY AUTHORITY - 1.1%
 TVA Note
  4.75%, 7/15/04                                                                 10,000           10,102
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES (COST $914,809)                                                   914,809

                                                                           NUMBER OF
                                                                            SHARES            VALUE
                                                                            (000S)           (000S)
INVESTMENT COMPANY - 0.5%

 STIT Government Tax Advantage Fund                                               5,000            5,000
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY (COST $5,000)                                                             5,000

--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.4% (COST $919,809)                                                        919,809
 Other Assets less Liabilities - 0.6%                                                              5,072
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                             $924,881

(1) THE OBLIGATIONS OF CERTAIN U.S. GOVERNMENT-SPONSORED ENTITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE UNITED STATES TREASURY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

MONEY MARKET FUNDS 62 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  NOTES TO THE FINANCIAL STATEMENTS                               MARCH 31, 2004

1  ORGANIZATION

Northern Funds (the "Trust")is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 30 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (collectively, the "Funds") are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers.

Northern Trust Investments, N.A. ("NTI")(formerly known and conducting business as Northern Trust Investments, Inc.), a wholly owned subsidiary of The Northern Trust Company ("Northern Trust"),serves as the investment adviser. Northern Trust is the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Funds are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JP Morgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

Each Fund may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Funds and does not collect any additional fees from the Funds. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements as of March 31, 2004, as reflected in their accompanying Schedules of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

                              NORTHERN FUNDS ANNUAL REPORT 63 MONEY MARKET FUNDS

MONEY MARKET FUNDS

During the fiscal year ended March 31, 2004, the percentage of dividends derived from net investment income paid by each of the following Funds as "exempt-interest dividends," excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 100% and Municipal Money Market 100%.

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

For the period subsequent to October 31, 2003 through the fiscal year end, the California Municipal Money Market Fund incurred approximately $1,000 in net capital losses for which the Fund intends to treat as having been incurred in the following fiscal year.

At March 31, 2004, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

AMOUNTS IN THOUSANDS                                            MARCH 31, 2011
--------------------------------------------------------------------------------
U.S. Government Money Market                                        $16

At March 31, 2004, the tax components of undistributed net investment income and realized gains were as follows:

                                                             UNDISTRIBUTED
                                                         ----------------------
                                                         TAX-EXEMPT   ORDINARY
AMOUNTS IN THOUSANDS                                       INCOME      INCOME*
--------------------------------------------------------------------------------
California Municipal Money Market                              $308        $125
Money Market                                                     --       3,738
Municipal Money Market                                        1,953         292
U.S. Government Money Market                                     --         281
U.S. Government Select Money Market                              --         427

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

The tax character of distributions paid during the fiscal year ended March 31, 2004, were as follows:

                                                           DISTRIBUTIONS FROM
                                                         ----------------------
                                                         TAX-EXEMPT   ORDINARY
AMOUNTS IN THOUSANDS                                       INCOME      INCOME*
--------------------------------------------------------------------------------
California Municipal Money Market                            $5,106         $--
Money Market                                                     --      55,947
Municipal Money Market                                       28,409         218
U.S. Government Money Market                                     --       4,660
U.S. Government Select Money Market                              --       5,960

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

The tax character of distributions paid during the fiscal year ended March 31, 2003, were as follows:

                                                           DISTRIBUTIONS FROM
                                                         ----------------------
                                                         TAX-EXEMPT   ORDINARY
AMOUNTS IN THOUSANDS                                       INCOME      INCOME*
--------------------------------------------------------------------------------
California Municipal Money Market                            $6,351         $--
Money Market                                                     --     118,426
Municipal Money Market                                       44,359          --
U.S. Government Money Market                                     --       8,549
U.S. Government Select Money Market                              --      11,274

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

3  BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Inter Bank Offer
Rate) or (iii) 0.45% above LIBOR (London Interbank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement.

The Funds had no borrowings under the credit line during the fiscal year ended March 31, 2004.

4  INVESTMENT ADVISORY AND OTHER AGREEMENTS

NTI is the investment adviser and co-administrator of the Funds. Pursuant to its advisory agreement with the Funds, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the fiscal year ended March 31, 2004, the investment adviser voluntarily agreed to waive a portion of its advisory fees as shown on the accompanying Statements of Operations. The investment adviser has also agreed to reimburse the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                            ANNUAL      ADVISORY
                                           ADVISORY    FEES AFTER     EXPENSE
                                             FEES       WAIVERS     LIMITATIONS
--------------------------------------------------------------------------------
California Municipal Money Market            0.50%        0.40%         0.55%
Money Market                                 0.50%        0.40%         0.55%
Municipal Money Market                       0.50%        0.40%         0.55%
U.S. Government Money Market                 0.50%        0.40%         0.55%
U.S. Government Select Money Market          0.50%        0.40%         0.55%

MONEY MARKET FUNDS 64 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

The waivers and reimbursements described above are voluntary and may be terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvited cash balances were used to reduce a portion of the Funds' custodian expenses. Custodian credits, if any, are reflected in the Funds' Statements of Operations.

Certain officers of the Trust are also officers and directors of Northern Trust. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At March 31, 2004, amounts payable under the plan by the California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market were approximately $2,000, $23,000, $11,000, $2,000 and $3,000, respectively.

                              NORTHERN FUNDS ANNUAL REPORT 65 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF NORTHERN FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund (collectively, the "Funds"), five of the separate portfolios comprising Northern Funds, as of March 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to March 31, 2003, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 2, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2004, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
May 13, 2004

MONEY MARKET FUNDS 66 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

  ABBREVIATIONS AND OTHER INFORMATION                             MARCH 31, 2004

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset date or next puttable dates for floating rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AMBAC            American Municipal Bond Assurance Corp.

AMT              Alternative Minimum Tax

BAN              Bond Anticipation Notes

Colld.           Collateralized

COP              Certificate of Participation

CP               Commercial Paper

EDA              Economic Development Authority

FFCB             Federal Farm Credit Bank

FGIC             Financial Guaranty Insurance Corp.

FHLB             Federal Home Loan Bank

FHLMC            Freddie Mac

FNMA             Fannie Mae

FRN              Floating Rate Note

FSA              Financial Security Assurance

GIC              Guaranteed Investment Contract

GNMA             Government National Mortgage Association

G.O.             General Obligation

Gtd.             Guaranteed

HDA              Housing Development Agency

HFA              Housing Finance Authority

IDA              Industrial Development Authority

IDR              Industrial Development Revenue

LOC              Letter of Credit

MBIA             Municipal Bond Insurance Association

MERLOTS          Municipal Exempt Receipts - Liquidity Optional Tender

MTN              Medium Term Notes

P-Floats         Puttable Floating Rate Securities

PCR              Pollution Control Revenue

PSF              Permanent School Fund

RAN              Revenue Anticipation Notes

RAW              Revenue Anticipation Warrants

ROC              Reset Option Certificates

SFM              Single Family Mortgage

SLMA             Student Loan Marketing Association

SGB              Societe Generale Bank

Soc Gen          Societe Generale

TAW              Tax Anticipation Warrants

TOB              Tender Option Bond

TRAN             Tax and Revenue Anticipation Notes

TRB              Tax Revenue Bonds

TVA              Tennessee Valley Authority

VRDB             Variable Rate Demand Bond

VRDN             Variable Rate Demand Notes

VRN              Variable Rate Notes

                              NORTHERN FUNDS ANNUAL REPORT 67 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- Northern Funds offers 30 portfolios and Northern Institutional Funds offers 23 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                                  OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)               PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard G. Cline               -  Chairman and President of Hawthorne Investors, Inc. (a             -  PepsiAmericas (a soft drink
Age: 69                           management advisory services and private investment company)          bottling company);
Trustee since 2000                since 1996;                                                        -  Ryerson Tull, Inc. (a metals
                               -  Managing Partner of Hawthorne Investments, LLC (a management          distribution company).
                                  advisory services and private investment company) since 2001;
                               -  Chairman and Director of Hussmann International, Inc. (a
                                  refrigeration company) from 1998 to 2000.

Edward J. Condon, Jr.          -  Chairman and CEO of The Paradigm Group, Ltd. (a financial          -  None
Age: 63                           adviser) since 1993;
Trustee since 2000             -  Principal and Co-Founder of Paradigm Capital since 1996;
                               -  Senior Partner of NewEllis Ventures since 2001;
                               -  Member of the Board of Managers of The Liberty Hampshire
                                  Company, LLC (a receivable securitization company);
                               -  Director of Financial Pacific Company (a small business leasing company);
                               -  Trustee at Dominican University.

William J. Dolan, Jr.          -  Financial Consultant at Ernst & Young LLP (an accounting firm)     -  None
Age: 71                           from 1992 to 1993 and 1997;
Trustee since 1994             -  Partner of Arthur Andersen LLP (an accounting firm) from 1966 to
                                  1989.

Sharon Gist Gilliam            -  Executive Vice President of Unison-Maximus, Inc. (aviation and     -  None
Age: 60                           governmental consulting company).
Trustee since 2001

Sandra Polk Guthman            -  CEO of Polk Bros. Foundation (an Illinois not-for-profit           -  MBIA of Illinois (a
Age: 60                           corporation) from 1993 to present.                                    municipal bond insurance
Trustee since 2000                                                                                      company) 1999 to 2000.

Richard P. Strubel             -  Vice Chairman, President and Chief Operating Officer of Unext      -  Gildan Activewear, Inc. (an
Age: 64                           Inc. (a provider of educational services via the Internet) since      athletic clothing marketing
Trustee since 2000                2003 and 1999, respectively;                                          and manufacturing company);
                               -  Director of Cantilever Technologies (a private software company)   -  Goldman Sachs Mutual Fund
                                  since 1999;                                                           Complex (64 portfolios).
                               -  Trustee at The University of Chicago since 1987;
                               -  Managing Director of Tandem Partners, Inc. (a privately held management services firm) until 1999.

MONEY MARKET FUNDS 68 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2004

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                                  OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)               PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Michael E. Murphy(3)           -  President of Sara Lee Foundation (philanthropic organization)      -  Coach, Inc.;
Age: 67                           from 1997 to 2001.                                                 -  Payless Shoe Source, Inc.
Trustee since 1998                                                                                      (a retail shoe store
                                                                                                        business);
                                                                                                     -  GATX Corporation (a
                                                                                                        railroad holding company);
                                                                                                     -  Bassett Furniture
                                                                                                        Industries, Inc. (a
                                                                                                        furniture manufacturer).

Mary Jacobs Skinner, Esq.(3)   -  Partner in the law firm of Sidley Austin Brown & Wood.             -  None
Age: 46
Trustee since 1998

Stephen Timbers (3)            -  Vice Chairman of Northern Trust Corporation and The Northern       -  USF Corporation.
Age: 59                           Trust Company from 2003 to 2004;
Trustee since 2000             -  President and Chief Executive Officer of Northern Trust
                                  Investments, N.A. (formerly known and conducting business as
                                  Northern Trust Investments, Inc.) from 2001 to 2004;
                               -  President of Northern Trust Global Investments, a division of
                                  Northern Trust Corporation, and Executive Vice President of The
                                  Northern Trust Company from 1998 to 2004.

(1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O JEFFREY A. DALKE, DRINKER BIDDLE & REATH LLP, ONE LOGAN SQUARE, 18TH AND CHERRY STREETS, PHILADELPHIA, PA 19103-6996.

(2) EACH TRUSTEE SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

(3) AN "INTERESTED PERSON", AS DEFINED BY THE 1940 ACT. MR. MURPHY IS DEEMED TO BE AN "INTERESTED" TRUSTEE BECAUSE HE OWNS SHARES OF NORTHERN TRUST CORPORATION; MS. SKINNER BECAUSE HER LAW FIRM PROVIDES LEGAL SERVICES TO NORTHERN TRUST CORPORATION AND ITS AFFILIATES, AND BECAUSE SHE OWNS SHARES OF NORTHERN TRUST CORPORATION; AND MR. TIMBERS BECAUSE HE IS A FORMER OFFICER, DIRECTOR, EMPLOYEE AND IS A SHAREHOLDER OF NORTHERN TRUST CORPORATION AND/OR ITS AFFILIATES.

                              NORTHERN FUNDS ANNUAL REPORT 69 MONEY MARKET FUNDS

MONEY MARKET FUNDS

  TRUSTEES AND OFFICERS (CONTINUED)                               MARCH 31, 2004

OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
FUNDS OFFICER                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
Lloyd A. Wennlund                -  Executive Vice President since 2003 and Director since 2001 of Northern Trust
Age: 46                             Investments, N.A. (formerly known and conducting business as Northern Trust Investments,
50 South LaSalle Street             Inc.); Executive Vice President and other positions at The Northern Trust Company,
Chicago, IL 60675                   President of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for
President since 2000                Northern Trust Global Investments since 1989.

Eric K. Schweitzer               -  Senior Vice President at Northern Trust Investments, N.A. (formerly known and conducting
Age: 42                             business as Northern Trust Investments, Inc.) since 2001 and Senior Vice President at
50 South LaSalle Street             The Northern Trust Company and the Director of Distribution, Product Management and
Chicago, IL 60675                   Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000;
Vice President since 2000        -  Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert                     -  Senior Vice President and Department Head at The Northern Trust Company overseeing Fund
Age: 42                             Accounting, Transfer Agent and Fund Administration functions; Division Manager of Fund
50 South LaSalle Street             Accounting from 1992 to 1998; Audit Manager at Arthur Andersen LLP (an accounting firm)
Chicago, IL 60675                   prior thereto.
Treasurer since 2002

Brian R. Curran                  -  Vice President and Director of Fund Administration at PFPC Inc. since 1997.
Age: 36
4400 Computer Drive
Westborough, MA 01581
Vice President since 1999

Stuart Schuldt                   -  Senior Vice President and Division Manager of Fund Administration and Fund Accounting,
Age: 42                             The Northern Trust Company;
50 South LaSalle Street          -  Senior Vice President and Division Manager of Fund Accounting, Scudder Kemper (a mutual
Chicago, IL 60675                   fund company), from 1993 to 1998;
Assistant Treasurer since 2002   -  Audit Manager, Arthur Andersen & Co. (an accounting firm), prior thereto.

Jeffrey A. Dalke, Esq.           -  Partner in the law firm of Drinker Biddle & Reath LLP.
Age: 53
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 1993

Linda J. Hoard, Esq.             -  Senior Counsel and Vice President at PFPC Inc. since 1998; Attorney Consultant for
Age: 56                             Fidelity Management & Research (a financial service company); Investors Bank & Trust
4400 Computer Drive                 Company (a financial service provider); and FDISG prior thereto.
Westborough, MA 01581
Assistant Secretary since 1999

Lori V. Russell                  -  Associate Counsel and Director at PFPC Inc. since 2002; Associate Counsel at Investors
Age: 32                             Bank & Trust Company (a financial service provider) from 2001 to 2002; Manager in the
4400 Computer Drive                 Regulatory Administration Department of PFPC Inc. from 2000 to 2001 and Senior
Westborough, MA 01581               Regulatory Administrator from 1998 to 2000.
Assistant Secretary since 2003

James D. Grassi                  -  Senior Attorney at The Northern Trust Company since 1994.
Age: 47
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary
since April 2003

(1) EACH OFFICER SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

MONEY MARKET FUNDS 70 NORTHERN FUNDS ANNUAL REPORT

                                                              MONEY MARKET FUNDS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                              NORTHERN FUNDS ANNUAL REPORT 71 MONEY MARKET FUNDS

MONEY MARKET FUNDS

                       THIS PAGE INTENTIONALLY LEFT BLANK


MONEY MARKET FUNDS 72 NORTHERN FUNDS ANNUAL REPORT

                                                                      VALUE FUND
TABLE OF CONTENTS

     This report has been prepared for the general information of Northern Funds Value Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds Value Fund prospectus, which contains more complete information about the Value Fund's investment policies, management fee and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

     Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

     Performance of the Fund is compared to the Russell 3000 Value Index. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

     This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

     A description of Northern Funds' Proxy Voting Policies and Procedures is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the Securities and Exchange Commission's Web site at sec.gov or by calling 800/595-9111.

     Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                                NOT FDIC INSURED
                        May lose value/No bank guarantee

      2     PORTFOLIO MANAGEMENT COMMENTARY

      3     STATEMENT OF ASSETS AND LIABILITIES

      4     STATEMENT OF OPERATIONS

      5     STATEMENT OF CHANGES IN NET ASSETS

      6     FINANCIAL HIGHLIGHTS

      7     SCHEDULE OF INVESTMENTS

      9     NOTES TO THE FINANCIAL STATEMENTS

     12     REPORT OF INDEPENDENT AUDITORS

     13     TRUSTEES AND OFFICERS

                                       NORTHERN FUNDS ANNUAL REPORT 1 VALUE FUND

                                                                      VALUE FUND
  PORTFOLIO MANAGEMENT COMMENTARY
  VALUE FUND

The U.S. stock market performed exceptionally well during the past year, as several factors combined to increase investors' appetite for risk. The economy staged a strong recovery, capped by 8.2 percent growth in the third calendar quarter of 2003. This provided a positive backdrop for U.S. corporations, which posted strong earnings and were able to reduce debt and shore up their balance sheets. In addition, investors were encouraged by the accommodative interest rate policy of the U.S. Federal Reserve.

The Value Fund participated in the bull market with a one-year cumulative return of 51.72 percent, well ahead of the 42.45 percent return of the Fund's benchmark, the Russell 3000 Value Index. The two top performing industry sectors were information technology and materials, and the Fund's performance was helped by its overweights in both of these sectors. The Fund also had overweights in the consumer discretionary and health care sectors and was underweight in utilities, integrated oils and financial services.

While the Value Fund is allowed to invest in companies with small-, medium- and large-capitalizations, the emphasis over the last 12 months has been mid-sized companies. Last year, investors became willing to take on more risk as the economy improved. Small- and mid-sized companies are seen as riskier than large companies due to their greater volatility and typically less liquidity. The emphasis on mid-cap companies helped performance, since the equity appreciation of these companies outperformed the overall market. Also, our focus on fundamental analysis and attention to valuation helped us to identify companies that were overlooked or temporarily out of favor by the market.

FUND MANAGER

[PHOTO OF BRUCE HONIG]

BRUCE HONIG
WITH NORTHERN TRUST SINCE 2000

FUND STATISTICS

INCEPTION DATE: May 30, 2001
TOTAL NET ASSETS: $3.81 million
NET ASSET VALUE: $10.73
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/04

ONE YEAR                                51.72%
AVERAGE ANNUAL SINCE INCEPTION           2.55%

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT northernfunds.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

     DATE    NORTHERN VALUE FUND     RUSSELL 3000 VALUE INDEX
5/30/2001                 10,000                       10,000
3/31/2002                  9,580                       10,075
3/31/2003                  7,080                        7,778
3/31/2004                 10,742                       11,082

The Russell 3000 Value Index is an unmanaged index that tracks the performance of the 3,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund's total returns are reduced by operating expenses, such as transaction costs and management fees.

                                       NORTHERN FUNDS ANNUAL REPORT 2 VALUE FUND

                                                                      VALUE FUND
  STATEMENT OF ASSETS AND LIABILITIES                           MARCH 31, 2004

AMOUNTS IN THOUSANDS,                                                     VALUE
EXCEPT PER SHARE DATA                                                     FUND
--------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                      $2,904
Investments, at fair value                                                $3,814
Dividend income receivable                                                     2
Receivable from investment adviser                                             2
Total Assets                                                               3,818
--------------------------------------------------------------------------------
LIABILITIES:
Accrued investment advisory fees                                               1
Accrued registration fees and other liabilities                                4
Total Liabilities                                                              5
--------------------------------------------------------------------------------
Net Assets                                                                $3,813
================================================================================
ANALYSIS OF NET ASSETS:
Capital stock                                                             $3,194
Accumulated net realized loss                                              (291)
Net unrealized appreciation                                                  910
Net Assets                                                                $3,813
================================================================================
SHARES OUTSTANDING ($.0001 PAR VALUE, UNLIMITED
  AUTHORIZATION)                                                             355

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
  PER SHARE                                                               $10.73
================================================================================

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 3 VALUE FUND

                                                                      VALUE FUND
  STATEMENT OF OPERATIONS             FOR THE FISCAL YEAR ENDED MARCH 31, 2004

                                                                           VALUE
AMOUNTS IN THOUSANDS                                                       FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                                              $39
Interest income                                                                1
  Total Investment Income                                                     40
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                      36
Co-administration fees                                                         5
Custody and accounting fees                                                   47
Transfer agent fees                                                            3
Registration fees                                                              1
Printing fees                                                                  4
Professional fees                                                              2
Trustee fees and expenses                                                      4
Other                                                                          3
--------------------------------------------------------------------------------
Total Expenses:                                                              105
  Less voluntary waivers of
    investment advisory fees                                                  (2)
  Less expenses reimbursed by
    investment adviser                                                       (64)
  Net Expenses                                                                39
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          1
================================================================================
NET REALIZED AND UNREALIZED GAINS:
Net realized gains on investments                                            147
Net change in unrealized appreciation
  on investments                                                           1,307
  Net Gains on Investments                                                 1,454
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $1,455
================================================================================

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 4 VALUE FUND

                                                                      VALUE FUND
  STATEMENT OF CHANGES IN NET ASSETS      FOR THE FISCAL YEARS ENDED MARCH 31,

                                                               VALUE FUND

AMOUNTS IN THOUSANDS                                       2004           2003
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                         $1              $2
Net realized gains (losses)                                  147           (222)
Net change in unrealized appreciation (depreciation)       1,307           (807)
  Net Increase (Decrease) in Net Assets Resulting
  from Operations                                          1,455         (1,027)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                     11               -
Reinvestment of dividends                                      4               -
Payments for shares redeemed                                (537)           (23)
  Net Decrease in Net Assets Resulting from Capital
  Share Transactions                                        (522)           (23)
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                                    (3)              -
In excess of net investment income                            (1)              -
  Total Distributions Paid                                    (4)              -
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                      929         (1,050)

NET ASSETS:
Beginning of year                                          2,884           3,934
End of year                                               $3,813          $2,884
================================================================================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME              $ -              $2
================================================================================

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 5 VALUE FUND

                                                                      VALUE FUND
  FINANCIAL HIGHLIGHTS                    FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                        VALUE FUND

SELECTED PER SHARE DATA                                                     2004            2003           2002 (3)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $7.08           $9.58           $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   -            0.01            (0.01)
Net realized and unrealized gains (losses)                                  3.66           (2.51)           (0.41)
  Total Income (Loss) from Investment Operations                            3.66           (2.50)           (0.42)
===================================================================================================================
LESS DISTRIBUTIONS PAID:
  From net investment income                                               (0.01)              -                -
    Total Distributions Paid                                               (0.01)              -                -
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $10.73           $7.08            $9.58
===================================================================================================================
TOTAL RETURN (1)                                                           51.72%         (26.10)%          (4.20)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                   $3,813          $2,884           $3,934
Ratio to average net assets of: (2)
  Expenses, net of waivers and reimbursements                               1.10%           1.10%            1.10%
  Expenses, before waivers and reimbursements                               2.94%           3.10%            4.13%
  Net investment income (loss), net of waivers and reimbursements           0.02%           0.08%           (0.17)%
  Net investment loss before waivers and reimbursements                    (1.82)%         (1.92)%          (3.20)%
Portfolio turnover rate                                                    15.43%          33.89%           50.07%
===================================================================================================================

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON MAY 30, 2001.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 6 VALUE FUND

                                                                      VALUE FUND
  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004

                                                          NUMBER          VALUE
                                                         OF SHARES        (000S)
COMMON STOCKS-97.9%

ADVERTISING - 1.9%
   Omnicom Group                                             900             $72
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.8%
   Engineered Support Systems, Inc.                        1,440              70
--------------------------------------------------------------------------------
APPAREL - 3.9%
   Liz Claiborne, Inc.                                     2,000              73
   Quiksilver, Inc. *                                      3,465              76
--------------------------------------------------------------------------------
                                                                             149
--------------------------------------------------------------------------------
BANKS - 5.9%
   Bank One Corp.                                          1,400              77
   KeyCorp                                                 2,320              70
   Wilmington Trust Corp.                                  2,060              77
--------------------------------------------------------------------------------
                                                                             224
--------------------------------------------------------------------------------
CHEMICALS - 2.0%
   Valspar Corp.                                           1,500              74
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.8%
   Cendant Corp.                                           3,170              77
   Pre-Paid Legal Services, Inc. *                         2,670              66
--------------------------------------------------------------------------------
                                                                             143
--------------------------------------------------------------------------------
COMPUTERS - 1.6%
   Affiliated Computer Services, Inc., Class A *           1,200              62
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.0%
   Gillette (The) Co.                                      1,980              77
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.7%
   CIT Group, Inc.                                         1,900              72
   Morgan Stanley                                          1,210              70
--------------------------------------------------------------------------------
                                                                             142
--------------------------------------------------------------------------------
ELECTRIC - 2.0%
   Constellation Energy Group, Inc.                        1,850              74
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.0%
   Energizer Holdings, Inc. *                              1,600              75
--------------------------------------------------------------------------------
ELECTRONICS - 3.7%
   Jabil Circuit, Inc. *                                   2,370              70
   Vishay Intertechnology, Inc. *                          3,380              72
--------------------------------------------------------------------------------
                                                                             142
--------------------------------------------------------------------------------
FOOD - 6.0%
   Archer-Daniels-Midland Co.                              4,468              76
   Dean Foods Co. *                                        2,190              73
   Smithfield Foods, Inc. *                                2,950              80
--------------------------------------------------------------------------------
                                                                             229
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 1.9%
   Temple-Inland, Inc.                                     1,150             $73
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 4.1%
   Inamed Corp. *                                          1,425              76
   Patterson Dental Co. *                                  1,150              79
--------------------------------------------------------------------------------
                                                                             155
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 4.1%
   Health Management Associates, Inc., Class A             3,130              73
   Oxford Health Plans, Inc.                               1,700              83
--------------------------------------------------------------------------------
                                                                             156
--------------------------------------------------------------------------------
INSURANCE - 9.7%
   MGIC Investment Corp.                                   1,090              70
   Old Republic International Corp.                        2,865              70
   Protective Life Corp.                                   2,180              82
   Prudential Financial, Inc.                              1,640              73
   RLI Corp.                                               1,890              73
--------------------------------------------------------------------------------
                                                                             368
--------------------------------------------------------------------------------
INTERNET - 2.9%
   Freemarkets, Inc. *                                     4,260              35
   Internet Security Systems, Inc. *                       4,350              77
--------------------------------------------------------------------------------
                                                                             112
--------------------------------------------------------------------------------
LEISURE TIME - 4.3%
   Callaway Golf Co.                                       4,300              81
   Royal Caribbean Cruises Ltd.                            1,900              84
--------------------------------------------------------------------------------
                                                                             165
--------------------------------------------------------------------------------
MEDIA - 3.5%
   Gemstar-TV Guide International, Inc. *                  8,680              58
   Scripps (E.W.) Co., Class A                               750              76
--------------------------------------------------------------------------------
                                                                             134
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 4.0%
   Dover Corp.                                             1,940              75
   Tyco International Ltd.                                 2,700              78
--------------------------------------------------------------------------------
                                                                             153
--------------------------------------------------------------------------------
OIL & GAS - 3.7%
   Devon Energy Corp.                                      1,330              77
   ENSCO International, Inc.                               2,300              65
--------------------------------------------------------------------------------
                                                                             142
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.9%
   BJ Services Co. *                                       1,650              71
--------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 7 VALUE FUND

                                                                      VALUE FUND
  SCHEDULE OF INVESTMENTS                                       MARCH 31, 2004
  (CONTINUED)

                                                           NUMBER         VALUE
                                                         OF SHARES        (000S)
COMMON STOCKS-97.9% - CONTINUED

PHARMACEUTICALS - 6.1%
   Express Scripts, Inc. *                                 1,000             $74
   NBTY, Inc. *                                            2,200              82
   Perrigo Co.                                             3,880              78
--------------------------------------------------------------------------------
                                                                             234
--------------------------------------------------------------------------------
PIPELINES - 1.9%
   Equitable Resources, Inc.                               1,650              73
--------------------------------------------------------------------------------
RETAIL - 4.0%
   Chico's FAS, Inc. *                                     1,600              74
   O'Reilly Automotive, Inc. *                             2,000              80
--------------------------------------------------------------------------------
                                                                             154
--------------------------------------------------------------------------------
SAVINGS & LOANS - 3.9%
   Greenpoint Financial Corp.                              1,745              76
   Independence Community Bank Corp.                       1,800              74
--------------------------------------------------------------------------------
                                                                             150
--------------------------------------------------------------------------------
SEMICONDUCTORS - 1.6%
   Atmel Corp. *                                           9,460              61
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $2,824)                                                              3,734

                                                        PRINCIPAL
                                                          AMOUNT          VALUE
                                                          (000S)          (000S)
SHORT-TERM INVESTMENT - 2.1%
   ING, Belgium,
     Eurodollar Time Deposit,
     1.09%, 4/1/04                                           $80              80
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $80)                                                                    80

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
--------------------------------------------------------------------------------
(COST $2,904)                                                              3,814
   Liabilities less Other Assets - 0.0%                                      (1)
================================================================================
NET ASSETS - 100.0%                                                       $3,813

*  NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 8 VALUE FUND

                                                                      VALUE FUND
  NOTES TO THE FINANCIAL STATEMENTS                             MARCH 31, 2004

1. ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 30 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Value Fund (the "Fund") is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation.

Northern Trust Investments, N.A. ("NTI") (formerly known and conducting business as Northern Trust Investments, Inc.), a wholly owned subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser of the Fund. Northern Trust is the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq National Market System are principally valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

C) EXPENSES - The Fund is charged for those expenses that are directly attributable to the Fund. Trust expenses that are not directly attributable to the Fund are typically allocated among the Fund and the other Northern Funds in proportion to their relative net assets.

                                       NORTHERN FUNDS ANNUAL REPORT 9 VALUE FUND

                                                                      VALUE FUND
  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)                 MARCH 31, 2004

D) DISTRIBUTION TO SHAREHOLDERS - Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes which are permanent, may result in periodic reclassifications in the Fund's capital accounts.

E) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

At March 31, 2004, the capital loss carryforwards for U.S. federal income tax purposes were $28,866 and $255,378, which expire March 31, 2010 and March 31, 2011, respectively. These losses can be used to offset future capital gains.

The tax character of distributions paid during the fiscal year ended March 31, 2004, were as follows:

                                            DISTRIBUTIONS FROM
                            ----------------------------------------------------
AMOUNTS IN THOUSANDS           ORDINARY INCOME *      LONG-TERM CAPITAL GAINS
--------------------------------------------------------------------------------
VALUE FUND                           $4                        $ -

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

3. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Inter Bank Offer
Rate) or (iii) 0.45% above LIBOR (London Interbank Offering Rate), at the option of the Trust and in accordance with the terms of the agreement. Interest expense for the year ended March 31, 2004 was less than $1,000.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to the Fund's daily net assets. For the fiscal year ended March 31, 2004, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statement of Operations. The investment adviser also reimbursed the Fund as shown on the accompanying Statement of Operations to adhere to the expense limitations presented in the following table:

                         ANNUAL            ADVISORY
                        ADVISORY          FEES AFTER          EXPENSE
                          FEES             WAIVERS          LIMITATIONS
-------------------------------------------------------------------------
VALUE FUND               1.00%              0.95%               1.10%

The waivers and reimbursements described above are voluntary and may be terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets outstanding for the Funds.

The Fund has a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Fund, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of the Fund's daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. At March 31, 2004, the custodian credits' amount was less than $1,000 for the Fund.

Certain officers of the Trust are also officers and directors of Northern Trust. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At March 31, 2004, the amount payable under the plan was less than $1,000.

                                      NORTHERN FUNDS ANNUAL REPORT 10 VALUE FUND

                                                                      VALUE FUND
  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)                 MARCH 31, 2004

5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities for the Fund, (excluding short-term investments), for the fiscal year ended March 31, 2004, were as follows:

AMOUNTS IN THOUSANDS

                               PURCHASES                     SALES
------------------------------------------------------------------------
                         U.S.                         U.S.
                      GOVERNMENT       OTHER       GOVERNMENT     OTHER
------------------------------------------------------------------------
VALUE FUND               $ -           $538           $ -         $1,052

At March 31, 2004, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

AMOUNTS IN THOUSANDS

                     UNREALIZED      UNREALIZED         NET        COST BASIS OF
                    APPRECIATION    DEPRECIATION    APPRECIATION    SECURITIES
--------------------------------------------------------------------------------
VALUE FUND              $991           $(88)            $903          $2,911

6. CAPITAL SHARE TRANSACTIONS

At March 31, 2004, Carl Domino owned 303,267 shares of the Fund.

Transactions of shares of the Fund for the fiscal year ended March 31, 2004, were as follows:

AMOUNTS IN THOUSANDS

                                    REINVESTMENT
                        SOLD        OF DIVIDENDS     REDEEMED    NET DECREASE
-----------------------------------------------------------------------------
VALUE FUND                1               -             54           53

Transactions of shares of the Fund for the fiscal year ended March 31, 2003, were as follows:

AMOUNTS IN THOUSANDS

                                    REINVESTMENT
                        SOLD        OF DIVIDENDS     REDEEMED    NET DECREASE
-----------------------------------------------------------------------------
VALUE FUND                -               -              3            3

7. SUBSEQUENT EVENT

The Fund made an in-kind redemption to shareholders on April 2, 2004. The in-kind redemption was valued at approximately the shareholder's proportionate share of the Fund's total net assets at the time of the redemption, and did not result in dilution of interest in the Fund's remaining shareholders. The total value of the in-kind redemption was approximately $3.3 million or 85% of the net assets of the Fund as of April 1, 2004.

                                      NORTHERN FUNDS ANNUAL REPORT 11 VALUE FUND

                                                                      VALUE FUND

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund (the "Fund"), a separate portfolio of Northern Funds, as of March 31, 2004, and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial highlights for the period ended March 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 2, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
May 13, 2004

                                      NORTHERN FUNDS ANNUAL REPORT 12 VALUE FUND

                                                                      VALUE FUND

TRUSTEES AND OFFICERS                                             MARCH 31, 2004

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- Northern Funds offers 30 portfolios and Northern Institutional Funds offers 23 portfolios. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                           OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Richard G. Cline              - Chairman and President of Hawthorne Investors, Inc. (a        - PepsiAmericas (a soft drink
Age: 69                         management advisory services and private investment company)    bottling company);
Trustee since 2000              since 1996;                                                   - Ryerson Tull, Inc. (a metals
                              - Managing Partner of Hawthorne Investments, LLC (a management    distribution company).
                                advisory services and private investment company) since
                                2001;
                              - Chairman and Director of Hussmann International, Inc. (a
                                refrigeration company) from 1998 to 2000.

Edward J. Condon, Jr.         - Chairman and CEO of The Paradigm Group, Ltd. (a financial     - None
Age: 63                         adviser) since 1993;
Trustee since 2000            - Principal and Co-Founder of Paradigm Capital since 1996;
                              - Senior Partner of NewEllis Ventures since 2001;
                              - Member of the Board of Managers of The Liberty Hampshire
                                Company, LLC (a receivable securitization company);
                              - Director of Financial Pacific Company (a small business
                                leasing company);
                              - Trustee at Dominican University.

William J. Dolan, Jr.         - Financial Consultant at Ernst & Young LLP (an accounting      - None
Age: 71                         firm) from 1992 to 1993 and 1997;
Trustee since 1994            - Partner of Arthur Andersen LLP (an accounting firm) from
                                1966 to 1989.

Sharon Gist Gilliam           - Executive Vice President of Unison-Maximus, Inc. (aviation    - None
Age: 60                         and governmental consulting company).
Trustee since 2001

Sandra Polk Guthman           - CEO of Polk Bros. Foundation (an Illinois not-for-profit      - MBIA of Illinois (a municipal
Age: 60                         corporation) from 1993 to present.                              bond insurance company) 1999
Trustee since 2000                                                                              to 2000.

Richard P. Strubel            - Vice Chairman, President and Chief Operating Officer of       - Gildan Activewear, Inc. (an
Age: 64                         Unext Inc. (a provider of educational services via the          athletic clothing marketing
Trustee since 2000              Internet) since 2003 and 1999, respectively;                    and manufacturing company);
                              - Director of Cantilever Technologies (a private software       - Goldman Sachs Mutual Fund
                                company) since 1999;                                            Complex (64 portfolios).
                              - Trustee at The University of Chicago since 1987;
                              - Managing Director of Tandem Partners, Inc. (a privately held management services firm) until 1999.

                                      NORTHERN FUNDS ANNUAL REPORT 13 VALUE FUND

                                                                      VALUE FUND

TRUSTEES AND OFFICERS (CONTINUED)                                 MARCH 31, 2004

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                           OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Michael E. Murphy(3)          - President of Sara Lee Foundation (philanthropic               - Coach, Inc.;
Age: 67                         organization) from 1997 to 2001.                              - Payless Shoe Source, Inc. (a
Trustee since 1998                                                                              retail shoe store business);
                                                                                              - GATX Corporation (a railroad
                                                                                                holding company);
                                                                                              - Bassett Furniture Industries,
                                                                                                Inc. (a furniture
                                                                                                manufacturer).

Mary Jacobs Skinner, Esq.(3)  - Partner in the law firm of Sidley Austin Brown & Wood.        - None
Age: 46
Trustee since 1998

Stephen Timbers (3)           - Vice Chairman of Northern Trust Corporation and The Northern  - USF Corporation.
Age: 59                         Trust Company from 2003 to 2004;
Trustee since 2000            - President and Chief Executive Officer of Northern Trust
                                Investments, N.A. (formerly known and conducting business as
                                Northern Trust Investments, Inc.) from 2001 to 2004;
                              - President of Northern Trust Global Investments, a division of Northern Trust Corporation, and Executive Vice President
                                of The Northern Trust Company from 1998 to 2004.

(1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O JEFFREY A. DALKE, DRINKER BIDDLE & REATH LLP, ONE LOGAN SQUARE, 18TH AND CHERRY STREETS, PHILADELPHIA, PA 19103-6996.

(2) EACH TRUSTEE SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

(3) AN "INTERESTED PERSON", AS DEFINED BY THE 1940 ACT. MR. MURPHY IS DEEMED TO BE AN "INTERESTED" TRUSTEE BECAUSE HE OWNS SHARES OF NORTHERN TRUST CORPORATION; MS. SKINNER BECAUSE HER LAW FIRM PROVIDES LEGAL SERVICES TO NORTHERN TRUST CORPORATION AND ITS AFFILIATES, AND BECAUSE SHE OWNS SHARES OF NORTHERN TRUST CORPORATION; AND MR. TIMBERS BECAUSE HE IS A FORMER OFFICER, DIRECTOR, EMPLOYEE AND IS A SHAREHOLDER OF NORTHERN TRUST CORPORATION AND/OR ITS AFFILIATES.

                                      NORTHERN FUNDS ANNUAL REPORT 14 VALUE FUND

                                                                      VALUE FUND

TRUSTEES AND OFFICERS (CONTINUED)                                 MARCH 31, 2004

OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
FUNDS OFFICER                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Lloyd A. Wennlund                - Executive Vice President since 2003 and Director since 2001 of Northern Trust
Age: 46                            Investments, N.A. (formerly known and conducting business as Northern Trust Investments,
50 South LaSalle Street            Inc.); Executive Vice President and other positions at The Northern Trust Company,
Chicago, IL 60675                  President of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for
President since 2000               Northern Trust Global Investments since 1989.

Eric K. Schweitzer               - Senior Vice President at Northern Trust Investments, N.A. (formerly known and conducting
Age: 42                            business as Northern Trust Investments, Inc.) since 2001 and Senior Vice President at
50 South LaSalle Street            The Northern Trust Company and the Director of Distribution, Product Management and
Chicago, IL 60675                  Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000;
Vice President since 2000        - Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert                     - Senior Vice President and Department Head at The Northern Trust Company overseeing Fund
Age: 42                            Accounting, Transfer Agent and Fund Administration functions; Division Manager of Fund
50 South LaSalle Street            Accounting from 1992 to 1998; Audit Manager at Arthur Andersen LLP (an accounting firm)
Chicago, IL 60675                  prior thereto.
Treasurer since 2002

Brian R. Curran                  - Vice President and Director of Fund Administration at PFPC Inc. since 1997.
Age: 36
4400 Computer Drive
Westborough, MA 01581
Vice President since 1999

Stuart Schuldt                   - Senior Vice President and Division Manager of Fund Administration and Fund Accounting,
Age: 42                            The Northern Trust Company;
50 South LaSalle Street          - Senior Vice President and Division Manager of Fund Accounting, Scudder Kemper (a mutual
Chicago, IL 60675                  fund company), from 1993 to 1998;
Assistant Treasurer since 2002   - Audit Manager, Arthur Andersen & Co. (an accounting firm), prior thereto.

Jeffrey A. Dalke, Esq.           - Partner in the law firm of Drinker Biddle & Reath LLP.
Age: 53
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 1993

Linda J. Hoard, Esq.             - Senior Counsel and Vice President at PFPC Inc. since 1998; Attorney Consultant for
Age: 56                            Fidelity Management & Research (a financial service company); Investors Bank & Trust
4400 Computer Drive                Company (a financial service provider); and FDISG prior thereto.
Westborough, MA 01581
Assistant Secretary since 1999

Lori V. Russell                  - Associate Counsel and Director at PFPC Inc. since 2002; Associate Counsel at Investors
Age: 32                            Bank & Trust Company (a financial service provider) from 2001 to 2002; Manager in the
4400 Computer Drive                Regulatory Administration Department of PFPC Inc. from 2000 to 2001 and Senior
Westborough, MA 01581              Regulatory Administrator from 1998 to 2000.
Assistant Secretary since 2003

James D. Grassi                  - Senior Attorney at The Northern Trust Company since 1994.
Age: 47
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary
since April 2003

(1) EACH OFFICER SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

                                      NORTHERN FUNDS ANNUAL REPORT 15 VALUE FUND

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report on Form N-CSR, registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). The registrant has not amended its Code of Ethics during the period covered by this report.

The registrant has not granted any waivers, including an implicit waiver, from any provision of its Code of Ethics during the period covered by this report.

A copy of this code of ethics is attached as an exhibit to this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR), serving on its audit committee. William J. Dolan, Jr., is the "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant's Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant's Audit Committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by Deloitte & Touche LLP related to the Northern Funds. Deloitte & Touche LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                     2004                                                      2003
                    -------------------------------------------------  ------------------------------------------------
                                                      ALL OTHER FEES                                    ALL OTHER FEES
                                     ALL FEES AND     AND SERVICES                     ALL FEES AND     AND SERVICES
                    ALL FEES AND     SERVICES TO      TO SERVICE       ALL FEES AND    SERVICES TO      TO SERVICE
                    SERVICES TO      SERVICE          AFFILIATES THAT  SERVICES TO     SERVICE          AFFILIATES THAT
                    THE TRUST THAT   AFFILIATES THAT  DID NOT          THE TRUST THAT  AFFILIATES THAT  DID NOT
                    WERE PRE-        WERE PRE-        REQUIRE PRE-     WERE PRE-       WERE PRE-        REQUIRE PRE-
                    APPROVED         APPROVED         APPROVAL         APPROVED        APPROVED         APPROVAL
                    -------------------------------------------------  ------------------------------------------------
(a) Audit Fees        $ 293,300              N/A           N/A           $ 312,775          N/A              N/A

(b) Audit-Related
Fees                  $   5,000(1)     $ 130,000 (3)      $  0           $   5,000(1)      $  0             $  0

(c) Tax Fees          $  48,000(2)     $       0          $  0           $  48,000(2)      $  0             $  0

(d) All Other Fees    $       0        $       0          $  0           $       0         $  0             $  0

         (1) Agreed upon procedures relating to withholding taxes from foreign countries
         (2) Excise Tax Return review, RIC tax return review and deferred compensation arrangement consultation.
         (3)   Agreed upon procedures relating to the Funds Compliance Policies

Service affiliates as it relates to the aggregate audit fees, tax fees and all other fees that were billed by Deloitte & Touche LLP for the fiscal years ended March 31, 2004 and March 31, 2003 relate to service rendered on behalf of Northern Trust Investments, N.A. (NTI) and Northern Trust Global Investments (Europe) Limited (NTGIE) and entities controlling, controlled by, or under common control with NTI/NTGIE that provide ongoing services to the funds for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit fees.

(e)(1) Pursuant to Northern Funds' Audit Committee Charter adopted July 29,2003 and amended October 28,2003, to the extent required by applicable regulations, all audit and non-audit services provided by the independent accountants shall either be: (a) pre-approved the audit committee as a whole; or (b) between meetings of the audit committee by he Chairman of the audit committee and the Trust's designated Audit Committee Financial Expert (if any) acting jointly (if both are available or singly (if either is unavailable), provided that, in each case, such pre-approvals must be reported to the full audit committee at its next meeting.

(e)(2) Beginning with audit service contracts entered into after May 6, 2003, the audit committee pre-approved 100% of Non-audit fees billed to the Registrant and Service Affiliates.

(f) Not applicable

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the last two fiscal years were $183,000 and $53,000 for 2004 and 2003, respectively.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Service Affiliates is compatible with maintaining the auditors' independence in performing audit services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable for this reporting period.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's last fiscal half-year (the registrant's second half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR

(a)(2) Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             Northern  Funds
            ------------------------------------------------------

By (Signature and Title)*    /s/ Lloyd A. Wennlund
                          ----------------------------------------
                             Lloyd A. Wennlund, President
                             (Principal Executive Officer)

Date                         May 27, 2004
    ------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*    /s/ Lloyd A. Wennlund
                          ----------------------------------------
                             Lloyd A. Wennlund, President
                             (Principal Executive Officer)

Date                         May 27, 2004
    ------------------------------------------------


By (Signature and Title)*    /s/ Brian P. Ovaert
                          ----------------------------------------
                             Brian P. Ovaert, Treasurer
                             (Principal Financial Officer)

Date                         May 27, 2004
    ------------------------------------------------


* Print the name and title of each signing officer under his or her signature.